Filed on: April 30, 2024	File No. 333-138540 File No. 811-10011

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	24	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Amendment No.	81	☒
(Check appropriate box or boxes)
SBL VARIABLE ANNUITY ACCOUNT XIV
(EliteDesigns)

(Exact Name of Registrant)
Security Benefit Life Insurance Company

(Name of Depositor)
One Security Benefit Place, Topeka, Kansas 66636-0001

(Address of Depositor’s Principal Executive Offices)
(785) 438-3000

(Depositor’s Telephone Number, Including Area Code)
Chris Swickard, Deputy General Counsel
Security Benefit Life Insurance Company
One Security Benefit Place, Topeka, KS 66636-0001

(Name and Address of Agent for Service
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2024, pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on May 1, 2024, pursuant to paragraph (a)(1) of rule 485 under the Securities Act.
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
May 1, 2024

ELITEDESIGNS® VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, LLC
32-69150-02 2024/05/01
6915B (PRS)

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued on or after April 18, 2011)
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the EliteDesigns Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 408 or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called SBL Variable Annuity Account XIV (the “Separate Account”). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2024
6915B (PRS)
32-69150-02 2024/05/01
Protected by U.S. Patent No. 7,251,623 B1.

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Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Value — The total value of your Contract as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
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Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any uncollected premium taxes. The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any uncollected premium taxes.
Important Information You Should Consider About the Contract

FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals	The Company does not assess a withdrawal charge on full or partial withdrawals.	Fee Table Fee Table – Examples Charges and Deductions
Transaction Charges	There are no charges for other transactions.	Not Applicable
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FEES AND EXPENSES	Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The tables below describe the current fees and expenses of the Contract that you may pay each year, depending on the options you choose and the date your Contract was issued. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Contracts issued before December 28, 2012:

Fee Table
Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Return of Premium
Death Benefit Rider
Charge
Charges and Deductions
– Administration Charge
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.25%	0.45%
	Investment options[2] (Underlying Fund fees and expenses)	0.11%	5.20%
	Optional benefit available for an additional charge[3]	0.10%	0.10%
1
As a percentage of Contract Value allocated to the Separate Account. The Base
Contract Annual Fee is 0.55% during the Annuity Period.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value

	Contracts issued on or after December 28, 2012:
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.25%	0.45%
	Investment options[2] (Underlying Fund fees and expenses)	0.11%	5.20%
	Optional benefit available for an additional charge[3]	0.35%	0.35%
1
As a percentage of Contract Value allocated to the Separate Account. The Base
Contract Annual Fee is 0.55% during the Annuity Period.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.

	Lowest Annual Cost: $532.27	Highest Annual Cost: $4,425.64
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
•No optional benefits
•No advisory fees
•No additional Purchase Payments,
transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base
Contract charge, optional benefit and
Underlying Fund fees and expenses
•No advisory fees
•No additional Purchase Payments,
transfers or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Withdrawals may reduce or terminate Contract guarantees.
•The benefits of tax deferral and long-term income mean the Contract is more beneficial to investors with a long-time horizon.
The Contract – General
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Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
•Each investment option has its own unique risks.
•You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations, guarantees or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting
www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract.
•Certain Subaccounts prohibit you from transferring out and back in the same
Subaccount within a period of calendar days.
•We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Allocation of Purchase Payments The Contract – Transfers of Contract Value – Frequent Transfer Restrictions Other Information – Changes to Investments
Optional Benefits
•The Return of Premium Death Benefit is only available at Contract issue.
You cannot change or cancel it after issue.
•We reserve the right to stop offering the Return of Premium Death Benefit for purchase at any time.
•We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of the Return of Premium
Death Benefit by an amount greater than the value withdrawn or result in termination of the benefit.
Benefits Under the Contract – Return of Premium Death Benefit
	TAXES	Location in Prospectus
Tax Implications
•If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.

The Contract –
Withdrawals to Pay
Advisory Fees
Charges and Deductions
– Deduction of Advisory
Fees
Federal Tax Matters –
Introduction
Federal Tax Matters –
Income Taxation of
Annuities in General—
Non-Qualified Contracts

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
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	CONFLICTS OF INTEREST	Location in Prospectus
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. This Contract is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests.
A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. We may make other Annuity Options available upon request. We may also discontinue the availability of one or more of these options at any time.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) are permitted after the Annuity Start Date. The Return of Premium Death Benefit terminates upon annuitization. The Company will continue to deduct the monthly Return of Premium Death Benefit Rider charge if you elect Annuity Option 5 or 6.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty, if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. The Contract includes a standard death benefit equal to the Contract Value reduced by any uncollected premium tax. If you purchased the optional rider that provides an enhanced death benefit, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
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Return of Premium Death Benefit. For an additional cost, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load Imposed on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Fee (per transfer)	None
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase the optional rider, you will pay additional charges, as shown below.
Annual Contract Expenses
Charge
Administrative Expenses	None
Base Contract Expenses (as a percentage of average Contract Value)	0.45%[1]
Optional Benefit Expenses – Return of Premium Death Benefit Rider Charge (as a percentage of Contract Value)	0.10%[2]
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Charge
Optional Benefit Expenses – Return of Premium Death Benefit Rider Charge (as a percentage of Contract Value)	0.35%[3]
1  This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge is equal to an annual rate of 0.25% and is deducted daily. We reserve the right to apply a higher administration charge to new Subaccounts we add in the future. The mortality and expense risk charge is 0.20% but is reduced to 0.00% for Contract Values of $500,000 or more. Any mortality and expense risk charge above the minimum charge of 0.00% is deducted from your Contract Value on a monthly basis. During the
Annuity Period, the mortality and expense risk charge is 0.30%; thus, during the Annuity Period the Base Contract Expenses are 0.55% in lieu of the amount described above.
2 This is the Optional Benefit Expense for Contracts issued before December 28, 2012.
3 This is the Optional Benefit Expense for Contracts issued on or after December 28, 2012.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.11%	5.20%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.11%	5.09%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2025.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the optional benefit available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$5,970.00	$17,731.50	$29,258.94	$57,083.90
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$5,970.00	$17,731.50	$29,258.94	$57,083.90
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$928.61	$2,901.32	$5,038.70	$11,195.63
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$928.61	$2,901.32	$5,038.70	$11,195.63
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
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Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A tax may be assessed on withdrawals and surrenders, and it could be substantial. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of the optional benefit by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption and Cybersecurity Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
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Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2022, the Company had total assets under management of approximately $51.4 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the
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administration or investment practices of the Separate Account or of the Company. We do not guarantee the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds, and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that the Owner of a Contract might be treated as the owner of a pro rata share of the Underlying Fund to which the Contract Value is allocated and taxed currently on income and gains attributable to the Underlying Funds.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://dfinview.com/SecurityBenefit/TAHD/DFIN11320?site=PSBL.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the
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particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Administration Charge. The Company may charge a higher administration charge for certain Subaccounts that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Administration Charge.”
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
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Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge upon the Annuity Start Date. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, the following states impose a premium tax on Purchase Payments applied to a Non-Qualified Contract: California (2.35%), Colorado (2.00%), Maine (2.00%), Nevada (3.50%), South Dakota (1.25% on Purchase Payments up to $500,000 and 0.08% on Purchase Payments over $500,000) and Wyoming (1.00%). California also imposes a premium tax of 0.50% on Purchase Payments applied to a Qualified Contract. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5% but are subject to change by a governmental entity.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
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Annual Contract Expenses
Administrative Expenses
The Company does not deduct Administrative Expenses from your Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to a mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Withdrawal Charge Schedule	Annual Mortality and Expense Risk Charge
Less than $500,000	0.20%
$500,000 or more	0.00%
We also deduct a mortality and expense risk charge during the Annuity Period in the amount of 0.30%, on an annual basis, of each Subaccount’s average daily net assets. The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.20% (0.30% during the Annuity Period) of each Subaccount’s average daily net assets.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of each Subaccount’s average daily net assets. The annual charge for each of the Subaccounts currently offered through this Prospectus is 0.25%. The Company guarantees that this charge will not increase for the Subaccounts available under the Contract as of the date of this Prospectus; however, the amount of this charge may be higher for Subaccounts that the Company adds in the future.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary for, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
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Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of certain charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Return of Premium Death Benefit Rider Charge — In addition to the charges and deductions discussed above, you may purchase the Return of Premium Death Benefit rider under the Contract. The Company makes the rider available only at issue.
The Company deducts a monthly charge from your Contract Value for the Return of Premium Death Benefit rider. The Company deducts the monthly charge from your Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract. Thus, the Company may deduct the rider charge during periods where no benefits are provided or payable. The amount of the rider charge is equal to 0.35% (for Contracts issued on or after December 28, 2012) or 0.10% (for Contracts issued before December 28, 2012), on an annual basis, of your Contract Value.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
Payment of Compensation — The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 408 or 408A of the Internal Revenue Code ("IRA" or “Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 408 or 408A IRA, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity
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options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value (such as those associated with the Return of Premium Death Benefit rider) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are noncash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $50,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. Subject to the Aggregate Purchase Payment Limit discussed below, the Company will accept, without prior Company approval, an initial Purchase Payment in an amount up to $2,000,000 provided that (i) the Owner age at the time of issue is 81 or older (but not older than the maximum issue age) or (ii) the Contract is issued with a Return of Premium Death Benefit Rider. Subject to the Aggregate Purchase Payment Limit discussed below, the Company will accept without prior Company approval, an initial Purchase Payment in an amount up to $3,000,000 provided that (i) the Owner age at the time of issue is 80 or younger and (ii) the Contract is issued without a Return of Premium Death Benefit Rider. The Company will not accept, without prior Company approval, aggregate Purchase Payments in an amount that exceeds $3,000,000 under all variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner (the “Aggregate Purchase Payment Limit”). The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is
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unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Rydex VIF U.S. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts, and the effective date on which the Subaccounts were closed or will close.
Closed Subaccounts	Effective Date
Alger Capital Appreciation	April 30, 2021
DWS Capital Growth VIP[1]	April 30, 2024
DWS Core Equity VIP[1]	April 30, 2024
DWS CROCI® U.S. VIP[1]	April 30, 2024
DWS Global Small Cap VIP[1]	April 30, 2024
DWS High Income VIP[1]	April 30, 2024
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Closed Subaccounts	Effective Date
DWS International Growth VIP[1]	April 30, 2024
Lord Abbett Series Developing Growth VC	May 5, 2021
Vanguard® VIF Small Company Growth	May 1, 2019
1 The DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® U.S. VIP, DWS Global Small Cap VIP, DWS High Income VIP and DWS International Growth VIP are expected to liquidate on June 17, 2024.
In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Rydex VIF U.S. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
•
If you had Contract Value allocated to the Alger Capital Appreciation on April 30, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Capital Appreciation Subaccount pursuant to an Automatic Allocation Program will remain in effect.
•
If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May 5, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.
•
If you had Contract Value allocated to the Vanguard® VIF Small Company Growth Subaccount on May 1, 2019, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Vanguard® VIF Small Company Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high.
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Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts
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regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the applicable cut-off time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Redwood, Rydex and certain Federated Subaccounts. In addition, transfers are subject to frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•
the total dollar amount being transferred;
•
the number of transfers you made within a period of time;
•
transfers to and from (or from and to) the same Subaccount;
•
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
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There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners, which may have a negative impact on such other Owners. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12-month period (or such shorter period as specified in the chart below), the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted. The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000.
Subaccount	Number of Round Trip Transfers
Federated Hermes High Income Bond II	2[1]
1
Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that
Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

Further, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
AB Discovery Value, AB Relative Value, AB Sustainable Global Thematic, AB VPS Dynamic Asset Allocation	30 days
Alger Capital Appreciation[1], Alger Large Cap Growth	30 days
Allspring Opportunity VT, Allspring VT Discovery All Cap Growth	30 days
ALPS/Alerian Energy Infrastructure	30 days
AFIS Capital World Growth and Income, AFIS U.S. Government Securities, AFIS
Washington Mutual Investors, American Funds IS® Asset Allocation, American Funds IS®
Capital World Bond, American Funds IS® Global Growth, American Funds IS® Global
Small Capitalization, American Funds IS® Growth, American Funds IS® Growth-Income,
American Funds IS® International, American Funds IS® International Growth and Income,
American Funds IS® Mortgage, American Funds IS® New World
30 days
BlackRock Advantage Large Cap Core V.I., BlackRock Basic Value V.I., BlackRock Capital
Appreciation V.I., BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I.,
BlackRock High Yield V.I., BlackRock Large Cap Focus Growth V.I.
30 days
BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon Stock Index, BNY Mellon VIF Appreciation	60 days
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA
Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA
International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA
U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio
30 days
Donoghue Forlines Dividend VIT Fund, Donoghue Forlines Momentum VIT Fund	Unlimited
DWS Small Mid Cap Value VIP	30 days
Eaton Vance VT Floating-Rate Income	90 days
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Subaccount	Transfer Block Restriction (# of Calendar Days)
Federated Hermes Fund for U.S. Government Securities II	Unlimited
Federated Hermes High Income Bond II	Subject to the Round Trip Transfer restrictions in the chart above
Fidelity® VIP Balanced, Fidelity® VIP Contrafund®, Fidelity® VIP Disciplined Small Cap,
Fidelity® VIP Emerging Markets, Fidelity® VIP Growth & Income, Fidelity® VIP Growth
Opportunities, Fidelity® VIP High Income, Fidelity® VIP Index 500, Fidelity® VIP Investment
Grade Bond, Fidelity® VIP Mid Cap, Fidelity® VIP Overseas, Fidelity® VIP Real Estate,
Fidelity® VIP Strategic Income
60 days
Franklin DynaTech VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP
Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund,
Franklin Mutual Shares VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap
Value VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP
Fund, Franklin U.S. Government Securities VIP Fund
30 days
Goldman Sachs VIT International Equity Insights, Goldman Sachs VIT Large Cap Value,
Goldman Sachs VIT Mid Cap Growth, Goldman Sachs VIT Mid Cap Value, Goldman
Sachs VIT Small Cap Equity Insights, Goldman Sachs VIT Strategic Growth
30 days
Guggenheim VIF All Cap Value, Guggenheim VIF Floating Rate Strategies, Guggenheim
VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF
Large Cap Value, Guggenheim VIF Long Short Equity, Guggenheim VIF Managed Asset
Allocation, Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Small Cap Value,
Guggenheim VIF SMid Cap Value, Guggenheim VIF StylePlus Large Core, Guggenheim
VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF
StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World
Equity Income
30 days
Invesco Oppenheimer V.I. International Growth, Invesco V.I. American Franchise, Invesco
V.I. American Value, Invesco V.I. Balanced-Risk Allocation, Invesco V.I. Comstock, Invesco
V.I. Equally-Weighted S&P 500, Invesco V.I. Core Equity, Invesco V.I. Discovery Mid Cap
Growth, Invesco V.I. Equity and Income, Invesco V.I. EQV International Equity, Invesco V.I.
Global, Invesco V.I. Global Core Equity, Invesco V.I. Global Health Care, Invesco V.I. Global
Real Estate, Invesco V.I. Global Strategic Income, Invesco V.I. Government Securities,
Invesco V.I. Growth and Income, Invesco V.I. High Yield, Invesco V.I. Main Street Small
Cap®, Invesco V.I. Main Street Mid Cap Fund®, Invesco V.I. Small Cap Equity
30 days
Janus Henderson VIT Enterprise, Janus Henderson VIT Forty, Janus Henderson VIT Mid Cap Value, Janus Henderson VIT Overseas, Janus Henderson VIT Research	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC2, Lord
Abbett Series Dividend Growth VC, Lord Abbett Series Fundamental Equity VC, Lord
Abbett Series Growth and Income VC, Lord Abbett Series Growth Opportunities VC, Lord
Abbett Series Mid Cap Stock VC, Lord Abbett Series Total Return VC
30 days
LVIP American Century VP Disciplined Core, LVIP American Century Inflation Protection, LVIP American Century International, LVIP American Century Mid Cap Value, LVIP American Century Value	30 days
LVIP JPMorgan Core Bond, LVIP JPMorgan Small Cap Core, LVIP JPMorgan U.S. Equity	30 days
Macquarie VIP Asset Strategy, Macquarie VIP Balanced, Macquarie VIP Core Equity,
Macquarie VIP Energy, Macquarie VIP Global Growth, Macquarie VIP Growth, Macquarie
VIP High Income, Macquarie VIP International Core Equity, Macquarie VIP Limited-Term
Bond, Macquarie VIP Mid Cap Growth, Macquarie VIP Natural Resources, Macquarie VIP
Science and Technology, Macquarie VIP Small Cap Growth, Macquarie VIP Smid Cap
Core, Macquarie VIP Value
60 days
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Subaccount	Transfer Block Restriction (# of Calendar Days)
MFS® VIT Emerging Markets Equity, MFS® VIT Global Tactical Allocation, MFS® VIT High
Yield, MFS® VIT II MA Investors Growth Stock, MFS® VIT II Research International, MFS®
VIT International Intrinsic Value, MFS® VIT Investors Trust, MFS® VIT New Discovery,
MFS® VIT Research, MFS® VIT Total Return, MFS® VIT Total Return Bond, MFS® VIT
Utilities
30 days
Morgan Stanley VIF Emerging Markets Debt, Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF
Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio,
Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF
Asset Allocation Portfolio
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging
Markets Bond, PIMCO VIT Global Bond Opportunities (Unhedged), PIMCO VIT Global
Managed Asset Allocation, PIMCO VIT High Yield, PIMCO VIT International Bond
(Unhedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Short-Term,
PIMCO VIT Total Return
30 days
Pioneer Bond VCT, Pioneer Equity Income VCT, Pioneer High Yield VCT, Pioneer Strategic Income VCT	30 days
Putnam VT Core Equity, Putnam VT Diversified Income, Putnam VT Global Asset
Allocation, Putnam VT High Yield, Putnam VT Income, Putnam VT Large Cap Growth,
Putnam VT Large Cap Value, Putnam VT Small Cap Growth
30 days
Redwood Managed Volatility	Unlimited
Rydex VIF Banking, Rydex VIF Basic Materials, Rydex VIF Biotechnology, Rydex VIF
Commodities Strategy, Rydex VIF Consumer Products, Rydex VIF Dow 2x Strategy, Rydex
VIF Electronics, Rydex VIF Energy, Rydex VIF Energy Services, Rydex VIF Europe 1.25x
Strategy, Rydex VIF Financial Services, Rydex VIF Government Long Bond 1.2x Strategy,
Rydex VIF Health Care, Rydex VIF High Yield Strategy, Rydex VIF Internet, Rydex VIF
Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF
Inverse MidCap Strategy, Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse
Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF Japan 2x
Strategy, Rydex VIF Leisure, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100®,
Rydex VIF NASDAQ-100® 2x Strategy, Rydex VIF Nova, Rydex VIF Precious Metals,
Rydex VIF Real Estate, Rydex VIF Retailing, Rydex VIF Russell 2000® 1.5x Strategy,
Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF S&P
500 Pure Growth, Rydex VIF S&P 500 Pure Value, Rydex VIF S&P MidCap 400 Pure
Growth, Rydex VIF S&P MidCap 400 Pure Value, Rydex VIF S&P SmallCap 600 Pure
Growth, Rydex VIF S&P SmallCap 600 Pure Value, Rydex VIF Strengthening Dollar 2x
Strategy, Rydex VIF Technology, Rydex VIF Telecommunications, Rydex VIF
Transportation, Rydex VIF U.S. Government Money Market, Rydex VIF Utilities, Rydex VIF
Weakening Dollar 2x Strategy
Unlimited
T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price Health Sciences, T. Rowe Price Limited-Term Bond	30 days
Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Global Bond VIP Fund, Templeton Growth VIP Fund	30 days
Third Avenue Value	90 days
TOPS® Aggressive Growth ETF, TOPS® Balanced ETF, TOPS® Conservative ETF, TOPS®
Growth ETF, TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Growth ETF,
TOPS® Managed Risk Moderate Growth ETF, TOPS® Moderate Growth ETF
30 days
VanEck VIP Global Gold, VanEck VIP Global Resources	30 days
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Subaccount	Transfer Block Restriction (# of Calendar Days)
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative
Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF
Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF
High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard®
VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short Term
Investment Grade, Vanguard® VIF Small Company Growth[3], Vanguard® VIF Total Bond
Market Index, Vanguard® VIF Total International Stock Market Index, Vanguard® VIF Total
Stock Market Index
30 days
Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Small-Cap Growth Series,
Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth
Series, Virtus Tactical Allocation Series
30 days
Voya MidCap Opportunities Portfolio	30 days
VY CBRE Clarion Global Real Estate Portfolio, VY CBRE Clarion Real Estate Portfolio	30 days
Western Asset Variable Global High Yield Bond	30 days
1
You may transfer Contract Value to the Alger Capital Appreciation Subaccount only if you had Contract Value allocated to that Subaccount on
April 30, 2021.
2
You may transfer Contract Value to the Lord Abbett Series Developing Growth VC Subaccount only if you had Contract Value allocated to that Subaccount on May 5, 2021.
3
You may transfer Contract Value to the Vanguard® VIF Small Company Growth Subaccount only if you had Contract Value allocated to that
Subaccount on May 1, 2019.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits
26

on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Redwood, Rydex and certain Federated Subaccounts (see chart above), which do not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Redwood, Rydex and certain Federated Subaccounts (see chart above). As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
•
Investment performance of the Subaccounts to which you have allocated Contract Value,
•
Payment of Purchase Payments,
•
Full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), and
•
Charges assessed in connection with the Contract, including charges for any optional riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any
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dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any application requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions (other than transfer requests, as described herein) received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Purchase Payments” and “Full and Partial Withdrawals.”
Requests to transfer Contract Value received at or after the applicable cut-off time will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0% annually, and (5) the administration charge for that Subaccount, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0% and the administration charge of 0.25% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — We refer to the times by which financial transactions must be received to be processed on the current Valuation Date as “cut-off times.” Any written, electronic, or telephonic transactions involving your Contract, other than requests to transfer Contract Value among the Subaccounts, must be received by us prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions (other than transfers) normally must be received prior to 3:00 p.m. Central time. Financial transactions (other than transfers) received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
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Any request to transfer Contract Value among the Subaccounts, including those submitted by telephone, must be received by us no later than one hour prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. This means transfer requests must normally be received by 2:00 p.m. Central time. Transfer requests received at or after the cut-off time will be processed on the following Valuation Date. The Company may extend the cut-off time to 15 minutes prior to any announced closing (generally 2:45 p.m. Central time) for transfers submitted electronically through the Company’s Internet web site. Internet functionality is available only to Owners who have authorized their financial representatives to make financial transactions on their behalf.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including systematic withdrawals and withdrawals to pay investment advisory fees, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under applicable law. Withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time (normally 3:00 p.m. Central time), the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Premium Tax Charge.” The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below and withdrawals to pay investment advisory fees. A request for a partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable premium tax charge. Alternatively, you may request that any premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such premium tax charge . See “Premium Tax Charge.”
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000 and no Purchase Payments have been paid for three years, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
A full or partial withdrawal, including a systematic withdrawal or a withdrawal to pay investment advisory fees, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be
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subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. The deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce the death benefit, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charges and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any uncollected premium taxes (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you Contract Value based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments or (2) Contract Value, plus any charges deducted from such Contract Value.
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Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner, and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be payable as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If an Owner dies (or the Annuitant dies, if any Owner is not a natural person) prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company.
If you purchased the Return of Premium Death Benefit rider, your death benefit will be determined in accordance with the terms of the rider. Please note that, under the rider, if we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. See the discussion of the Return of Premium Death Benefit. Your death benefit proceeds under the rider will be the death benefit reduced by any uncollected premium tax.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means to our Administrative Office.
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Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and the Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or
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life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay in excess of the Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Provides a death benefit equal to the Contract Value.	There is no charge for this option.	•The death benefit will be reduced by any uncollected premium tax.
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts.	There is no charge for this option.
•The minimum amount that may be transferred to any one
Subaccount is $25.00.
•The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
•Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted.
•After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	•The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option.	•The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is reduced to $50.
Systematic Withdrawals	Allows you to set up periodic automatic payments of a certain percentage or dollar amount of your Contract Value.	There is no charge for this option.
•Each payment must be at least $100 (unless we consent
otherwise).
•Withdrawals may be subject to income tax and penalties.
•If an Owner is enrolled in the Dollar Cost Averaging or Asset
Reallocation Options, the Owner may not elect to receive
systematic withdrawals from any Subaccount that is part of the
Dollar Cost Averaging or Asset Reallocation Options.

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Optional Benefit
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit	Provides an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.	0.10% (for Contracts issued before December 28, 2012)
•The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
•We will reduce the death benefit offered under this rider by any uncollected premium tax.
•If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative
Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
•The Owner and any Joint Owner must be 80 or younger on the
Contract Date.
•Certain withdrawals could significantly reduce or even terminate the benefit, including systematic withdrawals and withdrawals used to pay investment adviser fees.
•The Company will continue to deduct the rider charge after the
Annuity Start Date if you elect Annuity Option 5 or 6.
•Withdrawals (including withdrawals to pay advisory fees) reduce the benefit proportionately. This means withdrawals could
significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

0.35% (for Contracts issued on or after December 28, 2012)
Return of Premium Death Benefit — For an additional charge, as reflected in the Fee Table, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. If the rider is not purchased, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary. See the discussion under “Death Benefit.”
The rider is only available at issue. You cannot change or cancel the rider after it has been issued. Please note that any amount that we may pay or make available under the Return of Premium Death Benefit rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
How do you calculate the death benefit? On the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary, the death benefit equals the greater of:
1.
Contract Value; or
2.
The sum of all Purchase Payments (not including any Credit Enhancements) less an adjustment for any withdrawals and withdrawal charges (including systematic withdrawals and withdrawals to pay investment advisory fees).
In the event of a withdrawal (including a systematic withdrawal or a withdrawal to pay investment advisory fees), we reduce your Return of Premium Death Benefit as last adjusted for any prior withdrawal in the same proportion that the withdrawal reduces Contract Value immediately prior to the withdrawal. This means if you make a withdrawal when your Contract Value is less than your total Purchase Payments, your Return of Premium Death Benefit will be reduced by an amount that is greater than the dollar amount of your withdrawal.
•
For example, if you have made Purchase Payments totaling $100,000 and your Contract Value has dropped to $60,000, your death benefit is $100,000 so long as you have not taken any withdrawals. If, however, you take a $10,000 withdrawal (including a withdrawal to pay advisory fees), then we will reduce your total Purchase Payments proportionately to equal $83,333 ($100,000 x (1-$10,000 / $60,000). After the withdrawal, your death benefit is $83,333. Note that your death benefit decreased by more than the dollar amount of your withdrawal.
See the next question for information on potential reductions in the amount of the death benefit to collect any premium tax due.
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Will there be any adjustments to the enhanced death benefit? We will reduce the death benefit offered under this rider by any uncollected premium tax, and, if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (however, if the death benefit is 1 above, we will not reduce the death benefit by any Credit Enhancements).
Note: If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
Are there age restrictions on purchasing this rider? The Owner and any Joint Owner must be 80 or younger on the Contract Date. See the discussion under “Death Benefit.”
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes.
The Contract currently provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity. In the case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15, 20 or 30 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the
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Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charges and any uncollected premium tax. However, the Owner cannot take systematic withdrawals or make withdrawals to pay the fees of an investment adviser. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charges and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for the Annuity Options described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Option 1, there is no minimum number of payments guaranteed under this Annuity Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. You may also select Annuity Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the
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remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made.
Option 5 — Payments for a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 30 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15, 20 or 30 years, as elected by the Owner. This option differs from Annuity Option 5 in that Annuity Payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for the Annuity Options are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Annuity Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Annuity Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Annuity Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is
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allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with an IRA, reference should be made to the terms of the particular IRA and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, IRAs generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches their “applicable age” as defined in the Code. If the Annuitant attains age 72 after 2022 and age 73 before 2033, their applicable age is 73. If Annuitant attains age 74 after 2032, their applicable age is 75. In addition, under an IRA, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
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Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
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During which the NYSE is closed other than customary weekend and holiday closings,
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During which trading on the NYSE is restricted as determined by the SEC,
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During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
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For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Rydex VIF U.S. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Rydex VIF U.S. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Business Disruption and Cybersecurity Risks — We rely on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (e.g. affecting the internet, cloud services, or other infrastructure) or targeted (e.g. failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks).
Cybersecurity risks include, but are not limited to, the loss, theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website (or the websites of third parties on whom we rely), disruption of routine business operations, and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection.
Systems failures and cybersecurity incidents affecting us, our affiliates, the Underlying Funds, intermediaries, service providers, and other third parties on whom we rely may adversely affect your contract value and interfere with our ability to process contract transactions and calculate contract values. Systems failures and cybersecurity breaches may cause us to be unable to process orders from our website or with the Underlying Funds, cause us to be unable to calculate unit values and/or the Underlying Funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and our service providers and intermediaries to regulatory fines, litigation, and financial losses, and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value.
The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.
In addition, we are also exposed to risks related to natural and man-made disasters including, but not limited to, storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, which could adversely affect
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our ability to conduct business. A natural or man-made disaster, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. They could interfere with our processing of contract transactions, including processing orders from Owners and orders with the Underlying Funds, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries, the Underlying Funds and the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, effective for plan years beginning in 2024, distributions of employee elective deferrals, qualified nonelective contributions, qualified matching contributions, and gains attributable to such contributions may be made on account of hardship. Under prior provisions, distributions on account of hardship generally were limited to amounts attributable to employee elective deferrals. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement
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plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable Contract Owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. While the Company does not think that such will be the case, due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that an Owner of a Contract might be treated as the owner of a pro rata portion of the assets of the Separate Account.
The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account and its Underlying Funds. Moreover, in the event that regulations are adopted or rulings or other guidance are issued, there can be no assurance that the Separate Account and the Underlying Funds will be able to operate as currently described in the Prospectus (including the possibility that the number of Underlying Funds offered might need to be reduced), or that the Underlying Funds will not have to change their investment objective or investment policies.
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Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of an investment adviser) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this
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“partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
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Qualified Contracts — The Contract may be used with IRAs that meet the requirements of Section 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for an IRA, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the IRA. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The amounts that may be contributed to IRAs are subject to limitations that vary depending on the circumstances. In addition, early distributions from IRAs may be subject to penalty taxes. Furthermore, distributions from IRAs are subject to certain minimum distribution rules. Failure to comply with these rules could subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. Please note that for Owners who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Owners and Beneficiaries should consult a tax adviser if they may be affected by these changes. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The following are brief descriptions of the various types of IRAs and the use of the Contract therewith:
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $7,000 (for 2024) or (ii) 100% of the individual’s taxable compensation (for 2024).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 (indexed for inflation beginning in 2024) for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($123,000 to $143,000 for a married couple filing a joint return and $77,000 to $87,000 for a single taxpayer in 2024). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $230,000 to $240,000 (for 2024). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements. Amounts in a traditional IRA must generally be distributed or begin to be distributed on the date that the contract owner reaches their applicable age (as defined above), regardless of the contract owner’s retirement date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary). Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
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The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $146,000 to $161,000 in adjusted gross income for 2024 ($230,000 to $240,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv)
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made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; (x) made in connection with the birth or adoption of a child, in limited circumstances; or (xi) made to terminally ill employees.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 25% tax on the amount that was not properly distributed, which is reduced to 10% if corrected within a two year correction period. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
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Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
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The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and available online at https://dfinview.com/SecurityBenefit/TAHD/DFIN11320?site=PSBL .
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which
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might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Chris Swickard, Esq., Deputy General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through SDL’s registered representatives, as well as through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives of SDL and of Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions directly to SDL, as well as to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2023, 2022, and 2021, the amounts paid to SDL in connection with all contracts sold through the Separate Account were $813,931, $1,204,064, and $1,910,032, respectively. SDL passes through commissions it receives either to the SDL registered representatives involved in the sales process or to the Selling Broker-Dealers for their sales of the Contract, as applicable. SDL does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through
49

fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to SDL Registered Representatives. Registered representatives of SDL may assist potential Owners in purchasing a Contract, for example, by assisting with the Contract application. In addition to a base salary and customary employee benefits, these registered representatives may receive up to 0.60% of the Purchase Payments applied to a Contract sold in the region covered by the applicable registered representative. They also may be eligible for periodic bonus payments. SDL registered representatives may also receive non-cash compensation from the Company, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), and entertainment, merchandise and other similar items.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 0.75% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/or 0.05% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2023 in connection with the sale of its variable annuity contracts: ACA/Prudent Investors Planning Corporation; Cetera Advisors LLC, Cetera Advisor Networks, LLC; GWN Securities, Inc.; Lincoln Investment Planning, LLC; LPL Financial Corporation; OFG Financial Services, Inc.; Osaic Wealth, Inc.; PlanMember Securities Corporation; and Securities America, Inc.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
50

Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/DFIN11320?site=PSBL.
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://dfinview.com/SecurityBenefit/TAHD/DFIN11320?site=PSBL. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
51

APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the Underlying Fund prospectuses, shareholder reports*, and other documents, which may be amended or updated from time to time, and can be found online at https://dfinview.com/SecurityBenefit/TAHD/DFIN11320?site=PSBL. You can view, download, and print copies of Underlying Fund documents at this website. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/#53&RID=53&prodID=52&prodCat=VA.
*Due to changes in Underlying Fund report delivery requirements, effective on and after June 30, 2024, all Underlying Fund reports for your current investment allocation(s) will be printed and mailed to you.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Mid Cap Value	AB Discovery Value – Class B Adviser: AllianceBernstein L.P.	1.06%	16.86%	10.51%	7.29%
Large Cap Value	AB Relative Value – Class B Adviser: AllianceBernstein L.P.	0.87%	11.72%	11.57%	9.05%
Global Equity	AB Sustainable Global Thematic – Class B Adviser: AllianceBernstein L.P.	1.22%	15.70%	13.27%	9.33%
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.18%	13.48%	4.03%	3.22%
Global Equity	AFIS Capital World Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.01%	20.65%	10.07%	7.36%
Government Bond	AFIS U.S. Government Securities – Class 4 Adviser: Capital Research and Management Company	0.83%	2.62%	0.79%	1.27%
Large Cap Blend	AFIS Washington Mutual Investors – Class 4 Adviser: Capital Research and Management Company	0.91%	16.97%	12.33%	9.64%
Large Cap Growth	Alger Capital Appreciation – Class S2 Adviser: Fred Alger Management, LLC	1.20%	42.78%	15.14%	12.25%
Large Cap Growth	Alger Large Cap Growth – Class I-2 Adviser: Fred Alger Management, LLC	0.87%	32.67%	14.14%	11.03%
Mid Cap Blend	Allspring Opportunity VT – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.09%	26.50%	14.74%	10.32%
Large Cap Growth	Allspring VT Discovery All Cap Growth – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.12%	33.17%	13.54%	10.42%
Specialty-Sector	ALPS/Alerian Energy Infrastructure – Class III Adviser: ALPS Advisors, Inc.	1.33%	13.91%	10.67%	2.70%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management Company	0.80%	14.02%	8.92%	6.98%
A-1

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management Company	0.98%	4.89%	-0.56%	0.12%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management Company	1.02%	22.29%	13.36%	9.30%
Global Equity	American Funds IS® Global Small Capitalization – Class 4 Adviser: Capital Research and Management Company	1.20%	15.79%	8.03%	5.51%
Large Cap Growth	American Funds IS® Growth – Class 4 Adviser: Capital Research and Management Company	0.84%	38.13%	18.38%	14.07%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management Company	0.78%	25.82%	13.08%	10.63%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management Company	1.03%	15.56%	4.58%	3.15%
International Equity	American Funds IS® International Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.06%	15.66%	5.86%	3.06%
Intermediate Term Bond	American Funds IS® Mortgage – Class 4 Adviser: Capital Research and Management Company	0.90%	3.51%	0.57%	1.24%
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management Company	1.14%	15.67%	8.37%	4.43%
Large Cap Blend	BlackRock Advantage Large Cap Core V.I. – Class III Adviser: BlackRock Advisors, LLC	0.97%	24.90%	14.43%	10.85%
Large Cap Value	BlackRock Basic Value V.I. – Class III Adviser: BlackRock Advisors, LLC	1.13%	16.24%	11.26%	7.44%
Large Cap Growth	BlackRock Capital Appreciation V.I. – Class III Adviser: BlackRock Advisors, LLC	1.19%	48.59%	15.77%	12.56%
Large Cap Value	BlackRock Equity Dividend V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	11.99%	11.27%	8.73%
Global Allocation	BlackRock Global Allocation V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock (Singapore) Limited; BlackRock International Limited	1.14%	12.49%	7.39%	4.63%
High Yield Bond	BlackRock High Yield V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.90%	12.94%	5.49%	4.21%
Large Cap Growth	BlackRock Large Cap Focus Growth V.I. – Class III Adviser: BlackRock Advisors, LLC	1.20%	52.47%	16.05%	13.38%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	15.39%	10.41%	8.04%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.03%	59.00%	15.31%	12.94%
A-2

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Blend	BNY Mellon Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.52%	25.60%	15.09%	11.47%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co., LLC	1.10%	20.67%	15.94%	10.81%
Global Equity	Dimensional VA Equity Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.49%	20.14%	12.74%	N/A
Global Bond	Dimensional VA Global Bond Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.21%	5.05%	0.58%	1.29%
Global Allocation	Dimensional VA Global Moderate Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP	0.44%	14.72%	8.93%	6.07%
International Equity	Dimensional VA International Small Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.40%	14.11%	7.86%	4.89%
International Equity	Dimensional VA International Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.27%	17.86%	8.87%	4.16%
Short Term Bond	Dimensional VA Short-Term Fixed Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.12%	4.98%	1.33%	1.05%
Large Cap Value	Dimensional VA U.S. Large Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.21%	10.92%	10.71%	8.10%
Small Cap Value	Dimensional VA U.S. Targeted Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.29%	20.03%	15.40%	9.00%
Large Value	Donoghue Forlines Dividend VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	2.70%	-1.58%	0.71%	0.89%
Tactical Allocation	Donoghue Forlines Momentum VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	1.56%	19.81%	5.10%	5.45%
Large Cap Growth	DWS Capital Growth VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	1.39%	38.17%	17.27%	13.28%
Large Cap Blend	DWS Core Equity VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	0.93%	25.17%	14.65%	11.22%
A-3

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Value	DWS CROCI® U.S. VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	1.12%	20.37%	8.26%	4.74%
Global Equity	DWS Global Small Cap VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	1.39%	24.20%	8.85%	3.54%
High Yield Bond	DWS High Income VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	1.32%	11.07%	4.97%	3.72%
Global Equity	DWS International Growth VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	1.82%	15.77%	7.33%	4.17%
Mid Cap Value	DWS Small Mid Cap Value VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.24%	14.59%	8.38%	5.13%
Floating Rate Bond	Eaton Vance VT Floating-Rate Income - Initial Class Adviser: Eaton Vance Management	1.17%	11.21%	4.13%	3.22%
Intermediate Government	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company	0.93%	4.19%	-0.11%	0.85%
High Yield Bond	Federated Hermes High Income Bond II – Service Class Adviser: Federated Investment Management Company	1.13%	12.47%	4.49%	3.87%
Balanced/Asset Allocation	Fidelity® VIP Balanced – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.69%	21.29%	12.16%	8.81%
Large Cap Blend	Fidelity® VIP Contrafund® – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.81%	33.12%	16.36%	11.33%
Small Cap Blend	Fidelity® VIP Disciplined Small Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC	0.61%	20.67%	11.54%	7.21%
Emerging Markets	Fidelity® VIP Emerging Markets – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	1.14%	9.49%	7.55%	4.92%
Large Cap Growth	Fidelity® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.74%	18.41%	14.50%	10.00%
A-4

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Growth	Fidelity® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.84%	45.30%	18.79%	15.44%
High Yield Bond	Fidelity® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.02%	10.24%	3.60%	3.14%
Large Cap Blend	Fidelity® VIP Index 500 – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.35%	25.88%	15.27%	11.64%
Intermediate Term Bond	Fidelity® VIP Investment Grade Bond – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.63%	6.00%	1.72%	2.08%
Mid Cap Growth	Fidelity® VIP Mid Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.82%	14.80%	12.17%	7.85%
International Equity	Fidelity® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.98%	20.22%	9.71%	4.65%
Specialty-Sector	Fidelity® VIP Real Estate – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.85%	10.89%	4.96%	5.77%
Multi-Sector Bond	Fidelity® VIP Strategic Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.90%	9.18%	3.47%	3.10%
Multi Cap Growth	Franklin DynaTech VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.91%	43.77%	13.76%	10.37%
A-5

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Value	Franklin Growth and Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.04%	8.98%	11.02%	8.45%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.72%	8.62%	6.98%	5.01%
Large Cap Growth	Franklin Large Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.08%	40.44%	14.87%	11.41%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.15%	20.31%	10.16%	5.98%
Large Cap Value	Franklin Mutual Shares VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.93%	13.46%	7.81%	5.43%
Large Cap Blend	Franklin Rising Dividends VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.91%	12.08%	13.75%	10.23%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.92%	12.75%	11.06%	7.04%
Small Cap Growth	Franklin Small-Mid Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.10%	26.74%	13.51%	8.96%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.14%	8.18%	1.96%	1.77%
Government Bond	Franklin U.S. Government Securities VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.77%	4.47%	0.22%	0.73%
International Equity	Goldman Sachs VIT International Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.35%	18.43%	7.55%	3.19%
Large Cap Value	Goldman Sachs VIT Large Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.04%	12.71%	11.20%	7.35%
Mid Cap Growth	Goldman Sachs VIT Mid Cap Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.40%	18.45%	13.48%	9.33%
Mid Cap Value	Goldman Sachs VIT Mid Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.10%	11.11%	13.06%	7.82%
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.12%	18.95%	9.76%	7.53%
Large Cap Growth	Goldman Sachs VIT Strategic Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.03%	41.65%	17.05%	12.88%
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.14%	8.52%	11.41%	8.28%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC	1.27%	11.12%	3.98%	3.40%
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	2.19%	3.80%	5.28%	1.87%
A-6

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC	1.34%	12.02%	4.50%	3.92%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.02%	9.27%	11.27%	8.47%
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.92%	12.75%	5.76%	3.32%
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.07%	14.12%	7.68%	6.06%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.82%	4.37%	4.21%	2.52%
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.25%	10.29%	10.21%	5.55%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.15%	9.73%	11.98%	7.59%
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.45%	26.90%	14.83%	11.72%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.64%	39.91%	18.00%	14.25%
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.48%	26.41%	12.72%	9.97%
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.77%	21.01%	9.41%	7.68%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC	1.04%	6.95%	1.28%	3.00%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.14%	12.28%	9.97%	6.94%
International Equity	Invesco Oppenheimer V.I. International Growth Fund – Series II Adviser: Invesco Advisers, Inc.	1.42%	20.64%	8.43%	3.57%
Large Cap Growth	Invesco V.I. American Franchise – Series II Adviser: Invesco Advisers, Inc.	1.11%	40.60%	15.88%	11.42%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.14%	15.29%	12.45%	6.98%
Global Allocation	Invesco V.I. Balanced-Risk Allocation – Series II Adviser: Invesco Advisers, Inc.	1.54%	6.40%	4.66%	3.79%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.00%	12.10%	13.20%	8.65%
Large Cap Blend	Invesco V.I. Core Equity – Series II Adviser: Invesco Advisers, Inc.	1.05%	23.08%	12.67%	7.53%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.12%	12.85%	12.47%	9.52%
A-7

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Blend	Invesco V.I. Equally-Weighted S&P 500 – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Capital Management LLC	0.59%	13.43%	13.17%	9.76%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.82%	10.24%	9.64%	6.78%
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.15%	17.86%	8.15%	4.07%
Global Equity	Invesco V.I. Global – Series II Adviser: Invesco Advisers, Inc.	1.07%	34.45%	12.02%	8.21%
Global Equity	Invesco V.I. Global Core Equity – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.24%	21.46%	9.07%	5.34%
Specialty-Sector	Invesco V.I. Global Real Estate – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.27%	8.82%	1.85%	2.84%
Multi-Sector Bond	Invesco V.I. Global Strategic Income – Series II Adviser: Invesco Advisers, Inc.	1.18%	8.60%	1.04%	1.25%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.94%	4.46%	0.42%	0.90%
Large Cap Value	Invesco V.I. Growth and Income – Series II Adviser: Invesco Advisers, Inc.	1.00%	12.41%	11.49%	7.98%
Specialty-Sector	Invesco V.I. Health Care – Series II Adviser: Invesco Advisers, Inc.	1.23%	2.77%	8.49%	6.60%
High Yield Bond	Invesco V.I. High Yield – Series II Adviser: Invesco Advisers, Inc.	1.15%	9.77%	3.76%	2.96%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.19%	14.14%	10.32%	6.45%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.13%	17.82%	12.79%	8.66%
Small Cap Blend	Invesco V.I. Small Cap Equity – Series II Adviser: Invesco Advisers, Inc.	1.20%	16.26%	12.14%	6.28%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.97%	17.78%	13.14%	11.82%
Large Cap Growth	Janus Henderson VIT Forty – Service Class Adviser: Janus Henderson Investors US LLC	0.80%	39.65%	16.64%	13.45%
Mid Cap Value	Janus Henderson VIT Mid Cap Value – Service Class Adviser: Janus Henderson Investors US LLC	0.93%	11.11%	9.94%	6.91%
International Equity	Janus Henderson VIT Overseas – Service Class Adviser: Janus Henderson Investors US LLC	1.14%	10.58%	10.92%	3.38%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	0.82%	42.81%	16.54%	12.21%
A-8

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.96%	6.55%	3.14%	3.49%
Small Cap Growth	Lord Abbett Series Developing Growth VC – Class VC2 Adviser: Lord, Abbett & Co. LLC	1.25%	8.17%	8.90%	6.82%
Large Cap Blend	Lord Abbett Series Dividend Growth VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.00%	16.33%	13.01%	10.16%
Large Cap Blend	Lord Abbett Series Fundamental Equity VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.20%	14.63%	9.70%	7.00%
Large Cap Blend	Lord Abbett Series Growth and Income VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.93%	13.19%	10.72%	7.81%
Mid Cap Growth	Lord Abbett Series Growth Opportunities VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.16%	10.67%	8.60%	7.12%
Mid Cap Value	Lord Abbett Series Mid Cap Stock VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.15%	15.42%	10.64%	6.51%
Intermediate Term Bond	Lord Abbett Series Total Return VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.71%	6.34%	1.21%	1.83%
Large Cap Value	LVIP American Century Disciplined Core Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.99%	8.24%	9.92%	7.92%
Inflation- Protected Bond	LVIP American Century Inflation Protection – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.80%	3.40%	2.65%	1.90%
International Equity	LVIP American Century International – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.21%	12.43%	8.12%	3.91%
Mid Cap Value	LVIP American Century Mid Cap Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.02%	6.03%	10.90%	8.61%
Large Cap Value	LVIP American Century Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.89%	9.02%	11.71%	8.36%
Intermediate Core Bond	LVIP JPMorgan Core Bond – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.74%	5.66%	1.04%	1.56%
Small Cap Blend	LVIP JPMorgan Small Cap Core – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	1.03%	12.80%	9.12%	6.81%
A-9

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Blend	LVIP JPMorgan U.S. Equity – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.94%	26.84%	16.86%	12.15%
Global Allocation	Macquarie VIP Asset Strategy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.01%	13.90%	8.27%	3.48%
Balanced/Asset Allocation	Macquarie VIP Balanced - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.03%	16.09%	9.49%	6.37%
Large Cap Growth	Macquarie VIP Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.06%	23.51%	15.97%	10.57%
Specialty-Sector	Macquarie VIP Energy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.00%	4.06%	7.75%	-2.41%
Global Equity	Macquarie VIP Global Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.30%	19.90%	12.10%	7.66%
Large Cap Growth	Macquarie VIP Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.26%	38.00%	18.41%	14.09%
High Yield Bond	Macquarie VIP High Income - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	1.00%	11.95%	4.46%	3.70%
International Equity	Macquarie VIP International Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	0.96%	15.65%	7.56%	4.00%
Short Term Bond	Macquarie VIP Limited-Term Bond - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	1.17%	4.73%	1.62%	1.41%
A-10

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Mid Cap Growth	Macquarie VIP Mid Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	0.86%	19.59%	14.63%	10.47%
Specialty-Sector	Macquarie VIP Natural Resources - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.17%	1.63%	7.86%	-0.36%
Specialty-Sector	Macquarie VIP Science and Technology - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.30%	39.04%	17.17%	10.87%
Small Cap Growth	Macquarie VIP Small Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.15%	13.11%	7.89%	6.28%
Small Cap Blend	Macquarie VIP Smid Cap Core - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.18%	15.71%	9.63%	7.70%
Large Cap Value	Macquarie VIP Value - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.17%	8.27%	11.72%	7.96%
Emerging Markets	MFS® VIT Emerging Markets Equity – Service Class Adviser: Massachusetts Financial Services Company	1.75%	10.71%	1.79%	1.31%
Global Allocation	MFS® VIT Global Tactical Allocation – Service Class Adviser: Massachusetts Financial Services Company	1.14%	9.35%	4.69%	3.62%
High Yield Bond	MFS® VIT High Yield – Service Class Adviser: Massachusetts Financial Services Company	1.03%	12.48%	4.42%	3.58%
Large Cap Growth	MFS® VIT II MA Investors Growth Stock – Service Class Adviser: Massachusetts Financial Services Company	1.03%	23.70%	16.39%	12.44%
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.21%	12.83%	8.23%	3.89%
International Equity	MFS® VIT International Intrinsic Value – Service Class Adviser: Massachusetts Financial Services Company	1.16%	17.37%	8.31%	6.66%
Large Cap Blend	MFS® VIT Investors Trust – Service Class Adviser: Massachusetts Financial Services Company	1.04%	18.66%	13.27%	10.00%
Small Cap Growth	MFS® VIT New Discovery – Service Class Adviser: Massachusetts Financial Services Company	1.19%	14.25%	10.81%	7.41%
Large Cap Blend	MFS® VIT Research – Service Class Adviser: Massachusetts Financial Services Company	1.07%	22.12%	14.13%	10.55%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.95%	10.22%	8.27%	6.27%
A-11

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Intermediate Term Bond	MFS® VIT Total Return Bond – Service Class Adviser: Massachusetts Financial Services Company	0.79%	7.13%	1.58%	1.96%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.05%	-2.33%	8.05%	6.13%
Emerging Markets Bond	Morgan Stanley VIF Emerging Markets Debt – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Limited	1.57%	11.69%	1.38%	2.07%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.50%	11.96%	3.36%	1.79%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.90%	16.88%	10.04%	7.06%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	12.82%	6.68%	4.99%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.98%	7.84%	2.56%	2.25%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	15.27%	8.64%	6.20%
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.92%	10.59%	4.74%	3.67%
Specialty	Neuberger Berman AMT Sustainable Equity – Class I Adviser: Neuberger Berman Investment Advisers LLC	0.90%	26.90%	13.97%	9.99%
Specialty	PIMCO VIT All Asset – Advisor Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	2.38%	8.02%	5.90%	3.93%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Advisor Class Adviser: Pacific Investment Management Company LLC	1.74%	-7.93%	8.46%	-0.90%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.37%	11.00%	2.14%	2.67%
Global Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.11%	5.16%	0.86%	0.99%
A-12

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Global Allocation	PIMCO VIT Global Managed Asset Allocation – Advisor Class Adviser: Pacific Investment Management Company LLC	1.46%	12.85%	7.20%	5.14%
High Yield Bond	PIMCO VIT High Yield – Advisor Class Adviser: Pacific Investment Management Company LLC	0.87%	12.11%	4.72%	4.04%
International Bond	PIMCO VIT International Bond Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.28%	6.11%	-1.26%	-0.46%
Short Term Bond	PIMCO VIT Low Duration – Advisor Class Adviser: Pacific Investment Management Company LLC	0.79%	4.87%	0.88%	0.82%
Inflation- Protected Bond	PIMCO VIT Real Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.94%	3.57%	3.05%	2.15%
Short Term Bond	PIMCO VIT Short-Term – Advisor Class Adviser: Pacific Investment Management Company LLC	0.76%	5.80%	2.02%	1.76%
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.85%	5.83%	0.98%	1.60%
Intermediate Term Bond	Pioneer Bond VCT – Class II Adviser: Amundi Asset Management US, Inc.	0.89%	6.68%	1.55%	2.00%
Large Cap Value	Pioneer Equity Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.08%	7.17%	9.08%	8.16%
High Yield Bond	Pioneer High Yield VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.60%	11.01%	3.85%	3.04%
Multi-Sector Bond	Pioneer Strategic Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.56%	8.07%	2.42%	2.41%
Multi Cap Blend	Putnam VT Core Equity – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.95%	28.08%	16.90%	11.95%
Multi-Sector Bond	Putnam VT Diversified Income – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.15%	4.82%	0.98%	1.41%
Global Allocation	Putnam VT Global Asset Allocation – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited; The Putnam Advisory Company, LLC	1.12%	17.48%	8.14%	6.35%
High Yield Bond	Putnam VT High Yield – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.92%	12.13%	4.60%	3.62%
Intermediate Term Bond	Putnam VT Income – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.72%	4.69%	0.37%	1.43%
Large Cap Growth	Putnam VT Large Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.10%	44.47%	18.49%	14.39%
A-13

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Value	Putnam VT Large Cap Value – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.13%	15.67%	14.50%	10.26%
Small Cap Growth	Putnam VT Small Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.24%	23.14%	15.44%	8.10%
Specialty	Redwood Managed Volatility – Class N Adviser: Redwood Investment Management, LLC	4.19%	3.83%	3.38%	N/A
Specialty-Sector	Rydex VIF Banking Adviser: Security Investors, LLC	1.81%	2.97%	6.04%	4.32%
Specialty-Sector	Rydex VIF Basic Materials Adviser: Security Investors, LLC	1.80%	8.97%	11.97%	6.49%
Specialty-Sector	Rydex VIF Biotechnology Adviser: Security Investors, LLC	1.80%	5.53%	7.01%	6.64%
Specialty-Sector	Rydex VIF Commodities Strategy Adviser: Security Investors, LLC	1.99%	-6.24%	7.44%	-4.79%
Specialty-Sector	Rydex VIF Consumer Products Adviser: Security Investors, LLC	1.80%	-3.30%	6.88%	5.60%
Specialty	Rydex VIF Dow 2x Strategy Adviser: Security Investors, LLC	1.97%	23.57%	15.69%	15.21%
Specialty-Sector	Rydex VIF Electronics Adviser: Security Investors, LLC	1.81%	54.75%	29.03%	20.45%
Specialty-Sector	Rydex VIF Energy Adviser: Security Investors, LLC	1.81%	1.61%	9.77%	-1.84%
Specialty-Sector	Rydex VIF Energy Services Adviser: Security Investors, LLC	1.80%	4.44%	1.84%	-11.71%
International Equity	Rydex VIF Europe 1.25x Strategy Adviser: Security Investors, LLC	1.94%	20.09%	9.79%	2.46%
Specialty-Sector	Rydex VIF Financial Services Adviser: Security Investors, LLC	1.80%	13.90%	10.05%	7.44%
Government Bond	Rydex VIF Government Long Bond 1.2x Strategy Adviser: Security Investors, LLC	1.48%	-1.03%	5.06%	0.20%
Specialty-Sector	Rydex VIF Health Care Adviser: Security Investors, LLC	1.80%	5.03%	9.82%	8.86%
High Yield Bond	Rydex VIF High Yield Strategy Adviser: Security Investors, LLC	1.76%	12.69%	2.82%	N/A
Specialty-Sector	Rydex VIF Internet Adviser: Security Investors, LLC	1.81%	47.38%	9.27%	8.83%
Specialty	Rydex VIF Inverse Dow 2x Strategy Adviser: Security Investors, LLC	1.91%	-18.26%	-28.07%	-24.48%
A-14

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Specialty	Rydex VIF Inverse Government Long Bond Strategy Adviser: Security Investors, LLC	5.20%	4.23%	1.03%	-3.28%
Specialty	Rydex VIF Inverse Mid-Cap Strategy Adviser: Security Investors, LLC	1.93%	-9.04%	-14.54%	-11.08%
Specialty	Rydex VIF Inverse NASDAQ-100® Strategy Adviser: Security Investors, LLC	1.97%	-31.85%	-21.10%	-17.63%
Specialty	Rydex VIF Inverse Russell 2000® Strategy Adviser: Security Investors, LLC	1.90%	-11.23%	-14.14%	-10.60%
Specialty	Rydex VIF Inverse S&P 500 Strategy Adviser: Security Investors, LLC	1.95%	-14.95%	-15.41%	-12.35%
International Equity	Rydex VIF Japan 2x Strategy Adviser: Security Investors, LLC	1.70%	34.46%	5.16%	4.39%
Specialty-Sector	Rydex VIF Leisure Adviser: Security Investors, LLC	1.81%	22.49%	6.97%	5.58%
Mid Cap Blend	Rydex VIF Mid-Cap 1.5x Strategy Adviser: Security Investors, LLC	1.91%	18.84%	13.21%	9.67%
Large Cap Growth	Rydex VIF NASDAQ-100® Adviser: Security Investors, LLC	1.82%	53.22%	20.24%	15.86%
Large Cap Growth	Rydex VIF NASDAQ-100® 2x Strategy Adviser: Security Investors, LLC	1.82%	116.13%	34.23%	27.66%
Large Cap Blend	Rydex VIF Nova Adviser: Security Investors, LLC	1.79%	35.07%	18.45%	14.14%
Specialty-Sector	Rydex VIF Precious Metals Adviser: Security Investors, LLC	1.70%	3.83%	11.37%	3.84%
Specialty-Sector	Rydex VIF Real Estate Adviser: Security Investors, LLC	1.81%	10.32%	4.71%	4.92%
Specialty-Sector	Rydex VIF Retailing Adviser: Security Investors, LLC	1.81%	16.56%	11.35%	7.23%
Small Cap Blend	Rydex VIF Russell 2000® 1.5x Strategy Adviser: Security Investors, LLC	1.98%	19.78%	9.04%	6.29%
Small Cap Blend	Rydex VIF Russell 2000® 2x Strategy Adviser: Security Investors, LLC	2.11%	22.00%	8.56%	5.89%
Large Cap Blend	Rydex VIF S&P 500 2x Strategy Adviser: Security Investors, LLC	1.93%	45.04%	21.56%	16.87%
Large Cap Growth	Rydex VIF S&P 500 Pure Growth Adviser: Security Investors, LLC	1.71%	6.47%	9.42%	7.94%
Large Cap Value	Rydex VIF S&P 500 Pure Value Adviser: Security Investors, LLC	1.70%	6.29%	8.61%	6.00%
Mid Cap Growth	Rydex VIF S&P MidCap 400 Pure Growth Adviser: Security Investors, LLC	1.71%	14.68%	8.44%	4.50%
A-15

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Mid Cap Value	Rydex VIF S&P MidCap 400 Pure Value Adviser: Security Investors, LLC	1.71%	27.83%	15.90%	8.80%
Small Cap Growth	Rydex VIF S&P SmallCap 600 Pure Growth Adviser: Security Investors, LLC	1.71%	17.47%	5.04%	4.79%
Small Cap Value	Rydex VIF S&P SmallCap 600 Pure Value Adviser: Security Investors, LLC	1.71%	21.06%	12.57%	5.15%
Specialty	Rydex VIF Strengthening Dollar 2x Strategy Adviser: Security Investors, LLC	1.99%	1.18%	3.18%	4.85%
Specialty-Sector	Rydex VIF Technology Adviser: Security Investors, LLC	1.81%	49.01%	19.01%	14.47%
Specialty-Sector	Rydex VIF Telecommunications Adviser: Security Investors, LLC	1.81%	6.30%	1.26%	1.84%
Specialty-Sector	Rydex VIF Transportation Adviser: Security Investors, LLC	1.81%	24.48%	11.18%	7.27%
Money Market	Rydex VIF U.S. Government Money Market Adviser: Security Investors, LLC	1.45%	3.71%	1.07%	0.59%
Specialty-Sector	Rydex VIF Utilities Adviser: Security Investors, LLC	1.80%	-7.12%	3.94%	6.35%
Specialty	Rydex VIF Weakening Dollar 2x Strategy Adviser: Security Investors, LLC	1.97%	2.85%	-5.51%	-7.26%
Large Cap Growth	T. Rowe Price Blue Chip Growth – Class II Adviser: T. Rowe Price Associates, Inc.	1.01%	48.96%	13.22%	12.03%
Large Cap Value	T. Rowe Price Equity Income – Class II Adviser: T. Rowe Price Associates, Inc.	0.99%	9.31%	10.92%	7.57%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.11%	2.68%	10.96%	11.03%
Short Term Bond	T. Rowe Price Limited-Term Bond – Class II Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: T. Rowe Price International Ltd; T. Rowe Price Hong Kong Limited	0.85%	4.69%	1.60%	1.13%
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.36%	12.62%	4.22%	2.32%
International Equity	Templeton Foreign VIP Fund – Class 2 Adviser: Templeton Investment Counsel, LLC	1.09%	20.76%	5.27%	1.28%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.77%	2.88%	-2.13%	-0.66%
Global Equity	Templeton Growth VIP Fund – Class 2 Adviser: Templeton Global Advisors Limited Sub-Adviser: Templeton Asset Management Ltd.	1.16%	21.01%	6.47%	3.24%
A-16

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
World Large Stock	Third Avenue Value Adviser: Third Avenue Management LLC	1.37%	20.81%	13.45%	6.14%
Balanced/Asset Allocation	TOPS® Aggressive Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	17.10%	10.27%	N/A
Balanced/Asset Allocation	TOPS® Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	11.17%	6.15%	N/A
Balanced/Asset Allocation	TOPS® Conservative ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.81%	8.96%	4.57%	N/A
Balanced/Asset Allocation	TOPS® Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	15.81%	9.20%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.02%	8.59%	4.42%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	10.61%	5.51%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	6.24%	4.49%	N/A
Balanced/Asset Allocation	TOPS® Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	13.21%	7.68%	N/A
Specialty-Sector	VanEck VIP Global Gold – Class S Adviser: Van Eck Associates Corporation	1.55%	10.41%	9.61%	4.61%
Specialty-Sector	VanEck VIP Global Resources – Class S Adviser: Van Eck Associates Corporation	1.36%	-3.84%	10.34%	-1.26%
Balanced/Asset Allocation	Vanguard® VIF Balanced Adviser: Wellington Management Company LLP	0.21%	14.33%	9.59%	7.89%
Large Cap Growth	Vanguard® VIF Capital Growth Adviser: PRIMECAP Management Company	0.34%	27.98%	14.33%	12.85%
Asset Allocation/ Lifestyle	Vanguard® VIF Conservative Allocation Adviser: The Vanguard Group, Inc.	0.13%	12.51%	5.60%	4.84%
Large Cap Value	Vanguard® VIF Diversified Value Adviser: Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC	0.29%	20.13%	14.28%	9.27%
Large Cap Value	Vanguard® VIF Equity Income Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.29%	8.10%	11.57%	9.53%
A-17

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Blend	Vanguard® VIF Equity Index Adviser: The Vanguard Group, Inc.	0.14%	26.11%	15.52%	11.88%
Global Bond	Vanguard® VIF Global Bond Index Adviser: The Vanguard Group, Inc.	0.13%	6.52%	0.99%	N/A
Large Cap Growth	Vanguard® VIF Growth Adviser: Wellington Management Company LLP	0.33%	40.13%	16.08%	12.88%
High Yield Bond	Vanguard® VIF High Yield Bond Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.24%	11.66%	5.13%	4.34%
International Equity	Vanguard® VIF International Adviser: Baillie Gifford Overseas Ltd; Schroder Investment Management North America Inc.	0.33%	14.65%	10.28%	6.80%
Mid Cap Blend	Vanguard® VIF Mid-Cap Index Adviser: The Vanguard Group, Inc.	0.17%	15.83%	12.56%	9.27%
Asset Allocation/ Lifestyle	Vanguard® VIF Moderate Allocation Adviser: The Vanguard Group, Inc.	0.13%	15.55%	7.78%	6.19%
Specialty-Sector	Vanguard® VIF Real Estate Index Adviser: The Vanguard Group, Inc.	0.26%	11.70%	7.18%	7.29%
Short Term Bond	Vanguard® VIF Short Term Investment Grade Adviser: The Vanguard Group, Inc.	0.14%	6.16%	2.13%	1.93%
Small Cap Growth	Vanguard® VIF Small Company Growth[2] Adviser: ArrowMark Colorado Holdings, LLC; The Vanguard Group, Inc.	0.29%	19.65%	9.98%	7.85%
Intermediate Term Bond	Vanguard® VIF Total Bond Market Index Adviser: The Vanguard Group, Inc.	0.14%	5.58%	1.04%	1.71%
International Equity	Vanguard® VIF Total International Stock Market Index Adviser: The Vanguard Group, Inc.	0.11%	15.54%	7.31%	N/A
Large Cap Blend	Vanguard® VIF Total Stock Market Index Adviser: The Vanguard Group, Inc.	0.13%	25.95%	14.93%	11.29%
Specialty-Sector	Virtus Duff & Phelps Real Estate Securities Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Co.	1.17%	11.03%	8.55%	7.95%
Small Cap Growth	Virtus KAR Small-Cap Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.26%	19.70%	11.70%	13.85%
Multi-Sector Bond	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Newfleet Asset Management	0.95%	8.69%	3.19%	2.94%
A-18

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
International Equity	Virtus SGA International Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Sustainable Growth Advisers, LP	1.16%	18.00%	8.80%	2.23%
Balanced/Asset Allocation	Virtus Tactical Allocation Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management, LLC; Newfleet Asset Management	1.05%	22.22%	9.03%	5.87%
Mid Cap Growth	Voya MidCap Opportunities Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	1.38%	23.37%	13.23%	9.49%
Specialty-Sector	VY® CBRE Global Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.49%	12.11%	5.72%	4.06%
Specialty-Sector	VY® CBRE Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.43%	13.86%	8.46%	7.27%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Franklin Templeton Fund Adviser, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited (London); Western Asset Management Company Pte. Ltd. (Singapore)	1.08%	9.96%	3.17%	2.63%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.
Optional Rider Investment Restrictions

The optional rider is not subject to investment restrictions.
A-19

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/DFIN11320?site=PSBL.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000098565

Prospectus
May 1, 2024

ELITEDESIGNS® II VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, LLC
32-69150-10 2024/05/01
6915J (COMM)

ELITEDESIGNS® II VARIABLE ANNUITY
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the EliteDesigns II Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 408 or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called SBL Variable Annuity Account XIV (the “Separate Account”). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2024
6915J (COMM)
32-69150-10 2024/05/01
Protected by U.S. Patent No. 7,251,623 B1.

2

3

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Value — The total value of your Contract as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
4

Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any uncollected premium taxes. The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any uncollected premium taxes.
Important Information You Should Consider About the Contract

FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals	The Company does not assess a withdrawal charge on full or partial withdrawals.	Fee Table Fee Table – Examples Charges and Deductions
Transaction Charges	There are no charges for other transactions.	Not Applicable
5

FEES AND EXPENSES	Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table
Fee Table – Examples
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Return of Premium
Death Benefit Rider
Charge
Charges and Deductions
– Administration Charge
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.25%	1.45%
	Investment options[2] (Underlying Fund fees and expenses)	0.35%	5.20%
	Optional benefit available for an additional charge[3]	0.35%	0.35%
1
As a percentage of Contract Value allocated to the Separate Account. The Base
Contract Expenses do not reflect any applicable Platform Charge, which is an annual charge deducted from Contract Value invested in certain Subaccounts.
2
As a percentage of Underlying Fund average net assets.
3
As a percentage of Contract Value.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges.

	Lowest Annual Cost: $1,447.65	Highest Annual Cost: $4,934.04
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
•No optional benefits
•No advisory fees
•No additional Purchase Payments,
transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base
Contract charge, optional benefit and
Underlying Fund fees and expenses
•No advisory fees
•No additional Purchase Payments,
transfers or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract The Contract – General
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Withdrawals may reduce or terminate Contract guarantees.
•The benefits of tax deferral and long-term income mean the Contract is more beneficial to investors with a long-time horizon.

Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
•Each investment option has its own unique risks.
•You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations, guarantees or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting
www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
6

	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract.
•Certain Subaccounts prohibit you from transferring out and back in the same
Subaccount within a period of calendar days.
•We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Allocation of Purchase Payments The Contract – Transfers of Contract Value – Frequent Transfer Restrictions Other Information – Changes to Investments
Optional Benefits
•The Return of Premium Death Benefit is only available at Contract issue.
You cannot change or cancel it after issue.
•We reserve the right to stop offering the Return of Premium Death Benefit for purchase at any time.
•We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of the Return of Premium
Death Benefit by an amount greater than the value withdrawn or result in termination of the benefit.
The Contract – Return of Premium Death Benefit
	TAXES	Location in Prospectus
Tax Implications
•If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.

The Contract –
Withdrawals to Pay
Advisory Fees
Charges and Deductions
– Deduction of Advisory
Fees
Federal Tax Matters –
Introduction
Federal Tax Matters –
Income Taxation of
Annuities in General—
Non-Qualified Contracts

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
7

This Contract may be appropriate for you if you have a long investment time horizon. This Contract is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests.
A list of the Underlying Funds currently available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the Subaccounts you select. We may make other Annuity Options available upon request. We may also discontinue the availability of one or more of these options at any time.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) are permitted after the Annuity Start Date. The Return of Premium Death Benefit terminates upon annuitization. The Company will continue to deduct the monthly Return of Premium Death Benefit Rider charge if you elect Annuity Option 5 or 6.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty, if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Death Benefit. The Contract includes a standard death benefit equal to the Contract Value reduced by any uncollected premium tax. If you purchased the optional rider that provides an enhanced death benefit, you have the opportunity to leave your beneficiary a death benefit greater than the standard death benefit.
Return of Premium Death Benefit. For an additional cost, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
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Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load Imposed on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	None
Transfer Fee (per transfer)	None
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase the optional rider, you will pay additional charges, as shown below.
Annual Contract Expenses
Charge
Administrative Expenses	None
Base Contract Expenses (as a percentage of average Contract Value)	1.85%[1]
Optional Benefit Expenses – Return of Premium Death Benefit Rider Charge (as a percentage of Contract Value)	0.35%
1 This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge ranges from an annual rate of 0.25% to 0.65%, depending on the Subaccount, and is deducted daily. The mortality and expense risk charge is
1.20% but is reduced to 1.00% for Contract Values of $500,000 or more. The minimum mortality and expense risk charge of 1.00% is deducted daily. Any mortality and expense risk charge above the minimum charge is deducted from your Contract Value on a monthly basis. See the discussion under “Mortality and Expense Risk Charge.” During the Annuity Period, the Base Contract Expenses range from a minimum of
0.55% to a maximum of 0.95%. The Base Contract Expenses in the table above do not reflect any applicable Platform Charge, which is an annual charge of 0.45% deducted from Contract Value invested in certain Subaccounts. We reserve the right to apply a higher Base Contract charge to new Subaccounts we add in the future.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Contract. These amounts include applicable Platform Charges if you choose to invest in certain Underlying Funds. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.35%	5.20%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.35%	5.09%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2025.

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Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the optional benefit available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$6,930.00	$20,376.97	$33,291.44	$63,384.27
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period.	$6,930.00	$20,376.97	$33,291.44	$63,384.27
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$2,180.64	$6,730.13	$11,542.64	$24,826.56
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$2,180.64	$6,730.13	$11,542.64	$24,826.56
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A tax may be assessed on withdrawals and surrenders, and it could be substantial. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of the optional benefit by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
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Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption and Cybersecurity Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2022, the Company had total assets under management of approximately $51.4 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of
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thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company. We do not guarantee the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance,
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and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds, and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that the Owner of a Contract might be treated as the owner of a pro rata share of the Underlying Fund to which the Contract Value is allocated and taxed currently on income and gains attributable to the Underlying Funds.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://dfinview.com/SecurityBenefit/TAHD/814121158?site=PSBL.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
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Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Administration Charge. The Company may charge a higher administration charge for certain Subaccounts that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Administration Charge.”
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge upon the Annuity Start Date. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, the following states impose a premium tax on Purchase Payments applied to a Non-Qualified Contract: California (2.35%), Colorado (2.00%), Maine (2.00%), Nevada (3.50%), South Dakota (1.25% on Purchase Payments up to $500,000 and 0.08% on Purchase Payments over $500,000) and Wyoming (1.00%). California also imposes a premium tax of 0.50% on Purchase Payments applied to a Qualified Contract. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5% but are subject to change by a governmental entity.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the
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amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. However, the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contract Expenses
Administrative Expenses
The Company does not deduct Administrative Expenses from your Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to a mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Withdrawal Charge Schedule	Annual Mortality and Expense Risk Charge
Less than $500,000	1.20%
$500,000 or more	1.00%
We also deduct a mortality and expense risk charge during the Annuity Period in the amount of 0.30%, on an annual basis, of each Subaccount’s average daily net assets. The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.20% (0.30% during the Annuity Period) of each Subaccount’s average daily net assets.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
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Administration Charge — The Company deducts a daily administration charge equal to an annual rate of each Subaccount’s average daily net assets. The annual charge for each of the Subaccounts currently offered through this Prospectus is as follows:
Subaccount	Administration Charge
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio	0.65%
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative
Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard®
VIF Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard®
VIF High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index,
Vanguard® VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF
Short Term Investment Grade, Vanguard® VIF Small Company Growth, Vanguard® VIF
Total Bond Market Index, Vanguard® VIF Total International Stock Market Index,
Vanguard® VIF Total Stock Market Index
0.65%
All other Subaccounts	0.25%
The Company guarantees that this charge will not increase for the Subaccounts available under the Contract as of the date of this Prospectus; however, the amount of this charge may be higher for Subaccounts that the Company adds in the future. Any amount of the Administration Charge that exceeds 0.25% is sometimes called a Platform Fee.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary for, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of certain charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Return of Premium Death Benefit Rider Charge — In addition to the charges and deductions discussed above, you may purchase the Return of Premium Death Benefit rider under the Contract. The Company makes the rider available only at issue.
The Company deducts a monthly charge from your Contract Value for the Return of Premium Death Benefit rider. The Company deducts the monthly charge from your Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract. Thus, the Company may deduct the rider charge during periods where no benefits are provided or payable. The amount of the rider charge is equal to 0.35%, on an annual basis, of your Contract Value.
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Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
Payment of Compensation — The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 408 or 408A of the Internal Revenue Code ("IRA" or “Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 408 or 408A IRA, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value (such as those associated with the Return of Premium Death Benefit rider) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both
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absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are noncash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $50,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept, without prior Company approval, aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts.
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You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Rydex VIF U.S. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts, and the effective date on which the Subaccount’s were closed or will close.
Closed Subaccounts	Effective Date
Alger Capital Appreciation	April 30, 2021
DWS Capital Growth VIP[1]	April 30, 2024
DWS Core Equity VIP[1]	April 30, 2024
DWS CROCI® U.S. VIP[1]	April 30, 2024
DWS Global Small Cap VIP[1]	April 30, 2024
DWS High Income VIP[1]	April 30, 2024
DWS International Growth VIP[1]	April 30, 2024
Lord Abbett Series Developing Growth VC	May 5, 2021
Rydex VIF Dow 2x Strategy	May 1, 2019
Rydex VIF Europe 1.25x Strategy	May 1, 2019
Rydex VIF Government Long Bond 1.2x Strategy	May 1, 2019
Rydex VIF Inverse Dow 2x Strategy	May 1, 2019
Rydex VIF Inverse Government Long Bond Strategy	May 1, 2019
Rydex VIF Inverse Mid-Cap Strategy	May 1, 2019
Rydex VIF Inverse NASDAQ-100® Strategy	May 1, 2019
Rydex VIF Inverse Russell 2000® Strategy	May 1, 2019
Rydex VIF Inverse S&P 500 Strategy	May 1, 2019
Rydex VIF Japan 2x Strategy	May 1, 2019
Rydex VIF Mid-Cap 1.5x Strategy	May 1, 2019
Rydex VIF NASDAQ-100® 2x Strategy	May 1, 2019
Rydex VIF Nova	May 1, 2019
Rydex VIF Russell 2000® 1.5x Strategy	May 1, 2019
Rydex VIF Russell 2000® 2x Strategy	May 1, 2019
Rydex VIF S&P 500 2x Strategy	May 1, 2019
Rydex VIF Strengthening Dollar 2x Strategy	May 1, 2019
Rydex VIF Weakening Dollar 2x Strategy	May 1, 2019
Vanguard® VIF Small Company Growth	May 1, 2019
1 The DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® U.S. VIP, DWS Global Small Cap VIP, DWS High Income VIP and DWS International Growth VIP are expected to liquidate on June 17, 2024.
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In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Rydex VIF U.S. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
•
If you had Contract Value allocated to the Alger Capital Appreciation on April 30, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Capital Appreciation Subaccount pursuant to an Automatic Allocation Program will remain in effect.
•
If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May 5, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.
•
The Rydex VIF Dow 2x Strategy, Rydex VIF Europe 1.25x Strategy, Rydex VIF Government Long Bond 1.2x Strategy, Rydex VIF Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF Inverse Mid-Cap Strategy, Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF Japan 2x Strategy, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100® Strategy, Rydex VIF Nova, Rydex VIF Russell 2000® 1.5x Strategy, Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF Strengthening Dollar 2x Strategy, and Rydex VIF Weakening Dollar 2x Strategy closed on May 1, 2019. If you had Contract Value allocated to these Subaccounts at the time that it closed, your Contract Value will remain invested in that Subaccount. You may transfer Contract Value from these Subaccounts, but you will not be able to allocate Purchase Payments or transfer Contract Value to these Subaccounts.
•
If you had Contract Value allocated to the Vanguard® VIF Small Company Growth Subaccount on May 1, 2019, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Vanguard® VIF Small Company Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high.
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Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts
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regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the applicable cut-off time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Redwood, Rydex and certain Federated Subaccounts. In addition, transfers are subject to frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•
the total dollar amount being transferred;
•
the number of transfers you made within a period of time;
•
transfers to and from (or from and to) the same Subaccount;
•
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
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There is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners, which may have a negative impact on such other Owners. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12-month period (or such shorter period as specified in the chart below), the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted. The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000.
Subaccount	Number of Round Trip Transfers
Federated Hermes High Income Bond II	2[1]
1
Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that
Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

Further, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
AB Discovery Value, AB Relative Value, AB Sustainable Global Thematic, AB VPS Dynamic Asset Allocation	30 days
Alger Capital Appreciation[1], Alger Large Cap Growth[1]	30 days
Allspring Opportunity VT, Allspring VT Discovery All Cap Growth	30 days
ALPS/Alerian Energy Infrastructure	30 days
AFIS Capital World Growth and Income, AFIS U.S. Government Securities, AFIS
Washington Mutual Investors, American Funds IS® Asset Allocation, American Funds IS®
Capital World Bond, American Funds IS® Global Growth, American Funds IS® Global
Small Capitalization, American Funds IS® Growth, American Funds IS® Growth-Income,
American Funds IS® International, American Funds IS® International Growth and Income,
American Funds IS® Mortgage, American Funds IS® New World
30 days
BlackRock Advantage Large Cap Core V.I., BlackRock Basic Value V.I., BlackRock Capital
Appreciation V.I., BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I.,
BlackRock High Yield V.I., BlackRock Large Cap Focus Growth V.I.
30 days
BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon Stock Index, BNY Mellon VIF Appreciation	60 days
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA
Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA
International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA
U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio
30 days
Donoghue Forlines Dividend VIT Fund, Donoghue Forlines Momentum VIT Fund	Unlimited
DWS Small Mid Cap Value VIP	30 days
Eaton Vance VT Floating-Rate Income	90 days
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Subaccount	Transfer Block Restriction (# of Calendar Days)
Federated Hermes Fund for U.S. Government Securities II	Unlimited
Federated Hermes High Income Bond II	Subject to the Round Trip Transfer restrictions in the chart above
Fidelity® VIP Balanced, Fidelity® VIP Contrafund®, Fidelity® VIP Disciplined Small Cap,
Fidelity® VIP Emerging Markets, Fidelity® VIP Growth & Income, Fidelity® VIP Growth
Opportunities, Fidelity® VIP High Income, Fidelity® VIP Index 500, Fidelity® VIP Investment
Grade Bond, Fidelity® VIP Mid Cap, Fidelity® VIP Overseas, Fidelity® VIP Real Estate,
Fidelity® VIP Strategic Income
60 days
Franklin DynaTech VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP
Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund,
Franklin Mutual Shares VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap
Value VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP
Fund, Franklin U.S. Government Securities VIP Fund
30 days
Goldman Sachs VIT International Equity Insights, Goldman Sachs VIT Large Cap Value,
Goldman Sachs VIT Mid Cap Growth, Goldman Sachs VIT Mid Cap Value, Goldman
Sachs VIT Small Cap Equity Insights, Goldman Sachs VIT Strategic Growth
30 days
Guggenheim VIF All Cap Value, Guggenheim VIF Floating Rate Strategies, Guggenheim
VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF
Large Cap Value, Guggenheim VIF Long Short Equity, Guggenheim VIF Managed Asset
Allocation, Guggenheim VIF MultiHedge Strategies, Guggenheim VIF Small Cap Value,
Guggenheim VIF SMid Cap Value, Guggenheim VIF StylePlus Large Core, Guggenheim
VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF
StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World
Equity Income
30 days
Invesco Oppenheimer V.I. International Growth, Invesco V.I. American Franchise, Invesco
V.I. American Value, Invesco V.I. Balanced-Risk Allocation, Invesco V.I. Comstock, Invesco
V.I. Equally-Weighted S&P 500, Invesco V.I. Core Equity, Invesco V.I. Discovery Mid Cap
Growth, Invesco V.I. Equity and Income, Invesco V.I. EQV International Equity, Invesco V.I.
Global, Invesco V.I. Global Core Equity, Invesco V.I. Global Real Estate, Invesco V.I. Global
Strategic Income, Invesco V.I. Government Securities, Invesco V.I. Growth and Income,
Invesco V.I. Health Care, Invesco V.I. High Yield, Invesco V.I. Main Street Small Cap®,
Invesco V.I. Main Street Mid Cap Fund®, Invesco V.I. Small Cap Equity
30 days
Janus Henderson VIT Enterprise, Janus Henderson VIT Forty, Janus Henderson VIT Mid Cap Value, Janus Henderson VIT Overseas, Janus Henderson VIT Research	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC2, Lord
Abbett Series Dividend Growth VC, Lord Abbett Series Fundamental Equity VC, Lord
Abbett Series Growth and Income VC, Lord Abbett Series Growth Opportunities VC, Lord
Abbett Series Mid Cap Stock VC, Lord Abbett Series Total Return VC
30 days
LVIP American Century Disciplined Core, LVIP American Century Inflation Protection, LVIP American Century International, LVIP American Century Mid Cap Value, LVIP American Century Value	30 days
LVIP JPMorgan Core Bond, LVIP JPMorgan Small Cap Core, LVIP JPMorgan U.S. Equity	30 days
Macquarie VIP Asset Strategy, Macquarie VIP Balanced, Macquarie VIP Core Equity,
Macquarie VIP Energy, Macquarie VIP Global Growth, Macquarie VIP Growth, Macquarie
VIP High Income, Macquarie VIP International Core Equity, Macquarie VIP Limited-Term
Bond, Macquarie VIP Mid Cap Growth, Macquarie VIP Natural Resources, Macquarie VIP
Science and Technology, Macquarie VIP Small Cap Growth, Macquarie VIP Smid Cap
Core, Macquarie VIP Value
60 days
24

Subaccount	Transfer Block Restriction (# of Calendar Days)
MFS® VIT Emerging Markets Equity, MFS® VIT Global Tactical Allocation, MFS® VIT High
Yield, MFS® VIT II MA Investors Growth Stock, MFS® VIT II Research International, MFS®
VIT International Intrinsic Value, MFS® VIT Investors Trust, MFS® VIT New Discovery,
MFS® VIT Research, MFS® VIT Total Return, MFS® VIT Total Return Bond, MFS® VIT
Utilities
30 days
Morgan Stanley VIF Emerging Markets Debt, Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF
Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio,
Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF
Asset Allocation Portfolio
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging
Markets Bond, PIMCO VIT Global Bond Opportunities (Unhedged), PIMCO VIT Global
Managed Asset Allocation, PIMCO VIT High Yield, PIMCO VIT International Bond
(Unhedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Short-Term,
PIMCO VIT Total Return
30 days
Pioneer Bond VCT, Pioneer Equity Income VCT, Pioneer High Yield VCT, Pioneer Strategic Income VCT	30 days
Putnam VT Core Equity, Putnam VT Diversified Income, Putnam VT Global Asset
Allocation, Putnam VT High Yield, Putnam VT Income, Putnam VT Large Cap Growth,
Putnam VT Large Cap Value, Putnam VT Small Cap Growth
30 days
Redwood Managed Volatility	Unlimited
Rydex VIF Banking, Rydex VIF Basic Materials, Rydex VIF Biotechnology, Rydex VIF
Commodities Strategy, Rydex VIF Consumer Products, Rydex VIF Dow 2x Strategy[3],
Rydex VIF Electronics, Rydex VIF Energy, Rydex VIF Energy Services, Rydex VIF Europe
1.25x Strategy[3], Rydex VIF Financial Services, Rydex VIF Government Long Bond 1.2x
Strategy[3], Rydex VIF Health Care, Rydex VIF High Yield Strategy, Rydex VIF Internet,
Rydex VIF Inverse Dow 2x Strategy[3], Rydex VIF Inverse Government Long Bond
Strategy[3], Rydex VIF Inverse Mid-Cap Strategy[3], Rydex VIF Inverse NASDAQ-100®
Strategy[3], Rydex VIF Inverse Russell 2000® Strategy[3], Rydex VIF Inverse S&P 500
Strategy[3], Rydex VIF Japan 2x Strategy[3], Rydex VIF Leisure, Rydex VIF Mid-Cap 1.5x
Strategy[3], Rydex VIF NASDAQ-100® Strategy[3], Rydex VIF Nova[3], Rydex VIF Precious
Metals, Rydex VIF Real Estate, Rydex VIF Retailing, Rydex VIF Russell 2000 1.5x
Strategy[3], Rydex VIF Russell 2000® 2x Strategy[3], Rydex VIF S&P 500 2x Strategy[3], Rydex
VIF S&P 500 Pure Growth, Rydex VIF S&P 500 Pure Value, Rydex VIF S&P MidCap 400
Pure Growth, Rydex VIF S&P MidCap 400 Pure Value, Rydex VIF S&P SmallCap 600 Pure
Growth, Rydex VIF S&P SmallCap 600 Pure Value, Rydex VIF Strengthening Dollar 2x
Strategy[3], Rydex VIF Technology, Rydex VIF Telecommunications, Rydex VIF
Transportation, Rydex VIF U.S. Government Money Market, Rydex VIF Utilities, Rydex VIF
Weakening Dollar 2x Strategy[3]
Unlimited
T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price Health Sciences, T. Rowe Price Limited-Term Bond	30 days
Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Global Bond VIP Fund, Templeton Growth VIP Fund	30 days
Third Avenue Value	90 days
TOPS® Aggressive Growth ETF, TOPS® Balanced ETF, TOPS® Conservative ETF, TOPS®
Growth ETF, TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Growth ETF,
TOPS® Managed Risk Moderate Growth ETF, TOPS® Moderate Growth ETF
30 days
VanEck VIP Global Gold, VanEck VIP Global Resources	30 days
25

Subaccount	Transfer Block Restriction (# of Calendar Days)
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative
Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF
Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF
High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard®
VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short Term
Investment Grade, Vanguard® VIF Small Company Growth[4], Vanguard® VIF Total Bond
Market Index, Vanguard® VIF Total International Stock Market Index, Vanguard® VIF Total
Stock Market Index
30 days
Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Small-Cap Growth Series,
Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth
Series, Virtus Tactical Allocation Series
30 days
Voya MidCap Opportunities Portfolio	30 days
VY CBRE Global Real Estate Portfolio, VY CBRE Real Estate Portfolio	30 days
Western Asset Variable Global High Yield Bond	30 days
1
You may transfer Contract Value to the Alger Capital Appreciation Subaccount only if you had Contract Value allocated to that Subaccount on
April 30, 2021.
2
You may transfer Contract Value to the Lord Abbett Series Developing Growth VC Subaccount only if you had Contract Value allocated to that Subaccount on May 5, 2021.
3
You may transfer Contract Value to the Rydex VIF Dow 2x Strategy, Rydex VIF Europe 1.25x Strategy, Rydex VIF Government Long Bond
1.2x Strategy, Rydex VIF Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF Inverse Mid-Cap Strategy,
Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF
Japan 2x Strategy, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100® Strategy, Rydex VIF Nova, Rydex VIF Russell 2000® 1.5x
Strategy, Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF Strengthening Dollar 2x Strategy, and Rydex VIF
Weakening Dollar 2x Strategy Subaccounts only if you had Contract Value allocated to that Subaccount on May 1, 2019.
4
You may transfer Contract Value to the Vanguard® VIF Small Company Growth Subaccount only if you had Contract Value allocated to that
Subaccount on May 1, 2019.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future.
26

You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Redwood, Rydex and certain Federated Subaccounts (see chart above), which do not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Redwood, Rydex and certain Federated Subaccounts (see chart above). As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
•
Investment performance of the Subaccounts to which you have allocated Contract Value,
•
Payment of Purchase Payments,
27

•
Full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), and
•
Charges assessed in connection with the Contract, including charges for any optional riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any application requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions (other than transfer requests, as described herein) received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Purchase Payments” and “Full and Partial Withdrawals.”
Requests to transfer Contract Value received at or after the applicable cut-off time will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 1.00% annually, and (5) the administration charge for that Subaccount, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 1.00% and the administration charge (which ranges from 0.25% to 0.65% depending on the Subaccount) are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — We refer to the times by which financial transactions must be received to be processed on the current Valuation Date as “cut-off times.” Any written, electronic, or telephonic transactions involving your Contract, other than requests to transfer Contract Value among the Subaccounts, must be received by us prior to any
28

announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions (other than transfers) normally must be received prior to 3:00 p.m. Central time. Financial transactions (other than transfers) received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Any request to transfer Contract Value among the Subaccounts, including those submitted by telephone, must be received by us no later than one hour prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. This means transfer requests must normally be received by 2:00 p.m. Central time. Transfer requests received at or after the cut-off time will be processed on the following Valuation Date. The Company may extend the cut-off time to 15 minutes prior to any announced closing (generally 2:45 p.m. Central time) for transfers submitted electronically through the Company’s Internet web site. Internet functionality is available only to Owners who have authorized their financial representatives to make financial transactions on their behalf.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including systematic withdrawals and withdrawals to pay investment advisory fees, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under applicable law. Withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time (normally 3:00 p.m. Central time), the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Premium Tax Charge.” The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below and withdrawals to pay investment advisory fees. A request for a partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable premium tax charge. Alternatively, you may request that any premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such premium tax charge . See “Premium Tax Charge.”
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000 and no Purchase Payments have been paid for three years, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.
29

The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
A full or partial withdrawal, including a systematic withdrawal or a withdrawal to pay investment advisory fees, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. The deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce the death benefit, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax.
A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any uncollected premium taxes (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to your Contract Value in the Subaccounts, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you Contract Value based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments or (2) Contract Value, plus any charges deducted from such Contract Value.
30

Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner, and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be payable as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If an Owner dies (or the Annuitant dies, if any Owner is not a natural person) prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company.
If you purchased the Return of Premium Death Benefit rider, your death benefit will be determined in accordance with the terms of the rider. Please note that, under the rider, if we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. See the discussion of the Return of Premium Death Benefit. Your death benefit proceeds under the rider will be the death benefit reduced by any uncollected premium tax.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means to our Administrative Office.
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Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and the Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or
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life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay in excess of the Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Provides a death benefit equal to the Contract Value.	There is no charge for this option.	•The death benefit will be reduced by any uncollected premium tax.
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts.	There is no charge for this option.
•The minimum amount that may be transferred to any one
Subaccount is $25.00.
•The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
•Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted.
•After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	•The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option.	•The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is reduced to $50.
Systematic Withdrawals	Allows you to set up periodic automatic payments of a certain percentage or dollar amount of your Contract Value.	There is no charge for this option.
•Each payment must be at least $100 (unless we consent
otherwise).
•Withdrawals may be subject to income tax and penalties.
•If an Owner is enrolled in the Dollar Cost Averaging or Asset
Reallocation Options, the Owner may not elect to receive
systematic withdrawals from any Subaccount that is part of the
Dollar Cost Averaging or Asset Reallocation Options.

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Optional Benefit
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit	Provides an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.	0.35%
•The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
•We will reduce the death benefit offered under this rider by any uncollected premium tax.
•If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative
Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
•The Owner and any Joint Owner must be 80 or younger on the
Contract Date.
•Certain withdrawals could significantly reduce or even terminate the benefit, including systematic withdrawals and withdrawals used to pay investment adviser fees.
•The Company will continue to deduct the rider charge after the
Annuity Start Date if you elect Annuity Option 5 or 6.
•Withdrawals (including withdrawals to pay advisory fees) reduce the benefit proportionately. This means withdrawals could
significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Return of Premium Death Benefit — For an additional charge, as reflected in the Fee Table, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. If the rider is not purchased, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary. See the discussion under “Death Benefit.”
The rider is only available at issue. You cannot change or cancel the rider after it has been issued. Please note that any amount that we may pay or make available under the Return of Premium Death Benefit rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
How do you calculate the death benefit? On the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary, the death benefit equals the greater of:
1.
Contract Value; or
2.
The sum of all Purchase Payments (not including any Credit Enhancements) less an adjustment for any withdrawals and withdrawal charges (including systematic withdrawals and withdrawals to pay investment advisory fees).
In the event of a withdrawal (including a systematic withdrawal or a withdrawal to pay investment advisory fees), we reduce your Return of Premium Death Benefit as last adjusted for any prior withdrawal in the same proportion that the withdrawal reduces Contract Value immediately prior to the withdrawal. This means if you make a withdrawal when your Contract Value is less than your total Purchase Payments, your Return of Premium Death Benefit will be reduced by an amount that is greater than the dollar amount of your withdrawal.
•
For example, if you have made Purchase Payments totaling $100,000 and your Contract Value has dropped to $60,000, your death benefit is $100,000 so long as you have not taken any withdrawals. If, however, you take a $10,000 withdrawal (including a withdrawal to pay advisory fees), then we will reduce your total Purchase Payments proportionately to equal $83,333 ($100,000 x (1-$10,000 / $60,000). After the withdrawal, your death benefit is $83,333. Note that your death benefit decreased by more than the dollar amount of your withdrawal.
See the next question for information on potential reductions in the amount of the death benefit to collect any premium tax due.
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Will there be any adjustments to the enhanced death benefit? We will reduce the death benefit offered under this rider by any uncollected premium tax, and, if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (however, if the death benefit is 1 above, we will not reduce the death benefit by any Credit Enhancements).
Note: If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
Are there age restrictions on purchasing this rider? The Owner and any Joint Owner must be 80 or younger on the Contract Date. See the discussion under “Death Benefit.”
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes.
The Contract currently provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity. In the case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15, 20 or 30 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the
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Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any uncollected premium tax. However, the Owner cannot take systematic withdrawals or make withdrawals to pay the fees of an investment adviser. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for the Annuity Options described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Option 1, there is no minimum number of payments guaranteed under this Annuity Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. You may also select Annuity Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the
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remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made.
Option 5 — Payments for a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 30 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15, 20 or 30 years, as elected by the Owner. This option differs from Annuity Option 5 in that Annuity Payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for the Annuity Options are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Annuity Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Annuity Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Annuity Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is
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allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with an IRA, reference should be made to the terms of the particular IRA and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, IRAs generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches their “applicable age” as defined in the Code. If the Annuitant attains age 72 after 2022 and age 73 before 2033, their applicable age is 73. If Annuitant attains age 74 after 2032, their applicable age is 75. In addition, under an IRA, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
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Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
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During which the NYSE is closed other than customary weekend and holiday closings,
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During which trading on the NYSE is restricted as determined by the SEC,
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During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
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For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Rydex VIF U.S. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Rydex VIF U.S. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Business Disruption and Cybersecurity Risks — We rely on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (e.g. affecting the internet, cloud services, or other infrastructure) or targeted (e.g. failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks).
Cybersecurity risks include, but are not limited to, the loss, theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website (or the websites of third parties on whom we rely), disruption of routine business operations, and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection.
Systems failures and cybersecurity incidents affecting us, our affiliates, the Underlying Funds, intermediaries, service providers, and other third parties on whom we rely may adversely affect your contract value and interfere with our ability to process contract transactions and calculate contract values. Systems failures and cybersecurity breaches may cause us to be unable to process orders from our website or with the Underlying Funds, cause us to be unable to calculate unit values and/or the Underlying Funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and our service providers and intermediaries to regulatory fines, litigation, and financial losses, and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value.
The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.
In addition, we are also exposed to risks related to natural and man-made disasters including, but not limited to, storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, which could adversely affect
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our ability to conduct business. A natural or man-made disaster, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. They could interfere with our processing of contract transactions, including processing orders from Owners and orders with the Underlying Funds, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries, the Underlying Funds and the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, effective for plan years beginning in 2024, distributions of employee elective deferrals, qualified nonelective contributions, qualified matching contributions, and gains attributable to such contributions may be made on account of hardship. Under prior provisions, distributions on account of hardship generally were limited to amounts attributable to employee elective deferrals. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement
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plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable Contract Owner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. While the Company does not think that such will be the case, due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that an Owner of a Contract might be treated as the owner of a pro rata portion of the assets of the Separate Account.
The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account and its Underlying Funds. Moreover, in the event that regulations are adopted or rulings or other guidance are issued, there can be no assurance that the Separate Account and the Underlying Funds will be able to operate as currently described in the Prospectus (including the possibility that the number of Underlying Funds offered might need to be reduced), or that the Underlying Funds will not have to change their investment objective or investment policies.
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Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of an investment adviser) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
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Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
Qualified Contracts — The Contract may be used with IRAs that meet the requirements of Section 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for an IRA, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the IRA. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer,
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including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The amounts that may be contributed to IRAs are subject to limitations that vary depending on the circumstances. In addition, early distributions from IRAs may be subject to penalty taxes. Furthermore, distributions from IRAs are subject to certain minimum distribution rules. Failure to comply with these rules could subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. Please note that for Owners who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Owners and Beneficiaries should consult a tax adviser if they may be affected by these changes. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The following are brief descriptions of the various types of IRAs and the use of the Contract therewith:
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $7,000 (for 2024) or (ii) 100% of the individual’s taxable compensation (for 2024).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 (indexed for inflation beginning in 2024) for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($123,000 to $143,000 for a married couple filing a joint return and $77,000 to $87,000 for a single taxpayer in 2024). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $230,000 to $240,000 (for 2024). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements. Amounts in a traditional IRA must generally be distributed or begin to be distributed on the date that the contract owner reaches their applicable age (as defined above), regardless of the contract owner’s retirement date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary). Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
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Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $146,000 to $161,000 in adjusted gross income for 2024 ($230,000 to $240,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant
45

to a decree of divorce or separate maintenance or written instrument incident to such a decree; (x) made in connection with the birth or adoption of a child, in limited circumstances; or (xi) made to terminally ill employees.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 25% tax on the amount that was not properly distributed, which is reduced to 10% if corrected within a two year correction period. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to
46

some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or
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more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and available online at https://dfinview.com/SecurityBenefit/TAHD/814121158?site=PSBL.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the
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Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Chris Swickard, Esq., Deputy General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2023, 2022, and 2021, the commission amounts paid to SDL in connection with all Contracts sold through the Separate Account were $813,931, $1,204,064, and $1,910,032, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of the commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them or as a percentage of Contract Value on an ongoing basis. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 6% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) or 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the
49

sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2023 in connection with the sale of its variable annuity contracts: ACA/Prudent Investors Planning Corporation; Cetera Advisors LLC, Cetera Advisor Networks, LLC; GWN Securities, Inc.; Lincoln Investment Planning, LLC; LPL Financial Corporation; OFG Financial Services, Inc.; Osaic Wealth, Inc.; PlanMember Securities Corporation; and Securities America, Inc.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/814121158?site=PSBL.
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://dfinview.com/SecurityBenefit/TAHD/814121158?site=PSBL. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
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APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the Underlying Fund prospectuses, shareholder reports*, and other documents, which may be amended or updated from time to time, and can be found online at https://dfinview.com/SecurityBenefit/TAHD/814121158?site=PSBL. You can view, download, and print copies of Underlying Fund documents at this website. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/#53&RID=82&prodID=52&prodCat=VA.
*Due to changes in Underlying Fund report delivery requirements, effective on and after June 30, 2024, all Underlying Fund reports for your current investment allocation(s) will be printed and mailed to you.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Mid Cap Value	AB Discovery Value – Class B Adviser: AllianceBernstein L.P.	1.06%	N/A	16.86%	10.51%	7.29%
Large Cap Value	AB Relative Value – Class B Adviser: AllianceBernstein L.P.	0.87%	N/A	11.72%	11.57%	9.05%
Global Equity	AB Sustainable Global Thematic – Class B Adviser: AllianceBernstein L.P.	1.22%	N/A	15.70%	13.27%	9.33%
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.18%	N/A	13.48%	4.03%	3.22%
Global Equity	AFIS Capital World Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.01%	N/A	20.65%	10.07%	7.36%
Government Bond	AFIS U.S. Government Securities – Class 4 Adviser: Capital Research and Management Company	0.83%	N/A	2.62%	0.79%	1.27%
Large Cap Blend	AFIS Washington Mutual Investors – Class 4 Adviser: Capital Research and Management Company	0.91%	N/A	16.97%	12.33%	9.64%
Large Cap Growth	Alger Capital Appreciation – Class S2 Adviser: Fred Alger Management, LLC	1.20%	N/A	42.78%	15.14%	12.25%
Large Cap Growth	Alger Large Cap Growth – Class I-2 Adviser: Fred Alger Management, LLC	0.87%	N/A	32.67%	14.14%	11.03%
Mid Cap Blend	Allspring Opportunity VT – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.09%	N/A	26.50%	14.74%	10.32%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Large Cap Growth	Allspring VT Discovery All Cap Growth – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.12%	N/A	33.17%	13.54%	10.42%
Specialty-Sector	ALPS/Alerian Energy Infrastructure – Class III Adviser: ALPS Advisors, Inc.	1.33%	N/A	13.91%	10.67%	2.70%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management Company	0.80%	N/A	14.02%	8.92%	6.98%
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management Company	0.98%	N/A	4.89%	-0.56%	0.12%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management Company	1.02%	N/A	22.29%	13.36%	9.30%
Global Equity	American Funds IS® Global Small Capital- ization – Class 4 Adviser: Capital Research and Management Company	1.20%	N/A	15.79%	8.03%	5.51%
Large Cap Growth	American Funds IS® Growth – Class 4 Adviser: Capital Research and Management Company	0.84%	N/A	38.13%	18.38%	14.07%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management Company	0.78%	N/A	25.82%	13.08%	10.63%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management Company	1.03%	N/A	15.56%	4.58%	3.15%
International Equity	American Funds IS® International Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.06%	N/A	15.66%	5.86%	3.06%
Intermediate Term Bond	American Funds IS® Mortgage – Class 4 Adviser: Capital Research and Management Company	0.90%	N/A	3.51%	0.57%	1.24%
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management Company	1.14%	N/A	15.67%	8.37%	4.43%
Large Cap Blend	BlackRock Advantage Large Cap Core V.I. – Class III Adviser: BlackRock Advisors, LLC	0.97%	N/A	24.90%	14.43%	10.85%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Large Cap Value	BlackRock Basic Value V.I. – Class III Adviser: BlackRock Advisors, LLC	1.13%	N/A	16.24%	11.26%	7.44%
Large Cap Growth	BlackRock Capital Appreciation V.I. – Class III Adviser: BlackRock Advisors, LLC	1.19%	N/A	48.59%	15.77%	12.56%
Large Cap Value	BlackRock Equity Dividend V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	N/A	11.99%	11.27%	8.73%
Global Allocation	BlackRock Global Allocation V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock (Singapore) Limited; BlackRock International Limited	1.14%	N/A	12.49%	7.39%	4.63%
High Yield Bond	BlackRock High Yield V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.90%	N/A	12.94%	5.49%	4.21%
Large Cap Growth	BlackRock Large Cap Focus Growth V.I. – Class III Adviser: BlackRock Advisors, LLC	1.20%	N/A	52.47%	16.05%	13.38%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	N/A	15.39%	10.41%	8.04%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.03%	N/A	59.00%	15.31%	12.94%
Large Cap Blend	BNY Mellon Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.52%	N/A	25.60%	15.09%	11.47%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co., LLC	1.10%	N/A	20.67%	15.94%	10.81%
Global Equity	Dimensional VA Equity Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.49%	0.45%	20.14%	12.74%	N/A
Global Bond	Dimensional VA Global Bond Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.21%	0.45%	5.05%	0.58%	1.29%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Global Allocation	Dimensional VA Global Moderate Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP	0.44%	0.45%	14.72%	8.93%	6.07%
International Equity	Dimensional VA International Small Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.40%	0.45%	14.11%	7.86%	4.89%
International Equity	Dimensional VA International Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.27%	0.45%	17.86%	8.87%	4.16%
Short Term Bond	Dimensional VA Short-Term Fixed Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.12%	0.45%	4.98%	1.33%	1.05%
Large Cap Value	Dimensional VA U.S. Large Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.21%	0.45%	10.92%	10.71%	8.10%
Small Cap Value	Dimensional VA U.S. Targeted Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.29%	0.45%	20.03%	15.40%	9.00%
Large Value	Donoghue Forlines Dividend VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	2.70%	N/A	-1.58%	0.71%	0.89%
Tactical Allocation	Donoghue Forlines Momentum VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	1.56%	N/A	19.81%	5.10%	5.45%
Large Cap Growth	DWS Capital Growth VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	1.39%	N/A	38.17%	17.27%	13.28%
Large Cap Blend	DWS Core Equity VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	0.93%	N/A	25.17%	14.65%	11.22%
Large Cap Value	DWS CROCI® U.S. VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	1.12%	N/A	20.37%	8.26%	4.74%
Global Equity	DWS Global Small Cap VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	1.39%	N/A	24.20%	8.85%	3.54%
High Yield Bond	DWS High Income VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	1.32%	N/A	11.07%	4.97%	3.72%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Global Equity	DWS International Growth VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	1.82%	N/A	15.77%	7.33%	4.17%
Mid Cap Value	DWS Small Mid Cap Value VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.24%	N/A	14.59%	8.38%	5.13%
Floating Rate Bond	Eaton Vance VT Floating-Rate Income - Initial Class Adviser: Eaton Vance Management	1.17%	N/A	11.21%	4.13%	3.22%
Intermediate Government	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company	0.93%	N/A	4.19%	-0.11%	0.85%
High Yield Bond	Federated Hermes High Income Bond II – Service Class Adviser: Federated Investment Management Company	1.13%	N/A	12.47%	4.49%	3.87%
Balanced/Asset Allocation	Fidelity® VIP Balanced – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.69%	N/A	21.29%	12.16%	8.81%
Large Cap Blend	Fidelity® VIP Contrafund® – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.81%	N/A	33.12%	16.36%	11.33%
Small Cap Blend	Fidelity® VIP Disciplined Small Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC	0.61%	N/A	20.67%	11.54%	7.21%
Emerging Markets	Fidelity® VIP Emerging Markets – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	1.14%	N/A	9.49%	7.55%	4.92%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Large Cap Growth	Fidelity® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.74%	N/A	18.41%	14.50%	10.00%
Large Cap Growth	Fidelity® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.84%	N/A	45.30%	18.79%	15.44%
High Yield Bond	Fidelity® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.02%	N/A	10.24%	3.60%	3.14%
Large Cap Blend	Fidelity® VIP Index 500 – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.35%	N/A	25.88%	15.27%	11.64%
Intermediate Term Bond	Fidelity® VIP Investment Grade Bond – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.63%	N/A	6.00%	1.72%	2.08%
Mid Cap Growth	Fidelity® VIP Mid Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.82%	N/A	14.80%	12.17%	7.85%
International Equity	Fidelity® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.98%	N/A	20.22%	9.71%	4.65%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Specialty-Sector	Fidelity® VIP Real Estate – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.85%	N/A	10.89%	4.96%	5.77%
Multi-Sector Bond	Fidelity® VIP Strategic Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.90%	N/A	9.18%	3.47%	3.10%
Multi Cap Growth	Franklin DynaTech VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.91%	N/A	43.77%	13.76%	10.37%
Large Cap Value	Franklin Growth and Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.04%	N/A	8.98%	11.02%	8.45%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.72%	N/A	8.62%	6.98%	5.01%
Large Cap Growth	Franklin Large Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.08%	N/A	40.44%	14.87%	11.41%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.15%	N/A	20.31%	10.16%	5.98%
Large Cap Value	Franklin Mutual Shares VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.93%	N/A	13.46%	7.81%	5.43%
Large Cap Blend	Franklin Rising Dividends VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.91%	N/A	12.08%	13.75%	10.23%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.92%	N/A	12.75%	11.06%	7.04%
Small Cap Growth	Franklin Small-Mid Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.10%	N/A	26.74%	13.51%	8.96%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.14%	N/A	8.18%	1.96%	1.77%
Government Bond	Franklin U.S. Government Securities VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.77%	N/A	4.47%	0.22%	0.73%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
International Equity	Goldman Sachs VIT International Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.35%	N/A	18.43%	7.55%	3.19%
Large Cap Value	Goldman Sachs VIT Large Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.04%	N/A	12.71%	11.20%	7.35%
Mid Cap Growth	Goldman Sachs VIT Mid Cap Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.40%	N/A	18.45%	13.48%	9.33%
Mid Cap Value	Goldman Sachs VIT Mid Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.10%	N/A	11.11%	13.06%	7.82%
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.12%	N/A	18.95%	9.76%	7.53%
Large Cap Growth	Goldman Sachs VIT Strategic Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.03%	N/A	41.65%	17.05%	12.88%
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.14%	N/A	8.52%	11.41%	8.28%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC	1.27%	N/A	11.12%	3.98%	3.40%
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	2.19%	N/A	3.80%	5.28%	1.87%
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC	1.34%	N/A	12.02%	4.50%	3.92%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.02%	N/A	9.27%	11.27%	8.47%
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.92%	N/A	12.75%	5.76%	3.32%
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.07%	N/A	14.12%	7.68%	6.06%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.82%	N/A	4.37%	4.21%	2.52%
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.25%	N/A	10.29%	10.21%	5.55%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.15%	N/A	9.73%	11.98%	7.59%
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.45%	N/A	26.90%	14.83%	11.72%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.64%	N/A	39.91%	18.00%	14.25%
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.48%	N/A	26.41%	12.72%	9.97%
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.77%	N/A	21.01%	9.41%	7.68%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC	1.04%	N/A	6.95%	1.28%	3.00%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.14%	N/A	12.28%	9.97%	6.94%
International Equity	Invesco Oppenheimer V.I. International Growth Fund – Series II Adviser: Invesco Advisers, Inc.	1.42%	N/A	20.64%	8.43%	3.57%
Large Cap Growth	Invesco V.I. American Franchise – Series II Adviser: Invesco Advisers, Inc.	1.11%	N/A	40.60%	15.88%	11.42%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.14%	N/A	15.29%	12.45%	6.98%
Global Allocation	Invesco V.I. Balanced-Risk Allocation – Series II Adviser: Invesco Advisers, Inc.	1.54%	N/A	6.40%	4.66%	3.79%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.00%	N/A	12.10%	13.20%	8.65%
Large Cap Blend	Invesco V.I. Core Equity – Series II Adviser: Invesco Advisers, Inc.	1.05%	N/A	23.08%	12.67%	7.53%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.12%	N/A	12.85%	12.47%	9.52%
Large Blend	Invesco V.I. Equally-Weighted S&P 500 – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Capital Management LLC	0.59%	N/A	13.43%	13.17%	9.76%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.82%	N/A	10.24%	9.64%	6.78%
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.15%	N/A	17.86%	8.15%	4.07%
Global Equity	Invesco V.I. Global – Series II Adviser: Invesco Advisers, Inc.	1.07%	N/A	34.45%	12.02%	8.21%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Global Equity	Invesco V.I. Global Core Equity – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.24%	N/A	21.46%	9.07%	5.34%
Specialty-Sector	Invesco V.I. Global Real Estate – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.27%	N/A	8.82%	1.85%	2.84%
Multi-Sector Bond	Invesco V.I. Global Strategic Income – Series II Adviser: Invesco Advisers, Inc.	1.18%	N/A	8.60%	1.04%	1.25%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.94%	N/A	4.46%	0.42%	0.90%
Large Cap Value	Invesco V.I. Growth and Income – Series II Adviser: Invesco Advisers, Inc.	1.00%	N/A	12.41%	11.49%	7.98%
Specialty-Sector	Invesco V.I. Health Care – Series II Adviser: Invesco Advisers, Inc.	1.23%	N/A	2.77%	8.49%	6.60%
High Yield Bond	Invesco V.I. High Yield – Series II Adviser: Invesco Advisers, Inc.	1.15%	N/A	9.77%	3.76%	2.96%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.19%	N/A	14.14%	10.32%	6.45%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.13%	N/A	17.82%	12.79%	8.66%
Small Cap Blend	Invesco V.I. Small Cap Equity – Series II Adviser: Invesco Advisers, Inc.	1.20%	N/A	16.26%	12.14%	6.28%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.97%	N/A	17.78%	13.14%	11.82%
Large Cap Growth	Janus Henderson VIT Forty – Service Class Adviser: Janus Henderson Investors US LLC	0.80%	N/A	39.65%	16.64%	13.45%
Mid Cap Value	Janus Henderson VIT Mid Cap Value – Service Class Adviser: Janus Henderson Investors US LLC	0.93%	N/A	11.11%	9.94%	6.91%
International Equity	Janus Henderson VIT Overseas – Service Class Adviser: Janus Henderson Investors US LLC	1.14%	N/A	10.58%	10.92%	3.38%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	0.82%	N/A	42.81%	16.54%	12.21%
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.96%	N/A	6.55%	3.14%	3.49%
Small Cap Growth	Lord Abbett Series Developing Growth VC – Class VC2 Adviser: Lord, Abbett & Co. LLC	1.25%	N/A	8.17%	8.90%	6.82%
Large Cap Blend	Lord Abbett Series Dividend Growth VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.00%	N/A	16.33%	13.01%	10.16%
Large Cap Blend	Lord Abbett Series Fundamental Equity VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.20%	N/A	14.63%	9.70%	7.00%
Large Cap Blend	Lord Abbett Series Growth and Income VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.93%	N/A	13.19%	10.72%	7.81%
Mid Cap Growth	Lord Abbett Series Growth Opportunities VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.16%	N/A	10.67%	8.60%	7.12%
Mid Cap Value	Lord Abbett Series Mid Cap Stock VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.15%	N/A	15.42%	10.64%	6.51%
Intermediate Term Bond	Lord Abbett Series Total Return VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.71%	N/A	6.34%	1.21%	1.83%
Large Cap Value	LVIP American Century Disciplined Core Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.99%	N/A	8.24%	9.92%	7.92%
Inflation- Protected Bond	LVIP American Century Inflation Protection – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.80%	N/A	3.40%	2.65%	1.90%
International Equity	LVIP American Century International – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.21%	N/A	12.43%	8.12%	3.91%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Mid Cap Value	LVIP American Century Mid Cap Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.02%	N/A	6.03%	10.90%	8.61%
Large Cap Value	LVIP American Century Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.89%	N/A	9.02%	11.71%	8.36%
Intermediate Core Bond	LVIP JPMorgan Core Bond – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.74%	N/A	5.66%	1.04%	1.56%
Small Cap Blend	LVIP JPMorgan Small Cap Core – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	1.03%	N/A	12.80%	9.12%	6.81%
Large Cap Blend	LVIP JPMorgan U.S. Equity – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.94%	N/A	26.84%	16.86%	12.15%
Global Allocation	Macquarie VIP Asset Strategy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.01%	N/A	13.90%	8.27%	3.48%
Balanced/Asset Allocation	Macquarie VIP Balanced - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.03%	N/A	16.09%	9.49%	6.37%
Large Cap Growth	Macquarie VIP Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.06%	N/A	23.51%	15.97%	10.57%
Specialty-Sector	Macquarie VIP Energy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.00%	N/A	4.06%	7.75%	-2.41%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Global Equity	Macquarie VIP Global Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.30%	N/A	19.90%	12.10%	7.66%
Large Cap Growth	Macquarie VIP Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.26%	N/A	38.00%	18.41%	14.09%
High Yield Bond	Macquarie VIP High Income - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	1.00%	N/A	11.95%	4.46%	3.70%
International Equity	Macquarie VIP International Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	0.96%	N/A	15.65%	7.56%	4.00%
Short Term Bond	Macquarie VIP Limited-Term Bond - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	1.17%	N/A	4.73%	1.62%	1.41%
Mid Cap Growth	Macquarie VIP Mid Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	0.86%	N/A	19.59%	14.63%	10.47%
Specialty-Sector	Macquarie VIP Natural Resources - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.17%	N/A	1.63%	7.86%	-0.36%
Specialty-Sector	Macquarie VIP Science and Technology - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.30%	N/A	39.04%	17.17%	10.87%
Small Cap Growth	Macquarie VIP Small Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.15%	N/A	13.11%	7.89%	6.28%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Small Cap Blend	Macquarie VIP Smid Cap Core - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.18%	N/A	15.71%	9.63%	7.70%
Large Cap Value	Macquarie VIP Value - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.17%	N/A	8.27%	11.72%	7.96%
Emerging Markets	MFS® VIT Emerging Markets Equity – Service Class Adviser: Massachusetts Financial Services Company	1.75%	N/A	10.71%	1.79%	1.31%
Global Allocation	MFS® VIT Global Tactical Allocation – Service Class Adviser: Massachusetts Financial Services Company	1.14%	N/A	9.35%	4.69%	3.62%
High Yield Bond	MFS® VIT High Yield – Service Class Adviser: Massachusetts Financial Services Company	1.03%	N/A	12.48%	4.42%	3.58%
Large Cap Growth	MFS® VIT II MA Investors Growth Stock – Service Class Adviser: Massachusetts Financial Services Company	1.03%	N/A	23.70%	16.39%	12.44%
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.21%	N/A	12.83%	8.23%	3.89%
International Equity	MFS® VIT International Intrinsic Value – Service Class Adviser: Massachusetts Financial Services Company	1.16%	N/A	17.37%	8.31%	6.66%
Large Cap Blend	MFS® VIT Investors Trust – Service Class Adviser: Massachusetts Financial Services Company	1.04%	N/A	18.66%	13.27%	10.00%
Small Cap Growth	MFS® VIT New Discovery – Service Class Adviser: Massachusetts Financial Services Company	1.19%	N/A	14.25%	10.81%	7.41%
Large Cap Blend	MFS® VIT Research – Service Class Adviser: Massachusetts Financial Services Company	1.07%	N/A	22.12%	14.13%	10.55%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.95%	N/A	10.22%	8.27%	6.27%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Intermediate Term Bond	MFS® VIT Total Return Bond – Service Class Adviser: Massachusetts Financial Services Company	0.79%	N/A	7.13%	1.58%	1.96%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.05%	N/A	-2.33%	8.05%	6.13%
Emerging Markets Bond	Morgan Stanley VIF Emerging Markets Debt – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Limited	1.57%	N/A	11.69%	1.38%	2.07%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.50%	N/A	11.96%	3.36%	1.79%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.90%	N/A	16.88%	10.04%	7.06%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	N/A	12.82%	6.68%	4.99%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.98%	N/A	7.84%	2.56%	2.25%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	N/A	15.27%	8.64%	6.20%
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.92%	N/A	10.59%	4.74%	3.67%
Specialty	Neuberger Berman AMT Sustainable Equity – Class I Adviser: Neuberger Berman Investment Advisers LLC	0.90%	N/A	26.90%	13.97%	9.99%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Specialty	PIMCO VIT All Asset – Advisor Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	2.38%	N/A	8.02%	5.90%	3.93%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Advisor Class Adviser: Pacific Investment Management Company LLC	1.74%	N/A	-7.93%	8.46%	-0.90%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.37%	N/A	11.00%	2.14%	2.67%
Global Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.11%	N/A	5.16%	0.86%	0.99%
Global Allocation	PIMCO VIT Global Managed Asset Allocation – Advisor Class Adviser: Pacific Investment Management Company LLC	1.46%	N/A	12.85%	7.20%	5.14%
High Yield Bond	PIMCO VIT High Yield – Advisor Class Adviser: Pacific Investment Management Company LLC	0.87%	N/A	12.11%	4.72%	4.04%
International Bond	PIMCO VIT International Bond Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.28%	N/A	6.11%	-1.26%	-0.46%
Short Term Bond	PIMCO VIT Low Duration – Advisor Class Adviser: Pacific Investment Management Company LLC	0.79%	N/A	4.87%	0.88%	0.82%
Inflation- Protected Bond	PIMCO VIT Real Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.94%	N/A	3.57%	3.05%	2.15%
Short Term Bond	PIMCO VIT Short-Term – Advisor Class Adviser: Pacific Investment Management Company LLC	0.76%	N/A	5.80%	2.02%	1.76%
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.85%	N/A	5.83%	0.98%	1.60%
Intermediate Term Bond	Pioneer Bond VCT – Class II Adviser: Amundi Asset Management US, Inc.	0.89%	N/A	6.68%	1.55%	2.00%
Large Cap Value	Pioneer Equity Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.08%	N/A	7.17%	9.08%	8.16%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
High Yield Bond	Pioneer High Yield VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.60%	N/A	11.01%	3.85%	3.04%
Multi-Sector Bond	Pioneer Strategic Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.56%	N/A	8.07%	2.42%	2.41%
Multi Cap Blend	Putnam VT Core Equity – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.95%	N/A	28.08%	16.90%	11.95%
Multi-Sector Bond	Putnam VT Diversified Income – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.15%	N/A	4.82%	0.98%	1.41%
Global Allocation	Putnam VT Global Asset Allocation – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited; The Putnam Advisory Company, LLC	1.12%	N/A	17.48%	8.14%	6.35%
High Yield Bond	Putnam VT High Yield – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.92%	N/A	12.13%	4.60%	3.62%
Intermediate Term Bond	Putnam VT Income – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.72%	N/A	4.69%	0.37%	1.43%
Large Cap Growth	Putnam VT Large Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.10%	N/A	44.47%	18.49%	14.39%
Large Cap Value	Putnam VT Large Cap Value – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.13%	N/A	15.67%	14.50%	10.26%
Small Cap Growth	Putnam VT Small Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.24%	N/A	23.14%	15.44%	8.10%
Specialty	Redwood Managed Volatility – Class N Adviser: Redwood Investment Management, LLC	4.19%	N/A	3.83%	3.38%	N/A
Specialty-Sector	Rydex VIF Banking Adviser: Security Investors, LLC	1.81%	N/A	2.97%	6.04%	4.32%
Specialty-Sector	Rydex VIF Basic Materials Adviser: Security Investors, LLC	1.80%	N/A	8.97%	11.97%	6.49%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Specialty-Sector	Rydex VIF Biotechnology Adviser: Security Investors, LLC	1.80%	N/A	5.53%	7.01%	6.64%
Specialty-Sector	Rydex VIF Commodities Strategy Adviser: Security Investors, LLC	1.99%	N/A	-6.24%	7.44%	-4.79%
Specialty-Sector	Rydex VIF Consumer Products Adviser: Security Investors, LLC	1.80%	N/A	-3.30%	6.88%	5.60%
Specialty	Rydex VIF Dow 2x Strategy[2] Adviser: Security Investors, LLC	1.97%	N/A	23.57%	15.69%	15.21%
Specialty-Sector	Rydex VIF Electronics Adviser: Security Investors, LLC	1.81%	N/A	54.75%	29.03%	20.45%
Specialty-Sector	Rydex VIF Energy Adviser: Security Investors, LLC	1.81%	N/A	1.61%	9.77%	-1.84%
Specialty-Sector	Rydex VIF Energy Services Adviser: Security Investors, LLC	1.80%	N/A	4.44%	1.84%	-11.71%
International Equity	Rydex VIF Europe 1.25x Strategy[2] Adviser: Security Investors, LLC	1.94%	N/A	20.09%	9.79%	2.46%
Specialty-Sector	Rydex VIF Financial Services Adviser: Security Investors, LLC	1.80%	N/A	13.90%	10.05%	7.44%
Government Bond	Rydex VIF Government Long Bond 1.2x Strategy[2] Adviser: Security Investors, LLC	1.48%	N/A	-1.03%	5.06%	0.20%
Specialty-Sector	Rydex VIF Health Care Adviser: Security Investors, LLC	1.80%	N/A	5.03%	9.82%	8.86%
High Yield Bond	Rydex VIF High Yield Strategy Adviser: Security Investors, LLC	1.76%	N/A	12.69%	2.82%	N/A
Specialty-Sector	Rydex VIF Internet Adviser: Security Investors, LLC	1.81%	N/A	47.38%	9.27%	8.83%
Specialty	Rydex VIF Inverse Dow 2x Strategy[2] Adviser: Security Investors, LLC	1.91%	N/A	-18.26%	-28.07%	-24.48%
Specialty	Rydex VIF Inverse Government Long Bond Strategy[2] Adviser: Security Investors, LLC	5.20%	N/A	4.23%	1.03%	-3.28%
Specialty	Rydex VIF Inverse Mid-Cap Strategy[2] Adviser: Security Investors, LLC	1.93%	N/A	-9.04%	-14.54%	-11.08%
Specialty	Rydex VIF Inverse NASDAQ-100® Strategy[2] Adviser: Security Investors, LLC	1.97%	N/A	-31.85%	-21.10%	-17.63%
Specialty	Rydex VIF Inverse Russell 2000® Strategy[2] Adviser: Security Investors, LLC	1.90%	N/A	-11.23%	-14.14%	-10.60%
Specialty	Rydex VIF Inverse S&P 500 Strategy[2] Adviser: Security Investors, LLC	1.95%	N/A	-14.95%	-15.41%	-12.35%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
International Equity	Rydex VIF Japan 2x Strategy[2] Adviser: Security Investors, LLC	1.70%	N/A	34.46%	5.16%	4.39%
Specialty-Sector	Rydex VIF Leisure Adviser: Security Investors, LLC	1.81%	N/A	22.49%	6.97%	5.58%
Mid Cap Blend	Rydex VIF Mid-Cap 1.5x Strategy[2] Adviser: Security Investors, LLC	1.91%	N/A	18.84%	13.21%	9.67%
Large Cap Growth	Rydex VIF NASDAQ-100® Adviser: Security Investors, LLC	1.82%	N/A	53.22%	20.24%	15.86%
Large Cap Growth	Rydex VIF NASDAQ-100® 2x Strategy[2] Adviser: Security Investors, LLC	1.82%	N/A	116.13%	34.23%	27.66%
Large Cap Blend	Rydex VIF Nova[2] Adviser: Security Investors, LLC	1.79%	N/A	35.07%	18.45%	14.14%
Specialty-Sector	Rydex VIF Precious Metals Adviser: Security Investors, LLC	1.70%	N/A	3.83%	11.37%	3.84%
Specialty-Sector	Rydex VIF Real Estate Adviser: Security Investors, LLC	1.81%	N/A	10.32%	4.71%	4.92%
Specialty-Sector	Rydex VIF Retailing Adviser: Security Investors, LLC	1.81%	N/A	16.56%	11.35%	7.23%
Small Cap Blend	Rydex VIF Russell 2000® 1.5x Strategy[2] Adviser: Security Investors, LLC	1.98%	N/A	19.78%	9.04%	6.29%
Small Cap Blend	Rydex VIF Russell 2000® 2x Strategy[2] Adviser: Security Investors, LLC	2.11%	N/A	22.00%	8.56%	5.89%
Large Cap Blend	Rydex VIF S&P 500 2x Strategy[2] Adviser: Security Investors, LLC	1.93%	N/A	45.04%	21.56%	16.87%
Large Cap Growth	Rydex VIF S&P 500 Pure Growth Adviser: Security Investors, LLC	1.71%	N/A	6.47%	9.42%	7.94%
Large Cap Value	Rydex VIF S&P 500 Pure Value Adviser: Security Investors, LLC	1.70%	N/A	6.29%	8.61%	6.00%
Mid Cap Growth	Rydex VIF S&P MidCap 400 Pure Growth Adviser: Security Investors, LLC	1.71%	N/A	14.68%	8.44%	4.50%
Mid Cap Value	Rydex VIF S&P MidCap 400 Pure Value Adviser: Security Investors, LLC	1.71%	N/A	27.83%	15.90%	8.80%
Small Cap Growth	Rydex VIF S&P SmallCap 600 Pure Growth Adviser: Security Investors, LLC	1.71%	N/A	17.47%	5.04%	4.79%
Small Cap Value	Rydex VIF S&P SmallCap 600 Pure Value Adviser: Security Investors, LLC	1.71%	N/A	21.06%	12.57%	5.15%
Specialty	Rydex VIF Strengthening Dollar 2x Strategy[2] Adviser: Security Investors, LLC	1.99%	N/A	1.18%	3.18%	4.85%
Specialty-Sector	Rydex VIF Technology Adviser: Security Investors, LLC	1.81%	N/A	49.01%	19.01%	14.47%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Specialty-Sector	Rydex VIF Telecommunications Adviser: Security Investors, LLC	1.81%	N/A	6.30%	1.26%	1.84%
Specialty-Sector	Rydex VIF Transportation Adviser: Security Investors, LLC	1.81%	N/A	24.48%	11.18%	7.27%
Money Market	Rydex VIF U.S. Government Money Market Adviser: Security Investors, LLC	1.45%	N/A	3.71%	1.07%	0.59%
Specialty-Sector	Rydex VIF Utilities Adviser: Security Investors, LLC	1.80%	N/A	-7.12%	3.94%	6.35%
Specialty	Rydex VIF Weakening Dollar 2x Strategy[2] Adviser: Security Investors, LLC	1.97%	N/A	2.85%	-5.51%	-7.26%
Large Cap Growth	T. Rowe Price Blue Chip Growth – Class II Adviser: T. Rowe Price Associates, Inc.	1.01%	N/A	48.96%	13.22%	12.03%
Large Cap Value	T. Rowe Price Equity Income – Class II Adviser: T. Rowe Price Associates, Inc.	0.99%	N/A	9.31%	10.92%	7.57%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.11%	N/A	2.68%	10.96%	11.03%
Short Term Bond	T. Rowe Price Limited-Term Bond – Class II Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: T. Rowe Price International Ltd; T. Rowe Price Hong Kong Limited	0.85%	N/A	4.69%	1.60%	1.13%
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.36%	N/A	12.62%	4.22%	2.32%
International Equity	Templeton Foreign VIP Fund – Class 2 Adviser: Templeton Investment Counsel, LLC	1.09%	N/A	20.76%	5.27%	1.28%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.77%	N/A	2.88%	-2.13%	-0.66%
Global Equity	Templeton Growth VIP Fund – Class 2 Adviser: Templeton Global Advisors Limited Sub-Adviser: Templeton Asset Management Ltd.	1.16%	N/A	21.01%	6.47%	3.24%
World Large Stock	Third Avenue Value Adviser: Third Avenue Management LLC	1.37%	N/A	20.81%	13.45%	6.14%
Balanced/Asset Allocation	TOPS® Aggressive Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	N/A	17.10%	10.27%	N/A

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Balanced/Asset Allocation	TOPS® Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	N/A	11.17%	6.15%	N/A
Balanced/Asset Allocation	TOPS® Conservative ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.81%	N/A	8.96%	4.57%	N/A
Balanced/Asset Allocation	TOPS® Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	N/A	15.81%	9.20%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.02%	N/A	8.59%	4.42%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	N/A	10.61%	5.51%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	N/A	6.24%	4.49%	N/A
Balanced/Asset Allocation	TOPS® Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	N/A	13.21%	7.68%	N/A
Specialty-Sector	VanEck VIP Global Gold – Class S Adviser: Van Eck Associates Corporation	1.55%	N/A	10.41%	9.61%	4.61%
Specialty-Sector	VanEck VIP Global Resources – Class S Adviser: Van Eck Associates Corporation	1.36%	N/A	-3.84%	10.34%	-1.26%
Balanced/Asset Allocation	Vanguard® VIF Balanced Adviser: Wellington Management Company LLP	0.21%	0.45%	14.33%	9.59%	7.89%
Large Cap Growth	Vanguard® VIF Capital Growth Adviser: PRIMECAP Management Company	0.34%	0.45%	27.98%	14.33%	12.85%
Asset Allocation/ Lifestyle	Vanguard® VIF Conservative Allocation Adviser: The Vanguard Group, Inc.	0.13%	0.45%	12.51%	5.60%	4.84%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Large Cap Value	Vanguard® VIF Diversified Value Adviser: Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC	0.29%	0.45%	20.13%	14.28%	9.27%
Large Cap Value	Vanguard® VIF Equity Income Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.29%	0.45%	8.10%	11.57%	9.53%
Large Cap Blend	Vanguard® VIF Equity Index Adviser: The Vanguard Group, Inc.	0.14%	0.45%	26.11%	15.52%	11.88%
Global Bond	Vanguard® VIF Global Bond Index Adviser: The Vanguard Group, Inc.	0.13%	0.45%	6.52%	0.99%	N/A
Large Cap Growth	Vanguard® VIF Growth Adviser: Wellington Management Company LLP	0.33%	0.45%	40.13%	16.08%	12.88%
High Yield Bond	Vanguard® VIF High Yield Bond Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.24%	0.45%	11.66%	5.13%	4.34%
International Equity	Vanguard® VIF International Adviser: Baillie Gifford Overseas Ltd; Schroder Investment Management North America Inc.	0.33%	0.45%	14.65%	10.28%	6.80%
Mid Cap Blend	Vanguard® VIF Mid-Cap Index Adviser: The Vanguard Group, Inc.	0.17%	0.45%	15.83%	12.56%	9.27%
Asset Allocation/ Lifestyle	Vanguard® VIF Moderate Allocation Adviser: The Vanguard Group, Inc.	0.13%	0.45%	15.55%	7.78%	6.19%
Specialty-Sector	Vanguard® VIF Real Estate Index Adviser: The Vanguard Group, Inc.	0.26%	0.45%	11.70%	7.18%	7.29%
Short Term Bond	Vanguard® VIF Short Term Investment Grade Adviser: The Vanguard Group, Inc.	0.14%	0.45%	6.16%	2.13%	1.93%
Small Cap Growth	Vanguard® VIF Small Company Growth[2] Adviser: ArrowMark Colorado Holdings, LLC; The Vanguard Group, Inc.	0.29%	0.45%	19.65%	9.98%	7.85%
Intermediate Term Bond	Vanguard® VIF Total Bond Market Index Adviser: The Vanguard Group, Inc.	0.14%	0.45%	5.58%	1.04%	1.71%
International Equity	Vanguard® VIF Total International Stock Market Index Adviser: The Vanguard Group, Inc.	0.11%	0.45%	15.54%	7.31%	N/A
Large Cap Blend	Vanguard® VIF Total Stock Market Index Adviser: The Vanguard Group, Inc.	0.13%	0.45%	25.95%	14.93%	11.29%

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Platform	Average Annual Total Returns (as of 12/31/2023)
				1 Year	5 Year	10 Year
Specialty-Sector	Virtus Duff & Phelps Real Estate Securities Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Co.	1.17%	N/A	11.03%	8.55%	7.95%
Small Cap Growth	Virtus KAR Small-Cap Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.26%	N/A	19.70%	11.70%	13.85%
Multi-Sector Bond	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Newfleet Asset Management	0.95%	N/A	8.69%	3.19%	2.94%
International Equity	Virtus SGA International Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Sustainable Growth Advisers, LP	1.16%	N/A	18.00%	8.80%	2.23%
Balanced/Asset Allocation	Virtus Tactical Allocation Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management, LLC; Newfleet Asset Management	1.05%	N/A	22.22%	9.03%	5.87%
Mid Cap Growth	Voya MidCap Opportunities Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	1.38%	N/A	23.37%	13.23%	9.49%
Specialty-Sector	VY® CBRE Global Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.49%	N/A	12.11%	5.72%	4.06%
Specialty-Sector	VY® CBRE Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.43%	N/A	13.86%	8.46%	7.27%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Franklin Templeton Fund Adviser, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited (London); Western Asset Management Company Pte. Ltd. (Singapore)	1.08%	N/A	9.96%	3.17%	2.63%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.

Optional Rider Investment Restrictions

The optional rider is not subject to investment restrictions.

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/814121158?site=PSBL.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000126289

Prospectus
May 1, 2024

ELITEDESIGNS® VARIABLE ANNUITY
Important Privacy Notice Included
Variable annuity contracts issued by
Security Benefit Life Insurance Company
and offered by Security Distributors, LLC
32-69152-00 2024/05/01
6915

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued before April 18, 2011)
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
SBL Variable Annuity Account XIV
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the EliteDesigns Variable Annuity—an Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non-tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code. The Contract may be available through third-party financial intermediaries who charge an advisory fee for their services. This fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee from your Contract Value, then this deduction will reduce death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called SBL Variable Annuity Account XIV (the “Separate Account”). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are listed and described in Appendix A to this Prospectus (entitled “Underlying Funds Available Under the Contract”).
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. Neither the refund nor the Contract Value will include any Credit Enhancements, if applicable. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Expenses for this Contract, if purchased with the Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by additional fees and charges. All or a portion of your Credit Enhancement may be recaptured upon cancellation of your Contract under the free look provision, surrender, withdrawal, or death.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date: May 1, 2024
6915
32-69152-00 2024/05/01
Protected by U.S. Patent No. 7,251,623 B1.

2

3

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Options.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that the initial Purchase Payment is credited to the Contract.
Contract Value — The total value of your Contract as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date.
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.
4

Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any applicable withdrawal charges and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
At the time of purchase of the Contract, you may select a 0-Year or 5-Year withdrawal charge schedule. The Company may assess a withdrawal charge on a full or partial withdrawal, including systematic withdrawals, depending on the schedule that you select. If you select the 5-year schedule, the withdrawal charge assessed could be up to 5% of the portion of any withdrawal consisting of Purchase Payments, excluding any Credit Enhancements.
For example, if you were to withdraw $100,000 during a surrender charge period, you would be assessed a charge of up to $5,000.
Fee Table Fee Table – Examples Charges and Deductions – Contingent Deferred Sales Charge
Transaction Charges	There are no charges for other transactions.	Not Applicable
5

	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Fee Table
Fee Table – Examples
Charges and Deductions
Charges and Deductions
– Mortality and Expense
Risk Charge
Charges and Deductions
– Administration Charge
Charges and Deductions
– Optional Rider Charges
Appendix A – Underlying
Funds Available Under
the Contract

	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.25%	0.45%
	Investment options[2] (Underlying Fund fees and expenses)	0.11%	5.20%
	Optional benefits available for an additional charge[3] (for a single optional benefit, if elected)	0.10%	0.75%
	1 As a percentage of Contract Value allocated to the Separate Account. 2 As a percentage of Underlying Fund average net assets. 3 As a percentage of Contract Value.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $345.45	Highest Annual Cost: $4,635.49
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Base Contract charge and
Underlying Fund fees and
expenses
•No optional benefits
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base
Contract charge, optional benefits
and Underlying Fund fees and
expenses
•No sales charges or advisory fees
•No additional Purchase Payments,
transfers or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract Charges and Deductions – Contingent Deferred Sales Charge The Contract – General
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Withdrawals may reduce or terminate Contract guarantees.
•The benefits of tax deferral, long-term income and living benefit guarantees mean the Contract is more beneficial to investors with a long time horizon.

Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that are available under the Contract.
•Each investment option has its own unique risks.
•You should review the investment options before making an investment decision.
Appendix A – Underlying Funds Available Under the Contract
6

	RISKS	Location in Prospectus
Insurance Company Risks
An investment in the Contract is subject to the risks related to us, Security
Benefit Life Insurance Company. Any obligations, guarantees or benefits of the
Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Security Benefit Life Insurance Company, including our financial strength ratings, is available upon request by calling 1-800-888-2461 or visiting
www.securitybenefit.com.
Information About the Company, the Separate Account, and the Underlying Funds – Security Benefit Life Insurance Company
	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract.
•Certain Subaccounts prohibit you from transferring out and back in the same
Subaccount within a period of calendar days.
•We reserve the right to limit your transfers to 14 in a Contract Year, to suspend transfers and limit the transfer amounts, and to limit transfers in circumstances of frequent or large transfers.
•We reserve the right to add, remove or substitute the Underlying Funds available as investment options under the Contract.
The Contract – Allocation of Purchase Payments The Contract – Transfers of Contract Value – Frequent Transfer Restrictions Other Information – Changes to Investments
Optional Benefits
•Optional benefits are only available at Contract issue. You cannot change or cancel the benefits that you select after they are issued.
•Certain optional benefits are subject to age restrictions.
•Certain optional benefits previously offered with the Contract are no longer available for purchase. We reserve the right to stop offering for purchase any currently available optional benefit at any time.
•Optional benefits may limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
•We do not have the right to modify or terminate an optional benefit.
Withdrawals, however, may reduce the value of certain optional benefits by an amount greater than the value withdrawn or result in termination of the benefit.
Benefits Under the Contract – Return of Premium Death Benefit Benefits Under the Contract – Extra Credit
	TAXES	Location in Prospectus
Tax Implications
•If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchased the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit deferral under the Contract.
•Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.

The Contract –
Withdrawals to Pay
Advisory Fees
Charges and Deductions
– Deduction of Advisory
Fees
Federal Tax Matters –
Introduction
Federal Tax Matters –
Income Taxation of
Annuities in General—
Non-Qualified Contracts

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or is compensated less.
Other Information – Sale of the Contract
7

	CONFLICTS OF INTEREST	Location in Prospectus
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Additional Compensation Paid to Selected Selling Broker-Dealers
Overview of the Contract

Purpose of the Contract — The Contract is a variable annuity contract. It is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Designated Beneficiary.
This Contract may be appropriate for you if you have a long investment time horizon. If you select the 5-Year withdrawal charge schedule, each Purchase Payment is subject to a withdrawal charge for five years from the date of that Purchase Payment. This means that a Purchase Payment made in year six of the Contract will be subject to a withdrawal charge until year 11 of the Contract. This Contract is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Subaccounts that are available under the Contract. Because of the withdrawal charge (if the 5-Year withdrawal schedule is selected) and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract — The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity (payout) phase (for income).
Accumulation Phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To accumulate value during the accumulation phase, you invest your Purchase Payments and earnings in the Subaccounts that are available under the Contract, which, in turn, invest in Underlying Funds with different investment strategies, objectives, and risk/reward profiles. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests.
A list of the Underlying Funds available under the Contract is provided in Appendix A: Underlying Funds Available Under the Contract.
Annuity (Payout) Phase. The Annuity phase occurs after the Annuity Start Date and is when you or a designated payee begin receiving regular Annuity payments from your Contract. The Contract provides several Annuity Options. You should carefully review the Annuity Options with your financial or tax adviser. We may make other Annuity Options available upon request. We may also discontinue the availability of one or more of these options at any time.
Please note that if you annuitize, your investments will be converted to income payments and you generally will no longer be able to withdraw money at will from your Contract. However, under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7), withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) are permitted after the Annuity Start Date. In general, optional benefits (e.g., Return of Premium Death Benefit) terminate upon annuitization if you elect one of Annuity Options 1 through 4, 7, or 8. If you elect Annuity Option 5 or 6, the optional benefit will continue after the Annuity Start Date if you purchase the Return of Premium Death Benefit Rider, and the Company will continue to deduct optional benefit charges after the Annuity Start Date.
Contract Features —
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay income taxes, including a tax penalty, if you are younger than age 59½.
8

Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receiving a payment from us; or (4) payment of a death benefit.
Return of Premium Death Benefit. For an additional cost, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.
6% Dollar for Dollar Guaranteed Minimum Income Benefit (this rider is no longer available). For an additional charge, and pursuant to certain conditions, we offered you the ability to receive guaranteed minimum fixed annuity payments when you annuitize, regardless of the performance of your investment allocations.
Extra Credit Rider. For an additional cost during the first seven Contract Years, the Company adds to your Contract Value an amount known as a Credit Enhancement, which is based on 3% of any Purchase Payments you make during the first Contract Year.
Advisory Fees. Deductions from your Contract Value to pay third-party advisory fees are treated as withdrawals under the Contract, but no surrender charge (if applicable) is assessed on such withdrawals, and the deduction of advisory fees will not count toward the annual free withdrawal amount. If you elect to pay advisory fees from your Contract Value, then the deduction will reduce the death benefits and other guaranteed benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Additional Services — We offer several additional services:

Dollar Cost Averaging. You direct us to systematically transfer Contract Value among the Subaccounts on a monthly, quarterly, semiannual, or annual basis.
Asset Reallocation Option. You direct us to automatically reallocate your Contract Value to return to your original percentage investment allocations on a periodic basis.
Automatic Investment Program. Purchase Payments are automatically paid from your bank account on a specified day each month or pursuant to a salary reduction agreement.
Systematic Withdrawals. You receive regular automatic withdrawals from your Contract, on a monthly, quarterly, annual or semi-annual basis, provided that each payment must amount to at least $100 (unless we consent otherwise).
Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted. The fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, the fees and expenses would be higher.
Transaction Expenses
Charge
Sales Load on Purchase Payments	None
Surrender Charge (as a percentage of amount withdrawn attributable to Purchase Payments)[1]	5%
Transfer Fee (per transfer)	None
1 We also refer to this charge as a contingent deferred sales charge, withdrawal charge, and sales charge. You must select a 0-year or 5-year withdrawal charge schedule at the time you purchase the Contract. If you purchase the Contract with the 5-year schedule, the amount of the charge is determined by reference to how long your Purchase Payments have been held under the Contract. Free withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements, made in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. If you select the 0-year schedule, the Company will not assess a withdrawal charge. See “Full and Partial Withdrawals” and “Contingent Deferred Sales Charge” for more information.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Underlying Fund fees and expenses). If you choose to purchase an optional rider, you will pay additional charges, as shown below.
9

Annual Contract Expenses
	Charge
Administrative Expenses	None
Base Contract Expenses[1] (as a percentage of average Contract Value)	Maximum (0-Year)	Maximum (5-Year)
	0.45%	0.25%
Riders Currently Available for Purchase with the Contract[2]
Return of Premium Death Benefit*	0.10%
3% Extra Credit Rider[3]	0.40%
Riders Available for Purchase ONLY Prior to February 1, 2010
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.75%
*
Charges for this rider will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1
This charge is comprised of both an annual mortality and expense risk charge and an annual administration charge. The administration charge is equal to an annual rate of 0.25% and is deducted daily. We reserve the right to apply a higher administration charge to
Subaccounts we add in the future. If you purchase the Contract with the 0-Year withdrawal charge schedule, the mortality and expense risk charge is equal to an annual rate of 0.20% and is deducted daily. The mortality and expense risk charge is reduced to 0.00% for Contract
Values of $500,000 or more. Any mortality and expense risk charge above the minimum charge of 0.00% is deducted from your Contract
Value on a monthly basis. If you purchase the Contract with the 5-Year withdrawal charge schedule, there is no mortality and expense risk charge. During the Annuity Period, the mortality and expense risk charge is 0.30%, regardless of the withdrawal charge schedule selected.
Thus, during the Annuity Period the Base Contract Expenses are 0.55% in lieu of the amounts described above. See the discussion under
Base Contract Expenses – “Mortality and Expense Risk Charge” and Base Contract Expenses – “Administration Charge” later in this
Prospectus.
2
If you purchase any optional riders, the charge will be calculated as a percentage of Contract Value and deducted from your Contract Value.
3
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

The next table below shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A to this Prospectus.
Annual Underlying Fund Expenses
	Minimum	Maximum
Annual Underlying Fund Expenses (expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses)	0.11%	5.20%
Net Annual Underlying Fund Expenses (after contractual waivers/reimbursements)[1]	0.11%	5.09%
1
Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2025.

Examples — These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, Annual Contract Expenses and annual Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract. The Examples do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such fees were reflected, the costs would be higher.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and you elect the most expensive combination of optional benefits available for an additional charge. The first Example assumes the most expensive Annual Underlying Fund Expenses. The second Example assumes the least expensive Annual Underlying Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
5-Year CDSC Schedule
10

Based on the Most Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$11,100.55	$22,176.61	$32,937.37	$61,572.23
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$6,643.05	$19,592.27	$32,104.97	$61,572.23
0-Year CDSC Schedule
Whether or not you surrender your Contract at the end of the applicable time period	$6,834.45	$20,116.25	$32,898.14	$62,787.49
Based on the Least Expensive Annual Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
5-Year CDSC Schedule
If you surrender your Contract at the end of the applicable time period	$6,222.04	$8,020.78	$9,760.63	$19,110.33
If you do not surrender; or if you annuitize your Contract at the end of the applicable time period	$1,637.29	$5,080.26	$8,760.63	$19,110.33
0-Year CDSC Schedule
Whether or not you surrender your Contract at the end of the applicable time period	$1,838.87	$5,694.46	$9,799.96	$21,265.97
Principal Risks of Investing in the Contract

Risk of Investment Loss — The Contract involves risks, including possible loss of principal. You bear the risk of any decline in the Contract Value resulting from the performance of the Subaccounts you have chosen. Your losses could be significant. This risk could have a significant negative impact on certain benefits and guarantees under the Contract.
This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk/Withdrawal Risk — This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. A withdrawal charge may be assessed on withdrawals and surrenders, and it could be substantial. If you select the 5-Year withdrawal charge schedule, each Purchase Payment is be subject to a withdrawal charge for five years from the date of that Purchase Payment. This means that a Purchase Payment made in year six of the Contract will be subject to a withdrawal charge until year 11 of the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal could reduce the value of certain optional benefits by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your Contract and any benefits. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Subaccount Risk — Amounts that you invest in the Subaccounts are subject to the risk of poor investment performance. You assume the investment risk. Generally, if the Subaccounts that you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Subaccount’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Subaccount. You are responsible for selecting Subaccounts that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. The investment risks are described in the prospectuses for the Underlying Funds.
Managed Volatility Fund Risk — Certain Underlying Funds utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the Contract’s guaranteed rider benefits, like living and death benefits, because they reduce the incidence of extreme outcomes, including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your Contract Value and guaranteed rider benefits and may therefore conflict with your personal investment objectives. In addition, the cost of these hedging strategies may negatively impact performance.
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Purchase Payment Risk — Your ability to make subsequent Purchase Payments is subject to restrictions. We reserve the right to refuse any Purchase Payment, to further limit your ability to make subsequent Purchase Payments with advance notice, and to require our prior approval before accepting Purchase Payments. There is no guarantee that you will always be permitted to make Purchase Payments.
Financial Strength and Claims-Paying Ability Risk — All guarantees under the Contract that are paid from our General Account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption and Cybersecurity Risk — Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract, and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters, pandemics (like COVID-19), catastrophes, geopolitical disputes and military actions may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters, pandemics and catastrophes. We note that there may be an increased risk of cyberattacks during periods of geopolitical or military conflicts. For more information about these risks, see “More About the Contract – Cyber Security and Certain Business Continuity Risks.”
Credit Enhancement Risk — Expenses for a Contract with a Credit Enhancement may be higher than for a Contract without a Credit Enhancement. The amount of the Purchase Payment credit may be more than offset by the fees and charges associated with the credit. In addition, Credit Enhancements are excluded from the calculation of the optional living and death benefits. This means that, unlike Purchase Payments, Credit Enhancements do not increase the value of such benefits.
Tax Consequences Risk — Withdrawals are generally taxable (to the extent of any earnings on the Contract), and prior to age 59½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Advisory Fee Deduction Risk — If you elect to pay third-party advisory fees from your Contract Value, then the deduction will reduce the death benefit and guaranteed rider benefits, perhaps significantly, and may be subject to federal and state income taxes and a 10% federal penalty tax.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — Security Benefit Life Insurance Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2022, the Company had total assets under management of approximately $51.4 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.securitybenefit.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
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Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company. We do not guarantee the investment results of the Separate Account.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed benefits under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and
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partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies as other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
Due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds, and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that the Owner of a Contract might be treated as the owner of a pro rata share of the Underlying Fund to which the Contract Value is allocated and taxed currently on income and gains attributable to the Underlying Funds.
Information regarding each Underlying Fund, including its (i) name, (ii) type or investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this Prospectus. See Appendix A: Underlying Funds Available Under the Contract. We cannot assure that any Underlying Fund will achieve its objective. Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling us at 1-800-888-2461, e-mailing us at SBLProspectusRequests@securitybenefit.com or visiting https://dfinview.com/SecurityBenefit/TAHD/814121281?site=PSBL.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund. None of these payments are paid from Underlying Fund assets.
Other Payments. In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub-adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling
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firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Administration Charge. The Company may charge a higher administration charge for certain Subaccounts that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Administration Charge.”
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
Charges and Deductions

Certain charges will be deducted in connection with the Contract, as described below.
Transaction Expenses
Contingent Deferred Sales Charge — We also refer to this charge as the surrender charge, sales charge, or withdrawal charge in this Prospectus. The Company does not deduct a sales load from Purchase Payments before crediting them to your Contract Value. However, the Company may assess a contingent deferred sales charge on a full or partial withdrawal, including systematic withdrawals, as described below.
You may select a 0-Year or 5-Year withdrawal charge schedule at the time of purchase of the Contract. Whether we assess a withdrawal charge and a mortality and expense risk charge will depend on the schedule that you select. You may not change the withdrawal charge schedule after the Contract has been issued. Please see the discussion under “Mortality and Expense Risk Charge” below.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year to 10% of Purchase Payments, excluding any Credit Enhancements made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
If you select the 5-year schedule, the withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals
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of earnings. Purchase Payments do not include Credit Enhancements for the purpose of calculating the withdrawal charge. Withdrawals are considered to come first from Purchase Payments and then from earnings. Free withdrawal amounts and free advisory fee withdrawals do not reduce Purchase Payments for the purpose of determining future withdrawal charges.
The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment is considered to have a certain “age,” depending on the length of time since the Purchase Payment was effective. A Purchase Payment is “age one” in the year beginning on the date the Purchase Payment is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:
0-Year Schedule		5-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	5%
		2	4%
		3	3%
		4	2%
		5	1%
		6 and over	0%
The Company will deduct any withdrawal charge from the withdrawal payment, unless you request that the charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. If the Company deducts the withdrawal charge from your remaining Contract Value, the withdrawal charge is also subject to a withdrawal charge. If the Company deducts the withdrawal charge from your remaining Contract Value, the amount of the withdrawal will be increased by an amount sufficient to pay any withdrawal charges associated with the withdrawal request, plus withdrawal charges associated with the additional amount withdrawn to cover such charges. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 5% of Purchase Payments paid under the Contract if you select the 5-year schedule. If you select the 0-year schedule, the Company will not assess a withdrawal charge. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; (2) annuity payments under options that provide for payments for life, or a period of at least seven years; or (3) withdrawals made to pay the fees of your registered investment adviser. The Company will assess any withdrawal charge against the Subaccounts in the same proportion as the withdrawal proceeds are allocated.
Example of Withdrawal Charge Deducted from Withdrawal Payment and Deducted from Remaining Contract Value. Assume:
(i) The Owner purchases the Contract with the 5-Year withdrawal charge schedule
(ii) A withdrawal of $20,000 is requested in Contract Year 2
(iii) The remaining free withdrawal amount in Contract Year 2 is $10,000
If the Owner requests that the withdrawal charge be deducted from the withdrawal payment, the withdrawal charge would be $400, calculated as follows:
(Withdrawal Amount – Remaining Free Withdrawal Amount) x Withdrawal Charge %
($20,000 - $10,000) x 4% = $400
The $400 withdrawal charge is deducted from the withdrawal payment before the Company sends it to the Owner. The Contract Value decreases by $20,000 and the Owner receives a total payment of $19,600 ($20,000 - $400).
If the Owner requests that the withdrawal charge be deducted from the remaining Contract Value, the withdrawal charge would be $416.67, calculated as follows:
(Withdrawal Amount - Remaining Free Withdrawal Amount)	x	Withdrawal Charge %
1– Withdrawal Charge %
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($20,000 - $10,000) x (4% / (1 - 4%))
$10,000 x (4% / 96%)
$10,000 x 4.17% = $416.67
The $416.67 withdrawal charge is deducted from the Contract Value. The Contract Value decreases by $20,416.67 ($20,000 + $416.67) and the Owner receives a total payment of $20,000.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sale of the Contract. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the mortality and expense risk charge.
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge upon the Annuity Start Date. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal or withdrawal made to pay the fees of your investment adviser) if a premium tax has been incurred and is not refundable. Currently, the following states impose a premium tax on Purchase Payments applied to a Non-Qualified Contract: California (2.35%), Colorado (2.00%), Maine (2.00%), Nevada (3.50%), South Dakota (1.25% on Purchase Payments up to $500,000 and 0.08% on Purchase Payments over $500,000) and Wyoming (1.00%). California also imposes a premium tax of 0.50% on Purchase Payments applied to a Qualified Contract. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5% but are subject to change by a governmental entity.
Deduction of Advisory Fees — You may enter into a separate investment advisory agreement with an investment adviser that provides asset allocation services in connection with your Contract. We are not affiliated with those investment advisers, and we do not supervise or perform due diligence on investment advisers who may provide such asset allocation services. By entering into an agreement with the investment adviser for asset allocation services and executing the Company's investment adviser authorization form, you authorize the investment adviser to allocate your Contract Value among certain Subaccounts and make changes in your allocations from time to time, and you may authorize us to deduct amounts from your Contract Value to pay the investment adviser's fee in the amounts and at the times directed by the investment adviser in writing. You may terminate your investment adviser authorization at any time by sending written and signed notice of termination to our Administrative Office or submitting an electronic notice of termination to AAWF-NF@securitybenefit.com.
We will treat each deduction as a partial withdrawal from your Contract. However, no surrender charges will apply to such deductions, and the deductions will not count toward the annual free withdrawal amount. The Company will deduct the amount of the withdrawal from the Contract Value in the Subaccounts, according to the Owner’s or authorized investment adviser’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts. The investment advisory fee is paid to the investment adviser and is not a Contract charge retained by us. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay the investment adviser's fees may be subject to federal and state income tax and a 10% federal penalty tax.
In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
The investment advisory fee is described more fully in the disclosure statement provided by the investment adviser. You should consult with your representative for details regarding the investment advisory services, including fees and expenses. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
In addition, any withdrawal to pay investment advisory fees will reduce your Contract Value. If you elect the Return of Premium Death Benefit Rider, any withdrawal to pay your investment advisory fees will reduce your potential death benefit, perhaps significantly. See “Benefits Under the Contract—Return of Premium Death Benefit”
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and “The Contract —Full and Partial Withdrawals.” If you elect the 3% Extra Credit Rider, we may recapture all or part of any Credit Enhancement that has not yet vested if you make a withdrawal to pay investment advisory fees (unless your adviser has entered into a variable annuity adviser agreement with us). If you elected the 6% Dollar for Dollar Guaranteed Minimum Income Benefit rider, withdrawals to pay investment advisory fees count against the Annual Limit; withdrawals in excess of the Annual Limit will result in a proportional reduction in the Guaranteed Minimum Income Benefit.
Withdrawals from your Contract Value to pay advisory fees will reduce the death benefits and other guaranteed benefits under the Contract, perhaps significantly. See “Death Benefit” for an example of how withdrawals to pay advisory fees impact the Contract Value and standard death benefit.
Annual Contract Expenses
Administrative Expenses
The Company does not deduct Administrative Expenses from your Contract.
Base Contract Expenses
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to a mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Withdrawal Charge Schedule	Annual Mortality and Expense Risk Charge
Less than $500,000	0.20%
$500,000 or more	0.00%
We also deduct a mortality and expense risk charge during the Annuity Period in the amount of 0.30%, on an annual basis, of each Subaccount’s average daily net assets, in lieu of the amounts above and regardless of the withdrawal charge schedule selected. The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.20% for the 0-Year withdrawal charge schedule or 0.00% for the 5-Year withdrawal charge schedule (0.30% during the Annuity Period) of each Subaccount’s average daily net assets.
The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of each Subaccount’s average daily net assets. The annual charge for each of the Subaccounts currently offered through this Prospectus is 0.25%. The Company guarantees that this charge will not increase for the Subaccounts available under the Contract as of the date of this Prospectus; however, the amount of this charge may be higher for Subaccounts that the Company adds in the future.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the
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Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds” for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary for, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges — In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company made each rider available only at issue.
The Company deducts a monthly charge from the Contract Value for any riders elected by the Owner. The Company will deduct the monthly rider charge from the Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8. If you elect Annuity Option 5 or 6, the Company will deduct the monthly rider charge for the life of the Contract if you purchase the Return of Premium Death Benefit Rider. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, was deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below.
As noted in the table, certain riders are no longer available for purchase. For more information on riders that were available for purchase only prior to February 1, 2010, please see Appendix B – Riders Available for Purchase Only Prior to February 1, 2010.
Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Riders Available For Purchase With The Contract
Return of Premium Death Benefit*	0.10%
3% Extra Credit[1]	0.40%
Riders Available For Purchase ONLY Prior To February 1, 2010
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.75%
*
Charges for this rider will continue after the Annuity Start Date if you select Annuity Option 5 or 6.
1
The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract and may vary from year to year.
Payment of Compensation — The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments (discussed below) are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company
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intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge and administration charge or other fees and charges imposed under the Contract) or from its General Account.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. The Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments.
The Contract is available for purchase by an individual as a non-tax qualified contract (“Non-Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408, or 408A of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value (such as those associated with the Return of Premium Death Benefit or the Guaranteed Minimum Income Benefit) are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are noncash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
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Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $50,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept, without prior Company approval, aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment and to cease accepting Purchase Payments.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about the Owner’s account to government regulators. In addition, the Company may be required to block the Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company at its Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Rydex VIF U.S. Government Money Market
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Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount, (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts and the effective date on which the Subaccounts were closed or will close.
Closed Subaccounts	Effective Date
Alger Capital Appreciation	April 30, 2021
DWS Capital Growth VIP[1]	April 30, 2024
DWS Core Equity VIP[1]	April 30, 2024
DWS CROCI® U.S. VIP[1]	April 30, 2024
DWS Global Small Cap VIP[1]	April 30, 2024
DWS High Income VIP[1]	April 30, 2024
DWS International Growth VIP[1]	April 30, 2024
Lord Abbett Series Developing Growth VC	May 5, 2021
PIMCO VIT Low Duration – Administrative Class	April 4, 2011
Vanguard® VIF Small Company Growth	May 1, 2019
1 The DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® U.S. VIP, DWS Global Small Cap VIP, DWS High Income VIP and DWS International Growth VIP are expected to liquidate on June 17, 2024.
In the event that we receive a request on or after the effective date to allocate to any of the Closed Subaccounts, we will handle those transactions as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Rydex VIF U.S. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing:
•
If you had Contract Value allocated to the Alger Capital Appreciation on April 30, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Alger Capital Appreciation Subaccount pursuant to an Automatic Allocation Program will remain in effect.
•
If you had Contract Value allocated to the Lord Abbett Series Developing Growth VC Subaccount on May 5, 2021, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Lord Abbett Series Developing Growth VC Subaccount pursuant to an Automatic Allocation Program will remain in effect.
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•
If you allocate a Purchase Payment to the PIMCO VIT Low Duration Subaccount – Administrative Class, we will allocate the applicable portion of the Purchase Payment to a Subaccount that invests in the Advisor Class of the PIMCO VIT Low Duration Subaccount. The Advisor Class imposes a distribution and/or service (12b-1) fee of 0.25%, which is 0.10% higher than the 0.15% service fee imposed by the Administrative Class.
•
If you had Contract Value allocated to the Vanguard® VIF Small Company Growth Subaccount on May 1, 2019, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the Vanguard® VIF Small Company Growth Subaccount pursuant to an Automatic Allocation Program will remain in effect.
Dollar Cost Averaging Option — For no additional charge, prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, as of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
Asset Reallocation Option — For no additional charge, prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation
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automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, as of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee, for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the applicable cut-off time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Redwood, Rydex and certain Federated Subaccounts. In addition, transfers are subject to frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher, which are reflected in Underlying Fund performance. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts
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issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•
the total dollar amount being transferred;
•
the number of transfers you made within a period of time;
•
transfers to and from (or from and to) the same Subaccount;
•
whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•
whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
There is a risk that some Owners and Participants may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants. If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter.
In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12-month period (or such shorter period as specified in the chart below), the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted. The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000.
Subaccount	Number of Round Trip Transfers
Federated Hermes High Income Bond II	2[1]
1
Number of round trip transfers that can be made in any 12 month period before the Company will prohibit further transfers to that
Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

Further, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
AB Discovery Value, AB Relative Value, AB Sustainable Global Thematic, AB VPS Dynamic Asset Allocation	30 days
Alger Capital Appreciation[1], Alger Large Cap Growth	30 days
Allspring Opportunity VT, Allspring VT Discovery All Cap Growth	30 days
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Subaccount	Transfer Block Restriction (# of Calendar Days)
ALPS/Alerian Energy Infrastructure	30 days
AFIS Capital World Growth and Income, AFIS U.S. Government Securities, AFIS
Washington Mutual Investors, American Funds IS® Asset Allocation, American Funds IS®
Capital World Bond, American Funds IS® Global Growth, American Funds IS® Global
Small Capitalization, American Funds IS® Growth, American Funds IS® Growth-Income,
American Funds IS® International, American Funds IS® International Growth and Income,
American Funds IS® Mortgage, American Funds IS® New World
30 days
BlackRock Advantage Large Cap Core V.I., BlackRock Basic Value V.I., BlackRock Capital
Appreciation V.I., BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I.,
BlackRock High Yield V.I., BlackRock Large Cap Focus Growth V.I.
30 days
BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon Stock Index, BNY Mellon VIF Appreciation	60 days
Dimensional VA Equity Allocation, Dimensional VA Global Bond Portfolio, Dimensional VA
Global Moderate Allocation, Dimensional VA International Small Portfolio, Dimensional VA
International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA
U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio
30 days
Donoghue Forlines Dividend VIT Fund, Donoghue Forlines Momentum VIT Fund	Unlimited
DWS Small Mid Cap Value VIP	30 days
Eaton Vance VT Floating-Rate Income	90 days
Federated Hermes Fund for U.S. Government Securities II	Unlimited
Federated Hermes High Income Bond II	Subject to the Round Trip Transfer restrictions in the chart above
Fidelity® VIP Balanced, Fidelity® VIP Contrafund®, Fidelity® VIP Disciplined Small Cap,
Fidelity® VIP Emerging Markets, Fidelity® VIP Growth & Income, Fidelity® VIP Growth
Opportunities, Fidelity® VIP High Income, Fidelity® VIP Index 500, Fidelity® VIP Investment
Grade Bond, Fidelity® VIP Mid Cap, Fidelity® VIP Overseas, Fidelity® VIP Real Estate,
Fidelity® VIP Strategic Income
60 days
Franklin DynaTech VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP
Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund,
Franklin Mutual Shares VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap
Value VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP
Fund, Franklin U.S. Government Securities VIP Fund
30 days
Goldman Sachs VIT International Equity Insights, Goldman Sachs VIT Large Cap Value,
Goldman Sachs VIT Mid Cap Growth, Goldman Sachs VIT Mid Cap Value, Goldman
Sachs VIT Small Cap Equity Insights, Goldman Sachs VIT Strategic Growth
30 days
Guggenheim VIF All Cap Value, Guggenheim VIF Floating Rate Strategies, Guggenheim
VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF
Large Cap Value, Guggenheim VIF Long Short Equity, Guggenheim VIF Managed Asset
Allocation, Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Small Cap Value,
Guggenheim VIF SMid Cap Value, Guggenheim VIF StylePlus Large Core, Guggenheim
VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF
StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World
Equity Income
30 days
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Subaccount	Transfer Block Restriction (# of Calendar Days)
Invesco Oppenheimer V.I. International Growth, Invesco V.I. American Franchise, Invesco
V.I. American Value, Invesco V.I. Balanced-Risk Allocation, Invesco V.I. Comstock, Invesco
V.I. Equally-Weighted S&P 500, Invesco V.I. Core Equity, Invesco V.I. Discovery Mid Cap
Growth, Invesco V.I. Equity and Income, Invesco V.I. EQV International Equity, Invesco V.I.
Global, Invesco V.I. Global Core Equity, Invesco V.I. Global Health Care, Invesco V.I. Global
Real Estate, Invesco V.I. Global Strategic Income, Invesco V.I. Government Securities,
Invesco V.I. Growth and Income, Invesco V.I. High Yield, Invesco V.I. Main Street Small
Cap®, Invesco V.I. Main Street Mid Cap Fund®, Invesco V.I. Small Cap Equity
30 days
Janus Henderson VIT Enterprise, Janus Henderson VIT Forty, Janus Henderson VIT Mid Cap Value, Janus Henderson VIT Overseas, Janus Henderson VIT Research	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC2, Lord
Abbett Series Dividend Growth VC, Lord Abbett Series Fundamental Equity VC, Lord
Abbett Series Growth and Income VC, Lord Abbett Series Growth Opportunities VC, Lord
Abbett Series Mid Cap Stock VC, Lord Abbett Series Total Return VC
30 days
LVIP American Century VP Disciplined Core, LVIP American Century Inflation Protection, LVIP American Century International, LVIP American Century Mid Cap Value, LVIP American Century Value	30 days
LVIP JPMorgan Core Bond, LVIP JPMorgan Small Cap Core, LVIP JPMorgan U.S. Equity	30 days
Macquarie VIP Asset Strategy, Macquarie VIP Balanced, Macquarie VIP Core Equity,
Macquarie VIP Energy, Macquarie VIP Global Growth, Macquarie VIP Growth, Macquarie
VIP High Income, Macquarie VIP International Core Equity, Macquarie VIP Limited-Term
Bond, Macquarie VIP Mid Cap Growth, Macquarie VIP Natural Resources, Macquarie VIP
Science and Technology, Macquarie VIP Small Cap Growth, Macquarie VIP Smid Cap
Core, Macquarie VIP Value
60 days
MFS® VIT Emerging Markets Equity, MFS® VIT Global Tactical Allocation, MFS® VIT High
Yield, MFS® VIT II MA Investors Growth Stock, MFS® VIT II Research International, MFS®
VIT International Intrinsic Value, MFS® VIT Investors Trust, MFS® VIT New Discovery,
MFS® VIT Research, MFS® VIT Total Return, MFS® VIT Total Return Bond, MFS® VIT
Utilities
30 days
Morgan Stanley VIF Emerging Markets Debt, Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF
Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio,
Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF
Asset Allocation Portfolio
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging
Markets Bond, PIMCO VIT Global Bond Opportunities (Unhedged), PIMCO VIT Global
Managed Asset Allocation, PIMCO VIT High Yield, PIMCO VIT International Bond
(Unhedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Short-Term,
PIMCO VIT Total Return
30 days
Pioneer Bond VCT, Pioneer Equity Income VCT, Pioneer High Yield VCT, Pioneer Strategic Income VCT	30 days
Putnam VT Core Equity, Putnam VT Diversified Income, Putnam VT Global Asset
Allocation, Putnam VT High Yield, Putnam VT Income, Putnam VT Large Cap Growth,
Putnam VT Large Cap Value, Putnam VT Small Cap Growth
30 days
Redwood Managed Volatility	Unlimited
27

Subaccount	Transfer Block Restriction (# of Calendar Days)
Rydex VIF Banking, Rydex VIF Basic Materials, Rydex VIF Biotechnology, Rydex VIF
Commodities Strategy, Rydex VIF Consumer Products, Rydex VIF Dow 2x Strategy, Rydex
VIF Electronics, Rydex VIF Energy, Rydex VIF Energy Services, Rydex VIF Europe 1.25x
Strategy, Rydex VIF Financial Services, Rydex VIF Government Long Bond 1.2x Strategy,
Rydex VIF Health Care, Rydex VIF High Yield Strategy, Rydex VIF Internet, Rydex VIF
Inverse Dow 2x Strategy, Rydex VIF Inverse Government Long Bond Strategy, Rydex VIF
Inverse MidCap Strategy, Rydex VIF Inverse NASDAQ-100® Strategy, Rydex VIF Inverse
Russell 2000® Strategy, Rydex VIF Inverse S&P 500 Strategy, Rydex VIF Japan 2x
Strategy, Rydex VIF Leisure, Rydex VIF Mid-Cap 1.5x Strategy, Rydex VIF NASDAQ-100®,
Rydex VIF NASDAQ-100® 2x Strategy, Rydex VIF Nova, Rydex VIF Precious Metals,
Rydex VIF Real Estate, Rydex VIF Retailing, Rydex VIF Russell 2000® 1.5x Strategy,
Rydex VIF Russell 2000® 2x Strategy, Rydex VIF S&P 500 2x Strategy, Rydex VIF S&P
500 Pure Growth, Rydex VIF S&P 500 Pure Value, Rydex VIF S&P MidCap 400 Pure
Growth, Rydex VIF S&P MidCap 400 Pure Value, Rydex VIF S&P SmallCap 600 Pure
Growth, Rydex VIF S&P SmallCap 600 Pure Value, Rydex VIF Strengthening Dollar 2x
Strategy, Rydex VIF Technology, Rydex VIF Telecommunications, Rydex VIF
Transportation, Rydex VIF U.S. Government Money Market, Rydex VIF Utilities, Rydex VIF
Weakening Dollar 2x Strategy
Unlimited
T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price Health Sciences, T. Rowe Price Limited-Term Bond	30 days
Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Global Bond VIP Fund, Templeton Growth VIP Fund	30 days
Third Avenue Value	90 days
TOPS® Aggressive Growth ETF, TOPS® Balanced ETF, TOPS® Conservative ETF, TOPS®
Growth ETF, TOPS® Managed Risk Balanced ETF, TOPS® Managed Risk Growth ETF,
TOPS® Managed Risk Moderate Growth ETF, TOPS® Moderate Growth ETF
30 days
VanEck VIP Global Gold, VanEck VIP Global Resources	30 days
Vanguard® VIF Balanced, Vanguard® VIF Capital Growth, Vanguard® VIF Conservative
Allocation, Vanguard® VIF Diversified Value, Vanguard® VIF Equity Income, Vanguard® VIF
Equity Index, Vanguard® VIF Global Bond Index, Vanguard® VIF Growth, Vanguard® VIF
High Yield Bond, Vanguard® VIF International, Vanguard® VIF Mid-Cap Index, Vanguard®
VIF Moderate Allocation, Vanguard® VIF Real Estate Index, Vanguard® VIF Short Term
Investment Grade, Vanguard® VIF Small Company Growth[3], Vanguard® VIF Total Bond
Market Index, Vanguard® VIF Total International Stock Market Index, Vanguard® VIF Total
Stock Market Index
30 days
Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Small-Cap Growth Series,
Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth
Series, Virtus Tactical Allocation Series
30 days
Voya MidCap Opportunities Portfolio	30 days
VY CBRE Clarion Global Real Estate Portfolio, VY CBRE Clarion Real Estate Portfolio	30 days
Western Asset Variable Global High Yield Bond	30 days
1
You may transfer Contract Value to the Alger Capital Appreciation Subaccount only if you had Contract Value allocated to that Subaccount on
April 30, 2021.
2
You may transfer Contract Value to the Lord Abbett Series Developing Growth VC Subaccount only if you had Contract Value allocated to that Subaccount on May 5, 2021.
3
You may transfer Contract Value to the Vanguard® VIF Small Company Growth Subaccount only if you had Contract Value allocated to that
Subaccount on May 1, 2019.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has
28

adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners and Participants, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners and Participants who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner or Participant in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner or Participant, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Owners and Participants seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners and Participants determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners and Participants without special arrangement, waiver, or exception, aside from allocations to the Redwood, Rydex and certain Federated Subaccounts (see chart above), which do not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Redwood, Rydex and certain Federated Subaccounts (see chart above). As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher, which are reflected in Underlying Fund performance.
Because the Company does not reserve the unfettered right to prohibit transfers, it cannot guarantee that it can restrict or deter all harmful transfer activity, Owners and Participants bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying
29

Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and Participants and, as a result, the Company will inadvertently treat those Owners and Participants differently than Owners and Participants it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners and Participants may be treated differently than others. Consequently, there is a risk that some Owners and Participants may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including:
•
Investment performance of the Subaccounts to which you have allocated Contract Value,
•
Payment of Purchase Payments,
•
Full and partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), and
•
Charges assessed in connection with the Contract, including charges for any optional riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as full or partial withdrawals (including systematic withdrawals and withdrawals made to pay the fees of your investment adviser), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction request (subject to any application requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions (other than transfer requests, as described herein) received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Purchase Payments” and “Full and Partial Withdrawals.”
Requests to transfer Contract Value received at or after the applicable cut-off time will be effected at the Accumulation Unit value determined on the following Valuation Date. Normally, the cut-off time for transfer requests is 2:00 p.m. Central time. If regular trading on the New York Stock Exchange closes prior to 3:00 p.m. Central time, the cut-off time for transfer requests will be one hour prior to closing. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
30

The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.00% or 0.20% annually, and (5) the administration charge for that Subaccount, and (6) the deduction of the Underlying Fund’s fees and expenses.
The minimum mortality and expense risk charge of 0.00% or 0.20% and the administration charge of 0.25% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — We refer to the times by which financial transactions must be received to be processed on the current Valuation Date as “cut-off times.” Any written, electronic, or telephonic transactions involving your Contract, other than requests to transfer Contract Value among the Subaccounts, must be received by us prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions (other than transfers) normally must be received prior to 3:00 p.m. Central time. Financial transactions (other than transfers) received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include full and partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees), death benefit payments, and Purchase Payments.
Any request to transfer Contract Value among the Subaccounts, including those submitted by telephone, must be received by us no later than one hour prior to any announced closing of regular trading on the New York Stock Exchange to be processed on the current Valuation Date. This means transfer requests must normally be received by 2:00 p.m. Central time. Transfer requests received at or after the cut-off time will be processed on the following Valuation Date. The Company may extend the cut-off time to 15 minutes prior to any announced closing (generally 2:45 p.m. Central time) for transfers submitted electronically through the Company’s Internet web site. Internet functionality is available only to Owners who have authorized their financial representatives to make financial transactions on their behalf.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including systematic withdrawals and withdrawals to pay investment advisory fees, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals or withdrawals to pay investment advisory fees) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (and only if the Owner has elected variable annuity payments under Annuity Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time (normally 3:00 p.m. Central time), the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and, if applicable, the written consent of any effective assignee or irrevocable beneficiary).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any applicable withdrawal charges (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than five years and the Company issued the Contract with a 5-year withdrawal charge schedule) and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be
31

imposed by various states and municipalities. See “Contingent Deferred Sales Charge” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period for variable annuity payments (or a combination of variable and fixed annuity payments) under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below and withdrawals to pay investment advisory fees. A request for a partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals and withdrawals to pay investment advisory fees) will be deducted from the requested payment amount as will any premium tax charge and/or a percentage of Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge or premium tax charge and unvested Credit Enhancements be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit."
If a partial withdrawal (other than a systematic withdrawal or a withdrawal to pay investment advisory fees) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000 and no Purchase Payments have been paid for three years, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
A full or partial withdrawal, including a systematic withdrawal or a withdrawal to pay investment advisory fees, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Withdrawals to Pay Advisory Fees — The deduction of advisory fees from your Contract Value is treated as a withdrawal under the Contract. No surrender charges will be assessed on a withdrawal to pay advisory fees and the deduction of advisory fees will not count toward the annual free withdrawal amount. Deductions from your Contract Value to pay advisory fees will reduce death benefits and any guaranteed benefit values, perhaps significantly.
Withdrawals to pay advisory fees may still be treated as withdrawals for tax purposes by the Company and/or the IRS. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain
32

circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling.
A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges and the impact of deducting advisory fees from your Contract Value.
Systematic Withdrawals — For no additional charge, the Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charges and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you Contract Value based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any CDSC Credit and/or Credit Enhancements) or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancement and/or CDSC Credit.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
33

If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner, and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be payable as of the date the Company receives due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any applicable death benefit will terminate at the Annuity Start Date without value. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If an Owner dies (or the Annuitant dies, if any Owner is not a natural person) prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company.
If you purchased the Return of Premium Death Benefit rider, your death benefit will be determined in accordance with the terms of the rider. Please note that, under the rider, if we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax. See the discussion of the Return of Premium Death Benefit. Your death benefit proceeds under the rider will be the death benefit reduced by any uncollected premium tax.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. Under a Qualified Contract, most non-spouse Designated Beneficiaries will be required to receive all proceeds within ten years. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means to our Administrative Office.
Example of the Impact of Advisory Fee Withdrawals on Contract Value and the Standard Death Benefit over Time. Assume:
(i)
The initial Purchase Payment is $100,000 and no additional Purchase Payments are added to the Contract.
(ii)
The Contract Value grows at an annual rate of 3%.
(iii)
An advisory fee withdrawal of $1,000 is taken each Contract Year at the end of the Contract Year.
Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
1	$100,000.00	$1,000.00	$102,000.00	$102,000.00
2	$102,000.00	$1,000.00	$104,060.00	$104,060.00
3	$104,060.00	$1,000.00	$106,181.80	$106,181.80
4	$106,181.80	$1,000.00	$108,367.25	$108,367.25
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Beginning of Contract Year	Contract Value Prior to Advisory Fee Withdrawal	Advisory Fee Withdrawal	Contract Value After Advisory Fee Withdrawal	Death Benefit After Advisory Fee Withdrawal
5	$108,367.25	$1,000.00	$110,618.27	$110,618.27
6	$110,618.27	$1,000.00	$112,936.82	$112,936.82
7	$112,936.82	$1,000.00	$115,324.92	$115,324.92
8	$115,324.92	$1,000.00	$117,784.67	$117,784.67
9	$117,784.67	$1,000.00	$120,318.21	$120,318.21
10	$120,318.21	$1,000.00	$122,927.76	$122,927.76
11	$122,927.76	$1,000.00	$125,615.59	$125,615.59
12	$125,615.59	$1,000.00	$128,384.06	$128,384.06
13	$128,384.06	$1,000.00	$131,235.58	$131,235.58
14	$131,235.58	$1,000.00	$134,172.65	$134,172.65
15	$134,172.65	$1,000.00	$137,197.83	$137,197.83
16	$137,197.83	$1,000.00	$140,313.76	$140,313.76
17	$140,313.76	$1,000.00	$143,523.18	$143,523.18
18	$143,523.18	$1,000.00	$146,828.87	$146,828.87
19	$146,828.87	$1,000.00	$150,233.74	$150,233.74
20	$150,233.74	$1,000.00	$153,740.75	$153,740.75
21	$153,740.75	$1,000.00	$157,352.97	$157,352.97
As the table above demonstrates, withdrawals to pay advisory fees taken over time will decrease the Contract Value. If the death benefit is equal to the Contract Value, such death benefit will also decrease as a result of withdrawals to pay advisory fees.
Distribution Requirements — The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For Contracts issued in connection with a Non-Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and the Contract Value will not be adjusted to reflect the amount of any death benefit; provided, however, the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay in excess of the Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will
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designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Benefits Under the Contract

The following table summarizes information about the optional and standard benefits under the Contract that are currently available or have previously been offered. Please note that this table does not fully describe the terms and conditions of each benefit. You should refer to the applicable sections of this Prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Provides a death benefit equal to the Contract Value.	There is no charge for this option.	•The death benefit will be reduced by any uncollected premium tax.
Dollar Cost Averaging Option	Allows the systematic transfer of a specified dollar amount or percentage of Contract Value among Subaccounts.	There is no charge for this option.
•The minimum amount that may be transferred to any one
Subaccount is $25.00.
•The Company may discontinue, modify, or suspend Dollar Cost
Averaging at any time.
•Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted.
•After termination of Dollar Cost Averaging for any reason, before reinstating Dollar Cost Averaging, you must wait at least one month if transfers were monthly, at least one quarter if transfers were quarterly, at least six months if transfers were semiannual, and at least one year if transfers were annual.

Asset Reallocation Option	Allows you to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts.	There is no charge for this option.	•The Company may discontinue, modify, or suspend the Asset Reallocation Option at any time.
Automatic Investment Program	A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.	There is no charge for this option.	•The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is reduced to $50.
Systematic Withdrawals	Allows you to set up periodic automatic payments of a certain percentage or dollar amount of your Contract Value.	There is no charge for this option.
•Each payment must be at least $100 (unless we consent
otherwise).
•Withdrawals may be subject to income tax and penalties.
•If an Owner is enrolled in the Dollar Cost Averaging or Asset
Reallocation Options, the Owner may not elect to receive
systematic withdrawals from any Subaccount that is part of the
Dollar Cost Averaging or Asset Reallocation Options.

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Optional Benefits
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
Return of Premium Death Benefit	Provides an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date.	0.10%
•The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
•We will reduce the death benefit offered under this rider by any uncollected premium tax and if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (unless the death benefit is the Contract
Value).
•If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative
Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
•The Owner and any Joint Owner must be 80 or younger on the
Contract Date.
•The Company will continue to deduct the rider charge after the
Annuity Start Date if you elect Annuity Option 5 or 6.
•Withdrawals (including withdrawals to pay advisory fees) reduce the benefit proportionately. This means withdrawals could
significantly reduce the benefit by substantially more than the actual amount of the withdrawal, or even terminate the benefit.

Extra Credit	Provides a Credit Enhancement equal to 3% of Purchase Payments, which will be added to the Contract Value for each Purchase Payment made in the first Contract Year.	0.40%
•If Purchase Payments are made in subsequent Contract Years, the charge for this benefit will increase proportionately in relation to those Purchase Payments and no additional Credit Enhancement will be applied.
•The rider is only available at issue. You cannot change or cancel the rider after it has been issued.
•You may not select an Annuity Start Date prior to seven years from the effective date of the rider.
•Credit Enhancements are not fully vested until the seventh Contract anniversary. Until that date, all or a portion of the Credit
Enhancement(s) will be forfeited under certain circumstances.
•Available only if the Owner was age 80 or younger on the Contract
Date.

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Optional Benefit (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee (as a percentage of Contract Value)	Brief Description of Restrictions/Limitations
6% Dollar for Dollar Guaranteed Minimum Income Benefit	Provides a minimum amount (“Minimum Income Benefit”), based on a 6% crediting rate, for purchase of a fixed Annuity, and allows withdrawal of a specified amount each Contract Year (“Annual Limit”) without a proportional reduction to the Minimum Income Benefit.	0.75%
•The Company credits a maximum rate of 3%, not 6%, for amounts allocated to Rydex VIF U.S. Government Money Market
Subaccount.
•We may add new Subaccounts in the future that will earn only the
3% rate.
•You may not exercise this benefit until the 10th Contract
anniversary or later.
•Certain fixed annuity payments can only be elected on the 10th anniversary date of the rider and not available thereafter.
•Available only if the age of the Annuitant was 79 or younger on the
Contract Date.
•If a withdrawal (including a withdrawal to pay advisory fees)
exceeds the Annual Limit, the withdrawal will reduce the benefit proportionately, but if the withdrawal does not exceed the Annual
Limit, the withdrawal will reduce the benefit by the dollar amount of the withdrawal. A proportionate withdrawal could significantly reduce the benefit by substantially more than the actual
amount of the withdrawal.

Optional Riders — Upon your application for the Contract, you may select one or both of the following riders:
•
Return of Premium Death Benefit;
•
Extra Credit at 3%.
The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. See a detailed description of each rider below.
For information on a rider that is no longer available for purchase, please see Appendix B – Rider Available for Purchase Only Prior to February 1, 2010.
Return of Premium Death Benefit — For an additional charge, as reflected in the Fee Table, under this rider, we will pay an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. If the rider is not purchased, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary. See the discussion under “Death Benefit.”
Please note that any amount that we may pay or make available under the Return of Premium Death Benefit rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
How do you calculate the death benefit? On the Valuation Date we receive due proof of death and instructions regarding payment for each Designated Beneficiary, the death benefit equals the greater of:
1.
Contract Value; or
2.
The sum of all Purchase Payments (not including any Credit Enhancements) less an adjustment for any withdrawals and withdrawal charges (including systematic withdrawals and withdrawals to pay investment advisory fees).
In the event of a withdrawal (including a systematic withdrawal or a withdrawal to pay investment advisory fees), we reduce your Return of Premium Death Benefit as last adjusted for any prior withdrawal in the same proportion that the withdrawal reduces Contract Value immediately prior to the withdrawal. This means if you make a withdrawal when your Contract Value is less than your total Purchase Payments, your Return of Premium Death Benefit will be reduced by an amount that is greater than the dollar amount of your withdrawal.
•
For example, if you have made Purchase Payments totaling $100,000 and your Contract Value has dropped to $60,000, your death benefit is $100,000 so long as you have not taken any withdrawals. If, however, you
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take a $10,000 withdrawal (including a withdrawal to pay advisory fees), then we will reduce your total Purchase Payments proportionately to equal $83,333 ($100,000 x (1-$10,000 / $60,000). After the withdrawal, your death benefit is $83,333. Note that your death benefit decreased by more than the dollar amount of your withdrawal.
See the next question for information on potential reductions in the amount of the death benefit to collect any premium tax due or recapture Credit Enhancements that were applied within 12 months of the date of the Owner’s death.
Will there be any adjustments to the enhanced death benefit? We will reduce the death benefit offered under this rider by any uncollected premium tax, and, if the Extra Credit Rider was in effect, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death (however, if the death benefit is 1 above, we will not reduce the death benefit by any Credit Enhancements).
Note: If we do not receive due proof of death and instructions regarding payment for each Designated Beneficiary at our Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date we receive due proof of death and instructions regarding payment, less any uncollected premium tax.
Are there age restrictions on purchasing this rider? The Owner and any Joint Owner must be 80 or younger on the Contract Date. See the discussion under “Death Benefit.”
Extra Credit — For an additional charge, as reflected in the Fee Table, under this rider, we will add a bonus, or “Credit Enhancement,” to your Contract Value equal to 3% of each Purchase Payment you make during the first Contract Year.
Example of the Credit Enhancement Applied to Initial and Subsequent Purchase Payments. Assume:
(i)
The Owner purchased the Contract with the Extra Credit Rider.
(ii)
The initial Purchase Payment is $100,000.
The amount of the Credit Enhancement added to the Contract Value would be $3,000 ($100,000 x 3%). Thus, the Contract Value at issue would be $103,000.
Six months later the Owner makes a Purchase Payment of $50,000. The additional Purchase Payment will increase the Contract Value by $51,500, the amount of the $50,000 Purchase Payment plus $1,500 ($50,000 x 3%).
There are several important points for you to consider before purchasing this rider:
•
As discussed below, we will recapture all or part of any Credit Enhancement that has not yet vested if you make a full or partial withdrawal.
•
We may exclude all or part of any Credit Enhancements from death benefit proceeds. See “Death Benefit” and “Return of Premium Death Benefit.”
•
If you elect this rider, you must select an Annuity Start Date that is at least seven years after the effective date of the rider. This rider may not be appropriate for you if you want to annuitize sooner or if you are over age 63 at issue and will be required to annuitize the Contract at age 70½ to meet federal minimum distribution requirements for IRAs.
•
We expect to make a profit from the charge for this rider, and we pay for the Credit Enhancements through the rider charge and recapture of Credit Enhancements under the vesting schedule.
•
We will allocate any Credit Enhancement among the Subaccounts in the same proportion as your Purchase Payment.
What happens if I return the Contract? If you exercise your right to return the Contract during the Free-Look period, we will reduce your Contract Value by the value of any Credit Enhancements applied. See “Free-Look Right.”
What happens if I make withdrawals? If you make a full or partial withdrawal, we will recapture all or part of any Credit Enhancement that has not yet “vested.” An amount equal to 1/7 of each Credit Enhancement will vest as of each Contract anniversary and the Credit Enhancement will be fully vested at the end of seven Contract Years.
We will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the Free Withdrawal amount available under the Contract. In addition,
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the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company. See “Contingent Deferred Sales Charge.”
The amount we will recapture upon withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. As of the date of the withdrawal, this percentage equals:
1.
The amount of the withdrawal, including any withdrawal charges, less the Free Withdrawal amount, divided by
2.
Contract Value immediately prior to the withdrawal.
Example of Credit Enhancement Vesting and Recapture upon Withdrawal in Excess of the Free Withdrawal Amount. Assume:
(i)
The Owner purchased the Contract with the Extra Credit Rider.
(ii)
The initial Purchase Payment is $175,000.
The amount of the Credit Enhancement added to the Contract Value would be $5,250 ($175,000 x 3%). Thus, the Contract Value at issue would be $180,250.
An amount equal to 1/7 of the Credit Enhancement vests each Contract anniversary, and the Credit Enhancement is fully vested seven years from the date the Contract was issued. Assuming no withdrawals in excess of the free withdrawal amount are taken during the first seven Contract Years, the table below shows how the $5,250 Credit Enhancement vests each year:
Beginning of Contract Year	Vested Credit Enhancement	Unvested Credit Enhancement
1	$0.00	$5,250
2	$750	$4,500
3	$1,500	$3,750
4	$2,250	$3,000
5	$3,000	$2,250
6	$3,750	$1,500
7	$4,500	$750
8	$5,250	$0.00
Due to negative market performance, in Contract Year 3, the Contract Value is $100,000, and the free withdrawal amount is $10,000. The Owner requests a withdrawal of $20,000, $10,000 more than the free withdrawal amount. The Credit Enhancement recapture is calculated as follows:
(Withdrawal Amount - Free Withdrawal Amount)	x	Unvested Credit Enhancement
(Contract Value Prior to Withdrawal - Unvested Credit Enhancement)
($20,000 - $10,000)	x	$3,750	=	$389.61
($100,000 - $3,750)
How do I know if this rider is right for me? The Extra Credit Rider would make sense for you only if:
•
you do not expect to make Purchase Payments to the Contract after the first Contract Year, and
•
you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed -5.00%.
This return represents the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The return is net of Contract and Underlying Fund expenses. This means that you would need to earn the return above plus the amount of applicable expenses to break even on the rider.
The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the
40

applicable rider charge will increase in correlation to Purchase Payments and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
What this all means is:
•
if your actual returns are greater than the amount set forth above and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider.
•
if your actual returns are less, or if you make additional Purchase Payments after the first Contract Year, you will be worse off than if you had not purchased the rider.
•
The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Are there age restrictions on purchasing this rider? The Owner must be 80 or younger on the Contract Date.
Rider Available for Purchase Only Prior to February 1, 2010 — A rider previously offered with the Contract is no longer available for purchase. Please refer to Appendix B – Rider Available For Purchase Only Prior To February 1, 2010 for a description of this rider.
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. The proceeds under the Contract will be equal to your Contract Value as of the Annuity Start Date, reduced by any applicable premium taxes.
The Contract currently provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time but will always offer a variable annuity option. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity. In the case of Annuity Option 7, the annuity rate is determined without reference to the age or sex of the Annuitant and is based upon the assumed interest rate. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15, 20 or 30 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to
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quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charges and any uncollected premium tax. However, the Owner cannot take systematic withdrawals or make withdrawals to pay the fees of an investment adviser. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charges and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, as was available during the accumulation phase, if variable annuity payments have been selected.
The Contract specifies annuity tables for the Annuity Options described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2% in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made. For example, if the Annuity start amount was $100,000 and the calculated monthly annuity payment was $550, 182 payments ($100,000 / $550) would be guaranteed for the life of the Annuitant. This means if the Annuitant dies before 182 payments have been made, the remaining annuity payments will be continued to the Designated Beneficiary.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66
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2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Option 1, there is no minimum number of payments guaranteed under this Annuity Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15, 20 or 30 Years. You may also select Annuity Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen, twenty or thirty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2% in lieu of the rate described above.
Option 5 — Payments for a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 30 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15, 20 or 30 years, as elected by the Owner. This option differs from Annuity Option 5 in that Annuity Payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Annuity Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for the Annuity Options are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Annuity Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
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The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Annuity Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Annuity Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. If you have questions about the calculation of the payment amount under a particular Annuity Option, you can contact the Company at 1-800-888-2461. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular Qualified Plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that distributions begin no later than April 1 of the calendar year following the year in which the Annuitant reaches their “applicable age” as defined in the Code. If the Annuitant attains age 72 after 2022 and age 73 before 2033, their applicable age is 73. If Annuitant attains age 74 after 2032, their applicable age is 75. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option. The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed
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subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including systematic withdrawals and withdrawals to pay investment advisory fees) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
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During which the NYSE is closed other than customary weekend and holiday closings,
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During which trading on the NYSE is restricted as determined by the SEC,
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During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or
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For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Rydex VIF U.S. Government Money Market Fund chooses to suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Rydex VIF U.S. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Business Disruption and Cybersecurity Risks — We rely on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (e.g. affecting the internet, cloud services, or other infrastructure) or targeted (e.g. failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks).
Cybersecurity risks include, but are not limited to, the loss, theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website (or the websites of third parties on whom we rely), disruption of routine business operations, and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection.
Systems failures and cybersecurity incidents affecting us, our affiliates, the Underlying Funds, intermediaries, service providers, and other third parties on whom we rely may adversely affect your contract value and interfere with our ability to process contract transactions and calculate contract values. Systems failures and cybersecurity
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breaches may cause us to be unable to process orders from our website or with the Underlying Funds, cause us to be unable to calculate unit values and/or the Underlying Funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and our service providers and intermediaries to regulatory fines, litigation, and financial losses, and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value.
The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.
In addition, we are also exposed to risks related to natural and man-made disasters including, but not limited to, storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. They could interfere with our processing of contract transactions, including processing orders from Owners and orders with the Underlying Funds, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries, the Underlying Funds and the issuers of securities in which the Underlying Funds invest, which may cause the Underlying Funds to lose value. There can be no assurance that we or the Underlying Funds or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.
Restrictions on Withdrawals from Qualified Plans — Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, effective for plan years beginning in 2024, distributions of employee elective deferrals, qualified nonelective contributions, qualified matching contributions, and gains attributable to such contributions may be made on account of hardship. Under prior provisions, distributions on account of hardship generally were limited to amounts attributable to employee elective deferrals. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a rollover under the Internal Revenue Code. An Owner of a Contract may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
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Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this Prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Owner Control. In certain circumstances, owners of Non-Qualified variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable Contract Owner’s gross income. The ownership rights under the Contract are similar to, but different in
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certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. While the Company does not think that such will be the case, due to the number of the Contract’s Underlying Funds, the number of charge-free transfer opportunities between and among the Underlying Funds and the fact that some Underlying Funds may have essentially the same investment strategy, it cannot be ruled out that an Owner of a Contract might be treated as the owner of a pro rata portion of the assets of the Separate Account.
The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account and its Underlying Funds. Moreover, in the event that regulations are adopted or rulings or other guidance are issued, there can be no assurance that the Separate Account and the Underlying Funds will be able to operate as currently described in the Prospectus (including the possibility that the number of Underlying Funds offered might need to be reduced), or that the Underlying Funds will not have to change their investment objective or investment policies.
Income Taxation of Annuities in General—Non-Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals and withdrawals made to pay the fees of an investment adviser) from a Non-Qualified Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Amounts distributed from a Contract because of your death or the death of the Annuitant are generally treated as income to the recipient. If distributed in a lump sum, such payments are taxed in the same manner as if the Contract had been surrendered, and if distributed under an Annuity Option, they are taxed in the same manner as annuity payments. For Non-Qualified Contracts, all or a portion of the charges deducted from your Contract Value to pay advisory fees to a financial intermediary may be subject to federal and state income taxes and a 10% federal penalty tax. In a series of recent private letter rulings, the IRS has recognized that investment adviser fees may, in certain circumstances and subject to certain conditions, be deemed a part of a Non-Qualified Contract rather than a taxable distribution. We have received such a private letter ruling from the IRS and intend to tax report in accordance with that ruling. A tax-free partial exchange may become taxable if an advisory fee is paid from your Contract Value within 180 days of the partial exchange. Consult your tax adviser for advice concerning tax-free partial exchanges.
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually)
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made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a Non-Qualified contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
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In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. If contemplating any such transfer, assignment, selection or exchange, the Owner should contact a competent tax adviser with respect to the potential effects of such a transaction.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the Participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the plan or subject the Owner or Beneficiary to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches their “applicable age” as defined in the Code or retires (“required beginning date”). If the employee attains age 72 after 2022 and age 73 before 2033, their applicable age is 73. If employee attains age 74 after 2032, their applicable age is 75. Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s
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death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached their applicable age (defined above). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship. Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract in most states.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
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Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of (i) $7,000 (for 2024) or (ii) 100% of the individual’s taxable compensation (for 2024).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 (indexed for inflation beginning in 2024) for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($123,000 to $143,000 for a married couple filing a joint return and $77,000 to $87,000 for a single taxpayer in 2024). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $230,000 to $240,000 (for 2024). Non-deductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the contract owner reaches their applicable age (as defined above)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $146,000 to $161,000 in adjusted gross income for 2024 ($230,000 to $240,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the
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Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contract Owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12-month period. The 12-month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12-month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; (x) made in connection with the birth or adoption of a child, in limited circumstances; or (xi) made to terminally ill employees.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.” There may be additional exceptions to the 10% penalty tax (e.g., certain disaster relief distributions).
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the Participant is subject to a 25% tax on the amount that was not properly distributed, which is reduced to 10% if corrected within a two year correction period. The value of any enhanced death benefits or other optional Contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
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Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Possible Tax Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion to be considered tax advice.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
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Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. In all cases, the Company will send you notice. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
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Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
The shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and available online at https://dfinview.com/SecurityBenefit/TAHD/814121281?site=PSBL.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s website. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company nor any of its affiliates nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests, provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract, including any material state variations. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal
56

proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Chris Swickard, Esq., Deputy General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2023, 2022, and 2021, the commission amounts paid to SDL in connection with all Contracts sold through the Separate Account were $813,931, $1,204,064, and $1,910,032, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of the commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract. The Company does not pay commissions to financial intermediaries who receive advisory fees from Contract owners because such intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
Selling Broker-Dealers. The Company pays commissions to SDL and to Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners of the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays compensation as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of compensation may vary depending on the selling agreement, the Company does not expect compensation to exceed 0.15% annually of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/or 0.05% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, in compliance with applicable regulatory requirements.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary
57

commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2023 in connection with the sale of its variable annuity contracts: ACA/Prudent Investors Planning Corporation; Cetera Advisors LLC, Cetera Advisor Networks, LLC; GWN Securities, Inc.; Lincoln Investment Planning, LLC; LPL Financial Corporation; OFG Financial Services, Inc.; Osaic Wealth, Inc.; PlanMember Securities Corporation; and Securities America, Inc.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (https://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636-0001 or by calling 1-800-888-2461. The Statement of Additional Information is also available online at https://dfinview.com/SecurityBenefit/TAHD/814121281?site=PSBL.
Financial Statements — You can find financial statements for Security Benefit Life Insurance Company and Subsidiaries and the Separate Account in the Statement of Additional Information, which is available online at https://dfinview.com/SecurityBenefit/TAHD/814121281?site=PSBL. To receive a copy of the Statement of Additional Information free of charge, call your investment professional or contact us at 1-800-888-2461.
58

APPENDIX A
Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the Contract. More information about the Underlying Funds is available in the Underlying Fund prospectuses, shareholder reports*, and other documents, which may be amended or updated from time to time, and can be found online at https://dfinview.com/SecurityBenefit/TAHD/814121281?site=PSBL. You can view, download, and print copies of Underlying Fund documents at this website. You can also request this information at no cost by calling 1-800-888-2461 or by sending an email request to SBLProspectusRequests@securitybenefit.com.
The current expenses and performance information below reflect the fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance. Updated performance information is available online at https://securitybenefit.se2.com/#53&RID=53&prodID=52&prodCat=VA.
*Due to changes in Underlying Fund report delivery requirements, effective on and after June 30, 2024, all Underlying Fund reports for your current investment allocation(s) will be printed and mailed to you.
Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Mid Cap Value	AB Discovery Value – Class B Adviser: AllianceBernstein L.P.	1.06%	16.86%	10.51%	7.29%
Large Cap Value	AB Relative Value – Class B Adviser: AllianceBernstein L.P.	0.87%	11.72%	11.57%	9.05%
Global Equity	AB Sustainable Global Thematic – Class B Adviser: AllianceBernstein L.P.	1.22%	15.70%	13.27%	9.33%
Global Allocation	AB VPS Dynamic Asset Allocation – Class B Adviser: AllianceBernstein L.P.	1.18%	13.48%	4.03%	3.22%
Global Equity	AFIS Capital World Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.01%	20.65%	10.07%	7.36%
Government Bond	AFIS U.S. Government Securities – Class 4 Adviser: Capital Research and Management Company	0.83%	2.62%	0.79%	1.27%
Large Cap Blend	AFIS Washington Mutual Investors – Class 4 Adviser: Capital Research and Management Company	0.91%	16.97%	12.33%	9.64%
Large Cap Growth	Alger Capital Appreciation – Class S2 Adviser: Fred Alger Management, LLC	1.20%	42.78%	15.14%	12.25%
Large Cap Growth	Alger Large Cap Growth – Class I-2 Adviser: Fred Alger Management, LLC	0.87%	32.67%	14.14%	11.03%
Mid Cap Blend	Allspring Opportunity VT – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.09%	26.50%	14.74%	10.32%
Large Cap Growth	Allspring VT Discovery All Cap Growth – Class 2 Adviser: Allspring Funds Management, LLC Sub-Adviser: Allspring Global Investments, LLC	1.12%	33.17%	13.54%	10.42%
Specialty-Sector	ALPS/Alerian Energy Infrastructure – Class III Adviser: ALPS Advisors, Inc.	1.33%	13.91%	10.67%	2.70%
Balanced/Asset Allocation	American Funds IS® Asset Allocation – Class 4 Adviser: Capital Research and Management Company	0.80%	14.02%	8.92%	6.98%
A-1

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Global Bond	American Funds IS® Capital World Bond – Class 4 Adviser: Capital Research and Management Company	0.98%	4.89%	-0.56%	0.12%
Global Equity	American Funds IS® Global Growth – Class 4 Adviser: Capital Research and Management Company	1.02%	22.29%	13.36%	9.30%
Global Equity	American Funds IS® Global Small Capitalization – Class 4 Adviser: Capital Research and Management Company	1.20%	15.79%	8.03%	5.51%
Large Cap Growth	American Funds IS® Growth – Class 4 Adviser: Capital Research and Management Company	0.84%	38.13%	18.38%	14.07%
Large Cap Blend	American Funds IS® Growth-Income – Class 4 Adviser: Capital Research and Management Company	0.78%	25.82%	13.08%	10.63%
International Equity	American Funds IS® International – Class 4 Adviser: Capital Research and Management Company	1.03%	15.56%	4.58%	3.15%
International Equity	American Funds IS® International Growth and Income – Class 4 Adviser: Capital Research and Management Company	1.06%	15.66%	5.86%	3.06%
Intermediate Term Bond	American Funds IS® Mortgage – Class 4 Adviser: Capital Research and Management Company	0.90%	3.51%	0.57%	1.24%
Emerging Markets	American Funds IS® New World – Class 4 Adviser: Capital Research and Management Company	1.14%	15.67%	8.37%	4.43%
Large Cap Blend	BlackRock Advantage Large Cap Core V.I. – Class III Adviser: BlackRock Advisors, LLC	0.97%	24.90%	14.43%	10.85%
Large Cap Value	BlackRock Basic Value V.I. – Class III Adviser: BlackRock Advisors, LLC	1.13%	16.24%	11.26%	7.44%
Large Cap Growth	BlackRock Capital Appreciation V.I. – Class III Adviser: BlackRock Advisors, LLC	1.19%	48.59%	15.77%	12.56%
Large Cap Value	BlackRock Equity Dividend V.I. – Class III Adviser: BlackRock Advisors, LLC	1.12%	11.99%	11.27%	8.73%
Global Allocation	BlackRock Global Allocation V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock (Singapore) Limited; BlackRock International Limited	1.14%	12.49%	7.39%	4.63%
High Yield Bond	BlackRock High Yield V.I. – Class III Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.90%	12.94%	5.49%	4.21%
Large Cap Growth	BlackRock Large Cap Focus Growth V.I. – Class III Adviser: BlackRock Advisors, LLC	1.20%	52.47%	16.05%	13.38%
Small Cap Blend	BNY Mellon IP Small Cap Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.61%	15.39%	10.41%	8.04%
Specialty-Sector	BNY Mellon IP Technology Growth – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.03%	59.00%	15.31%	12.94%
A-2

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Blend	BNY Mellon Stock Index – Service Class Adviser: BNY Mellon Investment Adviser, Inc.	0.52%	25.60%	15.09%	11.47%
Large Cap Blend	BNY Mellon VIF Appreciation – Service Class Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Fayez Sarofim & Co., LLC	1.10%	20.67%	15.94%	10.81%
Global Equity	Dimensional VA Equity Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.49%	20.14%	12.74%	N/A
Global Bond	Dimensional VA Global Bond Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.21%	5.05%	0.58%	1.29%
Global Allocation	Dimensional VA Global Moderate Allocation – Institutional Class Adviser: Dimensional Fund Advisors LP	0.44%	14.72%	8.93%	6.07%
International Equity	Dimensional VA International Small Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.40%	14.11%	7.86%	4.89%
International Equity	Dimensional VA International Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.27%	17.86%	8.87%	4.16%
Short Term Bond	Dimensional VA Short-Term Fixed Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP Sub-Adviser: Dimensional Fund Advisors Ltd.; DFA Australia Limited	0.12%	4.98%	1.33%	1.05%
Large Cap Value	Dimensional VA U.S. Large Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.21%	10.92%	10.71%	8.10%
Small Cap Value	Dimensional VA U.S. Targeted Value Portfolio – Institutional Class Adviser: Dimensional Fund Advisors LP	0.29%	20.03%	15.40%	9.00%
Large Value	Donoghue Forlines Dividend VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	2.70%	-1.58%	0.71%	0.89%
Tactical Allocation	Donoghue Forlines Momentum VIT Fund – Class 1 Adviser: Donoghue Forlines LLC	1.56%	19.81%	5.10%	5.45%
Large Cap Growth	DWS Capital Growth VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	1.39%	38.17%	17.27%	13.28%
Large Cap Blend	DWS Core Equity VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	0.93%	25.17%	14.65%	11.22%
A-3

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Value	DWS CROCI® U.S. VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	1.12%	20.37%	8.26%	4.74%
Global Equity	DWS Global Small Cap VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	1.39%	24.20%	8.85%	3.54%
High Yield Bond	DWS High Income VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	1.32%	11.07%	4.97%	3.72%
Global Equity	DWS International Growth VIP – Class B2 Adviser: DWS Investment Management Americas, Inc.	1.82%	15.77%	7.33%	4.17%
Mid Cap Value	DWS Small Mid Cap Value VIP – Class B Adviser: DWS Investment Management Americas, Inc.	1.24%	14.59%	8.38%	5.13%
Floating Rate Bond	Eaton Vance VT Floating-Rate Income - Initial Class Adviser: Eaton Vance Management	1.17%	11.21%	4.13%	3.22%
Intermediate Government	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company	0.93%	4.19%	-0.11%	0.85%
High Yield Bond	Federated Hermes High Income Bond II – Service Class Adviser: Federated Investment Management Company	1.13%	12.47%	4.49%	3.87%
Balanced/Asset Allocation	Fidelity® VIP Balanced – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.69%	21.29%	12.16%	8.81%
Large Cap Blend	Fidelity® VIP Contrafund® – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.81%	33.12%	16.36%	11.33%
Small Cap Blend	Fidelity® VIP Disciplined Small Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC	0.61%	20.67%	11.54%	7.21%
Emerging Markets	Fidelity® VIP Emerging Markets – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	1.14%	9.49%	7.55%	4.92%
Large Cap Growth	Fidelity® VIP Growth & Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.74%	18.41%	14.50%	10.00%
A-4

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Growth	Fidelity® VIP Growth Opportunities – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.84%	45.30%	18.79%	15.44%
High Yield Bond	Fidelity® VIP High Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	1.02%	10.24%	3.60%	3.14%
Large Cap Blend	Fidelity® VIP Index 500 – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.35%	25.88%	15.27%	11.64%
Intermediate Term Bond	Fidelity® VIP Investment Grade Bond – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.63%	6.00%	1.72%	2.08%
Mid Cap Growth	Fidelity® VIP Mid Cap – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.82%	14.80%	12.17%	7.85%
International Equity	Fidelity® VIP Overseas – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.98%	20.22%	9.71%	4.65%
Specialty-Sector	Fidelity® VIP Real Estate – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited	0.85%	10.89%	4.96%	5.77%
Multi-Sector Bond	Fidelity® VIP Strategic Income – Service Class 2 Adviser: Fidelity Management & Research Company LLC Sub-Adviser: FMR Investment Management (UK) Limited; Fidelity Management & Research (Hong Kong) Limited; Fidelity Management & Research (Japan) Limited; FIL Investment Advisors; FIL Investment Advisors (UK) Limited	0.90%	9.18%	3.47%	3.10%
Multi Cap Growth	Franklin DynaTech VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.91%	43.77%	13.76%	10.37%
A-5

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Value	Franklin Growth and Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.04%	8.98%	11.02%	8.45%
Balanced/Asset Allocation	Franklin Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.72%	8.62%	6.98%	5.01%
Large Cap Growth	Franklin Large Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.08%	40.44%	14.87%	11.41%
Global Equity	Franklin Mutual Global Discovery VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	1.15%	20.31%	10.16%	5.98%
Large Cap Value	Franklin Mutual Shares VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.93%	13.46%	7.81%	5.43%
Large Cap Blend	Franklin Rising Dividends VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.91%	12.08%	13.75%	10.23%
Small Cap Value	Franklin Small Cap Value VIP Fund – Class 2 Adviser: Franklin Mutual Advisers, LLC	0.92%	12.75%	11.06%	7.04%
Small Cap Growth	Franklin Small-Mid Cap Growth VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.10%	26.74%	13.51%	8.96%
Multi-Sector Bond	Franklin Strategic Income VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	1.14%	8.18%	1.96%	1.77%
Government Bond	Franklin U.S. Government Securities VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.77%	4.47%	0.22%	0.73%
International Equity	Goldman Sachs VIT International Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.35%	18.43%	7.55%	3.19%
Large Cap Value	Goldman Sachs VIT Large Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.04%	12.71%	11.20%	7.35%
Mid Cap Growth	Goldman Sachs VIT Mid Cap Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.40%	18.45%	13.48%	9.33%
Mid Cap Value	Goldman Sachs VIT Mid Cap Value – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.10%	11.11%	13.06%	7.82%
Small Cap Blend	Goldman Sachs VIT Small Cap Equity Insights – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.12%	18.95%	9.76%	7.53%
Large Cap Growth	Goldman Sachs VIT Strategic Growth – Service Class Adviser: Goldman Sachs Asset Management L.P.	1.03%	41.65%	17.05%	12.88%
Multi Cap Value	Guggenheim VIF All Cap Value Adviser: Security Investors, LLC	1.14%	8.52%	11.41%	8.28%
Floating Rate Bond	Guggenheim VIF Floating Rate Strategies Adviser: Guggenheim Partners Investment Management, LLC	1.27%	11.12%	3.98%	3.40%
Specialty	Guggenheim VIF Global Managed Futures Strategy Adviser: Security Investors, LLC	2.19%	3.80%	5.28%	1.87%
A-6

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
High Yield Bond	Guggenheim VIF High Yield Adviser: Security Investors, LLC	1.34%	12.02%	4.50%	3.92%
Large Cap Value	Guggenheim VIF Large Cap Value Adviser: Security Investors, LLC	1.02%	9.27%	11.27%	8.47%
Specialty	Guggenheim VIF Long Short Equity Adviser: Security Investors, LLC	1.92%	12.75%	5.76%	3.32%
Balanced/Asset Allocation	Guggenheim VIF Managed Asset Allocation Adviser: Security Investors, LLC	1.07%	14.12%	7.68%	6.06%
Specialty	Guggenheim VIF Multi-Hedge Strategies Adviser: Security Investors, LLC	1.82%	4.37%	4.21%	2.52%
Small Cap Value	Guggenheim VIF Small Cap Value Adviser: Security Investors, LLC	1.25%	10.29%	10.21%	5.55%
Mid Cap Value	Guggenheim VIF SMid Cap Value Adviser: Security Investors, LLC	1.15%	9.73%	11.98%	7.59%
Large Cap Blend	Guggenheim VIF StylePlus Large Core Adviser: Security Investors, LLC	1.45%	26.90%	14.83%	11.72%
Large Cap Growth	Guggenheim VIF StylePlus Large Growth Adviser: Security Investors, LLC	1.64%	39.91%	18.00%	14.25%
Mid Cap Growth	Guggenheim VIF StylePlus Mid Growth Adviser: Security Investors, LLC	1.48%	26.41%	12.72%	9.97%
Small Cap Growth	Guggenheim VIF StylePlus Small Growth Adviser: Security Investors, LLC	1.77%	21.01%	9.41%	7.68%
Intermediate Term Bond	Guggenheim VIF Total Return Bond Adviser: Security Investors, LLC	1.04%	6.95%	1.28%	3.00%
Global Equity	Guggenheim VIF World Equity Income Adviser: Security Investors, LLC	1.14%	12.28%	9.97%	6.94%
International Equity	Invesco Oppenheimer V.I. International Growth Fund – Series II Adviser: Invesco Advisers, Inc.	1.42%	20.64%	8.43%	3.57%
Large Cap Growth	Invesco V.I. American Franchise – Series II Adviser: Invesco Advisers, Inc.	1.11%	40.60%	15.88%	11.42%
Mid Cap Value	Invesco V.I. American Value – Series II Adviser: Invesco Advisers, Inc.	1.14%	15.29%	12.45%	6.98%
Global Allocation	Invesco V.I. Balanced-Risk Allocation – Series II Adviser: Invesco Advisers, Inc.	1.54%	6.40%	4.66%	3.79%
Large Cap Value	Invesco V.I. Comstock – Series II Adviser: Invesco Advisers, Inc.	1.00%	12.10%	13.20%	8.65%
Large Cap Blend	Invesco V.I. Core Equity – Series II Adviser: Invesco Advisers, Inc.	1.05%	23.08%	12.67%	7.53%
Mid Cap Growth	Invesco V.I. Discovery Mid Cap Growth – Series II Adviser: Invesco Advisers, Inc.	1.12%	12.85%	12.47%	9.52%
A-7

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Blend	Invesco V.I. Equally-Weighted S&P 500 – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Capital Management LLC	0.59%	13.43%	13.17%	9.76%
Balanced/Asset Allocation	Invesco V.I. Equity and Income – Series II Adviser: Invesco Advisers, Inc.	0.82%	10.24%	9.64%	6.78%
International Equity	Invesco V.I. EQV International Equity – Series II Adviser: Invesco Advisers, Inc.	1.15%	17.86%	8.15%	4.07%
Global Equity	Invesco V.I. Global – Series II Adviser: Invesco Advisers, Inc.	1.07%	34.45%	12.02%	8.21%
Global Equity	Invesco V.I. Global Core Equity – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.24%	21.46%	9.07%	5.34%
Specialty-Sector	Invesco V.I. Global Real Estate – Series II Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.27%	8.82%	1.85%	2.84%
Multi-Sector Bond	Invesco V.I. Global Strategic Income – Series II Adviser: Invesco Advisers, Inc.	1.18%	8.60%	1.04%	1.25%
Government Bond	Invesco V.I. Government Securities – Series II Adviser: Invesco Advisers, Inc.	0.94%	4.46%	0.42%	0.90%
Large Cap Value	Invesco V.I. Growth and Income – Series II Adviser: Invesco Advisers, Inc.	1.00%	12.41%	11.49%	7.98%
Specialty-Sector	Invesco V.I. Health Care – Series II Adviser: Invesco Advisers, Inc.	1.23%	2.77%	8.49%	6.60%
High Yield Bond	Invesco V.I. High Yield – Series II Adviser: Invesco Advisers, Inc.	1.15%	9.77%	3.76%	2.96%
Mid Cap Blend	Invesco V.I. Main Street Mid Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.19%	14.14%	10.32%	6.45%
Small Cap Blend	Invesco V.I. Main Street Small Cap Fund® – Series II Adviser: Invesco Advisers, Inc.	1.13%	17.82%	12.79%	8.66%
Small Cap Blend	Invesco V.I. Small Cap Equity – Series II Adviser: Invesco Advisers, Inc.	1.20%	16.26%	12.14%	6.28%
Mid Cap Growth	Janus Henderson VIT Enterprise – Service Class Adviser: Janus Henderson Investors US LLC	0.97%	17.78%	13.14%	11.82%
Large Cap Growth	Janus Henderson VIT Forty – Service Class Adviser: Janus Henderson Investors US LLC	0.80%	39.65%	16.64%	13.45%
Mid Cap Value	Janus Henderson VIT Mid Cap Value – Service Class Adviser: Janus Henderson Investors US LLC	0.93%	11.11%	9.94%	6.91%
International Equity	Janus Henderson VIT Overseas – Service Class Adviser: Janus Henderson Investors US LLC	1.14%	10.58%	10.92%	3.38%
Large Cap Growth	Janus Henderson VIT Research – Service Class Adviser: Janus Henderson Investors US LLC	0.82%	42.81%	16.54%	12.21%
A-8

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Multi-Sector Bond	Lord Abbett Series Bond-Debenture VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.96%	6.55%	3.14%	3.49%
Small Cap Growth	Lord Abbett Series Developing Growth VC – Class VC2 Adviser: Lord, Abbett & Co. LLC	1.25%	8.17%	8.90%	6.82%
Large Cap Blend	Lord Abbett Series Dividend Growth VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.00%	16.33%	13.01%	10.16%
Large Cap Blend	Lord Abbett Series Fundamental Equity VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.20%	14.63%	9.70%	7.00%
Large Cap Blend	Lord Abbett Series Growth and Income VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.93%	13.19%	10.72%	7.81%
Mid Cap Growth	Lord Abbett Series Growth Opportunities VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.16%	10.67%	8.60%	7.12%
Mid Cap Value	Lord Abbett Series Mid Cap Stock VC – Class VC Adviser: Lord, Abbett & Co. LLC	1.15%	15.42%	10.64%	6.51%
Intermediate Term Bond	Lord Abbett Series Total Return VC – Class VC Adviser: Lord, Abbett & Co. LLC	0.71%	6.34%	1.21%	1.83%
Large Cap Value	LVIP American Century Disciplined Core Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.99%	8.24%	9.92%	7.92%
Inflation- Protected Bond	LVIP American Century Inflation Protection – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.80%	3.40%	2.65%	1.90%
International Equity	LVIP American Century International – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.21%	12.43%	8.12%	3.91%
Mid Cap Value	LVIP American Century Mid Cap Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	1.02%	6.03%	10.90%	8.61%
Large Cap Value	LVIP American Century Value – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.89%	9.02%	11.71%	8.36%
Intermediate Core Bond	LVIP JPMorgan Core Bond – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.74%	5.66%	1.04%	1.56%
Small Cap Blend	LVIP JPMorgan Small Cap Core – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	1.03%	12.80%	9.12%	6.81%
A-9

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Blend	LVIP JPMorgan U.S. Equity – Service Class Adviser: Lincoln Financial Investments Corporation Sub-Adviser: J.P. Morgan Investment Management, Inc.	0.94%	26.84%	16.86%	12.15%
Global Allocation	Macquarie VIP Asset Strategy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.01%	13.90%	8.27%	3.48%
Balanced/Asset Allocation	Macquarie VIP Balanced - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	1.03%	16.09%	9.49%	6.37%
Large Cap Growth	Macquarie VIP Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.06%	23.51%	15.97%	10.57%
Specialty-Sector	Macquarie VIP Energy - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.00%	4.06%	7.75%	-2.41%
Global Equity	Macquarie VIP Global Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.30%	19.90%	12.10%	7.66%
Large Cap Growth	Macquarie VIP Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.26%	38.00%	18.41%	14.09%
High Yield Bond	Macquarie VIP High Income - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	1.00%	11.95%	4.46%	3.70%
International Equity	Macquarie VIP International Core Equity - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	0.96%	15.65%	7.56%	4.00%
Short Term Bond	Macquarie VIP Limited-Term Bond - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited	1.17%	4.73%	1.62%	1.41%
A-10

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Mid Cap Growth	Macquarie VIP Mid Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	0.86%	19.59%	14.63%	10.47%
Specialty-Sector	Macquarie VIP Natural Resources - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.17%	1.63%	7.86%	-0.36%
Specialty-Sector	Macquarie VIP Science and Technology - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.30%	39.04%	17.17%	10.87%
Small Cap Growth	Macquarie VIP Small Cap Growth - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.15%	13.11%	7.89%	6.28%
Small Cap Blend	Macquarie VIP Smid Cap Core - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.18%	15.71%	9.63%	7.70%
Large Cap Value	Macquarie VIP Value - Service Class Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.17%	8.27%	11.72%	7.96%
Emerging Markets	MFS® VIT Emerging Markets Equity – Service Class Adviser: Massachusetts Financial Services Company	1.75%	10.71%	1.79%	1.31%
Global Allocation	MFS® VIT Global Tactical Allocation – Service Class Adviser: Massachusetts Financial Services Company	1.14%	9.35%	4.69%	3.62%
High Yield Bond	MFS® VIT High Yield – Service Class Adviser: Massachusetts Financial Services Company	1.03%	12.48%	4.42%	3.58%
Large Cap Growth	MFS® VIT II MA Investors Growth Stock – Service Class Adviser: Massachusetts Financial Services Company	1.03%	23.70%	16.39%	12.44%
International Equity	MFS® VIT II Research International – Service Class Adviser: Massachusetts Financial Services Company	1.21%	12.83%	8.23%	3.89%
International Equity	MFS® VIT International Intrinsic Value – Service Class Adviser: Massachusetts Financial Services Company	1.16%	17.37%	8.31%	6.66%
Large Cap Blend	MFS® VIT Investors Trust – Service Class Adviser: Massachusetts Financial Services Company	1.04%	18.66%	13.27%	10.00%
Small Cap Growth	MFS® VIT New Discovery – Service Class Adviser: Massachusetts Financial Services Company	1.19%	14.25%	10.81%	7.41%
Large Cap Blend	MFS® VIT Research – Service Class Adviser: Massachusetts Financial Services Company	1.07%	22.12%	14.13%	10.55%
Balanced/Asset Allocation	MFS® VIT Total Return – Service Class Adviser: Massachusetts Financial Services Company	0.95%	10.22%	8.27%	6.27%
A-11

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Intermediate Term Bond	MFS® VIT Total Return Bond – Service Class Adviser: Massachusetts Financial Services Company	0.79%	7.13%	1.58%	1.96%
Specialty-Sector	MFS® VIT Utilities – Service Class Adviser: Massachusetts Financial Services Company	1.05%	-2.33%	8.05%	6.13%
Emerging Markets Bond	Morgan Stanley VIF Emerging Markets Debt – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Limited	1.57%	11.69%	1.38%	2.07%
Emerging Markets	Morgan Stanley VIF Emerging Markets Equity – Class II Adviser: Morgan Stanley Investment Management, Inc. Sub-Adviser: Morgan Stanley Investment Management Company	1.50%	11.96%	3.36%	1.79%
Asset Allocation/ Lifestyle	Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.90%	16.88%	10.04%	7.06%
Asset Allocation/ Lifestyle	Morningstar Balanced ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	12.82%	6.68%	4.99%
Asset Allocation/ Lifestyle	Morningstar Conservative ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.98%	7.84%	2.56%	2.25%
Asset Allocation/ Lifestyle	Morningstar Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.88%	15.27%	8.64%	6.20%
Asset Allocation/ Lifestyle	Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	0.92%	10.59%	4.74%	3.67%
Specialty	Neuberger Berman AMT Sustainable Equity – Class I Adviser: Neuberger Berman Investment Advisers LLC	0.90%	26.90%	13.97%	9.99%
Specialty	PIMCO VIT All Asset – Advisor Class Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates LLC	2.38%	8.02%	5.90%	3.93%
Specialty-Sector	PIMCO VIT CommodityRealReturn Strategy – Advisor Class Adviser: Pacific Investment Management Company LLC	1.74%	-7.93%	8.46%	-0.90%
Emerging Markets Bond	PIMCO VIT Emerging Markets Bond – Advisor Class Adviser: Pacific Investment Management Company LLC	1.37%	11.00%	2.14%	2.67%
Global Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.11%	5.16%	0.86%	0.99%
A-12

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Global Allocation	PIMCO VIT Global Managed Asset Allocation – Advisor Class Adviser: Pacific Investment Management Company LLC	1.46%	12.85%	7.20%	5.14%
High Yield Bond	PIMCO VIT High Yield – Advisor Class Adviser: Pacific Investment Management Company LLC	0.87%	12.11%	4.72%	4.04%
International Bond	PIMCO VIT International Bond Portfolio (Unhedged) – Advisor Class Adviser: Pacific Investment Management Company LLC	1.28%	6.11%	-1.26%	-0.46%
Short Term Bond	PIMCO VIT Low Duration – Advisor Class Adviser: Pacific Investment Management Company LLC	0.79%	4.87%	0.88%	0.82%
Inflation- Protected Bond	PIMCO VIT Real Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.94%	3.57%	3.05%	2.15%
Short Term Bond	PIMCO VIT Short-Term – Advisor Class Adviser: Pacific Investment Management Company LLC	0.76%	5.80%	2.02%	1.76%
Intermediate Term Bond	PIMCO VIT Total Return – Advisor Class Adviser: Pacific Investment Management Company LLC	0.85%	5.83%	0.98%	1.60%
Intermediate Term Bond	Pioneer Bond VCT – Class II Adviser: Amundi Asset Management US, Inc.	0.89%	6.68%	1.55%	2.00%
Large Cap Value	Pioneer Equity Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.08%	7.17%	9.08%	8.16%
High Yield Bond	Pioneer High Yield VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.60%	11.01%	3.85%	3.04%
Multi-Sector Bond	Pioneer Strategic Income VCT – Class II Adviser: Amundi Asset Management US, Inc.	1.56%	8.07%	2.42%	2.41%
Multi Cap Blend	Putnam VT Core Equity – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.95%	28.08%	16.90%	11.95%
Multi-Sector Bond	Putnam VT Diversified Income – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.15%	4.82%	0.98%	1.41%
Global Allocation	Putnam VT Global Asset Allocation – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited; The Putnam Advisory Company, LLC	1.12%	17.48%	8.14%	6.35%
High Yield Bond	Putnam VT High Yield – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.92%	12.13%	4.60%	3.62%
Intermediate Term Bond	Putnam VT Income – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	0.72%	4.69%	0.37%	1.43%
Large Cap Growth	Putnam VT Large Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.10%	44.47%	18.49%	14.39%
A-13

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Value	Putnam VT Large Cap Value – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.13%	15.67%	14.50%	10.26%
Small Cap Growth	Putnam VT Small Cap Growth – Class IB Adviser: Putnam Investment Management, LLC Sub-Adviser: Putnam Investments Limited	1.24%	23.14%	15.44%	8.10%
Specialty	Redwood Managed Volatility – Class N Adviser: Redwood Investment Management, LLC	4.19%	3.83%	3.38%	N/A
Specialty-Sector	Rydex VIF Banking Adviser: Security Investors, LLC	1.81%	2.97%	6.04%	4.32%
Specialty-Sector	Rydex VIF Basic Materials Adviser: Security Investors, LLC	1.80%	8.97%	11.97%	6.49%
Specialty-Sector	Rydex VIF Biotechnology Adviser: Security Investors, LLC	1.80%	5.53%	7.01%	6.64%
Specialty-Sector	Rydex VIF Commodities Strategy Adviser: Security Investors, LLC	1.99%	-6.24%	7.44%	-4.79%
Specialty-Sector	Rydex VIF Consumer Products Adviser: Security Investors, LLC	1.80%	-3.30%	6.88%	5.60%
Specialty	Rydex VIF Dow 2x Strategy Adviser: Security Investors, LLC	1.97%	23.57%	15.69%	15.21%
Specialty-Sector	Rydex VIF Electronics Adviser: Security Investors, LLC	1.81%	54.75%	29.03%	20.45%
Specialty-Sector	Rydex VIF Energy Adviser: Security Investors, LLC	1.81%	1.61%	9.77%	-1.84%
Specialty-Sector	Rydex VIF Energy Services Adviser: Security Investors, LLC	1.80%	4.44%	1.84%	-11.71%
International Equity	Rydex VIF Europe 1.25x Strategy Adviser: Security Investors, LLC	1.94%	20.09%	9.79%	2.46%
Specialty-Sector	Rydex VIF Financial Services Adviser: Security Investors, LLC	1.80%	13.90%	10.05%	7.44%
Government Bond	Rydex VIF Government Long Bond 1.2x Strategy Adviser: Security Investors, LLC	1.48%	-1.03%	5.06%	0.20%
Specialty-Sector	Rydex VIF Health Care Adviser: Security Investors, LLC	1.80%	5.03%	9.82%	8.86%
High Yield Bond	Rydex VIF High Yield Strategy Adviser: Security Investors, LLC	1.76%	12.69%	2.82%	N/A
Specialty-Sector	Rydex VIF Internet Adviser: Security Investors, LLC	1.81%	47.38%	9.27%	8.83%
Specialty	Rydex VIF Inverse Dow 2x Strategy Adviser: Security Investors, LLC	1.91%	-18.26%	-28.07%	-24.48%
A-14

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Specialty	Rydex VIF Inverse Government Long Bond Strategy Adviser: Security Investors, LLC	5.20%	4.23%	1.03%	-3.28%
Specialty	Rydex VIF Inverse Mid-Cap Strategy Adviser: Security Investors, LLC	1.93%	-9.04%	-14.54%	-11.08%
Specialty	Rydex VIF Inverse NASDAQ-100® Strategy Adviser: Security Investors, LLC	1.97%	-31.85%	-21.10%	-17.63%
Specialty	Rydex VIF Inverse Russell 2000® Strategy Adviser: Security Investors, LLC	1.90%	-11.23%	-14.14%	-10.60%
Specialty	Rydex VIF Inverse S&P 500 Strategy Adviser: Security Investors, LLC	1.95%	-14.95%	-15.41%	-12.35%
International Equity	Rydex VIF Japan 2x Strategy Adviser: Security Investors, LLC	1.70%	34.46%	5.16%	4.39%
Specialty-Sector	Rydex VIF Leisure Adviser: Security Investors, LLC	1.81%	22.49%	6.97%	5.58%
Mid Cap Blend	Rydex VIF Mid-Cap 1.5x Strategy Adviser: Security Investors, LLC	1.91%	18.84%	13.21%	9.67%
Large Cap Growth	Rydex VIF NASDAQ-100® Adviser: Security Investors, LLC	1.82%	53.22%	20.24%	15.86%
Large Cap Growth	Rydex VIF NASDAQ-100® 2x Strategy Adviser: Security Investors, LLC	1.82%	116.13%	34.23%	27.66%
Large Cap Blend	Rydex VIF Nova Adviser: Security Investors, LLC	1.79%	35.07%	18.45%	14.14%
Specialty-Sector	Rydex VIF Precious Metals Adviser: Security Investors, LLC	1.70%	3.83%	11.37%	3.84%
Specialty-Sector	Rydex VIF Real Estate Adviser: Security Investors, LLC	1.81%	10.32%	4.71%	4.92%
Specialty-Sector	Rydex VIF Retailing Adviser: Security Investors, LLC	1.81%	16.56%	11.35%	7.23%
Small Cap Blend	Rydex VIF Russell 2000® 1.5x Strategy Adviser: Security Investors, LLC	1.98%	19.78%	9.04%	6.29%
Small Cap Blend	Rydex VIF Russell 2000® 2x Strategy Adviser: Security Investors, LLC	2.11%	22.00%	8.56%	5.89%
Large Cap Blend	Rydex VIF S&P 500 2x Strategy Adviser: Security Investors, LLC	1.93%	45.04%	21.56%	16.87%
Large Cap Growth	Rydex VIF S&P 500 Pure Growth Adviser: Security Investors, LLC	1.71%	6.47%	9.42%	7.94%
Large Cap Value	Rydex VIF S&P 500 Pure Value Adviser: Security Investors, LLC	1.70%	6.29%	8.61%	6.00%
Mid Cap Growth	Rydex VIF S&P MidCap 400 Pure Growth Adviser: Security Investors, LLC	1.71%	14.68%	8.44%	4.50%
A-15

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Mid Cap Value	Rydex VIF S&P MidCap 400 Pure Value Adviser: Security Investors, LLC	1.71%	27.83%	15.90%	8.80%
Small Cap Growth	Rydex VIF S&P SmallCap 600 Pure Growth Adviser: Security Investors, LLC	1.71%	17.47%	5.04%	4.79%
Small Cap Value	Rydex VIF S&P SmallCap 600 Pure Value Adviser: Security Investors, LLC	1.71%	21.06%	12.57%	5.15%
Specialty	Rydex VIF Strengthening Dollar 2x Strategy Adviser: Security Investors, LLC	1.99%	1.18%	3.18%	4.85%
Specialty-Sector	Rydex VIF Technology Adviser: Security Investors, LLC	1.81%	49.01%	19.01%	14.47%
Specialty-Sector	Rydex VIF Telecommunications Adviser: Security Investors, LLC	1.81%	6.30%	1.26%	1.84%
Specialty-Sector	Rydex VIF Transportation Adviser: Security Investors, LLC	1.81%	24.48%	11.18%	7.27%
Money Market	Rydex VIF U.S. Government Money Market Adviser: Security Investors, LLC	1.45%	3.71%	1.07%	0.59%
Specialty-Sector	Rydex VIF Utilities Adviser: Security Investors, LLC	1.80%	-7.12%	3.94%	6.35%
Specialty	Rydex VIF Weakening Dollar 2x Strategy Adviser: Security Investors, LLC	1.97%	2.85%	-5.51%	-7.26%
Large Cap Growth	T. Rowe Price Blue Chip Growth – Class II Adviser: T. Rowe Price Associates, Inc.	1.01%	48.96%	13.22%	12.03%
Large Cap Value	T. Rowe Price Equity Income – Class II Adviser: T. Rowe Price Associates, Inc.	0.99%	9.31%	10.92%	7.57%
Specialty-Sector	T. Rowe Price Health Sciences – Class II Adviser: T. Rowe Price Associates, Inc.	1.11%	2.68%	10.96%	11.03%
Short Term Bond	T. Rowe Price Limited-Term Bond – Class II Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: T. Rowe Price International Ltd; T. Rowe Price Hong Kong Limited	0.85%	4.69%	1.60%	1.13%
Emerging Markets	Templeton Developing Markets VIP Fund – Class 2 Adviser: Templeton Asset Management Ltd Sub-Adviser: Franklin Templeton Investment Management Limited	1.36%	12.62%	4.22%	2.32%
International Equity	Templeton Foreign VIP Fund – Class 2 Adviser: Templeton Investment Counsel, LLC	1.09%	20.76%	5.27%	1.28%
Global Bond	Templeton Global Bond VIP Fund – Class 2 Adviser: Franklin Advisers, Inc.	0.77%	2.88%	-2.13%	-0.66%
Global Equity	Templeton Growth VIP Fund – Class 2 Adviser: Templeton Global Advisors Limited Sub-Adviser: Templeton Asset Management Ltd.	1.16%	21.01%	6.47%	3.24%
A-16

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
World Large Stock	Third Avenue Value Adviser: Third Avenue Management LLC	1.37%	20.81%	13.45%	6.14%
Balanced/Asset Allocation	TOPS® Aggressive Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	17.10%	10.27%	N/A
Balanced/Asset Allocation	TOPS® Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.80%	11.17%	6.15%	N/A
Balanced/Asset Allocation	TOPS® Conservative ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.81%	8.96%	4.57%	N/A
Balanced/Asset Allocation	TOPS® Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	15.81%	9.20%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Balanced ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.02%	8.59%	4.42%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	10.61%	5.51%	N/A
Balanced/Asset Allocation	TOPS® Managed Risk Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	1.00%	6.24%	4.49%	N/A
Balanced/Asset Allocation	TOPS® Moderate Growth ETF – Investor Class Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management LLC	0.79%	13.21%	7.68%	N/A
Specialty-Sector	VanEck VIP Global Gold – Class S Adviser: Van Eck Associates Corporation	1.55%	10.41%	9.61%	4.61%
Specialty-Sector	VanEck VIP Global Resources – Class S Adviser: Van Eck Associates Corporation	1.36%	-3.84%	10.34%	-1.26%
Balanced/Asset Allocation	Vanguard® VIF Balanced Adviser: Wellington Management Company LLP	0.21%	14.33%	9.59%	7.89%
Large Cap Growth	Vanguard® VIF Capital Growth Adviser: PRIMECAP Management Company	0.34%	27.98%	14.33%	12.85%
Asset Allocation/ Lifestyle	Vanguard® VIF Conservative Allocation Adviser: The Vanguard Group, Inc.	0.13%	12.51%	5.60%	4.84%
Large Cap Value	Vanguard® VIF Diversified Value Adviser: Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC	0.29%	20.13%	14.28%	9.27%
Large Cap Value	Vanguard® VIF Equity Income Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.29%	8.10%	11.57%	9.53%
A-17

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Blend	Vanguard® VIF Equity Index Adviser: The Vanguard Group, Inc.	0.14%	26.11%	15.52%	11.88%
Global Bond	Vanguard® VIF Global Bond Index Adviser: The Vanguard Group, Inc.	0.13%	6.52%	0.99%	N/A
Large Cap Growth	Vanguard® VIF Growth Adviser: Wellington Management Company LLP	0.33%	40.13%	16.08%	12.88%
High Yield Bond	Vanguard® VIF High Yield Bond Adviser: Wellington Management Company LLP; The Vanguard Group, Inc.	0.24%	11.66%	5.13%	4.34%
International Equity	Vanguard® VIF International Adviser: Baillie Gifford Overseas Ltd; Schroder Investment Management North America Inc.	0.33%	14.65%	10.28%	6.80%
Mid Cap Blend	Vanguard® VIF Mid-Cap Index Adviser: The Vanguard Group, Inc.	0.17%	15.83%	12.56%	9.27%
Asset Allocation/ Lifestyle	Vanguard® VIF Moderate Allocation Adviser: The Vanguard Group, Inc.	0.13%	15.55%	7.78%	6.19%
Specialty-Sector	Vanguard® VIF Real Estate Index Adviser: The Vanguard Group, Inc.	0.26%	11.70%	7.18%	7.29%
Short Term Bond	Vanguard® VIF Short Term Investment Grade Adviser: The Vanguard Group, Inc.	0.14%	6.16%	2.13%	1.93%
Small Cap Growth	Vanguard® VIF Small Company Growth[2] Adviser: ArrowMark Colorado Holdings, LLC; The Vanguard Group, Inc.	0.29%	19.65%	9.98%	7.85%
Intermediate Term Bond	Vanguard® VIF Total Bond Market Index Adviser: The Vanguard Group, Inc.	0.14%	5.58%	1.04%	1.71%
International Equity	Vanguard® VIF Total International Stock Market Index Adviser: The Vanguard Group, Inc.	0.11%	15.54%	7.31%	N/A
Large Cap Blend	Vanguard® VIF Total Stock Market Index Adviser: The Vanguard Group, Inc.	0.13%	25.95%	14.93%	11.29%
Specialty-Sector	Virtus Duff & Phelps Real Estate Securities Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Co.	1.17%	11.03%	8.55%	7.95%
Small Cap Growth	Virtus KAR Small-Cap Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	1.26%	19.70%	11.70%	13.85%
Multi-Sector Bond	Virtus Newfleet Multi-Sector Intermediate Bond Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Newfleet Asset Management	0.95%	8.69%	3.19%	2.94%
A-18

Investment Type	Fund Adviser/Sub-Adviser	Current Expenses[1]	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
International Equity	Virtus SGA International Growth Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Sustainable Growth Advisers, LP	1.16%	18.00%	8.80%	2.23%
Balanced/Asset Allocation	Virtus Tactical Allocation Series – Class A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management, LLC; Newfleet Asset Management	1.05%	22.22%	9.03%	5.87%
Mid Cap Growth	Voya MidCap Opportunities Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: Voya Investment Management Co. LLC	1.38%	23.37%	13.23%	9.49%
Specialty-Sector	VY® CBRE Global Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.49%	12.11%	5.72%	4.06%
Specialty-Sector	VY® CBRE Real Estate Portfolio – Class S2 Adviser: Voya Investments, LLC Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC	1.43%	13.86%	8.46%	7.27%
High Yield Bond	Western Asset Variable Global High Yield Bond – Class II Adviser: Franklin Templeton Fund Adviser, LLC Sub-Adviser: Western Asset Management Company, LLC; Western Asset Management Company Limited (London); Western Asset Management Company Pte. Ltd. (Singapore)	1.08%	9.96%	3.17%	2.63%
1
Certain Investment Portfolios and their investment advisers have entered into temporary expense reimbursement and/or fee waivers. Please see the Investment Portfolios’ prospectuses for additional information regarding these arrangements

2 This fund is no longer available for new transfers.
Optional Rider Investment Restrictions

There are no investment restrictions under the Contract. However, if you elected one of the optional riders listed in the table below, your Contract is impacted by investment allocations, as set forth below.
Rider No Longer Available
Rider	Investment Restriction	Investment Allocation Impact on Crediting Rate
6% Dollar for Dollar Guaranteed Minimum Income Benefit	N/A
The Company will credit a maximum rate of 3% for amounts
allocated to the Rydex VIF U.S. Government Money Market
Subaccount; however, you will still pay the full rider charge. All other investments will be credited at 6%.

A-19

APPENDIX B
Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010

6% Dollar for Dollar Guaranteed Minimum Income Benefit — (This rider was available for purchase ONLY prior to February 1, 2010) — Under this rider, we provide a future “safety net” by offering you the ability to receive guaranteed minimum fixed annuity payments when you annuitize. This means you will know the level of minimum income that will be available to you upon annuitization (the “Guaranteed Minimum Income Benefit”), regardless of fluctuating market conditions (and assuming you make withdrawals within a specified amount, as discussed below).
There are several important points for you to consider before purchasing the 6% Dollar for Dollar Guaranteed Minimum Income Benefit rider:
•
There is a ten-year waiting period before you can apply the Guaranteed Minimum Income Benefit to Annuity Payments. This rider may not be appropriate for you if you want to annuitize sooner or if you are over age 60 at issue and will be required to annuitize the Contract at age 70 ½ to meet federal minimum distribution requirements for Qualified Plans.
•
Because the annuity rates under the 6% Dollar for Dollar Guaranteed Minimum Income Benefit rider are based on conservative actuarial factors, the amount of lifetime income that the riders guarantee may be less than the amount of income that would be provided by applying your proceeds under the Contract to then-current annuity rates for the same Annuity Option. However, when you annuitize you are not required to apply the Guaranteed Minimum Income Benefit to receive Annuity Payments, and may instead apply your proceeds under the Contract to an Annuity Option at our then-current annuity rates.
•
Because you are not required to use the 6% Dollar for Dollar Guaranteed Minimum Income Benefit rider to receive Annuity Payments, and because you may never need to rely upon the Guaranteed Minimum Income Benefit, the benefit should be viewed as a payment “floor.” However, we will not refund charges paid for the rider if you do not receive the Guaranteed Minimum Income Benefit. Please consider that you may pay for the rider during the life of the Contract without receiving any of its benefits.
How do you calculate the Guaranteed Minimum Income Benefit? The Guaranteed Minimum Income Benefit is equal to:
•
Purchase Payments received during the three-year period that starts on the date the rider is issued (including any Credit Enhancements applied in connection with those Purchase Payments), less
•
any premium tax, less
•
an adjustment for withdrawals, increased
•
at an annual effective rate of interest of 6%.
Note:	There are some important points to understand about the interest we credit to the Guaranteed Minimum Income Benefit.
•
We take into account the timing of when we receive each Purchase Payment and when you make a withdrawal for purposes of determining when we credit interest under the Guaranteed Minimum Income Benefit calculation.
•
We only credit interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday. This rider may not be appropriate for you if you plan on electing an early Annuity Start Date or if the Annuitant is nearing his or her 80th birthday.
•
We credit a maximum rate of 3% for amounts allocated to the Rydex VIF U.S. Government Money Market Subaccount; however, you will still pay the full rider charge. You will not receive the benefit of the 6% rate in determining the Guaranteed Minimum Income Benefit for amounts in this Subaccount. We may add new Subaccounts in the future that will earn only the 3% rate in calculating the Guaranteed Minimum Income Benefit. Any such Subaccounts will be disclosed in this Prospectus.
What happens if I make withdrawals? You may withdraw up to a specified amount each Contract Year (the “Annual Limit”), without a proportional reduction in the Guaranteed Minimum Income Benefit.

•
This means that when you make a withdrawal that does not exceed the Annual Limit, we only reduce the Guaranteed Minimum Income Benefit as of the date of the withdrawal by the exact dollar amount of the withdrawal (including any applicable withdrawal charges, any Credit Enhancement forfeitures, and any premium tax charges).
The initial Annual Limit is equal to:
•
6% of the initial Purchase Payment (not including any Credit Enhancement) if you purchase this rider when you purchase the Contract.
•
6% of Contract Value if you purchase this rider on a Contract Anniversary.
The Annual Limit will remain the same each Contract Year unless you make additional Purchase Payments after we issue the rider or withdraw more than the Annual Limit.
Note:	You cannot carry over any portion of the Annual Limit that is not withdrawn during a Contract Year for withdrawal in a future Contract Year.
What happens if I make a withdrawal that exceeds the Annual Limit? If you make a withdrawal in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit, we will make a proportional reduction in the Guaranteed Minimum Income Benefit with regard to the excess withdrawal.
•
This means that when you make a withdrawal that exceeds the Annual Limit, we reduce the Guaranteed Minimum Income Benefit as follows:
•
first by any portion of the withdrawal that does not exceed the Annual Limit (including any applicable withdrawal charges, any Credit Enhancement forfeitures, and any premium tax charges), and
•
second by a percentage that equals (a) divided by (b), where:
a.
is the amount of the withdrawal that exceeds the Annual Limit, and
b.
is the Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit.
Note:
This rider may not be appropriate for you if you plan on taking withdrawals in excess of the
Annual Limit because such excess withdrawals may significantly reduce or eliminate the value of the Guaranteed Minimum Income Benefit. If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Limit, you will have to withdraw more than the Annual Limit to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Guaranteed Minimum Income Benefit. You should consult a tax adviser before purchasing the Guaranteed Minimum Income Benefit rider with a qualified contract.

We also will reduce the Annual Limit by a percentage that equals (a) divided by (b), where:
a.
is the amount of the withdrawal that exceeds the Annual Limit, and
b.
is the Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit.
The new Annual Limit will be the Annual Limit for all future Contract Years unless you make additional Purchase Payments or again withdraw more than the Annual Limit, which will require us to again adjust the Annual Limit.
What happens if I make Purchase Payments? We will increase the Annual Limit in an amount equal to 6% of any Purchase Payment you make after the rider is issued (not including any Credit Enhancement). Unless made during the first three years after the rider’s issue date, we will not increase the Guaranteed Minimum Income Benefit if you make additional Purchase Payments.
What happens when I annuitize? Beginning on the tenth anniversary of the date we issued the rider, you may apply the Guaranteed Minimum Income Benefit, less any applicable premium tax, to purchase a fixed Annuity under:
1.
Annuity Option 2,
2.
Annuity Option 4B, or
3.
the Alternate Benefit, as discussed below.

If you choose Annuity Option 2 or Annuity Option 4B:
•
You may purchase a fixed Annuity within the 30-day period following any Contract Anniversary that occurs on or after the 10th anniversary of the purchase date of the rider. This means that if you annuitize before the tenth anniversary, or at any time thereafter other than within the 30-day period following a Contract Anniversary, the Guaranteed Minimum Income Benefit is not available.
•
Option 2 provides annuity payments that will be made during the lifetime of the Annuitant with a 10 year period certain.
•
Option 4B provides annuity payments that will be made as long as either Annuitant is living with a 10 year period certain.
•
We base the annuity rates under the rider for these Options upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2%.
•
For more information, see the discussion of Option 2 and Option 4B under “Annuity Options.”
If you choose the Alternate Benefit:
•
The Alternate Benefit is available only on the tenth anniversary of the date we issued the rider and is not available thereafter. You may elect the Alternate Benefit by providing written notice to us within the 30-day period following the tenth anniversary of the date we issued the rider.
•
The Alternate Benefit provides for fixed Annuity payments on a monthly, quarterly, semiannual, or annual basis for a period of 15 years. Annuity payments are equal to the amount determined by dividing (a) by (b), where:
a.
is the Guaranteed Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax, and
b.
is the total number of payments, as set forth in the table below (the total number of payments is based upon whether the Owner elects monthly, quarterly, semiannual or annual payments):
Payment Frequency	Total Number of Payments
Monthly	180
Quarterly	60
Semiannual	30
Annual	15
Note:
Because payments are made over a specified period rather than for life, we calculate the
Alternate Benefit without using annuity rates. The Alternate Benefit represents the return of your Guaranteed Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax, over a period of 15 years without crediting interest on that amount.

•
We guarantee that the Alternate Benefit will be at least equal to an amount determined by applying the Guaranteed Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax, to Annuity Option 7 with a 15-year period certain. See the discussion of Option 7 under “Annuity Options.”
Are there age restrictions on purchasing this rider? On the date the rider was issued, the Annuitant must have been age 79 or younger.
Example 1. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Increases with Purchase Payments and Interest. Assume:
(i)
The Owner purchases the Contract with the 6% Dollar for Dollar Guaranteed Minimum Income Benefit.
(ii)
The initial Purchase Payment is $100,000.
(iii)
No Contract Value is allocated to Rydex VIF U.S. Government Money Market Subaccount.
(iv)
The Owner does not purchase a Credit Enhancement rider.
At the time the Contract is issued, the Minimum Income Benefit is $100,000, and the Annual Limit is $6,000 ($100,000 x 6%). 99 days after Contract issue, the Owner adds a Purchase Payment of $50,000 to the Contract. As a result of interest accrued over the 99 days since the initial Purchase Payment, immediately prior to the $50,000 Purchase Payment, the Minimum Income Benefit has increased to $101,593, calculated as follows:

Purchase Payment x (1 + Effective Annual Interest Rate)^Time Elapsed Since Purchase Payment
$100,000 x (1 + .06)(99/365)
$100,000 x 1.06(99/365) = $101,593
The increase in the Annual Limit is calculated as follows:
Annual Limit prior to Purchase Payment + (Purchase Payment x 6%)
$6,000 + ($50,000 x 6%)
$6,000 + $3,000 = $9,000
After the $50,000 Purchase Payment, the Minimum Income Benefit is $151,593 ($101,593 + $50,000), and the Annual Limit is $9,000.
Example 2. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Decreases as a Result of a Withdrawal.
Continuing from Example 1, the Owner takes a withdrawal of $19,000 a little over a year (376 days) after the $50,000 Purchase Payment. The Contract Value prior to the withdrawal is $159,000 and the Minimum Income Benefit prior to the withdrawal is $160,971 ($151,593 x 1.06(376/365)). After the withdrawal, the Minimum Income Benefit decreases as follows:
(Minimum Income Benefit prior to withdrawal - Annual Limit) x (1 - (Amount of withdrawal in excess of the Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
($160,971 - $9,000) x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$151,971 x (1 - ($10,000 / $150,000)) = $141,839.60
The decrease in the Annual Limit is calculated as follows:
Annual Limit prior to withdrawal x (1 - (Amount of withdrawal in excess of Annual Limit / Contract Value prior to withdrawal - Amount of withdrawal not in excess of the Annual Limit))
$9,000 x (1 - ($19,000 - $9,000) / ($159,000 - $9,000))
$9,000 x (1 - ($10,000 / $150,000)) = $8,400
After the $19,000 withdrawal, the Contract Value is $140,000 ($159,000 - $19,000), the Minimum Income Benefit is $141,839.60, and the Annual Limit is $8,400.
Example 3. How the 6% Dollar for Dollar Guaranteed Minimum Income Benefit is used at Annuitization.
Continuing from Example 2, the Owner decides to annuitize the Contract 20 days after the 10th Contract Anniversary. Approximately 3,197 days have elapsed since the last withdrawal of $19,000. The Owner has taken no other withdrawals and added no additional Purchase Payments to the Contract. The Owner chooses Annuity Option 2 and monthly annuity payments. At the time of annuitization, the year is 2020, and the Owner, a male, is age 72. The guaranteed rate per thousand for the 6% Guaranteed Minimum Income Benefit assuming life with 10 year period certain for a male aged 72 in 2020 is $5.39. As a result of accrued interest, the Minimum Income Benefit at the time of annuitization is $236,292.07 ($141,839.60 x (1.06(3197/365))). The guaranteed monthly annuity payment is calculated as follows:
(Minimum Income Benefit at Annuitization / $1,000) x Applicable guaranteed rate per thousand
($236,292.07 / $1,000) x $5.39
$236.29 x $5.39 = $1,273.61
Example 4. How Advisory Fee Withdrawals Reduce the 6% Dollar for Dollar Guaranteed Minimum Income Benefit.
Using the same assumptions from Example 3, 99 days after the Contract Date, a $1,000 advisory fee is withdrawn from the Contract. Prior to the withdrawal, the Contract Value is $100,000. At the time the Contract is issued, the initial Guaranteed Minimum Income Benefit is $100,000. Immediately prior to the withdrawal of the advisory fee, the Guaranteed Minimum Income Benefit would have grown to $101,593 ($100,000 x 1.06(99/365)). Assume there have been no other fees or withdrawals taken during the Contract Year. Thus, the $1,000 advisory fee is less than the remaining Annual Limit of $6,000. As a result of the advisory fee withdrawal, the Guaranteed Minimum Income Benefit is reduced dollar for dollar as follows:
Guaranteed Minimum Income Benefit Prior to Withdrawal - Advisory Fee Withdrawal Amount
$101,593 - $1,000 = $100,593
The remaining Annual Limit is also reduced dollar for dollar by the amount of the advisory fee withdrawal. Thus, after the advisory fee withdrawal, the remaining Annual Limit is $5,000 ($6,000 - $1,000) and the Guaranteed Minimum Income Benefit is $100,593.

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The Statement of Additional Information (SAI) contains additional information about the Contract, us, and the Separate Account, including financial statements. The SAI is dated the same date as this Prospectus and the SAI is incorporated by reference into this Prospectus. You may request a free copy of the SAI or submit inquiries about the Contract by writing the Company at its Administrative Office, P.O. Box 750497, Topeka, KS 66675-0497, by calling 1-800-888-2461 or by visiting us online at https://dfinview.com/SecurityBenefit/TAHD/814121281?site=PSBL.
You may also obtain reports and other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier C000042185

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued on or after April 18, 2011)
May 1, 2024
SBL Variable Annuity Account XIV
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the EliteDesigns Variable Annuity dated May 1, 2024, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
V6915C (PRS)
32-69150-03 2024/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2023, 2022, and 2021, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $813,931, $1,204,064, and $1,910,032, respectively. SDL passes through commissions it receives either to the SDL registered representatives involved in the sales process or to the Selling Broker-Dealers for their sales of the Contract, as applicable. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0%, and the administration charge of 0.25%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the
2

minimum mortality and expense risk charge and the administration charge, or if you have elected a rider, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Invesco V.I. Main Street Small Cap Fund® Subaccount and the Return of Premium Death Benefit Rider (with an annual charge of 0.35% for Contracts issued on or after December 28, 2012), the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.20%
Plus: Optional Rider Charge	+	0.35%
Less: Minimum Charge	-	0.00%
Excess Charge on an Annual Basis		0.55%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00466
Net Subaccount Adjustment Per Unit		$0.02034
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$101.70
The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Invesco V.I. Main Street Small Cap Fund® Subaccount as follows: $0.02034 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 10.196 Accumulation Units. On the Reinvestment Date, 10.196 Accumulation Units are added to Contract Value for a total of 5,010.196 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,010.196 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,976.70 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 0.30% during the Annuity Period. This charge is factored into the annuity unit values on each Valuation Date.
3

Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $7,000 (for 2024) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 (indexed for inflation beginning in 2024) for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2024) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2024) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $69,000 (for 2024). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Rydex VIF U.S. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Rydex VIF U.S. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Rydex VIF U.S. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk charge of 0.20%; (2) the highest Return of Premium Death Benefit Rider Charge of 0.35%; and (3) the administration charge of 0.25%.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate
4

Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of all fees and charges since the date of inception of the Separate Account or Subaccount.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis).
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2023, and for each of the specified periods ended December 31, 2023 and 2022, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1828 Walnut Street, Suite 04-100, Kansas City, Missouri, 64108-1840, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2023, and for each of the specified periods ended December 31, 2023 and 2022, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
5

ELITEDESIGNS® II VARIABLE ANNUITY
May 1, 2024
SBL Variable Annuity Account XIV
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the EliteDesigns II Variable Annuity dated May 1, 2024, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
V6915K (COMM)
32-69150-11 2024/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2023, 2022, and 2021, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $813,931, $1,204,064, and $1,910,032, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 1.00%, and the administration charge (which ranges from 0.25% to 0.65% depending on the Subaccount), on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount
2

adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the minimum mortality and expense risk charge and the administration charge, or if you have elected a rider, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Invesco V.I. Main Street Small Cap Fund® Subaccount and the Return of Premium Death Benefit Rider (with an annual charge of 0.35%), the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		1.20%
Plus: Optional Rider Charge	+	0.35%
Less: Minimum Charge	-	1.00%
Excess Charge on an Annual Basis		0.55%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00466
Net Subaccount Adjustment Per Unit		$0.02034
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$101.70
The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Invesco V.I. Main Street Small Cap Fund® Subaccount as follows: $0.02034 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 10.196 Accumulation Units. On the Reinvestment Date, 10.196 Accumulation Units are added to Contract Value for a total of 5,010.196 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,010.196 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,976.70 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 0.30% during the Annuity Period. This charge is factored into the annuity unit values on each Valuation Date.
3

Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $7,000 (for 2024) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 (indexed for inflation beginning in 2024) for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2024) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2024) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $69,000 (for 2024). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Rydex VIF U.S. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Rydex VIF U.S. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Rydex VIF U.S. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk charge of 1.20%; (2) the highest Return of Premium Death Benefit Rider Charge of 0.35%; and (3) the annual administration charge (which ranges from 0.25% to 0.65% depending on the Subaccount).
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate
4

Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of all fees and charges since the date of inception of the Separate Account or Subaccount.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis).
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2023, and for each of the specified periods ended December 31, 2023 and 2022, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1828 Walnut Street, Suite 04-100, Kansas City, Missouri, 64108-1840, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2023, and for each of the specified periods ended December 31, 2023 and 2022, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
5

ELITEDESIGNS® VARIABLE ANNUITY
(for Contracts issued before April 18, 2011)
May 1, 2024
SBL Variable Annuity Account XIV
Individual Flexible Purchase Payment Deferred Variable Annuity Contract
Statement of Additional Information
Issued By:	Mailing Address:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461 www.securitybenefit.com	Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus; it should be read in conjunction with the current Prospectus for the EliteDesigns Variable Annuity dated May 1, 2024, as it may be supplemented from time to time. A copy of the Prospectus may be obtained free of charge from the Company by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.
V6915A
32-69151-01 2024/05/01

1

General Information and History

The Company — The Company is a life insurance company that offers life insurance policies and annuity contracts, as well as financial and retirement services. The Company is organized under the laws of the State of Kansas and is admitted to do business in the District of Columbia and all states except for New York. It was originally organized as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Separate Account — The Company established SBL Variable Annuity Account XIV as a separate account under Kansas law on June 26, 2000. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Underwriter — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering. The Principal Underwriter for the Contract is Security Distributors, LLC (“SDL”), located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Company pays commissions to Selling Broker-Dealers through SDL in connection with sales of the Contract. During fiscal years 2023, 2022, and 2021, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $813,931, $1,204,064, and $1,910,032, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
General Information — For a description of the Contract, the Company, and the Separate Account, see the Prospectus for the Contract. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Non-Principal Risks of Investing in the Contract

All non-principal risks of purchasing the Contract are disclosed in the Prospectus in their related subject matter sections.
Custodian

The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0%, and the administration charge of 0.25%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming you owe a charge above the
2

minimum mortality and expense risk charge and the administration charge, or if you have elected a rider, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.
the amount of subaccount adjustment per Accumulation Unit; times
2.
the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.
the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Invesco V.I. Main Street Small Cap Fund® Subaccount and the Return of Premium Death Benefit Rider, the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.20%
Plus: Optional Rider Charge	+	0.35%
Less: Minimum Charge	-	0.00%
Excess Charge on an Annual Basis		0.55%
Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date	-	$9.975
Gross Subaccount Adjustment Per Unit		$0.025
Less: Excess Charge Per Unit	-	$0.00466
Net Subaccount Adjustment Per Unit		$0.02034
Times: Number of Accumulation Units	x	5,000
Net Subaccount Adjustment Amount		$101.70
The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Invesco V.I. Main Street Small Cap Fund® Subaccount as follows: $0.02034 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 10.196 Accumulation Units. On the Reinvestment Date, 10.196 Accumulation Units are added to Contract Value for a total of 5,010.196 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,010.196 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,976.70 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 0.30% during the Annuity Period. This charge is factored into the annuity unit values on each Valuation Date.
3

Limits on Purchase Payments Paid Under Tax-Qualified Retirement Plans

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $7,000 (for 2024) or (ii) 100% of the individual’s taxable compensation.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 (indexed for inflation beginning in 2024) for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2024) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $7,000 or $8,000 if age 50 or older (for 2024) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $69,000 (for 2024). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Rydex VIF U.S. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Rydex VIF U.S. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Rydex VIF U.S. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) the maximum mortality and expense risk and optional rider charges of 1.45%; (2) the administration charge of 0.25%; and (3) the contingent deferred sales charge.
Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume a surrender and that do not reflect deduction of the contingent deferred sales charge; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge, if reflected, would lower the
4

Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to that Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Yields and total returns do not reflect any advisory fees paid to financial intermediaries from your Contract Value or other assets. If such charges were reflected, performance would be lower.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Underlying Funds serve as investment vehicles might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners, including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2023, and for each of the specified periods ended December 31, 2023 and 2022, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst  & Young  LLP, 1828 Walnut Street, Suite 04-100, Kansas City, Missouri, 64108-1840, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2023, and for each of the specified periods ended December 31, 2023 and 2022, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.
5

The consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
6

CONSOLIDATED FINANCIAL STATEMENTS

Security Benefit Life Insurance Company and Subsidiaries

Years Ended December 31, 2023, 2022 and 2021

With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Financial Statements

Years Ended December 31, 2023, 2022, and 2021

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

Opinion

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company), which comprise the consolidated balance sheets as of December 31, 2023 and 2022, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2023, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

A member firm of Ernst & Young Global Limited	1

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 26, 2024

A member firm of Ernst & Young Global Limited	2

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets

	December 31,
	2023	2022
	(In Thousands, except as noted)
Assets
Investments:
Fixed maturities, available for sale ($40,239.2 million and $35,049.9 million in amortized cost for 2023 and 2022, respectively; includes $1,961.4 million and $1,815.7 million related to consolidated variable interest entities for 2023 and 2022, respectively; includes $8.1 million in credit loss allowances for 2023)	$39,589,948	$33,044,201
Fixed maturities, trading	95,862	51,955
Equity securities at fair value	703,317	610,428
Notes receivable from related parties	995,715	1,692,107
Mortgage loans	787,674	785,987
Policy loans	64,371	66,308
Cash and cash equivalents (includes $30.3 million and $10.9 million related to consolidated variable interest entities for 2023 and 2022, respectively)	1,552,939	1,276,213
Short-term investments	160,883	692,835
Call options	759,014	330,501
Other invested assets	1,772,410	2,383,387

Total investments	46,482,133	40,933,922
Accrued investment income (includes $36.4 million and $24.8 million related to consolidated variable interest entities for 2023 and 2022, respectively)	795,032	689,023
Accounts receivable	360,985	320,205
Reinsurance recoverable	9,358,717	7,481,844
Deferred income tax asset	99,757	141,163
Property and equipment, net	48,027	47,107
Deferred policy acquisition costs	1,352,451	1,301,251
Deferred sales inducement costs	506,915	385,580
Value of business acquired	951,486	1,168,312
Goodwill	96,941	96,941
Other assets	227,191	272,469
Separate account assets	5,625,096	5,131,121

Total assets	$65,904,731	$57,968,938

See accompanying notes.

3

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets (continued)

	December 31,
	2023	2022
	(In Thousands, except as noted)
Liabilities and stockholder’s equity
Liabilities:
Policy reserves and annuity account values	$41,794,451	$38,249,148
Funds withheld and held liability	7,758,490	5,680,690
Accounts payable and accrued expenses	122,633	120,945
Surplus notes	114,299	115,367
Debt from consolidated variable interest entities	237,533	148,779
Option collateral	647,922	512,640
Other liabilities	551,148	508,232
Repurchase agreements	1,012,497	900,379
Separate account liabilities	5,625,096	5,131,121

Total liabilities	57,864,069	51,367,301
Stockholder’s equity:
Common stock (1)	7,000	7,000
Additional paid-in capital	4,394,107	3,959,107
Accumulated other comprehensive income (loss)	(230,289)	(902,354)
Retained earnings	3,869,844	3,537,884

Total stockholder’s equity	8,040,662	6,601,637

Total liabilities and stockholder’s equity	$65,904,731	$57,968,938

(1)	$10 par value, 1,000,000 shares authorized, 700,000 issued and outstanding

See accompanying notes.

4

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Operations

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Revenues:
Net investment income	$2,695,803	$2,038,760	$1,943,765
Asset-based and administrative fees	66,893	69,912	80,086
Other product charges	245,274	237,203	235,928
Change in fair value of options, futures and swaps	184,326	(688,811)	605,835
Investment related gains (losses)	(85,647)	242,064	379,814
Other revenues	131,493	113,888	93,943

Total revenues	3,238,142	2,013,016	3,339,371
Benefits and expenses:
Index credits and interest credited to account balances	586,521	404,318	921,703
Change in fixed index annuity embedded derivative and related benefits	377,405	(354,962)	(139,349)
Other benefits	468,916	129,991	413,350

Total benefits	1,432,842	179,347	1,195,704
Commissions and other operating expenses	396,857	395,928	396,253
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired	390,073	88,617	387,607
Interest expense	158,168	81,044	9,192

Total benefits and expenses	2,377,940	744,936	1,988,756

Income before income tax expense	860,202	1,268,080	1,350,615
Income tax expense	173,330	253,202	277,626

Net income	$686,872	$1,014,878	$1,072,989

See accompanying notes.

5

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Comprehensive Income

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Net income	$686,872	$1,014,878	$1,072,989
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on available for sale securities	1,002,838	(1,755,789)	213,018
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business acquired and deferred sales inducement costs	(161,726)	347,925	(33,742)
Policy reserves and annuity account values	(169,047)	265,096	(49,633)

Total other comprehensive income (loss), net of tax	672,065	(1,142,768)	129,643

Comprehensive income (loss)	$1,358,937	$(127,890)	$1,202,632

See accompanying notes.

6

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total
	(In Thousands)
Balance at January 1, 2021	$7,000	$3,459,107	$110,771	$1,550,017	$5,126,895
Net income	—	—	—	1,072,989	1,072,989
Other comprehensive income (loss), net	—	—	129,643	—	129,643
Contribution from parent	—	200,000	—	—	200,000

Balance at December 31, 2021	7,000	3,659,107	240,414	2,623,006	6,529,527
Net income	—	—	—	1,014,878	1,014,878
Other comprehensive income (loss), net	—	—	(1,142,768)	—	(1,142,768)
Contribution from parent	—	300,000	—	—	300,000
Dividends paid	—	—	—	(100,000)	(100,000)

Balance at December 31, 2022	7,000	3,959,107	(902,354)	3,537,884	6,601,637
Net income	—	—	—	686,872	686,872
Other comprehensive income (loss), net	—	—	672,065	—	672,065
Adoption of new accounting standards [1]	—	—	—	(4,912)	(4,912)
Contribution from parent	—	435,000	—	—	435,000
Dividends paid	—	—	—	(350,000)	(350,000)

Balance at December 31, 2023	$7,000	$4,394,107	$(230,289)	$3,869,844	$8,040,662

[1]

Effective January 1, 2023, the Company adopted ASU 2016-13, Financial Instruments - Credit Losses, Measurement of Credit Losses on Financial Instruments, as clarified and amended by ASU 2019-04, Codification Improvements to Topic 326; ASU 2019-05 Financial Instruments - Credit Losses (Topic 326): Targeted Relief; and ASU 2019-11, Codification Improvements to Topic 326, Financial Instruments - Credit Losses.

See accompanying notes.

7

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Operating activities
Net income	$686,872	$1,014,878	$1,072,989
Adjustments to reconcile net income to net cash and cash equivalents provided by (used in) operating activities:
Index credits and interest credited to account balances	586,521	404,318	921,703
Policy acquisition costs deferred	(366,519)	(336,381)	(197,024)
Amortization of deferred policy acquisition costs, deferred sales inducement costs, and value of business acquired	390,073	88,617	387,607
Investment related losses (gains)	85,647	(242,064)	(379,814)
Change in fair value of options, futures and swaps	(184,326)	688,811	(605,835)
Change in fixed index annuity embedded derivative and related benefits	377,405	(354,962)	(139,349)
Amortization of investment premiums and discounts	(54,087)	(24,163)	(53,590)
Depreciation and amortization	12,342	11,902	11,776
Change in reinsurance activity, net	2,077,799	251,166	72,964
Deferred income taxes	(135,938)	(7,709)	127,657
Change in annuity guarantees	423,126	112,284	419,244
Change in accounts receivable	23,027	169,750	(374,136)
Change in investment income due and accrued	(431,741)	(189,574)	(357,901)
Change in accounts payable	7,280	(47,408)	1,410
Change in other liabilities	92,781	127,918	16,067
Other changes in operating assets and liabilities	(333,778)	(55,525)	21,942

Net cash and cash equivalents provided by (used in) operating activities	3,256,484	1,611,858	945,710
Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	8,021,523	9,295,573	13,537,160
Mortgage loans	103,769	296,179	406,236
Call options	228,232	166,257	665,519
Notes receivable from related parties	3,788,848	6,609,085	4,930,847
Net sales (purchases) of fixed maturities, trading	(35,834)	(10,130)	25,692
Other invested assets	868,683	445,505	412,203

	12,975,221	16,802,469	19,977,657
Acquisitions of investments:
Fixed maturities available for sale	(12,723,875)	(12,598,386)	(15,511,898)
Mortgage loans	(100,406)	(127,675)	(161,497)
Call options	(377,257)	(581,798)	(20,000)
Notes receivable from related parties	(3,086,017)	(5,511,951)	(6,404,040)
Net sales (purchases) of equity securities at fair value	(49,388)	(74,556)	(223,989)
Other invested assets	(378,225)	(419,557)	(1,027,994)

	(16,715,168)	(19,313,923)	(23,349,418)

See accompanying notes.

8

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (continued)

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Net sales (purchases) of property and equipment	$(3,377)	$(677)	$(61)
Net sales (purchases) of short-term investments	547,351	(206,459)	(446,609)
Net decrease (increase) in policy loans	1,936	2,078	46

Net cash and cash equivalents provided by (used in) investing activities	(3,194,037)	(2,716,512)	(3,818,385)
Financing activities
Payments on surplus notes, notes payable related to commission assignments, mortgage debt, and debt from consolidated VIEs	88,754	(45,527)	194,157
Capital contribution from parent	435,000	300,000	200,000
Dividends paid to parent	(350,000)	(100,000)	—
Net change in repurchase agreements	112,119	854,704	45,674
Deposits to annuity account balances	4,132,870	3,800,712	4,495,259
Withdrawals from annuity account balances	(4,204,464)	(3,218,339)	(2,484,084)

Net cash and cash equivalents provided by (used in) financing activities	214,279	1,591,550	2,451,006

Increase (decrease) in cash and cash equivalents	276,726	486,896	(421,669)
Cash and cash equivalents at beginning of period	1,276,213	789,317	1,210,986

Cash and cash equivalents at end of period	$1,552,939	$1,276,213	$789,317

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$60,645	$44,634	$8,472

Income taxes	$321,301	$266,000	$139,100

Supplemental disclosure of non-cash information
Cash received in the prior year for policies issued in the current year	$81,441	$14,167	$14,167

Securities purchased not yet settled in cash	$(49,760)	$(54,135)	$(159,599)

Securities sold not yet settled in cash	$110,914	$47,107	$32,036

Accrued interest paid in kind	$382,913	$354,044	$224,226

See accompanying notes.

9

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2023, 2022 and 2021

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies

Nature of Operations

The operations of Security Benefit Life Insurance Company (SBLIC), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as SBLIC, the Company, or we), consist primarily of marketing and distributing annuities, retirement plans, and other related products throughout the United States. Security Distributors, LLC (SD), a subsidiary of SBLIC, is a registered broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority. The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company’s expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.

The Company offers a diversified portfolio of products comprised primarily of individual annuities, including fixed, fixed index, and variable annuities. The Company’s annuities are offered on a non-tax-qualified basis and on a tax-qualified basis as IRAs and 403(b) contracts.

Basis of Presentation

The consolidated financial statements include the operations and accounts of SBLIC and its subsidiaries, SD; SAILES 2, LLC (SAILES); Sixth Avenue Reinsurance Company (SARC); Bentley Park, LLC, Chisholm Trail, LLC; Coronado Heights, LLC; Hawk Trail, LLC; Monarch Field, LLC; Pinckney Holdings, LLC; Ripley Park, LLC; SB IIS Co., LLC; SB ISH, LLC; Shamrock Valley, LLC; Triple 8, LLC; IDF VI, LLC; IDF V, LLC; SecBen GBM Investco, LLC; FHI Investor, LLC; and the consolidated VIEs (see Note 3). All intercompany accounts and transactions have been eliminated in the consolidation.

Use of Estimates

The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. Significant estimates and assumptions include the valuation of investments; valuation of over-the-counter derivative financial instruments; determination of investment impairments and valuation allowances; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business acquired (VOBA); calculation of liabilities for future policy benefits; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.

10

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Significant Accounting Policies

Investments

Fixed maturity investments include bonds, asset-backed securities, and redeemable preferred stock. Fixed maturity investments are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss (AOCI) in the consolidated balance sheets, net of cumulative adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values and applicable income taxes. The adjustment related to DAC, DSI, VOBA, and policy reserves and annuity account values represents the impact from treating the unrealized gains or losses as if they were realized.

The Company classified as trading or elected the fair value option for certain fixed maturity securities that are segregated to support certain funds withheld reinsurance liabilities (see Note 10). The change in fair value of these financial instruments is recognized as a component of investment related gains (losses) in the consolidated statements of operations.

Equity securities include mutual funds, common stock, and non-redeemable preferred stock. Equity investments not accounted for under the equity method of accounting or the measurement alternative are carried at fair value, with related unrealized gains and losses recognized as a component of the investment related gains (losses) in the consolidated statements of operations.

The Company has a variable interest in various types of securitization entities, which are deemed VIEs. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Accordingly, the Company would not consolidate a VIE when it is not the primary beneficiary. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a variable interest.

11

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees.

Realized capital gains and losses on sales of investments are determined using the specific identification method. Unrealized capital gains and losses related to trading securities are reported as a component of investment related gains (losses) in the consolidated statements of operations. Beginning in 2023, credit losses are also reported within investment related gains (losses) in the consolidated statements of operations. Prior to 2023, other than temporary impairments (OTTIs) were reported separately in the consolidated statement of operations.

Upon the adoption of ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments in 2023, the Company’s new process for evaluating fixed maturity securities helps with identifying which securities may require an allowance for credit loss. This process involves monitoring market events that could affect issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

Each reporting period, all securities in an unrealized loss position are reviewed to determine whether a decline in value is due to credit risk. Relevant facts and circumstances considered include: (1) the extent the fair value is below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events and (4) for structured securities, the adequacy of the expected cash flows. To the extent the Company determines an unrealized loss is due to credit risk, an allowance for credit loss is recognized through a reduction to net income.

12

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The credit loss component of a structured security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The structured securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees. The Company does not measure a credit loss allowance on accrued interest receivable because we write off the accrued interest receivable balance to net investment income in a timely manner when we have concern regarding collectability.

Amounts in fixed maturities, available for sale deemed uncollectible are written off and removed from the allowance for credit loss. A write-off may also occur if the Company intends to sell a security or whether it is more likely than not that the Company will be required to sell the security before the recovery of its amortized cost, which in some cases, may extend to maturity. Any additional impairment, other than for credit loss, is recorded as a component of other comprehensive income (OCI), net of income taxes.

Prior to the adoption of authoritative guidance in 2023, to the extent the Company determined that an equity security accounted for under the measurement alternative or equity method of accounting was deemed other-than-temporarily impaired, the difference between carrying value and fair value was charged to earnings. For debt securities, if the Company intended to sell the security or it was more likely than not the Company would be required to sell the security before the recovery of the amortized cost basis, the Company recognized an OTTI equal to the difference between the amortized cost and fair value in net income. For debt securities where the Company did not expect to recover the amortized cost basis, and the Company did not plan to sell nor was it more likely than not that the Company would be required to sell before recovery of the amortized cost basis, the Company bifurcated the OTTI and reports the credit portion of the loss recognized in net income, and the noncredit portion was recognized in OCI.

Also prior to 2023, the credit loss component of a structured security impairment was estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows varied depending on the type of security. For fixed rate securities, the present value was determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value was determined using the best estimate cash flows discounted at the variable rate that existed as of the date the cash flow estimate was made. The structured securities cash flow estimates were based on bond-specific facts and circumstances that may have included collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees.

13

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Commercial and residential mortgage loans are generally reported at cost, adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income in the consolidated statements of operations. Any change in the mortgage loan valuation allowances are reported in investment related gains (losses) on the consolidated statements of operations. See Note 2 for details regarding the valuation allowance.

Policy loans are reported at unpaid principal.

Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

The Company has agreed to provide a loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee on unfunded amounts and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 15.

Asset and Liability Derivatives

The Company hedges certain exposures to equity market risk, foreign exchange risk, and interest rate risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability on the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting treatment but that are economic hedges, the gain or loss is recognized in net income in the consolidated statements of operations.

14

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

The Company issues certain products and periodically enters into certain transactions that contain a derivative that is embedded in the product or the transaction, and must be accounted for under Accounting Standards Codification (ASC) 815, Derivatives and Hedging (ASC 815). Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument on the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized as a component of change in fixed index annuity embedded derivative and related benefits in the consolidated statements of operations.

The Company formerly entered into agreements with insurance companies to identify and recommend producers for annuity contracts, deliver annuity contracts, collect the first premium, and service the business on behalf of the insurance company. The Company paid heaped commissions to field producers and recorded commission receivable for the subsequent receipt of monthly level commissions from the insurance companies for annuity contracts that continued to be inforce policies over a period of time. The commission receivable is comprised of the base level commission payments (the Host Contract) and a commission assignment embedded derivative (the Lapse Risk). In accordance with ASC 815, the Lapse Risk is separated from the Host Contract and accounted for as a derivative instrument. The Lapse Risk is recorded at fair value with the change in unrealized gain (loss) related to lapse-risk recognized as a component of other benefits in the consolidated statements of operations.

The Company is party to both bilateral and tri-party agreements with certain derivative instrument counterparties which require the posting of collateral when the market value of the derivative instrument exceeds the cost of the instrument, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties under bilateral agreements is reported on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments, with a corresponding liability reported in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. Collateral posted under the tri-party arrangement is not reflected on the consolidated balance sheets.

15

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired

To the extent recoverable from future policy revenues and gross profits, incremental direct costs of contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments, full surrenders, partial withdrawal of account value, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

For insurance and annuity contracts, policyholders may desire different product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of a new contract. Any DAC or DSI associated with the original contract is written off. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.

DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.

VOBA is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed in a life insurance company acquisition. VOBA is amortized using the same methodology and assumptions used to amortize DAC.

16

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Goodwill

Goodwill is recognized as the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. If the fair value of the reporting unit is lower than the reporting unit’s carrying value, goodwill is written down; and a charge is reported in the consolidated statements of operations.

Property and Equipment

Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 39 years.

Separate Accounts

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account contract holders of the Company are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues from charges on separate account products consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed benefit feature.

17

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Policy Reserves and Annuity Account Values

Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated with interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Interest crediting rates ranged from 1.0% to 7.0% during each of the years 2023, 2022, and 2021. Policy reserves are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.

The Company offers fixed index annuity products with returns linked to the performance of certain indices. The Company formerly offered a guaranteed lifetime withdrawal benefit (GLWB) and a GMDB on the fixed index annuity products, of which policyholders could only elect one per policy. The GLWB and GMDB guarantees are accounted for as benefit reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.

18

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Reinsurance Agreements

The Company utilizes reinsurance agreements to manage certain risks associated with its annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits, and settlement expenses are reported net of reinsurance ceded, whereas policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for in a manner consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.

Deferred Income Taxes

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.

The realization of deferred tax assets related to unrealized loss on available for sale fixed maturity securities is based on the Company’s ability to hold the securities for a period of time sufficient to allow for the recovery of the value.

Recognition of Revenues

Interest income and dividends, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces an effective yield. For structured securities, included in the fixed maturity available for sale securities portfolios, the amortization/accretion of premiums and discounts incorporate prepayment

19

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

assumptions to produce a constant yield over the expected life of the security. When actual prepayments differ significantly from originally anticipated prepayments, the accretable yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured securities other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in net investment income.

Revenues from Contracts with Customers

The Company accounts for its revenue in accordance with ASC 606. The Company has two revenue streams that are recognized in accordance with ASC 606: distribution revenue and shareholder administrative service revenue.

Distribution Revenue

SD enters into distribution and underwriting arrangements with various unaffiliated mutual fund companies. The Company primarily receives distribution fees paid by the fund over time. The performance obligation is the sale of securities to investors, which is fulfilled on the trade date.

Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time, as well as the length of time the investor remains in the fund, both of which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund and investor activity is known, which are usually at month end or quarter end. Distribution Revenue for the years ended December 31, 2023, 2022 and 2021 amounted to $20.4 million, $20.7 million, and $23.8 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

Shareholder Administrative Service Revenue

SBLIC enters into agreements with unaffiliated investment vehicles for the provision of services such as sub-transfer agency, record keeping and various shareholder administrative services. Management considers these as a series of distinct services, but as a single performance obligation because they are not separable and not distinct within the context of the contract and are highly interrelated. They have

20

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

the same pattern of transfer (i.e., transfer to customers over time) and use the same method to measure progress (i.e., time based measure of progress). The Company primarily receives fees paid by the fund or its affiliates over time. The performance obligation is the completion of those services. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund is known, which are usually monthly or quarterly. Service fee revenue for the years ended December 31, 2023, 2022, and 2021 amounted to $8.8 million, $9.4 million, and $10.8 million, respectively, and is included in the consolidated statements of operations in asset-based and administrative fees.

The Company evaluates the need for a credit loss allowance for accounts receivable that it believes will not be collected in full. There was no allowance for credit losses at December 31, 2023 or 2022.

Recently Issued Accounting Pronouncements

In August 2018, the FASB issued ASU 2018-12, Financial Services-Insurance (Topic 944) Targeted Improvements to the Accounting for Long-Duration Contracts. This amendment improves four areas to the accounting for long-duration contracts:

(1) Assumptions used to measure the liability for future policy benefits for traditional and limited-payment contracts. The amendments in this update require an insurance entity to (a) review and, if there is a change, update the assumptions used to measure cash flows at least annually and (b) update the discount rate assumption at each reporting date. The provision for risk of adverse deviation and premium deficiency (or loss recognition) testing are eliminated. The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income. The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income. The amendments require that an insurance entity discount expected future cash flows at an upper-medium grade (low-credit-risk) fixed-income instrument yield that maximizes the use of observable market inputs.

21

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

(2) Measurement of market risk benefits. The amendments require that an insurance entity measure all market risk benefits associated with deposit (or account balance) contracts at fair value. The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.

(3) Amortization of deferred acquisition costs. The amendments simplify the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins and require that those balances be amortized on a constant level basis over the expected term of the related contracts. Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.

(4) Disclosures. The amendments require that an insurance entity provide aggregated roll forwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs. The amendments also require that an insurance entity disclose information about significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.

The standard is effective January 1, 2025 for the Company, with early adoption permitted. The guidance is to be applied as of the earliest period presented in the financial statements. Management is evaluating the impact of this ASU to its consolidated financial statements upon adoption of this standard in 2025.

In December 2023, the FASB issued ASU 2023-09, Improvements to Income Tax Disclosures. This update revise certain disclosures on income taxes including rate reconciliation, income taxes paid, and certain amendments on disaggregation by federal, state and foreign taxes. The guidance is effective for annual periods beginning on January 1, 2026 for the Company. Early adoption is permitted. Management is evaluating the impact of this ASU to its consolidated financial statements upon adoption of this standard in 2026.

22

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

Recently Adopted Accounting Pronouncements

In June 2016, the Financial Accounting Standards Board (FASB) issued ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments. Under this guidance, the incurred loss impairment methodology used for loans and other financial instruments was replaced by a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information concerning credit loss estimates. The identification of purchase credit deteriorated (PCD) financial assets includes all assets that have experienced a more-than-insignificant deterioration in credit since origination. Additionally, changes in the expected cash flows of PCD financial assets are recognized immediately in the income statement. AFS securities are not in scope of the new credit loss model, but were subject to targeted improvements including the establishment of a valuation allowance for credit losses versus the previous direct write down approach. We adopted this update effective January 1, 2023 on a modified retrospective approach with a cumulative-effect adjustment that decreased retained earnings by $4.9 million, net of tax. The adjustment to retained earnings primarily relates to unfunded commitments, commercial loans, and reinsurance recoverable.

Reclassifications

Certain prior period amounts in the consolidated statements of operations have been reclassified to conform to the current period’s presentation. Changes were made to the classification of net realized / unrealized gains (losses), excluding impairment losses on available for sale securities and total other-than-temporary impairment losses on available for sale securities and other invested assets from 2022 and 2021. These are now classified as investment related gains (losses).

23

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments

Fixed Maturity Investments and Equity Securities

Information as to the amortized cost, allowance for credit losses, gross unrealized gains and losses, and fair values, of the Company’s portfolio of fixed maturity investments classified as available for sale, is presented below. Prior to the adoption of authoritative guidance in 2023, OTTIs in AOCI represent interest rate related unrealized losses on securities not recognized in earnings at the time at which a credit related OTTI was recorded. These unrealized losses are the difference between fair value and net present value of future expected cash flows at the time of impairment.

	December 31, 2023
	Cost/ Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$37,870	$—	$98	$2,557	$35,411
Obligations of government-sponsored enterprises	572,981	—	5,983	9,543	569,421
Corporate	22,671,069	1,062	202,165	500,962	22,371,210
Municipal obligations	18,080	—	54	618	17,516
Commercial mortgage-backed	51,196	7,089	563	2,320	42,350
Residential mortgage-backed	17,367	—	64	1,381	16,050
Collateralized debt obligations	6,718	—	1,295	152	7,861
Collateralized loan obligations	14,445,904	—	193,794	453,838	14,185,860
Redeemable preferred stock	24,029	—	—	716	23,313
Other asset backed	2,393,988	—	3,896	76,928	2,320,956

Total fixed maturity investments	$40,239,202	$8,151	$407,912	$1,049,015	$39,589,948

24

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2022
	Cost/ Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTIs in AOCI
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	$47,174	$8	$3,205	$43,977	$—
Obligations of government-sponsored enterprises	130,282	101	12,549	117,834	—
Corporate	19,399,960	45,272	862,100	18,583,132	—
Municipal obligations	18,455	149	2,489	16,115	—
Commercial mortgage-backed	61,458	770	7,209	55,019	—
Residential mortgage-backed	15,830	7	1,580	14,257	—
Collateralized debt obligations	6,618	1,381	194	7,805	—
Collateralized loan obligations	13,287,384	188,596	1,220,784	12,255,196	(7,490)
Redeemable preferred stock	24,120	—	3,470	20,650	—
Other asset backed	2,058,628	5,486	133,898	1,930,216	—

Total fixed maturity investments	$35,049,909	$241,770	$2,247,478	$33,044,201	$(7,490)

25

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The amortized cost and fair value of fixed maturity investments at December 31, 2023, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties.

	Available for Sale
	Amortized Cost	Fair Value
	(In Thousands)
Due one year or less	$4,184,069	$4,154,068
Due after one year through five years	14,903,076	14,724,189
Due after five years through ten years	2,412,711	2,357,528
Due after ten years	1,232,477	1,188,353
Structured securities with variable principal payments	17,506,869	17,165,810

	$40,239,202	$39,589,948

26

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

For fixed maturity investments classified as available for sale with unrealized losses, for which an allowance for credit loss has not been recorded, as of December 31, 2023 and 2022, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2023
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$352	$8	$32,327	$2,549	$32,679	$2,557
Obligations of government-sponsored enterprises	107,410	469	93,077	9,074	200,487	9,543
Corporate	7,013,346	326,059	6,480,605	174,994	13,493,951	501,053
Municipal obligations	(2,542)	(130)	7,443	914	4,901	784
Commercial mortgage-backed	8,466	2,256	29,554	7,153	38,020	9,409
Residential mortgage-backed	357	—	9,838	1,380	10,195	1,380
Collateralized debt obligations	—	—	2,823	152	2,823	152
Collateralized loan obligations	772,905	30,743	7,042,687	423,125	7,815,592	453,868
Redeemable preferred stock	—	—	23,313	716	23,313	716
Other asset backed	150,941	4,903	924,005	72,025	1,074,946	76,928

Total fixed maturity investments, available for sale	$8,051,235	$364,308	$14,645,672	$692,082	$22,696,907	$1,056,390

Number of securities with unrealized losses		1,260		2,712		3,972
Percent investment grade (AAA through BBB-)		74%		76%		75%

27

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2022
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S. government corporations and agencies	$42,349	$3,184	$158	$21	$42,507	$3,205
Obligations of government-sponsored enterprises	102,816	9,348	9,694	3,201	112,510	12,549
Corporate	14,565,081	756,379	849,748	105,721	15,414,829	862,100
Municipal obligations	12,736	2,393	357	96	13,093	2,489
Commercial mortgage-backed	32,349	5,260	14,801	1,949	47,150	7,209
Residential mortgage-backed	12,642	1,107	1,261	473	13,903	1,580
Collateralized debt obligations	2,396	104	380	90	2,776	194
Collateralized loan obligations	6,799,303	497,958	3,886,489	722,826	10,685,792	1,220,784
Redeemable preferred stock	20,650	3,470	—	—	20,650	3,470
Other asset backed	782,814	50,373	958,425	83,525	1,741,239	133,898

Total fixed maturity investments, available for sale	$22,373,136	$1,329,576	$5,721,313	$917,902	$28,094,449	$2,247,478

Number of securities with unrealized losses		1,222		571		1,793
Percent investment grade (AAA through BBB-)		81%		80%		80%

The unrealized losses on the fixed maturity investments in the table above can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. The Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of its amortized cost basis, which may be maturity. Based on that evaluation and the Company’s ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company did not record an allowance for credit loss on these securities at December 31, 2023 and did not consider those investments to be other-than-temporarily impaired at December 31, 2022.

The Company closely monitors those securities where credit loss concerns may exist by considering relevant facts and circumstances to evaluate whether changes are necessary to the allowance for credit loss of the security. Prior to 2023, the Company monitored those securities where an impairment concern existed.

28

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

A rollforward of the allowance for credit loss by major security type was as follows:

	December 31, 2023
	Beginning balance	Initial credit loss	Securities sold during the period	Securities intended to be sold prior to the recovery of amortized cost basis	Additions (reductions) to previously impaired securities	Ending balance	Accrued interest written off to net investment income
	(In Thousands)
Fixed maturity investments, available for sale:
Corporate	$—	$1,151	$(1,151)	$—	$1,062	$1,062	$—
Commercial mortgage-backed	—	7,089	—	—	—	7,089	—

Total fixed maturity investments, available for sale	$—	$8,240	$(1,151)	$—	$1,062	$8,151	$—

The following table provides a rollforward of credit losses recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the years ended:

	Year Ended December 31,
	2022	2021
	(In Thousands)
Balance at beginning of period	$(9,815)	$(15,204)
Credit losses for which an other-than-temporary impairment was not previously recognized	—	(683)
Reduction for securities sold during the year or intended to be sold	176	6,072
Additional credit loss impairments on securities previously impaired	(968)	—

Balance at end of period	$(10,607)	$(9,815)

29

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Major categories of net investment income are summarized as follows for the years ended:

	Year Ended December 31
	2023	2022	2021
	(In Thousands)
Interest on fixed maturity investments available for sale	$2,838,826	$2,000,990	$1,553,925
Interest on fixed maturity investments, trading	4,094	2,473	2,709
Interest on notes receivable from related parties	126,366	187,777	88,499
Dividends on equity securities at fair value	45,657	25,930	34,202
Interest on mortgage loans	64,590	65,045	84,534
Interest on policy loans	2,621	2,613	2,767
Interest on short-term investments	109,102	73,020	43,331
Investment income on cash and cash equivalents	53,373	11,651	2,393
Income on equity method accounting adjustments	80,456	82,281	233,655
Other	34,975	19,783	(2,015)

Total investment income	3,360,060	2,471,563	2,044,000
Less:
Investment expenses	154,509	110,658	80,031
Cede to reinsurer	509,748	322,145	20,204

Net investment income	2,695,803	2,038,760	1,943,765

Proceeds from sales of fixed maturity investments available for sale and realized gains and losses are as follows for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Proceeds from sales	3,599,826	$3,665,659	$2,044,326
Gross realized gains	239,736	14,536	242,534
Gross realized losses	44,418	41,816	5,934

30

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Investment related gains (losses), net of ceded reinsurance gains, consist of the following for the years ended:

	Year Ended December 31,

	2023	2022	2021
	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturity investments	195,131	$(27,796)	$236,670

Total realized gains (losses), available for sale	195,131	(27,796)	236,670
Realized/unrealized gains (losses), other invested assets	(20,307)	(62,091)	70,356
Net realized/unrealized gains (losses), fixed maturity investments, trading and fair value option	11,832	(16,191)	(1,369)
Other realized/unrealized gains (losses):
Foreign currency gains (losses)	115,238	(152,673)	(47,440)
Foreign exchange derivatives	(128,421)	204,729	76,338
Equity securities at fair value	17,140	(231,585)	91,575
Embedded derivative, funds withheld reinsurance	(263,804)	509,235	(27,900)
Other	(13,044)	470	849

Total other realized/unrealized gains (losses)	(272,891)	330,176	93,422

Net realized/unrealized gains (losses) before ceded reinsurance	(86,235)	224,098	399,079
Net ceded reinsurance (gains) losses	617	23,625	200

Net realized/unrealized gains (losses) before impairments	(85,618)	247,723	399,279
Net credit losses (1)	(29)	(5,659)	(19,465)

Investment related gains (losses)	$(85,647)	$242,064	$379,814

(1)

Upon adoption of authoritative guidance effective January 1, 2023, net credit losses include adjustments to the credit loss valuation allowance, write-offs and recoveries on available for sale securities. Prior to 2023, net credit losses included other than temporary impairment losses and recoveries on available for sale securities.

There were no outstanding agreements to sell securities at December 31, 2023.

31

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company recognized $11.7 million and $230.1 million of net unrealized losses on equity securities at fair value held at December 31, 2023 and 2022, respectively.

At December 31, 2023 and 2022, the Company pledged various fixed maturity investments with a market value of approximately $508.1 million and $207.7 million respectively, as collateral in relation to certain institutional products.

At December 31, 2023 and 2022, the Company pledged securities with a market value of approximately $199.9 million and $215.2 million respectively, as collateral in relation to its reinsurance agreements (see Note 10).

At December 31, 2023 and 2022, available for sale bonds with a carrying value of $3.2 million and $3.2 million, respectively, were held in joint custody at various state insurance departments to comply with applicable statutes and regulations.

Financing Receivables

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:

	December 31,
	2023	2022
	(In Thousands)
Commercial mortgage loans	$786,339	$780,115
Allowance for credit losses on commercial mortgage loans (1)	(3,037)	(3,245)

Commercial mortgage loans, net of allowances	783,302	776,870
Residential mortgage loans	4,372	9,117

Total mortgage loans, net of allowances	$787,674	$785,987

(1)

The year-over-year change in allowance for credit losses is driven by changes in the composition of the mortgage loan portfolio and is not the result of write-downs or charge offs. Any changes in the loan valuation allowance are reported in investment related gains (losses) on the consolidated statements of operations.

32

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages. The Company acquired $36.6 million and sold no commercial mortgage loans during the year ended December 31, 2023. The Company acquired $20.0 million and sold no commercial mortgage loans during the year ended December 31, 2022.

The commercial mortgage loan net of allowances portfolio diversification by geographic region (all regions are within the United States, excluding foreign) and specific collateral property type as follows at December 31:

	2023		2022
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Geographic distribution
Pacific	$416,464	53%	$475,150	61%
South Atlantic	278,493	36	228,397	29
West North Central	24,325	3	25,054	4
East North Central	38,142	5	21,719	3
Mountain	17,848	2	17,867	2
New England	8,030	1	8,683	1

Total	$783,302	100%	$776,870	100%

	2023		2022
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Property type distribution
Office	$526,030	67%	$491,417	63%
Hotel/Motel	118,776	15	129,305	17
Apartments/Multifamily	72,884	9	78,942	10
Retail	45,707	6	70,593	9
Industrial	—	—	6,613	1
Other	19,905	3	—	—

Total	$783,302	100%	$776,870	100%

33

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on the National Association of Insurance Commissioners (NAIC) – Risk-Based Capital’s Commercial Mortgage (CM) Rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the CM Rating, per NAIC guidelines, downwards with loans in the category “CM4 and below” having the highest risk for credit loss. CM Ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list.”

Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list.” Potential criteria that would indicate a possible problem are imbalances in ratios of loan to value or net operating income to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:

	2023	2022
	(In Thousands)
CM1	$53,737	$98,103
CM2	84,172	103,994
CM3	468,076	407,075
CM4 and Below	177,317	167,698

	$783,302	$776,870

Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans, or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2023 and 2022 there were no commercial mortgage loans on non-accrual status.

34

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Reinsurance Recoverables

Our reinsurance recoverables include amounts due from reinsurers for policy benefits. We cede life insurance and annuities to other insurance companies through reinsurance. Reinsurance recoverables are reported with premiums due and other receivables in the consolidated statements of financial position. See Note 10 regarding additional details on the Company’s reinsurance recoverables.

Financing Receivables Credit Monitoring

The Company establishes a valuation allowance to provide for the risk of credit losses inherent in our financing receivables. The valuation allowance is maintained at a level believed adequate by management to absorb estimated expected credit losses. The valuation allowance is based on amortized cost excluding accrued interest receivable and includes reserves for pools of financing receivables with similar risk characteristics. The Company does not measure a credit loss allowance on accrued interest receivable because the Company writes off the uncollectible accrued interest receivable balance to net investment income in a timely manner, generally within 90 days. The Company incurred no write-offs of commercial mortgage loan accrued interest receivable during the year ended December 31, 2023.

For commercial mortgage loans, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the portfolio, portfolio delinquency information, underwriting standards, peer group information, current and forecasted economic conditions, loss experience and other relevant factors. For reinsurance recoverables, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks, adverse situations that may affect a reinsurer’s ability to repay, current and forecasted economic conditions, industry loss experience and other relevant factors.

35

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The Company’s commercial mortgage loans are pooled by risk rating level with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon historical loss experience for each risk rating level as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for two years or less with immediate reversion to historical experience. A commercial mortgage is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any domestic commercial mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

The Company’s reinsurance recoverables are pooled by reinsurer risk rating with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon industry historical loss experience and expected recovery timing as adjusted for certain current and forecasted environmental factors management believes to be relevant. A reinsurance recoverable is evaluated individually if it does not continue to share similar risk characteristics of a pool. The Company analyzes the need for an individual evaluation for any reinsurance recoverable based on past due payments and changes in reinsurer risk ratings. The change in the valuation allowance for reinsurance recoverables is included in other benefits expense on the consolidated statements of operations.

A rollforward of our valuation allowance was as follows:

	Commercial Mortgage Loans	Reinsurance Recoverables	Total
	(In Thousands)
Beginning balance	$893	$—	$893
Provision	1,142	—	1,142
Charge-offs	(3)	—	(3)

Ending balance	$2,032	$—	$2,032

Prior to 2023, the Company reviewed the mortgage loan portfolio using a collectively evaluated impairment methodology to determine the need for a general allowance, which was based upon the Company’s evaluation of the probability of collection, historical loss experience, delinquencies, and other factors. If the Company determined through management’s evaluation of the mortgage loan portfolio that an individual loan has an elevated specific risk profile, the Company would then individually assess the loan for impairment and may assign a specific loan loss allowance. The Company did not have any significant impaired mortgage loans in 2022.

36

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Repurchase Agreements

The Company enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the loan amount is repaid by the Company along with the additional agreed-upon interest, and the securities pledged by the Company are released back to the Company. The Company’s policy requires that, at all times during the term of the repurchase agreement, cash or other forms of collateral provided is sufficient to pay the Company’s obligation to the counterparty. The risks associated with the repurchase agreement program are primarily related to declines in the value of the securities pledged for cash, which, if occurred, results in cash needing to be returned to the original purchasing party or additional securities needing to be posted as collateral. The Company has multiple sources of additional liquidity including additional sources of institutional funding, retail funding, contractual cash flows from the asset portfolio, and sales of investment assets. The Company has approved a Liquidity Risk Policy and associated Liquidity Guidelines to manage the aggregate liquidity risk of the Company. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2023 were 22 days to 3.33 years. The carrying value of the securities pledged for the repurchase agreements, which consisted primarily of collateralized loan obligations, was $1,059.1 million as of December 31, 2023. The repurchase obligations was $1,012.5 million as of December 31, 2023, and is included in repurchase agreements on the consolidated balance sheets. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2022 was 45 to 120 days. The carrying value of the securities pledged for the repurchase agreements, which consisted primarily of collateralized loan obligations and corporate debt securities, was $954.1 million as of December 31, 2022. The repurchase obligations was $900.4 million as of December 31, 2022, and is included in repurchase agreements on the consolidated balance sheets.

37

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities

Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.

Consolidated Variable Interest Entities

Collateralized Financing Entities

The Company invested in notes issued by collateralized financing entities (CFE) for which it was determined to be the primary beneficiary and therefore required to consolidate the CFE. The notes have contractual recourse only to the assets held by the CFE and are entitled to receive payments to the extent that payments are made on the underlying assets.

In consolidating the CFE, the notes were eliminated as an investment while the underlying assets of the CFE were recorded on the consolidated balance sheets as available for sale fixed maturity investments, as well as recording cash and other assets of the CFE. A liability is recorded for other noteholders’ interests in the CFE, which is carried at amortized cost.

The total assets of consolidated CFEs were $2,028.1 million and $1,851.5 million at December 31, 2023 and 2022, respectively. The total liabilities of consolidated CFEs were $237.5 million and $152.2 million at December 31, 2023 and 2022, respectively.

Unconsolidated Variable Interest Entities

Collateralized Financing Entities

The Company does not need to consolidate investments in certain CFEs because it is not the primary beneficiary of the VIE as it does not have (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. When the asset manager or general partner is related, a parent of the Company (rather than the Company itself) would be considered the primary beneficiary due to its common control of both the Company and the asset manager or general partner and substantially all of the activities of the VIE are not conducted on behalf of the Company. The total investment in these unconsolidated CFEs were $3,241.6 million and $4,153.4 million at December 31, 2023 and 2022, respectively, which is also the maximum exposure. Substantially all of the investments in unconsolidated CFEs were collateralized loan obligations at December 31, 2023 and 2022.

38

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)

In the normal course of business, the Company will invest in structured investments, including unconsolidated VIEs, for which we are not considered the primary beneficiary. These structured investments typically invest in fixed income investments and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment including unfunded commitments (see Note 15). See Note 2 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support to these structures that was not contractually required. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Joint Ventures and Partnerships

The Company has a variable interest in a number of joint ventures and partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not deemed the primary beneficiary. The Company’s carrying amount of its investment in these VIEs reported in other invested assets on the consolidated balance sheets were $1,441.8 million and $1,807.1 million at December 31, 2023 and 2022, respectively, compared to its maximum exposure to loss of $1,711.4 million and $2,495.7 million at December 31, 2023 and 2022, respectively. The Company’s maximum exposure to loss of these VIEs is based on existing investments in, and additional commitments made to, joint ventures and partnerships. Total carrying value of unconsolidated investments accounted for under the equity method of accounting amounted to $1,299.5 million and $1,664.7 million at December 31, 2023 and 2022, respectively. Total carrying value of unconsolidated investments accounted for under the fair value option amounted to $142.3 million and $142.4 million at December 31, 2023 and 2022, respectively.

39

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments

The Company is exposed to certain risks relating to its ongoing business operations which it may seek to hedge through the use of derivatives. The Company’s risk of loss when using derivative instruments is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. Such changes in value are generally offset by opposite changes in the value of the hedged item. For non-exchange traded derivative instruments, the Company is exposed to credit losses in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings, daily exchange of collateral, and by establishing and monitoring of transfer threshold amounts.

The primary risks managed by using derivative instruments are equity market risk, foreign currency risk and interest rate risk. The most common types of derivatives used by the Company are call options, foreign currency forwards, exchange traded futures, equity total return swaps, interest rate options, and interest rate swaps.

The Company purchases call options to manage the equity and market risk associated with products in which the interest credited is tied to an external equity or other market index. The Company sells fixed index annuity contracts where interest is credited to policyholders based on a percentage of the gain in a specified market index, which cannot be less than zero. Most of the premium received is invested in fixed income securities and a portion is used to purchase derivatives, typically call options, consisting of a range of maturities up to five years to fund the index credits due to the fixed index annuity policyholders. On the applicable anniversary dates of the fixed index annuity, the market index used to compute the index credits is reset and new call options are purchased to fund the next index credit. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to equity and/or market returns for the period covering the current policyholder crediting period.

The Company uses foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. No cash is exchanged at the time the agreement is entered into.

40

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The Company uses interest rate swaps and interest rate options to reduce market risks from changes in interest rates and to manage interest rate exposure arising from duration mismatches between assets and liabilities. In a swap, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional amount. The Company uses interest rate swaps to synthetically convert fixed rate liabilities to floating rate liabilities (“fair value hedge”). The Company also uses interest rate swaps to synthetically convert variable rate coupons on existing financial instruments to fixed rates (“cash flow hedge”).

Our accounting for the ongoing changes in fair value of a derivative depends on the use of the derivative and whether it is designated in a hedge accounting relationship. Derivatives designated as fair value hedges and which are determined to be a highly effective hedge are reported in the same consolidated statement of operations line item that is used to report the earnings effect of the hedged item. Derivatives that are designated for cash flow hedging and determined to be a highly effective hedge are reported at fair value as a component of OCI. At the time when the variability of cash flows being hedged impact net income, the related portion of the deferred gain or loss on the derivative is reclassified and reported in net income. For derivatives which either do not qualify or are not designated for hedge accounting, all changes in fair value are reported in net income.

The Company enters into currency forwards to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed rate instruments to eliminate the exposure to future currency volatility on those items.

The Company utilizes derivatives to hedge index credits associated with business reinsured with SkyRidge Re Limited (SkyRidge Re), an insurance company licensed in Bermuda. The embedded derivative reinsurance contracts asset of $813.0 million and $386.8 million as of December 31, 2023 and 2022, respectively, is related to the ceded liability to SkyRidge Re and is reflected by the Company within reinsurance recoverable on the consolidated balance sheets. The embedded derivative reinsurance contracts liability of $211.3 million and $55.6 million as of December 31, 2023 and 2022, respectively, is the fair value of the embedded derivative within the hedging agreement of the reinsurance contract to SkyRidge Re. These amounts are recorded within other liabilities on the consolidated balance sheets.

41

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following amounts were recorded on the consolidated balance sheet related to cumulative basis adjustments for fair value hedges. The amortized cost includes the amortized cost basis and the fair value hedging basis adjustment.

Line item in the consolidated balance sheet in	Carrying amount of hedged item		Cumulative amount of fair value hedging basis adjustment increase (decrease) included in the carrying amount of the hedge item
which the hedged item is included	2023	2022	2023	2022
	(in thousands)
Fixed maturities, available for sale:
Active hedging relationships	$2,567,114	$2,094,494	$—	$—

Total fixed maturities, available for sale in in active or discontinued hedging relationships	$2,567,114	$2,094,494	$—	$—

Policy reserves and annuity account values:
Active hedging relationships	$3,028,317	$—	$(22,122)	$—

Total policy reserves and annuity account values in active or discontinued hedging relationships	$3,028,317	$—	$(22,122)	$—

The following table presents the gains and losses on derivatives and the related hedged items in fair value hedges for the year ended December 31:

			Location and Amount of Gain or (Loss) Recognized in Income on the Fair Value Hedging Relationship
			Hedging Derivatives		Hedged Items
Derivatives designated as hedging instruments	Hedged Items	Year	Gains (losses) excluded from effectiveness testing (1) (2)	Gains (losses) included in effectiveness testing (2)	Gains (losses) (2)
Foreign currency forwards	Fixed maturity	2023	$(18,077)	$(116,597)	$116,597
Interest rate swap	Annuity account	2023	559	(28,984)	22,122
Foreign currency forwards	Fixed maturity	2022	72,702	114,197	(114,197)
Interest rate swap	Annuity account	2022	—	—	—
Foreign currency forwards	Fixed maturity	2021	(9,378)	55,484	(55,484)
Interest rate swap	Annuity account	2021	—	—	—

(1)

Gains (losses) excluded from effectiveness testing includes the forward point on foreign currency forwards. The Company has elected to record changes in estimated fair value of excluded components in earnings.

(2)

Gains and losses are reported in the consolidated statements of operations as investment related gains (losses), excluding impairment losses on available for sale securities (foreign currency forwards).

42

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The fair value of the commission assignment embedded derivative (see Note 1) is determined in accordance with ASC 820. The Company uses the income approach method defined in this standard, as market participants would likely use this approach in arriving at a transaction value.

Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date. The maximum amount of economic loss due to the credit exposure is limited by the posting of collateral by the counterparties.

The notional amounts and fair value of the Company’s derivative instruments as of December 31 were as follows:

				2023
	Credit Rating		Credit Rating	Notional	Fair Value
Counterparty	(S&P)		(Moody’s)	Amount	Assets	Liabilities
				(In Thousands)
Barclays Bank PLC	A		A1	$2,675,218	$106,518	$3,268
BNP Paribas	A	+	Aa3	1,521,295	51,712	4,412
Bank of America, N.A.	A	+	Aa2	691,080	27,016	—
Bank of Montreal	A	+	Aa2	2,953,050	143,426	897
Canadian Imperial Bank of Commerce	A	+	Aa2	2,551,918	63,079	47,943
Citibank, N.A.	A	+	Aa3	5,484,123	122,314	77,132
Goldman Sachs International	A	+	A1	293,400	8,860	—
JPMorgan Chase Bank, N.A.	A	+	Aa2	1,128,164	34,869	1,937
Morgan Stanley & Co International PLC	A	+	Aa3	2,168,290	30,289	—
Morgan Stanley Capital Services LLC	A	+	Aa3	1,127,650	39,400	4,728
Natixis, SA	A		A1	723,191	20,347	13,705
NatWest Markets PLC	A	—	A1	22,911	1,983	20
Royal Bank of Canada	AA	—	A1	1,225,830	66,343	4,606
Societe Generale	A		A1	1,942,639	69,120	5,114
UBS AG	A	+	Aa3	1,986,834	29,650	33
Exchange Traded/Centrally Cleared	N/A		N/A	8,699,883	198,552	21,576

				$35,195,476	$1,013,478	$185,371

43

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

				2022
	Credit Rating		Credit Rating	Notional	Fair Value
Counterparty	(S&P)		(Moody’s)	Amount	Assets	Liabilities
				(In Thousands)
Barclays Bank PLC	A		A1	$2,188,068	$34,294	$7,419
BNP Paribas	A	+	Aa3	1,159,415	16,887	1,836
Bank of America, N.A.	A	+	Aa2	737,970	20,163	—
Bank of Montreal	A	+	Aa2	2,383,263	60,395	—
Canadian Imperial Bank of Commerce	A	+	Aa2	1,728,988	132,778	35,103
Citibank, N.A.	A	+	Aa3	3,283,398	257,965	111,749
Goldman Sachs International	A	+	A1	392,046	5,324	1,947
JPMorgan Chase Bank, N.A.	A	+	Aa2	2,349,933	32,081	—
Morgan Stanley & Co International PLC	A	+	Aa3	2,045,795	11,248	6,915
Morgan Stanley Capital Services LLC	A	+	Aa3	1,473,008	54,655	4,994
Natixis, SA	A		A1	544,855	78,436	48,589
NatWest Markets PLC	A	-	A2	53,089	5,597	—
Royal Bank of Canada	AA	-	A2	942,493	16,396	—
Societe Generale	A		A1	188,989	4,705	—
UBS AG	A	+	Aa3	1,716,388	16,735	—
Exchange Traded/Centrally Cleared	N/A		N/A	4,615,228	41,226	23,062

				$25,802,926	$788,885	$241,614

Collateral posted by counterparties at December 31, 2023 and 2022, applicable to derivative instruments, was $647.9 million and $512.6 million, respectively, and is reflected on the consolidated balance sheets in cash and cash equivalents, unless rehypothecated into other investments. This collateral is restricted as to its use. The obligation to repay the collateral is reflected in option collateral on the consolidated balance sheets. The Company also maintains a margin account at its clearing broker applicable to exchange traded and cleared derivatives. At December 31, 2023 and 2022, the balance of this account was $80.6 million and $82.2 million, respectively, and is reflected on the consolidated balance sheets in other assets. The Company has not entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party.

44

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The estimated fair value of net derivatives after the application of master netting agreements and collateral as of December 31 were as follows:

	2023
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)
Derivative asset	$1,013,478	$(185,371)	$(647,922)	$180,185
Derivative liabilities	185,371	(185,371)	(1,080)	(1,080)

	2022
	Gross Amounts Not Offset in the Consolidated Balance Sheet
	Gross Amount Recognized	Derivative	Cash Collateral Received/Pledged	Net Amount
	(In Thousands)
Derivative asset	$788,885	$(241,614)	$(512,639)	$34,632
Derivative liabilities	241,614	(241,614)	(4,970)	(4,970)

The gross amount recognized for derivative assets are reported in call options or other invested assets on the consolidated balance sheets. The gross amount recognized for derivative liabilities are reported in other liabilities on the consolidated balance sheets. The gross amounts of derivative assets and liabilities are not netted for presentation on the consolidated balance sheets. The derivative amount represents the amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement. The net amount primarily represents exposure from cleared derivatives.

45

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The fair value of the Company’s derivative financial instruments classified as assets and liabilities on the consolidated balance sheets as of December 31 was as follows:

	Derivative Asset		Derivative Liability
	2023	2022	2023	2022	Balance reported in
	(In Thousands)
Derivatives designated as hedging instruments under Subtopic 815-20
Interest rate swaps	$43,163	$—	$7,020	$—	Other invested assets and other liabilities
Currency forwards	68,378	182,630	38,077	17,655	Other invested assets and other liabilities
Derivatives not designated as hedging instruments Under Subtopic 815-20
Interest rate swaps	16,398	23,573	8,911	30,964	Other invested assets and other liabilities
Total return swaps	14,017	—	6,510	—
Call options	759,014	330,501	16,913	9,605	Call options and other liabilities
Currency forwards	107,254	251,424	101,888	174,213	Other invested assets and other liabilities
Futures	5,253	757	305	674	Other invested assets and other liabilities
Interest rate cap	—	—	5,747	8,503	Other invested assets and other liabilities
Other derivatives	781	22,700	—	—	Other invested assets and other liabilities

Total derivative financial instruments	$1,014,258	$811,585	$185,371	$241,614

Embedded derivatives:
GMWB and GMAB reserves	$—	$—	$3,705	$4,140	Policy reserves and annuity account values
Fixed index annuity contracts	—	—	2,810,892	1,873,472	Policy reserves and annuity account values
Funds withheld receivable	(12,306)	(22,163)	—	—	Accounts receivable
Funds withheld liability	—	—	(141,255)	(414,915)	Funds withheld liability
Reinsurance contracts	814,694	388,398	211,297	55,598	Reinsurance recoverable and other liabilities

Total embedded derivative financial instruments	$802,388	$366,235	$2,884,639	$1,518,295

46

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following table shows the change in the fair value of the derivative financial instruments, excluding embedded derivatives within fixed index annuity contracts and reinsurance recoverable associated with fixed index annuity contracts, in the consolidated statements of operations for the years ended:

	Year Ended December 31,
	2023	2022	2021	Change of fair value reported in
	(In Thousands)
Derivatives:
Interest rate swaps	$41,497	$18,343	$22,914	Change in fair value of options, futures and swaps
Total return swaps	6,212	(26,548)	16,250	Change in fair value of options, futures and swaps
Call options	145,373	(664,929)	563,483	Change in fair value of options, futures and swaps
Futures	(15,233)	(11,214)	3,188	Change in fair value of options, futures and swaps
Interest rate cap	6,477	(4,463)	—	Change in fair value of options, futures and swaps
Other derivatives	(22,115)	(38,598)	35,177	Investment related gains (losses)

Change in fair value of derivatives	162,211	(727,409)	641,012
Interest rate swaps designated for hedging	940	—	—	Index credits and interest credited to account balances

Change in fair value of options, futures and swaps	$163,151	$(727,409)	$641,012

Change in currency forwards designated for hedging	$(134,674)	$186,899	$46,106
Change in currency forwards not designated for hedging	6,253	17,830	65,409

Change in currency forwards and swaps	$(128,421)	$204,729	$111,515	Investment related gains (losses)

Embedded derivatives:
Funds withheld receivable	$(9,856)	$(22,163)	$—	Investment related gains (losses)
Funds withheld liability	285,725	562,836	(22,513)	Investment related gains (losses)

Change in embedded derivatives recorded in investment related gains (losses)	275,869	540,673	(22,513)
Less: embedded derivatives recorded in benefits
GMWB and GMAB reserves	$(435)	$(5,144)	$(2,885)	Other benefits
Reinsurance contracts	44,968	63,279	—	Other benefits

Total change in embedded derivative financial instruments	$231,336	$482,538	$(19,628)

47

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The changes in fair value of fixed index annuity contracts embedded derivative and related benefits is comprised of the following for the years ended:

	Year Ended December 31,
	2023	2022	2021	Change of fair value reported in
	(In Thousands)
Fixed index annuities - embedded derivatives	$179,719	$(539,723)	$144,875	Change in fixed index annuity embedded derivative and related benefits
Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting	197,686	184,761	(284,224)	Change in fixed index annuity embedded derivative and related benefits

	$377,405	$(354,962)	$(139,349)

The amounts presented as “Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting” represents the difference between policy benefit reserve change for fixed index annuities computed under the derivative accounting standard and the long-duration contracts accounting standard, less the change in fair value of our fixed index annuities embedded derivatives that is presented as Level 3 liabilities in Note 14.

The Company has no cash flow hedge exposure to variability in future cash flows for forecasted transaction, excluding those forecasted transactions related to the payment of variable interest on existing financial instruments.

Derivatives in cash flow hedging relationships	Related hedged item	Amount of gain (loss) recognized in AOCI on derivatives for the year ended December 31,
		2023	2022	2021
		(in thousands)
Interest rate swaps	Fixed maturities, available for sale	$18,299	$—	$—

Total		$18,299	$—	$—

We expect to reclassify net losses of $4.9 million from AOCI into net income in the next twelve months, which includes net losses on periodic settlements of active hedges. Actual amounts may vary from this amount as a result of market conditions.

48

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

The following tables show the effect of derivatives in fair value and cash flow hedging relationships and the related hedged items on the consolidated statements of operations:

	For the year ended December 31, 2023
	Net investment income related to hedges of fixed maturities, available for sale	Net realized capital gains (losses) related to hedges of fixed maturities, available for sale	Index credits and interest credited to account balances related to hedges of policy reserves and annuity account values
	(in thousands)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Gain recognized on hedged item	$—	$116,597	$—
Loss recognized on derivatives	—	(116,597)	—
Interest rate swaps:
Loss recognized on derivatives	—	—	(940)
Amounts related to periodic settlements on derivatives	—	—	(28,044)

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$(28,984)

Gains (losses) on cash flow hedging relationships:
Interest rate swaps:
Amounts related to periodic settlements on derivatives	$2,703	$—	$—

Total gain (loss) recognized for cash flow hedging relationships	$2,703	$—	$—

49

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)

	For the year ended December 31, 2022
	Net investment income related to hedges of fixed maturities, available for sale	Net realized capital gains (losses) related to hedges of fixed maturities, available for sale	Index credits and interest credited to account balances related to hedges of policy reserves and annuity account values
	(in thousands)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Gain recognized on hedged item	$—	$(114,197)	$—
Loss recognized on derivatives	—	114,197	—

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$—

	For the year ended December 31, 2021
	Net investment income related to hedges of fixed maturities, available-for-sale	Net realized capital gains (losses) related to hedges of fixed maturities, available for sale	Index credits and interest credited to account balances related to hedges of policy reserves and annuity account values
	(in thousands)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported
Gains (losses) on fair value hedging relationships:
Foreign currency forwards:
Gain recognized on hedged item	$—	$(55,484)	$—
Loss recognized on derivatives	—	55,484	—

Total gain (loss) recognized for fair value hedging relationships	$—	$—	$—

50

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Deferred Policy Acquisition Costs

An analysis of the deferred policy acquisition cost asset balance is presented below for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Balance at beginning of period	$1,301,251	$779,546	$836,477
Cost deferred	366,519	336,381	151,587
Imputed interest	43,743	28,702	18,640
Amortized to expense	(249,887)	(99,629)	(211,466)
Effect of unrealized (gains) losses	(109,175)	256,251	(15,692)

Balance at end of period	$1,352,451	$1,301,251	$779,546

The costs deferred shown above contain the initial ceded deferred policy acquisition costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

6. Deferred Sales Inducement Costs

An analysis of the deferred sales inducement costs asset balance is presented below for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Balance at beginning of period	$385,580	$241,262	$274,749
Costs deferred	183,978	117,083	6,350
Imputed interest	13,776	6,886	4,957
Amortized to expense	(64,902)	(28,618)	(39,066)
Effect of unrealized (gains) losses	(11,517)	48,967	(5,728)

Balance at end of period	$506,915	$385,580	$241,262

The costs deferred shown above contain the initial ceded deferred sales inducements costs on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

51

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Value of Business Acquired

The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Balance at beginning of period	$1,168,312	$1,029,077	$1,165,602
Costs deferred	—	—	45,437
Imputed interest	25,773	23,545	21,212
Amortized to expense	(158,576)	(19,503)	(181,884)
Effect of unrealized (gains) losses	(84,023)	135,193	(21,290)

Balance at end of period	$951,486	$1,168,312	$1,029,077

For the year ended December 31, 2023, December 31, 2022, and December 31, 2021,the costs deferred shown above include the initial cost of reinsurance on reinsurance business ceded throughout the year (see Note 10). All amounts reflected above are net of reinsurance activity ceded.

The remaining weighted average amortization period is 33 years for VOBA. The interest accrual rate utilized to calculate the accretion of interest was 2.22% for the year ended December 31, 2023, 1.80% for the year ended December 31, 2022, and 1.88% for the year ended December 31, 2021.

The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:

2024	$117,930
2025	112,310
2026	101,110
2027	98,334
2028	89,785

52

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets

Property and Equipment

The following is a summary of property and equipment at cost less accumulated depreciation as of December 31:

	2023	2022
	(In Thousands)
Land and improvements	$7,279	$7,279
Building	53,232	52,162
Furniture	64	64
Data processing equipment	2,567	260
Computer software	792	793

	63,934	60,558
Less accumulated depreciation	(15,907)	(13,451)

Net property and equipment	$48,027	$47,107

Accumulated depreciation deducted from investment in real estate amounted to $14.9 million and $12.8 million at December 31, 2023 and 2022, respectively.

Airplane

In February 2013, SAILES acquired an airplane for other investment purposes. SAILES leases the airplane under an operating lease that expires on February 28, 2025. The asset is depreciated on a straight-line method. The estimated productive life of the asset was reduced in 2021, as a change in accounting estimate, from 25 years to 17 years. The asset is included in other invested assets on the consolidated balance sheets.

53

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets (continued)

The following is a summary of the asset held at cost less accumulated depreciation as of December 31:

	2023	2022
	(In Thousands)
Airplane	$124,644	$124,644
Less accumulated depreciation	(49,957)	(40,071)

Carrying value	$74,687	$84,573

Depreciation on the asset for the years ended December 31, 2023, 2022 and 2021 was $9.9 million, $9.9 million, and $9.9 million, respectively, and is included in commissions and other operating expenses in the consolidated statements of operations.

54

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows:

	Pretax	Tax	After-Tax
	(In Thousands)
Other comprehensive income (loss) for the year ended December 31, 2021:
Net unrealized gains (losses) on available for sale securities	$497,066	$(104,384)	$392,682
Foreign exchange adjustments on available for sale and equity method investments	(10,219)	2,146	(8,073)
Reclassification adjustment for (gains) losses included in net income	(236,670)	49,702	(186,968)
OTTI losses recognized in earnings and other comprehensive income (loss)	19,465	(4,088)	15,377
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(42,710)	8,968	(33,742)
Policy reserves and annuity account values	(62,826)	13,193	(49,633)

Total other comprehensive income (loss) for the year ended December 31, 2021	$164,106	$(34,463)	$129,643

Other comprehensive income (loss) for the year ended December 31, 2022
Net unrealized gains (losses) on available for sale securities	$(2,250,543)	$472,614	$(1,777,929)
Foreign exchange adjustments on available for sale and equity method investments	(5,432)	1,141	(4,291)
Reclassification adjustment for (gains) losses included in net income	27,796	(5,836)	21,960
OTTI losses recognized in earnings and other comprehensive income (loss)	5,659	(1,188)	4,471
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	440,411	(92,486)	347,925
Policy reserves and annuity account values	335,566	(70,470)	265,096

Total other comprehensive income (loss) for the year ended December 31, 2022	$(1,446,543)	$303,775	$(1,142,768)

Other comprehensive income (loss) for the year ended December 31, 2023:
Net unrealized gains (losses) on available for sale securities	$1,446,241	$(303,711)	$1,142,530
Foreign exchange adjustments on available for sale and equity method investments	5	(1)	4
Reclassification adjustment for (gains) losses included in net income	(195,131)	40,979	(154,152)
Hedging instruments	18,299	(3,843)	14,456
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(204,716)	42,990	(161,726)
Policy reserves and annuity account values	(213,983)	44,936	(169,047)

Total other comprehensive income (loss) for the year ended December 31, 2023	$850,715	$(178,650)	$672,065

55

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss) (continued)

Accumulated Other Comprehensive Income (Loss)

	Foreign Exchange Adjustment	Unrealized Gains (Losses) on Available for Sale Securities	Total Other Comprehensive Income (Loss)
	(In Thousands)
Accumulated other comprehensive income (loss) at January 1, 2021	7,373	103,398	110,771
Other comprehensive income (loss) before reclassifications	(8,073)	309,307	301,234
Amounts reclassified from accumulated other comprehensive income (loss)(1)	–	(171,591)	(171,591)

Accumulated other comprehensive income (loss) at December 31, 2021	(700)	241,114	240,414
Other comprehensive income (loss) before reclassifications	(4,291)	(1,164,908)	(1,169,199)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	26,431	26,431

Accumulated other comprehensive income (loss) at December 31, 2022	(4,991)	(897,363)	(902,354)
Other comprehensive income (loss) before reclassifications	4	826,213	826,217
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	(154,152)	(154,152)

Accumulated other comprehensive income (loss) at December 31, 2023	$(4,987)	$(225,302)	$(230,289)

(1)

The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available for sale securities are included in investment related gains (losses) and income tax expense in the consolidated statements of operations.

56

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance

Principal reinsurance assumed transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Reinsurance assumed:
Premiums received	$17,505	$23,201	$13,391

Commissions paid	$3,486	$3,978	$1,104

Claims paid	$19,504	$15,494	$11,221

Surrenders paid	$109,252	$106,135	$61,596

Principal reinsurance ceded transactions are summarized as follows for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Reinsurance ceded:
Premiums paid	$2,492,320	$1,293,191	$166,444

Commissions received	$206,979	$113,459	$13,371

Claim recoveries	$147,824	$134,130	$69,925

Surrenders recovered	$898,062	$679,159	$114,401

At December 31, 2023 and 2022, the Company had reinsurance recoverable receivables totaling $9,358.7 million and $7,481.8 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers.

The increase in reinsurance recoverable is primarily related to the ceding of certain fixed annuity and fixed index annuity liabilities to SkyRidge Re, an insurance company licensed in Bermuda. The liabilities subject to the agreement are (i) liabilities on policies inforce as of November 30, 2021 and (ii) liabilities on policies as they are written through 2024. The amount ceded to SkyRidge Re as of the November 30, 2021 inception date was $4.8 billion. At December 31, 2023 and 2022, policies reinsured by SkyRidge Re represented reserves of $7.8 billion and 5.9 billion, respectively.

As of December 31, 2023 and 2022, the value of the Company’s funds withheld and held liability under all its reinsurance agreements was $8,082.8 million and $6,008.0 million, respectively. The SkyRidge Re reinsurance agreement was the primary driver of the increase in the value of the Company’s funds withheld and held liability.

57

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance (continued)

As of December 31, 2023 and 2022, the Company had $746.3 million and $892.7 million, respectively, of reserves ceded that were uncollateralized by the assuming reinsurer.

Life insurance inforce ceded at December 31, 2023 and 2022 was $1,733.4 million and $1,815.4 million, respectively. Life reserves ceded at December 31, 2023 and 2022 was $579.8 million and $578.7 million, respectively.

Through its consolidated captive reinsurance subsidiary, the Company entered into an excess of loss reinsurance agreement with a third party US based reinsurance company. This excess of loss agreement covers fixed index annuities with a GLWB that were issued in 2018 through the first half of 2020. Under this excess of loss agreement, if those annuity holders continue to make lifetime income withdrawals beyond certain dollar thresholds within the excess of loss coverage period (22-24 years from the issue date of each contract cohort), the third party reinsurance company will reimburse the Company for those benefit payments. The Company did not reduce any policy or annuity reserve liability as a result of this excess of loss agreement.

11. Insurance Liabilities

The major components of policy reserves and annuity account values on the consolidated balance sheets are summarized as follows as of December 31:

	2023	2022
	(In Thousands)
Policy reserves and annuity account values
Investment-type insurance contract liabilities:
Liabilities for individual annuities	$30,758,292	$28,918,833
Liabilities for group annuities	485,880	517,630
Funding agreements	1,003,228	1,139,483
Other investment-type insurance contract liabilities	1,743	1,687

Total investment-type insurance contract liabilities	32,249,143	30,577,633
Life and other reserves	9,545,308	7,671,515

Total policy reserves and annuity account values	$41,794,451	$38,249,148

58

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

General account funding agreements

The Company has issued general account funding agreements of $1,003.2 million and $1,139.5 million at December 31, 2023 and 2022, respectively, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts.

In May 2021, SBLIC established a $2.0 billion program for a trust, Security Benefit Global Funding, to periodically issue funding agreement-backed notes (FABNs). Security Benefit Global Funding is not an affiliate or related party of the Company. These notes are backed by funding agreements issued by SBLIC to the trust. In May 2021, the trust issued its first series (2021-1), 1.250% Fixed Rate Notes in the principal amount of $500.0 million, due 2024. The funding agreement liability had a carrying amount of $500.8 million at December 31, 2023 and 2022, which is included in policy reserves and annuity account values on the consolidated balance sheets.

As of December 31, 2023 and 2022, the Company has $502.5 million and $638.7 million, respectively, of general account funding agreements which have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.

Separate account funding agreements

The Company issued separate account funding agreements whereby the contract holders elect to invest in various investment options offered under the policy. As of December 31, 2023 and 2022, separate account investments funded through these agreements were $2,386.9 million and $2,105.3 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees assessed at the time the funding agreement was issued.

59

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed index annuity contracts with GMDB invested in the general account as of December 31:

	2023			2022
	Account Value	Net Amount at Risk	Weighted- Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(Dollars in Millions)
Rollup GMDB	$429	$203	78	$506	$218	77

The determination of the value of GLWB and GMDB guarantees on fixed index annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed index annuity contract holders.

As of December 31, 2023 and 2022, the reserve liability for the GLWB guarantee on fixed index annuities was $3,291.2 million and $2,658.1 million, respectively, and the reserve liability for the GMDB guarantee on fixed index annuities was $39.9 million and $35.8 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.

60

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:

	2023			2022
	Account Value	Net Amount at Risk	Weighted- Average Attained Age	Account Value	Net Amount at Risk	Weighted- Average Attained Age
	(Dollars in Millions)
Return of premium	$1,176	$10	67	$1,176	$16	67
Reset	139	—	62	130	—	62
Roll-up	86	42	74	84	49	74
Step-up	3,596	34	71	3,621	86	70
Combo	66	14	76	64	20	76

Subtotal	5,063	100	70	5,075	171	70
Enhanced	3	—	72	3	—	72

Total GMDB	$5,066	$100	70	$5,078	$171	70

The determination of the value of GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMWB, and GMAB guarantees it provides for the benefit of variable annuity contract holders. The reserve liability for GMDBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2023 and 2022 was $6.6 million and $6.8 million, respectively. The reserve liability for GMIBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2023 and 2022 was $17.3 million and $16.7 million, respectively. The embedded derivative for GMWBs and GMABs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2023 and 2022 was $2.0 million and $2.6 million, respectively. These liabilities are included in policy reserves and annuity account values.

61

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)

The components of index credits and interest credited to account balances are summarized as follows:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Index credits	$205,266	$167,117	$649,132
Interest credited to account balances	381,255	237,201	272,571

	$586,521	$404,318	$921,703

12. Income Taxes

The Company is included in a consolidated Non-Life/Life federal income tax return filed by Security Benefit Corporation (SBC). The Company is no longer subject to U.S. federal and generally state examinations by tax authorities for the years before 2019. The Internal Revenue Service completed its examination of the Company’s federal tax returns for tax years 2013 through 2018 resulting in minimal adjustments. The State of Illinois is auditing the Company’s 2019 and 2020 state income tax returns. There are no known adjustments.

Under a tax sharing agreement between SBC and certain of its related parties, SBC allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with SBC, the Company had a receivable from SBC of $47.7 million and $35.6 million at December 31, 2023 and 2022, respectively, for taxes, which is included in other assets on the consolidated balance sheets.

The Company’s subsidiary, SARC, has a separate tax sharing agreement with SBC. Under the separate tax sharing agreement, SARC’s losses are benefited only to the extent SARC could otherwise utilize the losses on a stand-alone basis.

The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

62

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

As of December 31, 2023 and 2022, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses in the consolidated statements of operations. The Company recorded no interest expense for unrecognized tax benefits for the years ended December 31, 2023 and 2022.

The Inflation Reduction Act of 2022 was enacted into law on August 16, 2022, which among other provisions, implements a new corporate alternative minimum tax (“CAMT”) based on average adjusted financial statement income and is effective for tax years beginning after December 31, 2022. To the extent the CAMT (e.g., 15% of adjusted GAAP pretax income) exceeds the U.S. regular corporate tax (e.g., 21% of taxable income), an additional current tax expense will be recorded in the period the liability is incurred. A corresponding CAMT credit carryforward will be established as a deferred tax asset and will have an indefinite carryover life recoverable when the regular corporate tax exceeds the CAMT in a given year. This provision had no impact on the results of operations for year end December 31, 2023. Furthermore, the Company does not expect to be a perpetual CAMT taxpayer. The company made an accounting policy election to disregard the CAMT in evaluating recoverability of its deferred tax assets established under the U.S. regular corporate tax system.

Income tax expense consists of the following for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Current income tax expense	$309,268	$260,911	$149,969
Deferred income tax (benefit) expense	(135,938)	(7,709)	127,657

Income tax expense	$173,330	$253,202	$277,626

63

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Federal income tax expense computed at statutory rate	$180,642	$266,297	$283,629
Increases (decreases) in taxes resulting from:
Dividends received deduction	(3,973)	(3,637)	(4,856)
Prior period adjustments	(752)	(6,615)	2,066
Tax exempt interest	(381)	(364)	(348)
Other	(2,206)	(2,479)	(2,865)

Income tax expense	$173,330	$253,202	$277,626

“Other” in the above table includes nondeductible dues and penalties and other miscellaneous differences and adjustments.

64

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)

Net deferred income tax assets and liabilities consist of the following as of December 31:

	2023	2022
	(In Thousands)
Deferred income tax assets:
Future policy benefits	$486,985	$180,816
Net unrealized loss on derivatives	—	61,299
Net unrealized capital loss on investments	128,543	395,120
Credit carryover	7,439	7,439
Rider fee	8,458	10,909
Net operating loss carryforward	109,846	116,556

Total gross deferred income tax assets before valuation allowance	741,271	772,139
Less valuation allowance	—	—

Total deferred income tax assets	741,271	772,139
Deferred income tax liabilities:
Net unrealized gain on derivatives	51,635	—
Deferred policy acquisition costs and deferred sales inducements	345,962	314,889
Investments	5,161	26,711
Value of business acquired	189,386	235,319
Depreciation	21,973	23,837
Other	27,397	30,220

Total deferred income tax liabilities	641,514	630,976

Net deferred income tax assets (liabilities)	$99,757	$141,163

The oldest credit carryover will expire in 2029 and relates to general business credits.

The Company’s deferred tax asset position includes $523.0 million of federal net operating loss carryforwards related to SARC losses which have no expiration date.

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. The Company did not record a valuation allowance on deferred tax assets as of December 31, 2023 and 2022.

65

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Goodwill

As of December 31, 2023 and 2022, the Company had a carrying value of goodwill of $96.9 million. Impairment of goodwill is evaluated annually for SBLIC. As a result of the December 31, 2023 and 2022 annual impairment test, the Company determined that no impairment of goodwill was necessary.

The realization of deferred tax assets related to unrealized loss on our available for sale fixed maturity securities is based on the the Company’s ability and intent to hold the securities for a period of time sufficient to allow for the recovery of the value.

14. Fair Value Measurements

Fair Value Hierarchy

In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:

Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

Determination of Fair Value

Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.

66

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Cash equivalents

Cash equivalents include highly liquid securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.

Fixed maturity investments

The fair values of fixed maturity securities in an active and orderly market are largely determined by utilizing third party pricing services. The Company has regular interactions with pricing services and its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services, applicable market indices, or internal models with substantially observable inputs are included in Level 2.

The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.

Equity securities

Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2.

Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and Security Benefit Life Insurance Company and Subsidiaries consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.

67

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Short-term investments

Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 or 3, depending on the observability of the inputs.

Call options, currency forwards, swaps, and futures

Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Currency forwards with fair values obtained from pricing services with substantially observable inputs are included in Level 2. Swaps with fair values obtained from counterparties with substantially observable inputs are included in Level 2. Futures, swaps, and call options with fair values obtained from unadjusted quoted prices for identical instruments traded in active markets are included in Level 1.

Other derivatives

Certain other derivatives are valued with models that use inputs which are unobservable in the market and are included in Level 3.

Separate account assets

Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.

68

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Embedded derivatives - reinsurance contracts

The fair value of the embedded derivative reinsurance contracts asset is calculated as described below, under the heading Embedded derivatives - fixed index annuity contracts, where the portion of the liability ceded is held as a reinsurance recoverable asset. These assets are included in Level 3.

The fair value of the embedded derivative reinsurance contracts liability is determined by the expected value of future index credits calculated using call option pricing with current market data and updated fund value allocations for policyholder balances. These liabilities are included in Level 3.

Embedded derivatives – GMWB and GMAB reserves

The Company records guarantees for variable annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on unobservable inputs with actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other assumptions. These liabilities are included in Level 3.

Embedded derivatives – funds withheld liability

The Company estimates the fair value of the embedded derivative based on the change in the fair value of the assets supporting the funds withheld liability under the coinsurance funds withheld agreement. This liability is included in Level 3.

Embedded derivatives – fixed index annuity contracts

Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate

69

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.

One of the Company’s fixed index annuity products has an embedded derivative feature that returns GLWB rider charges in excess of index credits over a five year period. The guarantee is reset on each fifth policy anniversary while in the accumulation phase. The fair value of the policy’s embedded derivative is determined using the mean present value of a risk-neutral stochastic projection of the account value. Discount rates are projected risk-free rates plus the Company’s own credit spread margin. These liabilities are included in Level 3.

70

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Assets and Liabilities Measured and Reported at Fair Value

The following table presents categories measured at fair value on a recurring basis:

	December 31, 2023
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$133,153	133,153	$—	—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	40,447	—	40,447	—
Obligations of government-sponsored enterprises	569,421	—	569,421	—
Corporate	22,427,725	—	3,965,783	18,461,942
Municipal obligations	17,516	—	5,742	11,774
Commercial mortgage-backed	42,350	—	42,350	—
Residential mortgage-backed	22,527	—	22,527	—
Collateralized debt obligations	7,861	—	7,861	—
Collateralized loan obligations	14,199,895	—	9,007,584	5,192,311
Redeemable preferred stock	23,313	—	—	23,313
Other asset backed	2,334,755	—	644,037	1,690,718

Total fixed maturity investments	39,685,810	—	14,305,752	25,380,058
Equity securities:
Consumer	257,539	32,384	193,141	32,014
Mutual funds	4,733	4,733	—	—
Preferred stocks	441,045	—	102,825	338,220

Total equity securities	703,317	37,117	295,966	370,234
Short-term investments	160,883	—	100,353	60,530
Call options	759,014	—	759,014	—
Currency forwards and swaps	175,632	—	175,632	—
Interest rate swaps and total return swaps	73,578	59,561	14,017	—
Futures	5,253	5,253	—	—
Other derivatives	781	316	—	465
Embedded derivatives:
Reinsurance contracts	814,694	—	—	814,694
Funds withheld receivable	(12,306)	—	—	(12,306)
Separate account assets	5,625,096	3,238,196	—	2,386,900

Total assets	$48,124,905	$3,473,596	$15,650,734	$29,000,575

Liabilities:
Call options	$16,913	—	16,913	—
Currency forwards and swaps	139,965	—	139,965	—
Interest rate swaps and total return swaps	22,442	15,931	6,511	—
Hedge accounting liability for MYGA product	(22,122)	—	—	(22,122)
Futures	304	304	—	—
Interest rate caps	5,747	—	5,747	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	3,705	—	—	3,705
Funds withheld liability	(141,255)	—	—	(141,255)
Reinsurance contracts	211,297	—	—	211,297
Fixed index annuity contracts	2,810,892	—	—	2,810,892

Total liabilities	$3,047,888	$16,235	$169,136	$2,862,517

71

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2022
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$12,806	$12,806	$—	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S. government corporations and agencies	43,978	—	43,978	—
Obligations of government-sponsored enterprises	117,835	—	117,835	—
Corporate	18,627,550	—	2,120,625	16,506,925
Municipal obligations	16,115	—	5,332	10,783
Commercial mortgage-backed	55,019	—	55,019	—
Residential mortgage-backed	14,257	—	14,257	—
Collateralized debt obligations	7,805	—	7,805	—
Collateralized loan obligations	12,262,609	—	8,741,105	3,521,504
Redeemable preferred stock	20,650	—	—	20,650
Other asset backed	1,930,338	—	553,160	1,377,178

Total fixed maturity investments	33,096,156	—	11,659,116	21,437,040
Equity securities:
Consumer	322,998	285,128	2,366	35,504
Mutual funds	4,218	4,218	—	—
Preferred stocks	283,212	—	15,157	268,055

Total equity securities	610,428	289,346	17,523	303,559
Short-term investments	692,835	—	692,835	—
Call options	330,501	7,275	323,226	—
Currency forwards and swaps	434,054	—	434,054	—
Interest rate swaps and total return swaps	23,573	11,854	11,719	—
Futures	757	757	—	—
Other derivatives	22,700	236	—	22,464
Embedded derivatives:
Reinsurance contracts	388,398	—	—	388,398
Funds withheld receivable	(22,163)	—	—	(22,163)
Separate account assets	5,131,121	3,025,821	—	2,105,300

Total assets	$40,721,166	$3,348,095	$13,138,473	$24,234,598

Liabilities:
Call options	$9,605	$2,690	$6,915	$—
Currency forwards and swaps	191,868	—	191,868	—
Interest rate swaps and total return swaps	30,964	14,942	16,022	—
Futures	674	674	—	—
Interest rate caps	8,503	—	8,503	—
Derivatives and embedded derivatives:
GMWB and GMAB reserves	4,140	—	—	4,140
Funds withheld liability	(414,915)	—	—	(414,915)
Reinsurance contracts	55,598	—	—	55,598
Fixed index annuity contracts	1,873,472	—	—	1,873,472

Total liabilities	$1,759,909	$18,306	$223,308	$1,518,295

72

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Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Changes in Level 3 Fair Value Measurements

The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2023 is as follows:

		Total Realized/ Unrealized
		Gains and Losses
	Balance at January 1, 2023	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2023	Change in Unrealized Gains (losses) in Net Income for Positions Still Held	Change in Unrealized Gains (losses) in Other Comprehensive Income for Positions Still Held
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$16,506,925	$23,937	$391,813	$603,333	$935,934	$18,461,942	$(52)	$80,935
Municipal obligations	10,783	(36)	1,267	(240)	—	11,774	—	1,267
Commercial mortgage-backed	—	—	—	—	—	—	—	—
Collateralized loan obligations	3,521,504	5,159	145,200	567,867	952,581	5,192,311	—	79,684
Redeemable preferred stock	20,650	(91)	2,754	—	—	23,313	—	2,754
Other asset backed	1,377,178	(2,161)	36,107	183,846	95,748	1,690,718	—	9,659

Total fixed maturity investments	21,437,040	26,808	577,141	1,354,806	1,984,263	25,380,058	(52)	174,299
Equity securities:
Consumer	35,504	(3,114)	(1,564)	—	1,188	32,014	(21,539)	—
Preferred stock	268,055	(29)	(27,980)	98,174		338,220	(39,071)	—

Total equity securities	303,559	(3,143)	(29,544)	98,174	1,188	370,234	(60,610)	—
Short-term investments	—	1,325	990	58,214	—	60,529	—	990
Other derivatives	22,464	—	(21,998)	—	—	466	—	—
Embedded derivatives:
Reinsurance contracts	388,398	117,247	—	309,049	—	814,694	—	—
Funds withheld receivable	(22,163)	9,857	—	—	—	(12,306)	—	—
Separate account assets(2)	2,105,300	281,600	—	—	—	2,386,900	—	—

Total assets	$24,234,598	$433,694	$526,589	$1,820,243	$1,985,451	$29,000,575	$(60,662)	$175,289

Liabilities:
Derivatives and embedded derivatives:
Hedge accounting liability for MYGA product	$—	(22,122)	$—	$—	$—	$(22,122)	$—	$—
GMWB and GMAB reserves	4,140	(435)	—	—	—	3,705	—	—
Funds withheld liability	(414,915)	273,660	—	—	—	(141,255)	—	—
Reinsurance derivative liability	55,598	82,878	—	72,821	—	211,297	—	—
Fixed index annuity contracts	1,873,472	296,856	—	640,564	—	2,810,892	—	—

Total liabilities	$1,518,295	$630,837	$—	$713,385	$—	$2,862,517	$—	$—

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)

Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

73

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Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2023 is as follows:

	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$6,967,580	$353,009	$5,323,363	$1,393,893	$603,333
Municipal obligations	—	—	—	240	(240)
Collateralized loan obligations	1,108,924	—	(68,039)	609,096	567,867
Other asset backed	490,529	4,645	—	311,329	183,845

Total fixed maturity investments	8,567,033	357,654	5,255,324	2,314,558	1,354,805
Equity securities:
Preferred stock	98,174	—	—	—	98,174

Total equity securities	98,174	—	—	—	98,174
Short-term investments	56,932	1,284	—	—	58,216
Embedded derivatives - reinsurance contracts	—	324,917		15,868	309,049

Total assets	$8,722,139	$683,855	$5,255,324	$2,330,426	$1,820,244

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$766,101	$—	$125,537	$640,564
Reinsurance derivative liability	—	153,801	—	80,980	72,821

Total liabilities	$—	$919,902	$—	$206,517	$713,385

74

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Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2022 is as follows:

		Total Realized/Unrealized
		Gains and Losses
	Balance at January 1, 2022	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2022	Change in Unrealized Gains (losses) in Net Income for Positions Still Held	Change in Unrealized Gains (losses) in Other Comprehensive Income for Positions Still Held
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$13,035,466	$(43,916)	$(852,005)	$2,367,308	$2,000,072	$16,506,925	$(277)	$(697,267)
Municipal obligations	9,466	970	(5,230)	(8,516)	14,093	10,783	—	(1,360)
Commercial mortgage-backed	4,156	(92)	(226)	(3,838)	—	—	—	—
Collateralized loan obligations	3,201,465	(2,405)	(143,803)	482,087	(15,840)	3,521,504	—	(138,436)
Redeemable preferred stock	258,386	(2,241)	(22,226)	(238,269)	25,000	20,650	—	(3,840)
Other asset backed	1,735,354	2,231	(49,880)	(310,527)	—	1,377,178	—	(39,000)

Total fixed maturity investments	18,244,293	(45,453)	(1,073,370)	2,288,245	2,023,325	21,437,040	(277)	(879,903)
Equity securities:
Consumer	48,424	(7,554)	—	(5,366)	—	35,504	(11,951)	—
Preferred stock	258,439	(103,378)	—	112,994	—	268,055	(103,378)	—

Total equity securities	306,863	(110,932)	—	107,628	—	303,559	(115,329)	—
Short-term investments	26,340	—	—	—	(26,340)	—	—	—
Other derivatives	61,114	(38,650)	—	—	—	22,464	—	—
Embedded derivatives:
Reinsurance contracts	462,687	(197,140)	—	122,851	—	388,398	—	—
Funds withheld receivable	—	(22,163)	—	—	—	(22,163)	—	—
Separate account assets(2)	1,897,700	207,600	—	—	—	2,105,300	—	—

Total assets	$20,998,997	$(206,738)	$(1,073,370)	$2,518,724	$1,996,985	$24,234,598	$(115,606)	$(879,903)

Liabilities:
Derivatives and embedded derivatives:
GMWB and GMAB reserves	$9,284	$(5,144)	$—	$—	$—	$4,140	$—	$—
Funds withheld liability	117,250	(532,165)	—	—	—	(414,915)	—	—
Reinsurance derivative liability	—	(30,678)	—	86,276	—	55,598	—	—
Fixed index annuity contracts	2,236,850	(735,651)	—	372,273	—	1,873,472	—	—

Total liabilities	$2,363,384	$(1,303,638)	$—	$458,549	$—	$1,518,295	$—	$—

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)

Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

75

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Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

The detail of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2022 is as follows:

	Purchases	Issuances	Sales	Settlements	Net
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,509,924	$344,409	$4,558,913	$928,112	$2,367,308
Municipal obligations	3,136	—	11,390	262	(8,516)
Commercial mortgage-backed	—	—	3,812	26	(3,838)
Collateralized loan obligations	1,581,537	—	149,986	949,464	482,087
Other asset backed	48,634	986	89,738	270,409	(310,527)
Redeemable preferred stock	—	—	238,269	—	(238,269)

Total fixed maturity investments	9,143,231	345,395	5,052,108	2,148,273	2,288,245
Equity securities:
Consumer	—	—	5,366	—	(5,366)
Preferred stock	112,994	—	—	—	112,994

Total equity securities	112,994	—	5,366	—	107,628
Embedded derivatives—reinsurance contracts	—	128,318	—	5,467	122,851

Total assets	$9,256,225	$473,713	$5,057,474	$2,153,740	$2,518,724

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$436,270	$—	$63,997	$372,273
Reinsurance derivative liability	—	86,276	—	—	86,276

Total liabilities	$—	$522,546	$—	$63,997	$458,549

76

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Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Transfers

Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2023 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$935,934	$—
Collateralized loan obligations	954,907	(2,327)
Other asset backed	95,748	—

Total fixed maturity investments	$1,986,589	$(2,327)

Consumer	1,188	—

Total assets	$1,987,777	$(2,327)

Transfers into and out of Level 3 of assets and liabilities measured at fair value for the year ended December 31, 2022 are as follows:

	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 2
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$2,000,072	$—
Municipal obligations	14,093	—
Collateralized loan obligations	61,660	(77,500)
Redeemable preferred stock	25,000	—

Total fixed maturity investments	$2,100,825	$(77,500)

Short-term investments	—	(26,340)

Total assets	$2,100,825	$(103,840)

The majority of the assets transferred into Level 3 during 2023 and 2022 was due to the inability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques. The majority of assets transferred out of Level 3 during 2023 and 2022 was due to the ability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques.

77

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Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.

	As of December 31, 2023
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$17,874,076	Discount Model	Credit Spread	52 - 3131.98 [361] (bps)
	73,771	Underlying Pricing Model, Waterfall Model	Market Value of Underlying Investments, CFs
	153,527	Spread Duration	Credit Spread	353-1600.51 [912] bps
	208,202	Black Scholes	Credit Spread, Volatility, Stock Price
	1,229	Discount Model	Yield	5.92%
	99,134	Discount Model	Discount Rate	9% - 15%
Municipal obligations	8,982	Discount Model	Credit Spread	141 bps
Collateralized loan obligations	4,041,568	Discount Model	Credit Spread	228 - 1435 (363) bps
	46,319	Residual Equity	Residual Equity	24858629.81
Redeemable preferred stock	23,313	Discount Model	Credit Spread	1313.27
Other asset backed	942,671	Discount Model	Credit Spread	238 - 1130 (415.64) bps
	484	Discount Model	Market Yield	6.24%
	28,400	Discount Model	Discount Rate	3.95%
	83,678	Underlying Pricing Model	Market Value of Underlying Investments, CFs
	19,954	Spread Duration	Credit Spread	153 bps

Total fixed maturity investments	23,605,308
Equity securities:
Common stock - Financial	25,408	Market Comparables	Price/Adjusted Funds from Operations Multiple and Cap Rate Method	14.95x5.6%
	4,502	Black Scholes	Volatility	1,079.66%
Preferred stock	64,794	Discount Model	Credit Spread	283 - 2136 (971) bps
	77,656	Market Comparables	Price, Market Cap, P/B ratio	.86x

Total equity securities	172,360
Short-term investments	60,531	Discount Model	Credit Spread	365 bps
Other derivatives	465	Black Scholes	Volatility, Stock Price	.47x
Funds withheld receivable	(12,306)	See (1) below
Embedded derivatives - reinsurance contracts	814,694	See FIA contracts below
Separate account assets	2,386,900	Revenue Multiples	Projected Revenues
		See (3) below

Total assets	$27,027,952	See (2) below

Liabilities:
Embedded derivatives:
Hedge accounting MYGA products	$(22,122)	Discounted Cash Flow	Discount Rate	2.98-5.34 [3.49%]
GMWB and GMAB reserves	$3,705	Discounted Cash Flow	Own credit spread	1.8%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Funds withheld liability	(141)	See (1) below
Reinsurance contracts	211,297	Expected value of future index credits
Fixed index annuity contracts	2,810,892	Discounted Cash Flow	Own credit spread	1.8%
			Risk margin	0.05% - 0.24%

Total liabilities	$3,003,631

78

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Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	As of December 31, 2022
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average](4)
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$15,001,316	Discount Model	Credit Spread	375 - 3463 [347] basis points (bps)
	18,073		Yield	6.11%
	111,805		Discount Rate	9% - 15%
	1,014	Market Comparables	EBITDA Multiple	7.4x
	79,027	Waterfall	Cashflows
	850,113	Spread Duration	Credit Spread	275 - 979 [377] bps
	191,287	Black Scholes	Credit Spread, Volatility, Stock Price	1144 bps
Municipal obligations	7,897	Discount Model	Credit Spread	424 bps
Collateralized loan obligations	3,517,525	Discount Model	Credit Spread	270 - 1600 (420) bps
	3,979	Residual Equity	Residual Equity
Redeemable preferred stock	20,650	Discount Model	Credit Spread	2049
Other asset backed	940,411	Discount Model	Credit Spread	341 - 1855 (557) bps
	268,791		Market Yield	8.17%
	28,400		Discount Rate	3.97%
	19,924	Spread Duration	Credit Spread	189 bps
	1,748	Recovery Analysis	Residual value

Total fixed maturity investments	21,061,960
Equity securities:
Common stock - Financial	29,873	Market Comparables	Price/Adjusted Funds from Operations Average Cap Rate	15.83x 5.7%
	4,452	Black Scholes	Volatility	40.90%
Preferred stock	38,459	Discount Model	Credit Spread	458 bps
	69,358	Market Comparables	Price, Market Cap	.77x

Total equity securities	72,784
Other Derivatives	22,463	Black Scholes	Volatility Stock Price	50.5%
Funds withheld receivable	(22,163)	See (1) below
Embedded derivatives - reinsurance contracts	388,398	See FIA contracts below
Separate account assets	2,105,300	Revenue Multiples	Projected Revenues	6.5x
		Discounted Cash Flow	Discount Rate	70 - 800 [475] bps
		See (3) below

Total assets	$23,628,742	See (2) below

Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$4,140	Discounted Cash Flow	Own credit spread	2.26%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Funds withheld liability	(414,915)	See (1) below
Reinsurance contracts	55,598	Expected value of future index credits
Fixed index annuity contracts	1,873,472	Discounted Cash Flow	Own credit spread	2.26%
			Risk margin	0.05% - 0.24%

Total liabilities	$1,518,295

(1)	Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability.
(2)	The tables above exclude certain securities for which the fair value of $1,978.0 million and $536.5 million as of December 31, 2023 and 2022, respectively, was based on non-binding broker quotes.
(3)	Separate account investments in partnerships for which the fair value as of December 31, 2023 and 2022 was determined through a third party valuation of the fair value of the underlying investments.
(4)	Unobservable inputs were weighted by the relative fair value of the instruments.

79

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Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.

Increases or decreases in assumed lapse and mortality rates could cause the fair value of the commission assignment embedded derivative to significantly decrease or increase, respectively.

Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivative. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.

Increases or decreases in risk free rates could cause the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.

Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.

80

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Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

Financial Instruments Not Reported at Fair Value

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value are as follows:

	December 31, 2023
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$787,674	$746,089	$—	$42,211	$703,878
Notes receivable from related parties	995,715	995,644	—	887,200	108,444
Policy loans	64,371	64,435	—	—	64,435
Business-owned life insurance	24,919	24,919	—	—	24,919
Company-owned life insurance	48,558	48,558	—	—	48,558
Supplementary contracts without life
contingencies	(104,315)	(95,538)	—	—	(95,538)
Individual and group annuities	(8,611,242)	(8,591,083)	—	—	(8,591,083)
Debt from consolidated VIEs	(237,533)	(198,566)	—	—	(198,566)
Surplus notes	(114,299)	(109,265)	—	—	(109,265)
Separate account liabilities	(5,625,096)	(5,625,096)	(3,238,196)	—	(2,386,900)

81

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Notes to Consolidated Financial Statements (continued)

14. Fair Value Measurements (continued)

	December 31, 2022
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$785,987	$745,541	$—	$—	$745,541
Notes receivable from related parties	1,692,107	1,692,107	—	1,632,087	60,020
Policy loans	66,308	66,374	—	—	66,374
Business-owned life insurance	24,331	24,331	—	—	24,331
Company-owned life insurance	43,481	43,481	—	—	43,481
Supplementary contracts without life contingencies	(136,361)	(127,034)	—	—	(127,034)
Individual and group annuities	(8,447,826)	(7,938,252)	—	—	(7,938,252)
Debt from consolidated VIEs	(148,779)	(198,585)	—	—	(198,585)
Surplus notes	(115,367)	(111,141)	—	—	(111,141)
Separate account liabilities	(5,131,121)	(5,131,121)	(3,025,821)	—	(2,105,300)

15. Commitments and Contingencies

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $391.3 million, of which $26.8 million is with related parties, as of December 31, 2023, as required by the general partner. The Company had committed up to $4,383.4 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2023, of which $1,488.9 million is with related parties or securitizations in which related parties act as collateral managers. The portion of the total unfunded commitments that are considered to be on-demand funding obligations not controlled by the Company or its affiliated parties was $1,853.5 million as of December 31, 2023. Upon the adoption of authoritative guidance in 2023 and at each reporting date thereafter, the Company assesses its likelihood of funding and its risk of loss on its unfunded commitments to compute an estimated allowance for credit losses. Any changes in the allowance for credit loss is recognized through a change to net income.

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $688.7 million, of which $31.5 million is with related parties, as of December 31, 2022, as required by the general partner. The Company had committed up to $4,044.4 million in unfunded bridge loans, unfunded revolvers, and other private investments, as of December 31, 2022, of which $967.8 million is with related parties or securitizations in which related parties act as collateral managers. The portion of the total unfunded commitments that are considered to be on-demand funding obligations not controlled by the Company or its affiliated parties was $1,876.4 million as of December 31, 2022.

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Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

Other legal and regulatory matters: SBLIC is a defendant in a putative class action, Ella Clinton, et al., v. Security Benefit Life Insurance Company, initially filed in the United States District Court, Southern District of Florida, on November 20, 2019. A First Amended Class Action Complaint (“FAC”) that includes additional named plaintiffs and causes of action was filed on January 21, 2020. The action was transferred to the United States District Court, District of Kansas. The allegations of the FAC arise out of the marketing and sale of SBLIC’s leading fixed index annuity products at the time. In their FAC, Plaintiffs assert claims for violation of the federal Racketeer Influenced and Corrupt Organizations Act, violations of California’s, Illinois’, Arizona’s and Nevada’s respective unfair competition, consumer fraud, and/or deceptive business practices acts, and common law fraud under the laws of Florida, California, Illinois, Arizona and Nevada. SBLIC’s motion to dismiss was granted by the District Court on February 12, 2021, but the dismissal was reversed by the United States Court of Appeals for the Tenth Circuit on March 28, 2023 in a split decision. The Tenth Circuit’s decision to reverse and remand the case was not based on the merits of any issue, but rather assumed that the allegations were correct and held that the allegations were adequate to require that an evidentiary record be developed with respect to them before the District Court and upon which a decision should be based. On January 25, 2024, the District Court issued a scheduling order setting a April 15, 2024 deadline for substantial completion of rolling production of documents in response to plaintiffs’ first request for production, an October 15, 2024 deadline for plaintiffs’ motion for class certification, a December 17, 2024 deadline for defendant’s opposition to motion for class certification and a February 18, 2025 deadline for plaintiffs’ reply in support of motion for class certification. Although potential liability is reasonably possible for SBLIC from this lawsuit, no reasonable estimate can be made at this time regarding the amount or range of any possible loss that may result. SBLIC believes that it has substantial defenses to the claims alleged and intends to continue to defend itself vigorously in the action.

83

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Notes to Consolidated Financial Statements (continued)

15. Commitments and Contingencies (continued)

The Company is periodically party to legal and arbitral proceedings and subject to complaints, and the like, and is periodically examined by its regulators and may discuss certain matters with its regulators that come up during such examinations or otherwise. With the possible exception of the Clinton lawsuit, management currently does not believe that any litigation, arbitration, complaint or other such matter to which the Company is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.

16. Debt

Line of credit with FHLB

At December 31, 2023, the Company has access to a $451.2 million line of revolving credit facility from the Federal Home Loan Bank of Topeka (FHLB). Overnight borrowings in connection with this line of credit bear interest at 0.22% over the Federal Funds rate (5.55% at December 31, 2023). The Company had no borrowings under this line of credit at December 31, 2023 and 2022. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2023.

Surplus notes

The Company has outstanding surplus notes with a carrying value of $114.3 million and $115.4 million at December 31, 2023 and 2022, respectively. The surplus notes consist of $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Commissioner of the Kansas Insurance Department (the Kansas Commissioner) and only out of surplus funds that the Kansas Commissioner determines to be available for such payment under the Kansas Insurance Code.

84

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Debt (continued)

Future principal payments

At December 31, 2023, future principal payments for the years ending December 31 are as follows:

Surplus Notes
2024	$—
2025	—
2026	—
2027	—
2028	—
Thereafter	100,000

Total amount of future principal payments	$100,000

Interest expense as presented in the consolidated statements of operations consisted of the following for the years ended:

	Year Ended December 31,
	2023	2022	2021
	(In Thousands)
Debt/notes payable:
Surplus note interest	$6,381	$6,438	$6,492
Debt from consolidated VIE interest	98,592	37,622	2,088
Note payable - SAILES 2, LLC interest	14	14	14
Mortgage debt interest	—	(175)	(166)

Total debt/notes payable interest	104,987	43,899	8,428
Repurchase agreement interest	23,990	28,795	241
Other interest	29,191	8,350	523

Total	$158,168	$81,044	$9,192

17. Related-Party Transactions

There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of total assets) that are not otherwise discussed (see Notes 1, 2 and 10).

85

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

As of December 31, 2023 and 2022, the Company had investments in collateral loans of $11.8 billion and $10.3 billion, respectively, issued by related parties. These investments are included in fixed maturities, available for sale on the consolidated balance sheets, and are fully secured through the assets of each borrower. As of December 31, 2023 and 2022, $9.6 billion and $8.9 billion, respectively, of these loans were subject to cross-collateralization agreements and a separate master guaranty. Through the cross-collateralization agreements, the Company has the ability to exercise remedies against the assets of any related borrower to satisfy a loan in default. Under the master guaranty, collateral must be retained by the related party borrowers and certain of their parent entities, providing additional credit enhancement to the Company. The Company had the following individually material investments in collateral loans:

	December 31,
	2023	2022
	(In Thousands)
Eldridge Equipment Finance LLC	$295,018	$325,867
Stonebriar Holdings LLC	558,620	390,970

As of December 31, 2023 and 2022, the Company had the following investments in related parties with interest rates ranging from 7.6% to 10.2% and maturity dates ranging from January 2024 through December 2024. These investments are included in notes receivable from related parties on the consolidated balance sheets and are typically fully collateralized by assets of the debtor:

	December 31,
	2023	2022
	(In Thousands)
Holliday Park, LLC	$372,000	$135,000
Dawn Acres III, LLC	58,000	341,000
Chain Bridge Opportunistic Funding
Holdings, LLC	35,000	413,000
Weary Blues Holdings, LLC	3,000	360,921
Other	527,715	577,186

	$995,715	$1,351,107

As of December 31, 2023 and 2022, the Company had investments in commercial and residential mortgage loans with related parties in the amount of $385.8 million and $335.9 million, respectively.

As of December 31, 2023 and 2022, the Company had investments in joint ventures and partnerships of $1,291.1 million and $1,664.7 million, respectively, accounted for under the equity method pursuant to ASC 970-323-25-6. These investments are considered to be with related parties.

86

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

During the fourth quarter of 2021, SBL Holdings, Inc. (SBLH), the parent of SBLIC, acquired an equity method investment in SkyRidge Cayman Holdings LLC, which is the ultimate parent company of SkyRidge Re, an insurance company licensed in Bermuda. Effective November 30, 2021, SBLIC entered into a coinsurance with funds withheld reinsurance agreement to cede certain fixed annuity and fixed index annuity liabilities to SkyRidge Re (see Note 10). SBLIC also entered into an investment management agreement with SkyRidge Re to manage its investments. As a result of these relationships, SkyRidge Re is considered a related party.

As of December 31, 2023 and 2022, the Company had total investments in securitizations in which related parties act as one or more of the collateral managers or sub-collateral managers of $5,839.8 million and $4,661.7 million, respectively. The repayment of these investments is provided by unrelated party assets and the Company does not have recourse to the related collateral manager or in the case of non-performance on the unrelated assets. These investments are included in fixed maturities, available for sale and short-term investments on the consolidated balance sheets, aggregated at the issuer level. The Company had the following individually material investments in securitizations in which related parties act as on or more of the collateral managers or sub-collateral managers:

	December 31,
	2023	2022
	(In Thousands)
Cedar Crest 2021-2, LLC	$752,820	$723,375
Cedar Crest 2022-1, LLC	751,652	736,992
Shawnee 2022-2, LLC	701,990	—
Cedar Crest 2021-1, LLC	662,588	693,891
Shawnee 2022-1, LLC	592,559	755,159
Binney Park Capital LLC	489,134	—
Shawnee 2021-1, LLC	426,979	608,108
Gage Park, LLC	385,516	220,400
Maranon Loan Funding 2022-1 LLC	358,277	359,312

87

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

As of December 31, 2023 and 2022, the Company had total investments in other related parties of $4,105.7 million and $3,661.4 million, respectively. These investments are included in fixed maturity investments available for sale, equity securities at fair value and short-term investments on the consolidated balance sheets. The Company had the following individually material investments in other related parties:

	December 31,
	2023	2022
	(In Thousands)
Cain Re LLC	$790,085	$—
Cain International, LLC	—	1,262,098
BH Luxury Residences, LLC	629,921	593,213
LAISAH, LLC	581,527	533,150
Oasis BH, LLC	406,318	367,110
American Media Productions, LLC	349,999	333,704
Banner Creek Bridge, LLC	149,017	342,000

Pursuant to an agreement effective January 1, 2017 (as amended effective November 1, 2020), the Company paid $140.3 million, $124.1 million and $125.5 million for the years ended December 31, 2023, 2022 and 2021, respectively, to Eldridge Business Services, LLC for providing investment services and business development services related to investment strategy, asset origination, developing new and differentiated products, enhancing existing or developing new marketing and distribution strategies, and assisting in capital planning and rating agency support.

The Company has a portfolio of CLOs it owns, which portfolio is managed by Panagram Structured Asset Management, LLC. In addition, some of the CLOs in which the Company invests formerly had as a collateral manager CBAM Partners, LLC, a related party. CBAM Partners, LLC no longer serves as a collateral manager for any CLOs. The Company also invests in warehouses for CLOs and loan and mezzanine investment funds managed by related parties. The manager of the CLO is entitled to senior, subordinated and incentive management fees payable by the CLO issuer; in some cases, the manager of the warehouse entity is entitled to management fees payable by the warehouse entity and the manager of the fund is entitled to fees. The Company is not directly liable for such fees, but, insofar as the Company directly or indirectly owns any portion of the most subordinate or residual tranche of a CLO or a warehouse entity or investment in a fund, the Company may be considered to bear the portion of such fees indirectly. The aggregate of such portions of such fees borne by the Company indirectly for periods in which any such manager was a related party were $17.2 million, $19.2 million, and $53.7 million for the years ended December 31, 2023, 2022 and 2021, respectively.

88

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

The Company paid fees of $223.9 million, $203.0 million and $188.6 million for the years ended December 31, 2023, 2022 and 2021, respectively, to SBBS for providing management and administrative services.

In December 2021, the Company completed a transaction involving related parties to dispose of investments in certain CFEs with a fair value of $324.5 million at the transaction date. As a result, the Company recognized realized gains of $150.4 million, as well as an increase in debt from consolidated variable interest entities of $183.3 million relating to the contingent payment obligation that exists due to the sale of residual interests to a related party. As part of this transaction, the Company issued collateral loan investments to Brookville Industries, LLC and Meadowlark Funding, LLC, both related parties.

The Company received $435.0 million and $300.0 million in capital contributions from SBLH during 2023 and 2022, respectively. The Company paid $350.0 million and $100.0 million in dividends to SBLH during 2023 and 2022, respectively.

89

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements

The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department (the Department) and the Vermont Department of Financial Regulation, as applicable. Kansas and Vermont have adopted the National Association of Insurance Commissioners’ accounting practices and procedures manual of statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Kansas Commissioner and the Vermont Commissioner have the right to prescribe or permit other specific practices that may deviate from NAIC SAP. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective July 1, 2019, the State of Kansas adopted a statute for eligible derivative assets that differ from NAIC SAP which allows the Company, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. Eligible derivative assets consist of call and put options used to hedge the fixed index annuity index credits. In addition, under NAIC SAP, the corresponding reserve liabilities that are hedged by the call and put options are calculated under Actuarial Guideline (AG) 35, whereas the statute allows the reserves to assume the market value of the eligible derivative assets associated with the current interest crediting periods to be zero.

Redundant statutory reserves relating to GLWB benefits on fixed index annuity contracts were ceded by SBLIC to SARC, an SBLIC subsidiary, in the amount of $587.6 million and $562.2 million as of December 31, 2023 and 2022, respectively. The assumed reserves on SARC were supported by an excess of loss receivable asset permitted by the Vermont Department of Financial Regulation.

SBLIC total adjusted capital, including surplus notes (see Note 16), was $6,874.3 million and $6,222.9 million at December 31, 2023 and 2022, respectively. Statutory net income of the insurance operations was $1,202.5 million, $358.0 million, and $987.8 million for the years ended December 31, 2023, 2022, and 2021, respectively.

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by state law. The NAIC SAP has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.

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Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

The Company may not, without notice to the Kansas Commissioner and (A) the expiration of 30 days without disapproval by the Kansas Commissioner or (B) the Kansas Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus.

SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness) and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

At December 31, 2023, SD had net capital of $27.4 million, which was $26.9 million in excess of its required net capital of $0.5 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD’s ratio of aggregate indebtedness to net capital was 0.3 to 1 at December 31, 2023.

19. Subsequent Events

Subsequent events have been evaluated through April 26, 2024, which is the date the financial statements were issued.

Subsequent to year-end, SBLIC paid a dividend of $325.0 million, a portion in cash of $225.0 million and a portion in kind of $100.0 million, to its parent, SBLH.

Subsequent to year-end, SBLIC declared a cash dividend of $50.0 million to its parent, SBLH.

91

Exhibits and Financial Statement Schedules

Security Benefit Life Insurance Company and Subsidiaries

Exhibits and Financial Statement Schedules

Years Ended December 31, 2023, 2022 and 2021

Report of Independent Auditors

The Board of Directors

Security Benefit Life Insurance Company

We have audited the consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 2023 and 2022, for each of the three years in the period ended December 31, 2023, and have issued our report thereon dated April 26, 2024 (included elsewhere in this Registration Statement). Our audits of the consolidated financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules, based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.

/s/ Ernst & Young LLP

Kansas City, Missouri

April 26, 2024

94

Security Benefit Life Insurance Company and Subsidiaries

Schedule I - Summary of Investments

Other Than Investments in Related Parties

As of December 31, 2023

	December 31, 2023
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party
	(In Thousands)
Securities available for sale:
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$37,870	$35,411	$35,411
Obligations of government-sponsored
enterprises	572,981	569,421	569,421
Corporate	6,864,255	6,740,642	6,740,642
Municipal obligations	18,376	17,516	17,516
Commercial mortgage-backed	51,196	42,350	42,350
Residential mortgage-backed	17,367	16,050	16,050
Collateralized debt obligations	6,718	7,861	7,861
Collateralized loan obligations	9,136,949	8,918,158	8,918,158
Other asset backed	1,780,543	1,713,005	1,713,005

Total fixed maturity investments	$18,486,255	$18,060,414	$18,060,414

Equity securities:
Consumer	$228,690	$253,154	$253,154
Mutual funds	5,786	4,733	4,733
Preferred stocks	271,147	243,638	243,638

Total equity securities	$505,623	$501,525	$501,525

Securities Fair Value Option:
Fixed maturities	$97,800	$97,499	$97,499
Mortgage loans	403,583	371,557	403,583
Cash and cash equivalents	1,448,598	1,448,599	1,448,599
Short-term investments	69,381	70,383	70,383
Call options	759,014	759,014	759,014
Other invested assets	332,207	332,207	332,207

	$22,102,461	$21,641,198	$21,673,224

See accompanying Report of Independent Auditors

95

Security Benefit Life Insurance Company and Subsidiaries

Schedule III - Supplementary Insurance Information

As of December 31, 2023 and 2022

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable
	(In Thousands)
As of December 31, 2023:
Life insurance	$1,352,451	$50,205,496	$—	$4,956,188
As of December 31, 2022:
Life insurance	1,301,251	35,531,824	—	2,717,324

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses
	(In Thousands)
As of December 31, 2023:
Life insurance	$245,274	$2,695,803	$1,432,842	$206,144	$555,025
As of December 31, 2022:
Life insurance	237,203	2,038,760	179,347	70,927	476,972

See accompanying Report of Independent Auditors

96

Security Benefit Life Insurance Company and Subsidiaries

Schedule IV – Reinsurance

Years Ended December 31, 2023, 2022 and 2021

	December 31, 2023
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$1,739,427	$1,733,372	$474,049	$480,104	99%
Premiums:
Life insurance	17,299	17,299	7,125	7,125	100
Annuity	6,721,795	2,475,021	10,292	4,257,066	0
Accident and Health Insurance	—	—	50	50	—

Total premiums	$6,739,094	$2,492,320	$17,467	$4,264,241	0%

	December 31, 2022
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$1,821.246	$1,815,389	$70,117	$75,974	92%
Premiums:
Life insurance	17.943	17,944	10,303	10,303	100
Annuity	5,197.194	1,275,247	12,842	3,934,789	0
Accident and Health Insurance	—	—	55	55	—

Total premiums	$5,215.137	$1,293,191	$23,200	$3,945,147	1%

	December 31, 2021
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)
Life insurance in force	$1,903,739	$1,897,225	$84,672	$91,186	93%
Premiums:
Life insurance	18,763	18,763	2,772	2,772	100
Annuity	4,368,317	147,680	10,616	4,231,253	0
Accident and Health Insurance	—	—	2	2	—

Total premiums	$4,387,080	$166,443	$13,390	$4,234,027	0%

97

FINANCIAL STATEMENTS

SBL Variable Annuity Account XIV

Year Ended December 31, 2023

With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account XIV

Financial Statements

Year Ended December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account XIV

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account XIV (the Separate Account), as of December 31, 2023 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 2000.

Kansas City, Missouri

April 26, 2024

Appendix

Subaccounts listed that comprising SBL Variable Annuity Account XIV

Subaccounts	Statements of operations and changes in net assets
AB VPS Discovery Value Portfolio	For each of the two years in the period ended December 31, 2023

AB VPS Dynamic Asset Allocation	For each of the two years in the period ended December 31, 2023

AB VPS Relative Value Portfolio	For each of the two years in the period ended December 31, 2023

AB VPS Sustainable Global Thematic Growth	For each of the two years in the period ended December 31, 2023

AFIS Capital World Growth and Income	For each of the two years in the period ended December 31, 2023

AFIS U.S. Government Securities	For each of the two years in the period ended December 31, 2023

AFIS Washington Mutual Investors	For each of the two years in the period ended December 31, 2023

Alger Capital Appreciation	For each of the two years in the period ended December 31, 2023

Alger Large Cap Growth	For the year ended December 31, 2023 and the period from June 3, 2022 (commencement of operations) through December 31, 2022

Allspring Growth	For each of the two years in the period ended December 31, 2023

Allspring International Equity VT	For each of the two years in the period ended December 31, 2023

Allspring Large Cap Core	For each of the two years in the period ended December 31, 2023

Allspring Opportunity	For each of the two years in the period ended December 31, 2023

Allspring Opportunity VT	For each of the two years in the period ended December 31, 2023

Allspring Small Company Value	For each of the two years in the period ended December 31, 2023

Allspring VT Discovery All Cap Growth Fund	For each of the two years in the period ended December 31, 2023

ALPS/Alerian Energy Infrastructure	For each of the two years in the period ended December 31, 2023

American Century Diversified Bond	For each of the two years in the period ended December 31, 2023

American Century Equity Income	For each of the two years in the period ended December 31, 2023

American Century Heritage	For each of the two years in the period ended December 31, 2023

American Century International Bond	For each of the two years in the period ended December 31, 2023

American Century International Growth	For each of the two years in the period ended December 31, 2023

American Century Select	For each of the two years in the period ended December 31, 2023

American Century Strategic Allocation: Aggressive	For each of the two years in the period ended December 31, 2023

Subaccounts	Statements of operations and changes in net assets
American Century Strategic Allocation: Conservative	For each of the two years in the period ended December 31, 2023

American Century Strategic Allocation: Moderate	For each of the two years in the period ended December 31, 2023

American Century Ultra®	For each of the two years in the period ended December 31, 2023

American Century VP Disciplined Core Value	For each of the two years in the period ended December 31, 2023

American Century VP Inflation Protection	For each of the two years in the period ended December 31, 2023

American Century VP International	For each of the two years in the period ended December 31, 2023

American Century VP Mid Cap Value	For each of the two years in the period ended December 31, 2023

American Century VP Ultra®	For each of the two years in the period ended December 31, 2023

American Century VP Value	For each of the two years in the period ended December 31, 2023

American Funds IS® Asset Allocation	For each of the two years in the period ended December 31, 2023

American Funds IS® Capital World Bond	For each of the two years in the period ended December 31, 2023

American Funds IS® Global Growth	For each of the two years in the period ended December 31, 2023

American Funds IS® Global Small Capitalization	For each of the two years in the period ended December 31, 2023

American Funds IS® Growth	For each of the two years in the period ended December 31, 2023

American Funds IS® Growth-Income	For each of the two years in the period ended December 31, 2023

American Funds IS® International	For each of the two years in the period ended December 31, 2023

American Funds IS® International Growth and Income	For each of the two years in the period ended December 31, 2023

American Funds IS® Mortgage	For each of the two years in the period ended December 31, 2023

American Funds IS® New World	For each of the two years in the period ended December 31, 2023

AMG River Road Mid Cap Value	For each of the two years in the period ended December 31, 2023

Ariel®	For each of the two years in the period ended December 31, 2023

Baron Asset	For each of the two years in the period ended December 31, 2023

BlackRock Advantage Large Cap Core V.I.	For each of the two years in the period ended December 31, 2023

BlackRock Advantage Small Cap Growth	For each of the two years in the period ended December 31, 2023

BlackRock Basic Value V.I.	For each of the two years in the period ended December 31, 2023

BlackRock Capital Appreciation V.I.	For each of the two years in the period ended December 31, 2023

BlackRock Equity Dividend	For each of the two years in the period ended December 31, 2023

Subaccounts	Statements of operations and changes in net assets
BlackRock Equity Dividend V.I.	For each of the two years in the period ended December 31, 2023

BlackRock Global Allocation	For each of the two years in the period ended December 31, 2023

BlackRock Global Allocation V.I.	For each of the two years in the period ended December 31, 2023

BlackRock High Yield V.I.	For each of the two years in the period ended December 31, 2023

BlackRock International Dividend	For each of the two years in the period ended December 31, 2023

BlackRock Large Cap Focus Growth V.I.	For each of the two years in the period ended December 31, 2023

BNY Mellon Appreciation	For each of the two years in the period ended December 31, 2023

BNY Mellon Dynamic Value	For each of the two years in the period ended December 31, 2023

BNY Mellon IP MidCap Stock	For each of the two years in the period ended December 31, 2023

BNY Mellon IP Small Cap Stock Index	For each of the two years in the period ended December 31, 2023

BNY Mellon IP Technology Growth	For each of the two years in the period ended December 31, 2023

BNY Mellon Opportunistic Midcap Value	For each of the two years in the period ended December 31, 2023

BNY Mellon Stock Index	For each of the two years in the period ended December 31, 2023

BNY Mellon VIF Appreciation	For each of the two years in the period ended December 31, 2023

Calamos® Growth	For each of the two years in the period ended December 31, 2023

Calamos® Growth and Income	For each of the two years in the period ended December 31, 2023

Calamos® High Income Opportunities	For each of the two years in the period ended December 31, 2023

ClearBridge Small Cap Growth	For each of the two years in the period ended December 31, 2023

ClearBridge Variable Aggressive Growth	For each of the two years in the period ended December 31, 2023

ClearBridge Variable Small Cap Growth	For each of the two years in the period ended December 31, 2023

Delaware Ivy Asset Strategy	For each of the two years in the period ended December 31, 2023

Delaware Ivy VIP Asset Strategy	For each of the two years in the period ended December 31, 2023

Delaware Ivy VIP Balanced	For each of the two years in the period ended December 31, 2023

Delaware Ivy VIP Core Equity	For each of the two years in the period ended December 31, 2023

Delaware Ivy VIP Energy	For each of the two years in the period ended December 31, 2023

Delaware Ivy VIP Global Growth	For each of the two years in the period ended December 31, 2023

Delaware Ivy VIP Growth	For each of the two years in the period ended December 31, 2023

Subaccounts	Statements of operations and changes in net assets
Delaware Ivy VIP High Income	For each of the two years in the period ended December 31, 2023

Delaware Ivy VIP International Core Equity	For each of the two years in the period ended December 31, 2023

Delaware Ivy VIP Limited-Term Bond	For each of the two years in the period ended December 31, 2023

Delaware Ivy VIP Mid Cap Growth	For each of the two years in the period ended December 31, 2023

Delaware Ivy VIP Natural Resources	For each of the two years in the period ended December 31, 2023

Delaware Ivy VIP Science And Technology	For each of the two years in the period ended December 31, 2023

Delaware Ivy VIP Small Cap Growth	For each of the two years in the period ended December 31, 2023

Delaware Ivy VIP Smid Cap Core	For each of the two years in the period ended December 31, 2023

Delaware Ivy VIP Value	For each of the two years in the period ended December 31, 2023

Delaware VIP Global Equity	For each of the two years in the period ended December 31, 2023

Delaware VIP Real Estate Securities	For each of the two years in the period ended December 31, 2023

Dimensional VA Equity Allocation	For each of the two years in the period ended December 31, 2023

Dimensional VA Global Bond Portfolio	For each of the two years in the period ended December 31, 2023

Dimensional VA Global Moderate Allocation	For each of the two years in the period ended December 31, 2023

Dimensional VA International Small Portfolio	For each of the two years in the period ended December 31, 2023

Dimensional VA International Value Portfolio	For each of the two years in the period ended December 31, 2023

Dimensional VA Short-Term Fixed Portfolio	For each of the two years in the period ended December 31, 2023

Dimensional VA U.S. Large Value Portfolio	For each of the two years in the period ended December 31, 2023

Dimensional VA U.S. Targeted Value Portfolio	For each of the two years in the period ended December 31, 2023

DWS Capital Growth VIP	For each of the two years in the period ended December 31, 2023

DWS Core Equity VIP	For each of the two years in the period ended December 31, 2023

DWS CROCI® U.S. VIP	For each of the two years in the period ended December 31, 2023

DWS Global Small Cap VIP	For each of the two years in the period ended December 31, 2023

DWS High Income VIP	For each of the two years in the period ended December 31, 2023

DWS International Growth VIP	For each of the two years in the period ended December 31, 2023

DWS Small Mid Cap Value VIP	For each of the two years in the period ended December 31, 2023

Eaton Vance VT Floating-Rate Income	For each of the two years in the period ended December 31, 2023

Subaccounts	Statements of operations and changes in net assets
Federated Hermes Corporate Bond	For each of the two years in the period ended December 31, 2023

Federated Hermes Fund for U.S. Government Securities II	For each of the two years in the period ended December 31, 2023

Federated Hermes High Income Bond II	For each of the two years in the period ended December 31, 2023

Fidelity® Advisor Dividend Growth	For each of the two years in the period ended December 31, 2023

Fidelity® Advisor International Capital Appreciation	For each of the two years in the period ended December 31, 2023

Fidelity® Advisor Leveraged Company Stock	For each of the two years in the period ended December 31, 2023

Fidelity® Advisor New Insights	For each of the two years in the period ended December 31, 2023

Fidelity® Advisor Real Estate	For each of the two years in the period ended December 31, 2023

Fidelity® Advisor Stock Selector Mid Cap	For each of the two years in the period ended December 31, 2023

Fidelity® Advisor Value Strategies	For each of the two years in the period ended December 31, 2023

Fidelity® VIP Balanced	For each of the two years in the period ended December 31, 2023

Fidelity® VIP Contrafund	For each of the two years in the period ended December 31, 2023

Fidelity® VIP Disciplined Small Cap	For each of the two years in the period ended December 31, 2023

Fidelity® VIP Emerging Markets	For each of the two years in the period ended December 31, 2023

Fidelity® VIP Equity-Income	For each of the two years in the period ended December 31, 2023

Fidelity® VIP Growth & Income	For each of the two years in the period ended December 31, 2023

Fidelity® VIP Growth Opportunities	For each of the two years in the period ended December 31, 2023

Fidelity® VIP High Income	For each of the two years in the period ended December 31, 2023

Fidelity® VIP Index 500	For each of the two years in the period ended December 31, 2023

Fidelity® VIP Investment Grade Bond	For each of the two years in the period ended December 31, 2023

Fidelity® VIP Mid Cap	For each of the two years in the period ended December 31, 2023

Fidelity® VIP Overseas	For each of the two years in the period ended December 31, 2023

Fidelity® VIP Real Estate	For each of the two years in the period ended December 31, 2023

Fidelity® VIP Strategic Income	For each of the two years in the period ended December 31, 2023

Franklin Allocation VIP Fund	For each of the two years in the period ended December 31, 2023

Franklin DynaTech VIP	For each of the two years in the period ended December 31, 2023

Franklin Growth and Income VIP Fund	For each of the two years in the period ended December 31, 2023

Subaccounts	Statements of operations and changes in net assets
Franklin Income VIP Fund	For each of the two years in the period ended December 31, 2023

Franklin Large Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2023

Franklin Mutual Global Discovery VIP Fund	For each of the two years in the period ended December 31, 2023

Franklin Mutual Shares VIP Fund	For each of the two years in the period ended December 31, 2023

Franklin Rising Dividends VIP Fund	For each of the two years in the period ended December 31, 2023

Franklin Small Cap Value VIP Fund	For each of the two years in the period ended December 31, 2023

Franklin Small-Mid Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2023

Franklin Strategic Income VIP Fund	For each of the two years in the period ended December 31, 2023

Franklin U.S. Government Securities VIP Fund	For each of the two years in the period ended December 31, 2023

Goldman Sachs Emerging Markets Equity	For each of the two years in the period ended December 31, 2023

Goldman Sachs Government Income	For each of the two years in the period ended December 31, 2023

Goldman Sachs VIT International Equity Insights	For each of the two years in the period ended December 31, 2023

Goldman Sachs VIT Large Cap Value	For each of the two years in the period ended December 31, 2023

Goldman Sachs VIT Mid Cap Growth Fund	For each of the two years in the period ended December 31, 2023

Goldman Sachs VIT Mid Cap Value	For each of the two years in the period ended December 31, 2023

Goldman Sachs VIT Small Cap Equity Insights	For each of the two years in the period ended December 31, 2023

Goldman Sachs VIT Strategic Growth	For each of the two years in the period ended December 31, 2023

Guggenheim Alpha Opportunity	For each of the two years in the period ended December 31, 2023

Guggenheim Core Bond	For each of the two years in the period ended December 31, 2023

Guggenheim Floating Rate Strategies	For each of the two years in the period ended December 31, 2023

Guggenheim High Yield	For each of the two years in the period ended December 31, 2023

Guggenheim Large Cap Value	For each of the two years in the period ended December 31, 2023

Guggenheim Long Short Equity	For each of the two years in the period ended December 31, 2023

Guggenheim Macro Opportunities	For each of the two years in the period ended December 31, 2023

Guggenheim Managed Futures Strategy	For each of the two years in the period ended December 31, 2023

Guggenheim Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2023

Guggenheim Small Cap Value	For each of the two years in the period ended December 31, 2023

Subaccounts	Statements of operations and changes in net assets
Guggenheim SMid Cap Value	For each of the two years in the period ended December 31, 2023

Guggenheim StylePlus Large Core	For each of the two years in the period ended December 31, 2023

Guggenheim StylePlus Mid Growth	For each of the two years in the period ended December 31, 2023

Guggenheim Total Return Bond	For each of the two years in the period ended December 31, 2023

Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Alpha Opportunity	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Floating Rate Strategies	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Global Managed Futures Strategy	For each of the two years in the period ended December 31, 2023

Guggenheim VIF High Yield	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Long Short Equity	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Small Cap Value	For each of the two years in the period ended December 31, 2023

Guggenheim VIF SMid Cap Value	For each of the two years in the period ended December 31, 2023

Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2023

Guggenheim VIF StylePlus Large Growth	For each of the two years in the period ended December 31, 2023

Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2023

Guggenheim VIF StylePlus Small Growth	For each of the two years in the period ended December 31, 2023

Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2023

Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2023

Guggenheim World Equity Income	For each of the two years in the period ended December 31, 2023

Invesco American Franchise	For each of the two years in the period ended December 31, 2023

Invesco Comstock	For each of the two years in the period ended December 31, 2023

Invesco Developing Markets	For each of the two years in the period ended December 31, 2023

Invesco Discovery	For each of the two years in the period ended December 31, 2023

Invesco Discovery Mid Cap Growth	For each of the two years in the period ended December 31, 2023

Subaccounts	Statements of operations and changes in net assets
Invesco Energy	For each of the two years in the period ended December 31, 2023

Invesco Equity and Income	For each of the two years in the period ended December 31, 2023

Invesco Global	For each of the two years in the period ended December 31, 2023

Invesco Gold & Special Minerals	For each of the two years in the period ended December 31, 2023

Invesco Main Street Mid Cap	For each of the two years in the period ended December 31, 2023

Invesco Oppenheimer V.I. International Growth Fund	For each of the two years in the period ended December 31, 2023

Invesco Small Cap Growth	For each of the two years in the period ended December 31, 2023

Invesco Technology	For each of the two years in the period ended December 31, 2023

Invesco V.I. American Franchise Series I	For each of the two years in the period ended December 31, 2023

Invesco V.I. American Franchise Series II	For each of the two years in the period ended December 31, 2023

Invesco V.I. American Value	For each of the two years in the period ended December 31, 2023

Invesco V.I. Balanced-Risk Allocation	For each of the two years in the period ended December 31, 2023

Invesco V.I. Comstock	For each of the two years in the period ended December 31, 2023

Invesco V.I. Core Equity	For each of the two years in the period ended December 31, 2023

Invesco V.I. Core Plus Bond	For the year ended December 31, 2023 and the period from April 29, 2022 (commencement of operations) through December 31, 2022

Invesco V.I. Discovery Mid Cap Growth	For each of the two years in the period ended December 31, 2023

Invesco V.I. Equally-Weighted S&P 500	For the year ended December 31, 2023 and the period from April 29, 2022 (commencement of operations) through December 31, 2022

Invesco V.I. Equity and Income	For each of the two years in the period ended December 31, 2023

Invesco V.I. EVQ International Equity Fund	For each of the two years in the period ended December 31, 2023

Invesco V.I. Global	For each of the two years in the period ended December 31, 2023

Invesco V.I. Global Core Equity	For each of the two years in the period ended December 31, 2023

Invesco V.I. Global Real Estate Series I	For each of the two years in the period ended December 31, 2023

Invesco V.I. Global Real Estate Series II	For each of the two years in the period ended December 31, 2023

Invesco V.I. Global Strategic Income	For each of the two years in the period ended December 31, 2023

Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2023

Invesco V.I. Government Securities	For each of the two years in the period ended December 31, 2023

Subaccounts	Statements of operations and changes in net assets
Invesco V.I. Growth and Income	For each of the two years in the period ended December 31, 2023

Invesco V.I. Health Care Series I	For each of the two years in the period ended December 31, 2023

Invesco V.I. Health Care Series II	For each of the two years in the period ended December 31, 2023

Invesco V.I. Main Street Mid Cap Fund®	For each of the two years in the period ended December 31, 2023

Invesco V.I. Main Street Small Cap Fund®	For each of the two years in the period ended December 31, 2023

Invesco V.I. Small Cap Equity	For each of the two years in the period ended December 31, 2023

Invesco Value Opportunities	For each of the two years in the period ended December 31, 2023

Janus Henderson Adaptive Risk Managed U.S. Equity	For each of the two years in the period ended December 31, 2023

Janus Henderson Mid Cap Value	For each of the two years in the period ended December 31, 2023

Janus Henderson Overseas	For each of the two years in the period ended December 31, 2023

Janus Henderson VIT Enterprise	For each of the two years in the period ended December 31, 2023

Janus Henderson VIT Mid Cap Value	For each of the two years in the period ended December 31, 2023

Janus Henderson VIT Overseas	For each of the two years in the period ended December 31, 2023

Janus Henderson VIT Research	For each of the two years in the period ended December 31, 2023

Lord Abbett Series Bond-Debenture VC	For each of the two years in the period ended December 31, 2023

Lord Abbett Series Developing Growth VC	For each of the two years in the period ended December 31, 2023

Lord Abbett Series Dividend Growth VC	For each of the two years in the period ended December 31, 2023

Lord Abbett Series Growth Opportunities VC	For each of the two years in the period ended December 31, 2023

Lord Abbett Series Mid Cap Stock VC	For each of the two years in the period ended December 31, 2023

Lord Abbett Series Total Return VC	For each of the two years in the period ended December 31, 2023

LVIP JPMorgan Core Bond Fund	For each of the two years in the period ended December 31, 2023

LVIP JPMorgan Small Cap Core Fund	For each of the two years in the period ended December 31, 2023

LVIP JPMorgan US Equity Fund	For each of the two years in the period ended December 31, 2023

MFS® VIT Emerging Markets Equity	For each of the two years in the period ended December 31, 2023

MFS® VIT Global Tactical Allocation	For each of the two years in the period ended December 31, 2023

MFS® VIT High Yield	For each of the two years in the period ended December 31, 2023

MFS® VIT II MA Investors Growth Stock	For each of the two years in the period ended December 31, 2023

Subaccounts	Statements of operations and changes in net assets
MFS® VIT II Research International	For each of the two years in the period ended December 31, 2023

MFS® VIT International Intrinsic Value	For each of the two years in the period ended December 31, 2023

MFS® VIT Investors Trust	For each of the two years in the period ended December 31, 2023

MFS® VIT New Discovery	For each of the two years in the period ended December 31, 2023

MFS® VIT Research	For each of the two years in the period ended December 31, 2023

MFS® VIT Total Return	For each of the two years in the period ended December 31, 2023

MFS® VIT Total Return Bond	For each of the two years in the period ended December 31, 2023

MFS® VIT Utilities	For each of the two years in the period ended December 31, 2023

Morgan Stanley VIF Emerging Markets Debt	For each of the two years in the period ended December 31, 2023

Morgan Stanley VIF Emerging Markets Equity	For each of the two years in the period ended December 31, 2023

Morningstar Aggressive Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2023

Morningstar Balanced ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2023

Morningstar Conservative ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2023

Morningstar Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2023

Morningstar Income and Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2023

Neuberger Berman AMT Sustainable Equity I	For each of the two years in the period ended December 31, 2023

Neuberger Berman AMT Sustainable Equity S	For each of the two years in the period ended December 31, 2023

Neuberger Berman Core Bond	For each of the two years in the period ended December 31, 2023

Neuberger Berman Large Cap Value	For each of the two years in the period ended December 31, 2023

Neuberger Berman Sustainable Equity	For each of the two years in the period ended December 31, 2023

North Square Spectrum Alpha	For each of the two years in the period ended December 31, 2023

Northern Global Tactical Asset Allocation	For each of the two years in the period ended December 31, 2023

Northern Large Cap Core	For each of the two years in the period ended December 31, 2023

Northern Large Cap Value	For each of the two years in the period ended December 31, 2023

PGIM Focused Growth	For each of the two years in the period ended December 31, 2023

PGIM Jennison Mid-Cap Growth	For each of the two years in the period ended December 31, 2023

PGIM Jennison Natural Resources	For each of the two years in the period ended December 31, 2023

Subaccounts	Statements of operations and changes in net assets
PGIM Jennison Small Company	For each of the two years in the period ended December 31, 2023

PGIM Quant Solutions Small-Cap Value	For each of the two years in the period ended December 31, 2023

PIMCO All Asset	For each of the two years in the period ended December 31, 2023

PIMCO Commodity Real Return Strategy	For each of the two years in the period ended December 31, 2023

PIMCO Emerging Markets Bond	For each of the two years in the period ended December 31, 2023

PIMCO High Yield	For each of the two years in the period ended December 31, 2023

PIMCO International Bond (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2023

PIMCO Low Duration	For each of the two years in the period ended December 31, 2023

PIMCO Real Return	For each of the two years in the period ended December 31, 2023

PIMCO StocksPLUS® Small Fund	For each of the two years in the period ended December 31, 2023

PIMCO Total Return	For each of the two years in the period ended December 31, 2023

PIMCO VIT All Asset Administrative	For each of the two years in the period ended December 31, 2023

PIMCO VIT All Asset Advisor	For each of the two years in the period ended December 31, 2023

PIMCO VIT CommodityRealReturn Strategy Administrative	For each of the two years in the period ended December 31, 2023

PIMCO VIT CommodityRealReturn Strategy Advisor	For each of the two years in the period ended December 31, 2023

PIMCO VIT Emerging Markets Bond	For each of the two years in the period ended December 31, 2023

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	For each of the two years in the period ended December 31, 2023

PIMCO VIT Global Managed Asset Allocation	For each of the two years in the period ended December 31, 2023

PIMCO VIT High Yield	For each of the two years in the period ended December 31, 2023

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2023

PIMCO VIT International Bond Portfolio (Unhedged)	For each of the two years in the period ended December 31, 2023

PIMCO VIT Low Duration Administrative	For each of the two years in the period ended December 31, 2023

PIMCO VIT Low Duration Advisor	For each of the two years in the period ended December 31, 2023

PIMCO VIT Real Return Administrative	For each of the two years in the period ended December 31, 2023

PIMCO VIT Real Return Advisor	For each of the two years in the period ended December 31, 2023

PIMCO VIT Short-Term	For each of the two years in the period ended December 31, 2023

PIMCO VIT Total Return Administrative	For each of the two years in the period ended December 31, 2023

Subaccounts	Statements of operations and changes in net assets
PIMCO VIT Total Return Advisor	For each of the two years in the period ended December 31, 2023

Pioneer Bond VCT	For each of the two years in the period ended December 31, 2023

Pioneer Equity Income VCT	For each of the two years in the period ended December 31, 2023

Pioneer High Yield VCT	For each of the two years in the period ended December 31, 2023

Pioneer Real Estate Shares VCT	For the period from January 1, 2023 through April 28, 2023 (closing of operations) and the year ended December 31, 2022

Pioneer Strategic Income	For each of the two years in the period ended December 31, 2023

Pioneer Strategic Income VCT	For each of the two years in the period ended December 31, 2023

Putnam VY Core Equity Fund	For each of the two years in the period ended December 31, 2023

Putnam VT Diversified Income	For each of the two years in the period ended December 31, 2023

Putnam VT Global Asset Allocation	For each of the two years in the period ended December 31, 2023

Putnam VT High Yield	For each of the two years in the period ended December 31, 2023

Putnam VT Income	For each of the two years in the period ended December 31, 2023

utnam VT Large Cap Growth Fund	For each of the two years in the period ended December 31, 2023

Putnam VT Large Cap Value	For each of the two years in the period ended December 31, 2023

Putnam VT Multi-Asset Absolute Return	For the period from January 1, 2023 through April 21, 2023 (closing of operations) and the year ended December 31, 2022

Putnam VT Small Cap Growth	For each of the two years in the period ended December 31, 2023

Putnam VT Small Cap Value	For each of the two years in the period ended December 31, 2023

Redwood Managed Volatility	For each of the two years in the period ended December 31, 2023

Royce Micro-Cap	For each of the two years in the period ended December 31, 2023

Royce Small-Cap Opportunity	For each of the two years in the period ended December 31, 2023

Royce Small-Cap Value	For each of the two years in the period ended December 31, 2023

Rydex VIF Banking	For each of the two years in the period ended December 31, 2023

Rydex VIF Basic Materials	For each of the two years in the period ended December 31, 2023

Rydex VIF Biotechnology	For each of the two years in the period ended December 31, 2023

Rydex VIF Commodities Strategy	For each of the two years in the period ended December 31, 2023

Rydex VIF Consumer Products	For each of the two years in the period ended December 31, 2023

Subaccounts	Statements of operations and changes in net assets
Rydex VIF Dow 2x Strategy	For each of the two years in the period ended December 31, 2023

Rydex VIF Electronics	For each of the two years in the period ended December 31, 2023

Rydex VIF Energy	For each of the two years in the period ended December 31, 2023

Rydex VIF Energy Services	For each of the two years in the period ended December 31, 2023

Rydex VIF Europe 1.25x Strategy	For each of the two years in the period ended December 31, 2023

Rydex VIF Financial Services	For each of the two years in the period ended December 31, 2023

Rydex VIF Government Long Bond 1.2x Strategy	For each of the two years in the period ended December 31, 2023

Rydex VIF Health Care	For each of the two years in the period ended December 31, 2023

Rydex VIF High Yield Strategy	For each of the two years in the period ended December 31, 2023

Rydex VIF Internet	For each of the two years in the period ended December 31, 2023

Rydex VIF Inverse Dow 2x Strategy	For each of the two years in the period ended December 31, 2023

Rydex VIF Inverse Government Long Bond Strategy	For each of the two years in the period ended December 31, 2023

Rydex VIF Inverse Mid-Cap Strategy	For each of the two years in the period ended December 31, 2023

Rydex VIF Inverse NASDAQ-100® Strategy	For each of the two years in the period ended December 31, 2023

Rydex VIF Inverse Russell 2000® Strategy	For each of the two years in the period ended December 31, 2023

Rydex VIF Inverse S&P 500 Strategy	For each of the two years in the period ended December 31, 2023

Rydex VIF Japan 2x Strategy	For each of the two years in the period ended December 31, 2023

Rydex VIF Leisure	For each of the two years in the period ended December 31, 2023

Rydex VIF Mid-Cap 1.5x Strategy	For each of the two years in the period ended December 31, 2023

Rydex VIF Money Market	For each of the two years in the period ended December 31, 2023

Rydex VIF NASDAQ-100®	For each of the two years in the period ended December 31, 2023

Rydex VIF NASDAQ-100® 2x Strategy	For each of the two years in the period ended December 31, 2023

Rydex VIF Nova	For each of the two years in the period ended December 31, 2023

Rydex VIF Precious Metals	For each of the two years in the period ended December 31, 2023

Rydex VIF Real Estate	For each of the two years in the period ended December 31, 2023

Rydex VIF Retailing	For each of the two years in the period ended December 31, 2023

Rydex VIF Russell 2000® 1.5x Strategy	For each of the two years in the period ended December 31, 2023

Subaccounts	Statements of operations and changes in net assets
Rydex VIF Russell 2000® 2x Strategy	For each of the two years in the period ended December 31, 2023

Rydex VIF S&P 500 2x Strategy	For each of the two years in the period ended December 31, 2023

Rydex VIF S&P 500 Pure Growth	For each of the two years in the period ended December 31, 2023

Rydex VIF S&P 500 Pure Value	For each of the two years in the period ended December 31, 2023

Rydex VIF S&P MidCap 400 Pure Growth	For each of the two years in the period ended December 31, 2023

Rydex VIF S&P MidCap 400 Pure Value	For each of the two years in the period ended December 31, 2023

Rydex VIF S&P SmallCap 600 Pure Growth	For each of the two years in the period ended December 31, 2023

Rydex VIF S&P SmallCap 600 Pure Value	For each of the two years in the period ended December 31, 2023

Rydex VIF Strengthening Dollar 2x Strategy	For each of the two years in the period ended December 31, 2023

Rydex VIF Technology	For each of the two years in the period ended December 31, 2023

Rydex VIF Telecommunications	For each of the two years in the period ended December 31, 2023

Rydex VIF Transportation	For each of the two years in the period ended December 31, 2023

Rydex VIF Utilities	For each of the two years in the period ended December 31, 2023

Rydex VIF Weakening Dollar 2x Strategy	For each of the two years in the period ended December 31, 2023

T. Rowe Price Blue Chip Growth	For each of the two years in the period ended December 31, 2023

T. Rowe Price Capital Appreciation	For each of the two years in the period ended December 31, 2023

T. Rowe Price Equity Income	For each of the two years in the period ended December 31, 2023

T. Rowe Price Growth Stock	For each of the two years in the period ended December 31, 2023

T. Rowe Price Health Sciences	For each of the two years in the period ended December 31, 2023

T. Rowe Price Limited-Term Bond	For each of the two years in the period ended December 31, 2023

T. Rowe Price Retirement 2010	For each of the two years in the period ended December 31, 2023

T. Rowe Price Retirement 2015	For each of the two years in the period ended December 31, 2023

T. Rowe Price Retirement 2020	For each of the two years in the period ended December 31, 2023

T. Rowe Price Retirement 2025	For each of the two years in the period ended December 31, 2023

T. Rowe Price Retirement 2030	For each of the two years in the period ended December 31, 2023

T. Rowe Price Retirement 2035	For each of the two years in the period ended December 31, 2023

T. Rowe Price Retirement 2040	For each of the two years in the period ended December 31, 2023

Subaccounts	Statements of operations and changes in net assets
T. Rowe Price Retirement 2045	For each of the two years in the period ended December 31, 2023

T. Rowe Price Retirement 2050	For each of the two years in the period ended December 31, 2023

T. Rowe Price Retirement 2055	For each of the two years in the period ended December 31, 2023

T. Rowe Price Retirement Balanced	For each of the two years in the period ended December 31, 2023

Templeton Developing Markets VIP Fund	For each of the two years in the period ended December 31, 2023

Templeton Foreign VIP Fund	For each of the two years in the period ended December 31, 2023

Templeton Global Bond VIP Fund	For each of the two years in the period ended December 31, 2023

Templeton Growth VIP Fund	For each of the two years in the period ended December 31, 2023

Third Avenue Value	For each of the two years in the period ended December 31, 2023

TOPS® Aggressive Growth ETF	For each of the two years in the period ended December 31, 2023

TOPS® Balanced ETF	For each of the two years in the period ended December 31, 2023

TOPS® Conservative ETF	For each of the two years in the period ended December 31, 2023

TOPS® Growth ETF	For each of the two years in the period ended December 31, 2023

TOPS® Managed Risk Balanced ETF	For each of the two years in the period ended December 31, 2023

TOPS® Managed Risk Moderate Growth ETF	For each of the two years in the period ended December 31, 2023

TOPS® Moderate Growth ETF	For each of the two years in the period ended December 31, 2023

VanEck VIP Global Gold	For each of the two years in the period ended December 31, 2023

VanEck VIP Global Resources	For each of the two years in the period ended December 31, 2023

Vanguard® VIF Balanced	For each of the two years in the period ended December 31, 2023

Vanguard® VIF Capital Growth	For each of the two years in the period ended December 31, 2023

Vanguard® VIF Conservative Allocation	For each of the two years in the period ended December 31, 2023

Vanguard® VIF Diversified Value	For each of the two years in the period ended December 31, 2023

Vanguard® VIF Equity Income	For each of the two years in the period ended December 31, 2023

Vanguard® VIF Equity Index	For each of the two years in the period ended December 31, 2023

Vanguard® VIF Global Bond Index	For each of the two years in the period ended December 31, 2023

Vanguard® VIF Growth	For each of the two years in the period ended December 31, 2023

Vanguard® VIF High Yield Bond	For each of the two years in the period ended December 31, 2023

Subaccounts	Statements of operations and changes in net assets
Vanguard® VIF International	For each of the two years in the period ended December 31, 2023

Vanguard® VIF Mid-Cap Index	For each of the two years in the period ended December 31, 2023

Vanguard® VIF Moderate Allocation	For each of the two years in the period ended December 31, 2023

Vanguard® VIF Real Estate Index	For each of the two years in the period ended December 31, 2023

Vanguard® VIF Short Term Investment Grade	For each of the two years in the period ended December 31, 2023

Vanguard® VIF Small Company Growth	For each of the two years in the period ended December 31, 2023

Vanguard® VIF Total Bond Market Index	For each of the two years in the period ended December 31, 2023

Vanguard® VIF Total International Stock Market Index	For each of the two years in the period ended December 31, 2023

Vanguard® VIF Total Stock Market Index	For each of the two years in the period ended December 31, 2023

Victory RS Partners	For each of the two years in the period ended December 31, 2023

Victory RS Science and Technology	For each of the two years in the period ended December 31, 2023

Victory RS Value	For each of the two years in the period ended December 31, 2023

Virtus Ceredex Mid Cap Value Equity	For each of the two years in the period ended December 31, 2023

Virtus Duff & Phelps Real Estate Securities Series	For each of the two years in the period ended December 31, 2023

Virtus KAR Small-Cap Growth Series	For each of the two years in the period ended December 31, 2023

Virtus Newfleet Multi-Sector Intermediate Bond Series	For each of the two years in the period ended December 31, 2023

Virtus SGA International Growth Series	For each of the two years in the period ended December 31, 2023

Virtus Strategic Allocation Series	For each of the two years in the period ended December 31, 2023

Voya MidCap Opportunities Portfolio	For each of the two years in the period ended December 31, 2023

VY CBRE Global Real Estate Portfolio	For each of the two years in the period ended December 31, 2023

VY CBRE Real Estate Portfolio	For each of the two years in the period ended December 31, 2023

Western Asset Variable Global High Yield Bond	For each of the two years in the period ended December 31, 2023

SBL Variable Annuity Account XIV

Statements of Net Assets

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
AB VPS Discovery Value Portfolio (a)	248,813	$4,127,109	$4,339,295	$—	$4,339,295	305,589	$13.79	$19.55
AB VPS Dynamic Asset Allocation	62,576	702,485	556,928	—	556,928	58,984	9.40	9.75
AB VPS Relative Value Portfolio (a)	3,301	100,191	94,993	—	94,993	4,247	22.38	22.38
AB VPS Sustainable Global Thematic Growth	4,379	136,383	135,953	—	135,953	6,440	21.11	21.11
AFIS Capital World Growth and Income	7,438	105,244	100,114	—	100,114	7,592	12.93	14.29
AFIS U.S. Government Securities	16,629	188,871	162,466	—	162,466	20,824	7.20	7.96
AFIS Washington Mutual Investors	54,188	707,642	761,881	—	761,881	46,186	15.77	17.44
Alger Capital Appreciation (c)	2,771	204,092	192,614	—	192,614	8,054	23.20	30.26
Alger Large Cap Growth	2,754	154,028	171,885	—	171,885	15,975	10.62	10.79
Allspring Growth (c)	27,535	893,444	712,042	—	712,042	29,994	23.71	41.29
Allspring International Equity VT	23,487	74,338	46,034	—	46,034	4,644	9.91	9.91
Allspring Large Cap Core	54,237	873,330	854,775	—	854,775	48,080	17.61	24.72
Allspring Opportunity	12,864	557,307	616,461	—	616,461	28,149	21.91	32.18
Allspring Opportunity VT	37,498	974,089	974,569	—	974,569	42,441	18.57	24.57
Allspring Small Company Value	148,354	4,140,807	5,275,463	—	5,275,463	404,716	12.92	13.04
Allspring VT Discovery All Cap Growth Fund (a)	6,734	191,814	160,872	—	160,872	8,057	19.97	19.97
ALPS/Alerian Energy Infrastructure	23,028	219,224	249,166	—	249,166	26,623	8.83	9.89
American Century Diversified Bond	20,322	205,401	189,603	—	189,603	26,247	7.23	7.23
American Century Equity Income	1,067,511	9,108,407	8,988,444	—	8,988,444	429,255	16.39	21.17
American Century Heritage	98,540	1,999,689	1,827,914	—	1,827,914	70,041	25.87	35.72
American Century International Bond	8,158	83,860	84,440	—	84,440	17,068	4.95	4.95
American Century International Growth	391,087	4,896,600	4,759,532	—	4,759,532	455,661	10.20	14.99
American Century Select	41,589	3,002,508	3,964,275	—	3,964,275	181,962	21.53	31.11
American Century Strategic Allocation: Aggressive	180,302	1,372,708	1,361,279	—	1,361,279	89,629	14.68	15.19
American Century Strategic Allocation: Conservative	123,222	694,818	660,468	—	660,468	58,585	10.89	11.27
American Century Strategic Allocation: Moderate	622,188	4,001,555	3,789,128	—	3,789,128	283,594	12.92	13.38
American Century Ultra®	11,258	636,892	775,460	—	775,460	21,517	36.12	36.12
American Century VP Disciplined Core Value	24,357	232,681	186,819	—	186,819	9,828	14.96	20.82
American Century VP Inflation Protection	93,069	953,950	872,055	—	872,055	115,055	7.45	7.58
American Century VP International	5,877	62,544	62,065	—	62,065	5,260	11.80	11.80
American Century VP Mid Cap Value (c)	230,745	4,570,998	4,492,608	—	4,492,608	234,756	15.47	21.06
American Century VP Ultra®	865,975	16,882,732	21,354,934	—	21,354,934	541,321	35.03	39.71
American Century VP Value	2,429,963	25,840,778	29,669,848	—	29,669,848	1,153,725	15.15	26.16
American Funds IS® Asset Allocation	848,979	19,933,756	19,815,174	—	19,815,174	1,476,615	12.69	14.03
American Funds IS® Capital World Bond	224,556	2,621,367	2,218,609	—	2,218,609	327,851	6.34	7.01

(a)	Name change. See Note 1.
(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
American Funds IS® Global Growth	397,434	$12,825,569	$13,147,101	$—	$13,147,101	763,044	$16.18	$17.88
American Funds IS® Global Small Capitalization	34,480	806,544	602,015	—	602,015	50,880	11.11	12.28
American Funds IS® Growth	39,554	3,399,925	3,785,360	—	3,785,360	147,429	24.43	27.00
American Funds IS® Growth-Income	496,781	25,415,181	28,485,449	—	28,485,449	1,516,996	17.64	19.50
American Funds IS® International	383,958	7,058,053	6,577,194	—	6,577,194	696,324	8.84	9.77
American Funds IS® International Growth and Income	57,001	665,956	551,196	—	551,196	59,732	8.54	9.44
American Funds IS® Mortgage	4,529	47,671	41,800	—	41,800	5,265	7.18	7.93
American Funds IS® New World	184,321	4,698,733	4,598,804	—	4,598,804	420,078	10.13	11.20
AMG River Road Mid Cap Value	93,248	2,291,623	1,887,337	—	1,887,337	87,847	20.78	21.50
Ariel®	38,971	2,501,680	2,661,698	—	2,661,698	123,016	21.45	24.58
Baron Asset	7,489	582,561	734,175	—	734,175	33,186	22.13	22.13
BlackRock Advantage Large Cap Core V.I.	24,218	529,224	532,320	—	532,320	22,518	19.96	25.31
BlackRock Advantage Small Cap Growth	13,876	176,499	164,564	—	164,564	9,084	18.11	18.11
BlackRock Basic Value V.I.	18,628	249,355	237,876	—	237,876	13,414	14.24	18.87
BlackRock Capital Appreciation V.I.	79,304	645,722	643,152	—	643,152	23,250	24.08	27.87
BlackRock Equity Dividend	30,163	603,707	575,512	—	575,512	30,733	18.73	18.73
BlackRock Equity Dividend V.I.	1,021,372	11,707,380	10,826,540	—	10,826,540	674,400	15.78	20.38
BlackRock Global Allocation	6,141	118,173	112,250	—	112,250	9,674	11.62	11.62
BlackRock Global Allocation V.I.	186,113	2,663,010	2,425,056	—	2,425,056	223,807	10.51	11.89
BlackRock High Yield V.I.	1,131,699	7,865,075	7,740,819	46,292	7,787,111	763,837	10.03	11.37
BlackRock International Dividend	6,802	204,443	217,067	—	217,067	18,571	11.69	11.69
BlackRock Large Cap Focus Growth V.I.	70,139	1,136,656	1,288,462	—	1,288,462	47,453	25.69	32.39
BNY Mellon Appreciation	183,719	6,932,988	7,488,396	—	7,488,396	365,056	20.14	25.74
BNY Mellon Dynamic Value	123,144	4,572,775	5,058,753	—	5,058,753	190,680	23.40	35.17
BNY Mellon IP MidCap Stock	112,153	2,162,460	2,081,551	—	2,081,551	152,525	13.67	13.67
BNY Mellon IP Small Cap Stock Index	467,734	8,688,128	8,690,493	—	8,690,493	530,603	15.40	21.74
BNY Mellon IP Technology Growth	650,627	15,033,091	16,376,270	—	16,376,270	476,885	25.31	34.84
BNY Mellon Opportunistic Midcap Value	82,257	2,488,800	2,471,817	—	2,471,817	104,647	22.24	36.94
BNY Mellon Stock Index	2,550	169,761	176,616	—	176,616	6,909	20.62	27.33
BNY Mellon VIF Appreciation	183,775	6,963,415	6,299,803	—	6,299,803	330,534	18.96	23.59
Calamos® Growth	239,726	8,882,585	8,560,614	—	8,560,614	367,532	23.07	28.38
Calamos® Growth and Income	218,809	7,516,522	9,249,045	—	9,249,045	410,238	18.02	24.60
Calamos® High Income Opportunities	43,628	370,633	335,061	—	335,061	30,771	10.26	10.90
ClearBridge Small Cap Growth	577	16,764	20,439	—	20,439	1,049	19.49	19.49
ClearBridge Variable Aggressive Growth	317,466	7,210,790	5,257,229	—	5,257,229	292,183	16.07	18.14
ClearBridge Variable Small Cap Growth	232,064	6,845,760	6,346,937	—	6,346,937	279,473	20.55	23.33
Delaware Ivy Asset Strategy	11,948	273,760	240,995	—	240,995	20,450	11.79	11.79
Delaware Ivy VIP Asset Strategy	141,234	1,281,345	1,237,210	—	1,237,210	121,736	10.12	12.02

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Delaware Ivy VIP Balanced	21,679	$144,244	$117,064	$—	$117,064	7,227	$16.21	$16.21
Delaware Ivy VIP Core Equity	16,795	219,938	214,639	—	214,639	8,196	26.18	26.18
Delaware Ivy VIP Energy	21,691	112,658	110,623	—	110,623	20,898	5.28	5.39
Delaware Ivy VIP Global Growth	668	2,452	2,118	—	2,118	125	16.98	16.98
Delaware Ivy VIP Growth	24,790	231,284	245,916	—	245,916	6,843	35.96	35.96
Delaware Ivy VIP High Income	145,990	452,979	430,670	—	430,670	42,123	9.51	12.54
Delaware Ivy VIP International Core Equity	20,127	324,543	325,050	—	325,050	29,121	10.67	11.18
Delaware Ivy VIP Limited-Term Bond	2,983	14,821	14,080	—	14,080	1,775	7.90	7.90
Delaware Ivy VIP Mid Cap Growth	23,518	273,495	235,184	—	235,184	10,862	19.05	23.60
Delaware Ivy VIP Natural Resources	47,461	198,048	224,016	—	224,016	34,715	5.84	6.46
Delaware Ivy VIP Science And Technology	9,417	253,981	216,307	—	216,307	8,504	21.66	30.85
Delaware Ivy VIP Small Cap Growth	49,808	386,640	286,395	—	286,395	19,962	13.54	14.59
Delaware Ivy VIP Smid Cap Core	14,375	193,141	165,600	—	165,600	9,872	14.45	17.74
Delaware Ivy VIP Value	30,175	179,069	152,081	—	152,081	7,790	19.52	19.52
Delaware VIP Global Equity (a)	26,562	160,766	129,359	—	129,359	8,681	14.90	14.90
Delaware VIP Real Estate Securities	8,241	62,865	50,272	—	50,272	3,862	11.85	15.40
Dimensional VA Equity Allocation	115,470	1,512,236	1,638,517	—	1,638,517	121,187	13.51	13.51
Dimensional VA Global Bond Portfolio	207,991	2,093,319	2,019,594	—	2,019,594	265,559	6.88	7.61
Dimensional VA Global Moderate Allocation	40,923	633,875	617,121	—	617,121	51,897	11.89	11.89
Dimensional VA International Small Portfolio	230,696	2,837,349	2,740,671	—	2,740,671	200,621	11.32	13.91
Dimensional VA International Value Portfolio	276,259	3,605,214	3,759,891	—	3,759,891	303,937	10.35	12.47
Dimensional VA Short-Term Fixed Portfolio	479,294	4,860,342	4,807,316	—	4,807,316	645,305	6.70	7.48
Dimensional VA U.S. Large Value Portfolio	198,348	5,869,032	6,454,232	—	6,454,232	315,423	14.91	21.36
Dimensional VA U.S. Targeted Value Portfolio	166,314	3,517,385	3,758,695	—	3,758,695	168,557	16.38	23.51
DWS Capital Growth VIP	1,318	42,449	49,387	—	49,387	1,552	31.81	31.81
DWS Core Equity VIP	8,972	104,618	109,726	—	109,726	5,276	20.77	20.77
DWS CROCI® U.S. VIP	574	7,729	8,979	—	8,979	647	13.87	13.87
DWS Global Small Cap VIP	11,217	127,365	111,274	—	111,274	9,290	10.23	12.43
DWS High Income VIP	20,331	120,766	114,872	—	114,872	11,168	9.42	10.67
DWS International Growth VIP	578	8,133	8,750	—	8,750	770	11.32	11.32
DWS Small Mid Cap Value VIP	4,743	63,146	65,745	—	65,745	4,806	11.67	14.06
Eaton Vance VT Floating-Rate Income	476,415	4,095,368	4,120,991	—	4,120,991	456,341	8.90	9.84
Federated Hermes Corporate Bond	657,056	6,042,350	5,473,275	—	5,473,275	520,526	9.91	10.53
Federated Hermes Fund for U.S. Government Securities II	221,251	2,335,104	2,068,699	—	2,068,699	302,591	6.62	7.96
Federated Hermes High Income Bond II	678,749	4,040,572	3,821,358	—	3,821,358	271,467	9.55	14.13
Fidelity® Advisor Dividend Growth	119,500	1,895,315	2,201,195	—	2,201,195	142,215	15.38	19.76

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Fidelity® Advisor International Capital Appreciation (c)	10,026	$147,397	$268,307	$—	$268,307	16,560	$16.16	$19.76
Fidelity® Advisor Leveraged Company Stock	1,842	77,362	72,666	—	72,666	3,632	19.97	19.97
Fidelity® Advisor New Insights	8,964	265,850	271,064	—	271,064	11,576	23.40	23.40
Fidelity® Advisor Real Estate	76,905	1,498,316	1,280,465	—	1,280,465	97,942	8.71	20.84
Fidelity® Advisor Stock Selector Mid Cap	57,463	2,059,207	2,237,593	—	2,237,593	111,373	20.08	26.93
Fidelity® Advisor Value Strategies	46,731	1,683,295	2,245,889	—	2,245,889	95,396	23.38	31.03
Fidelity® VIP Balanced	143,583	2,894,272	3,092,774	—	3,092,774	172,558	15.85	18.87
Fidelity® VIP Contrafund	360,428	13,709,266	16,878,824	—	16,878,824	603,409	20.59	30.03
Fidelity® VIP Disciplined Small Cap	47,693	841,219	778,833	—	778,833	40,484	14.31	19.31
Fidelity® VIP Emerging Markets	92,891	1,090,709	982,788	—	982,788	84,626	10.83	11.65
Fidelity® VIP Equity-Income	191,362	4,441,189	4,575,471	—	4,575,471	305,439	14.95	14.95
Fidelity® VIP Growth & Income	248,772	5,735,981	6,497,922	—	6,497,922	362,973	17.74	25.49
Fidelity® VIP Growth Opportunities	711,747	38,138,475	41,274,184	—	41,274,184	1,347,949	29.71	37.81
Fidelity® VIP High Income	284,704	1,363,940	1,247,004	—	1,247,004	136,069	8.90	9.91
Fidelity® VIP Index 500	52,908	17,334,188	24,088,148	—	24,088,148	1,063,270	20.96	25.51
Fidelity® VIP Investment Grade Bond	676,025	7,960,488	7,314,593	—	7,314,593	817,346	7.77	9.50
Fidelity® VIP Mid Cap	16,556	591,038	574,320	—	574,320	32,792	15.39	18.26
Fidelity® VIP Overseas	212,186	4,925,543	5,412,874	—	5,412,874	473,873	11.33	12.73
Fidelity® VIP Real Estate	11,088	207,175	187,169	—	187,169	13,864	10.21	13.63
Fidelity® VIP Strategic Income	145,180	1,588,527	1,502,612	—	1,502,612	152,682	8.69	9.88
Franklin Allocation VIP Fund	407,758	2,515,406	2,079,565	—	2,079,565	177,823	11.71	11.71
Franklin DynaTech VIP	32,904	175,697	140,499	—	140,499	6,695	19.83	23.45
Franklin Growth and Income VIP Fund	100,031	864,447	631,196	—	631,196	37,209	15.65	20.76
Franklin Income VIP Fund	765,681	11,516,659	10,872,674	—	10,872,674	909,447	10.89	13.15
Franklin Large Cap Growth VIP Fund	1,318	21,715	24,232	—	24,232	1,193	20.31	20.31
Franklin Mutual Global Discovery VIP Fund	443,097	8,276,466	8,144,129	—	8,144,129	601,236	12.29	13.59
Franklin Mutual Shares VIP Fund	1,609	26,209	24,667	—	24,667	2,026	11.64	15.08
Franklin Rising Dividends VIP Fund	32,686	885,893	880,221	—	880,221	41,453	18.33	25.27
Franklin Small Cap Value VIP Fund	283,921	4,164,249	3,767,629	—	3,767,629	226,295	14.23	18.53
Franklin Small-Mid Cap Growth VIP Fund	212,605	3,350,474	2,831,905	—	2,831,905	136,867	16.98	39.27
Franklin Strategic Income VIP Fund	193,490	1,960,199	1,743,346	—	1,743,346	215,605	7.69	8.98
Franklin U.S. Government Securities VIP Fund	20,711	228,595	214,564	—	214,564	29,863	6.80	7.31
Goldman Sachs Emerging Markets Equity	50,183	953,018	963,012	—	963,012	123,451	7.35	7.81
Goldman Sachs Government Income	110,263	1,629,015	1,436,725	—	1,436,725	206,599	6.56	6.97
Goldman Sachs VIT International Equity Insights	16,241	143,617	144,546	—	144,546	13,948	9.63	10.87
Goldman Sachs VIT Large Cap Value	—	—	—	—	—	—	18.33	18.68

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Goldman Sachs VIT Mid Cap Growth Fund	24,327	$328,920	$248,375	$—	$248,375	11,035	$22.51	$22.51
Goldman Sachs VIT Mid Cap Value	28,716	492,315	465,479	—	465,479	29,035	14.65	18.96
Goldman Sachs VIT Small Cap Equity Insights	29,946	364,544	362,941	—	362,941	19,142	14.43	19.19
Goldman Sachs VIT Strategic Growth	26,774	359,379	332,000	—	332,000	10,151	32.69	32.69
Guggenheim Alpha Opportunity	4,893	70,180	94,331	—	94,331	6,453	11.80	16.56
Guggenheim Core Bond	270,977	5,058,598	4,435,890	—	4,435,890	520,322	7.61	8.57
Guggenheim Floating Rate Strategies	57,749	1,446,905	1,419,460	—	1,419,460	136,447	10.41	10.41
Guggenheim High Yield	284,198	3,101,286	2,793,668	—	2,793,668	194,279	13.20	15.57
Guggenheim Large Cap Value	31,364	1,373,357	1,375,631	—	1,375,631	82,363	16.67	22.68
Guggenheim Long Short Equity	16,421	229,233	333,501	—	333,501	27,622	12.06	12.06
Guggenheim Macro Opportunities	752	18,762	18,233	—	18,233	1,854	9.84	9.84
Guggenheim Managed Futures Strategy	882	19,363	18,362	—	18,362	2,410	7.61	7.61
Guggenheim Multi-Hedge Strategies	956	26,066	25,375	—	25,375	3,066	8.27	8.27
Guggenheim Small Cap Value	3,532	49,780	54,885	—	54,885	3,569	15.36	15.36
Guggenheim SMid Cap Value	298,885	10,229,156	11,223,140	—	11,223,140	350,274	21.58	39.27
Guggenheim StylePlus Large Core	71,147	1,478,132	1,435,042	—	1,435,042	89,021	15.59	21.42
Guggenheim StylePlus Mid Growth	51,154	1,919,247	1,664,035	—	1,664,035	93,062	17.78	27.08
Guggenheim Total Return Bond	18,114	479,950	431,117	—	431,117	46,602	9.26	9.26
Guggenheim VIF All Cap Value	527,046	15,823,642	17,297,663	—	17,297,663	746,243	15.28	28.71
Guggenheim VIF Alpha Opportunity	101,472	1,597,609	1,677,328	—	1,677,328	103,099	14.44	16.35
Guggenheim VIF Floating Rate Strategies	300,848	7,367,113	7,623,479	—	7,623,479	795,105	9.03	9.97
Guggenheim VIF Global Managed Futures Strategy	70,301	1,262,653	1,207,069	—	1,207,069	233,055	5.05	7.73
Guggenheim VIF High Yield	614,658	16,386,063	15,077,550	$—	15,077,550	580,786	9.60	32.76
Guggenheim VIF Large Cap Value	488,229	18,171,154	19,538,923	—	19,538,923	995,706	18.58	30.67
Guggenheim VIF Long Short Equity	353,119	5,279,157	5,992,430	—	5,992,430	505,770	9.07	13.26
Guggenheim VIF Managed Asset Allocation	310,733	7,728,142	9,033,020	—	9,033,020	649,543	12.08	14.05
Guggenheim VIF Multi-Hedge Strategies	135,754	3,509,378	3,514,663	—	3,514,663	580,691	5.69	8.08
Guggenheim VIF Small Cap Value	442,923	17,337,472	19,120,993	—	19,120,993	503,860	12.05	40.78
Guggenheim VIF SMid Cap Value	455,042	28,601,070	32,831,307	—	32,831,307	796,351	14.31	44.30
Guggenheim VIF StylePlus Large Core	325,994	12,504,108	13,284,273	—	13,284,273	912,232	14.41	27.34
Guggenheim VIF StylePlus Large Growth	555,568	10,063,004	10,561,352	—	10,561,352	588,758	17.93	21.54
Guggenheim VIF StylePlus Mid Growth	222,390	10,485,874	10,212,163	—	10,212,163	535,108	18.05	37.86
Guggenheim VIF StylePlus Small Growth	119,598	3,359,497	3,196,848	—	3,196,848	271,854	11.44	20.80
Guggenheim VIF Total Return Bond	1,992,275	31,705,544	28,668,835	—	28,668,835	3,062,364	7.85	9.70
Guggenheim VIF World Equity Income	870,936	10,102,332	11,783,762	—	11,783,762	885,849	11.89	15.34
Guggenheim World Equity Income	319,918	4,626,849	4,907,542	—	4,907,542	366,732	12.79	18.57
Invesco American Franchise	73,358	1,391,994	1,654,961	—	1,654,961	94,458	17.41	26.55
Invesco Comstock	352,044	8,150,066	9,617,843	—	9,617,843	481,522	19.39	27.50

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Invesco Developing Markets	6,171	$251,581	$242,832	$—	$242,832	28,843	$8.42	$8.42
Invesco Discovery	1,929	173,608	161,577	—	161,577	7,098	22.81	22.81
Invesco Discovery Mid Cap Growth	45,612	1,071,826	1,073,244	—	1,073,244	69,720	15.30	27.86
Invesco Energy	3,361	81,303	94,031	—	94,031	15,410	6.11	6.11
Invesco Equity and Income	811,197	8,090,948	8,176,870	—	8,176,870	449,885	16.08	20.30
Invesco Global	6,130	547,779	550,391	—	550,391	28,499	19.34	19.34
Invesco Gold & Special Minerals	6,792	162,741	155,477	—	155,477	17,524	8.87	8.87
Invesco Main Street Mid Cap	60,577	1,383,064	1,618,627	—	1,618,627	114,968	13.91	14.09
Invesco Oppenheimer V.I. International Growth Fund	170,804	384,493	365,521	—	365,521	30,101	10.02	12.41
Invesco Small Cap Growth (c)	71,848	2,300,823	1,828,529	—	1,828,529	91,393	19.95	28.93
Invesco Technology	28,896	1,316,098	1,500,876	—	1,500,876	123,288	12.17	12.17
Invesco V.I. American Franchise Series I	33,501	1,888,548	1,975,239	—	1,975,239	115,995	17.02	17.02
Invesco V.I. American Franchise Series II	330	21,767	17,582	—	17,582	781	22.47	22.47
Invesco V.I. American Value	217,919	3,638,480	2,992,031	—	2,992,031	272,108	10.57	18.47
Invesco V.I. Balanced-Risk Allocation	7,261	72,920	61,573	—	61,573	6,585	9.22	10.19
Invesco V.I. Comstock	589,302	11,078,787	11,538,526	—	11,538,526	602,956	15.88	22.03
Invesco V.I. Core Equity	32,113	878,167	935,139	—	935,139	65,463	14.23	18.31
Invesco V.I. Core Plus Bond	1,993,446	11,389,541	11,302,837	—	11,302,837	1,201,465	9.35	9.44
Invesco V.I. Discovery Mid Cap Growth	65,567	4,527,111	3,541,279	—	3,541,279	211,833	13.45	18.19
Invesco V.I. Equally-Weighted S&P 500	25,103	656,136	631,834	—	631,834	60,941	10.23	10.41
Invesco V.I. Equity and Income	535,059	8,980,281	8,753,562	—	8,753,562	540,683	12.93	16.60
Invesco V.I. EVQ International Equity Fund	566,349	19,077,361	18,955,687	—	18,955,687	1,324,785	10.09	16.80
Invesco V.I. Global	124,346	4,813,002	4,414,271	—	4,414,271	287,448	15.25	18.82
Invesco V.I. Global Core Equity	4,300	39,991	41,668	—	41,668	3,263	11.64	12.77
Invesco V.I. Global Real Estate Series I	386,886	6,175,108	5,408,667	—	5,408,667	299,009	16.02	18.16
Invesco V.I. Global Real Estate Series II	9,707	142,267	132,500	—	132,500	12,955	10.20	10.20
Invesco V.I. Global Strategic Income	444	2,251	1,962	—	1,962	272	7.23	7.23
Invesco V.I. Government Money Market	35,077,070	35,077,070	35,077,070	—	35,077,070	4,267,353	7.85	8.22
Invesco V.I. Government Securities	924,571	10,445,190	9,458,362	—	9,458,362	1,337,652	6.43	7.57
Invesco V.I. Growth and Income	2,181	44,168	41,156	—	41,156	2,383	14.67	19.70
Invesco V.I. Health Care Series I	216,396	5,864,453	5,606,825	—	5,606,825	227,217	21.87	24.79
Invesco V.I. Health Care Series II	8,174	189,900	194,380	—	194,380	14,448	13.40	19.76
Invesco V.I. Main Street Mid Cap Fund®	860,887	8,812,988	8,083,724	—	8,083,724	417,049	14.13	22.39
Invesco V.I. Main Street Small Cap Fund®	456,630	10,953,490	12,009,376	—	12,009,376	426,479	16.24	36.73
Invesco V.I. Small Cap Equity	8,250	125,916	127,794	—	127,794	7,767	16.45	16.45
Invesco Value Opportunities	142,905	1,815,595	2,532,275	—	2,532,275	173,420	14.62	20.03

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Janus Henderson Adaptive Risk Managed U.S. Equity	72,962	$768,552	$723,049	$—	$723,049	54,641	$12.95	$13.25
Janus Henderson Mid Cap Value	4,348	68,826	66,912	—	66,912	4,293	15.58	15.58
Janus Henderson Overseas	95,625	3,609,727	4,145,339	—	4,145,339	535,946	7.31	7.77
Janus Henderson VIT Enterprise	400,336	25,309,931	27,370,977	—	27,370,977	1,011,340	21.36	28.12
Janus Henderson VIT Mid Cap Value	21,103	328,192	352,849	—	352,849	24,344	13.18	16.01
Janus Henderson VIT Overseas	15,117	550,472	605,878	—	605,878	74,272	7.89	9.85
Janus Henderson VIT Research	326,058	11,223,506	14,040,052	—	14,040,052	581,757	22.41	28.78
Lord Abbett Series Bond-Debenture VC	412,260	4,841,591	4,254,522	—	4,254,522	439,437	9.25	11.17
Lord Abbett Series Developing Growth VC	51,540	1,819,182	1,234,902	—	1,234,902	85,903	14.14	19.37
Lord Abbett Series Dividend Growth VC	3,732	61,842	60,489	—	60,489	2,612	23.15	23.15
Lord Abbett Series Growth Opportunities VC	314	2,779	2,804	—	2,804	168	16.73	16.73
Lord Abbett Series Mid Cap Stock VC	2,654	66,945	68,459	—	68,459	4,267	16.04	16.04
Lord Abbett Series Total Return VC	38,433	624,134	545,754	—	545,754	62,573	7.63	8.84
LVIP JPMorgan Core Bond Fund (a)	421,830	4,501,839	4,111,574	—	4,111,574	521,394	7.35	7.94
LVIP JPMorgan Small Cap Core Fund (a)	15,171	357,223	297,471	—	297,471	16,492	13.78	19.28
LVIP JPMorgan US Equity Fund (a)	8,824	298,668	326,277	—	326,277	13,296	22.33	30.00
MFS® VIT Emerging Markets Equity	4,988	76,889	61,059	—	61,059	8,214	7.46	7.50
MFS® VIT Global Tactical Allocation	313	4,853	4,172	—	4,172	460	9.08	9.08
MFS® VIT High Yield	—	—	—	—	—	—	9.30	10.39
MFS® VIT II MA Investors Growth Stock	9,462	205,199	209,101	—	209,101	6,771	30.51	31.09
MFS® VIT II Research International	499,491	7,923,122	8,306,537	—	8,306,537	892,466	7.77	11.16
MFS® VIT International Intrinsic Value	48,452	1,301,287	1,396,860	—	1,396,860	113,225	12.14	13.42
MFS® VIT Investors Trust	3,841	138,208	135,527	—	135,527	6,751	18.21	24.29
MFS® VIT New Discovery	24,968	370,732	252,181	—	252,181	14,532	14.71	18.22
MFS® VIT Research	1,406	42,141	44,049	—	44,049	1,709	25.77	25.77
MFS® VIT Total Return	638,412	14,186,056	14,479,191	—	14,479,191	1,005,908	12.17	15.33
MFS® VIT Total Return Bond	26,895	347,993	308,489	—	308,489	36,102	7.72	8.75
MFS® VIT Utilities	382,748	11,798,915	12,071,867	—	12,071,867	612,335	12.10	20.48
Morgan Stanley VIF Emerging Markets Debt	23,379	157,102	127,180	—	127,180	16,463	7.72	7.72
Morgan Stanley VIF Emerging Markets Equity	295,366	4,312,615	3,795,454	—	3,795,454	539,777	5.88	8.21
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	115,518	1,494,168	1,591,833	—	1,591,833	118,309	13.44	16.29
Morningstar Balanced ETF Asset Allocation Portfolio	667,878	7,261,408	6,939,253	—	6,939,253	605,252	10.78	12.63
Morningstar Conservative ETF Asset Allocation Portfolio	234,636	2,528,676	2,325,240	—	2,325,240	270,638	8.00	8.84
Morningstar Growth ETF Asset Allocation Portfolio	707,526	8,006,939	8,023,349	—	8,023,349	642,490	12.29	14.81

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Morningstar Income and Growth ETF Asset Allocation Portfolio	140,805	$1,425,771	$1,386,927	$—	$1,386,927	137,323	$9.35	$10.65
Neuberger Berman AMT Sustainable Equity I	103,633	2,804,829	3,456,160	—	3,456,160	250,434	13.58	22.75
Neuberger Berman AMT Sustainable Equity S	166,636	3,853,819	5,580,656	—	5,580,656	165,859	30.24	33.66
Neuberger Berman Core Bond	270,585	2,763,289	2,419,027	—	2,419,027	286,434	7.72	8.61
Neuberger Berman Large Cap Value	20,167	729,449	835,703	—	835,703	53,555	15.08	15.61
Neuberger Berman Sustainable Equity	36,470	1,381,758	1,468,628	—	1,468,628	69,036	20.63	21.37
North Square Spectrum Alpha	373	4,171	2,676	—	2,676	164	16.34	16.34
Northern Global Tactical Asset Allocation	7,857	91,694	96,797	—	96,797	7,731	12.52	12.52
Northern Large Cap Core	5,205	101,403	127,531	—	127,531	5,208	24.49	24.49
Northern Large Cap Value	20,949	387,275	405,574	—	405,574	20,617	19.69	19.69
PGIM Focused Growth	138,780	3,126,477	2,817,235	—	2,817,235	352,180	7.96	8.00
PGIM Jennison Mid-Cap Growth	11,955	233,620	171,190	—	171,190	8,588	19.94	19.94
PGIM Jennison Natural Resources	730	33,036	37,158	—	37,158	4,979	7.46	7.46
PGIM Jennison Small Company	27,382	606,067	517,528	—	517,528	25,354	20.44	20.44
PGIM Quant Solutions Small-Cap Value (c)	14,745	299,113	269,545	—	269,545	19,619	12.99	13.80
PIMCO All Asset	17,781	208,795	193,993	—	193,993	18,767	10.38	10.38
PIMCO CommodityRealReturn Strategy	6,383	119,848	78,002	—	78,002	16,051	4.88	4.88
PIMCO Emerging Markets Bond	4,513	44,642	37,867	—	37,867	4,524	8.38	8.38
PIMCO High Yield	158,979	1,387,708	1,270,244	—	1,270,244	84,898	11.84	15.60
PIMCO International Bond (U.S. Dollar-Hedged)	429,778	4,533,294	4,241,906	—	4,241,906	421,769	9.75	10.09
PIMCO Low Duration	15,170	141,945	139,566	—	139,566	20,096	6.95	6.95
PIMCO Real Return	83,480	942,054	837,308	—	837,308	100,374	8.34	8.34
PIMCO StocksPLUS® Small Fund	55,736	479,442	389,037	—	389,037	21,200	18.33	18.33
PIMCO Total Return	185,898	1,895,876	1,608,020	—	1,608,020	188,420	8.53	8.53
PIMCO VIT All Asset Administrative	499,197	5,275,079	4,517,732	—	4,517,732	327,703	12.20	13.83
PIMCO VIT All Asset Advisor	99,486	968,608	915,275	—	915,275	85,034	9.48	10.78
PIMCO VIT CommodityRealReturn Strategy Administrative	842,094	6,362,136	4,505,201	—	4,505,201	915,090	4.37	5.03
PIMCO VIT CommodityRealReturn Strategy Advisor	33,029	247,051	180,337	—	180,337	38,956	4.56	5.58
PIMCO VIT Emerging Markets Bond	178,448	2,132,008	1,882,624	—	1,882,624	187,339	8.26	10.34
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	4,992	53,334	48,019	—	48,019	5,009	6.93	9.58
PIMCO VIT Global Managed Asset Allocation	13,396	155,629	125,921	—	125,921	10,978	10.56	11.68
PIMCO VIT High Yield	40,044	305,167	287,514	—	287,514	16,349	9.68	17.60
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	820,541	8,594,843	8,065,915	—	8,065,915	759,657	9.85	10.73
PIMCO VIT International Bond Portfolio (Unhedged)	9,149	79,898	69,255	—	69,255	10,630	6.52	6.52
PIMCO VIT Low Duration Administrative (c)	2,950,660	29,337,651	28,326,340	—	28,326,340	3,908,810	6.54	8.37

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
PIMCO VIT Low Duration Advisor	49,708	$498,517	$477,194	$—	$477,194	63,949	$6.91	$7.56
PIMCO VIT Real Return Administrative (c)	1,417,776	18,264,535	16,403,665	—	16,403,665	1,709,263	8.70	9.96
PIMCO VIT Real Return Advisor	82,340	1,040,616	952,674	—	952,674	111,182	7.64	8.79
PIMCO VIT Short-Term	197,240	2,003,981	2,017,766	—	2,017,766	248,518	7.54	8.25
PIMCO VIT Total Return Administrative	1,016,031	10,797,154	9,327,169	—	9,327,169	1,092,096	8.51	8.51
PIMCO VIT Total Return Advisor	1,616,192	16,250,854	14,836,640	—	14,836,640	1,833,992	7.43	8.51
Pioneer Bond VCT	13,930	143,944	132,477	—	132,477	15,676	8.46	8.46
Pioneer Equity Income VCT	972	18,457	14,661	—	14,661	981	14.94	19.71
Pioneer High Yield VCT	3,238	29,304	26,484	—	26,484	2,537	10.44	10.44
Pioneer Real Estate Shares VCT (b)	—	—	—	—	—	—	9.39	11.49
Pioneer Strategic Income	7,270	75,612	68,848	—	68,848	7,750	8.89	8.89
Pioneer Strategic Income VCT	32,442	311,851	287,112	—	287,112	34,081	8.08	8.82
Putnam VT Core Equity Fund (a)	2,351	51,824	44,266	—	44,266	2,021	21.91	21.91
Putnam VT Diversified Income	22,712	119,632	105,613	—	105,613	12,374	8.54	8.54
Putnam VT Global Asset Allocation	835	13,937	14,919	—	14,919	1,186	12.61	12.61
Putnam VT High Yield	9,470	57,072	52,561	—	52,561	4,956	9.39	10.60
Putnam VT Income	5,752	58,439	47,684	—	47,684	5,907	7.45	8.08
Putnam VT Large Cap Growth Fund (a)	39,900	511,515	537,856	—	537,856	14,695	28.09	36.75
Putnam VT Large Cap Value	52,861	1,329,005	1,523,443	—	1,523,443	65,110	18.28	24.64
Putnam VT Multi-Asset Absolute Return (b)	—	—	—	—	—	—	6.78	7.60
Putnam VT Small Cap Growth	15,212	239,690	264,685	—	264,685	13,020	15.32	20.47
Putnam VT Small Cap Value	52,461	577,733	599,634	—	599,634	40,359	14.85	14.85
Redwood Managed Volatility	6,319	61,419	59,209	—	59,209	6,225	9.50	9.50
Royce Micro-Cap	371,575	3,693,764	3,407,340	—	3,407,340	255,700	10.99	13.49
Royce Small-Cap Opportunity	224,370	2,795,496	3,087,328	—	3,087,328	153,576	19.41	20.09
Royce Small-Cap Value	112,542	1,093,850	1,153,552	—	1,153,552	84,050	13.27	13.73
Rydex VIF Banking	6,121	622,319	593,151	—	593,151	106,536	5.03	10.54
Rydex VIF Basic Materials	13,375	1,212,428	1,358,239	—	1,358,239	87,789	13.10	16.28
Rydex VIF Biotechnology	20,957	1,843,528	1,736,713	—	1,736,713	96,433	13.23	28.33
Rydex VIF Commodities Strategy	11,897	984,107	1,016,935	—	1,016,935	585,954	1.68	3.77
Rydex VIF Consumer Products	16,234	1,126,984	1,109,454	—	1,109,454	64,226	11.42	19.38
Rydex VIF Dow 2x Strategy (c)	5,393	842,238	1,037,854	—	1,037,854	29,631	29.98	35.40
Rydex VIF Electronics	11,234	1,754,607	2,296,006	—	2,296,006	92,442	15.42	44.62
Rydex VIF Energy	9,364	2,102,603	2,299,251	—	2,299,251	333,382	5.71	8.14

(a)	Name change. See Note 1.
(b)	Liquidation. See Note 1.
(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Rydex VIF Energy Services	1,845	$541,129	$606,733	$—	$606,733	285,527	$1.92	$2.31
Rydex VIF Europe 1.25x Strategy (c)	3,785	416,383	493,597	—	493,597	75,772	5.63	6.55
Rydex VIF Financial Services	7,629	737,131	729,334	—	729,334	81,120	8.71	13.69
Rydex VIF Government Long Bond 1.2x Strategy (c)	33,375	1,000,701	715,235	—	715,235	101,854	6.05	8.24
Rydex VIF Health Care	28,385	2,195,909	2,302,890	—	2,302,890	118,410	16.52	23.51
Rydex VIF High Yield Strategy	208	14,674	16,381	—	16,381	1,600	10.25	10.25
Rydex VIF Internet	6,651	716,033	565,003	—	565,003	43,383	12.54	24.34
Rydex VIF Inverse Dow 2x Strategy (c)	4,003	360,701	156,518	—	156,518	1,594,786	0.03	0.32
Rydex VIF Inverse Government Long Bond Strategy (c)	2,425	204,023	250,278	—	250,278	172,047	1.39	2.07
Rydex VIF Inverse Mid-Cap Strategy (c)	624	23,208	21,124	—	21,124	48,279	0.36	1.74
Rydex VIF Inverse NASDAQ-100® Strategy (c)	6,414	115,567	110,313	—	110,313	738,326	0.15	0.27
Rydex VIF Inverse Russell 2000® Strategy (c)	2,261	79,206	70,948	—	70,948	186,094	0.34	0.61
Rydex VIF Inverse S&P 500 Strategy (c)	3,776	128,266	113,402	—	113,402	293,714	0.36	1.50
Rydex VIF Japan 2x Strategy (c)	2,800	228,160	218,523	—	218,523	23,263	9.35	9.86
Rydex VIF Leisure	3,369	384,919	364,248	—	364,248	29,401	12.29	14.70
Rydex VIF Mid-Cap 1.5x Strategy (c)	2,529	516,152	522,720	—	522,720	17,144	18.14	31.12
Rydex VIF Money Market (b)	36,463,589	36,463,589	36,463,589	—	36,463,589	6,889,745	4.53	6.67
Rydex VIF NASDAQ-100®	119,918	7,300,624	8,503,353	—	8,503,353	241,662	31.95	46.13
Rydex VIF NASDAQ-100® 2x Strategy (c)	116,698	11,991,252	15,279,296	—	15,279,296	199,945	71.78	147.81
Rydex VIF Nova (c)	15,020	2,215,566	2,408,690	—	2,408,690	99,762	23.10	28.04
Rydex VIF Precious Metals	80,273	3,095,850	3,030,318	—	3,030,318	376,729	5.11	9.35
Rydex VIF Real Estate	39,108	1,598,163	1,421,965	—	1,421,965	107,631	8.23	13.87
Rydex VIF Retailing	3,853	407,112	431,788	—	431,788	24,694	13.77	19.14
Rydex VIF Russell 2000® 1.5x Strategy (c)	7,388	629,798	515,376	—	515,376	28,620	17.94	17.94
Rydex VIF Russell 2000® 2x Strategy (c)	59,989	7,957,494	8,951,595	—	8,951,595	884,412	10.12	11.25
Rydex VIF S&P 500 2x Strategy (c)	12,835	3,692,078	4,391,077	—	4,391,077	142,899	28.89	36.24
Rydex VIF S&P 500 Pure Growth	62,383	2,988,652	2,762,923	—	2,762,923	144,495	15.45	21.84
Rydex VIF S&P 500 Pure Value	79,747	4,128,912	4,410,036	—	4,410,036	277,227	13.09	16.10
Rydex VIF S&P MidCap 400 Pure Growth	47,788	1,762,186	1,571,764	—	1,571,764	85,356	11.20	18.83
Rydex VIF S&P MidCap 400 Pure Value	27,593	1,214,152	1,404,464	—	1,404,464	67,100	16.23	21.49
Rydex VIF S&P SmallCap 600 Pure Growth	26,692	1,514,465	1,303,926	—	1,303,926	81,440	11.67	16.18
Rydex VIF S&P SmallCap 600 Pure Value	17,538	1,308,339	1,433,404	—	1,433,404	100,085	11.80	14.70
Rydex VIF Strengthening Dollar 2x Strategy (c)	13,839	588,199	630,776	—	630,776	91,521	4.28	9.22
Rydex VIF Technology	18,350	2,309,761	3,287,683	—	3,287,683	180,400	17.00	30.43
Rydex VIF Telecommunications	8,486	491,103	470,783	—	470,783	96,516	4.21	8.19
Rydex VIF Transportation	6,406	552,094	568,981	—	568,981	34,115	14.79	17.78

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Rydex VIF Utilities	68,792	$2,257,254	$2,178,641	$—	$2,178,641	228,411	$8.68	$13.62
Rydex VIF Weakening Dollar 2x Strategy (c)	1,850	101,233	81,837	—	81,837	32,286	2.51	2.68
T. Rowe Price Blue Chip Growth	62,495	2,471,470	2,721,019	—	2,721,019	93,404	23.29	32.00
T. Rowe Price Capital Appreciation	206,988	6,130,856	6,911,313	—	6,911,313	307,913	21.17	22.49
T. Rowe Price Equity Income	45,931	1,299,148	1,267,230	—	1,267,230	69,781	14.20	18.94
T. Rowe Price Growth Stock	73,456	4,522,570	5,805,195	—	5,805,195	229,053	24.47	25.33
T. Rowe Price Health Sciences	199,067	9,746,376	10,321,598	—	10,321,598	523,110	19.15	35.45
T. Rowe Price Limited-Term Bond	40,503	188,090	187,932	—	187,932	26,415	7.06	7.48
T. Rowe Price Retirement 2010	117	1,933	1,673	—	1,673	147	11.42	11.42
T. Rowe Price Retirement 2015	14,921	196,307	176,071	—	176,071	14,332	12.29	12.29
T. Rowe Price Retirement 2020	7,333	147,648	126,929	—	126,929	9,598	13.23	13.23
T. Rowe Price Retirement 2025	4,426	71,575	67,769	—	67,769	4,754	14.24	14.24
T. Rowe Price Retirement 2030	13,864	343,702	322,886	—	322,886	21,152	15.26	15.26
T. Rowe Price Retirement 2035	3,963	77,387	74,460	—	74,460	4,605	16.16	16.16
T. Rowe Price Retirement 2040	6,445	166,435	173,747	—	173,747	10,287	16.89	16.89
T. Rowe Price Retirement 2045	445	8,600	8,625	—	8,625	499	17.29	17.29
T. Rowe Price Retirement 2050	39	643	649	—	649	37	17.33	17.33
T. Rowe Price Retirement 2055	2,793	41,677	48,438	—	48,438	2,802	17.28	17.28
T. Rowe Price Retirement Balanced	10,669	159,153	136,138	—	136,138	12,747	10.67	10.67
Templeton Developing Markets VIP Fund	664,937	6,788,906	5,472,435	—	5,472,435	453,811	8.27	16.90
Templeton Foreign VIP Fund	258,469	3,265,059	3,680,596	—	3,680,596	399,328	8.21	14.52
Templeton Global Bond VIP Fund	59,600	863,691	765,260	—	765,260	117,059	6.03	6.83
Templeton Growth VIP Fund	353	4,897	4,227	—	4,227	426	9.92	9.92
Third Avenue Value	3,284	69,827	76,425	—	76,425	6,316	12.10	12.10
TOPS® Aggressive Growth ETF	2,118	41,129	42,918	—	42,918	3,306	12.98	12.98
TOPS® Balanced ETF	68,090	952,330	973,011	—	973,011	90,534	10.75	10.75
TOPS® Conservative ETF	61,818	800,136	786,319	—	786,319	77,666	10.13	10.13
TOPS® Growth ETF	19,896	377,113	396,338	—	396,338	32,000	12.39	12.39
TOPS® Managed Risk Balanced ETF	—	—	—	—	—	—	7.18	7.68
TOPS® Managed Risk Moderate Growth ETF	—	—	—	—	—	—	9.34	9.99
TOPS® Moderate Growth ETF	51,500	704,398	790,527	—	790,527	67,988	11.63	11.63
VanEck VIP Global Gold	42,599	340,732	356,983	—	356,983	40,924	8.56	8.83
VanEck VIP Global Resources	20,389	593,580	518,297	—	518,297	102,644	4.96	6.17
Vanguard® VIF Balanced	164,064	3,861,749	3,821,044	—	3,821,044	269,632	12.92	14.34
Vanguard® VIF Capital Growth	28,804	1,174,389	1,335,928	—	1,335,928	66,991	18.41	20.43
Vanguard® VIF Conservative Allocation	257,180	6,755,282	6,285,486	—	6,285,486	590,405	10.01	11.12

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Net Assets (continued)

December 31, 2023

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values
Vanguard® VIF Diversified Value	113,182	$1,698,448	$1,769,036	$—	$1,769,036	108,185	$14.92	$16.56
Vanguard® VIF Equity Income	143,961	3,385,372	3,442,100	—	3,442,100	212,413	14.70	16.32
Vanguard® VIF Equity Index	196,243	10,736,440	11,949,221	—	11,949,221	609,989	17.70	19.65
Vanguard® VIF Global Bond Index	65,360	1,263,382	1,215,698	—	1,215,698	139,186	8.74	8.74
Vanguard® VIF Growth	105,750	2,910,062	2,679,715	—	2,679,715	132,071	18.37	20.39
Vanguard® VIF High Yield Bond	176,760	1,299,785	1,302,723	—	1,302,723	119,479	9.87	10.96
Vanguard® VIF International	198,385	6,183,354	4,874,327	—	4,874,327	321,725	13.65	15.16
Vanguard® VIF Mid-Cap Index	221,248	5,067,564	5,294,468	—	5,294,468	341,916	14.35	15.93
Vanguard® VIF Moderate Allocation	457,149	12,884,988	13,307,614	—	13,307,614	1,067,397	11.36	12.61
Vanguard® VIF Real Estate Index	175,627	2,312,717	2,093,474	—	2,093,474	180,754	10.48	11.64
Vanguard® VIF Short Term Investment Grade	846,621	8,812,457	8,728,664	—	8,728,664	993,331	7.93	8.80
Vanguard® VIF Small Company Growth (c)	13,098	259,832	230,648	—	230,648	14,878	15.51	15.51
Vanguard® VIF Total Bond Market Index	1,660,466	18,750,194	17,650,757	—	17,650,757	2,125,581	7.52	8.35
Vanguard® VIF Total International Stock Market Index	519,196	10,978,454	10,949,848	—	10,949,848	1,012,992	10.10	10.82
Vanguard® VIF Total Stock Market Index	466,044	21,931,558	23,045,885	—	23,045,885	1,220,645	17.10	18.98
Victory RS Partners (c)	18,750	515,318	482,425	—	482,425	14,700	32.77	32.77
Victory RS Science and Technology	35,176	835,306	711,607	—	711,607	24,387	28.14	29.13
Victory RS Value	72,273	1,859,228	1,752,623	—	1,752,623	111,370	15.21	15.74
Virtus Ceredex Mid Cap Value Equity	13,144	160,331	151,417	—	151,417	8,328	18.11	18.11
Virtus Duff & Phelps Real Estate Securities Series	17,959	339,708	349,118	—	349,118	26,423	12.51	13.49
Virtus KAR Small-Cap Growth Series	62,570	1,758,593	1,566,755	—	1,566,755	58,389	26.15	28.90
Virtus Newfleet Multi-Sector Intermediate Bond Series	16,873	156,442	143,587	—	143,587	15,922	8.63	9.20
Virtus SGA International Growth Series	26,167	337,003	351,942	—	351,942	39,863	8.26	8.92
Virtus Strategic Allocation Series	22,373	299,754	283,692	—	283,692	21,133	12.11	13.78
Voya MidCap Opportunities Portfolio	70,109	378,588	225,751	—	225,751	10,233	17.13	22.82
VY CBRE Global Real Estate Portfolio	16,950	199,345	175,435	—	175,435	16,333	9.26	10.74
VY CBRE Real Estate Portfolio	—	—	—	—	—	—	11.85	11.85
Western Asset Variable Global High Yield Bond	205,245	1,479,247	1,284,834	—	1,284,834	125,064	8.49	10.38

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets

Years Ended December 31, 2023 and 2022, Except as Noted

	AB VPS Discovery Value Portfolio (a)	AB VPS Dynamic Asset Allocation	AB VPS Relative Value Portfolio (a)
Net assets as of December 31, 2021	$6,319,106	$1,107,947	$330,673

Investment income (loss):
Dividend distributions	43,779	21,351	3,371
Investment Expenses:
Mortality and expense risk and administrative charges	(49,049)	(6,406)	(684)

Net investment income (loss)	(5,270)	14,945	2,687

Increase (decrease) in net assets from operations:
Capital gain distributions	788,277	271,024	49,954
Realized capital gain (loss) on investments	96,748	(22,889)	(14,257)
Change in unrealized appreciation (depreciation)	(1,903,990)	(461,866)	(59,989)

Net gain (loss) on investments	(1,018,965)	(213,731)	(24,292)

Net increase (decrease) in net assets from operations	(1,024,235)	(198,786)	(21,605)

Contract owner transactions:
Variable annuity deposits	192,365	262	—
Terminations, withdrawals and annuity payments	(438,958)	(83,183)	(109,446)
Transfers between subaccounts, net	(224,222)	(91,072)	—
Maintenance charges and mortality adjustments	(9,889)	(5,003)	(147)

Increase (decrease) in net assets from contract transactions	(480,704)	(178,996)	(109,593)

Total increase (decrease) in net assets	(1,504,939)	(377,782)	(131,198)

Net assets as of December 31, 2022	$4,814,167	$730,165	$199,475

Investment income (loss):
Dividend distributions	32,460	3,209	2,544
Investment Expenses:
Mortality and expense risk and administrative charges	(37,321)	(4,415)	(412)

Net investment income (loss)	(4,861)	(1,206)	2,132

Increase (decrease) in net assets from operations:
Capital gain distributions	341,281	—	16,067
Realized capital gain (loss) on investments	131,125	(88,544)	(13,950)
Change in unrealized appreciation (depreciation)	191,747	164,707	10,988

Net gain (loss) on investments	664,153	76,163	13,105

Net increase (decrease) in net assets from operations	659,292	74,957	15,237

Contract owner transactions:
Variable annuity deposits	78,721	1,225	—
Terminations, withdrawals and annuity payments	(1,007,331)	(197,413)	(119,531)
Transfers between subaccounts, net	(197,905)	(46,997)	—
Maintenance charges and mortality adjustments	(7,649)	(5,009)	(188)

Increase (decrease) in net assets from contract transactions	(1,134,164)	(248,194)	(119,719)

Total increase (decrease) in net assets	(474,872)	(173,237)	(104,482)

Net assets as of December 31, 2023	$4,339,295	$556,928	$94,993

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	AB VPS Sustainable Global Thematic Growth	AFIS Capital World Growth and Income	AFIS U.S. Government Securities
Net assets as of December 31, 2021	$16,408	$138,341	$805,439

Investment income (loss):
Dividend distributions	—	2,281	8,346
Investment Expenses:
Mortality and expense risk and administrative charges	(123)	(1,045)	(1,921)

Net investment income (loss)	(123)	1,236	6,425

Increase (decrease) in net assets from operations:
Capital gain distributions	5,817	25,379	—
Realized capital gain (loss) on investments	1,789	(4,054)	(111,013)
Change in unrealized appreciation (depreciation)	(15,051)	(48,235)	36,410

Net gain (loss) on investments	(7,445)	(26,910)	(74,603)

Net increase (decrease) in net assets from operations	(7,568)	(25,674)	(68,178)

Contract owner transactions:
Variable annuity deposits	—	—	41,147
Terminations, withdrawals and annuity payments	(3,156)	(9,217)	(574,397)
Transfers between subaccounts, net	115,200	(6,592)	4,789
Maintenance charges and mortality adjustments	(51)	(255)	(946)

Increase (decrease) in net assets from contract transactions	111,993	(16,064)	(529,407)

Total increase (decrease) in net assets	104,425	(41,738)	(597,585)

Net assets as of December 31, 2022	$120,833	$96,603	$207,854

Investment income (loss):
Dividend distributions	38	1,646	6,994
Investment Expenses:
Mortality and expense risk and administrative charges	(321)	(985)	(1,583)

Net investment income (loss)	(283)	661	5,411

Increase (decrease) in net assets from operations:
Capital gain distributions	8,200	—	—
Realized capital gain (loss) on investments	(109)	(2,521)	(34,130)
Change in unrealized appreciation (depreciation)	10,844	19,597	23,705

Net gain (loss) on investments	18,935	17,076	(10,425)

Net increase (decrease) in net assets from operations	18,652	17,737	(5,014)

Contract owner transactions:
Variable annuity deposits	—	—	45,929
Terminations, withdrawals and annuity payments	(4,195)	(13,815)	(49,783)
Transfers between subaccounts, net	772	(179)	(35,988)
Maintenance charges and mortality adjustments	(109)	(232)	(532)

Increase (decrease) in net assets from contract transactions	(3,532)	(14,226)	(40,374)

Total increase (decrease) in net assets	15,120	3,511	(45,388)

Net assets as of December 31, 2023	$135,953	$100,114	$162,466

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	AFIS Washington Mutual Investors	Alger Capital Appreciation (c)	Alger Large Cap Growth
Net assets as of December 31, 2021	$472,265	$409,319	$—

Investment income (loss):
Dividend distributions	9,328	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(5,181)	(2,507)	(730)

Net investment income (loss)	4,147	(2,507)	(730)

Increase (decrease) in net assets from operations:
Capital gain distributions	153,710	17,418	8,826
Realized capital gain (loss) on investments	(73,495)	(33,346)	(185,750)
Change in unrealized appreciation (depreciation)	(140,671)	(115,335)	(46,417)

Net gain (loss) on investments	(60,456)	(131,263)	(223,341)

Net increase (decrease) in net assets from operations	(56,309)	(133,770)	(224,071)

Contract owner transactions:
Variable annuity deposits	200,785	449	—
Terminations, withdrawals and annuity payments	(67,327)	(4,482)	(623)
Transfers between subaccounts, net	12,254	(95,962)	382,611
Maintenance charges and mortality adjustments	(759)	(575)	(156)

Increase (decrease) in net assets from contract transactions	144,953	(100,570)	381,832

Total increase (decrease) in net assets	88,644	(234,340)	157,761

Net assets as of December 31, 2022	$560,909	$174,979	$157,761

Investment income (loss):
Dividend distributions	10,767	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(5,194)	(2,278)	(847)

Net investment income (loss)	5,573	(2,278)	(847)

Increase (decrease) in net assets from operations:
Capital gain distributions	5,817	—	—
Realized capital gain (loss) on investments	(1,842)	(23,390)	(23,385)
Change in unrealized appreciation (depreciation)	87,550	86,208	64,274

Net gain (loss) on investments	91,525	62,818	40,889

Net increase (decrease) in net assets from operations	97,098	60,540	40,042

Contract owner transactions:
Variable annuity deposits	53,575	—	54,639
Terminations, withdrawals and annuity payments	(15,483)	(28,977)	(1,217)
Transfers between subaccounts, net	66,721	(13,448)	(79,210)
Maintenance charges and mortality adjustments	(939)	(480)	(130)

Increase (decrease) in net assets from contract transactions	103,874	(42,905)	(25,918)

Total increase (decrease) in net assets	200,972	17,635	14,124

Net assets as of December 31, 2023	$761,881	$192,614	$171,885

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Allspring Growth (c)	Allspring International Equity VT	Allspring Large Cap Core
Net assets as of December 31, 2021	$1,036,704	$45,434	$974,874

Investment income (loss):
Dividend distributions	—	1,465	6,315
Investment Expenses:
Mortality and expense risk and administrative charges	(6,472)	(100)	(7,240)

Net investment income (loss)	(6,472)	1,365	(925)

Increase (decrease) in net assets from operations:
Capital gain distributions	40,740	—	76,314
Realized capital gain (loss) on investments	(35,478)	(82)	(2,945)
Change in unrealized appreciation (depreciation)	(379,541)	(6,782)	(210,507)

Net gain (loss) on investments	(374,279)	(6,864)	(137,138)

Net increase (decrease) in net assets from operations	(380,751)	(5,499)	(138,063)

Contract owner transactions:
Variable annuity deposits	7,755	—	15,003
Terminations, withdrawals and annuity payments	(70,149)	—	(121,574)
Transfers between subaccounts, net	(16,980)	—	19,139
Maintenance charges and mortality adjustments	(1,958)	—	(1,927)

Increase (decrease) in net assets from contract transactions	(81,332)	—	(89,359)

Total increase (decrease) in net assets	(462,083)	(5,499)	(227,422)

Net assets as of December 31, 2022	$574,621	$39,935	$747,452

Investment income (loss):
Dividend distributions	—	627	5,009
Investment Expenses:
Mortality and expense risk and administrative charges	(5,930)	(107)	(7,220)

Net investment income (loss)	(5,930)	520	(2,211)

Increase (decrease) in net assets from operations:
Capital gain distributions	72,166	—	61,718
Realized capital gain (loss) on investments	(22,647)	(77)	(6,198)
Change in unrealized appreciation (depreciation)	138,228	5,656	114,944

Net gain (loss) on investments	187,747	5,579	170,464

Net increase (decrease) in net assets from operations	181,817	6,099	168,253

Contract owner transactions:
Variable annuity deposits	9,861	—	13,194
Terminations, withdrawals and annuity payments	(48,577)	—	(71,337)
Transfers between subaccounts, net	(3,790)	—	(1,235)
Maintenance charges and mortality adjustments	(1,890)	—	(1,552)

Increase (decrease) in net assets from contract transactions	(44,396)	—	(60,930)

Total increase (decrease) in net assets	137,421	6,099	107,323

Net assets as of December 31, 2023	$712,042	$46,034	$854,775

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Allspring Opportunity	Allspring Opportunity VT	Allspring Small Company Value
Net assets as of December 31, 2021	$823,693	$1,407,980	$5,348,332

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(5,657)	(14,107)	(41,706)

Net investment income (loss)	(5,657)	(14,107)	(41,706)

Increase (decrease) in net assets from operations:
Capital gain distributions	57,859	205,626	174,843
Realized capital gain (loss) on investments	10,243	(1,900)	129,261
Change in unrealized appreciation (depreciation)	(230,210)	(471,320)	(932,453)

Net gain (loss) on investments	(162,108)	(267,594)	(628,349)

Net increase (decrease) in net assets from operations	(167,765)	(281,701)	(670,055)

Contract owner transactions:
Variable annuity deposits	17,301	4,381	55,716
Terminations, withdrawals and annuity payments	(86,511)	(72,889)	(431,990)
Transfers between subaccounts, net	(618)	(203,749)	(125,980)
Maintenance charges and mortality adjustments	(851)	(4,775)	(9,645)

Increase (decrease) in net assets from contract transactions	(70,679)	(277,032)	(511,899)

Total increase (decrease) in net assets	(238,444)	(558,733)	(1,181,954)

Net assets as of December 31, 2022	$585,249	$849,247	$4,166,378

Investment income (loss):
Dividend distributions	—	—	40,721
Investment Expenses:
Mortality and expense risk and administrative charges	(5,432)	(12,422)	(41,603)

Net investment income (loss)	(5,432)	(12,422)	(882)

Increase (decrease) in net assets from operations:
Capital gain distributions	23,604	78,272	—
Realized capital gain (loss) on investments	3,689	(9,365)	67,038
Change in unrealized appreciation (depreciation)	113,833	144,893	584,346

Net gain (loss) on investments	141,126	213,800	651,384

Net increase (decrease) in net assets from operations	135,694	201,378	650,502

Contract owner transactions:
Variable annuity deposits	17,905	—	55,944
Terminations, withdrawals and annuity payments	(118,137)	(56,086)	(334,309)
Transfers between subaccounts, net	(2,801)	(15,330)	745,898
Maintenance charges and mortality adjustments	(1,449)	(4,640)	(8,950)

Increase (decrease) in net assets from contract transactions	(104,482)	(76,056)	458,583

Total increase (decrease) in net assets	31,212	125,322	1,109,085

Net assets as of December 31, 2023	$616,461	$974,569	$5,275,463

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Allspring VT Discovery All Cap Growth Fund (a)	ALPS/Alerian Energy Infrastructure	American Century Diversified Bond
Net assets as of December 31, 2021	$232,514	$228,960	$390,366

Investment income (loss):
Dividend distributions	—	10,724	2,389
Investment Expenses:
Mortality and expense risk and administrative charges	(2,086)	(2,156)	(1,072)

Net investment income (loss)	(2,086)	8,568	1,317

Increase (decrease) in net assets from operations:
Capital gain distributions	37,877	—	—
Realized capital gain (loss) on investments	(412)	6,740	(7,512)
Change in unrealized appreciation (depreciation)	(123,565)	25,204	(16,106)

Net gain (loss) on investments	(86,100)	31,944	(23,618)

Net increase (decrease) in net assets from operations	(88,186)	40,512	(22,301)

Contract owner transactions:
Variable annuity deposits	15	2,377	6,053
Terminations, withdrawals and annuity payments	(538)	(53,966)	(12,596)
Transfers between subaccounts, net	4	18,846	(265,008)
Maintenance charges and mortality adjustments	(355)	(447)	(692)

Increase (decrease) in net assets from contract transactions	(874)	(33,190)	(272,243)

Total increase (decrease) in net assets	(89,060)	7,322	(294,544)

Net assets as of December 31, 2022	$143,454	$236,282	$95,822

Investment income (loss):
Dividend distributions	—	7,224	6,841
Investment Expenses:
Mortality and expense risk and administrative charges	(1,941)	(1,838)	(1,701)

Net investment income (loss)	(1,941)	5,386	5,140

Increase (decrease) in net assets from operations:
Capital gain distributions	15,549	2,588	—
Realized capital gain (loss) on investments	(6,849)	3,652	(3,264)
Change in unrealized appreciation (depreciation)	35,858	17,174	2,072

Net gain (loss) on investments	44,558	23,414	(1,192)

Net increase (decrease) in net assets from operations	42,617	28,800	3,948

Contract owner transactions:
Variable annuity deposits	—	8,139	6,503
Terminations, withdrawals and annuity payments	(6,949)	(29,832)	(5,827)
Transfers between subaccounts, net	(17,980)	6,145	90,036
Maintenance charges and mortality adjustments	(270)	(368)	(879)

Increase (decrease) in net assets from contract transactions	(25,199)	(15,916)	89,833

Total increase (decrease) in net assets	17,418	12,884	93,781

Net assets as of December 31, 2023	$160,872	$249,166	$189,603

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	American Century Equity Income	American Century Heritage	American Century International Bond
Net assets as of December 31, 2021	$13,229,010	$3,487,857	$7,366

Investment income (loss):
Dividend distributions	209,067	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(101,883)	(18,093)	(104)

Net investment income (loss)	107,184	(18,093)	(104)

Increase (decrease) in net assets from operations:
Capital gain distributions	602,158	22,822	—
Realized capital gain (loss) on investments	233,993	(246,959)	(337)
Change in unrealized appreciation (depreciation)	(1,560,633)	(689,863)	(1,460)

Net gain (loss) on investments	(724,482)	(914,000)	(1,797)

Net increase (decrease) in net assets from operations	(617,298)	(932,093)	(1,901)

Contract owner transactions:
Variable annuity deposits	248,297	40,209	683
Terminations, withdrawals and annuity payments	(1,152,124)	(181,143)	—
Transfers between subaccounts, net	(1,696,107)	(752,432)	8,870
Maintenance charges and mortality adjustments	(23,644)	(4,035)	(18)

Increase (decrease) in net assets from contract transactions	(2,623,578)	(897,401)	9,535

Total increase (decrease) in net assets	(3,240,876)	(1,829,494)	7,634

Net assets as of December 31, 2022	$9,988,134	$1,658,363	$15,000

Investment income (loss):
Dividend distributions	197,836	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(83,094)	(16,121)	(139)

Net investment income (loss)	114,742	(16,121)	(139)

Increase (decrease) in net assets from operations:
Capital gain distributions	464,532	16,626	—
Realized capital gain (loss) on investments	26,932	(65,569)	(1,341)
Change in unrealized appreciation (depreciation)	(368,131)	372,287	1,951

Net gain (loss) on investments	123,333	323,344	610

Net increase (decrease) in net assets from operations	238,075	307,223	471

Contract owner transactions:
Variable annuity deposits	183,739	52,258	520
Terminations, withdrawals and annuity payments	(993,284)	(266,192)	—
Transfers between subaccounts, net	(407,395)	81,459	68,484
Maintenance charges and mortality adjustments	(20,825)	(5,197)	(35)

Increase (decrease) in net assets from contract transactions	(1,237,765)	(137,672)	68,969

Total increase (decrease) in net assets	(999,690)	169,551	69,440

Net assets as of December 31, 2023	$8,988,444	$1,827,914	$84,440

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	American Century International Growth	American Century Select	American Century Strategic Allocation: Aggressive
Net assets as of December 31, 2021	$6,732,003	$3,757,042	$1,270,485

Investment income (loss):
Dividend distributions	27,196	—	16,164
Investment Expenses:
Mortality and expense risk and administrative charges	(47,672)	(27,940)	(10,202)

Net investment income (loss)	(20,476)	(27,940)	5,962

Increase (decrease) in net assets from operations:
Capital gain distributions	107,670	269,295	42,081
Realized capital gain (loss) on investments	(47,408)	113,814	164
Change in unrealized appreciation (depreciation)	(1,755,328)	(1,470,065)	(252,097)

Net gain (loss) on investments	(1,695,066)	(1,086,956)	(209,852)

Net increase (decrease) in net assets from operations	(1,715,542)	(1,114,896)	(203,890)

Contract owner transactions:
Variable annuity deposits	137,714	56,128	33,216
Terminations, withdrawals and annuity payments	(583,580)	(327,567)	(44,267)
Transfers between subaccounts, net	327,586	413,848	129,319
Maintenance charges and mortality adjustments	(11,377)	(5,330)	(2,607)

Increase (decrease) in net assets from contract transactions	(129,657)	137,079	115,661

Total increase (decrease) in net assets	(1,845,199)	(977,817)	(88,229)

Net assets as of December 31, 2022	$4,886,804	$2,779,225	$1,182,256

Investment income (loss):
Dividend distributions	—	—	20,938
Investment Expenses:
Mortality and expense risk and administrative charges	(43,384)	(32,449)	(11,339)

Net investment income (loss)	(43,384)	(32,449)	9,599

Increase (decrease) in net assets from operations:
Capital gain distributions	—	208,139	7,079
Realized capital gain (loss) on investments	(64,257)	98,155	(2,861)
Change in unrealized appreciation (depreciation)	631,513	839,294	153,750

Net gain (loss) on investments	567,256	1,145,588	157,968

Net increase (decrease) in net assets from operations	523,872	1,113,139	167,567

Contract owner transactions:
Variable annuity deposits	117,577	70,073	53,132
Terminations, withdrawals and annuity payments	(430,005)	(293,308)	(39,912)
Transfers between subaccounts, net	(328,216)	301,212	720
Maintenance charges and mortality adjustments	(10,500)	(6,066)	(2,484)

Increase (decrease) in net assets from contract transactions	(651,144)	71,911	11,456

Total increase (decrease) in net assets	(127,272)	1,185,050	179,023

Net assets as of December 31, 2023	$4,759,532	$3,964,275	$1,361,279

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	American Century Strategic Allocation: Conservative	American Century Strategic Allocation: Moderate	American Century Ultra®
Net assets as of December 31, 2021	$972,891	$5,222,406	$952,836

Investment income (loss):
Dividend distributions	14,821	44,604	—
Investment Expenses:
Mortality and expense risk and administrative charges	(7,305)	(38,195)	(6,047)

Net investment income (loss)	7,516	6,409	(6,047)

Increase (decrease) in net assets from operations:
Capital gain distributions	18,415	145,729	43,122
Realized capital gain (loss) on investments	(4,863)	(92,197)	31,426
Change in unrealized appreciation (depreciation)	(148,859)	(875,147)	(364,562)

Net gain (loss) on investments	(135,307)	(821,615)	(290,014)

Net increase (decrease) in net assets from operations	(127,791)	(815,206)	(296,061)

Contract owner transactions:
Variable annuity deposits	15,324	108,534	50,650
Terminations, withdrawals and annuity payments	(111,636)	(543,020)	(51,340)
Transfers between subaccounts, net	(4,338)	(206,493)	(67,196)
Maintenance charges and mortality adjustments	(2,675)	(9,402)	(5,247)

Increase (decrease) in net assets from contract transactions	(103,325)	(650,381)	(73,133)

Total increase (decrease) in net assets	(231,116)	(1,465,587)	(369,194)

Net assets as of December 31, 2022	$741,775	$3,756,819	$583,642

Investment income (loss):
Dividend distributions	15,514	72,643	—
Investment Expenses:
Mortality and expense risk and administrative charges	(6,421)	(34,276)	(6,243)

Net investment income (loss)	9,093	38,367	(6,243)

Increase (decrease) in net assets from operations:
Capital gain distributions	440	—	47,845
Realized capital gain (loss) on investments	(14,964)	(56,631)	10,115
Change in unrealized appreciation (depreciation)	66,840	444,943	183,370

Net gain (loss) on investments	52,316	388,312	241,330

Net increase (decrease) in net assets from operations	61,409	426,679	235,087

Contract owner transactions:
Variable annuity deposits	4,715	129,997	37,427
Terminations, withdrawals and annuity payments	(27,713)	(510,520)	(63,155)
Transfers between subaccounts, net	(117,873)	(7,304)	(14,163)
Maintenance charges and mortality adjustments	(1,845)	(6,543)	(3,378)

Increase (decrease) in net assets from contract transactions	(142,716)	(394,370)	(43,269)

Total increase (decrease) in net assets	(81,307)	32,309	191,818

Net assets as of December 31, 2023	$660,468	$3,789,128	$775,460

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	American Century VP Disciplined Core Value	American Century VP Inflation Protection	American Century VP International
Net assets as of December 31, 2021	$221,400	$856,906	$86,180

Investment income (loss):
Dividend distributions	3,360	90,180	868
Investment Expenses:
Mortality and expense risk and administrative charges	(1,096)	(4,187)	(168)

Net investment income (loss)	2,264	85,993	700

Increase (decrease) in net assets from operations:
Capital gain distributions	61,079	4,966	10,309
Realized capital gain (loss) on investments	(17,114)	(58,478)	(14)
Change in unrealized appreciation (depreciation)	(79,122)	(257,148)	(32,578)

Net gain (loss) on investments	(35,157)	(310,660)	(22,283)

Net increase (decrease) in net assets from operations	(32,893)	(224,667)	(21,583)

Contract owner transactions:
Variable annuity deposits	55,424	308,892	—
Terminations, withdrawals and annuity payments	(55,918)	(238,153)	—
Transfers between subaccounts, net	(1,177)	1,191,665	—
Maintenance charges and mortality adjustments	(426)	(1,728)	(131)

Increase (decrease) in net assets from contract transactions	(2,097)	1,260,676	(131)

Total increase (decrease) in net assets	(34,990)	1,036,009	(21,714)

Net assets as of December 31, 2022	$186,410	$1,892,915	$64,466

Investment income (loss):
Dividend distributions	2,293	29,247	799
Investment Expenses:
Mortality and expense risk and administrative charges	(885)	(2,742)	(157)

Net investment income (loss)	1,408	26,505	642

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(4,680)	(104,829)	(385)
Change in unrealized appreciation (depreciation)	16,835	136,201	7,216

Net gain (loss) on investments	12,155	31,372	6,831

Net increase (decrease) in net assets from operations	13,563	57,877	7,473

Contract owner transactions:
Variable annuity deposits	—	—	18,324
Terminations, withdrawals and annuity payments	(4,251)	(117,215)	(28,161)
Transfers between subaccounts, net	(8,535)	(960,252)	90
Maintenance charges and mortality adjustments	(368)	(1,270)	(127)

Increase (decrease) in net assets from contract transactions	(13,154)	(1,078,737)	(9,874)

Total increase (decrease) in net assets	409	(1,020,860)	(2,401)

Net assets as of December 31, 2023	$186,819	$872,055	$62,065

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	American Century VP Mid Cap Value (c)	American Century VP Ultra®	American Century VP Value
Net assets as of December 31, 2021	$5,845,403	$23,653,619	$35,056,543

Investment income (loss):
Dividend distributions	123,749	—	583,342
Investment Expenses:
Mortality and expense risk and administrative charges	(45,133)	(140,484)	(233,629)

Net investment income (loss)	78,616	(140,484)	349,713

Increase (decrease) in net assets from operations:
Capital gain distributions	749,055	1,974,860	2,566,635
Realized capital gain (loss) on investments	98,492	313,097	1,631,180
Change in unrealized appreciation (depreciation)	(1,028,507)	(9,756,346)	(4,801,354)

Net gain (loss) on investments	(180,960)	(7,468,389)	(603,539)

Net increase (decrease) in net assets from operations	(102,344)	(7,608,873)	(253,826)

Contract owner transactions:
Variable annuity deposits	121,428	368,163	302,738
Terminations, withdrawals and annuity payments	(676,593)	(1,418,437)	(3,753,056)
Transfers between subaccounts, net	935,810	(188,884)	(3,243,567)
Maintenance charges and mortality adjustments	(14,691)	(55,633)	(96,283)

Increase (decrease) in net assets from contract transactions	365,954	(1,294,791)	(6,790,168)

Total increase (decrease) in net assets	263,610	(8,903,664)	(7,043,994)

Net assets as of December 31, 2022	$6,109,013	$14,749,955	$28,012,549

Investment income (loss):
Dividend distributions	106,742	—	617,590
Investment Expenses:
Mortality and expense risk and administrative charges	(38,038)	(145,961)	(218,043)

Net investment income (loss)	68,704	(145,961)	399,547

Increase (decrease) in net assets from operations:
Capital gain distributions	592,682	1,257,278	2,136,558
Realized capital gain (loss) on investments	(28,018)	220,348	479,165
Change in unrealized appreciation (depreciation)	(409,204)	4,836,079	(764,549)

Net gain (loss) on investments	155,460	6,313,705	1,851,174

Net increase (decrease) in net assets from operations	224,164	6,167,744	2,250,721

Contract owner transactions:
Variable annuity deposits	52,543	380,550	477,927
Terminations, withdrawals and annuity payments	(810,409)	(1,926,983)	(3,969,740)
Transfers between subaccounts, net	(1,062,521)	2,044,538	2,982,226
Maintenance charges and mortality adjustments	(20,182)	(60,870)	(83,835)

Increase (decrease) in net assets from contract transactions	(1,840,569)	437,235	(593,422)

Total increase (decrease) in net assets	(1,616,405)	6,604,979	1,657,299

Net assets as of December 31, 2023	$4,492,608	$21,354,934	$29,669,848

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	American Funds IS® Asset Allocation	American Funds IS® Capital World Bond	American Funds IS® Global Growth
Net assets as of December 31, 2021	$30,163,919	$3,293,883	$17,270,666

Investment income (loss):
Dividend distributions	356,776	5,456	53,827
Investment Expenses:
Mortality and expense risk and administrative charges	(174,178)	(19,278)	(95,731)

Net investment income (loss)	182,598	(13,822)	(41,904)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,503,571	42,909	1,460,393
Realized capital gain (loss) on investments	(22,471)	(80,705)	(50,410)
Change in unrealized appreciation (depreciation)	(6,766,186)	(527,383)	(5,709,548)

Net gain (loss) on investments	(4,285,086)	(565,179)	(4,299,565)

Net increase (decrease) in net assets from operations	(4,102,488)	(579,001)	(4,341,469)

Contract owner transactions:
Variable annuity deposits	207,727	125,545	350,742
Terminations, withdrawals and annuity payments	(4,427,949)	(252,312)	(672,152)
Transfers between subaccounts, net	(2,265,276)	(226,112)	(1,400,943)
Maintenance charges and mortality adjustments	(44,883)	(6,526)	(25,473)

Increase (decrease) in net assets from contract transactions	(6,530,381)	(359,405)	(1,747,826)

Total increase (decrease) in net assets	(10,632,869)	(938,406)	(6,089,295)

Net assets as of December 31, 2022	$19,531,050	$2,355,477	$11,181,371

Investment income (loss):
Dividend distributions	383,710	—	85,663
Investment Expenses:
Mortality and expense risk and administrative charges	(150,258)	(16,371)	(91,349)

Net investment income (loss)	233,452	(16,371)	(5,686)

Increase (decrease) in net assets from operations:
Capital gain distributions	751,321	—	947,745
Realized capital gain (loss) on investments	(246,687)	(87,407)	(25,940)
Change in unrealized appreciation (depreciation)	1,649,821	215,215	1,432,094

Net gain (loss) on investments	2,154,455	127,808	2,353,899

Net increase (decrease) in net assets from operations	2,387,907	111,437	2,348,213

Contract owner transactions:
Variable annuity deposits	868,272	124,266	219,998
Terminations, withdrawals and annuity payments	(3,289,809)	(317,916)	(593,077)
Transfers between subaccounts, net	360,383	(50,954)	13,452
Maintenance charges and mortality adjustments	(42,629)	(3,701)	(22,856)

Increase (decrease) in net assets from contract transactions	(2,103,783)	(248,305)	(382,483)

Total increase (decrease) in net assets	284,124	(136,868)	1,965,730

Net assets as of December 31, 2023	$19,815,174	$2,218,609	$13,147,101

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	American Funds IS® Global Small Capitalization	American Funds IS® Growth	American Funds IS® Growth- Income
Net assets as of December 31, 2021	$692,265	$4,208,923	$34,085,570

Investment income (loss):
Dividend distributions	—	3,344	286,215
Investment Expenses:
Mortality and expense risk and administrative charges	(3,645)	(33,307)	(207,419)

Net investment income (loss)	(3,645)	(29,963)	78,796

Increase (decrease) in net assets from operations:
Capital gain distributions	183,053	487,142	2,621,215
Realized capital gain (loss) on investments	(50,971)	(79,954)	570,421
Change in unrealized appreciation (depreciation)	(334,495)	(1,665,110)	(8,879,081)

Net gain (loss) on investments	(202,413)	(1,257,922)	(5,687,445)

Net increase (decrease) in net assets from operations	(206,058)	(1,287,885)	(5,608,649)

Contract owner transactions:
Variable annuity deposits	32,156	419,086	933,711
Terminations, withdrawals and annuity payments	(22,288)	(420,751)	(1,547,327)
Transfers between subaccounts, net	(30,834)	(156,868)	(2,653,341)
Maintenance charges and mortality adjustments	(318)	(7,182)	(66,542)

Increase (decrease) in net assets from contract transactions	(21,284)	(165,715)	(3,333,499)

Total increase (decrease) in net assets	(227,342)	(1,453,600)	(8,942,148)

Net assets as of December 31, 2022	$464,923	$2,755,323	$25,143,422

Investment income (loss):
Dividend distributions	154	4,816	307,201
Investment Expenses:
Mortality and expense risk and administrative charges	(3,520)	(24,556)	(194,705)

Net investment income (loss)	(3,366)	(19,740)	112,496

Increase (decrease) in net assets from operations:
Capital gain distributions	7,295	147,876	1,376,439
Realized capital gain (loss) on investments	(17,391)	(4,746)	102,984
Change in unrealized appreciation (depreciation)	86,248	816,377	4,242,887

Net gain (loss) on investments	76,152	959,507	5,722,310

Net increase (decrease) in net assets from operations	72,786	939,767	5,834,806

Contract owner transactions:
Variable annuity deposits	76,062	518,576	851,857
Terminations, withdrawals and annuity payments	(20,085)	(693,629)	(2,900,511)
Transfers between subaccounts, net	8,847	271,706	(380,532)
Maintenance charges and mortality adjustments	(518)	(6,383)	(63,593)

Increase (decrease) in net assets from contract transactions	64,306	90,270	(2,492,779)

Total increase (decrease) in net assets	137,092	1,030,037	3,342,027

Net assets as of December 31, 2023	$602,015	$3,785,360	$28,485,449

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	American Funds IS® International	American Funds IS® International Growth and Income	American Funds IS® Mortgage
Net assets as of December 31, 2021	$6,226,898	$436,509	$291,786

Investment income (loss):
Dividend distributions	87,116	8,883	1,233
Investment Expenses:
Mortality and expense risk and administrative charges	(40,702)	(2,307)	(404)

Net investment income (loss)	46,414	6,576	829

Increase (decrease) in net assets from operations:
Capital gain distributions	801,736	183,574	—
Realized capital gain (loss) on investments	(196,311)	(63,533)	(20,337)
Change in unrealized appreciation (depreciation)	(2,106,343)	(201,629)	(4,371)

Net gain (loss) on investments	(1,500,918)	(81,588)	(24,708)

Net increase (decrease) in net assets from operations	(1,454,504)	(75,012)	(23,879)

Contract owner transactions:
Variable annuity deposits	968,956	26,049	2,716
Terminations, withdrawals and annuity payments	(418,947)	(17,278)	(209,707)
Transfers between subaccounts, net	499,028	(68,107)	1,441
Maintenance charges and mortality adjustments	(8,787)	(570)	(338)

Increase (decrease) in net assets from contract transactions	1,040,250	(59,906)	(205,888)

Total increase (decrease) in net assets	(414,254)	(134,918)	(229,767)

Net assets as of December 31, 2022	$5,812,644	$301,591	$62,019

Investment income (loss):
Dividend distributions	74,098	11,424	1,583
Investment Expenses:
Mortality and expense risk and administrative charges	(46,360)	(1,984)	(189)

Net investment income (loss)	27,738	9,440	1,394

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(194,078)	(28,245)	(3,319)
Change in unrealized appreciation (depreciation)	1,028,467	76,053	3,171

Net gain (loss) on investments	834,389	47,808	(148)

Net increase (decrease) in net assets from operations	862,127	57,248	1,246

Contract owner transactions:
Variable annuity deposits	617,097	239,900	—
Terminations, withdrawals and annuity payments	(437,621)	(48,437)	(5,150)
Transfers between subaccounts, net	(266,308)	1,358	(16,179)
Maintenance charges and mortality adjustments	(10,745)	(464)	(136)

Increase (decrease) in net assets from contract transactions	(97,577)	192,357	(21,465)

Total increase (decrease) in net assets	764,550	249,605	(20,219)

Net assets as of December 31, 2023	$6,577,194	$551,196	$41,800

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	American Funds IS® New World	AMG River Road Mid Cap Value	Ariel®
Net assets as of December 31, 2021	$4,664,407	$1,903,475	$4,101,007

Investment income (loss):
Dividend distributions	43,163	14,837	11,110
Investment Expenses:
Mortality and expense risk and administrative charges	(23,696)	(15,168)	(28,322)

Net investment income (loss)	19,467	(331)	(17,212)

Increase (decrease) in net assets from operations:
Capital gain distributions	348,757	126,030	204,350
Realized capital gain (loss) on investments	(78,270)	(76,564)	82,155
Change in unrealized appreciation (depreciation)	(1,330,921)	(220,490)	(1,029,263)

Net gain (loss) on investments	(1,060,434)	(171,024)	(742,758)

Net increase (decrease) in net assets from operations	(1,040,967)	(171,355)	(759,970)

Contract owner transactions:
Variable annuity deposits	582,877	47,170	37,223
Terminations, withdrawals and annuity payments	(265,934)	(105,009)	(399,381)
Transfers between subaccounts, net	(150,553)	(22,398)	(405,433)
Maintenance charges and mortality adjustments	(7,309)	(3,635)	(6,413)

Increase (decrease) in net assets from contract transactions	159,081	(83,872)	(774,004)

Total increase (decrease) in net assets	(881,886)	(255,227)	(1,533,974)

Net assets as of December 31, 2022	$3,782,521	$1,648,248	$2,567,033

Investment income (loss):
Dividend distributions	53,198	2,612	11,114
Investment Expenses:
Mortality and expense risk and administrative charges	(25,704)	(15,631)	(24,061)

Net investment income (loss)	27,494	(13,019)	(12,947)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	4,897	118,715
Realized capital gain (loss) on investments	(32,145)	(70,099)	7,534
Change in unrealized appreciation (depreciation)	608,225	420,727	241,405

Net gain (loss) on investments	576,080	355,525	367,654

Net increase (decrease) in net assets from operations	603,574	342,506	354,707

Contract owner transactions:
Variable annuity deposits	267,430	36,373	24,803
Terminations, withdrawals and annuity payments	(369,312)	(139,756)	(295,227)
Transfers between subaccounts, net	322,519	3,373	15,692
Maintenance charges and mortality adjustments	(7,928)	(3,407)	(5,310)

Increase (decrease) in net assets from contract transactions	212,709	(103,417)	(260,042)

Total increase (decrease) in net assets	816,283	239,089	94,665

Net assets as of December 31, 2023	$4,598,804	$1,887,337	$2,661,698

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Baron Asset	BlackRock Advantage Large Cap Core V.I.	BlackRock Advantage Small Cap Growth
Net assets as of December 31, 2021	$901,436	$363,352	$145,120

Investment income (loss):
Dividend distributions	—	4,614	722
Investment Expenses:
Mortality and expense risk and administrative charges	(6,080)	(2,474)	(1,311)

Net investment income (loss)	(6,080)	2,140	(589)

Increase (decrease) in net assets from operations:
Capital gain distributions	45	8,210	—
Realized capital gain (loss) on investments	9,048	(34,793)	(1,792)
Change in unrealized appreciation (depreciation)	(243,258)	(92,317)	(38,478)

Net gain (loss) on investments	(234,165)	(118,900)	(40,270)

Net increase (decrease) in net assets from operations	(240,245)	(116,760)	(40,859)

Contract owner transactions:
Variable annuity deposits	26,506	229,895	4,762
Terminations, withdrawals and annuity payments	(44,022)	(15,870)	(1,680)
Transfers between subaccounts, net	7,636	152,054	33,385
Maintenance charges and mortality adjustments	(2,724)	(497)	(606)

Increase (decrease) in net assets from contract transactions	(12,604)	365,582	35,861

Total increase (decrease) in net assets	(252,849)	248,822	(4,998)

Net assets as of December 31, 2022	$648,587	$612,174	$140,122

Investment income (loss):
Dividend distributions	—	2,723	290
Investment Expenses:
Mortality and expense risk and administrative charges	(6,153)	(2,626)	(1,354)

Net investment income (loss)	(6,153)	97	(1,064)

Increase (decrease) in net assets from operations:
Capital gain distributions	24,661	—	—
Realized capital gain (loss) on investments	9,873	(62,489)	(2,065)
Change in unrealized appreciation (depreciation)	73,026	187,440	27,353

Net gain (loss) on investments	107,560	124,951	25,288

Net increase (decrease) in net assets from operations	101,407	125,048	24,224

Contract owner transactions:
Variable annuity deposits	30,045	—	4,483
Terminations, withdrawals and annuity payments	(51,008)	(475,927)	(7,610)
Transfers between subaccounts, net	7,673	271,392	3,979
Maintenance charges and mortality adjustments	(2,529)	(367)	(634)

Increase (decrease) in net assets from contract transactions	(15,819)	(204,902)	218

Total increase (decrease) in net assets	85,588	(79,854)	24,442

Net assets as of December 31, 2023	$734,175	$532,320	$164,564

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	BlackRock Basic Value V.I.	BlackRock Capital Appreciation V.I.	BlackRock Equity Dividend
Net assets as of December 31, 2021	$209,343	$185,349	$852,805

Investment income (loss):
Dividend distributions	2,511	—	7,443
Investment Expenses:
Mortality and expense risk and administrative charges	(1,037)	(1,057)	(5,209)

Net investment income (loss)	1,474	(1,057)	2,234

Increase (decrease) in net assets from operations:
Capital gain distributions	22,157	20,038	55,487
Realized capital gain (loss) on investments	(218)	(29,545)	13,284
Change in unrealized appreciation (depreciation)	(30,756)	(140,541)	(99,775)

Net gain (loss) on investments	(8,817)	(150,048)	(31,004)

Net increase (decrease) in net assets from operations	(7,343)	(151,105)	(28,770)

Contract owner transactions:
Variable annuity deposits	98	275,150	19,751
Terminations, withdrawals and annuity payments	(19,743)	(7,063)	(98,339)
Transfers between subaccounts, net	24,238	15,969	(213,593)
Maintenance charges and mortality adjustments	(251)	(366)	(2,903)

Increase (decrease) in net assets from contract transactions	4,342	283,690	(295,084)

Total increase (decrease) in net assets	(3,001)	132,585	(323,854)

Net assets as of December 31, 2022	$206,342	$317,934	$528,951

Investment income (loss):
Dividend distributions	3,453	—	10,551
Investment Expenses:
Mortality and expense risk and administrative charges	(980)	(1,226)	(4,838)

Net investment income (loss)	2,473	(1,226)	5,713

Increase (decrease) in net assets from operations:
Capital gain distributions	9,132	23,189	27,248
Realized capital gain (loss) on investments	(175)	(12,657)	(2,387)
Change in unrealized appreciation (depreciation)	20,961	137,539	28,860

Net gain (loss) on investments	29,918	148,071	53,721

Net increase (decrease) in net assets from operations	32,391	146,845	59,434

Contract owner transactions:
Variable annuity deposits	—	22,500	19,823
Terminations, withdrawals and annuity payments	(606)	(9,429)	(26,480)
Transfers between subaccounts, net	—	165,700	(4,016)
Maintenance charges and mortality adjustments	(251)	(398)	(2,200)

Increase (decrease) in net assets from contract transactions	(857)	178,373	(12,873)

Total increase (decrease) in net assets	31,534	325,218	46,561

Net assets as of December 31, 2023	$237,876	$643,152	$575,512

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	BlackRock Equity Dividend V.I.	BlackRock Global Allocation	BlackRock Global Allocation V.I.
Net assets as of December 31, 2021	$9,428,956	$75,183	$3,049,772

Investment income (loss):
Dividend distributions	140,970	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(70,462)	(1,544)	(20,430)

Net investment income (loss)	70,508	(1,544)	(20,430)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,126,126	9,703	40,309
Realized capital gain (loss) on investments	(91,817)	(2,186)	(89,458)
Change in unrealized appreciation (depreciation)	(1,634,685)	(32,494)	(438,232)

Net gain (loss) on investments	(600,376)	(24,977)	(487,381)

Net increase (decrease) in net assets from operations	(529,868)	(26,521)	(507,811)

Contract owner transactions:
Variable annuity deposits	1,377,920	3,714	120,245
Terminations, withdrawals and annuity payments	(658,703)	(33,166)	(274,839)
Transfers between subaccounts, net	(10,090)	151,901	136,456
Maintenance charges and mortality adjustments	(16,678)	(763)	(4,257)

Increase (decrease) in net assets from contract transactions	692,449	121,686	(22,395)

Total increase (decrease) in net assets	162,581	95,165	(530,206)

Net assets as of December 31, 2022	$9,591,537	$170,348	$2,519,566

Investment income (loss):
Dividend distributions	181,968	1,283	58,685
Investment Expenses:
Mortality and expense risk and administrative charges	(72,243)	(1,046)	(19,662)

Net investment income (loss)	109,725	237	39,023

Increase (decrease) in net assets from operations:
Capital gain distributions	510,873	—	—
Realized capital gain (loss) on investments	(112,551)	(9,227)	(60,565)
Change in unrealized appreciation (depreciation)	577,372	23,600	303,788

Net gain (loss) on investments	975,694	14,373	243,223

Net increase (decrease) in net assets from operations	1,085,419	14,610	282,246

Contract owner transactions:
Variable annuity deposits	659,628	2,640	23,605
Terminations, withdrawals and annuity payments	(783,495)	(8,517)	(437,282)
Transfers between subaccounts, net	288,631	(66,275)	41,876
Maintenance charges and mortality adjustments	(15,180)	(556)	(4,955)

Increase (decrease) in net assets from contract transactions	149,584	(72,708)	(376,756)

Total increase (decrease) in net assets	1,235,003	(58,098)	(94,510)

Net assets as of December 31, 2023	$10,826,540	$112,250	$2,425,056

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	BlackRock High Yield V.I.	BlackRock International Dividend	BlackRock Large Cap Focus Growth V.I.
Net assets as of December 31, 2021	$8,946,433	$143,320	$242,659

Investment income (loss):
Dividend distributions	339,107	1,201	—
Investment Expenses:
Mortality and expense risk and administrative charges	(49,105)	(859)	(397)

Net investment income (loss)	290,002	342	(397)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,687	10,264
Realized capital gain (loss) on investments	(214,070)	1,353	(24,828)
Change in unrealized appreciation (depreciation)	(1,004,467)	(16,252)	(58,679)

Net gain (loss) on investments	(1,218,537)	(13,212)	(73,243)

Net increase (decrease) in net assets from operations	(928,535)	(12,870)	(73,640)

Contract owner transactions:
Variable annuity deposits	276,813	3,447	77,147
Terminations, withdrawals and annuity payments	(794,569)	(5,141)	(2,167)
Transfers between subaccounts, net	(1,596,072)	(34,597)	(116,288)
Maintenance charges and mortality adjustments	(17,847)	(434)	(233)

Increase (decrease) in net assets from contract transactions	(2,131,675)	(36,725)	(41,541)

Total increase (decrease) in net assets	(3,060,210)	(49,595)	(115,181)

Net assets as of December 31, 2022	$5,886,223	$93,725	$127,478

Investment income (loss):
Dividend distributions	622,757	3,495	—
Investment Expenses:
Mortality and expense risk and administrative charges	(92,067)	(1,870)	(5,246)

Net investment income (loss)	530,690	1,625	(5,246)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	19,688
Realized capital gain (loss) on investments	(122,851)	1,478	18,655
Change in unrealized appreciation (depreciation)	585,536	17,244	173,070

Net gain (loss) on investments	462,685	18,722	211,413

Net increase (decrease) in net assets from operations	993,375	20,347	206,167

Contract owner transactions:
Variable annuity deposits	100,423	6,680	—
Terminations, withdrawals and annuity payments	(11,550,300)	(51,577)	(21,141)
Transfers between subaccounts, net	12,372,276	148,872	976,770
Maintenance charges and mortality adjustments	(14,886)	(980)	(812)

Increase (decrease) in net assets from contract transactions	907,513	102,995	954,817

Total increase (decrease) in net assets	1,900,888	123,342	1,160,984

Net assets as of December 31, 2023	$7,787,111	$217,067	$1,288,462

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	BNY Mellon Appreciation	BNY Mellon Dynamic Value	BNY Mellon IP MidCap Stock
Net assets as of December 31, 2021	$9,081,142	$4,144,289	$5,744,015

Investment income (loss):
Dividend distributions	38,933	31,867	21,098
Investment Expenses:
Mortality and expense risk and administrative charges	(65,534)	(39,027)	(29,023)

Net investment income (loss)	(26,601)	(7,160)	(7,925)

Increase (decrease) in net assets from operations:
Capital gain distributions	522,510	376,022	1,163,429
Realized capital gain (loss) on investments	165,359	61,087	(276,918)
Change in unrealized appreciation (depreciation)	(2,297,233)	(257,978)	(1,666,957)

Net gain (loss) on investments	(1,609,364)	179,131	(780,446)

Net increase (decrease) in net assets from operations	(1,635,965)	171,971	(788,371)

Contract owner transactions:
Variable annuity deposits	173,386	46,140	78,791
Terminations, withdrawals and annuity payments	(772,369)	(514,005)	(862,464)
Transfers between subaccounts, net	(301,161)	975,261	(1,286,458)
Maintenance charges and mortality adjustments	(17,781)	(12,296)	(7,987)

Increase (decrease) in net assets from contract transactions	(917,925)	495,100	(2,078,118)

Total increase (decrease) in net assets	(2,553,890)	667,071	(2,866,489)

Net assets as of December 31, 2022	$6,527,252	$4,811,360	$2,877,526

Investment income (loss):
Dividend distributions	47,002	37,297	16,020
Investment Expenses:
Mortality and expense risk and administrative charges	(65,602)	(45,011)	(18,437)

Net investment income (loss)	(18,600)	(7,714)	(2,417)

Increase (decrease) in net assets from operations:
Capital gain distributions	492,055	208,865	94,101
Realized capital gain (loss) on investments	44,480	52,033	(184,265)
Change in unrealized appreciation (depreciation)	783,003	286,871	477,948

Net gain (loss) on investments	1,319,538	547,769	387,784

Net increase (decrease) in net assets from operations	1,300,938	540,055	385,367

Contract owner transactions:
Variable annuity deposits	142,498	73,029	50,827
Terminations, withdrawals and annuity payments	(960,986)	(507,184)	(365,276)
Transfers between subaccounts, net	495,715	152,606	(860,751)
Maintenance charges and mortality adjustments	(17,021)	(11,113)	(6,142)

Increase (decrease) in net assets from contract transactions	(339,794)	(292,662)	(1,181,342)

Total increase (decrease) in net assets	961,144	247,393	(795,975)

Net assets as of December 31, 2023	$7,488,396	$5,058,753	$2,081,551

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	BNY Mellon IP Small Cap Stock Index	BNY Mellon IP Technology Growth	BNY Mellon Opportunistic Midcap Value
Net assets as of December 31, 2021	$8,890,587	$20,742,158	$2,684,051

Investment income (loss):
Dividend distributions	70,595	—	6,050
Investment Expenses:
Mortality and expense risk and administrative charges	(52,364)	(100,766)	(21,516)

Net investment income (loss)	18,231	(100,766)	(15,466)

Increase (decrease) in net assets from operations:
Capital gain distributions	945,300	1,477,688	137,798
Realized capital gain (loss) on investments	37,944	(464,706)	3,993
Change in unrealized appreciation (depreciation)	(2,527,957)	(10,331,042)	(350,831)

Net gain (loss) on investments	(1,544,713)	(9,318,060)	(209,040)

Net increase (decrease) in net assets from operations	(1,526,482)	(9,418,826)	(224,506)

Contract owner transactions:
Variable annuity deposits	739,633	276,298	22,111
Terminations, withdrawals and annuity payments	(512,910)	(956,963)	(161,625)
Transfers between subaccounts, net	(228,079)	(669,192)	(68,294)
Maintenance charges and mortality adjustments	(12,583)	(42,670)	(5,065)

Increase (decrease) in net assets from contract transactions	(13,939)	(1,392,527)	(212,873)

Total increase (decrease) in net assets	(1,540,421)	(10,811,353)	(437,379)

Net assets as of December 31, 2022	$7,350,166	$9,930,805	$2,246,672

Investment income (loss):
Dividend distributions	78,307	—	15,333
Investment Expenses:
Mortality and expense risk and administrative charges	(50,134)	(102,511)	(20,800)

Net investment income (loss)	28,173	(102,511)	(5,467)

Increase (decrease) in net assets from operations:
Capital gain distributions	408,786	—	78,254
Realized capital gain (loss) on investments	(76,815)	(442,788)	(6,234)
Change in unrealized appreciation (depreciation)	747,449	6,286,578	185,445

Net gain (loss) on investments	1,079,420	5,843,790	257,465

Net increase (decrease) in net assets from operations	1,107,593	5,741,279	251,998

Contract owner transactions:
Variable annuity deposits	421,991	236,184	20,028
Terminations, withdrawals and annuity payments	(613,095)	(1,283,316)	(88,343)
Transfers between subaccounts, net	436,074	1,805,448	46,334
Maintenance charges and mortality adjustments	(12,236)	(54,130)	(4,872)

Increase (decrease) in net assets from contract transactions	232,734	704,186	(26,853)

Total increase (decrease) in net assets	1,340,327	6,445,465	225,145

Net assets as of December 31, 2023	$8,690,493	$16,376,270	$2,471,817

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	BNY Mellon Stock Index	BNY Mellon VIF Appreciation	Calamos® Growth
Net assets as of December 31, 2021	$55,819	$7,006,865	$11,409,195

Investment income (loss):
Dividend distributions	912	23,447	—
Investment Expenses:
Mortality and expense risk and administrative charges	(218)	(40,896)	(76,860)

Net investment income (loss)	694	(17,449)	(76,860)

Increase (decrease) in net assets from operations:
Capital gain distributions	11,011	1,787,192	—
Realized capital gain (loss) on investments	(8,456)	(322,918)	(145,384)
Change in unrealized appreciation (depreciation)	(19,639)	(2,745,488)	(3,573,376)

Net gain (loss) on investments	(17,084)	(1,281,214)	(3,718,760)

Net increase (decrease) in net assets from operations	(16,390)	(1,298,663)	(3,795,620)

Contract owner transactions:
Variable annuity deposits	4,207	581,115	99,202
Terminations, withdrawals and annuity payments	(8,219)	(652,162)	(707,819)
Transfers between subaccounts, net	5,780	(489,757)	134,508
Maintenance charges and mortality adjustments	(173)	(8,425)	(14,952)

Increase (decrease) in net assets from contract transactions	1,595	(569,229)	(489,061)

Total increase (decrease) in net assets	(14,795)	(1,867,892)	(4,284,681)

Net assets as of December 31, 2022	$41,024	$5,138,973	$7,124,514

Investment income (loss):
Dividend distributions	844	27,867	—
Investment Expenses:
Mortality and expense risk and administrative charges	(181)	(42,356)	(72,660)

Net investment income (loss)	663	(14,489)	(72,660)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,423	508,486	368,637
Realized capital gain (loss) on investments	(803)	(234,599)	(151,546)
Change in unrealized appreciation (depreciation)	15,342	803,588	2,315,355

Net gain (loss) on investments	15,962	1,077,475	2,532,446

Net increase (decrease) in net assets from operations	16,625	1,062,986	2,459,786

Contract owner transactions:
Variable annuity deposits	576	382,457	76,959
Terminations, withdrawals and annuity payments	(6,531)	(501,105)	(672,855)
Transfers between subaccounts, net	125,014	223,421	(412,908)
Maintenance charges and mortality adjustments	(92)	(6,929)	(14,882)

Increase (decrease) in net assets from contract transactions	118,967	97,844	(1,023,686)

Total increase (decrease) in net assets	135,592	1,160,830	1,436,100

Net assets as of December 31, 2023	$176,616	$6,299,803	$8,560,614

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Calamos® Growth and Income	Calamos® High Income Opportunities	ClearBridge Small Cap Growth
Net assets as of December 31, 2021	$10,893,442	$419,033	$26,919

Investment income (loss):
Dividend distributions	95,373	27,449	—
Investment Expenses:
Mortality and expense risk and administrative charges	(83,299)	(4,855)	(184)

Net investment income (loss)	12,074	22,594	(184)

Increase (decrease) in net assets from operations:
Capital gain distributions	225,348	—	—
Realized capital gain (loss) on investments	154,557	(10,932)	30
Change in unrealized appreciation (depreciation)	(2,434,344)	(74,578)	(7,777)

Net gain (loss) on investments	(2,054,439)	(85,510)	(7,747)

Net increase (decrease) in net assets from operations	(2,042,365)	(62,916)	(7,931)

Contract owner transactions:
Variable annuity deposits	78,946	13,000	—
Terminations, withdrawals and annuity payments	(709,719)	(73,190)	—
Transfers between subaccounts, net	46,804	190,126	—
Maintenance charges and mortality adjustments	(20,837)	(2,781)	(1)

Increase (decrease) in net assets from contract transactions	(604,806)	127,155	(1)

Total increase (decrease) in net assets	(2,647,171)	64,239	(7,932)

Net assets as of December 31, 2022	$8,246,271	$483,272	$18,987

Investment income (loss):
Dividend distributions	58,433	21,048	—
Investment Expenses:
Mortality and expense risk and administrative charges	(81,515)	(3,039)	(176)

Net investment income (loss)	(23,082)	18,009	(176)

Increase (decrease) in net assets from operations:
Capital gain distributions	317,042	—	88
Realized capital gain (loss) on investments	148,070	(27,474)	25
Change in unrealized appreciation (depreciation)	1,111,236	49,565	1,517

Net gain (loss) on investments	1,576,348	22,091	1,630

Net increase (decrease) in net assets from operations	1,553,266	40,100	1,454

Contract owner transactions:
Variable annuity deposits	81,293	10,104	—
Terminations, withdrawals and annuity payments	(784,849)	(25,432)	—
Transfers between subaccounts, net	173,614	(171,391)	—
Maintenance charges and mortality adjustments	(20,550)	(1,592)	(2)

Increase (decrease) in net assets from contract transactions	(550,492)	(188,311)	(2)

Total increase (decrease) in net assets	1,002,774	(148,211)	1,452

Net assets as of December 31, 2023	$9,249,045	$335,061	$20,439

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	ClearBridge Variable Aggressive Growth	ClearBridge Variable Small Cap Growth	Delaware Ivy Asset Strategy
Net assets as of December 31, 2021	$7,481,961	$10,174,791	$259,238

Investment income (loss):
Dividend distributions	—	—	2,724
Investment Expenses:
Mortality and expense risk and administrative charges	(44,601)	(68,421)	(2,316)

Net investment income (loss)	(44,601)	(68,421)	408

Increase (decrease) in net assets from operations:
Capital gain distributions	696,448	153,056	36,789
Realized capital gain (loss) on investments	(375,130)	(132,616)	(1,480)
Change in unrealized appreciation (depreciation)	(2,247,541)	(2,925,347)	(74,999)

Net gain (loss) on investments	(1,926,223)	(2,904,907)	(39,690)

Net increase (decrease) in net assets from operations	(1,970,824)	(2,973,328)	(39,282)

Contract owner transactions:
Variable annuity deposits	50,391	428,759	13,588
Terminations, withdrawals and annuity payments	(485,785)	(566,340)	(27,175)
Transfers between subaccounts, net	(305,190)	(283,865)	53,183
Maintenance charges and mortality adjustments	(25,726)	(15,099)	(394)

Increase (decrease) in net assets from contract transactions	(766,310)	(436,545)	39,202

Total increase (decrease) in net assets	(2,737,134)	(3,409,873)	(80)

Net assets as of December 31, 2022	$4,744,827	$6,764,918	$259,158

Investment income (loss):
Dividend distributions	3,203	—	6,753
Investment Expenses:
Mortality and expense risk and administrative charges	(41,462)	(57,237)	(2,169)

Net investment income (loss)	(38,259)	(57,237)	4,584

Increase (decrease) in net assets from operations:
Capital gain distributions	514,104	—	—
Realized capital gain (loss) on investments	(553,803)	(226,801)	(13,936)
Change in unrealized appreciation (depreciation)	1,036,151	760,330	42,796

Net gain (loss) on investments	996,452	533,529	28,860

Net increase (decrease) in net assets from operations	958,193	476,292	33,444

Contract owner transactions:
Variable annuity deposits	36,575	247,570	10,640
Terminations, withdrawals and annuity payments	(693,905)	(710,365)	(37,943)
Transfers between subaccounts, net	237,878	(405,269)	(23,946)
Maintenance charges and mortality adjustments	(26,339)	(26,209)	(358)

Increase (decrease) in net assets from contract transactions	(445,791)	(894,273)	(51,607)

Total increase (decrease) in net assets	512,402	(417,981)	(18,163)

Net assets as of December 31, 2023	$5,257,229	$6,346,937	$240,995

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Delaware Ivy VIP Asset Strategy	Delaware Ivy VIP Balanced	Delaware Ivy VIP Core Equity
Net assets as of December 31, 2021	$1,182,345	$100,948	$3,796

Investment income (loss):
Dividend distributions	18,025	988	210
Investment Expenses:
Mortality and expense risk and administrative charges	(8,702)	(220)	(221)

Net investment income (loss)	9,323	768	(11)

Increase (decrease) in net assets from operations:
Capital gain distributions	86,602	33,267	18,717
Realized capital gain (loss) on investments	(13,572)	(115)	(57)
Change in unrealized appreciation (depreciation)	(265,353)	(50,336)	(28,327)

Net gain (loss) on investments	(192,323)	(17,184)	(9,667)

Net increase (decrease) in net assets from operations	(183,000)	(16,416)	(9,678)

Contract owner transactions:
Variable annuity deposits	11,939	—	135,416
Terminations, withdrawals and annuity payments	(91,617)	—	(33)
Transfers between subaccounts, net	176,202	—	—
Maintenance charges and mortality adjustments	(3,412)	(175)	(46)

Increase (decrease) in net assets from contract transactions	93,112	(175)	135,337

Total increase (decrease) in net assets	(89,888)	(16,591)	125,659

Net assets as of December 31, 2022	$1,092,457	$84,357	$129,455

Investment income (loss):
Dividend distributions	25,154	682	798
Investment Expenses:
Mortality and expense risk and administrative charges	(8,969)	(229)	(484)

Net investment income (loss)	16,185	453	314

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	20,032
Realized capital gain (loss) on investments	(8,318)	(161)	(2,602)
Change in unrealized appreciation (depreciation)	134,243	14,165	22,709

Net gain (loss) on investments	125,925	14,004	40,139

Net increase (decrease) in net assets from operations	142,110	14,457	40,453

Contract owner transactions:
Variable annuity deposits	22,527	—	11,087
Terminations, withdrawals and annuity payments	(66,546)	—	(35,511)
Transfers between subaccounts, net	50,140	18,435	69,348
Maintenance charges and mortality adjustments	(3,478)	(185)	(193)

Increase (decrease) in net assets from contract transactions	2,643	18,250	44,731

Total increase (decrease) in net assets	144,753	32,707	85,184

Net assets as of December 31, 2023	$1,237,210	$117,064	$214,639

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Delaware Ivy VIP Energy	Delaware Ivy VIP Global Growth	Delaware Ivy VIP Growth
Net assets as of December 31, 2021	$154,385	$971,589	$211,983

Investment income (loss):
Dividend distributions	3,961	15	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,942)	(514)	(387)

Net investment income (loss)	2,019	(499)	(387)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	290	40,958
Realized capital gain (loss) on investments	22,679	61,119	(9,669)
Change in unrealized appreciation (depreciation)	45,190	(155,189)	(86,701)

Net gain (loss) on investments	67,869	(93,780)	(55,412)

Net increase (decrease) in net assets from operations	69,888	(94,279)	(55,799)

Contract owner transactions:
Variable annuity deposits	10,443	—	—
Terminations, withdrawals and annuity payments	(55,269)	(98)	(44,835)
Transfers between subaccounts, net	(59,603)	(875,268)	—
Maintenance charges and mortality adjustments	(111)	(4)	(618)

Increase (decrease) in net assets from contract transactions	(104,540)	(875,370)	(45,453)

Total increase (decrease) in net assets	(34,652)	(969,649)	(101,252)

Net assets as of December 31, 2022	$119,733	$1,940	$110,731

Investment income (loss):
Dividend distributions	3,615	2	—
Investment Expenses:
Mortality and expense risk and administrative charges	(293)	(4)	(480)

Net investment income (loss)	3,322	(2)	(480)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	411	13,549
Realized capital gain (loss) on investments	570	(34)	(4,258)
Change in unrealized appreciation (depreciation)	(105)	(10)	45,040

Net gain (loss) on investments	465	367	54,331

Net increase (decrease) in net assets from operations	3,787	365	53,851

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(1,542)	(184)	(618)
Transfers between subaccounts, net	(11,289)	—	82,497
Maintenance charges and mortality adjustments	(66)	(3)	(545)

Increase (decrease) in net assets from contract transactions	(12,897)	(187)	81,334

Total increase (decrease) in net assets	(9,110)	178	135,185

Net assets as of December 31, 2023	$110,623	$2,118	$245,916

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Delaware Ivy VIP High Income	Delaware Ivy VIP International Core Equity	Delaware Ivy VIP Limited-Term Bond
Net assets as of December 31, 2021	$586,206	$501,820	$71,787

Investment income (loss):
Dividend distributions	30,576	7,957	930
Investment Expenses:
Mortality and expense risk and administrative charges	(4,045)	(1,182)	(109)

Net investment income (loss)	26,531	6,775	821

Increase (decrease) in net assets from operations:
Capital gain distributions	—	27,402	523
Realized capital gain (loss) on investments	(3,258)	5,715	(4,407)
Change in unrealized appreciation (depreciation)	(86,213)	(101,937)	217

Net gain (loss) on investments	(89,471)	(68,820)	(3,667)

Net increase (decrease) in net assets from operations	(62,940)	(62,045)	(2,846)

Contract owner transactions:
Variable annuity deposits	(8)	19,981	—
Terminations, withdrawals and annuity payments	(21,906)	(55,546)	(358)
Transfers between subaccounts, net	(65,324)	(115,568)	(54,098)
Maintenance charges and mortality adjustments	(332)	(764)	(84)

Increase (decrease) in net assets from contract transactions	(87,570)	(151,897)	(54,540)

Total increase (decrease) in net assets	(150,510)	(213,942)	(57,386)

Net assets as of December 31, 2022	$435,696	$287,878	$14,401

Investment income (loss):
Dividend distributions	25,535	4,618	250
Investment Expenses:
Mortality and expense risk and administrative charges	(3,952)	(946)	(36)

Net investment income (loss)	21,583	3,672	214

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(10,528)	(1,091)	(105)
Change in unrealized appreciation (depreciation)	31,318	40,504	524

Net gain (loss) on investments	20,790	39,413	419

Net increase (decrease) in net assets from operations	42,373	43,085	633

Contract owner transactions:
Variable annuity deposits	5,416	14,795	—
Terminations, withdrawals and annuity payments	(3,716)	(70)	(215)
Transfers between subaccounts, net	(48,885)	(20,014)	(710)
Maintenance charges and mortality adjustments	(214)	(624)	(29)

Increase (decrease) in net assets from contract transactions	(47,399)	(5,913)	(954)

Total increase (decrease) in net assets	(5,026)	37,172	(321)

Net assets as of December 31, 2023	$430,670	$325,050	$14,080

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Delaware Ivy VIP Mid Cap Growth	Delaware Ivy VIP Natural Resources	Delaware Ivy VIP Science And Technology
Net assets as of December 31, 2021	$288,961	$189,760	$272,333

Investment income (loss):
Dividend distributions	—	3,462	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,263)	(591)	(1,628)

Net investment income (loss)	(1,263)	2,871	(1,628)

Increase (decrease) in net assets from operations:
Capital gain distributions	48,079	—	25,076
Realized capital gain (loss) on investments	(16,811)	2,775	(13,168)
Change in unrealized appreciation (depreciation)	(119,519)	29,285	(94,323)

Net gain (loss) on investments	(88,251)	32,060	(82,415)

Net increase (decrease) in net assets from operations	(89,514)	34,931	(84,043)

Contract owner transactions:
Variable annuity deposits	2,913	—	539
Terminations, withdrawals and annuity payments	(32,276)	(8,039)	(8,921)
Transfers between subaccounts, net	327	11,064	(9,780)
Maintenance charges and mortality adjustments	(352)	(423)	(348)

Increase (decrease) in net assets from contract transactions	(29,388)	2,602	(18,510)

Total increase (decrease) in net assets	(118,902)	37,533	(102,553)

Net assets as of December 31, 2022	$170,059	$227,293	$169,780

Investment income (loss):
Dividend distributions	—	9,928	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,712)	(733)	(1,601)

Net investment income (loss)	(1,712)	9,195	(1,601)

Increase (decrease) in net assets from operations:
Capital gain distributions	31,280	—	11,223
Realized capital gain (loss) on investments	(30,839)	5,595	(11,370)
Change in unrealized appreciation (depreciation)	39,826	(39,179)	65,390

Net gain (loss) on investments	40,267	(33,584)	65,243

Net increase (decrease) in net assets from operations	38,555	(24,389)	63,642

Contract owner transactions:
Variable annuity deposits	87,533	—	—
Terminations, withdrawals and annuity payments	(16,069)	(6,683)	(22,654)
Transfers between subaccounts, net	(44,497)	28,287	5,908
Maintenance charges and mortality adjustments	(397)	(492)	(369)

Increase (decrease) in net assets from contract transactions	26,570	21,112	(17,115)

Total increase (decrease) in net assets	65,125	(3,277)	46,527

Net assets as of December 31, 2023	$235,184	$224,016	$216,307

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Delaware Ivy VIP Small Cap Growth	Delaware Ivy VIP Smid Cap Core	Delaware Ivy VIP Value
Net assets as of December 31, 2021	$245,229	$246,246	$225,783

Investment income (loss):
Dividend distributions	—	—	2,844
Investment Expenses:
Mortality and expense risk and administrative charges	(1,140)	(866)	(487)

Net investment income (loss)	(1,140)	(866)	2,357

Increase (decrease) in net assets from operations:
Capital gain distributions	45,377	44,821	59,037
Realized capital gain (loss) on investments	(1,725)	(23,553)	(9,332)
Change in unrealized appreciation (depreciation)	(109,172)	(59,369)	(65,559)

Net gain (loss) on investments	(65,520)	(38,101)	(15,854)

Net increase (decrease) in net assets from operations	(66,660)	(38,967)	(13,497)

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(2,183)	(52,246)	(54,811)
Transfers between subaccounts, net	1,485	(11,795)	(5,363)
Maintenance charges and mortality adjustments	(301)	(566)	(761)

Increase (decrease) in net assets from contract transactions	(999)	(64,607)	(60,935)

Total increase (decrease) in net assets	(67,659)	(103,574)	(74,432)

Net assets as of December 31, 2022	$177,570	$142,672	$151,351

Investment income (loss):
Dividend distributions	—	306	2,204
Investment Expenses:
Mortality and expense risk and administrative charges	(1,131)	(794)	(365)

Net investment income (loss)	(1,131)	(488)	1,839

Increase (decrease) in net assets from operations:
Capital gain distributions	31,053	15,081	21,324
Realized capital gain (loss) on investments	(4,016)	(13,493)	(2,957)
Change in unrealized appreciation (depreciation)	6,175	19,152	(8,438)

Net gain (loss) on investments	33,212	20,740	9,929

Net increase (decrease) in net assets from operations	32,081	20,252	11,768

Contract owner transactions:
Variable annuity deposits	—	—	11,887
Terminations, withdrawals and annuity payments	(2,637)	(261)	(13,935)
Transfers between subaccounts, net	79,681	3,360	(8,452)
Maintenance charges and mortality adjustments	(300)	(423)	(538)

Increase (decrease) in net assets from contract transactions	76,744	2,676	(11,038)

Total increase (decrease) in net assets	108,825	22,928	730

Net assets as of December 31, 2023	$286,395	$165,600	$152,081

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Delaware VIP Global Equity (a)	Delaware VIP Real Estate Securities	Dimensional VA Equity Allocation
Net assets as of December 31, 2021	$151,520	$53,190	$582,038

Investment income (loss):
Dividend distributions	4,960	390	10,073
Investment Expenses:
Mortality and expense risk and administrative charges	(320)	(443)	(1,436)

Net investment income (loss)	4,640	(53)	8,637

Increase (decrease) in net assets from operations:
Capital gain distributions	31,143	5,823	14,778
Realized capital gain (loss) on investments	(2,794)	(1,445)	(2,577)
Change in unrealized appreciation (depreciation)	(50,418)	(19,775)	(114,290)

Net gain (loss) on investments	(22,069)	(15,397)	(102,089)

Net increase (decrease) in net assets from operations	(17,429)	(15,450)	(93,452)

Contract owner transactions:
Variable annuity deposits	—	17,395	111,988
Terminations, withdrawals and annuity payments	(10,024)	(7,888)	(51,440)
Transfers between subaccounts, net	—	(603)	(18,467)
Maintenance charges and mortality adjustments	(204)	(94)	(1,020)

Increase (decrease) in net assets from contract transactions	(10,228)	8,810	41,061

Total increase (decrease) in net assets	(27,657)	(6,640)	(52,391)

Net assets as of December 31, 2022	$123,863	$46,550	$529,647

Investment income (loss):
Dividend distributions	2,276	956	33,252
Investment Expenses:
Mortality and expense risk and administrative charges	(322)	(407)	(3,115)

Net investment income (loss)	1,954	549	30,137

Increase (decrease) in net assets from operations:
Capital gain distributions	2,113	4,410	33,164
Realized capital gain (loss) on investments	(3,320)	(194)	(3,909)
Change in unrealized appreciation (depreciation)	15,816	(797)	183,019

Net gain (loss) on investments	14,609	3,419	212,274

Net increase (decrease) in net assets from operations	16,563	3,968	242,411

Contract owner transactions:
Variable annuity deposits	—	—	861,217
Terminations, withdrawals and annuity payments	(10,807)	(151)	(157,996)
Transfers between subaccounts, net	—	—	164,614
Maintenance charges and mortality adjustments	(260)	(95)	(1,376)

Increase (decrease) in net assets from contract transactions	(11,067)	(246)	866,459

Total increase (decrease) in net assets	5,496	3,722	1,108,870

Net assets as of December 31, 2023	$129,359	$50,272	$1,638,517

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Dimensional VA Global Bond Portfolio	Dimensional VA Global Moderate Allocation	Dimensional VA International Small Portfolio
Net assets as of December 31, 2021	$936,204	$413,498	$2,049,035

Investment income (loss):
Dividend distributions	29,707	8,870	54,799
Investment Expenses:
Mortality and expense risk and administrative charges	(3,996)	(1,121)	(7,535)

Net investment income (loss)	25,711	7,749	47,264

Increase (decrease) in net assets from operations:
Capital gain distributions	—	8,656	37,307
Realized capital gain (loss) on investments	(25,471)	(5,131)	(45,057)
Change in unrealized appreciation (depreciation)	(87,589)	(65,448)	(424,042)

Net gain (loss) on investments	(113,060)	(61,923)	(431,792)

Net increase (decrease) in net assets from operations	(87,349)	(54,174)	(384,528)

Contract owner transactions:
Variable annuity deposits	1,481,995	112,255	677,695
Terminations, withdrawals and annuity payments	(76,697)	(53,216)	(223,394)
Transfers between subaccounts, net	(420,836)	170,119	(14,317)
Maintenance charges and mortality adjustments	(1,902)	(573)	(3,181)

Increase (decrease) in net assets from contract transactions	982,560	228,585	436,803

Total increase (decrease) in net assets	895,211	174,411	52,275

Net assets as of December 31, 2022	$1,831,415	$587,909	$2,101,310

Investment income (loss):
Dividend distributions	78,215	15,650	81,619
Investment Expenses:
Mortality and expense risk and administrative charges	(5,372)	(1,569)	(8,869)

Net investment income (loss)	72,843	14,081	72,750

Increase (decrease) in net assets from operations:
Capital gain distributions	—	6,369	—
Realized capital gain (loss) on investments	(12,201)	(2,058)	(16,489)
Change in unrealized appreciation (depreciation)	28,145	65,276	250,450

Net gain (loss) on investments	15,944	69,587	233,961

Net increase (decrease) in net assets from operations	88,787	83,668	306,711

Contract owner transactions:
Variable annuity deposits	447,035	—	435,621
Terminations, withdrawals and annuity payments	(189,764)	(65,729)	(94,347)
Transfers between subaccounts, net	(156,073)	12,369	(4,947)
Maintenance charges and mortality adjustments	(1,806)	(1,096)	(3,677)

Increase (decrease) in net assets from contract transactions	99,392	(54,456)	332,650

Total increase (decrease) in net assets	188,179	29,212	639,361

Net assets as of December 31, 2023	$2,019,594	$617,121	$2,740,671

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Dimensional VA International Value Portfolio	Dimensional VA Short-Term Fixed Portfolio	Dimensional VA U.S. Large Value Portfolio
Net assets as of December 31, 2021	$1,231,337	$1,247,891	$3,842,822

Investment income (loss):
Dividend distributions	83,046	38,198	109,732
Investment Expenses:
Mortality and expense risk and administrative charges	(6,314)	(6,724)	(17,409)

Net investment income (loss)	76,732	31,474	92,323

Increase (decrease) in net assets from operations:
Capital gain distributions	23,078	—	59,311
Realized capital gain (loss) on investments	(5,911)	(3,420)	69,658
Change in unrealized appreciation (depreciation)	(170,226)	(47,234)	(513,487)

Net gain (loss) on investments	(153,059)	(50,654)	(384,518)

Net increase (decrease) in net assets from operations	(76,327)	(19,180)	(292,195)

Contract owner transactions:
Variable annuity deposits	777,809	788,822	1,807,986
Terminations, withdrawals and annuity payments	(179,004)	(175,737)	(1,391,303)
Transfers between subaccounts, net	504,880	979,698	1,016,632
Maintenance charges and mortality adjustments	(1,922)	(1,266)	(4,702)

Increase (decrease) in net assets from contract transactions	1,101,763	1,591,517	1,428,613

Total increase (decrease) in net assets	1,025,436	1,572,337	1,136,418

Net assets as of December 31, 2022	$2,256,773	$2,820,228	$4,979,240

Investment income (loss):
Dividend distributions	172,590	180,149	138,537
Investment Expenses:
Mortality and expense risk and administrative charges	(9,768)	(11,118)	(18,985)

Net investment income (loss)	162,822	169,031	119,552

Increase (decrease) in net assets from operations:
Capital gain distributions	34,443	—	84,434
Realized capital gain (loss) on investments	8,982	1,597	46,532
Change in unrealized appreciation (depreciation)	271,775	(2,368)	367,523

Net gain (loss) on investments	315,200	(771)	498,489

Net increase (decrease) in net assets from operations	478,022	168,260	618,041

Contract owner transactions:
Variable annuity deposits	813,781	1,743,710	825,299
Terminations, withdrawals and annuity payments	(210,323)	(105,702)	(452,194)
Transfers between subaccounts, net	424,430	182,582	488,964
Maintenance charges and mortality adjustments	(2,792)	(1,762)	(5,118)

Increase (decrease) in net assets from contract transactions	1,025,096	1,818,828	856,951

Total increase (decrease) in net assets	1,503,118	1,987,088	1,474,992

Net assets as of December 31, 2023	$3,759,891	$4,807,316	$6,454,232

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Dimensional VA U.S. Targeted Value Portfolio	DWS Capital Growth VIP	DWS Core Equity VIP
Net assets as of December 31, 2021	$2,491,539	$65,306	$107,084

Investment income (loss):
Dividend distributions	39,336	—	435
Investment Expenses:
Mortality and expense risk and administrative charges	(11,057)	(143)	(1,176)

Net investment income (loss)	28,279	(143)	(741)

Increase (decrease) in net assets from operations:
Capital gain distributions	233,002	10,676	13,238
Realized capital gain (loss) on investments	64,997	(1,490)	(39)
Change in unrealized appreciation (depreciation)	(505,231)	(30,807)	(30,413)

Net gain (loss) on investments	(207,232)	(21,621)	(17,214)

Net increase (decrease) in net assets from operations	(178,953)	(21,764)	(17,955)

Contract owner transactions:
Variable annuity deposits	947,807	16,660	—
Terminations, withdrawals and annuity payments	(892,763)	(24,095)	—
Transfers between subaccounts, net	752,244	(95)	—
Maintenance charges and mortality adjustments	(2,322)	(108)	(185)

Increase (decrease) in net assets from contract transactions	804,966	(7,638)	(185)

Total increase (decrease) in net assets	626,013	(29,402)	(18,140)

Net assets as of December 31, 2022	$3,117,552	$35,904	$88,944

Investment income (loss):
Dividend distributions	53,790	—	603
Investment Expenses:
Mortality and expense risk and administrative charges	(16,110)	(107)	(1,227)

Net investment income (loss)	37,680	(107)	(624)

Increase (decrease) in net assets from operations:
Capital gain distributions	239,355	1,760	5,530
Realized capital gain (loss) on investments	(125,363)	5	(77)
Change in unrealized appreciation (depreciation)	389,671	11,911	16,151

Net gain (loss) on investments	503,663	13,676	21,604

Net increase (decrease) in net assets from operations	541,343	13,569	20,980

Contract owner transactions:
Variable annuity deposits	587,397	—	—
Terminations, withdrawals and annuity payments	(375,888)	—	—
Transfers between subaccounts, net	(108,672)	—	—
Maintenance charges and mortality adjustments	(3,037)	(86)	(198)

Increase (decrease) in net assets from contract transactions	99,800	(86)	(198)

Total increase (decrease) in net assets	641,143	13,483	20,782

Net assets as of December 31, 2023	$3,758,695	$49,387	$109,726

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	DWS CROCI® U.S. VIP	DWS Global Small Cap VIP	DWS High Income VIP
Net assets as of December 31, 2021	$11,295	$51,153	$308,514

Investment income (loss):
Dividend distributions	146	242	12,683
Investment Expenses:
Mortality and expense risk and administrative charges	(24)	(379)	(941)

Net investment income (loss)	122	(137)	11,742

Increase (decrease) in net assets from operations:
Capital gain distributions	148	17,682	—
Realized capital gain (loss) on investments	(75)	(688)	(5,948)
Change in unrealized appreciation (depreciation)	(1,981)	(40,089)	(34,561)

Net gain (loss) on investments	(1,908)	(23,095)	(40,509)

Net increase (decrease) in net assets from operations	(1,786)	(23,232)	(28,767)

Contract owner transactions:
Variable annuity deposits	—	60,533	—
Terminations, withdrawals and annuity payments	(536)	(1,399)	(7,586)
Transfers between subaccounts, net	11	(29)	(54,993)
Maintenance charges and mortality adjustments	(19)	(36)	(442)

Increase (decrease) in net assets from contract transactions	(544)	59,069	(63,021)

Total increase (decrease) in net assets	(2,330)	35,837	(91,788)

Net assets as of December 31, 2022	$8,965	$86,990	$216,726

Investment income (loss):
Dividend distributions	131	565	12,102
Investment Expenses:
Mortality and expense risk and administrative charges	(22)	(419)	(731)

Net investment income (loss)	109	146	11,371

Increase (decrease) in net assets from operations:
Capital gain distributions	—	577	—
Realized capital gain (loss) on investments	(1,067)	(355)	(18,807)
Change in unrealized appreciation (depreciation)	2,607	20,842	22,205

Net gain (loss) on investments	1,540	21,064	3,398

Net increase (decrease) in net assets from operations	1,649	21,210	14,769

Contract owner transactions:
Variable annuity deposits	9,134	—	—
Terminations, withdrawals and annuity payments	(10,754)	(604)	(120,417)
Transfers between subaccounts, net	2	3,714	4,093
Maintenance charges and mortality adjustments	(17)	(36)	(299)

Increase (decrease) in net assets from contract transactions	(1,635)	3,074	(116,623)

Total increase (decrease) in net assets	14	24,284	(101,854)

Net assets as of December 31, 2023	$8,979	$111,274	$114,872

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	DWS International Growth VIP	DWS Small Mid Cap Value VIP	Eaton Vance VT Floating-Rate Income
Net assets as of December 31, 2021	$13,625	$35,007	$4,421,594

Investment income (loss):
Dividend distributions	79	27	153,406
Investment Expenses:
Mortality and expense risk and administrative charges	(26)	(91)	(35,059)

Net investment income (loss)	53	(64)	118,347

Increase (decrease) in net assets from operations:
Capital gain distributions	139	86	—
Realized capital gain (loss) on investments	(20)	1,371	(40,216)
Change in unrealized appreciation (depreciation)	(4,091)	(3,760)	(156,087)

Net gain (loss) on investments	(3,972)	(2,303)	(196,303)

Net increase (decrease) in net assets from operations	(3,919)	(2,367)	(77,956)

Contract owner transactions:
Variable annuity deposits	—	2,913	24,777
Terminations, withdrawals and annuity payments	(554)	—	(42,921)
Transfers between subaccounts, net	12	(4,200)	(500,786)
Maintenance charges and mortality adjustments	(20)	(17)	(393)

Increase (decrease) in net assets from contract transactions	(562)	(1,304)	(519,323)

Total increase (decrease) in net assets	(4,481)	(3,671)	(597,279)

Net assets as of December 31, 2022	$9,144	$31,336	$3,824,315

Investment income (loss):
Dividend distributions	48	281	283,362
Investment Expenses:
Mortality and expense risk and administrative charges	(23)	(189)	(36,856)

Net investment income (loss)	25	92	246,506

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,376	—
Realized capital gain (loss) on investments	(23)	(115)	(48,658)
Change in unrealized appreciation (depreciation)	1,274	4,847	137,849

Net gain (loss) on investments	1,251	6,108	89,191

Net increase (decrease) in net assets from operations	1,276	6,200	335,697

Contract owner transactions:
Variable annuity deposits	9,676	10,441	26,695
Terminations, withdrawals and annuity payments	(11,326)	(8,853)	(89,454)
Transfers between subaccounts, net	(3)	26,708	24,389
Maintenance charges and mortality adjustments	(17)	(87)	(651)

Increase (decrease) in net assets from contract transactions	(1,670)	28,209	(39,021)

Total increase (decrease) in net assets	(394)	34,409	296,676

Net assets as of December 31, 2023	$8,750	$65,745	$4,120,991

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Federated Hermes Corporate Bond	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond II
Net assets as of December 31, 2021	$7,386,684	$2,820,811	$5,172,672

Investment income (loss):
Dividend distributions	230,721	47,500	242,810
Investment Expenses:
Mortality and expense risk and administrative charges	(60,535)	(29,056)	(52,770)

Net investment income (loss)	170,186	18,444	190,040

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(93,553)	(87,818)	(129,358)
Change in unrealized appreciation (depreciation)	(1,236,850)	(294,837)	(672,752)

Net gain (loss) on investments	(1,330,403)	(382,655)	(802,110)

Net increase (decrease) in net assets from operations	(1,160,217)	(364,211)	(612,070)

Contract owner transactions:
Variable annuity deposits	199,998	30,498	38,403
Terminations, withdrawals and annuity payments	(664,309)	(466,821)	(372,939)
Transfers between subaccounts, net	518,252	209,686	(514,832)
Maintenance charges and mortality adjustments	(15,516)	(10,950)	(8,914)

Increase (decrease) in net assets from contract transactions	38,425	(237,587)	(858,282)

Total increase (decrease) in net assets	(1,121,792)	(601,798)	(1,470,352)

Net assets as of December 31, 2022	$6,264,892	$2,219,013	$3,702,320

Investment income (loss):
Dividend distributions	211,835	57,824	214,621
Investment Expenses:
Mortality and expense risk and administrative charges	(53,838)	(26,020)	(45,891)

Net investment income (loss)	157,997	31,804	168,730

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(241,799)	(54,270)	(135,055)
Change in unrealized appreciation (depreciation)	453,374	85,877	346,728

Net gain (loss) on investments	211,575	31,607	211,673

Net increase (decrease) in net assets from operations	369,572	63,411	380,403

Contract owner transactions:
Variable annuity deposits	189,300	7,155	150
Terminations, withdrawals and annuity payments	(878,977)	(167,112)	(384,211)
Transfers between subaccounts, net	(457,985)	(42,016)	141,966
Maintenance charges and mortality adjustments	(13,527)	(11,752)	(19,270)

Increase (decrease) in net assets from contract transactions	(1,161,189)	(213,725)	(261,365)

Total increase (decrease) in net assets	(791,617)	(150,314)	119,038

Net assets as of December 31, 2023	$5,473,275	$2,068,699	$3,821,358

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Fidelity® Advisor Dividend Growth	Fidelity® Advisor International Capital Appreciation (c)	Fidelity® Advisor Leveraged Company Stock
Net assets as of December 31, 2021	$2,602,050	$376,781	$81,307

Investment income (loss):
Dividend distributions	18,869	—	232
Investment Expenses:
Mortality and expense risk and administrative charges	(19,750)	(2,433)	(630)

Net investment income (loss)	(881)	(2,433)	(398)

Increase (decrease) in net assets from operations:
Capital gain distributions	151,990	—	8,057
Realized capital gain (loss) on investments	35,502	16,252	(30)
Change in unrealized appreciation (depreciation)	(520,651)	(114,091)	(27,808)

Net gain (loss) on investments	(333,159)	(97,839)	(19,781)

Net increase (decrease) in net assets from operations	(334,040)	(100,272)	(20,179)

Contract owner transactions:
Variable annuity deposits	19,060	1,012	4,975
Terminations, withdrawals and annuity payments	(207,270)	(37,986)	(193)
Transfers between subaccounts, net	(35,262)	(4,545)	176
Maintenance charges and mortality adjustments	(4,602)	(1)	(212)

Increase (decrease) in net assets from contract transactions	(228,074)	(41,520)	4,746

Total increase (decrease) in net assets	(562,114)	(141,792)	(15,433)

Net assets as of December 31, 2022	$2,039,936	$234,989	$65,874

Investment income (loss):
Dividend distributions	20,241	—	45
Investment Expenses:
Mortality and expense risk and administrative charges	(18,959)	(2,326)	(593)

Net investment income (loss)	1,282	(2,326)	(548)

Increase (decrease) in net assets from operations:
Capital gain distributions	42,570	—	8,869
Realized capital gain (loss) on investments	19,797	10,513	(964)
Change in unrealized appreciation (depreciation)	249,606	49,802	7,546

Net gain (loss) on investments	311,973	60,315	15,451

Net increase (decrease) in net assets from operations	313,255	57,989	14,903

Contract owner transactions:
Variable annuity deposits	15,583	240	3,728
Terminations, withdrawals and annuity payments	(238,199)	(24,321)	(10,808)
Transfers between subaccounts, net	75,510	1	(352)
Maintenance charges and mortality adjustments	(4,890)	(591)	(679)

Increase (decrease) in net assets from contract transactions	(151,996)	(24,671)	(8,111)

Total increase (decrease) in net assets	161,259	33,318	6,792

Net assets as of December 31, 2023	$2,201,195	$268,307	$72,666

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Fidelity® Advisor New Insights	Fidelity® Advisor Real Estate	Fidelity® Advisor Stock Selector Mid Cap
Net assets as of December 31, 2021	$349,204	$2,150,541	$2,907,795

Investment income (loss):
Dividend distributions	329	12,125	4,701
Investment Expenses:
Mortality and expense risk and administrative charges	(2,187)	(13,979)	(22,026)

Net investment income (loss)	(1,858)	(1,854)	(17,325)

Increase (decrease) in net assets from operations:
Capital gain distributions	26,358	186,658	196,828
Realized capital gain (loss) on investments	(2,555)	8,142	24,188
Change in unrealized appreciation (depreciation)	(113,894)	(756,819)	(625,445)

Net gain (loss) on investments	(90,091)	(562,019)	(404,429)

Net increase (decrease) in net assets from operations	(91,949)	(563,873)	(421,754)

Contract owner transactions:
Variable annuity deposits	13,633	36,153	53,085
Terminations, withdrawals and annuity payments	(71,096)	(124,923)	(230,299)
Transfers between subaccounts, net	(4,703)	(227,062)	(29,241)
Maintenance charges and mortality adjustments	(1,041)	(5,921)	(5,269)

Increase (decrease) in net assets from contract transactions	(63,207)	(321,753)	(211,724)

Total increase (decrease) in net assets	(155,156)	(885,626)	(633,478)

Net assets as of December 31, 2022	$194,048	$1,264,915	$2,274,317

Investment income (loss):
Dividend distributions	16	25,662	8,235
Investment Expenses:
Mortality and expense risk and administrative charges	(2,099)	(11,602)	(20,263)

Net investment income (loss)	(2,083)	14,060	(12,028)

Increase (decrease) in net assets from operations:
Capital gain distributions	16,484	—	—
Realized capital gain (loss) on investments	(534)	(54,803)	4,741
Change in unrealized appreciation (depreciation)	54,121	149,788	335,243

Net gain (loss) on investments	70,071	94,985	339,984

Net increase (decrease) in net assets from operations	67,988	109,045	327,956

Contract owner transactions:
Variable annuity deposits	11,885	33,313	42,931
Terminations, withdrawals and annuity payments	(6,390)	(122,455)	(326,641)
Transfers between subaccounts, net	4,083	142	(76,749)
Maintenance charges and mortality adjustments	(550)	(4,495)	(4,221)

Increase (decrease) in net assets from contract transactions	9,028	(93,495)	(364,680)

Total increase (decrease) in net assets	77,016	15,550	(36,724)

Net assets as of December 31, 2023	$271,064	$1,280,465	$2,237,593

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Fidelity® Advisor Value Strategies	Fidelity® VIP Balanced	Fidelity® VIP Contrafund
Net assets as of December 31, 2021	$2,598,277	$3,945,770	$21,753,584

Investment income (loss):
Dividend distributions	6,828	29,397	40,071
Investment Expenses:
Mortality and expense risk and administrative charges	(18,922)	(24,244)	(195,815)

Net investment income (loss)	(12,094)	5,153	(155,744)

Increase (decrease) in net assets from operations:
Capital gain distributions	32,028	207,257	772,136
Realized capital gain (loss) on investments	90,841	(177,639)	232,067
Change in unrealized appreciation (depreciation)	(320,224)	(756,467)	(6,664,210)

Net gain (loss) on investments	(197,355)	(726,849)	(5,660,007)

Net increase (decrease) in net assets from operations	(209,449)	(721,696)	(5,815,751)

Contract owner transactions:
Variable annuity deposits	22,010	584,236	63,391
Terminations, withdrawals and annuity payments	(140,181)	(111,099)	(1,785,713)
Transfers between subaccounts, net	(217,186)	(1,303,780)	(527,120)
Maintenance charges and mortality adjustments	(4,857)	(4,058)	(63,113)

Increase (decrease) in net assets from contract transactions	(340,214)	(834,701)	(2,312,555)

Total increase (decrease) in net assets	(549,663)	(1,556,397)	(8,128,306)

Net assets as of December 31, 2022	$2,048,614	$2,389,373	$13,625,278

Investment income (loss):
Dividend distributions	5,804	44,383	40,342
Investment Expenses:
Mortality and expense risk and administrative charges	(18,822)	(14,659)	(184,887)

Net investment income (loss)	(13,018)	29,724	(144,545)

Increase (decrease) in net assets from operations:
Capital gain distributions	46,890	95,286	562,319
Realized capital gain (loss) on investments	39,821	(10,995)	278,817
Change in unrealized appreciation (depreciation)	290,197	397,532	3,458,733

Net gain (loss) on investments	376,908	481,823	4,299,869

Net increase (decrease) in net assets from operations	363,890	511,547	4,155,324

Contract owner transactions:
Variable annuity deposits	34,994	503,283	144,977
Terminations, withdrawals and annuity payments	(151,216)	(243,946)	(2,219,711)
Transfers between subaccounts, net	(45,175)	(64,780)	1,247,225
Maintenance charges and mortality adjustments	(5,218)	(2,703)	(74,269)

Increase (decrease) in net assets from contract transactions	(166,615)	191,854	(901,778)

Total increase (decrease) in net assets	197,275	703,401	3,253,546

Net assets as of December 31, 2023	$2,245,889	$3,092,774	$16,878,824

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Fidelity® VIP Disciplined Small Cap	Fidelity® VIP Emerging Markets	Fidelity® VIP Equity-Income
Net assets as of December 31, 2021	$666,203	$798,182	$5,208,574

Investment income (loss):
Dividend distributions	3,479	12,331	76,135
Investment Expenses:
Mortality and expense risk and administrative charges	(1,794)	(2,288)	(34,236)

Net investment income (loss)	1,685	10,043	41,899

Increase (decrease) in net assets from operations:
Capital gain distributions	104,409	—	152,763
Realized capital gain (loss) on investments	(10,495)	(24,866)	3,240
Change in unrealized appreciation (depreciation)	(223,229)	(162,404)	(539,024)

Net gain (loss) on investments	(129,315)	(187,270)	(383,021)

Net increase (decrease) in net assets from operations	(127,630)	(177,227)	(341,122)

Contract owner transactions:
Variable annuity deposits	32,106	142,184	327,175
Terminations, withdrawals and annuity payments	(37,388)	(40,910)	(191,480)
Transfers between subaccounts, net	39,100	36,656	(650,315)
Maintenance charges and mortality adjustments	(609)	(1,184)	(11,668)

Increase (decrease) in net assets from contract transactions	33,209	136,746	(526,288)

Total increase (decrease) in net assets	(94,421)	(40,481)	(867,410)

Net assets as of December 31, 2022	$571,782	$757,701	$4,341,164

Investment income (loss):
Dividend distributions	5,867	18,679	75,798
Investment Expenses:
Mortality and expense risk and administrative charges	(1,811)	(2,630)	(33,566)

Net investment income (loss)	4,056	16,049	42,232

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	130,068
Realized capital gain (loss) on investments	(17,922)	(19,834)	2,389
Change in unrealized appreciation (depreciation)	140,146	82,514	223,949

Net gain (loss) on investments	122,224	62,680	356,406

Net increase (decrease) in net assets from operations	126,280	78,729	398,638

Contract owner transactions:
Variable annuity deposits	160,783	98,707	66,278
Terminations, withdrawals and annuity payments	(29,075)	(58,589)	(598,211)
Transfers between subaccounts, net	(50,384)	107,597	380,101
Maintenance charges and mortality adjustments	(553)	(1,357)	(12,499)

Increase (decrease) in net assets from contract transactions	80,771	146,358	(164,331)

Total increase (decrease) in net assets	207,051	225,087	234,307

Net assets as of December 31, 2023	$778,833	$982,788	$4,575,471

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Fidelity® VIP Growth & Income	Fidelity® VIP Growth Opportunities	Fidelity® VIP High Income
Net assets as of December 31, 2021	$5,875,054	$54,699,311	$9,549,997

Investment income (loss):
Dividend distributions	87,407	—	61,393
Investment Expenses:
Mortality and expense risk and administrative charges	(42,985)	(319,874)	(36,043)

Net investment income (loss)	44,422	(319,874)	25,350

Increase (decrease) in net assets from operations:
Capital gain distributions	120,452	7,766,452	—
Realized capital gain (loss) on investments	77,665	(991,601)	(469,927)
Change in unrealized appreciation (depreciation)	(616,838)	(26,939,650)	(108,157)

Net gain (loss) on investments	(418,721)	(20,164,799)	(578,084)

Net increase (decrease) in net assets from operations	(374,299)	(20,484,673)	(552,734)

Contract owner transactions:
Variable annuity deposits	249,166	1,739,862	99,481
Terminations, withdrawals and annuity payments	(580,217)	(3,425,831)	(132,312)
Transfers between subaccounts, net	632,553	(2,797,819)	(7,820,961)
Maintenance charges and mortality adjustments	(19,458)	(106,282)	(4,656)

Increase (decrease) in net assets from contract transactions	282,044	(4,590,070)	(7,858,448)

Total increase (decrease) in net assets	(92,255)	(25,074,743)	(8,411,182)

Net assets as of December 31, 2022	$5,782,799	$29,624,568	$1,138,815

Investment income (loss):
Dividend distributions	91,740	—	65,178
Investment Expenses:
Mortality and expense risk and administrative charges	(47,441)	(304,552)	(10,367)

Net investment income (loss)	44,299	(304,552)	54,811

Increase (decrease) in net assets from operations:
Capital gain distributions	240,668	—	—
Realized capital gain (loss) on investments	212,990	(421,402)	(67,171)
Change in unrealized appreciation (depreciation)	524,905	13,631,884	85,032

Net gain (loss) on investments	978,563	13,210,482	17,861

Net increase (decrease) in net assets from operations	1,022,862	12,905,930	72,672

Contract owner transactions:
Variable annuity deposits	229,790	1,114,292	104,523
Terminations, withdrawals and annuity payments	(1,050,783)	(3,785,691)	(207,559)
Transfers between subaccounts, net	534,220	1,518,630	144,042
Maintenance charges and mortality adjustments	(20,966)	(103,545)	(5,489)

Increase (decrease) in net assets from contract transactions	(307,739)	(1,256,314)	35,517

Total increase (decrease) in net assets	715,123	11,649,616	108,189

Net assets as of December 31, 2023	$6,497,922	$41,274,184	$1,247,004

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Fidelity® VIP Index 500	Fidelity® VIP Investment Grade Bond	Fidelity® VIP Mid Cap
Net assets as of December 31, 2021	$28,267,662	$6,076,230	$897,454

Investment income (loss):
Dividend distributions	257,754	120,154	2,080
Investment Expenses:
Mortality and expense risk and administrative charges	(242,076)	(58,859)	(3,168)

Net investment income (loss)	15,678	61,295	(1,088)

Increase (decrease) in net assets from operations:
Capital gain distributions	181,358	288,959	52,587
Realized capital gain (loss) on investments	1,201,524	(153,855)	(7,959)
Change in unrealized appreciation (depreciation)	(6,614,723)	(1,072,939)	(180,931)

Net gain (loss) on investments	(5,231,841)	(937,835)	(136,303)

Net increase (decrease) in net assets from operations	(5,216,163)	(876,540)	(137,391)

Contract owner transactions:
Variable annuity deposits	186,749	416,949	71,088
Terminations, withdrawals and annuity payments	(2,487,461)	(699,048)	(100,559)
Transfers between subaccounts, net	(1,252,482)	454,641	(5,989)
Maintenance charges and mortality adjustments	(64,369)	(25,042)	(1,059)

Increase (decrease) in net assets from contract transactions	(3,617,563)	147,500	(36,519)

Total increase (decrease) in net assets	(8,833,726)	(729,040)	(173,910)

Net assets as of December 31, 2022	$19,433,936	$5,347,190	$723,544

Investment income (loss):
Dividend distributions	278,622	167,650	2,618
Investment Expenses:
Mortality and expense risk and administrative charges	(225,836)	(55,093)	(3,030)

Net investment income (loss)	52,786	112,557	(412)

Increase (decrease) in net assets from operations:
Capital gain distributions	196,614	—	19,694
Realized capital gain (loss) on investments	886,902	(198,017)	(14,688)
Change in unrealized appreciation (depreciation)	3,589,176	428,506	90,874

Net gain (loss) on investments	4,672,692	230,489	95,880

Net increase (decrease) in net assets from operations	4,725,478	343,046	95,468

Contract owner transactions:
Variable annuity deposits	678,854	558,490	60
Terminations, withdrawals and annuity payments	(2,443,982)	(612,736)	(225,780)
Transfers between subaccounts, net	1,786,428	1,703,543	(17,989)
Maintenance charges and mortality adjustments	(92,566)	(24,940)	(983)

Increase (decrease) in net assets from contract transactions	(71,266)	1,624,357	(244,692)

Total increase (decrease) in net assets	4,654,212	1,967,403	(149,224)

Net assets as of December 31, 2023	$24,088,148	$7,314,593	$574,320

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Fidelity® VIP Overseas	Fidelity® VIP Real Estate	Fidelity® VIP Strategic Income
Net assets as of December 31, 2021	$6,517,890	$432,911	$1,679,505

Investment income (loss):
Dividend distributions	47,809	2,623	41,517
Investment Expenses:
Mortality and expense risk and administrative charges	(39,491)	(800)	(4,258)

Net investment income (loss)	8,318	1,823	37,259

Increase (decrease) in net assets from operations:
Capital gain distributions	47,625	10,554	1,672
Realized capital gain (loss) on investments	(334)	(6,198)	(56,344)
Change in unrealized appreciation (depreciation)	(1,730,721)	(112,647)	(157,562)

Net gain (loss) on investments	(1,683,430)	(108,291)	(212,234)

Net increase (decrease) in net assets from operations	(1,675,112)	(106,468)	(174,975)

Contract owner transactions:
Variable annuity deposits	64,480	19,947	457,885
Terminations, withdrawals and annuity payments	(352,701)	(140,667)	(62,970)
Transfers between subaccounts, net	823,695	(17,850)	(745,901)
Maintenance charges and mortality adjustments	(14,242)	(265)	(1,312)

Increase (decrease) in net assets from contract transactions	521,232	(138,835)	(352,298)

Total increase (decrease) in net assets	(1,153,880)	(245,303)	(527,273)

Net assets as of December 31, 2022	$5,364,010	$187,608	$1,152,232

Investment income (loss):
Dividend distributions	41,223	4,010	64,076
Investment Expenses:
Mortality and expense risk and administrative charges	(40,219)	(548)	(3,559)

Net investment income (loss)	1,004	3,462	60,517

Increase (decrease) in net assets from operations:
Capital gain distributions	13,812	8,074	—
Realized capital gain (loss) on investments	33,899	(6,698)	(16,569)
Change in unrealized appreciation (depreciation)	904,228	12,366	67,612

Net gain (loss) on investments	951,939	13,742	51,043

Net increase (decrease) in net assets from operations	952,943	17,204	111,560

Contract owner transactions:
Variable annuity deposits	221,142	13,658	309,607
Terminations, withdrawals and annuity payments	(825,470)	(18,866)	(141,147)
Transfers between subaccounts, net	(285,823)	(12,230)	71,585
Maintenance charges and mortality adjustments	(13,928)	(205)	(1,225)

Increase (decrease) in net assets from contract transactions	(904,079)	(17,643)	238,820

Total increase (decrease) in net assets	48,864	(439)	350,380

Net assets as of December 31, 2023	$5,412,874	$187,169	$1,502,612

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Franklin Allocation VIP Fund	Franklin DynaTech VIP	Franklin Growth and Income VIP Fund
Net assets as of December 31, 2021	$3,090,071	$1,327,060	$578,205

Investment income (loss):
Dividend distributions	38,547	—	20,156
Investment Expenses:
Mortality and expense risk and administrative charges	(18,370)	(1,576)	(5,278)

Net investment income (loss)	20,177	(1,576)	14,878

Increase (decrease) in net assets from operations:
Capital gain distributions	242,933	51,785	318,502
Realized capital gain (loss) on investments	(157,550)	158,531	(46,705)
Change in unrealized appreciation (depreciation)	(615,918)	(492,415)	(330,173)

Net gain (loss) on investments	(530,535)	(282,099)	(58,376)

Net increase (decrease) in net assets from operations	(510,358)	(283,675)	(43,498)

Contract owner transactions:
Variable annuity deposits	14,702	486	82,582
Terminations, withdrawals and annuity payments	(192,706)	(24,856)	(80,668)
Transfers between subaccounts, net	(291,846)	(929,500)	50,000
Maintenance charges and mortality adjustments	(9,278)	(204)	(445)

Increase (decrease) in net assets from contract transactions	(479,128)	(954,074)	51,469

Total increase (decrease) in net assets	(989,486)	(1,237,749)	7,971

Net assets as of December 31, 2022	$2,100,585	$89,311	$586,176

Investment income (loss):
Dividend distributions	26,749	—	13,086
Investment Expenses:
Mortality and expense risk and administrative charges	(15,512)	(1,060)	(5,581)

Net investment income (loss)	11,237	(1,060)	7,505

Increase (decrease) in net assets from operations:
Capital gain distributions	33,204	—	31,741
Realized capital gain (loss) on investments	(94,013)	(955)	(2,989)
Change in unrealized appreciation (depreciation)	317,466	40,301	10,330

Net gain (loss) on investments	256,657	39,346	39,082

Net increase (decrease) in net assets from operations	267,894	38,286	46,587

Contract owner transactions:
Variable annuity deposits	6,305	—	—
Terminations, withdrawals and annuity payments	(280,343)	(674)	(1,382)
Transfers between subaccounts, net	(1,886)	13,802	—
Maintenance charges and mortality adjustments	(12,990)	(226)	(185)

Increase (decrease) in net assets from contract transactions	(288,914)	12,902	(1,567)

Total increase (decrease) in net assets	(21,020)	51,188	45,020

Net assets as of December 31, 2023	$2,079,565	$140,499	$631,196

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund
Net assets as of December 31, 2021	$15,296,637	$—	$9,260,858

Investment income (loss):
Dividend distributions	786,552	—	121,119
Investment Expenses:
Mortality and expense risk and administrative charges	(120,633)	(199)	(67,735)

Net investment income (loss)	665,919	(199)	53,384

Increase (decrease) in net assets from operations:
Capital gain distributions	319,265	10,173	724,290
Realized capital gain (loss) on investments	(333,193)	(20,118)	(81,804)
Change in unrealized appreciation (depreciation)	(1,689,726)	—	(1,218,001)

Net gain (loss) on investments	(1,703,654)	(9,945)	(575,515)

Net increase (decrease) in net assets from operations	(1,037,735)	(10,144)	(522,131)

Contract owner transactions:
Variable annuity deposits	389,771	16,076	45,075
Terminations, withdrawals and annuity payments	(1,399,991)	(14,696)	(774,050)
Transfers between subaccounts, net	(1,605,698)	8,864	215,206
Maintenance charges and mortality adjustments	(45,650)	(100)	(35,363)

Increase (decrease) in net assets from contract transactions	(2,661,568)	10,144	(549,132)

Total increase (decrease) in net assets	(3,699,303)	—	(1,071,263)

Net assets as of December 31, 2022	$11,597,334	$—	$8,189,595

Investment income (loss):
Dividend distributions	573,747	—	196,292
Investment Expenses:
Mortality and expense risk and administrative charges	(89,116)	(108)	(64,623)

Net investment income (loss)	484,631	(108)	131,669

Increase (decrease) in net assets from operations:
Capital gain distributions	695,565	—	427,181
Realized capital gain (loss) on investments	(216,796)	3	(120,996)
Change in unrealized appreciation (depreciation)	(154,569)	2,517	1,012,611

Net gain (loss) on investments	324,200	2,520	1,318,796

Net increase (decrease) in net assets from operations	808,831	2,412	1,450,465

Contract owner transactions:
Variable annuity deposits	582,498	22,270	52,063
Terminations, withdrawals and annuity payments	(1,739,006)	—	(1,016,851)
Transfers between subaccounts, net	(337,636)	(423)	(491,603)
Maintenance charges and mortality adjustments	(39,347)	(27)	(39,540)

Increase (decrease) in net assets from contract transactions	(1,533,491)	21,820	(1,495,931)

Total increase (decrease) in net assets	(724,660)	24,232	(45,466)

Net assets as of December 31, 2023	$10,872,674	$24,232	$8,144,129

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund	Franklin Small Cap Value VIP Fund
Net assets as of December 31, 2021	$80,146	$806,309	$3,997,832

Investment income (loss):
Dividend distributions	594	6,923	34,045
Investment Expenses:
Mortality and expense risk and administrative charges	(371)	(6,745)	(24,959)

Net investment income (loss)	223	178	9,086

Increase (decrease) in net assets from operations:
Capital gain distributions	3,589	110,464	642,467
Realized capital gain (loss) on investments	(5,041)	4,396	(77,662)
Change in unrealized appreciation (depreciation)	(1,891)	(210,703)	(1,002,446)

Net gain (loss) on investments	(3,343)	(95,843)	(437,641)

Net increase (decrease) in net assets from operations	(3,120)	(95,665)	(428,555)

Contract owner transactions:
Variable annuity deposits	—	188,968	458,898
Terminations, withdrawals and annuity payments	(17,478)	(18,776)	(347,522)
Transfers between subaccounts, net	(45,168)	(24,542)	(376,351)
Maintenance charges and mortality adjustments	(60)	(1,608)	(10,298)

Increase (decrease) in net assets from contract transactions	(62,706)	144,042	(275,273)

Total increase (decrease) in net assets	(65,826)	48,377	(703,828)

Net assets as of December 31, 2022	$14,320	$854,686	$3,294,004

Investment income (loss):
Dividend distributions	664	7,994	17,176
Investment Expenses:
Mortality and expense risk and administrative charges	(370)	(6,680)	(25,299)

Net investment income (loss)	294	1,314	(8,123)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,056	91,750	186,202
Realized capital gain (loss) on investments	(4,090)	(2,955)	(168,632)
Change in unrealized appreciation (depreciation)	1,825	1,131	421,074

Net gain (loss) on investments	791	89,926	438,644

Net increase (decrease) in net assets from operations	1,085	91,240	430,521

Contract owner transactions:
Variable annuity deposits	8,000	—	182,971
Terminations, withdrawals and annuity payments	(17,996)	(55,661)	(321,041)
Transfers between subaccounts, net	19,375	(8,489)	191,460
Maintenance charges and mortality adjustments	(117)	(1,555)	(10,286)

Increase (decrease) in net assets from contract transactions	9,262	(65,705)	43,104

Total increase (decrease) in net assets	10,347	25,535	473,625

Net assets as of December 31, 2023	$24,667	$880,221	$3,767,629

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Franklin Small- Mid Cap Growth VIP Fund	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund
Net assets as of December 31, 2021	$4,021,652	$2,226,806	$133,102

Investment income (loss):
Dividend distributions	—	79,989	5,341
Investment Expenses:
Mortality and expense risk and administrative charges	(34,857)	(15,483)	(1,021)

Net investment income (loss)	(34,857)	64,506	4,320

Increase (decrease) in net assets from operations:
Capital gain distributions	722,651	—	—
Realized capital gain (loss) on investments	(252,472)	(61,693)	(491)
Change in unrealized appreciation (depreciation)	(1,778,143)	(250,114)	(25,353)

Net gain (loss) on investments	(1,307,964)	(311,807)	(25,844)

Net increase (decrease) in net assets from operations	(1,342,821)	(247,301)	(21,524)

Contract owner transactions:
Variable annuity deposits	41,216	152,661	—
Terminations, withdrawals and annuity payments	(314,978)	(231,902)	(3,655)
Transfers between subaccounts, net	(185,985)	(57,497)	112,000
Maintenance charges and mortality adjustments	(14,133)	(3,736)	(473)

Increase (decrease) in net assets from contract transactions	(473,880)	(140,474)	107,872

Total increase (decrease) in net assets	(1,816,701)	(387,775)	86,348

Net assets as of December 31, 2022	$2,204,951	$1,839,031	$219,450

Investment income (loss):
Dividend distributions	—	79,085	3,149
Investment Expenses:
Mortality and expense risk and administrative charges	(33,591)	(13,857)	(880)

Net investment income (loss)	(33,591)	65,228	2,269

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(220,632)	(70,255)	(11,848)
Change in unrealized appreciation (depreciation)	839,928	128,721	16,473

Net gain (loss) on investments	619,296	58,466	4,625

Net increase (decrease) in net assets from operations	585,705	123,694	6,894

Contract owner transactions:
Variable annuity deposits	92,066	97,884	7,590
Terminations, withdrawals and annuity payments	(301,648)	(258,050)	(93,637)
Transfers between subaccounts, net	265,152	(56,605)	74,634
Maintenance charges and mortality adjustments	(14,321)	(2,608)	(367)

Increase (decrease) in net assets from contract transactions	41,249	(219,379)	(11,780)

Total increase (decrease) in net assets	626,954	(95,685)	(4,886)

Net assets as of December 31, 2023	$2,831,905	$1,743,346	$214,564

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Goldman Sachs Emerging Markets Equity	Goldman Sachs Government Income	Goldman Sachs VIT International Equity Insights
Net assets as of December 31, 2021	$3,584,776	$3,474,104	$162,324

Investment income (loss):
Dividend distributions	—	20,073	2,439
Investment Expenses:
Mortality and expense risk and administrative charges	(19,241)	(17,429)	(562)

Net investment income (loss)	(19,241)	2,644	1,877

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	111,270	(84,017)	(12,070)
Change in unrealized appreciation (depreciation)	(1,020,833)	(224,134)	(14,627)

Net gain (loss) on investments	(909,563)	(308,151)	(26,697)

Net increase (decrease) in net assets from operations	(928,804)	(305,507)	(24,820)

Contract owner transactions:
Variable annuity deposits	63,870	42,904	6,430
Terminations, withdrawals and annuity payments	(226,313)	(277,316)	(11,807)
Transfers between subaccounts, net	(882,408)	(1,320,835)	(56,206)
Maintenance charges and mortality adjustments	(5,129)	(7,101)	(256)

Increase (decrease) in net assets from contract transactions	(1,049,980)	(1,562,348)	(61,839)

Total increase (decrease) in net assets	(1,978,784)	(1,867,855)	(86,659)

Net assets as of December 31, 2022	$1,605,992	$1,606,249	$75,665

Investment income (loss):
Dividend distributions	8,735	32,403	3,068
Investment Expenses:
Mortality and expense risk and administrative charges	(11,335)	(13,827)	(571)

Net investment income (loss)	(2,600)	18,576	2,497

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	721	(48,379)	(268)
Change in unrealized appreciation (depreciation)	76,386	73,053	14,283

Net gain (loss) on investments	77,107	24,674	14,015

Net increase (decrease) in net assets from operations	74,507	43,250	16,512

Contract owner transactions:
Variable annuity deposits	41,796	48,548	54,913
Terminations, withdrawals and annuity payments	(96,678)	(244,252)	(2,346)
Transfers between subaccounts, net	(659,558)	(11,489)	(10)
Maintenance charges and mortality adjustments	(3,047)	(5,581)	(188)

Increase (decrease) in net assets from contract transactions	(717,487)	(212,774)	52,369

Total increase (decrease) in net assets	(642,980)	(169,524)	68,881

Net assets as of December 31, 2023	$963,012	$1,436,725	$144,546

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Goldman Sachs VIT Large Cap Value	Goldman Sachs VIT Mid Cap Growth Fund	Goldman Sachs VIT Mid Cap Value
Net assets as of December 31, 2021	$4,441	$369,139	$502,550

Investment income (loss):
Dividend distributions	46	—	1,930
Investment Expenses:
Mortality and expense risk and administrative charges	(11)	(766)	(3,860)

Net investment income (loss)	35	(766)	(1,930)

Increase (decrease) in net assets from operations:
Capital gain distributions	403	8,485	67,779
Realized capital gain (loss) on investments	8	(17,375)	4,182
Change in unrealized appreciation (depreciation)	(748)	(80,741)	(125,950)

Net gain (loss) on investments	(337)	(89,631)	(53,989)

Net increase (decrease) in net assets from operations	(302)	(90,397)	(55,919)

Contract owner transactions:
Variable annuity deposits	—	—	39,103
Terminations, withdrawals and annuity payments	(22)	(29,250)	(1,471)
Transfers between subaccounts, net	—	(19,679)	(37,439)
Maintenance charges and mortality adjustments	(9)	(929)	(1,423)

Increase (decrease) in net assets from contract transactions	(31)	(49,858)	(1,230)

Total increase (decrease) in net assets	(333)	(140,255)	(57,149)

Net assets as of December 31, 2022	$4,108	$228,884	$445,401

Investment income (loss):
Dividend distributions	—	—	3,213
Investment Expenses:
Mortality and expense risk and administrative charges	(97)	(600)	(3,760)

Net investment income (loss)	(97)	(600)	(547)

Increase (decrease) in net assets from operations:
Capital gain distributions	1	1,617	10,894
Realized capital gain (loss) on investments	1,202	(8,993)	(5,955)
Change in unrealized appreciation (depreciation)	(323)	47,834	39,170

Net gain (loss) on investments	880	40,458	44,109

Net increase (decrease) in net assets from operations	783	39,858	43,562

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	—	(17,426)	(21,435)
Transfers between subaccounts, net	(4,886)	(2,001)	(689)
Maintenance charges and mortality adjustments	(5)	(940)	(1,360)

Increase (decrease) in net assets from contract transactions	(4,891)	(20,367)	(23,484)

Total increase (decrease) in net assets	(4,108)	19,491	20,078

Net assets as of December 31, 2023	$—	$248,375	$465,479

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Goldman Sachs VIT Small Cap Equity Insights	Goldman Sachs VIT Strategic Growth	Guggenheim Alpha Opportunity
Net assets as of December 31, 2021	$292,027	$190,065	$102,801

Investment income (loss):
Dividend distributions	281	—	638
Investment Expenses:
Mortality and expense risk and administrative charges	(770)	(391)	(827)

Net investment income (loss)	(489)	(391)	(189)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,297	33,643	—
Realized capital gain (loss) on investments	(308)	(2,398)	1,478
Change in unrealized appreciation (depreciation)	(66,564)	(95,257)	(11,016)

Net gain (loss) on investments	(63,575)	(64,012)	(9,538)

Net increase (decrease) in net assets from operations	(64,064)	(64,403)	(9,727)

Contract owner transactions:
Variable annuity deposits	47,705	—	841
Terminations, withdrawals and annuity payments	(734)	(8,418)	(4,310)
Transfers between subaccounts, net	13,649	53,769	(122)
Maintenance charges and mortality adjustments	(70)	—	(411)

Increase (decrease) in net assets from contract transactions	60,550	45,351	(4,002)

Total increase (decrease) in net assets	(3,514)	(19,052)	(13,729)

Net assets as of December 31, 2022	$288,513	$171,013	$89,072

Investment income (loss):
Dividend distributions	2,682	—	578
Investment Expenses:
Mortality and expense risk and administrative charges	(3,456)	(529)	(830)

Net investment income (loss)	(774)	(529)	(252)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	12,711	—
Realized capital gain (loss) on investments	(35,622)	(2,525)	904
Change in unrealized appreciation (depreciation)	58,090	64,249	6,274

Net gain (loss) on investments	22,468	74,435	7,178

Net increase (decrease) in net assets from operations	21,694	73,906	6,926

Contract owner transactions:
Variable annuity deposits	22,202	—	840
Terminations, withdrawals and annuity payments	(21,460)	(8,768)	(2,074)
Transfers between subaccounts, net	52,289	95,849	(2)
Maintenance charges and mortality adjustments	(297)	—	(431)

Increase (decrease) in net assets from contract transactions	52,734	87,081	(1,667)

Total increase (decrease) in net assets	74,428	160,987	5,259

Net assets as of December 31, 2023	$362,941	$332,000	$94,331

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim Core Bond	Guggenheim Floating Rate Strategies	Guggenheim High Yield
Net assets as of December 31, 2021	$8,110,424	$1,644,461	$3,840,657

Investment income (loss):
Dividend distributions	160,213	69,290	190,455
Investment Expenses:
Mortality and expense risk and administrative charges	(48,081)	(13,662)	(29,326)

Net investment income (loss)	112,132	55,628	161,129

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(122,175)	(16,679)	(100,750)
Change in unrealized appreciation (depreciation)	(1,035,932)	(71,005)	(441,879)

Net gain (loss) on investments	(1,158,107)	(87,684)	(542,629)

Net increase (decrease) in net assets from operations	(1,045,975)	(32,056)	(381,500)

Contract owner transactions:
Variable annuity deposits	82,366	53,064	83,618
Terminations, withdrawals and annuity payments	(540,807)	(139,088)	(324,529)
Transfers between subaccounts, net	(1,938,626)	10,862	(322,254)
Maintenance charges and mortality adjustments	(12,854)	(3,778)	(7,474)

Increase (decrease) in net assets from contract transactions	(2,409,921)	(78,940)	(570,639)

Total increase (decrease) in net assets	(3,455,896)	(110,996)	(952,139)

Net assets as of December 31, 2022	$4,654,528	$1,533,465	$2,888,518

Investment income (loss):
Dividend distributions	190,115	125,101	175,657
Investment Expenses:
Mortality and expense risk and administrative charges	(41,718)	(13,781)	(25,713)

Net investment income (loss)	148,397	111,320	149,944

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(137,290)	(16,321)	(82,649)
Change in unrealized appreciation (depreciation)	238,605	72,969	223,050

Net gain (loss) on investments	101,315	56,648	140,401

Net increase (decrease) in net assets from operations	249,712	167,968	290,345

Contract owner transactions:
Variable annuity deposits	85,044	52,773	90,462
Terminations, withdrawals and annuity payments	(542,235)	(214,773)	(442,328)
Transfers between subaccounts, net	247	(115,989)	(25,810)
Maintenance charges and mortality adjustments	(11,406)	(3,984)	(7,519)

Increase (decrease) in net assets from contract transactions	(468,350)	(281,973)	(385,195)

Total increase (decrease) in net assets	(218,638)	(114,005)	(94,850)

Net assets as of December 31, 2023	$4,435,890	$1,419,460	$2,793,668

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim Large Cap Value	Guggenheim Long Short Equity	Guggenheim Macro Opportunities
Net assets as of December 31, 2021	$2,137,254	$364,378	$8,903

Investment income (loss):
Dividend distributions	17,434	1,289	508
Investment Expenses:
Mortality and expense risk and administrative charges	(15,121)	(2,848)	(103)

Net investment income (loss)	2,313	(1,559)	405

Increase (decrease) in net assets from operations:
Capital gain distributions	124,839	—	1
Realized capital gain (loss) on investments	55,786	4,136	(11)
Change in unrealized appreciation (depreciation)	(234,010)	(56,685)	(1,552)

Net gain (loss) on investments	(53,385)	(52,549)	(1,562)

Net increase (decrease) in net assets from operations	(51,072)	(54,108)	(1,157)

Contract owner transactions:
Variable annuity deposits	21,279	8,308	16
Terminations, withdrawals and annuity payments	(93,508)	(6,623)	(31)
Transfers between subaccounts, net	(360,940)	(3,765)	3,397
Maintenance charges and mortality adjustments	(3,096)	(1,418)	(57)

Increase (decrease) in net assets from contract transactions	(436,265)	(3,498)	3,325

Total increase (decrease) in net assets	(487,337)	(57,606)	2,168

Net assets as of December 31, 2022	$1,649,917	$306,772	$11,071

Investment income (loss):
Dividend distributions	19,749	799	758
Investment Expenses:
Mortality and expense risk and administrative charges	(13,745)	(2,913)	(103)

Net investment income (loss)	6,004	(2,114)	655

Increase (decrease) in net assets from operations:
Capital gain distributions	128,986	2,233	—
Realized capital gain (loss) on investments	19,841	6,166	(382)
Change in unrealized appreciation (depreciation)	(49,559)	29,351	863

Net gain (loss) on investments	99,268	37,750	481

Net increase (decrease) in net assets from operations	105,272	35,636	1,136

Contract owner transactions:
Variable annuity deposits	19,573	11,084	—
Terminations, withdrawals and annuity payments	(320,242)	(19,476)	—
Transfers between subaccounts, net	(75,155)	912	6,077
Maintenance charges and mortality adjustments	(3,734)	(1,427)	(51)

Increase (decrease) in net assets from contract transactions	(379,558)	(8,907)	6,026

Total increase (decrease) in net assets	(274,286)	26,729	7,162

Net assets as of December 31, 2023	$1,375,631	$333,501	$18,233

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim Managed Futures Strategy	Guggenheim Multi- Hedge Strategies	Guggenheim Small Cap Value
Net assets as of December 31, 2021	$—	$7,611	$46,550

Investment income (loss):
Dividend distributions	1,027	477	507
Investment Expenses:
Mortality and expense risk and administrative charges	(156)	(224)	(413)

Net investment income (loss)	871	253	94

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	1,648
Realized capital gain (loss) on investments	(98)	(1)	49
Change in unrealized appreciation (depreciation)	(1,976)	(1,746)	(3,922)

Net gain (loss) on investments	(2,074)	(1,747)	(2,225)

Net increase (decrease) in net assets from operations	(1,203)	(1,494)	(2,131)

Contract owner transactions:
Variable annuity deposits	161	354	2,098
Terminations, withdrawals and annuity payments	(9,566)	(10,392)	(4)
Transfers between subaccounts, net	34,508	34,328	—
Maintenance charges and mortality adjustments	(140)	(203)	(91)

Increase (decrease) in net assets from contract transactions	24,963	24,087	2,003

Total increase (decrease) in net assets	23,760	22,593	(128)

Net assets as of December 31, 2022	$23,760	$30,204	$46,422

Investment income (loss):
Dividend distributions	177	758	516
Investment Expenses:
Mortality and expense risk and administrative charges	(180)	(240)	(448)

Net investment income (loss)	(3)	518	68

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	3,594
Realized capital gain (loss) on investments	(418)	(170)	317
Change in unrealized appreciation (depreciation)	975	517	319

Net gain (loss) on investments	557	347	4,230

Net increase (decrease) in net assets from operations	554	865	4,298

Contract owner transactions:
Variable annuity deposits	—	240	5,620
Terminations, withdrawals and annuity payments	(5,809)	(5,776)	(5,545)
Transfers between subaccounts, net	—	—	4,238
Maintenance charges and mortality adjustments	(143)	(158)	(148)

Increase (decrease) in net assets from contract transactions	(5,952)	(5,694)	4,165

Total increase (decrease) in net assets	(5,398)	(4,829)	8,463

Net assets as of December 31, 2023	$18,362	$25,375	$54,885

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim SMid Cap Value	Guggenheim StylePlus Large Core	Guggenheim StylePlus Mid Growth
Net assets as of December 31, 2021	$14,049,792	$1,673,028	$2,448,075

Investment income (loss):
Dividend distributions	67,647	12,988	7,059
Investment Expenses:
Mortality and expense risk and administrative charges	(109,882)	(14,130)	(14,338)

Net investment income (loss)	(42,235)	(1,142)	(7,279)

Increase (decrease) in net assets from operations:
Capital gain distributions	525,750	378,374	397,347
Realized capital gain (loss) on investments	170,678	22,669	(40,529)
Change in unrealized appreciation (depreciation)	(1,083,321)	(789,966)	(999,811)

Net gain (loss) on investments	(386,893)	(388,923)	(642,993)

Net increase (decrease) in net assets from operations	(429,128)	(390,065)	(650,272)

Contract owner transactions:
Variable annuity deposits	130,223	31,377	29,170
Terminations, withdrawals and annuity payments	(1,347,594)	(246,769)	(161,769)
Transfers between subaccounts, net	(981,465)	285,095	(289,544)
Maintenance charges and mortality adjustments	(32,170)	(4,628)	(3,602)

Increase (decrease) in net assets from contract transactions	(2,231,006)	65,075	(425,745)

Total increase (decrease) in net assets	(2,660,134)	(324,990)	(1,076,017)

Net assets as of December 31, 2022	$11,389,658	$1,348,038	$1,372,058

Investment income (loss):
Dividend distributions	26,848	34,962	37,646
Investment Expenses:
Mortality and expense risk and administrative charges	(100,709)	(12,839)	(13,607)

Net investment income (loss)	(73,861)	22,123	24,039

Increase (decrease) in net assets from operations:
Capital gain distributions	147,478	—	—
Realized capital gain (loss) on investments	64,749	(38,452)	(36,774)
Change in unrealized appreciation (depreciation)	746,398	331,841	355,204

Net gain (loss) on investments	958,625	293,389	318,430

Net increase (decrease) in net assets from operations	884,764	315,512	342,469

Contract owner transactions:
Variable annuity deposits	126,164	33,200	20,177
Terminations, withdrawals and annuity payments	(1,158,979)	(186,326)	(99,163)
Transfers between subaccounts, net	5,754	(70,197)	32,175
Maintenance charges and mortality adjustments	(24,221)	(5,185)	(3,681)

Increase (decrease) in net assets from contract transactions	(1,051,282)	(228,508)	(50,492)

Total increase (decrease) in net assets	(166,518)	87,004	291,977

Net assets as of December 31, 2023	$11,223,140	$1,435,042	$1,664,035

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim Total Return Bond	Guggenheim VIF All Cap Value	Guggenheim VIF Alpha Opportunity
Net assets as of December 31, 2021	$696,433	$18,904,535	$2,148,487

Investment income (loss):
Dividend distributions	15,074	203,014	7,179
Investment Expenses:
Mortality and expense risk and administrative charges	(3,974)	(142,421)	(13,986)

Net investment income (loss)	11,100	60,593	(6,807)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,890,267	—
Realized capital gain (loss) on investments	(17,411)	384,940	(4,586)
Change in unrealized appreciation (depreciation)	(86,736)	(2,722,612)	(180,697)

Net gain (loss) on investments	(104,147)	(447,405)	(185,283)

Net increase (decrease) in net assets from operations	(93,047)	(386,812)	(192,090)

Contract owner transactions:
Variable annuity deposits	12,274	253,952	12,920
Terminations, withdrawals and annuity payments	(46,430)	(1,878,322)	(243,860)
Transfers between subaccounts, net	(219,727)	494,298	(19,674)
Maintenance charges and mortality adjustments	(2,451)	(73,564)	(11,461)

Increase (decrease) in net assets from contract transactions	(256,334)	(1,203,636)	(262,075)

Total increase (decrease) in net assets	(349,381)	(1,590,448)	(454,165)

Net assets as of December 31, 2022	$347,052	$17,314,087	$1,694,322

Investment income (loss):
Dividend distributions	17,176	263,797	1,989
Investment Expenses:
Mortality and expense risk and administrative charges	(3,631)	(137,238)	(12,953)

Net investment income (loss)	13,545	126,559	(10,964)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,433,599	—
Realized capital gain (loss) on investments	(5,223)	104,187	2,917
Change in unrealized appreciation (depreciation)	14,630	(456,238)	132,992

Net gain (loss) on investments	9,407	1,081,548	135,909

Net increase (decrease) in net assets from operations	22,952	1,208,107	124,945

Contract owner transactions:
Variable annuity deposits	22,410	251,848	43,154
Terminations, withdrawals and annuity payments	(29,529)	(2,568,241)	(154,591)
Transfers between subaccounts, net	69,967	1,159,238	(20,085)
Maintenance charges and mortality adjustments	(1,735)	(67,376)	(10,417)

Increase (decrease) in net assets from contract transactions	61,113	(1,224,531)	(141,939)

Total increase (decrease) in net assets	84,065	(16,424)	(16,994)

Net assets as of December 31, 2023	$431,117	$17,297,663	$1,677,328

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim VIF Floating Rate Strategies	Guggenheim VIF Global Managed Futures Strategy	Guggenheim VIF High Yield
Net assets as of December 31, 2021	$9,745,305	$641,146	$22,093,725

Investment income (loss):
Dividend distributions	143,856	29,383	1,106,592
Investment Expenses:
Mortality and expense risk and administrative charges	(44,128)	(13,636)	(156,889)

Net investment income (loss)	99,728	15,747	949,703

Increase (decrease) in net assets from operations:
Capital gain distributions	—	5,816	—
Realized capital gain (loss) on investments	(122,431)	33,218	(922,879)
Change in unrealized appreciation (depreciation)	(46,612)	45,446	(2,188,813)

Net gain (loss) on investments	(169,043)	84,480	(3,111,692)

Net increase (decrease) in net assets from operations	(69,315)	100,227	(2,161,989)

Contract owner transactions:
Variable annuity deposits	265,542	103,192	209,491
Terminations, withdrawals and annuity payments	(336,303)	(462,794)	(2,283,373)
Transfers between subaccounts, net	(2,280,456)	1,776,356	(2,134,985)
Maintenance charges and mortality adjustments	(17,092)	(4,508)	(60,291)

Increase (decrease) in net assets from contract transactions	(2,368,309)	1,412,246	(4,269,158)

Total increase (decrease) in net assets	(2,437,624)	1,512,473	(6,431,147)

Net assets as of December 31, 2022	$7,307,681	$2,153,619	$15,662,578

Investment income (loss):
Dividend distributions	272,055	47,332	859,019
Investment Expenses:
Mortality and expense risk and administrative charges	(57,405)	(8,752)	(128,218)

Net investment income (loss)	214,650	38,580	730,801

Increase (decrease) in net assets from operations:
Capital gain distributions	—	30,113	—
Realized capital gain (loss) on investments	96,436	5,627	(596,370)
Change in unrealized appreciation (depreciation)	431,979	(31,399)	1,394,359

Net gain (loss) on investments	528,415	4,341	797,989

Net increase (decrease) in net assets from operations	743,065	42,921	1,528,790

Contract owner transactions:
Variable annuity deposits	69,141	54,023	233,365
Terminations, withdrawals and annuity payments	(286,206)	(134,683)	(1,962,566)
Transfers between subaccounts, net	(192,495)	(904,652)	(316,551)
Maintenance charges and mortality adjustments	(17,707)	(4,159)	(68,066)

Increase (decrease) in net assets from contract transactions	(427,267)	(989,471)	(2,113,818)

Total increase (decrease) in net assets	315,798	(946,550)	(585,028)

Net assets as of December 31, 2023	$7,623,479	$1,207,069	$15,077,550

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim VIF Large Cap Value	Guggenheim VIF Long Short Equity	Guggenheim VIF Managed Asset Allocation
Net assets as of December 31, 2021	$30,716,444	$5,197,296	$12,197,997

Investment income (loss):
Dividend distributions	358,728	22,306	81,252
Investment Expenses:
Mortality and expense risk and administrative charges	(275,901)	(39,875)	(80,448)

Net investment income (loss)	82,827	(17,569)	804

Increase (decrease) in net assets from operations:
Capital gain distributions	2,502,229	—	947,238
Realized capital gain (loss) on investments	997,200	71,372	192,519
Change in unrealized appreciation (depreciation)	(4,229,078)	(812,412)	(3,173,434)

Net gain (loss) on investments	(729,649)	(741,040)	(2,033,677)

Net increase (decrease) in net assets from operations	(646,822)	(758,609)	(2,032,873)

Contract owner transactions:
Variable annuity deposits	502,780	13,273	27,368
Terminations, withdrawals and annuity payments	(3,635,810)	(593,950)	(627,262)
Transfers between subaccounts, net	289,815	508,645	(307,355)
Maintenance charges and mortality adjustments	(103,078)	(21,766)	(39,786)

Increase (decrease) in net assets from contract transactions	(2,946,293)	(93,798)	(947,035)

Total increase (decrease) in net assets	(3,593,115)	(852,407)	(2,979,908)

Net assets as of December 31, 2022	$27,123,329	$4,344,889	$9,218,089

Investment income (loss):
Dividend distributions	355,351	10,285	115,857
Investment Expenses:
Mortality and expense risk and administrative charges	(216,077)	(41,116)	(73,626)

Net investment income (loss)	139,274	(30,831)	42,231

Increase (decrease) in net assets from operations:
Capital gain distributions	2,103,794	—	71,054
Realized capital gain (loss) on investments	815,549	53,400	141,211
Change in unrealized appreciation (depreciation)	(1,360,253)	466,907	881,743

Net gain (loss) on investments	1,559,090	520,307	1,094,008

Net increase (decrease) in net assets from operations	1,698,364	489,476	1,136,239

Contract owner transactions:
Variable annuity deposits	240,667	67,087	40,043
Terminations, withdrawals and annuity payments	(3,142,752)	(274,387)	(1,062,482)
Transfers between subaccounts, net	(6,280,508)	1,387,307	(262,598)
Maintenance charges and mortality adjustments	(100,177)	(21,942)	(36,271)

Increase (decrease) in net assets from contract transactions	(9,282,770)	1,158,065	(1,321,308)

Total increase (decrease) in net assets	(7,584,406)	1,647,541	(185,069)

Net assets as of December 31, 2023	$19,538,923	$5,992,430	$9,033,020

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim VIF Multi-Hedge Strategies	Guggenheim VIF Small Cap Value	Guggenheim VIF SMid Cap Value
Net assets as of December 31, 2021	$3,800,975	$27,154,082	$40,746,196

Investment income (loss):
Dividend distributions	48,110	157,397	318,201
Investment Expenses:
Mortality and expense risk and administrative charges	(42,093)	(206,916)	(312,418)

Net investment income (loss)	6,017	(49,519)	5,783

Increase (decrease) in net assets from operations:
Capital gain distributions	41,797	1,134,949	3,970,017
Realized capital gain (loss) on investments	18,760	529,285	1,218,042
Change in unrealized appreciation (depreciation)	(243,323)	(2,903,488)	(6,293,502)

Net gain (loss) on investments	(182,766)	(1,239,254)	(1,105,443)

Net increase (decrease) in net assets from operations	(176,749)	(1,288,773)	(1,099,660)

Contract owner transactions:
Variable annuity deposits	34,894	299,975	593,339
Terminations, withdrawals and annuity payments	(360,535)	(2,870,943)	(4,283,238)
Transfers between subaccounts, net	489,188	(1,954,397)	(559,455)
Maintenance charges and mortality adjustments	(18,736)	(81,070)	(156,958)

Increase (decrease) in net assets from contract transactions	144,811	(4,606,435)	(4,406,312)

Total increase (decrease) in net assets	(31,938)	(5,895,208)	(5,505,972)

Net assets as of December 31, 2022	$3,769,037	$21,258,874	$35,240,224

Investment income (loss):
Dividend distributions	85,747	253,637	506,047
Investment Expenses:
Mortality and expense risk and administrative charges	(35,443)	(168,909)	(281,847)

Net investment income (loss)	50,304	84,728	224,200

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,237,214	2,373,844
Realized capital gain (loss) on investments	(33,575)	125,661	717,839
Change in unrealized appreciation (depreciation)	77,423	235,704	(564,487)

Net gain (loss) on investments	43,848	1,598,579	2,527,196

Net increase (decrease) in net assets from operations	94,152	1,683,307	2,751,396

Contract owner transactions:
Variable annuity deposits	13,186	273,811	614,480
Terminations, withdrawals and annuity payments	(524,732)	(2,896,618)	(4,974,631)
Transfers between subaccounts, net	178,996	(1,117,627)	(643,559)
Maintenance charges and mortality adjustments	(15,976)	(80,754)	(156,603)

Increase (decrease) in net assets from contract transactions	(348,526)	(3,821,188)	(5,160,313)

Total increase (decrease) in net assets	(254,374)	(2,137,881)	(2,408,917)

Net assets as of December 31, 2023	$3,514,663	$19,120,993	$32,831,307

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim VIF StylePlus Large Core	Guggenheim VIF StylePlus Large Growth	Guggenheim VIF StylePlus Mid Growth
Net assets as of December 31, 2021	$15,560,208	$13,109,477	$14,786,164

Investment income (loss):
Dividend distributions	66,087	39,168	39,137
Investment Expenses:
Mortality and expense risk and administrative charges	(93,842)	(72,983)	(88,143)

Net investment income (loss)	(27,755)	(33,815)	(49,006)

Increase (decrease) in net assets from operations:
Capital gain distributions	3,131,755	2,217,582	2,834,586
Realized capital gain (loss) on investments	424,876	33,636	(228,050)
Change in unrealized appreciation (depreciation)	(6,699,188)	(6,080,119)	(6,649,766)

Net gain (loss) on investments	(3,142,557)	(3,828,901)	(4,043,230)

Net increase (decrease) in net assets from operations	(3,170,312)	(3,862,716)	(4,092,236)

Contract owner transactions:
Variable annuity deposits	467,693	285,371	80,367
Terminations, withdrawals and annuity payments	(1,230,357)	(606,539)	(919,705)
Transfers between subaccounts, net	(838,597)	(1,004,063)	(582,133)
Maintenance charges and mortality adjustments	(42,240)	(35,826)	(43,458)

Increase (decrease) in net assets from contract transactions	(1,643,501)	(1,361,057)	(1,464,929)

Total increase (decrease) in net assets	(4,813,813)	(5,223,773)	(5,557,165)

Net assets as of December 31, 2022	$10,746,395	$7,885,704	$9,228,999

Investment income (loss):
Dividend distributions	186,868	123,996	143,638
Investment Expenses:
Mortality and expense risk and administrative charges	(89,931)	(69,405)	(80,993)

Net investment income (loss)	96,937	54,591	62,645

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(124,641)	(211,975)	(358,566)
Change in unrealized appreciation (depreciation)	2,789,643	3,095,790	2,501,305

Net gain (loss) on investments	2,665,002	2,883,815	2,142,739

Net increase (decrease) in net assets from operations	2,761,939	2,938,406	2,205,384

Contract owner transactions:
Variable annuity deposits	436,474	123,127	175,884
Terminations, withdrawals and annuity payments	(1,499,523)	(995,873)	(1,414,389)
Transfers between subaccounts, net	878,029	644,829	63,799
Maintenance charges and mortality adjustments	(39,041)	(34,841)	(47,514)

Increase (decrease) in net assets from contract transactions	(224,061)	(262,758)	(1,222,220)

Total increase (decrease) in net assets	2,537,878	2,675,648	983,164

Net assets as of December 31, 2023	$13,284,273	$10,561,352	$10,212,163

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim VIF StylePlus Small Growth	Guggenheim VIF Total Return Bond	Guggenheim VIF World Equity Income
Net assets as of December 31, 2021	$4,478,410	$39,725,883	$15,836,480

Investment income (loss):
Dividend distributions	10,421	1,061,940	287,458
Investment Expenses:
Mortality and expense risk and administrative charges	(26,937)	(282,798)	(111,293)

Net investment income (loss)	(16,516)	779,142	176,165

Increase (decrease) in net assets from operations:
Capital gain distributions	1,090,216	83,823	2,675,411
Realized capital gain (loss) on investments	(10,633)	(783,795)	287,445
Change in unrealized appreciation (depreciation)	(2,247,836)	(6,882,750)	(4,710,791)

Net gain (loss) on investments	(1,168,253)	(7,582,722)	(1,747,935)

Net increase (decrease) in net assets from operations	(1,184,769)	(6,803,580)	(1,571,770)

Contract owner transactions:
Variable annuity deposits	10,076	1,319,758	156,825
Terminations, withdrawals and annuity payments	(260,906)	(5,384,359)	(1,594,390)
Transfers between subaccounts, net	(14,335)	2,270,555	(578,219)
Maintenance charges and mortality adjustments	(11,701)	(93,411)	(62,415)

Increase (decrease) in net assets from contract transactions	(276,866)	(1,887,457)	(2,078,199)

Total increase (decrease) in net assets	(1,461,635)	(8,691,037)	(3,649,969)

Net assets as of December 31, 2022	$3,016,775	$31,034,846	$12,186,511

Investment income (loss):
Dividend distributions	44,049	1,120,590	310,223
Investment Expenses:
Mortality and expense risk and administrative charges	(24,274)	(245,505)	(96,615)

Net investment income (loss)	19,775	875,085	213,608

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(112,106)	(1,337,974)	160,974
Change in unrealized appreciation (depreciation)	656,297	2,116,741	879,774

Net gain (loss) on investments	544,191	778,767	1,040,748

Net increase (decrease) in net assets from operations	563,966	1,653,852	1,254,356

Contract owner transactions:
Variable annuity deposits	107,011	805,871	146,731
Terminations, withdrawals and annuity payments	(605,006)	(4,592,025)	(1,465,540)
Transfers between subaccounts, net	127,228	(147,209)	(282,382)
Maintenance charges and mortality adjustments	(13,126)	(86,500)	(55,914)

Increase (decrease) in net assets from contract transactions	(383,893)	(4,019,863)	(1,657,105)

Total increase (decrease) in net assets	180,073	(2,366,011)	(402,749)

Net assets as of December 31, 2023	$3,196,848	$28,668,835	$11,783,762

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Guggenheim World Equity Income	Invesco American Franchise	Invesco Comstock
Net assets as of December 31, 2021	$5,504,344	$1,947,291	$9,724,823

Investment income (loss):
Dividend distributions	101,942	—	166,337
Investment Expenses:
Mortality and expense risk and administrative charges	(45,727)	(13,093)	(88,897)

Net investment income (loss)	56,215	(13,093)	77,440

Increase (decrease) in net assets from operations:
Capital gain distributions	2,632	94,519	941,480
Realized capital gain (loss) on investments	(1,400)	10,401	308,984
Change in unrealized appreciation (depreciation)	(608,097)	(688,266)	(1,351,772)

Net gain (loss) on investments	(606,865)	(583,346)	(101,308)

Net increase (decrease) in net assets from operations	(550,650)	(596,439)	(23,868)

Contract owner transactions:
Variable annuity deposits	111,783	26,179	152,085
Terminations, withdrawals and annuity payments	(355,118)	(138,364)	(897,234)
Transfers between subaccounts, net	133,395	(4,928)	496,789
Maintenance charges and mortality adjustments	(10,994)	(3,479)	(24,820)

Increase (decrease) in net assets from contract transactions	(120,934)	(120,592)	(273,180)

Total increase (decrease) in net assets	(671,584)	(717,031)	(297,048)

Net assets as of December 31, 2022	$4,832,760	$1,230,260	$9,427,775

Investment income (loss):
Dividend distributions	91,898	—	156,571
Investment Expenses:
Mortality and expense risk and administrative charges	(43,331)	(13,287)	(82,140)

Net investment income (loss)	48,567	(13,287)	74,431

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	603,302
Realized capital gain (loss) on investments	(5,900)	4,706	161,341
Change in unrealized appreciation (depreciation)	459,982	490,185	152,825

Net gain (loss) on investments	454,082	494,891	917,468

Net increase (decrease) in net assets from operations	502,649	481,604	991,899

Contract owner transactions:
Variable annuity deposits	92,506	18,364	174,597
Terminations, withdrawals and annuity payments	(438,896)	(70,683)	(500,622)
Transfers between subaccounts, net	(70,944)	(1,047)	(456,474)
Maintenance charges and mortality adjustments	(10,533)	(3,537)	(19,332)

Increase (decrease) in net assets from contract transactions	(427,867)	(56,903)	(801,831)

Total increase (decrease) in net assets	74,782	424,701	190,068

Net assets as of December 31, 2023	$4,907,542	$1,654,961	$9,617,843

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Invesco Developing Markets	Invesco Discovery	Invesco Discovery Mid Cap Growth
Net assets as of December 31, 2021	$320,631	$241,496	$1,251,090

Investment income (loss):
Dividend distributions	1,349	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(2,219)	(1,464)	(9,329)

Net investment income (loss)	(870)	(1,464)	(9,329)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(92)	(7,034)	(5,541)
Change in unrealized appreciation (depreciation)	(78,583)	(62,292)	(373,467)

Net gain (loss) on investments	(78,675)	(69,326)	(379,008)

Net increase (decrease) in net assets from operations	(79,545)	(70,790)	(388,337)

Contract owner transactions:
Variable annuity deposits	13,128	7,390	14,101
Terminations, withdrawals and annuity payments	(11,642)	(25,569)	(78,986)
Transfers between subaccounts, net	(2,862)	(2,683)	267,259
Maintenance charges and mortality adjustments	(1,246)	(1,451)	(2,466)

Increase (decrease) in net assets from contract transactions	(2,622)	(22,313)	199,908

Total increase (decrease) in net assets	(82,167)	(93,103)	(188,429)

Net assets as of December 31, 2022	$238,464	$148,393	$1,062,661

Investment income (loss):
Dividend distributions	1,270	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(2,108)	(1,411)	(9,460)

Net investment income (loss)	(838)	(1,411)	(9,460)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(1,905)	(6,471)	(14,552)
Change in unrealized appreciation (depreciation)	27,138	30,694	140,945

Net gain (loss) on investments	25,233	24,223	126,393

Net increase (decrease) in net assets from operations	24,395	22,812	116,933

Contract owner transactions:
Variable annuity deposits	11,047	4,318	20,501
Terminations, withdrawals and annuity payments	(7,259)	(22,697)	(152,235)
Transfers between subaccounts, net	(22,981)	9,160	27,675
Maintenance charges and mortality adjustments	(834)	(409)	(2,291)

Increase (decrease) in net assets from contract transactions	(20,027)	(9,628)	(106,350)

Total increase (decrease) in net assets	4,368	13,184	10,583

Net assets as of December 31, 2023	$242,832	$161,577	$1,073,244

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Invesco Energy	Invesco Equity and Income	Invesco Global
Net assets as of December 31, 2021	$22,829	$9,493,383	$569,426

Investment income (loss):
Dividend distributions	708	145,852	—
Investment Expenses:
Mortality and expense risk and administrative charges	(518)	(75,603)	(4,106)

Net investment income (loss)	190	70,249	(4,106)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	357,034	49,474
Realized capital gain (loss) on investments	808	62,547	(2,229)
Change in unrealized appreciation (depreciation)	14,028	(1,263,874)	(240,602)

Net gain (loss) on investments	14,836	(844,293)	(193,357)

Net increase (decrease) in net assets from operations	15,026	(774,044)	(197,463)

Contract owner transactions:
Variable annuity deposits	3,125	167,653	24,096
Terminations, withdrawals and annuity payments	(3,009)	(611,414)	(22,673)
Transfers between subaccounts, net	43,322	(364,714)	23,632
Maintenance charges and mortality adjustments	(506)	(21,301)	(1,771)

Increase (decrease) in net assets from contract transactions	42,932	(829,776)	23,284

Total increase (decrease) in net assets	57,958	(1,603,820)	(174,179)

Net assets as of December 31, 2022	$80,787	$7,889,563	$395,247

Investment income (loss):
Dividend distributions	1,936	159,550	—
Investment Expenses:
Mortality and expense risk and administrative charges	(815)	(72,598)	(4,417)

Net investment income (loss)	1,121	86,952	(4,417)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	379,411	53,118
Realized capital gain (loss) on investments	1,168	(2,374)	(2,065)
Change in unrealized appreciation (depreciation)	(3,055)	214,217	87,190

Net gain (loss) on investments	(1,887)	591,254	138,243

Net increase (decrease) in net assets from operations	(766)	678,206	133,826

Contract owner transactions:
Variable annuity deposits	3,880	159,999	17,264
Terminations, withdrawals and annuity payments	(2,687)	(825,735)	(28,803)
Transfers between subaccounts, net	13,292	296,434	34,382
Maintenance charges and mortality adjustments	(475)	(21,597)	(1,525)

Increase (decrease) in net assets from contract transactions	14,010	(390,899)	21,318

Total increase (decrease) in net assets	13,244	287,307	155,144

Net assets as of December 31, 2023	$94,031	$8,176,870	$550,391

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Invesco Gold & Special Minerals	Invesco Main Street Mid Cap	Invesco Oppenheimer V.I. International Growth Fund
Net assets as of December 31, 2021	$179,061	$1,538,616	$336,553

Investment income (loss):
Dividend distributions	662	1,674	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,399)	(12,538)	(898)

Net investment income (loss)	(737)	(10,864)	(898)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	45,604	59,791
Realized capital gain (loss) on investments	36	12,577	(4,243)
Change in unrealized appreciation (depreciation)	(30,538)	(286,087)	(143,496)

Net gain (loss) on investments	(30,502)	(227,906)	(87,948)

Net increase (decrease) in net assets from operations	(31,239)	(238,770)	(88,846)

Contract owner transactions:
Variable annuity deposits	1,962	24,799	1,613
Terminations, withdrawals and annuity payments	(1,894)	(102,073)	(4,006)
Transfers between subaccounts, net	(54)	59,883	68,173
Maintenance charges and mortality adjustments	(499)	(3,186)	(631)

Increase (decrease) in net assets from contract transactions	(485)	(20,577)	65,149

Total increase (decrease) in net assets	(31,724)	(259,347)	(23,697)

Net assets as of December 31, 2022	$147,337	$1,279,269	$312,856

Investment income (loss):
Dividend distributions	1,256	—	1,026
Investment Expenses:
Mortality and expense risk and administrative charges	(1,385)	(14,433)	(1,160)

Net investment income (loss)	(129)	(14,433)	(134)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(106)	14,337	(4,638)
Change in unrealized appreciation (depreciation)	8,276	192,411	67,201

Net gain (loss) on investments	8,170	206,748	62,563

Net increase (decrease) in net assets from operations	8,041	192,315	62,429

Contract owner transactions:
Variable annuity deposits	1,945	24,734	18,114
Terminations, withdrawals and annuity payments	(1,029)	(133,052)	(14,423)
Transfers between subaccounts, net	(393)	259,713	(12,743)
Maintenance charges and mortality adjustments	(424)	(4,352)	(712)

Increase (decrease) in net assets from contract transactions	99	147,043	(9,764)

Total increase (decrease) in net assets	8,140	339,358	52,665

Net assets as of December 31, 2023	$155,477	$1,618,627	$365,521

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Invesco Small Cap Growth (c)	Invesco Technology	Invesco V.I. American Franchise Series I
Net assets as of December 31, 2021	$3,173,543	$1,712,748	$1,734,895

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(18,935)	(11,493)	(18,833)

Net investment income (loss)	(18,935)	(11,493)	(18,833)

Increase (decrease) in net assets from operations:
Capital gain distributions	60,789	17,913	328,481
Realized capital gain (loss) on investments	(86,628)	(8,316)	(10,200)
Change in unrealized appreciation (depreciation)	(1,077,009)	(692,514)	(845,683)

Net gain (loss) on investments	(1,102,848)	(682,917)	(527,402)

Net increase (decrease) in net assets from operations	(1,121,783)	(694,410)	(546,235)

Contract owner transactions:
Variable annuity deposits	1,926	25,642	(812)
Terminations, withdrawals and annuity payments	(252,526)	(126,076)	(76,154)
Transfers between subaccounts, net	(46,998)	259,521	1,384
Maintenance charges and mortality adjustments	(5,900)	(3,379)	(9,853)

Increase (decrease) in net assets from contract transactions	(303,498)	155,708	(85,435)

Total increase (decrease) in net assets	(1,425,281)	(538,702)	(631,670)

Net assets as of December 31, 2022	$1,748,262	$1,174,046	$1,103,225

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(15,984)	(12,110)	(22,795)

Net investment income (loss)	(15,984)	(12,110)	(22,795)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	12,194	36,758
Realized capital gain (loss) on investments	(47,576)	(8,445)	(24,254)
Change in unrealized appreciation (depreciation)	257,963	514,181	511,205

Net gain (loss) on investments	210,387	517,930	523,709

Net increase (decrease) in net assets from operations	194,403	505,820	500,914

Contract owner transactions:
Variable annuity deposits	650	33,652	—
Terminations, withdrawals and annuity payments	(97,437)	(169,095)	(105,572)
Transfers between subaccounts, net	(12,672)	(41,105)	488,293
Maintenance charges and mortality adjustments	(4,677)	(2,442)	(11,621)

Increase (decrease) in net assets from contract transactions	(114,136)	(178,990)	371,100

Total increase (decrease) in net assets	80,267	326,830	872,014

Net assets as of December 31, 2023	$1,828,529	$1,500,876	$1,975,239

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Invesco V.I. American Franchise Series II	Invesco V.I. American Value	Invesco V.I. Balanced-Risk Allocation
Net assets as of December 31, 2021	$41,680	$3,488,051	$65,887

Investment income (loss):
Dividend distributions	—	13,489	4,269
Investment Expenses:
Mortality and expense risk and administrative charges	(406)	(25,640)	(664)

Net investment income (loss)	(406)	(12,151)	3,605

Increase (decrease) in net assets from operations:
Capital gain distributions	9,249	546,409	2,065
Realized capital gain (loss) on investments	(303)	(3,688)	(453)
Change in unrealized appreciation (depreciation)	(21,911)	(664,275)	(15,523)

Net gain (loss) on investments	(12,965)	(121,554)	(13,911)

Net increase (decrease) in net assets from operations	(13,371)	(133,705)	(10,306)

Contract owner transactions:
Variable annuity deposits	566	24,184	—
Terminations, withdrawals and annuity payments	(577)	(464,523)	(78)
Transfers between subaccounts, net	2	105,213	(1,307)
Maintenance charges and mortality adjustments	(159)	(12,757)	(119)

Increase (decrease) in net assets from contract transactions	(168)	(347,883)	(1,504)

Total increase (decrease) in net assets	(13,539)	(481,588)	(11,810)

Net assets as of December 31, 2022	$28,141	$3,006,463	$54,077

Investment income (loss):
Dividend distributions	—	10,590	—
Investment Expenses:
Mortality and expense risk and administrative charges	(310)	(23,602)	(640)

Net investment income (loss)	(310)	(13,012)	(640)

Increase (decrease) in net assets from operations:
Capital gain distributions	383	589,829	—
Realized capital gain (loss) on investments	(7,103)	(95,530)	(173)
Change in unrealized appreciation (depreciation)	16,121	(111,062)	3,808

Net gain (loss) on investments	9,401	383,237	3,635

Net increase (decrease) in net assets from operations	9,091	370,225	2,995

Contract owner transactions:
Variable annuity deposits	600	21,731	—
Terminations, withdrawals and annuity payments	(837)	(252,482)	(91)
Transfers between subaccounts, net	(19,305)	(142,877)	4,709
Maintenance charges and mortality adjustments	(108)	(11,029)	(117)

Increase (decrease) in net assets from contract transactions	(19,650)	(384,657)	4,501

Total increase (decrease) in net assets	(10,559)	(14,432)	7,496

Net assets as of December 31, 2023	$17,582	$2,992,031	$61,573

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Invesco V.I. Comstock	Invesco V.I. Core Equity	Invesco V.I. Core Plus Bond
Net assets as of December 31, 2021	$13,631,017	$36,108	$—

Investment income (loss):
Dividend distributions	156,896	148	58,363
Investment Expenses:
Mortality and expense risk and administrative charges	(90,605)	(278)	(69,151)

Net investment income (loss)	66,291	(130)	(10,788)

Increase (decrease) in net assets from operations:
Capital gain distributions	357,764	3,726	6,445
Realized capital gain (loss) on investments	571,733	(5,360)	(105,470)
Change in unrealized appreciation (depreciation)	(1,143,168)	(9,500)	(531,281)

Net gain (loss) on investments	(213,671)	(11,134)	(630,306)

Net increase (decrease) in net assets from operations	(147,380)	(11,264)	(641,094)

Contract owner transactions:
Variable annuity deposits	406,912	10,635	146,323
Terminations, withdrawals and annuity payments	(839,941)	(749)	(1,210,561)
Transfers between subaccounts, net	(1,402,475)	(12,807)	11,515,951
Maintenance charges and mortality adjustments	(41,793)	(105)	(22,301)

Increase (decrease) in net assets from contract transactions	(1,877,297)	(3,026)	10,429,412

Total increase (decrease) in net assets	(2,024,677)	(14,290)	9,788,318

Net assets as of December 31, 2022	$11,606,340	$21,818	$9,788,318

Investment income (loss):
Dividend distributions	174,226	4,180	262,560
Investment Expenses:
Mortality and expense risk and administrative charges	(86,441)	(4,731)	(98,799)

Net investment income (loss)	87,785	(551)	163,761

Increase (decrease) in net assets from operations:
Capital gain distributions	1,254,724	20,761	—
Realized capital gain (loss) on investments	168,888	(431)	(85,748)
Change in unrealized appreciation (depreciation)	(415,650)	63,948	444,577

Net gain (loss) on investments	1,007,962	84,278	358,829

Net increase (decrease) in net assets from operations	1,095,747	83,727	522,590

Contract owner transactions:
Variable annuity deposits	178,217	—	679,624
Terminations, withdrawals and annuity payments	(1,206,733)	(19,672)	(1,400,341)
Transfers between subaccounts, net	(95,742)	849,750	1,750,212
Maintenance charges and mortality adjustments	(39,303)	(484)	(37,566)

Increase (decrease) in net assets from contract transactions	(1,163,561)	829,594	991,929

Total increase (decrease) in net assets	(67,814)	913,321	1,514,519

Net assets as of December 31, 2023	$11,538,526	$935,139	$11,302,837

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Invesco V.I. Discovery Mid Cap Growth	Invesco V.I. Equally-Weighted S&P 500	Invesco V.I. Equity and Income
Net assets as of December 31, 2021	$5,739,078	$—	$9,742,606

Investment income (loss):
Dividend distributions	—	4,499	131,666
Investment Expenses:
Mortality and expense risk and administrative charges	(32,523)	(1,776)	(73,287)

Net investment income (loss)	(32,523)	2,723	58,379

Increase (decrease) in net assets from operations:
Capital gain distributions	1,295,109	30,339	1,214,933
Realized capital gain (loss) on investments	(71,045)	(6,646)	80,258
Change in unrealized appreciation (depreciation)	(2,972,810)	(48,615)	(2,225,850)

Net gain (loss) on investments	(1,748,746)	(24,922)	(930,659)

Net increase (decrease) in net assets from operations	(1,781,269)	(22,199)	(872,280)

Contract owner transactions:
Variable annuity deposits	254,266	—	55,501
Terminations, withdrawals and annuity payments	(252,538)	(4,745)	(644,729)
Transfers between subaccounts, net	(181,468)	560,714	793,899
Maintenance charges and mortality adjustments	(12,051)	(362)	(39,875)

Increase (decrease) in net assets from contract transactions	(191,791)	555,607	164,796

Total increase (decrease) in net assets	(1,973,060)	533,408	(707,484)

Net assets as of December 31, 2022	$3,766,018	$533,408	$9,035,122

Investment income (loss):
Dividend distributions	—	7,054	151,384
Investment Expenses:
Mortality and expense risk and administrative charges	(27,082)	(2,743)	(64,114)

Net investment income (loss)	(27,082)	4,311	87,270

Increase (decrease) in net assets from operations:
Capital gain distributions	—	45,339	459,597
Realized capital gain (loss) on investments	(366,469)	(3,048)	(98,165)
Change in unrealized appreciation (depreciation)	782,966	24,313	367,976

Net gain (loss) on investments	416,497	66,604	729,408

Net increase (decrease) in net assets from operations	389,415	70,915	816,678

Contract owner transactions:
Variable annuity deposits	125,360	23,788	54,315
Terminations, withdrawals and annuity payments	(396,660)	(39,414)	(1,227,935)
Transfers between subaccounts, net	(331,015)	43,732	113,597
Maintenance charges and mortality adjustments	(11,839)	(595)	(38,215)

Increase (decrease) in net assets from contract transactions	(614,154)	27,511	(1,098,238)

Total increase (decrease) in net assets	(224,739)	98,426	(281,560)

Net assets as of December 31, 2023	$3,541,279	$631,834	$8,753,562

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Invesco V.I. EVQ International Equity Fund	Invesco V.I. Global	Invesco V.I. Global Core Equity
Net assets as of December 31, 2021	$27,072,053	$5,295,254	$36,852

Investment income (loss):
Dividend distributions	273,589	—	3
Investment Expenses:
Mortality and expense risk and administrative charges	(179,229)	(31,070)	(173)

Net investment income (loss)	94,360	(31,070)	(170)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,140,116	694,516	911
Realized capital gain (loss) on investments	(186,972)	4,675	487
Change in unrealized appreciation (depreciation)	(7,007,447)	(2,378,848)	(5,858)

Net gain (loss) on investments	(5,054,303)	(1,679,657)	(4,460)

Net increase (decrease) in net assets from operations	(4,959,943)	(1,710,727)	(4,630)

Contract owner transactions:
Variable annuity deposits	200,981	56,226	—
Terminations, withdrawals and annuity payments	(2,760,290)	(143,002)	—
Transfers between subaccounts, net	(1,555,938)	60,475	(19,567)
Maintenance charges and mortality adjustments	(73,833)	(8,442)	(27)

Increase (decrease) in net assets from contract transactions	(4,189,080)	(34,743)	(19,594)

Total increase (decrease) in net assets	(9,149,023)	(1,745,470)	(24,224)

Net assets as of December 31, 2022	$17,923,030	$3,549,784	$12,628

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(167,838)	(32,072)	(138)

Net investment income (loss)	(167,838)	(32,072)	(138)

Increase (decrease) in net assets from operations:
Capital gain distributions	13,736	482,183	—
Realized capital gain (loss) on investments	(334,563)	(67,998)	(1,185)
Change in unrealized appreciation (depreciation)	3,333,581	780,857	3,780

Net gain (loss) on investments	3,012,754	1,195,042	2,595

Net increase (decrease) in net assets from operations	2,844,916	1,162,970	2,457

Contract owner transactions:
Variable annuity deposits	287,314	121,111	—
Terminations, withdrawals and annuity payments	(2,470,127)	(354,042)	(13,417)
Transfers between subaccounts, net	440,951	(56,848)	40,019
Maintenance charges and mortality adjustments	(70,397)	(8,704)	(19)

Increase (decrease) in net assets from contract transactions	(1,812,259)	(298,483)	26,583

Total increase (decrease) in net assets	1,032,657	864,487	29,040

Net assets as of December 31, 2023	$18,955,687	$4,414,271	$41,668

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Invesco V.I. Global Real Estate Series I	Invesco V.I. Global Real Estate Series II	Invesco V.I. Global Strategic Income
Net assets as of December 31, 2021	$8,775,728	$290,777	$2,341

Investment income (loss):
Dividend distributions	188,530	3,664	—
Investment Expenses:
Mortality and expense risk and administrative charges	(51,669)	(456)	(25)

Net investment income (loss)	136,861	3,208	(25)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(49,521)	(7,665)	(40)
Change in unrealized appreciation (depreciation)	(2,148,727)	(59,960)	(240)

Net gain (loss) on investments	(2,198,248)	(67,625)	(280)

Net increase (decrease) in net assets from operations	(2,061,387)	(64,417)	(305)

Contract owner transactions:
Variable annuity deposits	94,245	3,376	—
Terminations, withdrawals and annuity payments	(708,512)	(104,866)	(105)
Transfers between subaccounts, net	(469,152)	(72)	—
Maintenance charges and mortality adjustments	(27,261)	(425)	(4)

Increase (decrease) in net assets from contract transactions	(1,110,680)	(101,987)	(109)

Total increase (decrease) in net assets	(3,172,067)	(166,404)	(414)

Net assets as of December 31, 2022	$5,603,661	$124,373	$1,927

Investment income (loss):
Dividend distributions	77,620	1,292	—
Investment Expenses:
Mortality and expense risk and administrative charges	(40,823)	(283)	(23)

Net investment income (loss)	36,797	1,009	(23)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(178,084)	(6,198)	(27)
Change in unrealized appreciation (depreciation)	562,286	16,400	184

Net gain (loss) on investments	384,202	10,202	157

Net increase (decrease) in net assets from operations	420,999	11,211	134

Contract owner transactions:
Variable annuity deposits	105,109	10,994	—
Terminations, withdrawals and annuity payments	(674,575)	(25,320)	(96)
Transfers between subaccounts, net	(24,052)	11,592	—
Maintenance charges and mortality adjustments	(22,475)	(350)	(3)

Increase (decrease) in net assets from contract transactions	(615,993)	(3,084)	(99)

Total increase (decrease) in net assets	(194,994)	8,127	35

Net assets as of December 31, 2023	$5,408,667	$132,500	$1,962

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Invesco V.I. Government Money Market	Invesco V.I. Government Securities	Invesco V.I. Growth and Income
Net assets as of December 31, 2021	$27,935,440	$12,742,365	$16,513

Investment income (loss):
Dividend distributions	609,356	181,939	201
Investment Expenses:
Mortality and expense risk and administrative charges	(349,147)	(85,920)	(194)

Net investment income (loss)	260,209	96,019	7

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	1,475
Realized capital gain (loss) on investments	—	(322,590)	(4)
Change in unrealized appreciation (depreciation)	—	(1,151,739)	(2,661)

Net gain (loss) on investments	—	(1,474,329)	(1,190)

Net increase (decrease) in net assets from operations	260,209	(1,378,310)	(1,183)

Contract owner transactions:
Variable annuity deposits	3,669,608	79,528	—
Terminations, withdrawals and annuity payments	(6,170,020)	(1,041,362)	—
Transfers between subaccounts, net	15,428,010	(285,876)	—
Maintenance charges and mortality adjustments	(119,510)	(44,409)	(31)

Increase (decrease) in net assets from contract transactions	12,808,088	(1,292,119)	(31)

Total increase (decrease) in net assets	13,068,297	(2,670,429)	(1,214)

Net assets as of December 31, 2022	$41,003,737	$10,071,936	$15,299

Investment income (loss):
Dividend distributions	1,623,792	170,244	506
Investment Expenses:
Mortality and expense risk and administrative charges	(283,784)	(80,288)	(241)

Net investment income (loss)	1,340,008	89,956	265

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	4,952
Realized capital gain (loss) on investments	—	(340,234)	(25)
Change in unrealized appreciation (depreciation)	—	580,686	(1,274)

Net gain (loss) on investments	—	240,452	3,653

Net increase (decrease) in net assets from operations	1,340,008	330,408	3,918

Contract owner transactions:
Variable annuity deposits	2,650,996	80,267	—
Terminations, withdrawals and annuity payments	(6,742,967)	(1,437,375)	(166)
Transfers between subaccounts, net	(3,033,112)	468,415	22,174
Maintenance charges and mortality adjustments	(141,592)	(55,289)	(69)

Increase (decrease) in net assets from contract transactions	(7,266,675)	(943,982)	21,939

Total increase (decrease) in net assets	(5,926,667)	(613,574)	25,857

Net assets as of December 31, 2023	$35,077,070	$9,458,362	$41,156

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Invesco V.I. Health Care Series I	Invesco V.I. Health Care Series II	Invesco V.I. Main Street Mid Cap Fund®
Net assets as of December 31, 2021	$8,105,191	$28,244	$9,721,279

Investment income (loss):
Dividend distributions	—	—	5,912
Investment Expenses:
Mortality and expense risk and administrative charges	(54,377)	(412)	(74,659)

Net investment income (loss)	(54,377)	(412)	(68,747)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,015,527	1,829	1,805,737
Realized capital gain (loss) on investments	(25,843)	(442)	(129,550)
Change in unrealized appreciation (depreciation)	(2,037,475)	(4,326)	(3,106,712)

Net gain (loss) on investments	(1,047,791)	(2,939)	(1,430,525)

Net increase (decrease) in net assets from operations	(1,102,168)	(3,351)	(1,499,272)

Contract owner transactions:
Variable annuity deposits	106,307	178,983	160,893
Terminations, withdrawals and annuity payments	(456,818)	(11,600)	(974,898)
Transfers between subaccounts, net	769,161	(657)	542,865
Maintenance charges and mortality adjustments	(27,898)	(66)	(24,487)

Increase (decrease) in net assets from contract transactions	390,752	166,660	(295,627)

Total increase (decrease) in net assets	(711,416)	163,309	(1,794,899)

Net assets as of December 31, 2022	$7,393,775	$191,553	$7,926,380

Investment income (loss):
Dividend distributions	—	—	3,125
Investment Expenses:
Mortality and expense risk and administrative charges	(46,356)	(2,320)	(69,801)

Net investment income (loss)	(46,356)	(2,320)	(66,676)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(204,623)	(37)	(404,135)
Change in unrealized appreciation (depreciation)	349,023	5,238	1,430,013

Net gain (loss) on investments	144,400	5,201	1,025,878

Net increase (decrease) in net assets from operations	98,044	2,881	959,202

Contract owner transactions:
Variable annuity deposits	44,415	—	167,724
Terminations, withdrawals and annuity payments	(853,418)	—	(1,413,312)
Transfers between subaccounts, net	(1,043,984)	—	475,406
Maintenance charges and mortality adjustments	(32,007)	(54)	(31,676)

Increase (decrease) in net assets from contract transactions	(1,884,994)	(54)	(801,858)

Total increase (decrease) in net assets	(1,786,950)	2,827	157,344

Net assets as of December 31, 2023	$5,606,825	$194,380	$8,083,724

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Invesco V.I. Main Street Small Cap Fund®	Invesco V.I. Small Cap Equity	Invesco Value Opportunities
Net assets as of December 31, 2021	$15,755,795	$43,345	$2,437,161

Investment income (loss):
Dividend distributions	31,950	—	15,493
Investment Expenses:
Mortality and expense risk and administrative charges	(120,067)	(69)	(20,506)

Net investment income (loss)	(88,117)	(69)	(5,013)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,497,041	5,365	187,234
Realized capital gain (loss) on investments	118,597	153	72,819
Change in unrealized appreciation (depreciation)	(4,215,384)	(12,922)	(252,884)

Net gain (loss) on investments	(2,599,746)	(7,404)	7,169

Net increase (decrease) in net assets from operations	(2,687,863)	(7,473)	2,156

Contract owner transactions:
Variable annuity deposits	166,446	—	28,435
Terminations, withdrawals and annuity payments	(1,307,185)	(609)	(157,948)
Transfers between subaccounts, net	156,104	(9,369)	(40,391)
Maintenance charges and mortality adjustments	(59,117)	(54)	(4,413)

Increase (decrease) in net assets from contract transactions	(1,043,752)	(10,032)	(174,317)

Total increase (decrease) in net assets	(3,731,615)	(17,505)	(172,161)

Net assets as of December 31, 2022	$12,024,180	$25,840	$2,265,000

Investment income (loss):
Dividend distributions	105,244	—	5,143
Investment Expenses:
Mortality and expense risk and administrative charges	(107,903)	(281)	(20,666)

Net investment income (loss)	(2,659)	(281)	(15,523)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,478	51,037
Realized capital gain (loss) on investments	(17,302)	(112)	56,265
Change in unrealized appreciation (depreciation)	1,816,889	10,190	225,212

Net gain (loss) on investments	1,799,587	12,556	332,514

Net increase (decrease) in net assets from operations	1,796,928	12,275	316,991

Contract owner transactions:
Variable annuity deposits	66,945	—	47,849
Terminations, withdrawals and annuity payments	(1,698,591)	(1,428)	(168,086)
Transfers between subaccounts, net	(120,348)	91,276	74,564
Maintenance charges and mortality adjustments	(59,738)	(169)	(4,043)

Increase (decrease) in net assets from contract transactions	(1,811,732)	89,679	(49,716)

Total increase (decrease) in net assets	(14,804)	101,954	267,275

Net assets as of December 31, 2023	$12,009,376	$127,794	$2,532,275

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Janus Henderson Adaptive Risk Managed U.S. Equity	Janus Henderson Mid Cap Value	Janus Henderson Overseas
Net assets as of December 31, 2021	$984,922	$103,029	$3,188,030

Investment income (loss):
Dividend distributions	11,674	471	41,904
Investment Expenses:
Mortality and expense risk and administrative charges	(7,643)	(579)	(32,936)

Net investment income (loss)	4,031	(108)	8,968

Increase (decrease) in net assets from operations:
Capital gain distributions	5,008	2,919	—
Realized capital gain (loss) on investments	(24,323)	394	34,388
Change in unrealized appreciation (depreciation)	(134,844)	(9,096)	(423,744)

Net gain (loss) on investments	(154,159)	(5,783)	(389,356)

Net increase (decrease) in net assets from operations	(150,128)	(5,891)	(380,388)

Contract owner transactions:
Variable annuity deposits	25,801	1,998	80,646
Terminations, withdrawals and annuity payments	(80,809)	(11,399)	(254,722)
Transfers between subaccounts, net	(28,110)	(26,656)	866,093
Maintenance charges and mortality adjustments	(1,298)	(208)	(11,330)

Increase (decrease) in net assets from contract transactions	(84,416)	(36,265)	680,687

Total increase (decrease) in net assets	(234,544)	(42,156)	300,299

Net assets as of December 31, 2022	$750,378	$60,873	$3,488,329

Investment income (loss):
Dividend distributions	2,591	483	43,753
Investment Expenses:
Mortality and expense risk and administrative charges	(6,550)	(564)	(35,371)

Net investment income (loss)	(3,959)	(81)	8,382

Increase (decrease) in net assets from operations:
Capital gain distributions	22,056	4,958	—
Realized capital gain (loss) on investments	(32,824)	(174)	71,668
Change in unrealized appreciation (depreciation)	108,487	1,251	268,256

Net gain (loss) on investments	97,719	6,035	339,924

Net increase (decrease) in net assets from operations	93,760	5,954	348,306

Contract owner transactions:
Variable annuity deposits	22,754	2,057	77,387
Terminations, withdrawals and annuity payments	(129,622)	(2,274)	(302,518)
Transfers between subaccounts, net	(12,828)	383	543,893
Maintenance charges and mortality adjustments	(1,393)	(81)	(10,058)

Increase (decrease) in net assets from contract transactions	(121,089)	85	308,704

Total increase (decrease) in net assets	(27,329)	6,039	657,010

Net assets as of December 31, 2023	$723,049	$66,912	$4,145,339

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Janus Henderson VIT Enterprise	Janus Henderson VIT Mid Cap Value	Janus Henderson VIT Overseas
Net assets as of December 31, 2021	$32,955,185	$199,769	$452,944

Investment income (loss):
Dividend distributions	22,522	2,403	6,541
Investment Expenses:
Mortality and expense risk and administrative charges	(232,461)	(892)	(1,774)

Net investment income (loss)	(209,939)	1,511	4,767

Increase (decrease) in net assets from operations:
Capital gain distributions	4,930,931	15,735	—
Realized capital gain (loss) on investments	320,533	(174)	(9,850)
Change in unrealized appreciation (depreciation)	(10,567,840)	(28,901)	(48,033)

Net gain (loss) on investments	(5,316,376)	(13,340)	(57,883)

Net increase (decrease) in net assets from operations	(5,526,315)	(11,829)	(53,116)

Contract owner transactions:
Variable annuity deposits	810,066	13,506	2,184
Terminations, withdrawals and annuity payments	(2,808,764)	(5,911)	(14,101)
Transfers between subaccounts, net	(25,627)	11,914	(21,819)
Maintenance charges and mortality adjustments	(80,587)	(211)	(169)

Increase (decrease) in net assets from contract transactions	(2,104,912)	19,298	(33,905)

Total increase (decrease) in net assets	(7,631,227)	7,469	(87,021)

Net assets as of December 31, 2022	$25,323,958	$207,238	$365,923

Investment income (loss):
Dividend distributions	23,849	2,557	6,911
Investment Expenses:
Mortality and expense risk and administrative charges	(224,707)	(1,213)	(4,254)

Net investment income (loss)	(200,858)	1,344	2,657

Increase (decrease) in net assets from operations:
Capital gain distributions	2,040,018	5,585	—
Realized capital gain (loss) on investments	172,806	(161)	32,129
Change in unrealized appreciation (depreciation)	2,098,919	26,308	34,120

Net gain (loss) on investments	4,311,743	31,732	66,249

Net increase (decrease) in net assets from operations	4,110,885	33,076	68,906

Contract owner transactions:
Variable annuity deposits	754,199	25,302	8,353
Terminations, withdrawals and annuity payments	(3,441,662)	(2,145)	(13,783)
Transfers between subaccounts, net	719,878	89,608	176,883
Maintenance charges and mortality adjustments	(96,281)	(230)	(404)

Increase (decrease) in net assets from contract transactions	(2,063,866)	112,535	171,049

Total increase (decrease) in net assets	2,047,019	145,611	239,955

Net assets as of December 31, 2023	$27,370,977	$352,849	$605,878

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Janus Henderson VIT Research	Lord Abbett Series Bond-Debenture VC	Lord Abbett Series Developing Growth VC
Net assets as of December 31, 2021	$19,748,761	$5,091,357	$2,468,243

Investment income (loss):
Dividend distributions	—	196,420	—
Investment Expenses:
Mortality and expense risk and administrative charges	(110,085)	(32,529)	(12,267)

Net investment income (loss)	(110,085)	163,891	(12,267)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,254,194	12,085	—
Realized capital gain (loss) on investments	657,914	(76,821)	(267,157)
Change in unrealized appreciation (depreciation)	(8,393,985)	(778,788)	(600,700)

Net gain (loss) on investments	(5,481,877)	(843,524)	(867,857)

Net increase (decrease) in net assets from operations	(5,591,962)	(679,633)	(880,124)

Contract owner transactions:
Variable annuity deposits	113,618	173,525	119,152
Terminations, withdrawals and annuity payments	(1,584,205)	(344,786)	(117,282)
Transfers between subaccounts, net	(2,617,459)	(28,196)	(167,713)
Maintenance charges and mortality adjustments	(26,038)	(9,889)	(3,384)

Increase (decrease) in net assets from contract transactions	(4,114,084)	(209,346)	(169,227)

Total increase (decrease) in net assets	(9,706,046)	(888,979)	(1,049,351)

Net assets as of December 31, 2022	$10,042,715	$4,202,378	$1,418,892

Investment income (loss):
Dividend distributions	7,242	213,989	—
Investment Expenses:
Mortality and expense risk and administrative charges	(98,892)	(30,275)	(9,475)

Net investment income (loss)	(91,650)	183,714	(9,475)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	325,199	(135,474)	(241,826)
Change in unrealized appreciation (depreciation)	3,843,236	187,753	351,650

Net gain (loss) on investments	4,168,435	52,279	109,824

Net increase (decrease) in net assets from operations	4,076,785	235,993	100,349

Contract owner transactions:
Variable annuity deposits	356,327	128,055	15,071
Terminations, withdrawals and annuity payments	(1,840,718)	(636,934)	(98,236)
Transfers between subaccounts, net	1,444,120	342,256	(197,463)
Maintenance charges and mortality adjustments	(39,177)	(17,226)	(3,711)

Increase (decrease) in net assets from contract transactions	(79,448)	(183,849)	(284,339)

Total increase (decrease) in net assets	3,997,337	52,144	(183,990)

Net assets as of December 31, 2023	$14,040,052	$4,254,522	$1,234,902

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Lord Abbett Series Dividend Growth VC	Lord Abbett Series Growth Opportunities VC	Lord Abbett Series Mid Cap Stock VC
Net assets as of December 31, 2021	$19,966	$—	$68,288

Investment income (loss):
Dividend distributions	—	—	334
Investment Expenses:
Mortality and expense risk and administrative charges	(82)	(13)	(307)

Net investment income (loss)	(82)	(13)	27

Increase (decrease) in net assets from operations:
Capital gain distributions	—	1,320	2,776
Realized capital gain (loss) on investments	(2,769)	(2,119)	(2,355)
Change in unrealized appreciation (depreciation)	(696)	—	(10,070)

Net gain (loss) on investments	(3,465)	(799)	(9,649)

Net increase (decrease) in net assets from operations	(3,547)	(812)	(9,622)

Contract owner transactions:
Variable annuity deposits	—	11,107	—
Terminations, withdrawals and annuity payments	(316)	(10,288)	(20,260)
Transfers between subaccounts, net	(16,071)	2	644
Maintenance charges and mortality adjustments	(32)	(9)	(166)

Increase (decrease) in net assets from contract transactions	(16,419)	812	(19,782)

Total increase (decrease) in net assets	(19,966)	—	(29,404)

Net assets as of December 31, 2022	$—	$—	$38,884

Investment income (loss):
Dividend distributions	434	—	302
Investment Expenses:
Mortality and expense risk and administrative charges	(9)	—	(104)

Net investment income (loss)	425	—	198

Increase (decrease) in net assets from operations:
Capital gain distributions	2,848	—	1,712
Realized capital gain (loss) on investments	—	—	(42)
Change in unrealized appreciation (depreciation)	(1,353)	25	5,008

Net gain (loss) on investments	1,495	25	6,678

Net increase (decrease) in net assets from operations	1,920	25	6,876

Contract owner transactions:
Variable annuity deposits	58,282	2,779	23,313
Terminations, withdrawals and annuity payments	—	—	(731)
Transfers between subaccounts, net	287	—	198
Maintenance charges and mortality adjustments	—	—	(81)

Increase (decrease) in net assets from contract transactions	58,569	2,779	22,699

Total increase (decrease) in net assets	60,489	2,804	29,575

Net assets as of December 31, 2023	$60,489	$2,804	$68,459

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Lord Abbett Series Total Return VC	LVIP JPMorgan Core Bond Fund (a)	LVIP JPMorgan Small Cap Core Fund (a)
Net assets as of December 31, 2021	$411,501	$4,848,816	$324,542

Investment income (loss):
Dividend distributions	18,927	79,929	231
Investment Expenses:
Mortality and expense risk and administrative charges	(1,663)	(30,980)	(1,155)

Net investment income (loss)	17,264	48,949	(924)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,116	24,145	56,445
Realized capital gain (loss) on investments	(761)	(156,224)	952
Change in unrealized appreciation (depreciation)	(88,345)	(576,902)	(119,291)

Net gain (loss) on investments	(87,990)	(708,981)	(61,894)

Net increase (decrease) in net assets from operations	(70,726)	(660,032)	(62,818)

Contract owner transactions:
Variable annuity deposits	150,576	919,406	8,038
Terminations, withdrawals and annuity payments	(710)	(490,910)	—
Transfers between subaccounts, net	49,310	(932,019)	(15,941)
Maintenance charges and mortality adjustments	(402)	(13,948)	(219)

Increase (decrease) in net assets from contract transactions	198,774	(517,471)	(8,122)

Total increase (decrease) in net assets	128,048	(1,177,503)	(70,940)

Net assets as of December 31, 2022	$539,549	$3,671,313	$253,602

Investment income (loss):
Dividend distributions	23,236	126,603	2,706
Investment Expenses:
Mortality and expense risk and administrative charges	(1,791)	(26,887)	(1,139)

Net investment income (loss)	21,445	99,716	1,567

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	2,316
Realized capital gain (loss) on investments	(4,485)	(82,755)	(390)
Change in unrealized appreciation (depreciation)	14,052	186,222	29,233

Net gain (loss) on investments	9,567	103,467	31,159

Net increase (decrease) in net assets from operations	31,012	203,183	32,726

Contract owner transactions:
Variable annuity deposits	2,362	770,954	11,371
Terminations, withdrawals and annuity payments	(11,232)	(450,756)	—
Transfers between subaccounts, net	(15,455)	(73,972)	—
Maintenance charges and mortality adjustments	(482)	(9,148)	(228)

Increase (decrease) in net assets from contract transactions	(24,807)	237,078	11,143

Total increase (decrease) in net assets	6,205	440,261	43,869

Net assets as of December 31, 2023	$545,754	$4,111,574	$297,471

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	LVIP JPMorgan US Equity Fund (a)	MFS® VIT Emerging Markets Equity	MFS® VIT Global Tactical Allocation
Net assets as of December 31, 2021	$163,932	$81,010	$6,331

Investment income (loss):
Dividend distributions	393	2,742	112
Investment Expenses:
Mortality and expense risk and administrative charges	(2,278)	(796)	(72)

Net investment income (loss)	(1,885)	1,946	40

Increase (decrease) in net assets from operations:
Capital gain distributions	26,346	4,885	394
Realized capital gain (loss) on investments	11,740	(5,968)	(218)
Change in unrealized appreciation (depreciation)	(83,442)	(19,630)	(743)

Net gain (loss) on investments	(45,356)	(20,713)	(567)

Net increase (decrease) in net assets from operations	(47,241)	(18,767)	(527)

Contract owner transactions:
Variable annuity deposits	2,920	—	—
Terminations, withdrawals and annuity payments	(2,969)	(9,133)	(966)
Transfers between subaccounts, net	147,359	2,381	—
Maintenance charges and mortality adjustments	(171)	(266)	(12)

Increase (decrease) in net assets from contract transactions	147,139	(7,018)	(978)

Total increase (decrease) in net assets	99,898	(25,785)	(1,505)

Net assets as of December 31, 2022	$263,830	$55,225	$4,826

Investment income (loss):
Dividend distributions	3,624	677	7
Investment Expenses:
Mortality and expense risk and administrative charges	(2,629)	(661)	(59)

Net investment income (loss)	995	16	(52)

Increase (decrease) in net assets from operations:
Capital gain distributions	13,954	—	189
Realized capital gain (loss) on investments	283	(1,119)	(257)
Change in unrealized appreciation (depreciation)	52,338	6,368	432

Net gain (loss) on investments	66,575	5,249	364

Net increase (decrease) in net assets from operations	67,570	5,265	312

Contract owner transactions:
Variable annuity deposits	—	3,989	—
Terminations, withdrawals and annuity payments	(4,188)	(1,417)	(958)
Transfers between subaccounts, net	(787)	(1,780)	—
Maintenance charges and mortality adjustments	(148)	(223)	(8)

Increase (decrease) in net assets from contract transactions	(5,123)	569	(966)

Total increase (decrease) in net assets	62,447	5,834	(654)

Net assets as of December 31, 2023	$326,277	$61,059	$4,172

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	MFS® VIT High Yield	MFS® VIT II MA Investors Growth Stock	MFS® VIT II Research International
Net assets as of December 31, 2021	$56,077	$—	$9,780,443

Investment income (loss):
Dividend distributions	—	—	132,024
Investment Expenses:
Mortality and expense risk and administrative charges	(45)	(232)	(72,172)

Net investment income (loss)	(45)	(232)	59,852

Increase (decrease) in net assets from operations:
Capital gain distributions	—	10,479	184,819
Realized capital gain (loss) on investments	(4,624)	(80)	(201,637)
Change in unrealized appreciation (depreciation)	(140)	(24,492)	(2,006,013)

Net gain (loss) on investments	(4,764)	(14,093)	(2,022,831)

Net increase (decrease) in net assets from operations	(4,809)	(14,325)	(1,962,979)

Contract owner transactions:
Variable annuity deposits	—	73,482	776,689
Terminations, withdrawals and annuity payments	(304)	(3,333)	(876,476)
Transfers between subaccounts, net	(50,929)	96,964	(939,525)
Maintenance charges and mortality adjustments	(35)	(34)	(24,586)

Increase (decrease) in net assets from contract transactions	(51,268)	167,079	(1,063,898)

Total increase (decrease) in net assets	(56,077)	152,754	(3,026,877)

Net assets as of December 31, 2022	$—	$152,754	$6,753,566

Investment income (loss):
Dividend distributions	—	94	66,856
Investment Expenses:
Mortality and expense risk and administrative charges	—	(447)	(74,153)

Net investment income (loss)	—	(353)	(7,297)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	10,184	—
Realized capital gain (loss) on investments	—	(1,012)	9,934
Change in unrealized appreciation (depreciation)	—	28,394	885,264

Net gain (loss) on investments	—	37,566	895,198

Net increase (decrease) in net assets from operations	—	37,213	887,901

Contract owner transactions:
Variable annuity deposits	—	—	456,116
Terminations, withdrawals and annuity payments	—	(10,000)	(987,209)
Transfers between subaccounts, net	—	29,276	1,225,196
Maintenance charges and mortality adjustments	—	(142)	(29,033)

Increase (decrease) in net assets from contract transactions	—	19,134	665,070

Total increase (decrease) in net assets	—	56,347	1,552,971

Net assets as of December 31, 2023	$—	$209,101	$8,306,537

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	MFS® VIT International Intrinsic Value	MFS® VIT Investors Trust	MFS® VIT New Discovery
Net assets as of December 31, 2021	$2,437,781	$88,680	$409,002

Investment income (loss):
Dividend distributions	9,140	399	—
Investment Expenses:
Mortality and expense risk and administrative charges	(20,702)	(778)	(1,376)

Net investment income (loss)	(11,562)	(379)	(1,376)

Increase (decrease) in net assets from operations:
Capital gain distributions	80,490	13,533	109,491
Realized capital gain (loss) on investments	19,435	(4,192)	(28,791)
Change in unrealized appreciation (depreciation)	(707,409)	(26,587)	(203,070)

Net gain (loss) on investments	(607,484)	(17,246)	(122,370)

Net increase (decrease) in net assets from operations	(619,046)	(17,625)	(123,746)

Contract owner transactions:
Variable annuity deposits	59,384	27,012	78,365
Terminations, withdrawals and annuity payments	(322,146)	(13,099)	(87,343)
Transfers between subaccounts, net	76,613	23	(9,855)
Maintenance charges and mortality adjustments	(2,661)	(202)	(703)

Increase (decrease) in net assets from contract transactions	(188,810)	13,734	(19,536)

Total increase (decrease) in net assets	(807,856)	(3,891)	(143,282)

Net assets as of December 31, 2022	$1,629,925	$84,789	$265,720

Investment income (loss):
Dividend distributions	6,361	415	—
Investment Expenses:
Mortality and expense risk and administrative charges	(15,204)	(801)	(1,196)

Net investment income (loss)	(8,843)	(386)	(1,196)

Increase (decrease) in net assets from operations:
Capital gain distributions	101,835	5,059	—
Realized capital gain (loss) on investments	31,753	(2,857)	(36,807)
Change in unrealized appreciation (depreciation)	101,935	15,765	72,796

Net gain (loss) on investments	235,523	17,967	35,989

Net increase (decrease) in net assets from operations	226,680	17,581	34,793

Contract owner transactions:
Variable annuity deposits	15,855	55,815	8,353
Terminations, withdrawals and annuity payments	(442,915)	(22,498)	(70,997)
Transfers between subaccounts, net	(30,406)	(24)	14,988
Maintenance charges and mortality adjustments	(2,279)	(136)	(676)

Increase (decrease) in net assets from contract transactions	(459,745)	33,157	(48,332)

Total increase (decrease) in net assets	(233,065)	50,738	(13,539)

Net assets as of December 31, 2023	$1,396,860	$135,527	$252,181

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	MFS® VIT Research	MFS® VIT Total Return	MFS® VIT Total Return Bond
Net assets as of December 31, 2021	$48,309	$18,726,542	$306,924

Investment income (loss):
Dividend distributions	79	256,707	7,169
Investment Expenses:
Mortality and expense risk and administrative charges	(102)	(130,326)	(1,315)

Net investment income (loss)	(23)	126,381	5,854

Increase (decrease) in net assets from operations:
Capital gain distributions	5,268	1,526,684	3,394
Realized capital gain (loss) on investments	102	95,282	(2,652)
Change in unrealized appreciation (depreciation)	(13,750)	(3,692,920)	(53,308)

Net gain (loss) on investments	(8,380)	(2,070,954)	(52,566)

Net increase (decrease) in net assets from operations	(8,403)	(1,944,573)	(46,712)

Contract owner transactions:
Variable annuity deposits	—	140,014	84,011
Terminations, withdrawals and annuity payments	(1,869)	(1,469,966)	(13,225)
Transfers between subaccounts, net	—	859,504	(25,234)
Maintenance charges and mortality adjustments	(80)	(69,839)	(501)

Increase (decrease) in net assets from contract transactions	(1,949)	(540,287)	45,051

Total increase (decrease) in net assets	(10,352)	(2,484,860)	(1,661)

Net assets as of December 31, 2022	$37,957	$16,241,682	$305,263

Investment income (loss):
Dividend distributions	101	271,983	9,077
Investment Expenses:
Mortality and expense risk and administrative charges	(101)	(115,780)	(1,295)

Net investment income (loss)	—	156,203	7,782

Increase (decrease) in net assets from operations:
Capital gain distributions	2,239	649,164	—
Realized capital gain (loss) on investments	(80)	(105,414)	(2,788)
Change in unrealized appreciation (depreciation)	5,876	604,212	14,776

Net gain (loss) on investments	8,035	1,147,962	11,988

Net increase (decrease) in net assets from operations	8,035	1,304,165	19,770

Contract owner transactions:
Variable annuity deposits	—	219,932	—
Terminations, withdrawals and annuity payments	(1,861)	(2,244,182)	(15,952)
Transfers between subaccounts, net	—	(956,764)	(7)
Maintenance charges and mortality adjustments	(82)	(85,642)	(585)

Increase (decrease) in net assets from contract transactions	(1,943)	(3,066,656)	(16,544)

Total increase (decrease) in net assets	6,092	(1,762,491)	3,226

Net assets as of December 31, 2023	$44,049	$14,479,191	$308,489

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	MFS® VIT Utilities	Morgan Stanley VIF Emerging Markets Debt	Morgan Stanley VIF Emerging Markets Equity
Net assets as of December 31, 2021	$15,337,441	$155,901	$5,567,401

Investment income (loss):
Dividend distributions	359,809	9,707	15,344
Investment Expenses:
Mortality and expense risk and administrative charges	(116,302)	(323)	(33,209)

Net investment income (loss)	243,507	9,384	(17,865)

Increase (decrease) in net assets from operations:
Capital gain distributions	632,627	—	438,603
Realized capital gain (loss) on investments	263,869	(696)	(101,784)
Change in unrealized appreciation (depreciation)	(1,246,504)	(38,201)	(1,734,039)

Net gain (loss) on investments	(350,008)	(38,897)	(1,397,220)

Net increase (decrease) in net assets from operations	(106,501)	(29,513)	(1,415,085)

Contract owner transactions:
Variable annuity deposits	161,471	1	88,008
Terminations, withdrawals and annuity payments	(1,421,657)	(2,049)	(406,652)
Transfers between subaccounts, net	1,973,649	—	(5,915)
Maintenance charges and mortality adjustments	(54,402)	(21)	(14,002)

Increase (decrease) in net assets from contract transactions	659,061	(2,069)	(338,561)

Total increase (decrease) in net assets	552,560	(31,582)	(1,753,646)

Net assets as of December 31, 2022	$15,890,001	$124,319	$3,813,755

Investment income (loss):
Dividend distributions	467,290	7,276	60,063
Investment Expenses:
Mortality and expense risk and administrative charges	(110,873)	(236)	(29,787)

Net investment income (loss)	356,417	7,040	30,276

Increase (decrease) in net assets from operations:
Capital gain distributions	783,812	—	67,269
Realized capital gain (loss) on investments	128,280	(15,988)	(119,702)
Change in unrealized appreciation (depreciation)	(1,778,819)	21,658	416,544

Net gain (loss) on investments	(866,727)	5,670	364,111

Net increase (decrease) in net assets from operations	(510,310)	12,710	394,387

Contract owner transactions:
Variable annuity deposits	145,072	34,969	138,743
Terminations, withdrawals and annuity payments	(1,737,033)	(13,776)	(471,994)
Transfers between subaccounts, net	(1,663,166)	(31,021)	(66,925)
Maintenance charges and mortality adjustments	(52,697)	(21)	(12,512)

Increase (decrease) in net assets from contract transactions	(3,307,824)	(9,849)	(412,688)

Total increase (decrease) in net assets	(3,818,134)	2,861	(18,301)

Net assets as of December 31, 2023	$12,071,867	$127,180	$3,795,454

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Conservative ETF Asset Allocation Portfolio
Net assets as of December 31, 2021	$1,624,018	$6,763,439	$2,908,135

Investment income (loss):
Dividend distributions	21,960	111,822	32,260
Investment Expenses:
Mortality and expense risk and administrative charges	(10,783)	(44,981)	(18,522)

Net investment income (loss)	11,177	66,841	13,738

Increase (decrease) in net assets from operations:
Capital gain distributions	51,856	304,498	74,706
Realized capital gain (loss) on investments	7,759	(15,982)	(30,839)
Change in unrealized appreciation (depreciation)	(287,309)	(1,274,553)	(378,876)

Net gain (loss) on investments	(227,694)	(986,037)	(335,009)

Net increase (decrease) in net assets from operations	(216,517)	(919,196)	(321,271)

Contract owner transactions:
Variable annuity deposits	113,297	699,909	9,099
Terminations, withdrawals and annuity payments	(74,276)	(267,313)	(567,099)
Transfers between subaccounts, net	(40,327)	43,192	51,021
Maintenance charges and mortality adjustments	(2,485)	(12,355)	(6,031)

Increase (decrease) in net assets from contract transactions	(3,791)	463,433	(513,010)

Total increase (decrease) in net assets	(220,308)	(455,763)	(834,281)

Net assets as of December 31, 2022	$1,403,710	$6,307,676	$2,073,854

Investment income (loss):
Dividend distributions	24,702	136,562	52,931
Investment Expenses:
Mortality and expense risk and administrative charges	(11,654)	(42,918)	(15,799)

Net investment income (loss)	13,048	93,644	37,132

Increase (decrease) in net assets from operations:
Capital gain distributions	30,814	158,953	26,706
Realized capital gain (loss) on investments	4,276	(98,548)	(88,893)
Change in unrealized appreciation (depreciation)	176,174	619,435	167,759

Net gain (loss) on investments	211,264	679,840	105,572

Net increase (decrease) in net assets from operations	224,312	773,484	142,704

Contract owner transactions:
Variable annuity deposits	101,073	634,602	634,880
Terminations, withdrawals and annuity payments	(121,319)	(996,069)	(236,851)
Transfers between subaccounts, net	(6,679)	233,367	(283,188)
Maintenance charges and mortality adjustments	(9,264)	(13,807)	(6,159)

Increase (decrease) in net assets from contract transactions	(36,189)	(141,907)	108,682

Total increase (decrease) in net assets	188,123	631,577	251,386

Net assets as of December 31, 2023	$1,591,833	$6,939,253	$2,325,240

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Neuberger Berman AMT Sustainable Equity I
Net assets as of December 31, 2021	$8,822,592	$1,829,360	$4,701,748

Investment income (loss):
Dividend distributions	125,320	18,283	14,202
Investment Expenses:
Mortality and expense risk and administrative charges	(59,376)	(9,665)	(50,594)

Net investment income (loss)	65,944	8,618	(36,392)

Increase (decrease) in net assets from operations:
Capital gain distributions	314,763	45,868	301,652
Realized capital gain (loss) on investments	2,008	(23,787)	140,290
Change in unrealized appreciation (depreciation)	(1,609,195)	(239,910)	(1,268,282)

Net gain (loss) on investments	(1,292,424)	(217,829)	(826,340)

Net increase (decrease) in net assets from operations	(1,226,480)	(209,211)	(862,732)

Contract owner transactions:
Variable annuity deposits	213,357	12,173	20,545
Terminations, withdrawals and annuity payments	(100,878)	(518,616)	(322,290)
Transfers between subaccounts, net	(169,790)	(115,402)	(561,250)
Maintenance charges and mortality adjustments	(13,333)	(3,487)	(18,696)

Increase (decrease) in net assets from contract transactions	(70,644)	(625,332)	(881,691)

Total increase (decrease) in net assets	(1,297,124)	(834,543)	(1,744,423)

Net assets as of December 31, 2022	$7,525,468	$994,817	$2,957,325

Investment income (loss):
Dividend distributions	137,390	28,453	11,164
Investment Expenses:
Mortality and expense risk and administrative charges	(56,597)	(7,944)	(45,836)

Net investment income (loss)	80,793	20,509	(34,672)

Increase (decrease) in net assets from operations:
Capital gain distributions	177,862	13,232	52,683
Realized capital gain (loss) on investments	(44,014)	(26,253)	65,860
Change in unrealized appreciation (depreciation)	807,861	112,450	643,747

Net gain (loss) on investments	941,709	99,429	762,290

Net increase (decrease) in net assets from operations	1,022,502	119,938	727,618

Contract owner transactions:
Variable annuity deposits	19,486	3,315	378
Terminations, withdrawals and annuity payments	(325,131)	(245,599)	(491,185)
Transfers between subaccounts, net	(202,770)	517,570	278,867
Maintenance charges and mortality adjustments	(16,206)	(3,114)	(16,843)

Increase (decrease) in net assets from contract transactions	(524,621)	272,172	(228,783)

Total increase (decrease) in net assets	497,881	392,110	498,835

Net assets as of December 31, 2023	$8,023,349	$1,386,927	$3,456,160

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Neuberger Berman AMT Sustainable Equity S	Neuberger Berman Core Bond	Neuberger Berman Large Cap Value
Net assets as of December 31, 2021	$6,654,112	$1,966,056	$969,546

Investment income (loss):
Dividend distributions	6,517	79,442	12,259
Investment Expenses:
Mortality and expense risk and administrative charges	(40,886)	(25,750)	(8,703)

Net investment income (loss)	(34,369)	53,692	3,556

Increase (decrease) in net assets from operations:
Capital gain distributions	497,710	—	—
Realized capital gain (loss) on investments	162,706	(44,608)	39,281
Change in unrealized appreciation (depreciation)	(1,877,497)	(449,812)	(61,838)

Net gain (loss) on investments	(1,217,081)	(494,420)	(22,557)

Net increase (decrease) in net assets from operations	(1,251,450)	(440,728)	(19,001)

Contract owner transactions:
Variable annuity deposits	8,526	40,655	30,758
Terminations, withdrawals and annuity payments	(361,549)	(382,995)	(96,727)
Transfers between subaccounts, net	(136,748)	1,319,184	141,113
Maintenance charges and mortality adjustments	(18,763)	(8,350)	(1,266)

Increase (decrease) in net assets from contract transactions	(508,534)	968,494	73,878

Total increase (decrease) in net assets	(1,759,984)	527,766	54,877

Net assets as of December 31, 2022	$4,894,128	$2,493,822	$1,024,423

Investment income (loss):
Dividend distributions	4,023	95,126	17,059
Investment Expenses:
Mortality and expense risk and administrative charges	(39,193)	(22,954)	(8,357)

Net investment income (loss)	(35,170)	72,172	8,702

Increase (decrease) in net assets from operations:
Capital gain distributions	84,543	—	—
Realized capital gain (loss) on investments	130,981	(46,282)	32,335
Change in unrealized appreciation (depreciation)	1,018,853	85,644	(70,121)

Net gain (loss) on investments	1,234,377	39,362	(37,786)

Net increase (decrease) in net assets from operations	1,199,207	111,534	(29,084)

Contract owner transactions:
Variable annuity deposits	48,440	51,970	22,541
Terminations, withdrawals and annuity payments	(507,547)	(263,699)	(170,107)
Transfers between subaccounts, net	(35,998)	32,250	(10,763)
Maintenance charges and mortality adjustments	(17,574)	(6,850)	(1,307)

Increase (decrease) in net assets from contract transactions	(512,679)	(186,329)	(159,636)

Total increase (decrease) in net assets	686,528	(74,795)	(188,720)

Net assets as of December 31, 2023	$5,580,656	$2,419,027	$835,703

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Neuberger Berman Sustainable Equity	North Square Spectrum Alpha	Northern Global Tactical Asset Allocation
Net assets as of December 31, 2021	$1,391,959	$54,160	$135,767

Investment income (loss):
Dividend distributions	—	—	2,558
Investment Expenses:
Mortality and expense risk and administrative charges	(10,772)	(402)	(939)

Net investment income (loss)	(10,772)	(402)	1,619

Increase (decrease) in net assets from operations:
Capital gain distributions	99,106	18,110	3,869
Realized capital gain (loss) on investments	15,528	(1,028)	3,894
Change in unrealized appreciation (depreciation)	(377,825)	(32,470)	(25,447)

Net gain (loss) on investments	(263,191)	(15,388)	(17,684)

Net increase (decrease) in net assets from operations	(273,963)	(15,790)	(16,065)

Contract owner transactions:
Variable annuity deposits	43,970	60	1,000
Terminations, withdrawals and annuity payments	(71,344)	—	(29,222)
Transfers between subaccounts, net	(1,085)	2,838	1,464
Maintenance charges and mortality adjustments	(2,981)	(100)	(572)

Increase (decrease) in net assets from contract transactions	(31,440)	2,798	(27,330)

Total increase (decrease) in net assets	(305,403)	(12,992)	(43,395)

Net assets as of December 31, 2022	$1,086,556	$41,168	$92,372

Investment income (loss):
Dividend distributions	1,804	—	3,598
Investment Expenses:
Mortality and expense risk and administrative charges	(12,464)	(114)	(852)

Net investment income (loss)	(10,660)	(114)	2,746

Increase (decrease) in net assets from operations:
Capital gain distributions	126,331	—	—
Realized capital gain (loss) on investments	3,211	(36,687)	167
Change in unrealized appreciation (depreciation)	184,930	38,405	5,872

Net gain (loss) on investments	314,472	1,718	6,039

Net increase (decrease) in net assets from operations	303,812	1,604	8,785

Contract owner transactions:
Variable annuity deposits	67,451	60	855
Terminations, withdrawals and annuity payments	(239,485)	(40,567)	(5,073)
Transfers between subaccounts, net	254,338	447	307
Maintenance charges and mortality adjustments	(4,044)	(36)	(449)

Increase (decrease) in net assets from contract transactions	78,260	(40,096)	(4,360)

Total increase (decrease) in net assets	382,072	(38,492)	4,425

Net assets as of December 31, 2023	$1,468,628	$2,676	$96,797

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Northern Large Cap Core	Northern Large Cap Value	PGIM Focused Growth
Net assets as of December 31, 2021	$216,860	$253,024	$3,793,610

Investment income (loss):
Dividend distributions	2,027	4,476	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,426)	(3,418)	(23,403)

Net investment income (loss)	601	1,058	(23,403)

Increase (decrease) in net assets from operations:
Capital gain distributions	4,514	24,804	—
Realized capital gain (loss) on investments	14,549	4,113	(152,817)
Change in unrealized appreciation (depreciation)	(49,541)	(51,038)	(1,368,396)

Net gain (loss) on investments	(30,478)	(22,121)	(1,521,213)

Net increase (decrease) in net assets from operations	(29,877)	(21,063)	(1,544,616)

Contract owner transactions:
Variable annuity deposits	3,401	13,905	54,274
Terminations, withdrawals and annuity payments	(31,949)	(23,195)	(180,988)
Transfers between subaccounts, net	(28,528)	157,308	(52,655)
Maintenance charges and mortality adjustments	(545)	(1,543)	(6,311)

Increase (decrease) in net assets from contract transactions	(57,621)	146,475	(185,680)

Total increase (decrease) in net assets	(87,498)	125,412	(1,730,296)

Net assets as of December 31, 2022	$129,362	$378,436	$2,063,314

Investment income (loss):
Dividend distributions	1,776	13,044	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,210)	(3,436)	(22,178)

Net investment income (loss)	566	9,608	(22,178)

Increase (decrease) in net assets from operations:
Capital gain distributions	8,995	8,540	—
Realized capital gain (loss) on investments	7,221	850	(111,067)
Change in unrealized appreciation (depreciation)	10,905	15,024	1,128,248

Net gain (loss) on investments	27,121	24,414	1,017,181

Net increase (decrease) in net assets from operations	27,687	34,022	995,003

Contract owner transactions:
Variable annuity deposits	1,770	14,809	29,699
Terminations, withdrawals and annuity payments	(30,788)	(15,223)	(195,065)
Transfers between subaccounts, net	(54)	(5,036)	(71,126)
Maintenance charges and mortality adjustments	(446)	(1,434)	(4,590)

Increase (decrease) in net assets from contract transactions	(29,518)	(6,884)	(241,082)

Total increase (decrease) in net assets	(1,831)	27,138	753,921

Net assets as of December 31, 2023	$127,531	$405,574	$2,817,235

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	PGIM Jennison Mid-Cap Growth	PGIM Jennison Natural Resources	PGIM Jennison Small Company
Net assets as of December 31, 2021	$192,400	$17,020	$727,252

Investment income (loss):
Dividend distributions	—	567	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,274)	(181)	(4,911)

Net investment income (loss)	(1,274)	386	(4,911)

Increase (decrease) in net assets from operations:
Capital gain distributions	2,424	—	19,489
Realized capital gain (loss) on investments	(19,289)	250	(14,940)
Change in unrealized appreciation (depreciation)	(26,839)	3,343	(128,104)

Net gain (loss) on investments	(43,704)	3,593	(123,555)

Net increase (decrease) in net assets from operations	(44,978)	3,979	(128,466)

Contract owner transactions:
Variable annuity deposits	5,803	600	8,099
Terminations, withdrawals and annuity payments	(31,353)	(260)	(107,995)
Transfers between subaccounts, net	8,477	(32)	(3,411)
Maintenance charges and mortality adjustments	(992)	(154)	(1,632)

Increase (decrease) in net assets from contract transactions	(18,065)	154	(104,939)

Total increase (decrease) in net assets	(63,043)	4,133	(233,405)

Net assets as of December 31, 2022	$129,357	$21,153	$493,847

Investment income (loss):
Dividend distributions	—	701	1,901
Investment Expenses:
Mortality and expense risk and administrative charges	(1,330)	(304)	(4,438)

Net investment income (loss)	(1,330)	397	(2,537)

Increase (decrease) in net assets from operations:
Capital gain distributions	7,065	—	—
Realized capital gain (loss) on investments	(3,312)	525	(11,064)
Change in unrealized appreciation (depreciation)	23,197	(2,316)	63,989

Net gain (loss) on investments	26,950	(1,791)	52,925

Net increase (decrease) in net assets from operations	25,620	(1,394)	50,388

Contract owner transactions:
Variable annuity deposits	5,672	1,601	7,604
Terminations, withdrawals and annuity payments	(5,368)	(4,258)	(26,107)
Transfers between subaccounts, net	16,579	20,255	(6,774)
Maintenance charges and mortality adjustments	(670)	(199)	(1,430)

Increase (decrease) in net assets from contract transactions	16,213	17,399	(26,707)

Total increase (decrease) in net assets	41,833	16,005	23,681

Net assets as of December 31, 2023	$171,190	$37,158	$517,528

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	PGIM Quant Solutions Small- Cap Value(c)	PIMCO All Asset	PIMCO CommodityRealReturn Strategy
Net assets as of December 31, 2021	$296,063	$289,664	$114,053

Investment income (loss):
Dividend distributions	4,649	16,158	40,200
Investment Expenses:
Mortality and expense risk and administrative charges	(2,421)	(2,291)	(1,039)

Net investment income (loss)	2,228	13,867	39,161

Increase (decrease) in net assets from operations:
Capital gain distributions	37,508	—	—
Realized capital gain (loss) on investments	(996)	(284)	701
Change in unrealized appreciation (depreciation)	(73,671)	(49,948)	(34,525)

Net gain (loss) on investments	(37,159)	(50,232)	(33,824)

Net increase (decrease) in net assets from operations	(34,931)	(36,365)	5,337

Contract owner transactions:
Variable annuity deposits	2,111	4,008	3,496
Terminations, withdrawals and annuity payments	(25,204)	(17,773)	(6,693)
Transfers between subaccounts, net	(84)	514	(11,023)
Maintenance charges and mortality adjustments	(775)	(933)	(443)

Increase (decrease) in net assets from contract transactions	(23,952)	(14,184)	(14,663)

Total increase (decrease) in net assets	(58,883)	(50,549)	(9,326)

Net assets as of December 31, 2022	$237,180	$239,115	$104,727

Investment income (loss):
Dividend distributions	5,968	6,472	3,907
Investment Expenses:
Mortality and expense risk and administrative charges	(2,192)	(2,060)	(755)

Net investment income (loss)	3,776	4,412	3,152

Increase (decrease) in net assets from operations:
Capital gain distributions	2,236	—	—
Realized capital gain (loss) on investments	(2,265)	(8,914)	(10,329)
Change in unrealized appreciation (depreciation)	32,243	17,050	(594)

Net gain (loss) on investments	32,214	8,136	(10,923)

Net increase (decrease) in net assets from operations	35,990	12,548	(7,771)

Contract owner transactions:
Variable annuity deposits	2,920	10,381	2,977
Terminations, withdrawals and annuity payments	(5,881)	(66,369)	(4,930)
Transfers between subaccounts, net	(16)	(93)	(16,698)
Maintenance charges and mortality adjustments	(648)	(1,589)	(303)

Increase (decrease) in net assets from contract transactions	(3,625)	(57,670)	(18,954)

Total increase (decrease) in net assets	32,365	(45,122)	(26,725)

Net assets as of December 31, 2023	$269,545	$193,993	$78,002

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	PIMCO Emerging Markets Bond	PIMCO High Yield	PIMCO International Bond (U.S. Dollar- Hedged)
Net assets as of December 31, 2021	$140,015	$1,464,828	$4,088,637

Investment income (loss):
Dividend distributions	8,098	58,681	73,996
Investment Expenses:
Mortality and expense risk and administrative charges	(1,090)	(11,409)	(43,256)

Net investment income (loss)	7,008	47,272	30,740

Increase (decrease) in net assets from operations:
Capital gain distributions	—	22,004	81,094
Realized capital gain (loss) on investments	(1,231)	(16,503)	(52,769)
Change in unrealized appreciation (depreciation)	(30,329)	(220,696)	(624,495)

Net gain (loss) on investments	(31,560)	(215,195)	(596,170)

Net increase (decrease) in net assets from operations	(24,552)	(167,923)	(565,430)

Contract owner transactions:
Variable annuity deposits	3,559	16,453	115,272
Terminations, withdrawals and annuity payments	(4,108)	(137,810)	(487,823)
Transfers between subaccounts, net	3,098	(20,278)	1,287,534
Maintenance charges and mortality adjustments	(196)	(3,498)	(12,665)

Increase (decrease) in net assets from contract transactions	2,353	(145,133)	902,318

Total increase (decrease) in net assets	(22,199)	(313,056)	336,888

Net assets as of December 31, 2022	$117,816	$1,151,772	$4,425,525

Investment income (loss):
Dividend distributions	7,707	66,750	105,844
Investment Expenses:
Mortality and expense risk and administrative charges	(1,195)	(11,160)	(39,511)

Net investment income (loss)	6,512	55,590	66,333

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(27,688)	(22,529)	(102,061)
Change in unrealized appreciation (depreciation)	30,147	98,323	355,396

Net gain (loss) on investments	2,459	75,794	253,335

Net increase (decrease) in net assets from operations	8,971	131,384	319,668

Contract owner transactions:
Variable annuity deposits	3,896	30,571	121,824
Terminations, withdrawals and annuity payments	(7,114)	(147,691)	(709,412)
Transfers between subaccounts, net	(85,412)	107,253	95,317
Maintenance charges and mortality adjustments	(290)	(3,045)	(11,016)

Increase (decrease) in net assets from contract transactions	(88,920)	(12,912)	(503,287)

Total increase (decrease) in net assets	(79,949)	118,472	(183,619)

Net assets as of December 31, 2023	$37,867	$1,270,244	$4,241,906

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	PIMCO Low Duration	PIMCO Real Return	PIMCO StocksPLUS® Small Fund
Net assets as of December 31, 2021	$32,418	$861,866	$581,000

Investment income (loss):
Dividend distributions	1,191	63,221	—
Investment Expenses:
Mortality and expense risk and administrative charges	(664)	(7,762)	(3,780)

Net investment income (loss)	527	55,459	(3,780)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	3,506	71,526
Realized capital gain (loss) on investments	(267)	(1,032)	(24,785)
Change in unrealized appreciation (depreciation)	(4,962)	(180,596)	(182,999)

Net gain (loss) on investments	(5,229)	(178,122)	(136,258)

Net increase (decrease) in net assets from operations	(4,702)	(122,663)	(140,038)

Contract owner transactions:
Variable annuity deposits	2,243	21,334	14,232
Terminations, withdrawals and annuity payments	(3,742)	(46,510)	(48,371)
Transfers between subaccounts, net	141,877	137,310	(77,213)
Maintenance charges and mortality adjustments	(319)	(2,300)	(815)

Increase (decrease) in net assets from contract transactions	140,059	109,834	(112,167)

Total increase (decrease) in net assets	135,357	(12,829)	(252,205)

Net assets as of December 31, 2022	$167,775	$849,037	$328,795

Investment income (loss):
Dividend distributions	4,864	22,280	8,385
Investment Expenses:
Mortality and expense risk and administrative charges	(1,255)	(7,651)	(3,139)

Net investment income (loss)	3,609	14,629	5,246

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(1,098)	(10,170)	(6,634)
Change in unrealized appreciation (depreciation)	2,889	13,285	53,624

Net gain (loss) on investments	1,791	3,115	46,990

Net increase (decrease) in net assets from operations	5,400	17,744	52,236

Contract owner transactions:
Variable annuity deposits	7,843	23,048	12,568
Terminations, withdrawals and annuity payments	(7,550)	(69,263)	(8,320)
Transfers between subaccounts, net	(33,459)	19,064	4,163
Maintenance charges and mortality adjustments	(443)	(2,322)	(405)

Increase (decrease) in net assets from contract transactions	(33,609)	(29,473)	8,006

Total increase (decrease) in net assets	(28,209)	(11,729)	60,242

Net assets as of December 31, 2023	$139,566	$837,308	$389,037

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	PIMCO Total Return	PIMCO VIT All Asset Administrative	PIMCO VIT All Asset Advisor
Net assets as of December 31, 2021	$2,029,174	$6,343,555	$581,262

Investment income (loss):
Dividend distributions	63,403	396,436	48,788
Investment Expenses:
Mortality and expense risk and administrative charges	(16,541)	(39,829)	(1,779)

Net investment income (loss)	46,862	356,607	47,009

Increase (decrease) in net assets from operations:
Capital gain distributions	—	412,476	44,351
Realized capital gain (loss) on investments	(33,321)	(47,868)	(3,643)
Change in unrealized appreciation (depreciation)	(334,983)	(1,445,801)	(158,636)

Net gain (loss) on investments	(368,304)	(1,081,193)	(117,928)

Net increase (decrease) in net assets from operations	(321,442)	(724,586)	(70,919)

Contract owner transactions:
Variable annuity deposits	78,436	29,209	—
Terminations, withdrawals and annuity payments	(104,350)	(530,265)	(14,287)
Transfers between subaccounts, net	23,659	(448,424)	262,002
Maintenance charges and mortality adjustments	(5,606)	(20,011)	(364)

Increase (decrease) in net assets from contract transactions	(7,861)	(969,491)	247,351

Total increase (decrease) in net assets	(329,303)	(1,694,077)	176,432

Net assets as of December 31, 2022	$1,699,871	$4,649,478	$757,694

Investment income (loss):
Dividend distributions	53,370	133,926	24,009
Investment Expenses:
Mortality and expense risk and administrative charges	(14,538)	(34,565)	(2,202)

Net investment income (loss)	38,832	99,361	21,807

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(59,400)	(129,803)	(17,235)
Change in unrealized appreciation (depreciation)	98,018	347,278	58,225

Net gain (loss) on investments	38,618	217,475	40,990

Net increase (decrease) in net assets from operations	77,450	316,836	62,797

Contract owner transactions:
Variable annuity deposits	60,334	79,523	—
Terminations, withdrawals and annuity payments	(140,187)	(478,298)	(9,866)
Transfers between subaccounts, net	(85,517)	(31,923)	105,110
Maintenance charges and mortality adjustments	(3,931)	(17,884)	(460)

Increase (decrease) in net assets from contract transactions	(169,301)	(448,582)	94,784

Total increase (decrease) in net assets	(91,851)	(131,746)	157,581

Net assets as of December 31, 2023	$1,608,020	$4,517,732	$915,275

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	PIMCO VIT CommodityReal Return Strategy Administrative	PIMCO VIT Commodity RealReturn Strategy Advisor	PIMCO VIT Emerging Markets Bond
Net assets as of December 31, 2021	$8,802,103	$200,736	$2,935,103

Investment income (loss):
Dividend distributions	2,097,991	128,918	92,401
Investment Expenses:
Mortality and expense risk and administrative charges	(82,318)	(7,295)	(15,776)

Net investment income (loss)	2,015,673	121,623	76,625

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	318,469	(77,398)	(163,904)
Change in unrealized appreciation (depreciation)	(1,506,358)	(165,843)	(331,012)

Net gain (loss) on investments	(1,187,889)	(243,241)	(494,916)

Net increase (decrease) in net assets from operations	827,784	(121,618)	(418,291)

Contract owner transactions:
Variable annuity deposits	100,596	60,355	239,129
Terminations, withdrawals and annuity payments	(705,397)	(416,591)	(196,979)
Transfers between subaccounts, net	(1,315,852)	1,205,855	(776,307)
Maintenance charges and mortality adjustments	(36,501)	(1,066)	(6,687)

Increase (decrease) in net assets from contract transactions	(1,957,154)	848,553	(740,844)

Total increase (decrease) in net assets	(1,129,370)	726,935	(1,159,135)

Net assets as of December 31, 2022	$7,672,733	$927,671	$1,775,968

Investment income (loss):
Dividend distributions	1,013,105	45,019	112,766
Investment Expenses:
Mortality and expense risk and administrative charges	(49,389)	(1,668)	(16,218)

Net investment income (loss)	963,716	43,351	96,548

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(907,788)	(188,082)	(107,291)
Change in unrealized appreciation (depreciation)	(616,765)	94,540	202,662

Net gain (loss) on investments	(1,524,553)	(93,542)	95,371

Net increase (decrease) in net assets from operations	(560,837)	(50,191)	191,919

Contract owner transactions:
Variable annuity deposits	68,871	37,527	79,469
Terminations, withdrawals and annuity payments	(647,670)	(66,213)	(234,711)
Transfers between subaccounts, net	(2,003,861)	(668,151)	77,539
Maintenance charges and mortality adjustments	(24,035)	(306)	(7,560)

Increase (decrease) in net assets from contract transactions	(2,606,695)	(697,143)	(85,263)

Total increase (decrease) in net assets	(3,167,532)	(747,334)	106,656

Net assets as of December 31, 2023	$4,505,201	$180,337	$1,882,624

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	PIMCO VIT Global Managed Asset Allocation	PIMCO VIT High Yield
Net assets as of December 31, 2021	$57,592	$198,175	$367,564

Investment income (loss):
Dividend distributions	710	2,666	14,656
Investment Expenses:
Mortality and expense risk and administrative charges	(128)	(607)	(1,101)

Net investment income (loss)	582	2,059	13,555

Increase (decrease) in net assets from operations:
Capital gain distributions	765	21,932	—
Realized capital gain (loss) on investments	(1,677)	(10,856)	(9,214)
Change in unrealized appreciation (depreciation)	(6,509)	(51,139)	(43,177)

Net gain (loss) on investments	(7,421)	(40,063)	(52,391)

Net increase (decrease) in net assets from operations	(6,839)	(38,004)	(38,836)

Contract owner transactions:
Variable annuity deposits	—	50,631	74
Terminations, withdrawals and annuity payments	(4,870)	(2,435)	(43,635)
Transfers between subaccounts, net	(39)	(93,851)	(39,280)
Maintenance charges and mortality adjustments	(42)	(317)	(686)

Increase (decrease) in net assets from contract transactions	(4,951)	(45,972)	(83,527)

Total increase (decrease) in net assets	(11,790)	(83,976)	(122,363)

Net assets as of December 31, 2022	$45,802	$114,199	$245,201

Investment income (loss):
Dividend distributions	1,377	2,612	15,605
Investment Expenses:
Mortality and expense risk and administrative charges	(164)	(497)	(793)

Net investment income (loss)	1,213	2,115	14,812

Increase (decrease) in net assets from operations:
Capital gain distributions	500	—	—
Realized capital gain (loss) on investments	(5,284)	(823)	(1,006)
Change in unrealized appreciation (depreciation)	6,322	12,728	17,195

Net gain (loss) on investments	1,538	11,905	16,189

Net increase (decrease) in net assets from operations	2,751	14,020	31,001

Contract owner transactions:
Variable annuity deposits	50,821	—	22,560
Terminations, withdrawals and annuity payments	(137)	(2,056)	(49,058)
Transfers between subaccounts, net	(51,168)	—	38,385
Maintenance charges and mortality adjustments	(50)	(242)	(575)

Increase (decrease) in net assets from contract transactions	(534)	(2,298)	11,312

Total increase (decrease) in net assets	2,217	11,722	42,313

Net assets as of December 31, 2023	$48,019	$125,921	$287,514

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	PIMCO VIT International Bond Portfolio (Unhedged)	PIMCO VIT Low Duration Administrative (c)
Net assets as of December 31, 2021	$9,589,217	$220,498	$25,114,031

Investment income (loss):
Dividend distributions	128,715	1,475	397,582
Investment Expenses:
Mortality and expense risk and administrative charges	(67,572)	(285)	(236,897)

Net investment income (loss)	61,143	1,190	160,685

Increase (decrease) in net assets from operations:
Capital gain distributions	3,165	—	—
Realized capital gain (loss) on investments	(153,029)	(37,002)	(285,250)
Change in unrealized appreciation (depreciation)	(914,180)	2,036	(1,549,321)

Net gain (loss) on investments	(1,064,044)	(34,966)	(1,834,571)

Net increase (decrease) in net assets from operations	(1,002,901)	(33,776)	(1,673,886)

Contract owner transactions:
Variable annuity deposits	150,505	6,430	138,889
Terminations, withdrawals and annuity payments	(1,104,864)	(1,909)	(2,730,459)
Transfers between subaccounts, net	573,379	(141,774)	10,812,914
Maintenance charges and mortality adjustments	(24,820)	(90)	(116,361)

Increase (decrease) in net assets from contract transactions	(405,800)	(137,343)	8,104,983

Total increase (decrease) in net assets	(1,408,701)	(171,119)	6,431,097

Net assets as of December 31, 2022	$8,180,516	$49,379	$31,545,128

Investment income (loss):
Dividend distributions	201,434	1,362	1,052,308
Investment Expenses:
Mortality and expense risk and administrative charges	(61,584)	(139)	(271,226)

Net investment income (loss)	139,850	1,223	781,082

Increase (decrease) in net assets from operations:
Capital gain distributions	202,902	—	—
Realized capital gain (loss) on investments	(232,758)	(312)	(379,239)
Change in unrealized appreciation (depreciation)	504,417	2,632	744,996

Net gain (loss) on investments	474,561	2,320	365,757

Net increase (decrease) in net assets from operations	614,411	3,543	1,146,839

Contract owner transactions:
Variable annuity deposits	113,731	14,179	362,797
Terminations, withdrawals and annuity payments	(1,116,057)	(916)	(3,552,749)
Transfers between subaccounts, net	296,967	3,185	(1,061,631)
Maintenance charges and mortality adjustments	(23,653)	(115)	(114,044)

Increase (decrease) in net assets from contract transactions	(729,012)	16,333	(4,365,627)

Total increase (decrease) in net assets	(114,601)	19,876	(3,218,788)

Net assets as of December 31, 2023	$8,065,915	$69,255	$28,326,340

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Administrative (c)	PIMCO VIT Real Return Advisor
Net assets as of December 31, 2021	$760,240	$24,340,503	$644,261

Investment income (loss):
Dividend distributions	11,243	1,468,178	51,918
Investment Expenses:
Mortality and expense risk and administrative charges	(2,629)	(197,701)	(2,422)

Net investment income (loss)	8,614	1,270,477	49,496

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(14,171)	(426,536)	(17,441)
Change in unrealized appreciation (depreciation)	(42,681)	(3,761,493)	(134,450)

Net gain (loss) on investments	(56,852)	(4,188,029)	(151,891)

Net increase (decrease) in net assets from operations	(48,238)	(2,917,552)	(102,395)

Contract owner transactions:
Variable annuity deposits	106,033	115,251	520,530
Terminations, withdrawals and annuity payments	(42,254)	(2,634,811)	(92,572)
Transfers between subaccounts, net	(94,416)	(1,248,377)	(111,338)
Maintenance charges and mortality adjustments	(1,097)	(99,742)	(904)

Increase (decrease) in net assets from contract transactions	(31,734)	(3,867,679)	315,716

Total increase (decrease) in net assets	(79,972)	(6,785,231)	213,321

Net assets as of December 31, 2022	$680,268	$17,555,272	$857,582

Investment income (loss):
Dividend distributions	18,122	516,550	26,309
Investment Expenses:
Mortality and expense risk and administrative charges	(1,630)	(159,852)	(2,777)

Net investment income (loss)	16,492	356,698	23,532

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(18,873)	(445,104)	(21,376)
Change in unrealized appreciation (depreciation)	25,377	531,851	26,195

Net gain (loss) on investments	6,504	86,747	4,819

Net increase (decrease) in net assets from operations	22,996	443,445	28,351

Contract owner transactions:
Variable annuity deposits	92,275	99,377	203,885
Terminations, withdrawals and annuity payments	(166,188)	(2,047,621)	(64,191)
Transfers between subaccounts, net	(151,301)	437,541	(71,929)
Maintenance charges and mortality adjustments	(856)	(84,349)	(1,024)

Increase (decrease) in net assets from contract transactions	(226,070)	(1,595,052)	66,741

Total increase (decrease) in net assets	(203,074)	(1,151,607)	95,092

Net assets as of December 31, 2023	$477,194	$16,403,665	$952,674

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	PIMCO VIT Short-Term	PIMCO VIT Total Return Administrative	PIMCO VIT Total Return Advisor
Net assets as of December 31, 2021	$654,648	$13,187,109	$11,587,277

Investment income (loss):
Dividend distributions	32,549	284,499	250,472
Investment Expenses:
Mortality and expense risk and administrative charges	(6,116)	(154,532)	(61,311)

Net investment income (loss)	26,433	129,967	189,161

Increase (decrease) in net assets from operations:
Capital gain distributions	2,277	—	—
Realized capital gain (loss) on investments	(5,523)	(557,262)	(315,531)
Change in unrealized appreciation (depreciation)	(11,296)	(1,565,862)	(1,548,843)

Net gain (loss) on investments	(14,542)	(2,123,124)	(1,864,374)

Net increase (decrease) in net assets from operations	11,891	(1,993,157)	(1,675,213)

Contract owner transactions:
Variable annuity deposits	445,721	42,707	508,049
Terminations, withdrawals and annuity payments	(315,405)	(1,708,719)	(1,258,842)
Transfers between subaccounts, net	1,527,057	(181,582)	183,807
Maintenance charges and mortality adjustments	(2,246)	(63,625)	(36,551)

Increase (decrease) in net assets from contract transactions	1,655,127	(1,911,219)	(603,537)

Total increase (decrease) in net assets	1,667,018	(3,904,376)	(2,278,750)

Net assets as of December 31, 2022	$2,321,666	$9,282,733	$9,308,527

Investment income (loss):
Dividend distributions	85,810	335,199	456,222
Investment Expenses:
Mortality and expense risk and administrative charges	(7,142)	(131,951)	(84,107)

Net investment income (loss)	78,668	203,248	372,115

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(6,969)	(298,270)	(290,466)
Change in unrealized appreciation (depreciation)	31,338	485,765	540,069

Net gain (loss) on investments	24,369	187,495	249,603

Net increase (decrease) in net assets from operations	103,037	390,743	621,718

Contract owner transactions:
Variable annuity deposits	931,086	43,878	767,619
Terminations, withdrawals and annuity payments	(122,942)	(1,043,896)	(1,494,573)
Transfers between subaccounts, net	(1,213,263)	713,782	5,675,611
Maintenance charges and mortality adjustments	(1,818)	(60,071)	(42,262)

Increase (decrease) in net assets from contract transactions	(406,937)	(346,307)	4,906,395

Total increase (decrease) in net assets	(303,900)	44,436	5,528,113

Net assets as of December 31, 2023	$2,017,766	$9,327,169	$14,836,640

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Pioneer Bond VCT	Pioneer Equity Income VCT	Pioneer High Yield VCT
Net assets as of December 31, 2021	$221,587	$189,597	$—

Investment income (loss):
Dividend distributions	2,776	2,389	1,173
Investment Expenses:
Mortality and expense risk and administrative charges	(342)	(742)	(61)

Net investment income (loss)	2,434	1,647	1,112

Increase (decrease) in net assets from operations:
Capital gain distributions	3,591	18,968	—
Realized capital gain (loss) on investments	(15,694)	(6,783)	(13)
Change in unrealized appreciation (depreciation)	(16,272)	(28,869)	(4,141)

Net gain (loss) on investments	(28,375)	(16,684)	(4,154)

Net increase (decrease) in net assets from operations	(25,941)	(15,037)	(3,042)

Contract owner transactions:
Variable annuity deposits	38,017	16,660	27,039
Terminations, withdrawals and annuity payments	(14,066)	(16,329)	—
Transfers between subaccounts, net	(99,917)	(33,318)	—
Maintenance charges and mortality adjustments	(257)	(386)	(36)

Increase (decrease) in net assets from contract transactions	(76,223)	(33,373)	27,003

Total increase (decrease) in net assets	(102,164)	(48,410)	23,961

Net assets as of December 31, 2022	$119,423	$141,187	$23,961

Investment income (loss):
Dividend distributions	4,266	590	1,321
Investment Expenses:
Mortality and expense risk and administrative charges	(292)	(432)	(62)

Net investment income (loss)	3,974	158	1,259

Increase (decrease) in net assets from operations:
Capital gain distributions	—	2,472	—
Realized capital gain (loss) on investments	(3,727)	(35,305)	(16)
Change in unrealized appreciation (depreciation)	6,414	30,201	1,321

Net gain (loss) on investments	2,687	(2,632)	1,305

Net increase (decrease) in net assets from operations	6,661	(2,474)	2,564

Contract owner transactions:
Variable annuity deposits	9,308	—	—
Terminations, withdrawals and annuity payments	(1,884)	(52,485)	—
Transfers between subaccounts, net	(829)	(71,443)	—
Maintenance charges and mortality adjustments	(202)	(124)	(41)

Increase (decrease) in net assets from contract transactions	6,393	(124,052)	(41)

Total increase (decrease) in net assets	13,054	(126,526)	2,523

Net assets as of December 31, 2023	$132,477	$14,661	$26,484

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Pioneer Real Estate Shares VCT (b)	Pioneer Strategic Income	Pioneer Strategic Income VCT
Net assets as of December 31, 2021	$27,679	$57,157	$233,104

Investment income (loss):
Dividend distributions	214	2,163	5,648
Investment Expenses:
Mortality and expense risk and administrative charges	(167)	(672)	(1,058)

Net investment income (loss)	47	1,491	4,590

Increase (decrease) in net assets from operations:
Capital gain distributions	1,394	—	7,269
Realized capital gain (loss) on investments	(12,918)	(175)	(475)
Change in unrealized appreciation (depreciation)	3,314	(12,482)	(40,185)

Net gain (loss) on investments	(8,210)	(12,657)	(33,391)

Net increase (decrease) in net assets from operations	(8,163)	(11,166)	(28,801)

Contract owner transactions:
Variable annuity deposits	—	2,656	—
Terminations, withdrawals and annuity payments	(18,827)	(1,069)	(1,203)
Transfers between subaccounts, net	(617)	31,206	(17,647)
Maintenance charges and mortality adjustments	(72)	(382)	(168)

Increase (decrease) in net assets from contract transactions	(19,516)	32,411	(19,018)

Total increase (decrease) in net assets	(27,679)	21,245	(47,819)

Net assets as of December 31, 2022	$—	$78,402	$185,285

Investment income (loss):
Dividend distributions	—	2,383	7,285
Investment Expenses:
Mortality and expense risk and administrative charges	—	(597)	(1,176)

Net investment income (loss)	—	1,786	6,109

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	—	(2,015)	(351)
Change in unrealized appreciation (depreciation)	—	5,328	13,800

Net gain (loss) on investments	—	3,313	13,449

Net increase (decrease) in net assets from operations	—	5,099	19,558

Contract owner transactions:
Variable annuity deposits	—	2,059	—
Terminations, withdrawals and annuity payments	—	(1,155)	(1,523)
Transfers between subaccounts, net	—	(15,293)	83,988
Maintenance charges and mortality adjustments	—	(264)	(196)

Increase (decrease) in net assets from contract transactions	—	(14,653)	82,269

Total increase (decrease) in net assets	—	(9,554)	101,827

Net assets as of December 31, 2023	$—	$68,848	$287,112

(b)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Putnam VT Core Equity Fund (a)	Putnam VT Diversified Income	Putnam VT Global Asset Allocation
Net assets as of December 31, 2021	$52,904	$58,410	$15,569

Investment income (loss):
Dividend distributions	967	3,780	179
Investment Expenses:
Mortality and expense risk and administrative charges	(644)	(143)	(171)

Net investment income (loss)	323	3,637	8

Increase (decrease) in net assets from operations:
Capital gain distributions	25,595	1,194	1,242
Realized capital gain (loss) on investments	(17,686)	(53)	(1)
Change in unrealized appreciation (depreciation)	(20,116)	(6,288)	(3,907)

Net gain (loss) on investments	(12,207)	(5,147)	(2,666)

Net increase (decrease) in net assets from operations	(11,884)	(1,510)	(2,658)

Contract owner transactions:
Variable annuity deposits	55,055	—	—
Terminations, withdrawals and annuity payments	(53,260)	—	—
Transfers between subaccounts, net	(4)	—	—
Maintenance charges and mortality adjustments	(99)	(116)	(26)

Increase (decrease) in net assets from contract transactions	1,692	(116)	(26)

Total increase (decrease) in net assets	(10,192)	(1,626)	(2,684)

Net assets as of December 31, 2022	$42,712	$56,784	$12,885

Investment income (loss):
Dividend distributions	206	6,061	206
Investment Expenses:
Mortality and expense risk and administrative charges	(514)	(232)	(172)

Net investment income (loss)	(308)	5,829	34

Increase (decrease) in net assets from operations:
Capital gain distributions	3,693	—	—
Realized capital gain (loss) on investments	(2,685)	(145)	(3)
Change in unrealized appreciation (depreciation)	9,230	(686)	2,031

Net gain (loss) on investments	10,238	(831)	2,028

Net increase (decrease) in net assets from operations	9,930	4,998	2,062

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(8,294)	(332)	—
Transfers between subaccounts, net	—	44,352	—
Maintenance charges and mortality adjustments	(82)	(189)	(28)

Increase (decrease) in net assets from contract transactions	(8,376)	43,831	(28)

Total increase (decrease) in net assets	1,554	48,829	2,034

Net assets as of December 31, 2023	$44,266	$105,613	$14,919

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Putnam VT High Yield	Putnam VT Income	Putnam VT Large Cap Growth Fund (a)
Net assets as of December 31, 2021	$53,995	$440,386	$464,554

Investment income (loss):
Dividend distributions	2,511	22,198	—
Investment Expenses:
Mortality and expense risk and administrative charges	(126)	(530)	(1,001)

Net investment income (loss)	2,385	21,668	(1,001)

Increase (decrease) in net assets from operations:
Capital gain distributions	95	—	66,774
Realized capital gain (loss) on investments	(26)	(71,701)	(3,264)
Change in unrealized appreciation (depreciation)	(8,839)	2,994	(207,093)

Net gain (loss) on investments	(8,770)	(68,707)	(143,583)

Net increase (decrease) in net assets from operations	(6,385)	(47,039)	(144,584)

Contract owner transactions:
Variable annuity deposits	—	5,505	—
Terminations, withdrawals and annuity payments	—	(298,322)	(9,940)
Transfers between subaccounts, net	—	(861)	32,465
Maintenance charges and mortality adjustments	(98)	(540)	(389)

Increase (decrease) in net assets from contract transactions	(98)	(294,218)	22,136

Total increase (decrease) in net assets	(6,483)	(341,257)	(122,448)

Net assets as of December 31, 2022	$47,512	$99,129	$342,106

Investment income (loss):
Dividend distributions	2,614	18,719	—
Investment Expenses:
Mortality and expense risk and administrative charges	(155)	(750)	(1,070)

Net investment income (loss)	2,459	17,969	(1,070)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	5,528
Realized capital gain (loss) on investments	(33)	(39,568)	(3,996)
Change in unrealized appreciation (depreciation)	3,211	19,662	147,281

Net gain (loss) on investments	3,178	(19,906)	148,813

Net increase (decrease) in net assets from operations	5,637	(1,937)	147,743

Contract owner transactions:
Variable annuity deposits	—	17,504	—
Terminations, withdrawals and annuity payments	(444)	(49,490)	(10,343)
Transfers between subaccounts, net	(26)	(17,224)	58,816
Maintenance charges and mortality adjustments	(118)	(298)	(466)

Increase (decrease) in net assets from contract transactions	(588)	(49,508)	48,007

Total increase (decrease) in net assets	5,049	(51,445)	195,750

Net assets as of December 31, 2023	$52,561	$47,684	$537,856

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Putnam VT Large Cap Value	Putnam VT Multi- Asset Absolute Return (b)	Putnam VT Small Cap Growth
Net assets as of December 31, 2021	$1,293,624	$189,924	$34,946

Investment income (loss):
Dividend distributions	17,733	2,686	—
Investment Expenses:
Mortality and expense risk and administrative charges	(10,871)	(603)	(286)

Net investment income (loss)	6,862	2,083	(286)

Increase (decrease) in net assets from operations:
Capital gain distributions	102,736	—	6,047
Realized capital gain (loss) on investments	34,703	(2,258)	(5,899)
Change in unrealized appreciation (depreciation)	(216,609)	92	(13,067)

Net gain (loss) on investments	(79,170)	(2,166)	(12,919)

Net increase (decrease) in net assets from operations	(72,308)	(83)	(13,205)

Contract owner transactions:
Variable annuity deposits	98,710	—	—
Terminations, withdrawals and annuity payments	(186,211)	(8,778)	(25,343)
Transfers between subaccounts, net	453,800	(2,317)	49,817
Maintenance charges and mortality adjustments	(3,001)	(378)	(131)

Increase (decrease) in net assets from contract transactions	363,298	(11,473)	24,343

Total increase (decrease) in net assets	290,990	(11,556)	11,138

Net assets as of December 31, 2022	$1,584,614	$178,368	$46,084

Investment income (loss):
Dividend distributions	21,652	11,005	—
Investment Expenses:
Mortality and expense risk and administrative charges	(5,754)	(173)	(2,824)

Net investment income (loss)	15,898	10,832	(2,824)

Increase (decrease) in net assets from operations:
Capital gain distributions	60,692	—	—
Realized capital gain (loss) on investments	28,440	(25,265)	(23,517)
Change in unrealized appreciation (depreciation)	121,523	16,651	28,455

Net gain (loss) on investments	210,655	(8,614)	4,938

Net increase (decrease) in net assets from operations	226,553	2,218	2,114

Contract owner transactions:
Variable annuity deposits	470	—	190,888
Terminations, withdrawals and annuity payments	(119,641)	(6,059)	(6,079)
Transfers between subaccounts, net	(166,540)	(174,433)	31,978
Maintenance charges and mortality adjustments	(2,013)	(94)	(300)

Increase (decrease) in net assets from contract transactions	(287,724)	(180,586)	216,487

Total increase (decrease) in net assets	(61,171)	(178,368)	218,601

Net assets as of December 31, 2023	$1,523,443	$—	$264,685

(b)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Putnam VT Small Cap Value	Redwood Managed Volatility	Royce Micro-Cap
Net assets as of December 31, 2021	$1,479,056	$521,698	$4,864,577

Investment income (loss):
Dividend distributions	2,105	4,860	—
Investment Expenses:
Mortality and expense risk and administrative charges	(7,080)	(2,170)	(27,441)

Net investment income (loss)	(4,975)	2,690	(27,441)

Increase (decrease) in net assets from operations:
Capital gain distributions	172,677	—	1,060,327
Realized capital gain (loss) on investments	(54,471)	(5,566)	29,004
Change in unrealized appreciation (depreciation)	(247,562)	(21,198)	(2,158,644)

Net gain (loss) on investments	(129,356)	(26,764)	(1,069,313)

Net increase (decrease) in net assets from operations	(134,331)	(24,074)	(1,096,754)

Contract owner transactions:
Variable annuity deposits	57,010	(469)	52,135
Terminations, withdrawals and annuity payments	(36,570)	(137,682)	(454,011)
Transfers between subaccounts, net	(696,150)	(301,303)	(107,481)
Maintenance charges and mortality adjustments	(1,768)	(309)	(14,254)

Increase (decrease) in net assets from contract transactions	(677,478)	(439,763)	(523,611)

Total increase (decrease) in net assets	(811,809)	(463,837)	(1,620,365)

Net assets as of December 31, 2022	$667,247	$57,861	$3,244,212

Investment income (loss):
Dividend distributions	957	353	—
Investment Expenses:
Mortality and expense risk and administrative charges	(5,049)	(727)	(27,560)

Net investment income (loss)	(4,092)	(374)	(27,560)

Increase (decrease) in net assets from operations:
Capital gain distributions	73,717	—	—
Realized capital gain (loss) on investments	(81,245)	(51)	(217,848)
Change in unrealized appreciation (depreciation)	151,904	1,890	712,831

Net gain (loss) on investments	144,376	1,839	494,983

Net increase (decrease) in net assets from operations	140,284	1,465	467,423

Contract owner transactions:
Variable annuity deposits	9,836	—	58,360
Terminations, withdrawals and annuity payments	(63,198)	—	(428,838)
Transfers between subaccounts, net	(152,878)	—	80,241
Maintenance charges and mortality adjustments	(1,657)	(117)	(14,058)

Increase (decrease) in net assets from contract transactions	(207,897)	(117)	(304,295)

Total increase (decrease) in net assets	(67,613)	1,348	163,128

Net assets as of December 31, 2023	$599,634	$59,209	$3,407,340

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Royce Small-Cap Opportunity	Royce Small-Cap Value	Rydex VIF Banking
Net assets as of December 31, 2021	$3,537,576	$1,194,186	$1,024,928

Investment income (loss):
Dividend distributions	—	2,989	12,306
Investment Expenses:
Mortality and expense risk and administrative charges	(29,729)	(9,273)	(9,776)

Net investment income (loss)	(29,729)	(6,284)	2,530

Increase (decrease) in net assets from operations:
Capital gain distributions	170,097	54,712	—
Realized capital gain (loss) on investments	47,499	(5,372)	(7,513)
Change in unrealized appreciation (depreciation)	(755,741)	(173,658)	(159,604)

Net gain (loss) on investments	(538,145)	(124,318)	(167,117)

Net increase (decrease) in net assets from operations	(567,874)	(130,602)	(164,587)

Contract owner transactions:
Variable annuity deposits	104,782	23,507	10,154
Terminations, withdrawals and annuity payments	(373,293)	(69,663)	(67,169)
Transfers between subaccounts, net	765,326	(579)	(155,914)
Maintenance charges and mortality adjustments	(4,771)	(2,322)	3,102

Increase (decrease) in net assets from contract transactions	492,044	(49,057)	(209,827)

Total increase (decrease) in net assets	(75,830)	(179,659)	(374,414)

Net assets as of December 31, 2022	$3,461,746	$1,014,527	$650,514

Investment income (loss):
Dividend distributions	—	10,389	12,885
Investment Expenses:
Mortality and expense risk and administrative charges	(27,650)	(9,170)	(8,969)

Net investment income (loss)	(27,650)	1,219	3,916

Increase (decrease) in net assets from operations:
Capital gain distributions	134,057	77,549	—
Realized capital gain (loss) on investments	90,736	(4,297)	49,019
Change in unrealized appreciation (depreciation)	356,759	163,163	61,611

Net gain (loss) on investments	581,552	236,415	110,630

Net increase (decrease) in net assets from operations	553,902	237,634	114,546

Contract owner transactions:
Variable annuity deposits	109,644	18,250	18,321
Terminations, withdrawals and annuity payments	(423,208)	(108,358)	(65,273)
Transfers between subaccounts, net	(609,209)	(6,521)	(120,590)
Maintenance charges and mortality adjustments	(5,547)	(1,980)	(4,367)

Increase (decrease) in net assets from contract transactions	(928,320)	(98,609)	(171,909)

Total increase (decrease) in net assets	(374,418)	139,025	(57,363)

Net assets as of December 31, 2023	$3,087,328	$1,153,552	$593,151

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Rydex VIF Basic Materials	Rydex VIF Biotechnology	Rydex VIF Commodities Strategy
Net assets as of December 31, 2021	$1,667,542	$5,566,699	$1,702,159

Investment income (loss):
Dividend distributions	9,496	—	72,925
Investment Expenses:
Mortality and expense risk and administrative charges	(18,978)	(25,254)	(25,641)

Net investment income (loss)	(9,482)	(25,254)	47,284

Increase (decrease) in net assets from operations:
Capital gain distributions	31,463	135,625	—
Realized capital gain (loss) on investments	32,379	(393,422)	753,481
Change in unrealized appreciation (depreciation)	(262,658)	(368,051)	(40,211)

Net gain (loss) on investments	(198,816)	(625,848)	713,270

Net increase (decrease) in net assets from operations	(208,298)	(651,102)	760,554

Contract owner transactions:
Variable annuity deposits	36,952	24,907	16,325
Terminations, withdrawals and annuity payments	(187,330)	(203,852)	(264,202)
Transfers between subaccounts, net	81,014	(2,931,883)	(974,038)
Maintenance charges and mortality adjustments	(8,625)	2,738	(14,763)

Increase (decrease) in net assets from contract transactions	(77,989)	(3,108,090)	(1,236,678)

Total increase (decrease) in net assets	(286,287)	(3,759,192)	(476,124)

Net assets as of December 31, 2022	$1,381,255	$1,807,507	$1,226,035

Investment income (loss):
Dividend distributions	—	—	114,561
Investment Expenses:
Mortality and expense risk and administrative charges	(15,873)	(20,263)	(13,836)

Net investment income (loss)	(15,873)	(20,263)	100,725

Increase (decrease) in net assets from operations:
Capital gain distributions	—	17,156	—
Realized capital gain (loss) on investments	33,947	(76,394)	16,904
Change in unrealized appreciation (depreciation)	85,046	167,437	(201,350)

Net gain (loss) on investments	118,993	108,199	(184,446)

Net increase (decrease) in net assets from operations	103,120	87,936	(83,721)

Contract owner transactions:
Variable annuity deposits	25,784	31,094	16,445
Terminations, withdrawals and annuity payments	(178,869)	(217,580)	(202,276)
Transfers between subaccounts, net	34,240	37,645	67,081
Maintenance charges and mortality adjustments	(7,291)	(9,889)	(6,629)

Increase (decrease) in net assets from contract transactions	(126,136)	(158,730)	(125,379)

Total increase (decrease) in net assets	(23,016)	(70,794)	(209,100)

Net assets as of December 31, 2023	$1,358,239	$1,736,713	$1,016,935

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Rydex VIF Consumer Products	Rydex VIF Dow 2x Strategy (c)	Rydex VIF Electronics
Net assets as of December 31, 2021	$1,278,501	$1,344,915	$1,867,820

Investment income (loss):
Dividend distributions	9,912	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(19,788)	(14,638)	(9,749)

Net investment income (loss)	(9,876)	(14,638)	(9,749)

Increase (decrease) in net assets from operations:
Capital gain distributions	80,145	48,193	32,388
Realized capital gain (loss) on investments	(57,224)	(105,054)	(44,785)
Change in unrealized appreciation (depreciation)	(142,877)	(335,760)	(479,707)

Net gain (loss) on investments	(119,956)	(392,621)	(492,104)

Net increase (decrease) in net assets from operations	(129,832)	(407,259)	(501,853)

Contract owner transactions:
Variable annuity deposits	192,940	35,334	29,084
Terminations, withdrawals and annuity payments	(197,774)	(135,327)	(108,875)
Transfers between subaccounts, net	1,145,276	376,296	(769,041)
Maintenance charges and mortality adjustments	(9,085)	(6,877)	(5,189)

Increase (decrease) in net assets from contract transactions	1,131,357	269,426	(854,021)

Total increase (decrease) in net assets	1,001,525	(137,833)	(1,355,874)

Net assets as of December 31, 2022	$2,280,026	$1,207,082	$511,946

Investment income (loss):
Dividend distributions	22,716	2,700	—
Investment Expenses:
Mortality and expense risk and administrative charges	(22,785)	(15,575)	(17,780)

Net investment income (loss)	(69)	(12,875)	(17,780)

Increase (decrease) in net assets from operations:
Capital gain distributions	8,469	—	51,364
Realized capital gain (loss) on investments	36,195	(193,361)	54,115
Change in unrealized appreciation (depreciation)	(92,149)	164,078	543,720

Net gain (loss) on investments	(47,485)	(29,283)	649,199

Net increase (decrease) in net assets from operations	(47,554)	(42,158)	631,419

Contract owner transactions:
Variable annuity deposits	52,221	—	53,872
Terminations, withdrawals and annuity payments	(434,350)	(70,722)	(349,306)
Transfers between subaccounts, net	(732,260)	(50,478)	1,454,920
Maintenance charges and mortality adjustments	(8,629)	(5,870)	(6,845)

Increase (decrease) in net assets from contract transactions	(1,123,018)	(127,070)	1,152,641

Total increase (decrease) in net assets	(1,170,572)	(169,228)	1,784,060

Net assets as of December 31, 2023	$1,109,454	$1,037,854	$2,296,006

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Rydex VIF Energy	Rydex VIF Energy Services	Rydex VIF Europe 1.25x Strategy (c)
Net assets as of December 31, 2021	$4,274,046	$4,540,805	$631,917

Investment income (loss):
Dividend distributions	31,961	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(53,442)	(21,532)	(5,958)

Net investment income (loss)	(21,481)	(21,532)	(5,958)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	1,486,793	158,795	(7,689)
Change in unrealized appreciation (depreciation)	82,188	403,519	(80,086)

Net gain (loss) on investments	1,568,981	562,314	(87,775)

Net increase (decrease) in net assets from operations	1,547,500	540,782	(93,733)

Contract owner transactions:
Variable annuity deposits	114,676	3,814	8,572
Terminations, withdrawals and annuity payments	(776,257)	(38,639)	(58,365)
Transfers between subaccounts, net	(1,405,595)	(4,531,856)	(2,481)
Maintenance charges and mortality adjustments	(23,477)	(12,776)	(2,198)

Increase (decrease) in net assets from contract transactions	(2,090,653)	(4,579,457)	(54,472)

Total increase (decrease) in net assets	(543,153)	(4,038,675)	(148,205)

Net assets as of December 31, 2022	$3,730,893	$502,130	$483,712

Investment income (loss):
Dividend distributions	100,005	—	2,362
Investment Expenses:
Mortality and expense risk and administrative charges	(39,038)	(15,722)	(6,468)

Net investment income (loss)	60,967	(15,722)	(4,106)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	77,920	(22,491)	18,700
Change in unrealized appreciation (depreciation)	(274,187)	(12,985)	68,621

Net gain (loss) on investments	(196,267)	(35,476)	87,321

Net increase (decrease) in net assets from operations	(135,300)	(51,198)	83,215

Contract owner transactions:
Variable annuity deposits	76,995	1,200	125
Terminations, withdrawals and annuity payments	(400,552)	(45,089)	(55,842)
Transfers between subaccounts, net	(955,416)	210,411	(15,202)
Maintenance charges and mortality adjustments	(17,369)	(10,721)	(2,411)

Increase (decrease) in net assets from contract transactions	(1,296,342)	155,801	(73,330)

Total increase (decrease) in net assets	(1,431,642)	104,603	9,885

Net assets as of December 31, 2023	$2,299,251	$606,733	$493,597

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Rydex VIF Financial Services	Rydex VIF Government Long Bond 1.2x Strategy (c)	Rydex VIF Health Care
Net assets as of December 31, 2021	$1,457,108	$1,330,663	$3,365,479

Investment income (loss):
Dividend distributions	6,207	16,257	—
Investment Expenses:
Mortality and expense risk and administrative charges	(11,818)	(10,583)	(35,726)

Net investment income (loss)	(5,611)	5,674	(35,726)

Increase (decrease) in net assets from operations:
Capital gain distributions	84,435	—	143,449
Realized capital gain (loss) on investments	(5,287)	(201,405)	(7,830)
Change in unrealized appreciation (depreciation)	(313,874)	(383,472)	(657,707)

Net gain (loss) on investments	(234,726)	(584,877)	(522,088)

Net increase (decrease) in net assets from operations	(240,337)	(579,203)	(557,814)

Contract owner transactions:
Variable annuity deposits	88,510	123	2,636
Terminations, withdrawals and annuity payments	(206,827)	(84,483)	(190,759)
Transfers between subaccounts, net	(306,931)	142,703	18,118
Maintenance charges and mortality adjustments	(5,269)	(3,374)	(4,399)

Increase (decrease) in net assets from contract transactions	(430,517)	54,969	(174,404)

Total increase (decrease) in net assets	(670,854)	(524,234)	(732,218)

Net assets as of December 31, 2022	$786,254	$806,429	$2,633,261

Investment income (loss):
Dividend distributions	—	22,817	—
Investment Expenses:
Mortality and expense risk and administrative charges	(8,089)	(7,988)	(31,357)

Net investment income (loss)	(8,089)	14,829	(31,357)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	93,472
Realized capital gain (loss) on investments	(38,161)	(77,826)	18,213
Change in unrealized appreciation (depreciation)	121,021	67,568	4,949

Net gain (loss) on investments	82,860	(10,258)	116,634

Net increase (decrease) in net assets from operations	74,771	4,571	85,277

Contract owner transactions:
Variable annuity deposits	15,625	7	18,631
Terminations, withdrawals and annuity payments	(75,279)	(34,537)	(284,587)
Transfers between subaccounts, net	(68,280)	(58,352)	(133,887)
Maintenance charges and mortality adjustments	(3,757)	(2,883)	(15,805)

Increase (decrease) in net assets from contract transactions	(131,691)	(95,765)	(415,648)

Total increase (decrease) in net assets	(56,920)	(91,194)	(330,371)

Net assets as of December 31, 2023	$729,334	$715,235	$2,302,890

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Rydex VIF High Yield Strategy	Rydex VIF Internet	Rydex VIF Inverse Dow 2x Strategy (c)
Net assets as of December 31, 2021	$263,738	$1,005,185	$194,319

Investment income (loss):
Dividend distributions	345	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,241)	(8,117)	(3,118)

Net investment income (loss)	(896)	(8,117)	(3,118)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	145,403	—
Realized capital gain (loss) on investments	(25,501)	(90,108)	(227,191)
Change in unrealized appreciation (depreciation)	(7,639)	(495,532)	19,750

Net gain (loss) on investments	(33,140)	(440,237)	(207,441)

Net increase (decrease) in net assets from operations	(34,036)	(448,354)	(210,559)

Contract owner transactions:
Variable annuity deposits	—	722	—
Terminations, withdrawals and annuity payments	(684)	(51,011)	(38,092)
Transfers between subaccounts, net	(209,111)	(12,659)	293,031
Maintenance charges and mortality adjustments	(283)	(4,444)	(552)

Increase (decrease) in net assets from contract transactions	(210,078)	(67,392)	254,387

Total increase (decrease) in net assets	(244,114)	(515,746)	43,828

Net assets as of December 31, 2022	$19,624	$489,439	$238,147

Investment income (loss):
Dividend distributions	4,330	—	376
Investment Expenses:
Mortality and expense risk and administrative charges	(160)	(6,849)	(2,242)

Net investment income (loss)	4,170	(6,849)	(1,866)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(3,882)	(118,252)	(3,426)
Change in unrealized appreciation (depreciation)	3,968	325,850	(32,237)

Net gain (loss) on investments	86	207,598	(35,663)

Net increase (decrease) in net assets from operations	4,256	200,749	(37,529)

Contract owner transactions:
Variable annuity deposits	—	20,902	—
Terminations, withdrawals and annuity payments	(12,530)	(116,355)	(1,916)
Transfers between subaccounts, net	5,093	(25,736)	(41,763)
Maintenance charges and mortality adjustments	(62)	(3,996)	(421)

Increase (decrease) in net assets from contract transactions	(7,499)	(125,185)	(44,100)

Total increase (decrease) in net assets	(3,243)	75,564	(81,629)

Net assets as of December 31, 2023	$16,381	$565,003	$156,518

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Rydex VIF Inverse Government Long Bond Strategy (c)	Rydex VIF Inverse Mid-Cap Strategy (c)	Rydex VIF Inverse NASDAQ-100® Strategy (c)
Net assets as of December 31, 2021	$198,966	$7,693	$642,830

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(4,162)	(142)	(4,371)

Net investment income (loss)	(4,162)	(142)	(4,371)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	77,510	(6,435)	6,612
Change in unrealized appreciation (depreciation)	92,028	88	43,045

Net gain (loss) on investments	169,538	(6,347)	49,657

Net increase (decrease) in net assets from operations	165,376	(6,489)	45,286

Contract owner transactions:
Variable annuity deposits	461	—	4,630
Terminations, withdrawals and annuity payments	(37,075)	(2,598)	(37,762)
Transfers between subaccounts, net	(24,724)	24,831	(291,873)
Maintenance charges and mortality adjustments	(1,920)	(34)	(1,407)

Increase (decrease) in net assets from contract transactions	(63,258)	22,199	(326,412)

Total increase (decrease) in net assets	102,118	15,710	(281,126)

Net assets as of December 31, 2022	$301,084	$23,403	$361,704

Investment income (loss):
Dividend distributions	—	111	501
Investment Expenses:
Mortality and expense risk and administrative charges	(3,181)	(291)	(1,538)

Net investment income (loss)	(3,181)	(180)	(1,037)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	29,493	(505)	(32,452)
Change in unrealized appreciation (depreciation)	(25,922)	(1,734)	(19,037)

Net gain (loss) on investments	3,571	(2,239)	(51,489)

Net increase (decrease) in net assets from operations	390	(2,419)	(52,526)

Contract owner transactions:
Variable annuity deposits	2,912	—	9,491
Terminations, withdrawals and annuity payments	(25,974)	(2)	(22,658)
Transfers between subaccounts, net	(26,848)	186	(185,280)
Maintenance charges and mortality adjustments	(1,286)	(44)	(418)

Increase (decrease) in net assets from contract transactions	(51,196)	140	(198,865)

Total increase (decrease) in net assets	(50,806)	(2,279)	(251,391)

Net assets as of December 31, 2023	$250,278	$21,124	$110,313

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Rydex VIF Inverse Russell 2000® Strategy (c)	Rydex VIF Inverse S&P 500 Strategy (c)	Rydex VIF Japan 2x Strategy (c)
Net assets as of December 31, 2021	$72,241	$126,184	$359,890

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,022)	(2,386)	(3,034)

Net investment income (loss)	(1,022)	(2,386)	(3,034)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	1,517	(212,641)	(19,354)
Change in unrealized appreciation (depreciation)	8,954	22,546	(132,980)

Net gain (loss) on investments	10,471	(190,095)	(152,334)

Net increase (decrease) in net assets from operations	9,449	(192,481)	(155,368)

Contract owner transactions:
Variable annuity deposits	5,110	(134)	7,116
Terminations, withdrawals and annuity payments	(16,583)	(26,476)	(37,274)
Transfers between subaccounts, net	29,709	311,262	14,466
Maintenance charges and mortality adjustments	(822)	(1,165)	(1,963)

Increase (decrease) in net assets from contract transactions	17,414	283,487	(17,655)

Total increase (decrease) in net assets	26,863	91,006	(173,023)

Net assets as of December 31, 2022	$99,104	$217,190	$186,867

Investment income (loss):
Dividend distributions	—	6,499	105
Investment Expenses:
Mortality and expense risk and administrative charges	(837)	(1,711)	(2,742)

Net investment income (loss)	(837)	4,788	(2,637)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(721)	(12,829)	(10,556)
Change in unrealized appreciation (depreciation)	(8,742)	(19,019)	69,303

Net gain (loss) on investments	(9,463)	(31,848)	58,747

Net increase (decrease) in net assets from operations	(10,300)	(27,060)	56,110

Contract owner transactions:
Variable annuity deposits	—	7	773
Terminations, withdrawals and annuity payments	(834)	(1,503)	(23,287)
Transfers between subaccounts, net	(16,292)	(74,245)	(81)
Maintenance charges and mortality adjustments	(730)	(987)	(1,859)

Increase (decrease) in net assets from contract transactions	(17,856)	(76,728)	(24,454)

Total increase (decrease) in net assets	(28,156)	(103,788)	31,656

Net assets as of December 31, 2023	$70,948	$113,402	$218,523

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Rydex VIF Leisure	Rydex VIF Mid- Cap 1.5x Strategy (c)	Rydex VIF Money Market (b)
Net assets as of December 31, 2021	$415,461	$918,845	$50,323,078

Investment income (loss):
Dividend distributions	—	—	473,137
Investment Expenses:
Mortality and expense risk and administrative charges	(4,193)	(8,946)	(652,039)

Net investment income (loss)	(4,193)	(8,946)	(178,902)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	43,786	2,304
Realized capital gain (loss) on investments	(9,905)	(35,514)	—
Change in unrealized appreciation (depreciation)	(106,814)	(221,521)	—

Net gain (loss) on investments	(116,719)	(213,249)	2,304

Net increase (decrease) in net assets from operations	(120,912)	(222,195)	(176,598)

Contract owner transactions:
Variable annuity deposits	90,654	20,123	13,624,635
Terminations, withdrawals and annuity payments	(25,928)	(98,891)	(8,507,910)
Transfers between subaccounts, net	(11,411)	(46,832)	27,314,541
Maintenance charges and mortality adjustments	(1,937)	(2,504)	(202,761)

Increase (decrease) in net assets from contract transactions	51,378	(128,104)	32,228,505

Total increase (decrease) in net assets	(69,534)	(350,299)	32,051,907

Net assets as of December 31, 2022	$345,927	$568,546	$82,374,985

Investment income (loss):
Dividend distributions	—	—	1,871,164
Investment Expenses:
Mortality and expense risk and administrative charges	(4,865)	(6,729)	(507,651)

Net investment income (loss)	(4,865)	(6,729)	1,363,513

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	608
Realized capital gain (loss) on investments	(29,222)	(28,970)	—
Change in unrealized appreciation (depreciation)	88,079	120,863	—

Net gain (loss) on investments	58,857	91,893	608

Net increase (decrease) in net assets from operations	53,992	85,164	1,364,121

Contract owner transactions:
Variable annuity deposits	20,045	—	15,753,299
Terminations, withdrawals and annuity payments	(72,104)	(122,438)	(18,155,960)
Transfers between subaccounts, net	18,102	(5,154)	(44,719,192)
Maintenance charges and mortality adjustments	(1,714)	(3,398)	(153,664)

Increase (decrease) in net assets from contract transactions	(35,671)	(130,990)	(47,275,517)

Total increase (decrease) in net assets	18,321	(45,826)	(45,911,396)

Net assets as of December 31, 2023	$364,248	$522,720	$36,463,589

(b)	Liquidation. See Note 1.
(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Rydex VIF NASDAQ-100®	Rydex VIF NASDAQ-100® 2x Strategy (c)	Rydex VIF Nova (c)
Net assets as of December 31, 2021	$11,188,514	$10,660,065	$3,263,113

Investment income (loss):
Dividend distributions	—	—	8,366
Investment Expenses:
Mortality and expense risk and administrative charges	(135,870)	(73,333)	(25,903)

Net investment income (loss)	(135,870)	(73,333)	(17,537)

Increase (decrease) in net assets from operations:
Capital gain distributions	162,942	926,370	237,172
Realized capital gain (loss) on investments	(4,559,375)	(4,108,332)	(34,989)
Change in unrealized appreciation (depreciation)	(1,861,063)	(4,878,429)	(1,073,622)

Net gain (loss) on investments	(6,257,496)	(8,060,391)	(871,439)

Net increase (decrease) in net assets from operations	(6,393,366)	(8,133,724)	(888,976)

Contract owner transactions:
Variable annuity deposits	16,163	103,275	79,885
Terminations, withdrawals and annuity payments	(427,407)	(404,206)	(163,653)
Transfers between subaccounts, net	(683,363)	1,276,355	(602,387)
Maintenance charges and mortality adjustments	(73,662)	(38,021)	(11,170)

Increase (decrease) in net assets from contract transactions	(1,168,269)	937,403	(697,325)

Total increase (decrease) in net assets	(7,561,635)	(7,196,321)	(1,586,301)

Net assets as of December 31, 2022	$3,626,879	$3,463,744	$1,676,812

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(92,447)	(135,093)	(24,657)

Net investment income (loss)	(92,447)	(135,093)	(24,657)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	1,262,145	3,192,962	(25,017)
Change in unrealized appreciation (depreciation)	1,974,420	4,651,337	616,501

Net gain (loss) on investments	3,236,565	7,844,299	591,484

Net increase (decrease) in net assets from operations	3,144,118	7,709,206	566,827

Contract owner transactions:
Variable annuity deposits	14,465	549	6,507
Terminations, withdrawals and annuity payments	(498,455)	(327,566)	(75,568)
Transfers between subaccounts, net	2,266,165	4,520,811	244,745
Maintenance charges and mortality adjustments	(49,819)	(87,448)	(10,633)

Increase (decrease) in net assets from contract transactions	1,732,356	4,106,346	165,051

Total increase (decrease) in net assets	4,876,474	11,815,552	731,878

Net assets as of December 31, 2023	$8,503,353	$15,279,296	$2,408,690

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Rydex VIF Precious Metals	Rydex VIF Real Estate	Rydex VIF Retailing
Net assets as of December 31, 2021	$3,737,032	$2,704,693	$544,117

Investment income (loss):
Dividend distributions	17,718	18,028	—
Investment Expenses:
Mortality and expense risk and administrative charges	(41,652)	(24,329)	(4,913)

Net investment income (loss)	(23,934)	(6,301)	(4,913)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	98,150	9,621
Realized capital gain (loss) on investments	(7,732)	(6,692)	863
Change in unrealized appreciation (depreciation)	(587,843)	(806,417)	(156,331)

Net gain (loss) on investments	(595,575)	(714,959)	(145,847)

Net increase (decrease) in net assets from operations	(619,509)	(721,260)	(150,760)

Contract owner transactions:
Variable annuity deposits	68,078	28,011	79,460
Terminations, withdrawals and annuity payments	(239,468)	(211,702)	(16,938)
Transfers between subaccounts, net	345,898	(325,566)	(12,429)
Maintenance charges and mortality adjustments	(15,584)	2,590	(1,928)

Increase (decrease) in net assets from contract transactions	158,924	(506,667)	48,165

Total increase (decrease) in net assets	(460,585)	(1,227,927)	(102,595)

Net assets as of December 31, 2022	$3,276,447	$1,476,766	$441,522

Investment income (loss):
Dividend distributions	9,911	18,449	—
Investment Expenses:
Mortality and expense risk and administrative charges	(35,483)	(17,079)	(4,958)

Net investment income (loss)	(25,572)	1,370	(4,958)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	55,551	—
Realized capital gain (loss) on investments	(157,964)	(49,204)	(1,720)
Change in unrealized appreciation (depreciation)	222,217	109,401	67,212

Net gain (loss) on investments	64,253	115,748	65,492

Net increase (decrease) in net assets from operations	38,681	117,118	60,534

Contract owner transactions:
Variable annuity deposits	73,803	11,749	2,577
Terminations, withdrawals and annuity payments	(323,103)	(154,852)	(64,056)
Transfers between subaccounts, net	(22,680)	(20,439)	(6,211)
Maintenance charges and mortality adjustments	(12,830)	(8,377)	(2,578)

Increase (decrease) in net assets from contract transactions	(284,810)	(171,919)	(70,268)

Total increase (decrease) in net assets	(246,129)	(54,801)	(9,734)

Net assets as of December 31, 2023	$3,030,318	$1,421,965	$431,788

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Rydex VIF Russell 2000® 1.5x Strategy (c)	Rydex VIF Russell 2000® 2x Strategy (c)	Rydex VIF S&P 500 2x Strategy (c)
Net assets as of December 31, 2021	$1,868,089	$1,029,256	$7,567,670

Investment income (loss):
Dividend distributions	—	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(8,356)	(12,789)	(33,889)

Net investment income (loss)	(8,356)	(12,789)	(33,889)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	418,289
Realized capital gain (loss) on investments	(239,677)	(479,438)	(478,203)
Change in unrealized appreciation (depreciation)	(245,466)	(86,273)	(1,903,407)

Net gain (loss) on investments	(485,143)	(565,711)	(1,963,321)

Net increase (decrease) in net assets from operations	(493,499)	(578,500)	(1,997,210)

Contract owner transactions:
Variable annuity deposits	(33)	110,563	48,561
Terminations, withdrawals and annuity payments	(8,013)	(107,304)	(244,410)
Transfers between subaccounts, net	(895,473)	(68,874)	(3,487,358)
Maintenance charges and mortality adjustments	(2,715)	(9,075)	(19,123)

Increase (decrease) in net assets from contract transactions	(906,234)	(74,690)	(3,702,330)

Total increase (decrease) in net assets	(1,399,733)	(653,190)	(5,699,540)

Net assets as of December 31, 2022	$468,356	$376,066	$1,868,130

Investment income (loss):
Dividend distributions	—	7,053	2,993
Investment Expenses:
Mortality and expense risk and administrative charges	(6,067)	(34,832)	(25,985)

Net investment income (loss)	(6,067)	(27,779)	(22,992)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(45,666)	(277,536)	219,043
Change in unrealized appreciation (depreciation)	134,611	1,088,148	977,419

Net gain (loss) on investments	88,945	810,612	1,196,462

Net increase (decrease) in net assets from operations	82,878	782,833	1,173,470

Contract owner transactions:
Variable annuity deposits	90	2,236	—
Terminations, withdrawals and annuity payments	(25,869)	(50,216)	(593,003)
Transfers between subaccounts, net	(6,564)	7,864,856	1,956,039
Maintenance charges and mortality adjustments	(3,515)	(24,180)	(13,559)

Increase (decrease) in net assets from contract transactions	(35,858)	7,792,696	1,349,477

Total increase (decrease) in net assets	47,020	8,575,529	2,522,947

Net assets as of December 31, 2023	$515,376	$8,951,595	$4,391,077

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Rydex VIF S&P 500 Pure Growth	Rydex VIF S&P 500 Pure Value	Rydex VIF S&P MidCap 400 Pure Growth
Net assets as of December 31, 2021	$7,503,372	$6,896,493	$2,282,191

Investment income (loss):
Dividend distributions	—	65,621	—
Investment Expenses:
Mortality and expense risk and administrative charges	(45,101)	(83,766)	(19,791)

Net investment income (loss)	(45,101)	(18,145)	(19,791)

Increase (decrease) in net assets from operations:
Capital gain distributions	568,186	700,089	292,765
Realized capital gain (loss) on investments	(456,975)	442,549	(78,357)
Change in unrealized appreciation (depreciation)	(2,026,583)	(1,422,478)	(687,600)

Net gain (loss) on investments	(1,915,372)	(279,840)	(473,192)

Net increase (decrease) in net assets from operations	(1,960,473)	(297,985)	(492,983)

Contract owner transactions:
Variable annuity deposits	195,862	70,065	27,198
Terminations, withdrawals and annuity payments	(561,757)	(843,645)	(123,049)
Transfers between subaccounts, net	(2,166,708)	1,186,463	(331,694)
Maintenance charges and mortality adjustments	(16,878)	(32,716)	(8,966)

Increase (decrease) in net assets from contract transactions	(2,549,481)	380,167	(436,511)

Total increase (decrease) in net assets	(4,509,954)	82,182	(929,494)

Net assets as of December 31, 2022	$2,993,418	$6,978,675	$1,352,697

Investment income (loss):
Dividend distributions	—	74,648	—
Investment Expenses:
Mortality and expense risk and administrative charges	(33,920)	(59,217)	(18,106)

Net investment income (loss)	(33,920)	15,431	(18,106)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(576,916)	(236,302)	(68,155)
Change in unrealized appreciation (depreciation)	709,657	294,717	277,672

Net gain (loss) on investments	132,741	58,415	209,517

Net increase (decrease) in net assets from operations	98,821	73,846	191,411

Contract owner transactions:
Variable annuity deposits	11,872	23,380	16,850
Terminations, withdrawals and annuity payments	(431,566)	(537,632)	(147,830)
Transfers between subaccounts, net	104,494	(2,104,315)	167,210
Maintenance charges and mortality adjustments	(14,116)	(23,918)	(8,574)

Increase (decrease) in net assets from contract transactions	(329,316)	(2,642,485)	27,656

Total increase (decrease) in net assets	(230,495)	(2,568,639)	219,067

Net assets as of December 31, 2023	$2,762,923	$4,410,036	$1,571,764

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Rydex VIF S&P MidCap 400 Pure Value	Rydex VIF S&P SmallCap 600 Pure Growth	Rydex VIF S&P SmallCap 600 Pure Value
Net assets as of December 31, 2021	$3,054,010	$2,110,510	$4,904,922

Investment income (loss):
Dividend distributions	21,687	—	—
Investment Expenses:
Mortality and expense risk and administrative charges	(28,848)	(16,590)	(28,896)

Net investment income (loss)	(7,161)	(16,590)	(28,896)

Increase (decrease) in net assets from operations:
Capital gain distributions	430,645	228,436	299,156
Realized capital gain (loss) on investments	(18,657)	(104,532)	(106,984)
Change in unrealized appreciation (depreciation)	(586,850)	(682,780)	(534,393)

Net gain (loss) on investments	(174,862)	(558,876)	(342,221)

Net increase (decrease) in net assets from operations	(182,023)	(575,466)	(371,117)

Contract owner transactions:
Variable annuity deposits	33,388	11,865	19,260
Terminations, withdrawals and annuity payments	(127,916)	(130,798)	(165,440)
Transfers between subaccounts, net	(79,678)	(305,077)	(3,019,901)
Maintenance charges and mortality adjustments	(9,621)	(7,137)	(11,618)

Increase (decrease) in net assets from contract transactions	(183,827)	(431,147)	(3,177,699)

Total increase (decrease) in net assets	(365,850)	(1,006,613)	(3,548,816)

Net assets as of December 31, 2022	$2,688,160	$1,103,897	$1,356,106

Investment income (loss):
Dividend distributions	—	1,130	—
Investment Expenses:
Mortality and expense risk and administrative charges	(20,447)	(14,151)	(16,606)

Net investment income (loss)	(20,447)	(13,021)	(16,606)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(127,701)	(136,295)	(87,393)
Change in unrealized appreciation (depreciation)	427,754	330,906	296,513

Net gain (loss) on investments	300,053	194,611	209,120

Net increase (decrease) in net assets from operations	279,606	181,590	192,514

Contract owner transactions:
Variable annuity deposits	33,772	16,859	28,189
Terminations, withdrawals and annuity payments	(163,258)	(173,578)	(164,234)
Transfers between subaccounts, net	(1,426,398)	181,568	27,558
Maintenance charges and mortality adjustments	(7,418)	(6,410)	(6,729)

Increase (decrease) in net assets from contract transactions	(1,563,302)	18,439	(115,216)

Total increase (decrease) in net assets	(1,283,696)	200,029	77,298

Net assets as of December 31, 2023	$1,404,464	$1,303,926	$1,433,404

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Rydex VIF Strengthening Dollar 2x Strategy (c)	Rydex VIF Technology	Rydex VIF Telecommunications
Net assets as of December 31, 2021	$644,558	$3,900,452	$649,455

Investment income (loss):
Dividend distributions	—	—	2,720
Investment Expenses:
Mortality and expense risk and administrative charges	(8,915)	(33,561)	(6,266)

Net investment income (loss)	(8,915)	(33,561)	(3,546)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	189,671	—
Realized capital gain (loss) on investments	29,260	(12,365)	4,638
Change in unrealized appreciation (depreciation)	75,396	(1,587,596)	(161,334)

Net gain (loss) on investments	104,656	(1,410,290)	(156,696)

Net increase (decrease) in net assets from operations	95,741	(1,443,851)	(160,242)

Contract owner transactions:
Variable annuity deposits	(10)	213,925	119,322
Terminations, withdrawals and annuity payments	(66,577)	(201,017)	(23,539)
Transfers between subaccounts, net	(32,960)	(209,521)	(113,304)
Maintenance charges and mortality adjustments	(1,615)	(14,830)	(3,059)

Increase (decrease) in net assets from contract transactions	(101,162)	(211,443)	(20,580)

Total increase (decrease) in net assets	(5,421)	(1,655,294)	(180,822)

Net assets as of December 31, 2022	$639,137	$2,245,158	$468,633

Investment income (loss):
Dividend distributions	1,640	—	3,864
Investment Expenses:
Mortality and expense risk and administrative charges	(8,222)	(34,473)	(6,008)

Net investment income (loss)	(6,582)	(34,473)	(2,144)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	52,196	—
Realized capital gain (loss) on investments	4,463	92,586	(4,098)
Change in unrealized appreciation (depreciation)	709	978,896	29,803

Net gain (loss) on investments	5,172	1,123,678	25,705

Net increase (decrease) in net assets from operations	(1,410)	1,089,205	23,561

Contract owner transactions:
Variable annuity deposits	—	14,735	5,735
Terminations, withdrawals and annuity payments	(10,343)	(317,094)	(18,314)
Transfers between subaccounts, net	4,503	270,645	(6,869)
Maintenance charges and mortality adjustments	(1,111)	(14,966)	(1,963)

Increase (decrease) in net assets from contract transactions	(6,951)	(46,680)	(21,411)

Total increase (decrease) in net assets	(8,361)	1,042,525	2,150

Net assets as of December 31, 2023	$630,776	$3,287,683	$470,783

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Rydex VIF Transportation	Rydex VIF Utilities	Rydex VIF Weakening Dollar 2x Strategy (c)
Net assets as of December 31, 2021	$527,550	$3,597,117	$105,901

Investment income (loss):
Dividend distributions	—	28,652	—
Investment Expenses:
Mortality and expense risk and administrative charges	(4,819)	(43,636)	(1,181)

Net investment income (loss)	(4,819)	(14,984)	(1,181)

Increase (decrease) in net assets from operations:
Capital gain distributions	39,421	22,992	—
Realized capital gain (loss) on investments	(156,257)	149,622	(20,824)
Change in unrealized appreciation (depreciation)	(220,126)	(284,701)	(1,896)

Net gain (loss) on investments	(336,962)	(112,087)	(22,720)

Net increase (decrease) in net assets from operations	(341,781)	(127,071)	(23,901)

Contract owner transactions:
Variable annuity deposits	119,346	69,293	268
Terminations, withdrawals and annuity payments	(28,729)	(579,799)	(13,049)
Transfers between subaccounts, net	109,530	463,209	35,806
Maintenance charges and mortality adjustments	(2,563)	4,143	(575)

Increase (decrease) in net assets from contract transactions	197,584	(43,154)	22,450

Total increase (decrease) in net assets	(144,197)	(170,225)	(1,451)

Net assets as of December 31, 2022	$383,353	$3,426,892	$104,450

Investment income (loss):
Dividend distributions	—	43,338	84
Investment Expenses:
Mortality and expense risk and administrative charges	(5,582)	(31,779)	(1,092)

Net investment income (loss)	(5,582)	11,559	(1,008)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(6,640)	(9,131)	(3,786)
Change in unrealized appreciation (depreciation)	105,840	(251,751)	5,678

Net gain (loss) on investments	99,200	(260,882)	1,892

Net increase (decrease) in net assets from operations	93,618	(249,323)	884

Contract owner transactions:
Variable annuity deposits	2,570	275,303	7,645
Terminations, withdrawals and annuity payments	(22,439)	(305,924)	(31,010)
Transfers between subaccounts, net	114,144	(956,516)	283
Maintenance charges and mortality adjustments	(2,265)	(11,791)	(415)

Increase (decrease) in net assets from contract transactions	92,010	(998,928)	(23,497)

Total increase (decrease) in net assets	185,628	(1,248,251)	(22,613)

Net assets as of December 31, 2023	$568,981	$2,178,641	$81,837

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	T. Rowe Price Blue Chip Growth	T. Rowe Price Capital Appreciation	T. Rowe Price Equity Income
Net assets as of December 31, 2021	$3,146,850	$8,217,281	$771,928

Investment income (loss):
Dividend distributions	—	84,028	15,763
Investment Expenses:
Mortality and expense risk and administrative charges	(11,958)	(68,339)	(4,480)

Net investment income (loss)	(11,958)	15,689	11,283

Increase (decrease) in net assets from operations:
Capital gain distributions	88,412	495,202	56,386
Realized capital gain (loss) on investments	(85,846)	159,829	8,283
Change in unrealized appreciation (depreciation)	(1,136,437)	(1,730,264)	(104,824)

Net gain (loss) on investments	(1,133,871)	(1,075,233)	(40,155)

Net increase (decrease) in net assets from operations	(1,145,829)	(1,059,544)	(28,872)

Contract owner transactions:
Variable annuity deposits	165,011	207,795	1,458
Terminations, withdrawals and annuity payments	(307,576)	(899,864)	(143,354)
Transfers between subaccounts, net	(264,994)	314,362	483,714
Maintenance charges and mortality adjustments	(2,664)	(16,184)	(682)

Increase (decrease) in net assets from contract transactions	(410,223)	(393,891)	341,136

Total increase (decrease) in net assets	(1,556,052)	(1,453,435)	312,264

Net assets as of December 31, 2022	$1,590,798	$6,763,846	$1,084,192

Investment income (loss):
Dividend distributions	—	126,377	22,277
Investment Expenses:
Mortality and expense risk and administrative charges	(11,539)	(60,940)	(4,374)

Net investment income (loss)	(11,539)	65,437	17,903

Increase (decrease) in net assets from operations:
Capital gain distributions	—	138,298	51,902
Realized capital gain (loss) on investments	(17,486)	54,264	(2,881)
Change in unrealized appreciation (depreciation)	825,926	826,118	39,918

Net gain (loss) on investments	808,440	1,018,680	88,939

Net increase (decrease) in net assets from operations	796,901	1,084,117	106,842

Contract owner transactions:
Variable annuity deposits	11,273	119,996	26,324
Terminations, withdrawals and annuity payments	(145,287)	(674,336)	(46,998)
Transfers between subaccounts, net	470,251	(367,474)	97,439
Maintenance charges and mortality adjustments	(2,917)	(14,836)	(569)

Increase (decrease) in net assets from contract transactions	333,320	(936,650)	76,196

Total increase (decrease) in net assets	1,130,221	147,467	183,038

Net assets as of December 31, 2023	$2,721,019	$6,911,313	$1,267,230

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	T. Rowe Price Growth Stock	T. Rowe Price Health Sciences	T. Rowe Price Limited-Term Bond
Net assets as of December 31, 2021	$8,378,228	$14,793,088	$100,761

Investment income (loss):
Dividend distributions	—	—	1,217
Investment Expenses:
Mortality and expense risk and administrative charges	(54,536)	(93,439)	(510)

Net investment income (loss)	(54,536)	(93,439)	707

Increase (decrease) in net assets from operations:
Capital gain distributions	172,986	199,641	95
Realized capital gain (loss) on investments	157,625	81,770	(2,245)
Change in unrealized appreciation (depreciation)	(3,711,348)	(2,199,549)	(3,440)

Net gain (loss) on investments	(3,380,737)	(1,918,138)	(5,590)

Net increase (decrease) in net assets from operations	(3,435,273)	(2,011,577)	(4,883)

Contract owner transactions:
Variable annuity deposits	143,985	391,204	(27)
Terminations, withdrawals and annuity payments	(639,949)	(807,733)	(11,045)
Transfers between subaccounts, net	225,881	(510,153)	(25,422)
Maintenance charges and mortality adjustments	(26,784)	(29,219)	(175)

Increase (decrease) in net assets from contract transactions	(296,867)	(955,901)	(36,669)

Total increase (decrease) in net assets	(3,732,140)	(2,967,478)	(41,552)

Net assets as of December 31, 2022	$4,646,088	$11,825,610	$59,209

Investment income (loss):
Dividend distributions	—	—	2,253
Investment Expenses:
Mortality and expense risk and administrative charges	(47,158)	(85,787)	(598)

Net investment income (loss)	(47,158)	(85,787)	1,655

Increase (decrease) in net assets from operations:
Capital gain distributions	205,099	382,257	—
Realized capital gain (loss) on investments	52,984	132,758	(1,355)
Change in unrealized appreciation (depreciation)	1,626,859	(319,379)	4,168

Net gain (loss) on investments	1,884,942	195,636	2,813

Net increase (decrease) in net assets from operations	1,837,784	109,849	4,468

Contract owner transactions:
Variable annuity deposits	125,420	248,032	—
Terminations, withdrawals and annuity payments	(485,571)	(1,385,247)	(20,187)
Transfers between subaccounts, net	(302,937)	(449,284)	144,612
Maintenance charges and mortality adjustments	(15,589)	(27,362)	(170)

Increase (decrease) in net assets from contract transactions	(678,677)	(1,613,861)	124,255

Total increase (decrease) in net assets	1,159,107	(1,504,012)	128,723

Net assets as of December 31, 2023	$5,805,195	$10,321,598	$187,932

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	T. Rowe Price Retirement 2010	T. Rowe Price Retirement 2015	T. Rowe Price Retirement 2020
Net assets as of December 31, 2021	$1,784	$178,104	$134,698

Investment income (loss):
Dividend distributions	34	3,041	2,242
Investment Expenses:
Mortality and expense risk and administrative charges	(15)	(1,413)	(1,075)

Net investment income (loss)	19	1,628	1,167

Increase (decrease) in net assets from operations:
Capital gain distributions	120	12,400	10,875
Realized capital gain (loss) on investments	(2)	(1,236)	(263)
Change in unrealized appreciation (depreciation)	(407)	(39,724)	(33,170)

Net gain (loss) on investments	(289)	(28,560)	(22,558)

Net increase (decrease) in net assets from operations	(270)	(26,932)	(21,391)

Contract owner transactions:
Variable annuity deposits	—	12,969	2,432
Terminations, withdrawals and annuity payments	—	(20,360)	(1,604)
Transfers between subaccounts, net	7	—	5
Maintenance charges and mortality adjustments	(5)	(38)	(413)

Increase (decrease) in net assets from contract transactions	2	(7,429)	420

Total increase (decrease) in net assets	(268)	(34,361)	(20,971)

Net assets as of December 31, 2022	$1,516	$143,743	$113,727

Investment income (loss):
Dividend distributions	36	3,580	2,464
Investment Expenses:
Mortality and expense risk and administrative charges	(15)	(1,364)	(1,076)

Net investment income (loss)	21	2,216	1,388

Increase (decrease) in net assets from operations:
Capital gain distributions	27	4,933	5,207
Realized capital gain (loss) on investments	(4)	(889)	(539)
Change in unrealized appreciation (depreciation)	119	11,009	7,480

Net gain (loss) on investments	142	15,053	12,148

Net increase (decrease) in net assets from operations	163	17,269	13,536

Contract owner transactions:
Variable annuity deposits	—	19,177	1,760
Terminations, withdrawals and annuity payments	—	(4,175)	(1,581)
Transfers between subaccounts, net	—	75	(3)
Maintenance charges and mortality adjustments	(6)	(18)	(510)

Increase (decrease) in net assets from contract transactions	(6)	15,059	(334)

Total increase (decrease) in net assets	157	32,328	13,202

Net assets as of December 31, 2023	$1,673	$176,071	$126,929

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	T. Rowe Price Retirement 2025	T. Rowe Price Retirement 2030	T. Rowe Price Retirement 2035
Net assets as of December 31, 2021	$73,217	$275,657	$95,888

Investment income (loss):
Dividend distributions	982	3,423	544
Investment Expenses:
Mortality and expense risk and administrative charges	(526)	(2,323)	(762)

Net investment income (loss)	456	1,100	(218)

Increase (decrease) in net assets from operations:
Capital gain distributions	5,544	24,616	4,413
Realized capital gain (loss) on investments	981	(78)	(1,996)
Change in unrealized appreciation (depreciation)	(18,200)	(77,935)	(20,198)

Net gain (loss) on investments	(11,675)	(53,397)	(17,781)

Net increase (decrease) in net assets from operations	(11,219)	(52,297)	(17,999)

Contract owner transactions:
Variable annuity deposits	8,192	40,010	8,937
Terminations, withdrawals and annuity payments	(10,739)	—	—
Transfers between subaccounts, net	6	3,095	(28,403)
Maintenance charges and mortality adjustments	(348)	(531)	(327)

Increase (decrease) in net assets from contract transactions	(2,889)	42,574	(19,793)

Total increase (decrease) in net assets	(14,108)	(9,723)	(37,792)

Net assets as of December 31, 2022	$59,109	$265,934	$58,096

Investment income (loss):
Dividend distributions	1,191	4,662	895
Investment Expenses:
Mortality and expense risk and administrative charges	(582)	(2,677)	(590)

Net investment income (loss)	609	1,985	305

Increase (decrease) in net assets from operations:
Capital gain distributions	2,807	13,164	2,199
Realized capital gain (loss) on investments	(393)	(391)	(57)
Change in unrealized appreciation (depreciation)	4,667	25,819	7,677

Net gain (loss) on investments	7,081	38,592	9,819

Net increase (decrease) in net assets from operations	7,690	40,577	10,124

Contract owner transactions:
Variable annuity deposits	5,264	16,807	6,507
Terminations, withdrawals and annuity payments	(3,804)	—	—
Transfers between subaccounts, net	—	256	—
Maintenance charges and mortality adjustments	(490)	(688)	(267)

Increase (decrease) in net assets from contract transactions	970	16,375	6,240

Total increase (decrease) in net assets	8,660	56,952	16,364

Net assets as of December 31, 2023	$67,769	$322,886	$74,460

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	T. Rowe Price Retirement 2040	T. Rowe Price Retirement 2045	T. Rowe Price Retirement 2050
Net assets as of December 31, 2021	$73,861	$5,111	$105

Investment income (loss):
Dividend distributions	615	45	2
Investment Expenses:
Mortality and expense risk and administrative charges	(600)	(51)	(2)

Net investment income (loss)	15	(6)	—

Increase (decrease) in net assets from operations:
Capital gain distributions	4,627	402	21
Realized capital gain (loss) on investments	(4)	(4)	(2)
Change in unrealized appreciation (depreciation)	(19,809)	(1,585)	(55)

Net gain (loss) on investments	(15,186)	(1,187)	(36)

Net increase (decrease) in net assets from operations	(15,171)	(1,193)	(36)

Contract owner transactions:
Variable annuity deposits	7,985	2,665	257
Terminations, withdrawals and annuity payments	—	—	—
Transfers between subaccounts, net	1	5	—
Maintenance charges and mortality adjustments	(285)	(63)	(5)

Increase (decrease) in net assets from contract transactions	7,701	2,607	252

Total increase (decrease) in net assets	(7,470)	1,414	216

Net assets as of December 31, 2022	$66,391	$6,525	$321

Investment income (loss):
Dividend distributions	1,740	79	6
Investment Expenses:
Mortality and expense risk and administrative charges	(1,314)	(68)	(4)

Net investment income (loss)	426	11	2

Increase (decrease) in net assets from operations:
Capital gain distributions	6,763	258	20
Realized capital gain (loss) on investments	988	(7)	(2)
Change in unrealized appreciation (depreciation)	15,369	1,054	66

Net gain (loss) on investments	23,120	1,305	84

Net increase (decrease) in net assets from operations	23,546	1,316	86

Contract owner transactions:
Variable annuity deposits	18,959	864	250
Terminations, withdrawals and annuity payments	(22,756)	—	—
Transfers between subaccounts, net	87,982	—	—
Maintenance charges and mortality adjustments	(375)	(80)	(8)

Increase (decrease) in net assets from contract transactions	83,810	784	242

Total increase (decrease) in net assets	107,356	2,100	328

Net assets as of December 31, 2023	$173,747	$8,625	$649

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	T. Rowe Price Retirement 2055	T. Rowe Price Retirement Balanced	Templeton Developing Markets VIP Fund
Net assets as of December 31, 2021	$48,052	$228,287	$8,749,873

Investment income (loss):
Dividend distributions	246	4,768	168,997
Investment Expenses:
Mortality and expense risk and administrative charges	(370)	(1,722)	(72,134)

Net investment income (loss)	(124)	3,046	96,863

Increase (decrease) in net assets from operations:
Capital gain distributions	2,177	9,170	488,331
Realized capital gain (loss) on investments	55	(15,969)	(462,814)
Change in unrealized appreciation (depreciation)	(11,929)	(25,992)	(2,052,099)

Net gain (loss) on investments	(9,697)	(32,791)	(2,026,582)

Net increase (decrease) in net assets from operations	(9,821)	(29,745)	(1,929,719)

Contract owner transactions:
Variable annuity deposits	991	25,059	80,707
Terminations, withdrawals and annuity payments	—	(48,139)	(820,687)
Transfers between subaccounts, net	—	(35,214)	(459,715)
Maintenance charges and mortality adjustments	(147)	(824)	(29,284)

Increase (decrease) in net assets from contract transactions	844	(59,118)	(1,228,979)

Total increase (decrease) in net assets	(8,977)	(88,863)	(3,158,698)

Net assets as of December 31, 2022	$39,075	$139,424	$5,591,175

Investment income (loss):
Dividend distributions	417	3,324	120,953
Investment Expenses:
Mortality and expense risk and administrative charges	(394)	(1,213)	(66,074)

Net investment income (loss)	23	2,111	54,879

Increase (decrease) in net assets from operations:
Capital gain distributions	1,213	1,585	4,388
Realized capital gain (loss) on investments	70	(3,794)	(589,678)
Change in unrealized appreciation (depreciation)	6,358	12,991	975,363

Net gain (loss) on investments	7,641	10,782	390,073

Net increase (decrease) in net assets from operations	7,664	12,893	444,952

Contract owner transactions:
Variable annuity deposits	1,858	1,285	116,738
Terminations, withdrawals and annuity payments	—	(16,490)	(713,348)
Transfers between subaccounts, net	7	(154)	63,877
Maintenance charges and mortality adjustments	(166)	(820)	(30,959)

Increase (decrease) in net assets from contract transactions	1,699	(16,179)	(563,692)

Total increase (decrease) in net assets	9,363	(3,286)	(118,740)

Net assets as of December 31, 2023	$48,438	$136,138	$5,472,435

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Templeton Foreign VIP Fund	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund
Net assets as of December 31, 2021	$4,744,177	$1,060,716	$4,064

Investment income (loss):
Dividend distributions	131,190	—	6
Investment Expenses:
Mortality and expense risk and administrative charges	(55,466)	(5,635)	(45)

Net investment income (loss)	75,724	(5,635)	(39)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	(39,247)	(88,138)	(18)
Change in unrealized appreciation (depreciation)	(488,645)	38,948	(455)

Net gain (loss) on investments	(527,892)	(49,190)	(473)

Net increase (decrease) in net assets from operations	(452,168)	(54,825)	(512)

Contract owner transactions:
Variable annuity deposits	13,973	20,989	—
Terminations, withdrawals and annuity payments	(597,840)	(65,930)	—
Transfers between subaccounts, net	190,332	(201,452)	—
Maintenance charges and mortality adjustments	(21,924)	(2,277)	(7)

Increase (decrease) in net assets from contract transactions	(415,459)	(248,670)	(7)

Total increase (decrease) in net assets	(867,627)	(303,495)	(519)

Net assets as of December 31, 2022	$3,876,550	$757,221	$3,545

Investment income (loss):
Dividend distributions	113,191	—	129
Investment Expenses:
Mortality and expense risk and administrative charges	(48,006)	(4,957)	(49)

Net investment income (loss)	65,185	(4,957)	80

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	—
Realized capital gain (loss) on investments	51,350	(38,929)	(15)
Change in unrealized appreciation (depreciation)	522,977	49,900	625

Net gain (loss) on investments	574,327	10,971	610

Net increase (decrease) in net assets from operations	639,512	6,014	690

Contract owner transactions:
Variable annuity deposits	197,049	33,528	—
Terminations, withdrawals and annuity payments	(558,644)	(48,550)	—
Transfers between subaccounts, net	(453,562)	18,793	—
Maintenance charges and mortality adjustments	(20,309)	(1,746)	(8)

Increase (decrease) in net assets from contract transactions	(835,466)	2,025	(8)

Total increase (decrease) in net assets	(195,954)	8,039	682

Net assets as of December 31, 2023	$3,680,596	$765,260	$4,227

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Third Avenue Value	TOPS® Aggressive Growth ETF	TOPS® Balanced ETF
Net assets as of December 31, 2021	$22,774	$343,684	$172,797

Investment income (loss):
Dividend distributions	361	1	7,726
Investment Expenses:
Mortality and expense risk and administrative charges	(1,319)	(1,596)	(1,046)

Net investment income (loss)	(958)	(1,595)	6,680

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	8,444
Realized capital gain (loss) on investments	3,133	(30,082)	(208)
Change in unrealized appreciation (depreciation)	10,120	(16,989)	(43,390)

Net gain (loss) on investments	13,253	(47,071)	(35,154)

Net increase (decrease) in net assets from operations	12,295	(48,666)	(28,474)

Contract owner transactions:
Variable annuity deposits	235	9,298	432,846
Terminations, withdrawals and annuity payments	(54,770)	—	(3,197)
Transfers between subaccounts, net	620,461	(304,106)	—
Maintenance charges and mortality adjustments	(206)	(210)	(801)

Increase (decrease) in net assets from contract transactions	565,720	(295,018)	428,848

Total increase (decrease) in net assets	578,015	(343,684)	400,374

Net assets as of December 31, 2022	$600,789	$—	$573,171

Investment income (loss):
Dividend distributions	1,505	287	14,205
Investment Expenses:
Mortality and expense risk and administrative charges	(1,729)	(34)	(2,043)

Net investment income (loss)	(224)	253	12,162

Increase (decrease) in net assets from operations:
Capital gain distributions	4,188	165	11,620
Realized capital gain (loss) on investments	75,746	(4)	(1,659)
Change in unrealized appreciation (depreciation)	(3,374)	1,789	61,707

Net gain (loss) on investments	76,560	1,950	71,668

Net increase (decrease) in net assets from operations	76,336	2,203	83,830

Contract owner transactions:
Variable annuity deposits	470	—	383,138
Terminations, withdrawals and annuity payments	(64,798)	(148)	(68,919)
Transfers between subaccounts, net	(536,150)	40,895	3,384
Maintenance charges and mortality adjustments	(222)	(32)	(1,593)

Increase (decrease) in net assets from contract transactions	(600,700)	40,715	316,010

Total increase (decrease) in net assets	(524,364)	42,918	399,840

Net assets as of December 31, 2023	$76,425	$42,918	$973,011

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	TOPS® Conservative ETF	TOPS® Growth ETF	TOPS® Managed Risk Balanced ETF
Net assets as of December 31, 2021	$4,405,671	$648,162	$—

Investment income (loss):
Dividend distributions	9,428	2,719	—
Investment Expenses:
Mortality and expense risk and administrative charges	(22,218)	(2,744)	(67)

Net investment income (loss)	(12,790)	(25)	(67)

Increase (decrease) in net assets from operations:
Capital gain distributions	10,567	1,417	1
Realized capital gain (loss) on investments	(225,432)	(48,994)	(3,330)
Change in unrealized appreciation (depreciation)	(145,471)	(43,632)	—

Net gain (loss) on investments	(360,336)	(91,209)	(3,329)

Net increase (decrease) in net assets from operations	(373,126)	(91,234)	(3,396)

Contract owner transactions:
Variable annuity deposits	448,851	127,388	55,055
Terminations, withdrawals and annuity payments	(88,888)	(7,473)	(51,648)
Transfers between subaccounts, net	(3,732,407)	(416,447)	(3)
Maintenance charges and mortality adjustments	(4,272)	(723)	(8)

Increase (decrease) in net assets from contract transactions	(3,376,716)	(297,255)	3,396

Total increase (decrease) in net assets	(3,749,842)	(388,489)	—

Net assets as of December 31, 2022	$655,829	$259,673	$—

Investment income (loss):
Dividend distributions	13,791	3,679	—
Investment Expenses:
Mortality and expense risk and administrative charges	(1,815)	(870)	—

Net investment income (loss)	11,976	2,809	—

Increase (decrease) in net assets from operations:
Capital gain distributions	18,958	3,517	—
Realized capital gain (loss) on investments	(1,003)	(102)	—
Change in unrealized appreciation (depreciation)	30,848	46,833	—

Net gain (loss) on investments	48,803	50,248	—

Net increase (decrease) in net assets from operations	60,779	53,057	—

Contract owner transactions:
Variable annuity deposits	98,770	87,522	—
Terminations, withdrawals and annuity payments	(26,890)	(2,744)	—
Transfers between subaccounts, net	—	(473)	—
Maintenance charges and mortality adjustments	(2,169)	(697)	—

Increase (decrease) in net assets from contract transactions	69,711	83,608	—

Total increase (decrease) in net assets	130,490	136,665	—

Net assets as of December 31, 2023	$786,319	$396,338	$—

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	TOPS® Managed Risk Moderate Growth ETF	TOPS® Moderate Growth ETF	VanEck VIP Global Gold
Net assets as of December 31, 2021	$521,199	$—	$196,388

Investment income (loss):
Dividend distributions	—	8,452	—
Investment Expenses:
Mortality and expense risk and administrative charges	(374)	(411)	(6,502)

Net investment income (loss)	(374)	8,041	(6,502)

Increase (decrease) in net assets from operations:
Capital gain distributions	56	7,543	—
Realized capital gain (loss) on investments	9,997	133	(385,899)
Change in unrealized appreciation (depreciation)	(29,413)	19,307	(8,456)

Net gain (loss) on investments	(19,360)	26,983	(394,355)

Net increase (decrease) in net assets from operations	(19,734)	35,024	(400,857)

Contract owner transactions:
Variable annuity deposits	—	612,668	130,863
Terminations, withdrawals and annuity payments	—	(1,869)	(132,406)
Transfers between subaccounts, net	(501,465)	—	392,370
Maintenance charges and mortality adjustments	—	(152)	(1,225)

Increase (decrease) in net assets from contract transactions	(501,465)	610,647	389,602

Total increase (decrease) in net assets	(521,199)	645,671	(11,255)

Net assets as of December 31, 2022	$—	$645,671	$185,133

Investment income (loss):
Dividend distributions	—	9,302	—
Investment Expenses:
Mortality and expense risk and administrative charges	—	(1,688)	(2,023)

Net investment income (loss)	—	7,614	(2,023)

Increase (decrease) in net assets from operations:
Capital gain distributions	—	7,894	—
Realized capital gain (loss) on investments	—	618	(12,871)
Change in unrealized appreciation (depreciation)	—	66,822	36,618

Net gain (loss) on investments	—	75,334	23,747

Net increase (decrease) in net assets from operations	—	82,948	21,724

Contract owner transactions:
Variable annuity deposits	—	68,520	80,410
Terminations, withdrawals and annuity payments	—	(6,207)	(16,380)
Transfers between subaccounts, net	—	—	86,654
Maintenance charges and mortality adjustments	—	(405)	(558)

Increase (decrease) in net assets from contract transactions	—	61,908	150,126

Total increase (decrease) in net assets	—	144,856	171,850

Net assets as of December 31, 2023	$—	$790,527	$356,983

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	VanEck VIP Global Resources	Vanguard® VIF Balanced	Vanguard® VIF Capital Growth
Net assets as of December 31, 2021	$124,830	$3,152,836	$1,311,086

Investment income (loss):
Dividend distributions	7,247	52,584	11,761
Investment Expenses:
Mortality and expense risk and administrative charges	(1,517)	(14,737)	(10,685)

Net investment income (loss)	5,730	37,847	1,076

Increase (decrease) in net assets from operations:
Capital gain distributions	—	263,400	127,077
Realized capital gain (loss) on investments	7,116	(162,913)	(9,692)
Change in unrealized appreciation (depreciation)	(55,966)	(619,206)	(380,907)

Net gain (loss) on investments	(48,850)	(518,719)	(263,522)

Net increase (decrease) in net assets from operations	(43,120)	(480,872)	(262,446)

Contract owner transactions:
Variable annuity deposits	2,443	646,141	757,699
Terminations, withdrawals and annuity payments	(8,300)	(677,279)	(509,081)
Transfers between subaccounts, net	428,471	(317,159)	(62,189)
Maintenance charges and mortality adjustments	(210)	(3,508)	(1,873)

Increase (decrease) in net assets from contract transactions	422,404	(351,805)	184,556

Total increase (decrease) in net assets	379,284	(832,677)	(77,890)

Net assets as of December 31, 2022	$504,114	$2,320,159	$1,233,196

Investment income (loss):
Dividend distributions	12,351	49,358	14,707
Investment Expenses:
Mortality and expense risk and administrative charges	(1,739)	(12,571)	(7,638)

Net investment income (loss)	10,612	36,787	7,069

Increase (decrease) in net assets from operations:
Capital gain distributions	—	95,652	70,856
Realized capital gain (loss) on investments	1,163	(15,032)	19,682
Change in unrealized appreciation (depreciation)	(32,533)	298,518	227,514

Net gain (loss) on investments	(31,370)	379,138	318,052

Net increase (decrease) in net assets from operations	(20,758)	415,925	325,121

Contract owner transactions:
Variable annuity deposits	12,858	992,109	58,282
Terminations, withdrawals and annuity payments	(3,053)	(95,534)	(280,352)
Transfers between subaccounts, net	25,372	192,570	1,324
Maintenance charges and mortality adjustments	(236)	(4,185)	(1,643)

Increase (decrease) in net assets from contract transactions	34,941	1,084,960	(222,389)

Total increase (decrease) in net assets	14,183	1,500,885	102,732

Net assets as of December 31, 2023	$518,297	$3,821,044	$1,335,928

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Vanguard® VIF Conservative Allocation	Vanguard® VIF Diversified Value	Vanguard® VIF Equity Income
Net assets as of December 31, 2021	$6,875,828	$826,973	$1,844,856

Investment income (loss):
Dividend distributions	154,440	8,544	50,062
Investment Expenses:
Mortality and expense risk and administrative charges	(69,734)	(3,805)	(16,128)

Net investment income (loss)	84,706	4,739	33,934

Increase (decrease) in net assets from operations:
Capital gain distributions	271,249	67,592	212,834
Realized capital gain (loss) on investments	(131,890)	(8,923)	27,862
Change in unrealized appreciation (depreciation)	(1,372,764)	(197,527)	(254,329)

Net gain (loss) on investments	(1,233,405)	(138,858)	(13,633)

Net increase (decrease) in net assets from operations	(1,148,699)	(134,119)	20,301

Contract owner transactions:
Variable annuity deposits	1,101,069	651,379	641,112
Terminations, withdrawals and annuity payments	(200,948)	(43,751)	(482,410)
Transfers between subaccounts, net	(346,166)	50,053	868,095
Maintenance charges and mortality adjustments	(7,897)	(530)	(3,101)

Increase (decrease) in net assets from contract transactions	546,058	657,151	1,023,696

Total increase (decrease) in net assets	(602,641)	523,032	1,043,997

Net assets as of December 31, 2022	$6,273,187	$1,350,005	$2,888,853

Investment income (loss):
Dividend distributions	115,624	19,967	87,978
Investment Expenses:
Mortality and expense risk and administrative charges	(51,274)	(6,055)	(10,663)

Net investment income (loss)	64,350	13,912	77,315

Increase (decrease) in net assets from operations:
Capital gain distributions	149,652	75,898	172,004
Realized capital gain (loss) on investments	(248,196)	(6,106)	(39,850)
Change in unrealized appreciation (depreciation)	706,645	195,187	32,037

Net gain (loss) on investments	608,101	264,979	164,191

Net increase (decrease) in net assets from operations	672,451	278,891	241,506

Contract owner transactions:
Variable annuity deposits	329,293	65,385	742,151
Terminations, withdrawals and annuity payments	(829,994)	(97,500)	(170,210)
Transfers between subaccounts, net	(150,995)	173,306	(257,312)
Maintenance charges and mortality adjustments	(8,456)	(1,051)	(2,888)

Increase (decrease) in net assets from contract transactions	(660,152)	140,140	311,741

Total increase (decrease) in net assets	12,299	419,031	553,247

Net assets as of December 31, 2023	$6,285,486	$1,769,036	$3,442,100

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Vanguard® VIF Equity Index	Vanguard® VIF Global Bond Index	Vanguard® VIF Growth
Net assets as of December 31, 2021	$4,968,973	$601,922	$1,598,527

Investment income (loss):
Dividend distributions	69,710	15,398	—
Investment Expenses:
Mortality and expense risk and administrative charges	(19,114)	(2,133)	(6,351)

Net investment income (loss)	50,596	13,265	(6,351)

Increase (decrease) in net assets from operations:
Capital gain distributions	233,093	5,687	541,781
Realized capital gain (loss) on investments	(29,757)	(12,019)	(101,168)
Change in unrealized appreciation (depreciation)	(1,422,018)	(107,889)	(1,122,800)

Net gain (loss) on investments	(1,218,682)	(114,221)	(682,187)

Net increase (decrease) in net assets from operations	(1,168,086)	(100,956)	(688,538)

Contract owner transactions:
Variable annuity deposits	2,123,187	573,842	1,040,006
Terminations, withdrawals and annuity payments	(171,315)	(11,487)	(113,164)
Transfers between subaccounts, net	585,652	128,446	(175,413)
Maintenance charges and mortality adjustments	(4,660)	(880)	(1,624)

Increase (decrease) in net assets from contract transactions	2,532,864	689,921	749,805

Total increase (decrease) in net assets	1,364,778	588,965	61,267

Net assets as of December 31, 2022	$6,333,751	$1,190,887	$1,659,794

Investment income (loss):
Dividend distributions	119,189	21,866	5,225
Investment Expenses:
Mortality and expense risk and administrative charges	(27,526)	(2,896)	(7,100)

Net investment income (loss)	91,663	18,970	(1,875)

Increase (decrease) in net assets from operations:
Capital gain distributions	263,976	1,905	—
Realized capital gain (loss) on investments	7,199	(17,855)	(39,527)
Change in unrealized appreciation (depreciation)	1,733,568	69,345	766,597

Net gain (loss) on investments	2,004,743	53,395	727,070

Net increase (decrease) in net assets from operations	2,096,406	72,365	725,195

Contract owner transactions:
Variable annuity deposits	840,094	74,720	271,970
Terminations, withdrawals and annuity payments	(218,097)	(12,241)	(71,348)
Transfers between subaccounts, net	2,903,980	(109,266)	96,229
Maintenance charges and mortality adjustments	(6,913)	(767)	(2,125)

Increase (decrease) in net assets from contract transactions	3,519,064	(47,554)	294,726

Total increase (decrease) in net assets	5,615,470	24,811	1,019,921

Net assets as of December 31, 2023	$11,949,221	$1,215,698	$2,679,715

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Vanguard® VIF High Yield Bond	Vanguard® VIF International	Vanguard® VIF Mid-Cap Index
Net assets as of December 31, 2021	$1,208,776	$5,683,100	$4,827,809

Investment income (loss):
Dividend distributions	38,414	58,489	50,376
Investment Expenses:
Mortality and expense risk and administrative charges	(3,534)	(11,523)	(38,908)

Net investment income (loss)	34,880	46,966	11,468

Increase (decrease) in net assets from operations:
Capital gain distributions	—	867,068	477,890
Realized capital gain (loss) on investments	(8,549)	(341,080)	(7,160)
Change in unrealized appreciation (depreciation)	(122,852)	(2,336,482)	(1,513,572)

Net gain (loss) on investments	(131,401)	(1,810,494)	(1,042,842)

Net increase (decrease) in net assets from operations	(96,521)	(1,763,528)	(1,031,374)

Contract owner transactions:
Variable annuity deposits	379,240	548,788	966,501
Terminations, withdrawals and annuity payments	(30,143)	(244,151)	(264,069)
Transfers between subaccounts, net	(191,081)	(154,551)	184,024
Maintenance charges and mortality adjustments	(1,380)	(3,398)	(5,280)

Increase (decrease) in net assets from contract transactions	156,636	146,688	881,176

Total increase (decrease) in net assets	60,115	(1,616,840)	(150,198)

Net assets as of December 31, 2022	$1,268,891	$4,066,260	$4,677,611

Investment income (loss):
Dividend distributions	70,044	71,709	67,673
Investment Expenses:
Mortality and expense risk and administrative charges	(4,231)	(12,331)	(30,976)

Net investment income (loss)	65,813	59,378	36,697

Increase (decrease) in net assets from operations:
Capital gain distributions	—	154,626	84,924
Realized capital gain (loss) on investments	(30,157)	(211,144)	(12,246)
Change in unrealized appreciation (depreciation)	96,291	580,018	600,466

Net gain (loss) on investments	66,134	523,500	673,144

Net increase (decrease) in net assets from operations	131,947	582,878	709,841

Contract owner transactions:
Variable annuity deposits	243,658	405,463	805,560
Terminations, withdrawals and annuity payments	(201,380)	(445,645)	(942,246)
Transfers between subaccounts, net	(138,815)	269,332	49,013
Maintenance charges and mortality adjustments	(1,578)	(3,961)	(5,311)

Increase (decrease) in net assets from contract transactions	(98,115)	225,189	(92,984)

Total increase (decrease) in net assets	33,832	808,067	616,857

Net assets as of December 31, 2023	$1,302,723	$4,874,327	$5,294,468

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Vanguard® VIF Moderate Allocation	Vanguard® VIF Real Estate Index	Vanguard® VIF Short Term Investment Grade
Net assets as of December 31, 2021	$5,869,009	$1,480,447	$5,829,899

Investment income (loss):
Dividend distributions	121,625	23,357	116,886
Investment Expenses:
Mortality and expense risk and administrative charges	(38,730)	(5,633)	(19,954)

Net investment income (loss)	82,895	17,724	96,932

Increase (decrease) in net assets from operations:
Capital gain distributions	226,618	52,757	55,790
Realized capital gain (loss) on investments	86,950	(7,840)	(129,805)
Change in unrealized appreciation (depreciation)	(1,522,724)	(644,361)	(440,082)

Net gain (loss) on investments	(1,209,156)	(599,444)	(514,097)

Net increase (decrease) in net assets from operations	(1,126,261)	(581,720)	(417,165)

Contract owner transactions:
Variable annuity deposits	4,353,796	790,033	2,574,953
Terminations, withdrawals and annuity payments	(870,702)	(78,638)	(1,309,249)
Transfers between subaccounts, net	743,784	318,380	563,210
Maintenance charges and mortality adjustments	(12,704)	(1,382)	(5,176)

Increase (decrease) in net assets from contract transactions	4,214,174	1,028,393	1,823,738

Total increase (decrease) in net assets	3,087,913	446,673	1,406,573

Net assets as of December 31, 2022	$8,956,922	$1,927,120	$7,236,472

Investment income (loss):
Dividend distributions	200,913	48,855	169,720
Investment Expenses:
Mortality and expense risk and administrative charges	(43,644)	(6,123)	(23,304)

Net investment income (loss)	157,269	42,732	146,416

Increase (decrease) in net assets from operations:
Capital gain distributions	320,226	92,167	—
Realized capital gain (loss) on investments	(84,397)	(115,882)	(50,182)
Change in unrealized appreciation (depreciation)	1,143,945	206,153	373,024

Net gain (loss) on investments	1,379,774	182,438	322,842

Net increase (decrease) in net assets from operations	1,537,043	225,170	469,258

Contract owner transactions:
Variable annuity deposits	4,397,548	515,157	1,421,338
Terminations, withdrawals and annuity payments	(945,242)	(271,599)	(492,484)
Transfers between subaccounts, net	(621,963)	(300,730)	100,316
Maintenance charges and mortality adjustments	(16,694)	(1,644)	(6,236)

Increase (decrease) in net assets from contract transactions	2,813,649	(58,816)	1,022,934

Total increase (decrease) in net assets	4,350,692	166,354	1,492,192

Net assets as of December 31, 2023	$13,307,614	$2,093,474	$8,728,664

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Vanguard® VIF Small Company Growth (c)	Vanguard® VIF Total Bond Market Index	Vanguard® VIF Total International Stock Market Index
Net assets as of December 31, 2021	$315,474	$11,527,976	$5,392,917

Investment income (loss):
Dividend distributions	667	236,124	162,886
Investment Expenses:
Mortality and expense risk and administrative charges	(623)	(38,315)	(16,377)

Net investment income (loss)	44	197,809	146,509

Increase (decrease) in net assets from operations:
Capital gain distributions	71,515	83,786	170,512
Realized capital gain (loss) on investments	(2,480)	(278,165)	(77,160)
Change in unrealized appreciation (depreciation)	(148,896)	(1,694,806)	(1,194,727)

Net gain (loss) on investments	(79,861)	(1,889,185)	(1,101,375)

Net increase (decrease) in net assets from operations	(79,817)	(1,691,376)	(954,866)

Contract owner transactions:
Variable annuity deposits	—	2,811,094	2,656,244
Terminations, withdrawals and annuity payments	(11,061)	(1,412,140)	(206,622)
Transfers between subaccounts, net	61	(58,841)	735,255
Maintenance charges and mortality adjustments	(322)	(7,813)	(2,457)

Increase (decrease) in net assets from contract transactions	(11,322)	1,332,300	3,182,420

Total increase (decrease) in net assets	(91,139)	(359,076)	2,227,554

Net assets as of December 31, 2022	$224,335	$11,168,900	$7,620,471

Investment income (loss):
Dividend distributions	863	313,369	250,562
Investment Expenses:
Mortality and expense risk and administrative charges	(541)	(46,029)	(24,218)

Net investment income (loss)	322	267,340	226,344

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—	104,923
Realized capital gain (loss) on investments	(8,271)	(166,006)	(75,418)
Change in unrealized appreciation (depreciation)	48,842	659,830	1,040,051

Net gain (loss) on investments	40,571	493,824	1,069,556

Net increase (decrease) in net assets from operations	40,893	761,164	1,295,900

Contract owner transactions:
Variable annuity deposits	—	4,968,756	1,749,409
Terminations, withdrawals and annuity payments	(15,157)	(1,510,218)	(540,956)
Transfers between subaccounts, net	(19,124)	2,272,341	829,176
Maintenance charges and mortality adjustments	(299)	(10,186)	(4,152)

Increase (decrease) in net assets from contract transactions	(34,580)	5,720,693	2,033,477

Total increase (decrease) in net assets	6,313	6,481,857	3,329,377

Net assets as of December 31, 2023	$230,648	$17,650,757	$10,949,848

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Vanguard® VIF Total Stock Market Index	Victory RS Partners(c)	Victory RS Science and Technology
Net assets as of December 31, 2021	$16,793,913	$572,076	$1,412,788

Investment income (loss):
Dividend distributions	190,794	2,285	—
Investment Expenses:
Mortality and expense risk and administrative charges	(44,215)	(4,521)	(7,094)

Net investment income (loss)	146,579	(2,236)	(7,094)

Increase (decrease) in net assets from operations:
Capital gain distributions	1,022,010	35,175	27,981
Realized capital gain (loss) on investments	(277,780)	(7,621)	(124,886)
Change in unrealized appreciation (depreciation)	(4,435,072)	(54,816)	(488,997)

Net gain (loss) on investments	(3,690,842)	(27,262)	(585,902)

Net increase (decrease) in net assets from operations	(3,544,263)	(29,498)	(592,996)

Contract owner transactions:
Variable annuity deposits	6,101,127	1,406	26,304
Terminations, withdrawals and annuity payments	(2,236,982)	(86,373)	(101,210)
Transfers between subaccounts, net	(573,128)	(2,471)	(180,696)
Maintenance charges and mortality adjustments	(7,766)	(1,246)	226

Increase (decrease) in net assets from contract transactions	3,283,251	(88,684)	(255,376)

Total increase (decrease) in net assets	(261,012)	(118,182)	(848,372)

Net assets as of December 31, 2022	$16,532,901	$453,894	$564,416

Investment income (loss):
Dividend distributions	204,925	4,041	—
Investment Expenses:
Mortality and expense risk and administrative charges	(57,089)	(4,203)	(5,858)

Net investment income (loss)	147,836	(162)	(5,858)

Increase (decrease) in net assets from operations:
Capital gain distributions	998,750	22,033	—
Realized capital gain (loss) on investments	(175,939)	(3,884)	(21,628)
Change in unrealized appreciation (depreciation)	3,523,165	45,774	204,147

Net gain (loss) on investments	4,345,976	63,923	182,519

Net increase (decrease) in net assets from operations	4,493,812	63,761	176,661

Contract owner transactions:
Variable annuity deposits	3,319,156	1,411	17,895
Terminations, withdrawals and annuity payments	(1,623,011)	(31,974)	(20,618)
Transfers between subaccounts, net	333,735	(3,519)	(25,590)
Maintenance charges and mortality adjustments	(10,708)	(1,148)	(1,157)

Increase (decrease) in net assets from contract transactions	2,019,172	(35,230)	(29,470)

Total increase (decrease) in net assets	6,512,984	28,531	147,191

Net assets as of December 31, 2023	$23,045,885	$482,425	$711,607

(c)	Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Victory RS Value	Virtus Ceredex Mid Cap Value Equity	Virtus Duff & Phelps Real Estate Securities Series
Net assets as of December 31, 2021	$1,965,988	$323,619	$434,799

Investment income (loss):
Dividend distributions	8,770	1,692	3,493
Investment Expenses:
Mortality and expense risk and administrative charges	(16,471)	(2,377)	(1,918)

Net investment income (loss)	(7,701)	(685)	1,575

Increase (decrease) in net assets from operations:
Capital gain distributions	98,087	14,326	8,727
Realized capital gain (loss) on investments	(4,234)	(3,948)	584
Change in unrealized appreciation (depreciation)	(161,532)	(57,485)	(132,050)

Net gain (loss) on investments	(67,679)	(47,107)	(122,739)

Net increase (decrease) in net assets from operations	(75,380)	(47,792)	(121,164)

Contract owner transactions:
Variable annuity deposits	36,409	9,244	19,849
Terminations, withdrawals and annuity payments	(123,171)	(27,214)	(12,734)
Transfers between subaccounts, net	(13,537)	(9,612)	(13,365)
Maintenance charges and mortality adjustments	(6,204)	(1,247)	(165)

Increase (decrease) in net assets from contract transactions	(106,503)	(28,829)	(6,415)

Total increase (decrease) in net assets	(181,883)	(76,621)	(127,579)

Net assets as of December 31, 2022	$1,784,105	$246,998	$307,220

Investment income (loss):
Dividend distributions	11,065	1,368	7,055
Investment Expenses:
Mortality and expense risk and administrative charges	(15,673)	(1,680)	(1,717)

Net investment income (loss)	(4,608)	(312)	5,338

Increase (decrease) in net assets from operations:
Capital gain distributions	96,639	—	3,389
Realized capital gain (loss) on investments	(12,541)	(18,340)	(1,903)
Change in unrealized appreciation (depreciation)	31,207	32,107	23,271

Net gain (loss) on investments	115,305	13,767	24,757

Net increase (decrease) in net assets from operations	110,697	13,455	30,095

Contract owner transactions:
Variable annuity deposits	31,588	6,643	9,107
Terminations, withdrawals and annuity payments	(157,200)	(9,830)	(3,742)
Transfers between subaccounts, net	(10,617)	(105,040)	6,590
Maintenance charges and mortality adjustments	(5,950)	(809)	(152)

Increase (decrease) in net assets from contract transactions	(142,179)	(109,036)	11,803

Total increase (decrease) in net assets	(31,482)	(95,581)	41,898

Net assets as of December 31, 2023	$1,752,623	$151,417	$349,118

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Virtus KAR Small- Cap Growth Series	Virtus Newfleet Multi-Sector Intermediate Bond Series	Virtus SGA International Growth Series
Net assets as of December 31, 2021	$1,624,708	$119,700	$558,722

Investment income (loss):
Dividend distributions	—	4,312	—
Investment Expenses:
Mortality and expense risk and administrative charges	(6,732)	(678)	(1,179)

Net investment income (loss)	(6,732)	3,634	(1,179)

Increase (decrease) in net assets from operations:
Capital gain distributions	96,410	—	11,870
Realized capital gain (loss) on investments	(143,086)	(942)	(14,740)
Change in unrealized appreciation (depreciation)	(419,592)	(15,339)	(104,093)

Net gain (loss) on investments	(466,268)	(16,281)	(106,963)

Net increase (decrease) in net assets from operations	(473,000)	(12,647)	(108,142)

Contract owner transactions:
Variable annuity deposits	32,448	31,814	32,412
Terminations, withdrawals and annuity payments	(174,651)	(5,514)	(19,100)
Transfers between subaccounts, net	(207,992)	(10,280)	(113,353)
Maintenance charges and mortality adjustments	(1,566)	(263)	(575)

Increase (decrease) in net assets from contract transactions	(351,761)	15,757	(100,616)

Total increase (decrease) in net assets	(824,761)	3,110	(208,758)

Net assets as of December 31, 2022	$799,947	$122,810	$349,964

Investment income (loss):
Dividend distributions	—	6,499	346
Investment Expenses:
Mortality and expense risk and administrative charges	(11,823)	(739)	(905)

Net investment income (loss)	(11,823)	5,760	(559)

Increase (decrease) in net assets from operations:
Capital gain distributions	104,520	—	—
Realized capital gain (loss) on investments	(83,060)	(83)	5,473
Change in unrealized appreciation (depreciation)	221,135	4,811	51,320

Net gain (loss) on investments	242,595	4,728	56,793

Net increase (decrease) in net assets from operations	230,772	10,488	56,234

Contract owner transactions:
Variable annuity deposits	5,530	10,610	88,651
Terminations, withdrawals and annuity payments	(295,494)	—	(113,614)
Transfers between subaccounts, net	827,949	(26)	(28,825)
Maintenance charges and mortality adjustments	(1,949)	(295)	(468)

Increase (decrease) in net assets from contract transactions	536,036	10,289	(54,256)

Total increase (decrease) in net assets	766,808	20,777	1,978

Net assets as of December 31, 2023	$1,566,755	$143,587	$351,942

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	Virtus Strategic Allocation Series	Voya MidCap Opportunities Portfolio	VY CBRE Global Real Estate Portfolio
Net assets as of December 31, 2021	$293,684	$243,933	$196,061

Investment income (loss):
Dividend distributions	428	—	4,663
Investment Expenses:
Mortality and expense risk and administrative charges	(2,217)	(684)	(502)

Net investment income (loss)	(1,789)	(684)	4,161

Increase (decrease) in net assets from operations:
Capital gain distributions	13,083	133,814	8,286
Realized capital gain (loss) on investments	(14,583)	(1,866)	(107)
Change in unrealized appreciation (depreciation)	(84,042)	(193,886)	(62,264)

Net gain (loss) on investments	(85,542)	(61,938)	(54,085)

Net increase (decrease) in net assets from operations	(87,331)	(62,622)	(49,924)

Contract owner transactions:
Variable annuity deposits	(1,557)	—	(2)
Terminations, withdrawals and annuity payments	(64,334)	(2,126)	(447)
Transfers between subaccounts, net	12,655	6,962	—
Maintenance charges and mortality adjustments	(338)	(267)	(25)

Increase (decrease) in net assets from contract transactions	(53,574)	4,569	(474)

Total increase (decrease) in net assets	(140,905)	(58,053)	(50,398)

Net assets as of December 31, 2022	$152,779	$185,880	$145,663

Investment income (loss):
Dividend distributions	3,045	—	2,198
Investment Expenses:
Mortality and expense risk and administrative charges	(1,881)	(718)	(374)

Net investment income (loss)	1,164	(718)	1,824

Increase (decrease) in net assets from operations:
Capital gain distributions	17,856	—	1,463
Realized capital gain (loss) on investments	(23,902)	(2,822)	(1,506)
Change in unrealized appreciation (depreciation)	51,193	45,860	17,105

Net gain (loss) on investments	45,147	43,038	17,062

Net increase (decrease) in net assets from operations	46,311	42,320	18,886

Contract owner transactions:
Variable annuity deposits	200,055	—	—
Terminations, withdrawals and annuity payments	(8,488)	(2,165)	(709)
Transfers between subaccounts, net	(106,420)	—	11,604
Maintenance charges and mortality adjustments	(545)	(284)	(9)

Increase (decrease) in net assets from contract transactions	84,602	(2,449)	10,886

Total increase (decrease) in net assets	130,913	39,871	29,772

Net assets as of December 31, 2023	$283,692	$225,751	$175,435

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2023 and 2022, Except as Noted

	VY CBRE Real Estate Portfolio	Western Asset Variable Global High Yield Bond
Net assets as of December 31, 2021	$599,805	$2,057,484

Investment income (loss):
Dividend distributions	—	86,255
Investment Expenses:
Mortality and expense risk and administrative charges	(236)	(13,184)

Net investment income (loss)	(236)	73,071

Increase (decrease) in net assets from operations:
Capital gain distributions	1	—
Realized capital gain (loss) on investments	7,120	(81,287)
Change in unrealized appreciation (depreciation)	(75,630)	(263,036)

Net gain (loss) on investments	(68,509)	(344,323)

Net increase (decrease) in net assets from operations	(68,745)	(271,252)

Contract owner transactions:
Variable annuity deposits	—	16,305
Terminations, withdrawals and annuity payments	(613)	(206,935)
Transfers between subaccounts, net	(530,381)	(336,088)
Maintenance charges and mortality adjustments	(66)	(2,077)

Increase (decrease) in net assets from contract transactions	(531,060)	(528,795)

Total increase (decrease) in net assets	(599,805)	(800,047)

Net assets as of December 31, 2022	$—	$1,257,437

Investment income (loss):
Dividend distributions	—	64,199
Investment Expenses:
Mortality and expense risk and administrative charges	(52)	(10,543)

Net investment income (loss)	(52)	53,656

Increase (decrease) in net assets from operations:
Capital gain distributions	—	—
Realized capital gain (loss) on investments	(1,635)	(48,148)
Change in unrealized appreciation (depreciation)	—	101,279

Net gain (loss) on investments	(1,635)	53,131

Net increase (decrease) in net assets from operations	(1,687)	106,787

Contract owner transactions:
Variable annuity deposits	2,708	116,883
Terminations, withdrawals and annuity payments	—	(161,725)
Transfers between subaccounts, net	(1,013)	(30,379)
Maintenance charges and mortality adjustments	(8)	(4,169)

Increase (decrease) in net assets from contract transactions	1,687	(79,390)

Total increase (decrease) in net assets	—	27,397

Net assets as of December 31, 2023	$—	$1,284,834

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV

Notes to Financial Statements

December 31, 2023

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account XIV (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for AdvanceDesigns, AdvisorDesigns, EliteDesigns, EliteDesigns II, Security Benefit Advisor, SecureDesigns, and Valuebuilder are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
AB VPS Discovery Value Portfolio	B	AllianceBernstein LP	—
AB VPS Dynamic Asset Allocation	B	AllianceBernstein LP	—
AB VPS Relative Value Portfolio	B	AllianceBernstein LP	—
AB VPS Sustainable Global Thematic Growth	B	AllianceBernstein LP	—
AFIS Capital World Growth and Income	Class 4	Capital Research and Management Company	—
AFIS U.S. Government Securities	Class 4	Capital Research and Management Company	—
AFIS Washington Mutual Investors	Class 4	Capital Research and Management Company	—
Alger Capital Appreciation	Class S	Fred Alger Management, LLC	—
Alger Large Cap Growth	Class I-2	Fred Alger Management, LLC	—
Allspring Growth	A	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring International Equity VT	2	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Large Cap Core	A	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Opportunity	A	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Opportunity VT	2	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring Small Company Value	A	Allspring Funds Management LLC	Allspring Global Investments, LLC
Allspring VT Discovery All Cap Growth Fund	2	Allspring Funds Management LLC	Allspring Global Investments, LLC
ALPS/Alerian Energy Infrastructure	Class III	ALPS Advisors Inc	—
American Century Diversified Bond	A	American Century Investment Management, Inc	—
American Century Equity Income	A	American Century Investment Management, Inc	—
American Century Heritage	A	American Century Investment Management, Inc	—
American Century International Bond	A	American Century Investment Management, Inc	—
American Century International Growth	A	American Century Investment Management, Inc	—
American Century Select	A	American Century Investment Management, Inc	—
American Century Strategic Allocation: Aggressive	A	American Century Investment Management, Inc	—
American Century Strategic Allocation: Conservative	A	American Century Investment Management, Inc	—
American Century Strategic Allocation: Moderate	A	American Century Investment Management, Inc	—
American Century Ultra®	A	American Century Investment Management, Inc	—
American Century VP Disciplined Core Value	II	American Century Investment Management, Inc	—
American Century VP Inflation Protection	II	American Century Investment Management, Inc	—
American Century VP International	II	American Century Investment Management, Inc	—
American Century VP Mid Cap Value	II	American Century Investment Management, Inc	—
American Century VP Ultra®	II	American Century Investment Management, Inc	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
American Century VP Value	II	American Century Investment Management, Inc	—
American Funds IS® Asset Allocation	Class 4	Capital Research and Management Company	—
American Funds IS® Capital World Bond	Class 4	Capital Research and Management Company	—
American Funds IS® Global Growth	Class 4	Capital Research and Management Company	—
American Funds IS® Global Small Capitalization	Class 4	Capital Research and Management Company	—
American Funds IS® Growth	Class 4	Capital Research and Management Company	—
American Funds IS® Growth-Income	Class 4	Capital Research and Management Company	—
American Funds IS® International	Class 4	Capital Research and Management Company	—
American Funds IS® International Growth and Income	Class 4	Capital Research and Management Company	—
American Funds IS® Mortgage	Class 4	Capital Research and Management Company	—
American Funds IS® New World	Class 4	Capital Research and Management Company	—
AMG River Road Mid Cap Value	N	AMG Funds LLC	River Road Asset Management, LLC
Ariel®	—	Ariel Investments, LLC	—
Baron Asset	Retail	BAMCO Inc	—
BlackRock Advantage Large Cap Core V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Advantage Small Cap Growth	A	BlackRock Advisors LLC	—
BlackRock Basic Value V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Capital Appreciation V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Equity Dividend	A	BlackRock Advisors LLC	—
BlackRock Equity Dividend V.I.	Class 3	BlackRock Advisors LLC	—
BlackRock Global Allocation	A	BlackRock Advisors LLC	BlackRock (Singapore) Ltd
BlackRock Global Allocation V.I.	Class 3	BlackRock Advisors LLC	BlackRock (Singapore) Ltd
BlackRock High Yield V.I.	Class 3	BlackRock Advisors LLC	BlackRock International Ltd
BlackRock International Dividend	A	BlackRock Advisors LLC	BlackRock International Ltd
BlackRock Large Cap Focus Growth V.I.	Class 3	BlackRock Advisors LLC	—
BNY Mellon Appreciation	Investor	BNY Mellon Investment Adviser, Inc	Fayez Sarofim & Company
BNY Mellon Dynamic Value	A	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon IP MidCap Stock	Service	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon IP Small Cap Stock Index	Service	BNY Mellon Investment Adviser, Inc	—
BNY Mellon IP Technology Growth	Service	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon Opportunistic Midcap Value	A	BNY Mellon Investment Adviser, Inc	Newton Investment Management North America, LLC
BNY Mellon Stock Index	Service	BNY Mellon Investment Adviser, Inc	Mellon Investments Corporation
BNY Mellon VIF Appreciation	Service	BNY Mellon Investment Adviser, Inc	Fayez Sarofim & Company
Calamos® Growth	A	Calamos Advisors LLC	—
Calamos® Growth and Income	A	Calamos Advisors LLC	—
Calamos® High Income Opportunities	A	Calamos Advisors LLC	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
ClearBridge Small Cap Growth	A	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Aggressive Growth	Class II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	Class I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
Delaware Ivy Asset Strategy	A	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Delaware Ivy VIP Asset Strategy	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Delaware Ivy VIP Balanced	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Delaware Ivy VIP Core Equity	Class II	Delaware Management Company	—
Delaware Ivy VIP Energy	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Delaware Ivy VIP Global Growth	Class II	Delaware Management Company	—
Delaware Ivy VIP Growth	Class II	Delaware Management Company	—
Delaware Ivy VIP High Income	Class II	Delaware Management Company	Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Delaware Ivy VIP International Core Equity	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Delaware Ivy VIP Limited-Term Bond	Class II	Delaware Management Company	Macquarie Investment Management Global Limited Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited
Delaware Ivy VIP Mid Cap Growth	Class II	Delaware Management Company	—
Delaware Ivy VIP Natural Resources	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Delaware Ivy VIP Science And Technology	Class II	Delaware Management Company	—
Delaware Ivy VIP Small Cap Growth	Class II	Delaware Management Company	—
Delaware Ivy VIP Smid Cap Core	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Delaware Ivy VIP Value	Class II	Delaware Management Company	—
Delaware VIP Global Equity	Class II	Delaware Management Company	Macquarie Funds Management HK Ltd. Macquarie Investment Management Global Limited
Delaware VIP Real Estate Securities	Class II	Delaware Management Company	Securian Asset Management, Inc.
Dimensional VA Equity Allocation	Institutional	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Global Bond Portfolio	—	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Global Moderate Allocation	Institutional	Dimensional Fund Advisors LP	—
Dimensional VA International Small Portfolio	—	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA International Value Portfolio	—	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA Short-Term Fixed Portfolio	—	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Ltd
Dimensional VA U.S. Large Value Portfolio	—	Dimensional Fund Advisors LP	—
Dimensional VA U.S. Targeted Value Portfolio	—	Dimensional Fund Advisors LP	—
Donoghue Forlines Dividend VIT Fund	1	Donoghue Forlines, LLC	—
Donoghue Forlines Momentum VIT Fund	1	Donoghue Forlines, LLC	—
DWS Capital Growth VIP	B	DWS Investment Management Americas, Inc	—
DWS Core Equity VIP	B	DWS Investment Management Americas, Inc	—
DWS CROCI® U.S. VIP	B	DWS Investment Management Americas, Inc	—
DWS Global Small Cap VIP	B	DWS Investment Management Americas, Inc	—
DWS High Income VIP	B	DWS Investment Management Americas, Inc	—
DWS International Growth VIP	B	DWS Investment Management Americas, Inc	—
DWS Small Mid Cap Value VIP	B	DWS Investment Management Americas, Inc	—
Eaton Vance VT Floating-Rate Income	—	Eaton Vance Management	—
Federated Hermes Corporate Bond	A	Federated Investment Management Company	—
Federated Hermes Fund for U.S. Government Securities II	Primary	Federated Investment Management Company	—
Federated Hermes High Income Bond II	Service	Federated Investment Management Company	—
Fidelity® Advisor Dividend Growth	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor International Capital Appreciation	M	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

FIL Investment Advisors (UK) Ltd

Fidelity Management & Research (UK) Ltd

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Fidelity® Advisor Leveraged Company Stock	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor New Insights	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor Real Estate	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor Stock Selector Mid Cap	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® Advisor Value Strategies	M	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Balanced	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Contrafund	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Disciplined Small Cap	Service Class 2	Fidelity Management & Research Company LLC	Geode Capital Management, LLC
Fidelity® VIP Emerging Markets	Service Class 2	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

FIL Investment Advisors (UK) Ltd

Fidelity Management & Research (UK) Ltd

Fidelity® VIP Equity-Income	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP Growth & Income	Service Class 2	Fidelity Management & Research Company LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc (FMRC)
Fidelity® VIP Growth Opportunities	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Fidelity® VIP High Income	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Index 500	Service Class 2	Fidelity Management & Research Company LLC	Geode Capital Management, LLC
Fidelity® VIP Investment Grade Bond	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Mid Cap	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Overseas	Service Class 2	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

Fidelity Management & Research (HK) Ltd

FIL Investment Advisors (UK) Ltd

Fidelity® VIP Real Estate	Service Class 2	Fidelity Management & Research Company LLC	FMR Investment Management (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd
Fidelity® VIP Strategic Income	Service Class 2	Fidelity Management & Research Company LLC

FMR Investment Management (UK) Ltd

Fidelity Management & Research (Japan) Ltd

FIL Investments (Japan) Ltd

Fil Investment Advisors

FIL Investment Advisors (UK) Ltd

Fidelity Management & Research (UK) Ltd

Franklin Allocation VIP Fund	Class 4	Franklin Advisers, Inc	Templeton Global Advisors Ltd Franklin Templeton Institutional, LLC
Franklin DynaTech VIP	Class 2	Franklin Advisers, Inc	—
Franklin Growth and Income VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Income VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Large Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Mutual Global Discovery VIP Fund	Class 2	Franklin Mutual Advisers, LLC	—
Franklin Mutual Shares VIP Fund	Class 2	Franklin Mutual Advisers, LLC	—
Franklin Rising Dividends VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Small Cap Value VIP Fund	Class 2	Franklin Mutual Advisers, LLC	—
Franklin Small-Mid Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin Strategic Income VIP Fund	Class 2	Franklin Advisers, Inc	—
Franklin U.S. Government Securities VIP Fund	Class 2	Franklin Advisers, Inc	—
Goldman Sachs Emerging Markets Equity	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs Government Income	Service	Goldman Sachs Asset Management, LP	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Goldman Sachs VIT International Equity Insights	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Large Cap Value	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Mid Cap Growth Fund	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Mid Cap Value	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Small Cap Equity Insights	Service	Goldman Sachs Asset Management, LP	—
Goldman Sachs VIT Strategic Growth	Service	Goldman Sachs Asset Management, LP	—
Guggenheim Alpha Opportunity	A	Security Investors, LLC	—
Guggenheim Core Bond	A	Security Investors, LLC	—
Guggenheim Floating Rate Strategies	A	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim High Yield	A	Security Investors, LLC	—
Guggenheim Large Cap Value	A	Security Investors, LLC	—
Guggenheim Long Short Equity	P	Security Investors, LLC	—
Guggenheim Macro Opportunities	A	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim Managed Futures Strategy	P	Security Investors, LLC	—
Guggenheim Multi-Hedge Strategies	P	Security Investors, LLC	—
Guggenheim Small Cap Value	A	Security Investors, LLC	—
Guggenheim SMid Cap Value	A	Security Investors, LLC	—
Guggenheim StylePlus Large Core	A	Security Investors, LLC	—
Guggenheim StylePlus Mid Growth	A	Security Investors, LLC	—
Guggenheim Total Return Bond	A	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim VIF All Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Alpha Opportunity	—	Security Investors, LLC	—
Guggenheim VIF Floating Rate Strategies	—	Guggenheim Partners Investment Mgmt LLC	—
Guggenheim VIF Global Managed Futures Strategy	—	Security Investors, LLC	—
Guggenheim VIF High Yield	—	Security Investors, LLC	—
Guggenheim VIF Large Cap Value	—	Security Investors, LLC	—
Guggenheim VIF Long Short Equity	—	Security Investors, LLC	—
Guggenheim VIF Managed Asset Allocation	—	Security Investors, LLC	—
Guggenheim VIF Multi-Hedge Strategies	—	Security Investors, LLC	—
Guggenheim VIF Small Cap Value	—	Security Investors, LLC	—
Guggenheim VIF SMid Cap Value	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Large Core	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Large Growth	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Mid Growth	—	Security Investors, LLC	—
Guggenheim VIF StylePlus Small Growth	—	Security Investors, LLC	—
Guggenheim VIF Total Return Bond	—	Security Investors, LLC	—
Guggenheim VIF World Equity Income	—	Security Investors, LLC	—
Guggenheim World Equity Income	A	Security Investors, LLC	—
Invesco American Franchise	A	Invesco Advisers, Inc	—
Invesco Comstock	A	Invesco Advisers, Inc	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco Developing Markets	Class A	Invesco Advisers, Inc	—
Invesco Discovery	Class A	Invesco Advisers, Inc	—
Invesco Discovery Mid Cap Growth	A	Invesco Advisers, Inc	—
Invesco Energy	A	Invesco Advisers, Inc	—
Invesco Equity and Income	A	Invesco Advisers, Inc	—
Invesco Global	Class A	Invesco Advisers, Inc	—
Invesco Gold & Special Minerals	A	Invesco Advisers, Inc	—
Invesco Main Street Mid Cap	A	Invesco Advisers, Inc	—
Invesco Oppenheimer V.I. International Growth Fund	Series II	Invesco Advisers, Inc	—
Invesco Small Cap Growth	A	Invesco Advisers, Inc	—
Invesco Technology	A	Invesco Advisers, Inc	—
Invesco V.I. American Franchise	Series I	Invesco Advisers, Inc	—
Invesco V.I. American Franchise	Series II	Invesco Advisers, Inc	—
Invesco V.I. American Value	Series II	Invesco Advisers, Inc	—
Invesco V.I. Balanced-Risk Allocation	Series II	Invesco Advisers, Inc	—
Invesco V.I. Comstock	Series II	Invesco Advisers, Inc	—
Invesco V.I. Core Equity	Series II	Invesco Advisers, Inc	—
Invesco V.I. Core Plus Bond	Series II	Invesco Advisers, Inc	—
Invesco V.I. Discovery Mid Cap Growth	Series II	Invesco Advisers, Inc	—
Invesco V.I. Equally-Weighted S&P 500	Series II	Invesco Advisers, Inc	Invesco Capital Management LLC
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. EVQ International Equity Fund	Series II	Invesco Advisers, Inc	—
Invesco V.I. Global	Series II	Invesco Advisers, Inc	—
Invesco V.I. Global Core Equity	Series II	Invesco Advisers, Inc	Invesco Canada Ltd
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc	Invesco Asset Management Ltd
Invesco V.I. Global Real Estate	Series II	Invesco Advisers, Inc	Invesco Asset Management Ltd
Invesco V.I. Global Strategic Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc	—
Invesco V.I. Growth and Income	Series II	Invesco Advisers, Inc	—
Invesco V.I. Health Care	Series I	Invesco Advisers, Inc	—
Invesco V.I. Health Care	Series II	Invesco Advisers, Inc	—
Invesco V.I. High Yield	Series II	Invesco Advisers, Inc	—
Invesco V.I. Main Street Mid Cap Fund®	Series II	Invesco Advisers, Inc	—
Invesco V.I. Main Street Small Cap Fund®	Series II	Invesco Advisers, Inc	—
Invesco V.I. Small Cap Equity	Series II	Invesco Advisers, Inc	—
Invesco Value Opportunities	A	Invesco Advisers, Inc	—
Janus Henderson Adaptive Risk Managed U.S. Equity	S	Janus Capital Management LLC	INTECH Investment Management LLC
Janus Henderson Mid Cap Value	S	Janus Capital Management LLC	—
Janus Henderson Overseas	S	Janus Capital Management LLC	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Janus Henderson VIT Enterprise	Service	Janus Capital Management LLC	—
Janus Henderson VIT Forty	Service	Janus Capital Management LLC	—
Janus Henderson VIT Mid Cap Value	Service	Janus Capital Management LLC	—
Janus Henderson VIT Overseas	Service	Janus Capital Management LLC	—
Janus Henderson VIT Research	Service	Janus Capital Management LLC	—
Lord Abbett Series Bond-Debenture VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Developing Growth VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Dividend Growth VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Fundamental Equity VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Growth and Income VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Growth Opportunities VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Mid Cap Stock VC	VC	Lord, Abbett & Co LLC	—
Lord Abbett Series Total Return VC	VC	Lord, Abbett & Co LLC	—
LVIP JPMorgan Core Bond Fund	Service Class	J.P. Morgan Investment Management, Inc	—
LVIP JPMorgan Small Cap Core Fund	Service Class	J.P. Morgan Investment Management, Inc	—
LVIP JPMorgan US Equity Fund	Service Class	J.P. Morgan Investment Management, Inc	—
MFS® VIT Emerging Markets Equity	Service	Massachusetts Financial Services Company	—
MFS® VIT Global Tactical Allocation	Service	Massachusetts Financial Services Company	—
MFS® VIT High Yield	Service	Massachusetts Financial Services Company	—
MFS® VIT II MA Investors Growth Stock	Service	Massachusetts Financial Services Company	—
MFS® VIT II Research International	Service	Massachusetts Financial Services Company	—
MFS® VIT International Intrinsic Value	Service	Massachusetts Financial Services Company	—
MFS® VIT Investors Trust	Service	Massachusetts Financial Services Company	—
MFS® VIT New Discovery	Service	Massachusetts Financial Services Company	—
MFS® VIT Research	Service	Massachusetts Financial Services Company	—
MFS® VIT Total Return	Service	Massachusetts Financial Services Company	—
MFS® VIT Total Return Bond	Service	Massachusetts Financial Services Company	—
MFS® VIT Utilities	Service	Massachusetts Financial Services Company	—
Morgan Stanley VIF Emerging Markets Debt	II	Morgan Stanley Investment Management, Inc	Morgan Stanley Investment Management Ltd
Morgan Stanley VIF Emerging Markets Equity	II	Morgan Stanley Investment Management, Inc	Morgan Stanley Investment Management Co
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Conservative ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors Inc	Morningstar Investment Management LLC
Neuberger Berman AMT Sustainable Equity	I	Neuberger Berman Investment Advisers LLC	—
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	—
Neuberger Berman Core Bond	A	Neuberger Berman Investment Advisers LLC	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Neuberger Berman Large Cap Value	Advisor	Neuberger Berman Investment Advisers LLC	—
Neuberger Berman Sustainable Equity	Trust	Neuberger Berman Investment Advisers LLC	—
North Square Spectrum Alpha	A	Northern Trust Investments Inc	NSI Retail Advisors, LLC
Northern Global Tactical Asset Allocation	A	Northern Trust Investments Inc	—
Northern Large Cap Core	—	Northern Trust Investments Inc	—
Northern Large Cap Value	—	Northern Trust Investments Inc	—
PGIM Focused Growth	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Mid-Cap Growth	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Natural Resources	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Small Company	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Quant Solutions Small-Cap Value	A	PGIM Investments LLC	PGIM Quantitative Solutions LLC
PIMCO All Asset	R	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO CommodityRealReturn Strategy	A	Pacific Investment Management Company, LLC	—
PIMCO Emerging Markets Bond	A	Pacific Investment Management Company, LLC	—
PIMCO High Yield	A	Pacific Investment Management Company, LLC	—
PIMCO International Bond (U.S. Dollar-Hedged)	R	Pacific Investment Management Company, LLC	—
PIMCO Low Duration	R	Pacific Investment Management Company, LLC	—
PIMCO Real Return	R	Pacific Investment Management Company, LLC	—
PIMCO StocksPLUS® Small Fund	A	Pacific Investment Management Company, LLC	—
PIMCO Total Return	R	Pacific Investment Management Company, LLC	—
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO VIT All Asset	Advisor	Pacific Investment Management Company, LLC	Research Affiliates LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT CommodityRealReturn Strategy	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Emerging Markets Bond	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Global Managed Asset Allocation	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT High Yield	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT International Bond Portfolio (Unhedged)	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Low Duration	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Real Return	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Short-Term	Advisor	Pacific Investment Management Company, LLC	—
PIMCO VIT Total Return	Administrative	Pacific Investment Management Company, LLC	—
PIMCO VIT Total Return	Advisor	Pacific Investment Management Company, LLC	—
Pioneer Bond VCT	II	Amundi Asset Management US, Inc	—
Pioneer Equity Income VCT	II	Amundi Asset Management US, Inc	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Pioneer High Yield VCT	II	Amundi Asset Management US, Inc	—
Pioneer Real Estate Shares VCT	II	Amundi Asset Management US, Inc	—
Pioneer Strategic Income	A	Amundi Asset Management US, Inc	—
Pioneer Strategic Income VCT	II	Amundi Asset Management US, Inc	—
Putnam VT Core Equity Fund	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Diversified Income	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Global Asset Allocation	IB	Putnam Investment Management, LLC	Putnam Advisory Company, LLC Putnam Investments Ltd
Putnam VT High Yield	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Income	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Large Cap Growth Fund	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Large Cap Value	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Multi-Asset Absolute Return	IB	Putnam Investment Management, LLC	Putnam Advisory Company, LLC Putnam Investments Ltd
Putnam VT Small Cap Growth	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Putnam VT Small Cap Value	IB	Putnam Investment Management, LLC	Putnam Investments Ltd
Redwood Managed Volatility	Class N	Redwood Investment Management, LLC	—
Royce Micro-Cap	Investment	Royce & Associates, LP	—
Royce Small-Cap Opportunity	Service	Royce & Associates, LP	—
Royce Small-Cap Value	Service	Royce & Associates, LP	—
Rydex VIF Banking	—	Security Investors, LLC	—
Rydex VIF Basic Materials	—	Security Investors, LLC	—
Rydex VIF Biotechnology	—	Security Investors, LLC	—
Rydex VIF Commodities Strategy	—	Security Investors, LLC	—
Rydex VIF Consumer Products	—	Security Investors, LLC	—
Rydex VIF Dow 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Electronics	—	Security Investors, LLC	—
Rydex VIF Energy	—	Security Investors, LLC	—
Rydex VIF Energy Services	—	Security Investors, LLC	—
Rydex VIF Europe 1.25x Strategy	—	Security Investors, LLC	—
Rydex VIF Financial Services	—	Security Investors, LLC	—
Rydex VIF Government Long Bond 1.2x Strategy	—	Security Investors, LLC	—
Rydex VIF Health Care	—	Security Investors, LLC	—
Rydex VIF High Yield Strategy	—	Security Investors, LLC	—
Rydex VIF Internet	—	Security Investors, LLC	—
Rydex VIF Inverse Dow 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse Government Long Bond Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse Mid-Cap Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse NASDAQ-100® Strategy	—	Security Investors, LLC	—
Rydex VIF Inverse Russell 2000® Strategy	—	Security Investors, LLC	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Rydex VIF Inverse S&P 500 Strategy	—	Security Investors, LLC	—
Rydex VIF Japan 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Leisure	—	Security Investors, LLC	—
Rydex VIF Mid-Cap 1.5x Strategy	—	Security Investors, LLC	—
Rydex VIF Money Market	—	Security Investors, LLC	—
Rydex VIF NASDAQ-100®	—	Security Investors, LLC	—
Rydex VIF NASDAQ-100® 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Nova	—	Security Investors, LLC	—
Rydex VIF Precious Metals	—	Security Investors, LLC	—
Rydex VIF Real Estate	—	Security Investors, LLC	—
Rydex VIF Retailing	—	Security Investors, LLC	—
Rydex VIF Russell 2000® 1.5x Strategy	—	Security Investors, LLC	—
Rydex VIF Russell 2000® 2x Strategy	—	Security Investors, LLC	—
Rydex VIF S&P 500 2x Strategy	—	Security Investors, LLC	—
Rydex VIF S&P 500 Pure Growth	—	Security Investors, LLC	—
Rydex VIF S&P 500 Pure Value	—	Security Investors, LLC	—
Rydex VIF S&P MidCap 400 Pure Growth	—	Security Investors, LLC	—
Rydex VIF S&P MidCap 400 Pure Value	—	Security Investors, LLC	—
Rydex VIF S&P SmallCap 600 Pure Growth	—	Security Investors, LLC	—
Rydex VIF S&P SmallCap 600 Pure Value	—	Security Investors, LLC	—
Rydex VIF Strengthening Dollar 2x Strategy	—	Security Investors, LLC	—
Rydex VIF Technology	—	Security Investors, LLC	—
Rydex VIF Telecommunications	—	Security Investors, LLC	—
Rydex VIF Transportation	—	Security Investors, LLC	—
Rydex VIF Utilities	—	Security Investors, LLC	—
Rydex VIF Weakening Dollar 2x Strategy	—	Security Investors, LLC	—
T. Rowe Price Blue Chip Growth	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Capital Appreciation	Advisor	T. Rowe Price Associates, Inc	—
T. Rowe Price Equity Income	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Growth Stock	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Health Sciences	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Limited-Term Bond	II	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2010	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2015	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2020	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2025	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2030	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2035	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2040	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2045	R	T. Rowe Price Associates, Inc	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
T. Rowe Price Retirement 2050	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement 2055	R	T. Rowe Price Associates, Inc	—
T. Rowe Price Retirement Balanced	R	T. Rowe Price Associates, Inc	—
Templeton Developing Markets VIP Fund	Class 2	Templeton Asset Management Ltd	Franklin Templeton Inv Mgmt Ltd
Templeton Foreign VIP Fund	Class 2	Templeton Investment Counsel LLC	—
Templeton Global Bond VIP Fund	Class 2	Franklin Advisers, Inc	—
Templeton Growth VIP Fund	Class 2	Templeton Global Advisors Ltd	—
Third Avenue Value	—	Third Avenue Management LLC	—
TOPS® Aggressive Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Balanced ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Conservative ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Balanced ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Managed Risk Moderate Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
TOPS® Moderate Growth ETF	Investor	ValMark Advisers, Inc	Milliman Financial Risk Management LLC
VanEck VIP Global Gold	S	Van Eck Associates Corporation	—
VanEck VIP Global Resources	S	Van Eck Associates Corporation	—
Vanguard® VIF Balanced	—	Wellington Management Company LLP	—
Vanguard® VIF Capital Growth	—	PRIMECAP Management Company	—
Vanguard® VIF Conservative Allocation	—	Vanguard Group Inc	—
Vanguard® VIF Diversified Value	—	Lazard Asset Management LLC; Hotchkis & Wiley Capital Management LLC	—
Vanguard® VIF Equity Income	—	Vanguard Group Inc Wellington Management Company LLP	—
Vanguard® VIF Equity Index	—	Vanguard Group Inc	—
Vanguard® VIF Global Bond Index	—	Vanguard Group Inc	—
Vanguard® VIF Growth	—	Wellington Management Company LLP	—
Vanguard® VIF High Yield Bond	—	Wellington Management Company LLP	—
Vanguard® VIF International	—	Baillie Gifford Overseas Ltd; Schroder Investment Management North America Inc	—
Vanguard® VIF Mid-Cap Index	—	Vanguard Group Inc	—
Vanguard® VIF Moderate Allocation	—	Vanguard Group Inc	—
Vanguard® VIF Real Estate Index	—	Vanguard Group Inc	—
Vanguard® VIF Short Term Investment Grade	—	Vanguard Group Inc	—
Vanguard® VIF Small Company Growth	—	ArrowMark Colorado Holdings, LLC (ArrowMark Partners); Vanguard Group Inc	—
Vanguard® VIF Total Bond Market Index	—	Vanguard Group Inc	—
Vanguard® VIF Total International Stock Market Index	—	Vanguard Group Inc	—
Vanguard® VIF Total Stock Market Index	—	Vanguard Group Inc	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Victory RS Partners	A	Victory Capital Management Inc	—
Victory RS Science and Technology	A	Victory Capital Management Inc	—
Victory RS Value	A	Victory Capital Management Inc	—
Virtus Ceredex Mid Cap Value Equity	A	Virtus Fund Advisers, LLC	Ceredex Value Advisors LLC
Virtus Duff & Phelps Real Estate Securities Series	A	Virtus Investment Advisers, Inc	Duff & PheLPs Investment Management Co
Virtus KAR Small-Cap Growth Series	A	Virtus Investment Advisers, Inc	Kayne Anderson Rudnick Inv Mgmt., LLC
Virtus Newfleet Multi-Sector Intermediate Bond Series	A	Virtus Investment Advisers, Inc	Newfleet Asset Management, LLC
Virtus SGA International Growth Series	A	Virtus Investment Advisers, Inc	Sustainable Growth Advisers, LP
Virtus Strategic Allocation Series	A	Virtus Investment Advisors (VIA)	Newfleet Asset Management, LLC Kayne Anderson Rudnick Investment Management LLC
Voya MidCap Opportunities Portfolio	S2	Voya Investments, LLC	Voya Investment Management Co. LLC
VY CBRE Global Real Estate Portfolio	S2	Voya Investments, LLC	CBRE Clarion Securities LLC
VY CBRE Real Estate Portfolio	S2	Voya Investments, LLC	CBRE Clarion Securities LLC
Western Asset Variable Global High Yield Bond	II	Legg Mason Partners Fund Advisor, LLC	Western Asset Management Company Pte Ltd – Singapore Inc Western Asset Management Company, LLC Inc Western Asset Management Company Ltd – UK

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Four Hundred Twenty-nine subaccounts are currently offered by the Account. The following subaccounts had no activity for two consecutive years and are not included in the statements of net assets or the statements of operations and changes in net assets:

Subaccount
Donoghue Forlines Dividend VIT Fund
Donoghue Forlines Momentum VIT Fund
Invesco V.I. High Yield
Janus Henderson VIT Forty
Lord Abbett Series Fundamental Equity VC
Lord Abbett Series Growth and Income VC
TOPS® Managed Risk Growth ETF

All subaccounts reported a full twelve month period except for the following as indicated:

Inception Date	Subaccount
December 17, 2021	Donoghue Forlines Dividend VIT Fund
December 17, 2021	Donoghue Forlines Momentum VIT Fund
May 1, 2019	Dimensional VA Equity Allocation
May 1, 2019	Dimensional VA Global Moderate Allocation
May 1, 2019	Vanguard® VIF Global Bond Index
May 1, 2019	Vanguard® VIF Total International Stock Market Index

During the current year the following subaccount name changes were made effective:

Date	New Name	Old Name
April 28, 2023	LVIP JPMorgan Core Bond Fund	JPMorgan Insurance Trust Core Bond Portfolio
April 28, 2023	LVIP JPMorgan Small Cap Core Fund	JPMorgan Insurance Trust Small Cap Core Portfolio
April 28, 2023	LVIP JPMorgan US Equity Fund	JPMorgan Insurance Trust US Equity Portfolio
April 28, 2023	Putnam VT Core Equity Fund	Putnam VT Multi-Cap Core
April 28, 2023	Putnam VT Large Cap Growth Fund	Putnam VT Growth Opportunities
May 1, 2023	AB VPS Discovery Value Portfolio	AB VPS Small/Mid Cap Value
May 1, 2023	AB VPS Relative Value Portfolio	AB VPS Growth and Income
May 1, 2023	Allspring VT Discovery All Cap Growth Fund	Allspring Omega Growth VT
October 31, 2023	Delaware VIP Global Equity	Delaware VIP Global Value Equity

During the current year the following subaccounts were liquidated and subsequently reinvested:

Date	Liquidated Subaccount	Reinvested Subaccount	Transferred Assets ($)
April 21, 2023	Putnam VT Multi-Asset Absolute Return	Rydex VIF Money Market	168,608
April 28, 2023	Pioneer Real Estate Shares VCT	Rydex VIF Money Market	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

The following subaccounts are closed to new investments:

Subaccount
Alger Capital Appreciation
Allspring Growth
American Century VP Mid Cap Value
Fidelity® Advisor International Capital Appreciation
Invesco Small Cap Growth
PGIM Quant Solutions Small-Cap Value
PIMCO VIT Low Duration Administrative
PIMCO VIT Real Return Administrative
Rydex VIF Dow 2x Strategy
Rydex VIF Europe 1.25x Strategy
Rydex VIF Government Long Bond 1.2x Strategy
Rydex VIF Inverse Dow 2x Strategy
Rydex VIF Inverse Government Long Bond Strategy
Rydex VIF Inverse Mid-Cap Strategy
Rydex VIF Inverse NASDAQ-100® Strategy
Rydex VIF Inverse Russell 2000® Strategy
Rydex VIF Inverse S&P 500 Strategy
Rydex VIF Japan 2x Strategy
Rydex VIF Mid-Cap 1.5x Strategy
Rydex VIF NASDAQ-100® 2x Strategy
Rydex VIF Nova
Rydex VIF Russell 2000® 1.5x Strategy
Rydex VIF Russell 2000® 2x Strategy
Rydex VIF S&P 500 2x Strategy
Rydex VIF Strengthening Dollar 2x Strategy
Rydex VIF Weakening Dollar 2x Strategy
Vanguard® VIF Small Company Growth
Victory RS Partners

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2023, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
AB VPS Discovery Value Portfolio (a)	$495,555	$1,293,299
AB VPS Dynamic Asset Allocation	4,524	253,924
AB VPS Relative Value Portfolio (a)	18,611	120,131
AB VPS Sustainable Global Thematic Growth	9,735	5,350
AFIS Capital World Growth and Income	1,717	15,282
AFIS U.S. Government Securities	260,081	295,044
AFIS Washington Mutual Investors	158,684	43,420

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Alger Capital Appreciation (c)	$227,927	$273,110
Alger Large Cap Growth	200,192	226,957
Allspring Growth (c)	98,339	76,499
Allspring International Equity VT	627	107
Allspring Large Cap Core	106,202	107,625
Allspring Opportunity	41,655	127,965
Allspring Opportunity VT	87,152	97,358
Allspring Small Company Value	909,291	451,590
Allspring VT Discovery All Cap Growth Fund (a)	15,549	27,140
ALPS/Alerian Energy Infrastructure	30,225	38,167
American Century Diversified Bond	120,837	25,864
American Century Equity Income	944,218	1,602,709
American Century Heritage	185,322	322,489
American Century International Bond	82,475	13,645
American Century International Growth	208,188	902,716
American Century Select	749,674	502,073
American Century Strategic Allocation: Aggressive	75,598	47,464
American Century Strategic Allocation: Conservative	19,497	152,680
American Century Strategic Allocation: Moderate	181,408	537,411
American Century Ultra®	88,557	90,224
American Century VP Disciplined Core Value	2,293	14,039
American Century VP Inflation Protection	132,650	1,184,882
American Century VP International	19,213	28,445
American Century VP Mid Cap Value (c)	753,445	1,932,628
American Century VP Ultra®	4,576,071	3,027,519
American Century VP Value	6,648,208	4,705,525
American Funds IS® Asset Allocation	2,642,363	3,761,373
American Funds IS® Capital World Bond	102,251	366,927
American Funds IS® Global Growth	1,477,447	917,871
American Funds IS® Global Small Capitalization	105,258	37,023
American Funds IS® Growth	1,107,114	888,708
American Funds IS® Growth-Income	4,778,898	5,782,742
American Funds IS® International	1,548,320	1,618,159
American Funds IS® International Growth and Income	264,060	62,263
American Funds IS® Mortgage	2,255	22,326
American Funds IS® New World	1,214,539	974,336
AMG River Road Mid Cap Value	80,652	192,191
Ariel®	200,763	355,037
Baron Asset	64,406	61,717
BlackRock Advantage Large Cap Core V.I.	383,536	588,341
BlackRock Advantage Small Cap Growth	8,274	9,120
BlackRock Basic Value V.I.	12,585	1,837
BlackRock Capital Appreciation V.I.	235,980	35,644
BlackRock Equity Dividend	55,858	35,770
BlackRock Equity Dividend V.I.	1,805,115	1,034,933
BlackRock Global Allocation	4,350	76,821
BlackRock Global Allocation V.I.	173,512	511,245
BlackRock High Yield V.I.	28,854,220	27,432,003

(a)	Name change. See Note 1.
(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
BlackRock International Dividend	$168,090	$63,470
BlackRock Large Cap Focus Growth V.I.	1,234,186	264,927
BNY Mellon Appreciation	1,317,296	1,183,635
BNY Mellon Dynamic Value	591,523	683,034
BNY Mellon IP MidCap Stock	254,424	1,344,082
BNY Mellon IP Small Cap Stock Index	1,435,693	766,000
BNY Mellon IP Technology Growth	3,682,264	3,080,589
BNY Mellon Opportunistic Midcap Value	152,099	106,165
BNY Mellon Stock Index	128,067	7,014
BNY Mellon VIF Appreciation	1,756,487	1,164,646
Calamos® Growth	434,869	1,162,578
Calamos® Growth and Income	658,505	915,037
Calamos® High Income Opportunities	32,449	202,751
ClearBridge Small Cap Growth	88	178
ClearBridge Variable Aggressive Growth	1,721,647	1,691,593
ClearBridge Variable Small Cap Growth	465,838	1,417,348
Delaware Ivy Asset Strategy	16,249	63,272
Delaware Ivy VIP Asset Strategy	92,822	73,994
Delaware Ivy VIP Balanced	19,116	413
Delaware Ivy VIP Core Equity	100,813	35,736
Delaware Ivy VIP Energy	3,844	13,419
Delaware Ivy VIP Global Growth	413	191
Delaware Ivy VIP Growth	344,824	250,421
Delaware Ivy VIP High Income	63,377	89,193
Delaware Ivy VIP International Core Equity	19,407	21,648
Delaware Ivy VIP Limited-Term Bond	515	1,255
Delaware Ivy VIP Mid Cap Growth	199,713	143,575
Delaware Ivy VIP Natural Resources	198,795	168,488
Delaware Ivy VIP Science And Technology	28,735	36,228
Delaware Ivy VIP Small Cap Growth	113,699	7,033
Delaware Ivy VIP Smid Cap Core	62,687	45,418
Delaware Ivy VIP Value	35,414	23,289
Delaware VIP Global Equity (a)	4,390	11,390
Delaware VIP Real Estate Securities	5,366	653
Dimensional VA Equity Allocation	1,094,359	164,599
Dimensional VA Global Bond Portfolio	603,653	431,418
Dimensional VA Global Moderate Allocation	34,384	68,390
Dimensional VA International Small Portfolio	580,743	175,343
Dimensional VA International Value Portfolio	1,629,926	407,565
Dimensional VA Short-Term Fixed Portfolio	2,160,861	173,002
Dimensional VA U.S. Large Value Portfolio	1,745,733	684,796
Dimensional VA U.S. Targeted Value Portfolio	1,776,138	1,399,303
DWS Capital Growth VIP	1,760	193
DWS Core Equity VIP	6,132	1,424
DWS CROCI® U.S. VIP	9,265	10,791
DWS Global Small Cap VIP	4,854	1,057
DWS High Income VIP	36,371	141,623
DWS International Growth VIP	9,724	11,369
DWS Small Mid Cap Value VIP	38,797	9,120

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Eaton Vance VT Floating-Rate Income	$3,035,027	$2,827,542
Federated Hermes Corporate Bond	672,833	1,676,025
Federated Hermes Fund for U.S. Government Securities II	279,730	461,651
Federated Hermes High Income Bond II	962,284	1,054,919
Fidelity® Advisor Dividend Growth	174,712	282,856
Fidelity® Advisor International Capital Appreciation (c)	200	27,197
Fidelity® Advisor Leveraged Company Stock	12,561	12,351
Fidelity® Advisor New Insights	33,872	10,443
Fidelity® Advisor Real Estate	106,907	186,342
Fidelity® Advisor Stock Selector Mid Cap	75,572	452,280
Fidelity® Advisor Value Strategies	87,805	220,548
Fidelity® VIP Balanced	818,522	501,658
Fidelity® VIP Contrafund	2,806,923	3,290,927
Fidelity® VIP Disciplined Small Cap	169,927	85,100
Fidelity® VIP Emerging Markets	295,690	133,283
Fidelity® VIP Equity-Income	768,696	760,727
Fidelity® VIP Growth & Income	2,551,472	2,574,244
Fidelity® VIP Growth Opportunities	4,432,151	5,993,017
Fidelity® VIP High Income	2,663,457	2,573,129
Fidelity® VIP Index 500	4,458,381	4,280,247
Fidelity® VIP Investment Grade Bond	2,963,326	1,226,412
Fidelity® VIP Mid Cap	22,315	247,725
Fidelity® VIP Overseas	615,019	1,504,282
Fidelity® VIP Real Estate	25,808	31,915
Fidelity® VIP Strategic Income	470,374	171,037
Franklin Allocation VIP Fund	80,905	325,378
Franklin DynaTech VIP	13,799	1,957
Franklin Growth and Income VIP Fund	44,826	7,147
Franklin Income VIP Fund	2,364,713	2,718,008
Franklin Large Cap Growth VIP Fund	21,846	134
Franklin Mutual Global Discovery VIP Fund	1,323,939	2,261,020
Franklin Mutual Shares VIP Fund	53,319	40,707
Franklin Rising Dividends VIP Fund	110,665	83,306
Franklin Small Cap Value VIP Fund	1,112,955	891,772
Franklin Small-Mid Cap Growth VIP Fund	639,313	631,655
Franklin Strategic Income VIP Fund	297,127	451,278
Franklin U.S. Government Securities VIP Fund	98,620	108,131
Goldman Sachs Emerging Markets Equity	67,604	787,691
Goldman Sachs Government Income	108,837	303,035
Goldman Sachs VIT International Equity Insights	57,978	3,112
Goldman Sachs VIT Large Cap Value	129,648	134,635
Goldman Sachs VIT Mid Cap Growth Fund	1,617	20,967
Goldman Sachs VIT Mid Cap Value	30,521	43,658
Goldman Sachs VIT Small Cap Equity Insights	578,187	526,227
Goldman Sachs VIT Strategic Growth	108,556	9,293
Guggenheim Alpha Opportunity	1,324	3,243
Guggenheim Core Bond	489,556	809,509
Guggenheim Floating Rate Strategies	276,801	447,454
Guggenheim High Yield	281,635	516,886

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim Large Cap Value	$166,255	$410,823
Guggenheim Long Short Equity	13,447	22,235
Guggenheim Macro Opportunities	10,487	3,806
Guggenheim Managed Futures Strategy	177	6,132
Guggenheim Multi-Hedge Strategies	963	6,139
Guggenheim Small Cap Value	14,027	6,200
Guggenheim SMid Cap Value	386,569	1,364,234
Guggenheim StylePlus Large Core	60,519	266,904
Guggenheim StylePlus Mid Growth	109,908	136,361
Guggenheim Total Return Bond	110,055	35,397
Guggenheim VIF All Cap Value	4,021,769	3,686,142
Guggenheim VIF Alpha Opportunity	42,900	195,803
Guggenheim VIF Floating Rate Strategies	3,515,785	3,728,402
Guggenheim VIF Global Managed Futures Strategy	259,855	1,180,633
Guggenheim VIF High Yield	2,577,593	3,960,610
Guggenheim VIF Large Cap Value	3,080,784	10,120,486
Guggenheim VIF Long Short Equity	2,939,690	1,812,456
Guggenheim VIF Managed Asset Allocation	220,271	1,428,294
Guggenheim VIF Multi-Hedge Strategies	1,349,705	1,647,927
Guggenheim VIF Small Cap Value	2,861,784	5,361,030
Guggenheim VIF SMid Cap Value	4,667,638	7,229,907
Guggenheim VIF StylePlus Large Core	2,016,069	2,143,193
Guggenheim VIF StylePlus Large Growth	1,375,251	1,583,418
Guggenheim VIF StylePlus Mid Growth	895,788	2,055,363
Guggenheim VIF StylePlus Small Growth	316,204	680,322
Guggenheim VIF Total Return Bond	5,908,678	9,053,456
Guggenheim VIF World Equity Income	643,594	2,087,091
Guggenheim World Equity Income	208,592	587,892
Invesco American Franchise	21,374	91,564
Invesco Comstock	1,072,702	1,196,800
Invesco Developing Markets	17,645	38,510
Invesco Discovery	21,968	33,007
Invesco Discovery Mid Cap Growth	56,272	172,082
Invesco Energy	23,006	7,875
Invesco Equity and Income	1,064,539	989,075
Invesco Global	126,642	56,623
Invesco Gold & Special Minerals	2,845	2,875
Invesco Main Street Mid Cap	296,590	163,980
Invesco Oppenheimer V.I. International Growth Fund	21,859	31,757
Invesco Small Cap Growth (c)	—	130,120
Invesco Technology	76,459	255,365
Invesco V.I. American Franchise Series I	612,586	227,523
Invesco V.I. American Franchise Series II	989	20,566
Invesco V.I. American Value	648,203	456,043
Invesco V.I. Balanced-Risk Allocation	4,606	745
Invesco V.I. Comstock	4,160,331	3,981,383
Invesco V.I. Core Equity	874,682	24,878
Invesco V.I. Core Plus Bond	3,665,212	2,509,522
Invesco V.I. Discovery Mid Cap Growth	243,934	885,170

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Invesco V.I. Equally-Weighted S&P 500	$120,549	$43,388
Invesco V.I. Equity and Income	1,491,035	2,042,406
Invesco V.I. EVQ International Equity Fund	2,352,374	4,318,735
Invesco V.I. Global	716,019	564,391
Invesco V.I. Global Core Equity	40,000	13,555
Invesco V.I. Global Real Estate Series I	282,958	862,154
Invesco V.I. Global Real Estate Series II	32,560	34,635
Invesco V.I. Global Strategic Income	—	122
Invesco V.I. Government Money Market	12,071,518	17,998,185
Invesco V.I. Government Securities	1,954,623	2,808,649
Invesco V.I. Growth and Income	27,634	478
Invesco V.I. Health Care Series I	249,576	2,180,926
Invesco V.I. Health Care Series II	—	2,374
Invesco V.I. Main Street Mid Cap Fund®	1,320,335	2,188,869
Invesco V.I. Main Street Small Cap Fund®	508,637	2,323,028
Invesco V.I. Small Cap Equity	95,013	3,137
Invesco Value Opportunities	242,464	256,666
Janus Henderson Adaptive Risk Managed U.S. Equity	150,860	253,852
Janus Henderson Mid Cap Value	7,720	2,758
Janus Henderson Overseas	961,198	644,112
Janus Henderson VIT Enterprise	4,692,743	4,917,449
Janus Henderson VIT Mid Cap Value	139,737	20,273
Janus Henderson VIT Overseas	630,072	456,366
Janus Henderson VIT Research	2,559,251	2,730,349
Lord Abbett Series Bond-Debenture VC	877,941	878,076
Lord Abbett Series Developing Growth VC	163,675	457,489
Lord Abbett Series Dividend Growth VC	61,851	9
Lord Abbett Series Growth Opportunities VC	2,779	—
Lord Abbett Series Mid Cap Stock VC	25,526	917
Lord Abbett Series Total Return VC	25,533	28,895
LVIP JPMorgan Core Bond Fund (a)	931,834	595,040
LVIP JPMorgan Small Cap Core Fund (a)	16,391	1,365
LVIP JPMorgan US Equity Fund (a)	17,579	7,753
MFS® VIT Emerging Markets Equity	4,783	4,198
MFS® VIT Global Tactical Allocation	197	1,026
MFS® VIT II MA Investors Growth Stock	46,142	17,177
MFS® VIT II Research International	3,301,044	2,643,271
MFS® VIT International Intrinsic Value	124,499	491,252
MFS® VIT Investors Trust	61,288	23,458
MFS® VIT New Discovery	22,542	72,070
MFS® VIT Research	2,339	2,043
MFS® VIT Total Return	1,207,281	3,468,570
MFS® VIT Total Return Bond	9,077	17,839
MFS® VIT Utilities	3,245,427	5,413,022
Morgan Stanley VIF Emerging Markets Debt	42,104	44,913
Morgan Stanley VIF Emerging Markets Equity	317,517	632,660
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	154,475	146,802
Morningstar Balanced ETF Asset Allocation Portfolio	1,185,595	1,074,905
Morningstar Conservative ETF Asset Allocation Portfolio	714,478	541,958

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Morningstar Growth ETF Asset Allocation Portfolio	$399,135	$665,101
Morningstar Income and Growth ETF Asset Allocation Portfolio	561,281	255,368
Neuberger Berman AMT Sustainable Equity I	484,889	695,661
Neuberger Berman AMT Sustainable Equity S	149,991	613,297
Neuberger Berman Core Bond	169,514	283,671
Neuberger Berman Large Cap Value	56,852	207,786
Neuberger Berman Sustainable Equity	461,055	267,124
North Square Spectrum Alpha	529	40,739
Northern Global Tactical Asset Allocation	4,812	6,426
Northern Large Cap Core	12,270	32,227
Northern Large Cap Value	42,895	31,631
PGIM Focused Growth	33,196	296,456
PGIM Jennison Mid-Cap Growth	28,726	6,778
PGIM Jennison Natural Resources	22,485	4,689
PGIM Jennison Small Company	16,148	45,392
PGIM Quant Solutions Small-Cap Value (c)	11,078	8,691
PIMCO All Asset	15,832	69,090
PIMCO CommodityRealReturn Strategy	7,998	23,800
PIMCO Emerging Markets Bond	36,634	119,042
PIMCO High Yield	197,377	154,699
PIMCO International Bond (U.S. Dollar-Hedged)	419,121	856,075
PIMCO Low Duration	13,800	43,800
PIMCO Real Return	62,927	77,771
PIMCO StocksPLUS® Small Fund	32,498	19,246
PIMCO Total Return	163,857	294,326
PIMCO VIT All Asset Administrative	254,758	603,979
PIMCO VIT All Asset Advisor	254,240	137,649
PIMCO VIT CommodityRealReturn Strategy Administrative	1,251,473	2,894,452
PIMCO VIT CommodityRealReturn Strategy Advisor	92,069	745,861
PIMCO VIT Emerging Markets Bond	1,124,524	1,113,239
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	52,731	51,552
PIMCO VIT Global Managed Asset Allocation	2,612	2,795
PIMCO VIT High Yield	96,601	70,477
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	2,064,410	2,450,670
PIMCO VIT International Bond Portfolio (Unhedged)	18,856	1,300
PIMCO VIT Low Duration Administrative (c)	3,496,197	7,080,742
PIMCO VIT Low Duration Advisor	226,540	436,118
PIMCO VIT Real Return Administrative (c)	2,168,939	3,407,293
PIMCO VIT Real Return Advisor	251,626	161,353
PIMCO VIT Short-Term	1,484,485	1,812,754
PIMCO VIT Total Return Administrative	1,379,580	1,522,639
PIMCO VIT Total Return Advisor	7,207,773	1,929,263
Pioneer Bond VCT	35,360	24,993
Pioneer Equity Income VCT	5,625	127,047
Pioneer High Yield VCT	1,321	103
Pioneer Strategic Income	4,146	17,013
Pioneer Strategic Income VCT	91,264	2,886
Putnam VT Core Equity Fund (a)	3,899	8,890

(a)	Name change. See Note 1.
(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Putnam VT Diversified Income	$50,412	$752
Putnam VT Global Asset Allocation	206	200
Putnam VT High Yield	21,107	19,236
Putnam VT Income	271,009	302,548
Putnam VT Large Cap Growth Fund (a)	101,369	48,904
Putnam VT Large Cap Value	462,290	673,424
Putnam VT Multi-Asset Absolute Return (b)	11,005	180,759
Putnam VT Small Cap Growth	716,739	503,076
Putnam VT Small Cap Value	441,835	580,107
Redwood Managed Volatility	353	844
Royce Micro-Cap	1,102,078	1,433,933
Royce Small-Cap Opportunity	616,888	1,438,801
Royce Small-Cap Value	128,572	148,413
Rydex VIF Banking	920,654	1,088,647
Rydex VIF Basic Materials	270,297	412,306
Rydex VIF Biotechnology	1,753,711	1,915,548
Rydex VIF Commodities Strategy	389,225	413,879
Rydex VIF Consumer Products	930,301	2,044,919
Rydex VIF Dow 2x Strategy (c)	13,676,234	13,816,179
Rydex VIF Electronics	2,023,864	837,639
Rydex VIF Energy	3,855,830	5,091,205
Rydex VIF Energy Services	5,162,963	5,022,884
Rydex VIF Europe 1.25x Strategy (c)	342,581	420,017
Rydex VIF Financial Services	110,969	250,749
Rydex VIF Government Long Bond 1.2x Strategy (c)	437,823	518,759
Rydex VIF Health Care	1,680,315	2,033,848
Rydex VIF High Yield Strategy	289,148	292,477
Rydex VIF Internet	99,502	231,536
Rydex VIF Inverse Dow 2x Strategy (c)	14,276	60,242
Rydex VIF Inverse Government Long Bond Strategy (c)	380,844	435,221
Rydex VIF Inverse Mid-Cap Strategy (c)	9,395	9,435
Rydex VIF Inverse NASDAQ-100® Strategy (c)	1,747,898	1,947,800
Rydex VIF Inverse Russell 2000® Strategy (c)	56,900	75,593
Rydex VIF Inverse S&P 500 Strategy (c)	252,417	324,357
Rydex VIF Japan 2x Strategy (c)	24,612	51,703
Rydex VIF Leisure	457,941	498,477
Rydex VIF Mid-Cap 1.5x Strategy (c)	162,392	300,111
Rydex VIF Money Market (b)	76,009,872	121,921,268
Rydex VIF NASDAQ-100®	21,674,717	20,034,808
Rydex VIF NASDAQ-100® 2x Strategy (c)	35,058,569	31,087,316
Rydex VIF Nova (c)	1,855,029	1,714,635
Rydex VIF Precious Metals	1,187,640	1,498,022
Rydex VIF Real Estate	139,693	254,691
Rydex VIF Retailing	28,792	104,018
Rydex VIF Russell 2000® 1.5x Strategy (c)	66,167	108,092
Rydex VIF Russell 2000® 2x Strategy (c)	25,262,657	17,497,740
Rydex VIF S&P 500 2x Strategy (c)	7,132,001	5,805,516

(a)	Name change. See Note 1.
(b)	Liquidation. See Note 1.
(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Rydex VIF S&P 500 Pure Growth	$3,116,559	$3,479,795
Rydex VIF S&P 500 Pure Value	2,096,021	4,723,075
Rydex VIF S&P MidCap 400 Pure Growth	526,151	516,601
Rydex VIF S&P MidCap 400 Pure Value	1,150,098	2,733,847
Rydex VIF S&P SmallCap 600 Pure Growth	541,292	535,874
Rydex VIF S&P SmallCap 600 Pure Value	1,420,457	1,552,279
Rydex VIF Strengthening Dollar 2x Strategy (c)	136,360	149,893
Rydex VIF Technology	686,354	715,311
Rydex VIF Telecommunications	27,238	50,793
Rydex VIF Transportation	150,052	63,624
Rydex VIF Utilities	360,934	1,348,303
Rydex VIF Weakening Dollar 2x Strategy (c)	112,933	137,438
T. Rowe Price Blue Chip Growth	621,843	300,062
T. Rowe Price Capital Appreciation	515,319	1,248,234
T. Rowe Price Equity Income	198,657	52,656
T. Rowe Price Growth Stock	508,640	1,029,376
T. Rowe Price Health Sciences	1,748,722	3,066,113
T. Rowe Price Limited-Term Bond	146,892	20,982
T. Rowe Price Retirement 2010	62	20
T. Rowe Price Retirement 2015	27,741	5,533
T. Rowe Price Retirement 2020	9,309	3,048
T. Rowe Price Retirement 2025	9,011	4,625
T. Rowe Price Retirement 2030	35,782	4,258
T. Rowe Price Retirement 2035	9,376	632
T. Rowe Price Retirement 2040	114,927	23,928
T. Rowe Price Retirement 2045	1,177	124
T. Rowe Price Retirement 2050	276	12
T. Rowe Price Retirement 2055	3,761	826
T. Rowe Price Retirement Balanced	5,923	18,406
Templeton Developing Markets VIP Fund	2,623,586	3,128,011
Templeton Foreign VIP Fund	622,146	1,392,427
Templeton Global Bond VIP Fund	230,388	233,320
Templeton Growth VIP Fund	129	57
Third Avenue Value	33,052	629,788
TOPS® Aggressive Growth ETF	41,346	213
TOPS® Balanced ETF	412,343	72,551
TOPS® Conservative ETF	131,514	30,869
TOPS® Growth ETF	94,239	4,305
TOPS® Moderate Growth ETF	85,696	8,280
VanEck VIP Global Gold	418,495	270,392
VanEck VIP Global Resources	109,615	64,062
Vanguard® VIF Balanced	1,451,955	234,556
Vanguard® VIF Capital Growth	218,250	362,714
Vanguard® VIF Conservative Allocation	1,254,577	1,700,727
Vanguard® VIF Diversified Value	345,139	115,189
Vanguard® VIF Equity Income	1,336,489	775,429
Vanguard® VIF Equity Index	4,178,767	304,064
Vanguard® VIF Global Bond Index	209,625	236,304
Vanguard® VIF Growth	426,856	134,005

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Vanguard® VIF High Yield Bond	$505,777	$538,079
Vanguard® VIF International	1,068,531	629,338
Vanguard® VIF Mid-Cap Index	1,503,430	1,474,793
Vanguard® VIF Moderate Allocation	4,913,034	1,621,890
Vanguard® VIF Real Estate Index	742,749	666,666
Vanguard® VIF Short Term Investment Grade	2,274,649	1,105,299
Vanguard® VIF Small Company Growth (c)	3,886	38,144
Vanguard® VIF Total Bond Market Index	7,423,936	1,435,903
Vanguard® VIF Total International Stock Market Index	3,326,729	961,985
Vanguard® VIF Total Stock Market Index	5,692,882	2,527,124
Victory RS Partners (c)	26,927	40,286
Victory RS Science and Technology	34,776	70,104
Victory RS Value	140,588	190,736
Virtus Ceredex Mid Cap Value Equity	6,804	116,152
Virtus Duff & Phelps Real Estate Securities Series	120,966	100,436
Virtus KAR Small-Cap Growth Series	989,899	361,166
Virtus Newfleet Multi-Sector Intermediate Bond Series	17,080	1,031
Virtus SGA International Growth Series	94,044	148,859
Virtus Strategic Allocation Series	220,403	116,781
Voya MidCap Opportunities Portfolio	—	3,167
VY CBRE Global Real Estate Portfolio	23,658	9,485
VY CBRE Real Estate Portfolio	18,659	17,024
Western Asset Variable Global High Yield Bond	218,802	244,536

(c)	Closed to new investments. See Note 1.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2023 by subaccount are as follows:

Subaccount	Annuity Assets
AB VPS Discovery Value Portfolio	$107,010
AB VPS Relative Value Portfolio	95,055
AB VPS Sustainable Global Thematic Growth	135,942

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets
AFIS Capital World Growth and Income	$21,057
Alger Large Cap Growth	115,774
Allspring Small Company Value	2,864
American Century VP Disciplined Core Value	99,809
American Century VP Inflation Protection	149,145
American Century VP Mid Cap Value	45,867
American Century VP Ultra®	3,305
American Century VP Value	3,674
American Funds IS® Capital World Bond	38,048
American Funds IS® Global Growth	82
American Funds IS® Global Small Capitalization	16,485
American Funds IS® Growth	164,226
American Funds IS® Growth-Income	118,455
American Funds IS® International	112,766
American Funds IS® International Growth and Income	11,416
American Funds IS® New World	191,895
Ariel®	3,895
BlackRock Equity Dividend V.I.	81,981
BlackRock Global Allocation V.I.	71,427
BlackRock High Yield V.I.	108,067
BlackRock Large Cap Focus Growth V.I.	114,670
BNY Mellon Appreciation	8,761
BNY Mellon Dynamic Value	10,486
BNY Mellon IP Small Cap Stock Index	265,640
BNY Mellon IP Technology Growth	150,087
ClearBridge Variable Small Cap Growth	28,300
Delaware Ivy VIP Energy	3,499
Delaware Ivy VIP Global Growth	24,201
Delaware Ivy VIP High Income	40,064
Delaware Ivy VIP Mid Cap Growth	62,975
Delaware Ivy VIP Science And Technology	30,015
Delaware Ivy VIP Small Cap Growth	124,361
Delaware VIP Global Equity	88,743
Dimensional VA Equity Allocation	29,848
Dimensional VA Global Bond Portfolio	31,173
Dimensional VA Global Moderate Allocation	117,062
Dimensional VA International Small Portfolio	104,785
Dimensional VA International Value Portfolio	695,412
Dimensional VA Short-Term Fixed Portfolio	110,748
Dimensional VA U.S. Large Value Portfolio	284,561
Dimensional VA U.S. Targeted Value Portfolio	650,940
DWS High Income VIP	50,153
Eaton Vance VT Floating-Rate Income	138,388
Federated Hermes Corporate Bond	4,748
Federated Hermes Fund for U.S. Government Securities II	146,045
Federated Hermes High Income Bond II	17,559
Fidelity® Advisor International Capital Appreciation	1,938
Fidelity® Advisor Real Estate	1,686
Fidelity® VIP Balanced	128,711
Fidelity® VIP Contrafund	37,904
Fidelity® VIP Disciplined Small Cap	252,168

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets
Fidelity® VIP Emerging Markets	$120,876
Fidelity® VIP Growth & Income	62,139
Fidelity® VIP Growth Opportunities	144,710
Fidelity® VIP High Income	42,430
Fidelity® VIP Index 500	380,507
Fidelity® VIP Investment Grade Bond	34,517
Fidelity® VIP Mid Cap	42,823
Fidelity® VIP Overseas	4,827
Fidelity® VIP Real Estate	29,402
Fidelity® VIP Strategic Income	90,236
Franklin DynaTech VIP	14,401
Franklin Income VIP Fund	109,487
Franklin Mutual Global Discovery VIP Fund	20,354
Franklin Small Cap Value VIP Fund	3,904
Franklin Small-Mid Cap Growth VIP Fund	3,440
Franklin Strategic Income VIP Fund	84,721
Franklin U.S. Government Securities VIP Fund	29,400
Guggenheim VIF All Cap Value	289
Guggenheim VIF Floating Rate Strategies	183,303
Guggenheim VIF Global Managed Futures Strategy	42,827
Guggenheim VIF High Yield	121,556
Guggenheim VIF Large Cap Value	28,966
Guggenheim VIF Long Short Equity	3,770
Guggenheim VIF Multi-Hedge Strategies	19,574
Guggenheim VIF Small Cap Value	121,109
Guggenheim VIF SMid Cap Value	62,630
Guggenheim VIF StylePlus Large Core	1,296
Guggenheim VIF StylePlus Large Growth	1,202
Guggenheim VIF StylePlus Mid Growth	40,533
Guggenheim VIF StylePlus Small Growth	26,492
Guggenheim VIF Total Return Bond	142,977
Guggenheim VIF World Equity Income	5,410
Invesco Oppenheimer V.I. International Growth Fund	70,738
Invesco Small Cap Growth	2,341
Invesco V.I. American Value	57,536
Invesco V.I. Comstock	5,348
Invesco V.I. Core Plus Bond	32,346
Invesco V.I. Discovery Mid Cap Growth	1,974
Invesco V.I. Equity and Income	123,867
Invesco V.I. EVQ International Equity Fund	50,705
Invesco V.I. Global	80
Invesco V.I. Global Core Equity	41,669
Invesco V.I. Global Real Estate Series I	79
Invesco V.I. Global Real Estate Series II	42,616
Invesco V.I. Government Money Market	206,659
Invesco V.I. Government Securities	43,544
Invesco V.I. Main Street Mid Cap Fund®	3,861
Invesco V.I. Main Street Small Cap Fund®	89,551
Invesco V.I. Small Cap Equity	16,133
Janus Henderson Overseas	1,433
Janus Henderson VIT Enterprise	73,657

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets
Janus Henderson VIT Overseas	$83,172
Janus Henderson VIT Research	25,629
Lord Abbett Series Bond-Debenture VC	196,873
Lord Abbett Series Developing Growth VC	31,541
LVIP JPMorgan Core Bond Fund	84,495
LVIP JPMorgan US Equity Fund	114,886
MFS® VIT II Research International	7,389
MFS® VIT Research	39,389
MFS® VIT Total Return	144,620
MFS® VIT Utilities	8,190
Morgan Stanley VIF Emerging Markets Equity	14,016
Morningstar Balanced ETF Asset Allocation Portfolio	105,605
Morningstar Conservative ETF Asset Allocation Portfolio	366,191
Neuberger Berman AMT Sustainable Equity I	43,971
PIMCO High Yield	1,224
PIMCO International Bond (U.S. Dollar-Hedged)	1,434
PIMCO VIT All Asset Administrative	4,929
PIMCO VIT All Asset Advisor	123,246
PIMCO VIT CommodityRealReturn Strategy Administrative	43,858
PIMCO VIT CommodityRealReturn Strategy Advisor	57,919
PIMCO VIT Emerging Markets Bond	28,294
PIMCO VIT High Yield	6,571
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	11,037
PIMCO VIT Low Duration Administrative	19,123
PIMCO VIT Low Duration Advisor	6,272
PIMCO VIT Real Return Administrative	5,234
PIMCO VIT Real Return Advisor	137,066
PIMCO VIT Short-Term	105,386
PIMCO VIT Total Return Administrative	5,552
PIMCO VIT Total Return Advisor	664,161
Putnam VT Large Cap Growth Fund	87,233
Putnam VT Large Cap Value	117,890
Royce Micro-Cap	26,136
Rydex VIF Banking	36,100
Rydex VIF Biotechnology	75,140
Rydex VIF Commodities Strategy	25,996
Rydex VIF Energy	142,969
Rydex VIF Financial Services	43,304
Rydex VIF Health Care	40,710
Rydex VIF Internet	6,622
Rydex VIF Inverse Dow 2x Strategy	1
Rydex VIF Inverse Mid-Cap Strategy	18
Rydex VIF Inverse NASDAQ-100® Strategy	8
Rydex VIF Inverse Russell 2000® Strategy	3,945
Rydex VIF Inverse S&P 500 Strategy	26
Rydex VIF Japan 2x Strategy	194
Rydex VIF Leisure	7,195
Rydex VIF Mid-Cap 1.5x Strategy	2,999
Rydex VIF Money Market	1,656,368
Rydex VIF Precious Metals	50,909
Rydex VIF Real Estate	33,161

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets
Rydex VIF Retailing	$1,938
Rydex VIF Russell 2000® 1.5x Strategy	1,958
Rydex VIF S&P 500 Pure Growth	30,363
Rydex VIF S&P 500 Pure Value	104,703
Rydex VIF S&P MidCap 400 Pure Growth	4,040
Rydex VIF S&P MidCap 400 Pure Value	4,414
Rydex VIF S&P SmallCap 600 Pure Growth	4,107
Rydex VIF S&P SmallCap 600 Pure Value	3,222
Rydex VIF Technology	43,558
Rydex VIF Utilities	46,279
Rydex VIF Weakening Dollar 2x Strategy	6,594
T. Rowe Price Blue Chip Growth	194,515
T. Rowe Price Equity Income	199,320
T. Rowe Price Growth Stock	21,778
T. Rowe Price Health Sciences	53,384
T. Rowe Price Limited-Term Bond	15,766
Templeton Developing Markets VIP Fund	53,437
Templeton Foreign VIP Fund	18,656
TOPS® Conservative ETF	473,198
VanEck VIP Global Gold	49,206
Vanguard® VIF Balanced	666,871
Vanguard® VIF Capital Growth	104,171
Vanguard® VIF Conservative Allocation	550,760
Vanguard® VIF Diversified Value	348,546
Vanguard® VIF Equity Income	521,936
Vanguard® VIF Equity Index	1,848,530
Vanguard® VIF Global Bond Index	34,949
Vanguard® VIF Growth	330,984
Vanguard® VIF High Yield Bond	142,119
Vanguard® VIF International	1,564,954
Vanguard® VIF Mid-Cap Index	850,570
Vanguard® VIF Moderate Allocation	1,800,113
Vanguard® VIF Real Estate Index	318,331
Vanguard® VIF Short Term Investment Grade	339,466
Vanguard® VIF Small Company Growth	43,946
Vanguard® VIF Total Bond Market Index	3,483,175
Vanguard® VIF Total International Stock Market Index	826,571
Vanguard® VIF Total Stock Market Index	2,988,305
Victory RS Science and Technology	4,254
Virtus Duff & Phelps Real Estate Securities Series	18,317
Virtus KAR Small-Cap Growth Series	15,509
Voya MidCap Opportunities Portfolio	16,740
VY CBRE Global Real Estate Portfolio	22,301
Western Asset Variable Global High Yield Bond	18,541

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Account had no financial liabilities as of December 31, 2023.

2. Variable Annuity Contract Charges

AdvanceDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 1.20% of the average daily net assets. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•

Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.45% of the contract value. For contracts issued prior to June 19, 2006, maximum rider charge is 1% and for contracts issued prior to February 10 2010, maximum rider charge is 1.60%.

AdvisorDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.85% of the average daily net assets. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of each Subaccount’s average daily net asset value. The amount of these charges differs by Subaccount and ranges from 0.25% to 0.60%, as indicated in the below table:

Administrative Charge	Subaccount
0.25%	Guggenheim VIF All Cap Value Guggenheim VIF Large Cap Value Guggenheim VIF Small Cap Value Guggenheim VIF SMid Cap Value Guggenheim VIF StylePlus Mid Growth Guggenheim VIF World Equity Income
0.35%	Invesco V.I. EVQ International Equity Fund Invesco V.I. Mid Cap Core Equity
0.40%	Invesco Oppenheimer V.I. Main Street Small Cap Fund
0.45%	Guggenheim VIF Long Short Equity Guggenheim VIF Multi-Hedge Strategies Invesco V.I. Government Securities each Rydex VIF Subaccounts
0.50%	Federated Hermes High Income Bond II Fidelity VIP Contrafund Fidelity VIP Growth Opportunities Fidelity VIP Investment Grade Bond
0.55%	Fidelity VIP Index 500 PIMCO VIT Low Duration PIMCO VIT Real Return PIMCO VIT Total Return Wells Fargo Opportunity VT
0.60%

Federated Hermes Fund for U.S. Government Securities II

Franklin Small-Mid Cap Growth VIP Fund

Invesco V.I. American Franchise

Neuberger Berman AMT Sustainable Equity

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: SBL deducts an account administrative fee of $30 at each contract anniversary, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 2% of the contract value.

Security Benefit Advisor

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.75% of the average daily net asset value. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net assets value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $25,000, SBL deducts an additional 0.15% above the minimum annual rate of 0.75%, as a contract level deduction for mortality and expense risk.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55% of the contract value.

EliteDesigns

Mortality and Expense Risk Charge: The EliteDesigns and EliteDesigns II mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.00% to 1.20% of the average daily net assets. EliteDesigns: If the net asset value of an individual contract is less than $500,000, SBL deducts a mortality and expense risk charge of 0.20%. If the net asset value of an individual contract is greater than $500,000, no mortality and expense risk charge is deducted. EliteDesigns II: Prior to December 2, 2021, SBL deducted a mortality an expense risk charge of 1.20%. After December 2, 2021, If the net asset value of an individual contract is less than $500,000, SBL deducts a mortality and expense risk charge of 1.20%. If the net asset value of an individual contract is greater than $500,000, SBL deducts a mortality and expense risk charge of 1.00. All contracts, once annuitized, will be assessed with a mortality and expense risk charge of 0.30% annually of the average daily net assets. Currently, there are no policies in the annuitization stage.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of each Subaccount’s average daily net asset value. The amount of these charges differs by Subaccount and ranges from 0.25% to 0.65%, as indicated in the below table:

Administrative Charge	Product	Subaccount
0.65%	EliteDesigns II

Dimensional VA Equity Allocation

Dimensional VA Global Bond Portfolio

Dimensional VA Global Moderate Allocation

Dimensional VA International Small Portfolio

Dimensional VA International Value Portfolio

Dimensional VA Short-Term Fixed Portfolio

Dimensional VA U.S. Large Value Portfolio

Dimensional VA U.S. Targeted Value Portfolio

Vanguard® VIF Balanced

Vanguard® VIF Capital Growth

Vanguard® VIF Conservative Allocation

Vanguard® VIF Diversified Value

Vanguard® VIF Equity Income

Vanguard® VIF Equity Index

Vanguard® VIF Global Bond Index

Vanguard® VIF Growth

Vanguard® VIF High Yield Bond

Vanguard® VIF International

Vanguard® VIF Mid-Cap Index

Vanguard® VIF Moderate Allocation

Vanguard® VIF Real Estate Index

Vanguard® VIF Short Term Investment Grade

Vanguard® VIF Small Company Growth

Vanguard® VIF Total Bond Market Index

Vanguard® VIF Total International Stock Market Index

Vanguard® VIF Total Stock Market Index

0.25%	EliteDesigns and EliteDesigns II	All other subaccounts

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to affect an annuity at the time annuity payments commence.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Contingent Deferred Sales Charge (CDSC): For a 5 year contract, SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 5% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first five years of the contract. For a 0 year and EliteDesigns II contract, SBL does not deduct any CDSC throughout the life of the contract.

•	Rider Charge: SBL deducts an amount for each optional rider, equal to a percentage of the contract value, not to exceed a total charge of 1.25% of the contract value.

SecureDesigns

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.60% of the average daily net asset. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•

Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•	Rider Charge: SBL deducts an amount for each rider, equal to a percentage of contract value, not to exceed a total charge of 2.00% of the contract value.

Valuebuilder

Mortality and Expense Risk Charge: For NEA Valuebuilder contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.75% of the average daily net asset value to contracts with $25,000 or more and 0.90% of the average daily net asset value to contracts with less than $25,000. For NEA Valuebuilder – RID contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.10% of the average daily net asset value. For AEA Valuebuilder contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.95% of the average daily net asset value to contracts with $25,000 or more and 1.10% of the average daily net asset value to contracts with less than $25,000. During the annuity period mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.25% of the average daily net asset value for certain annuity options.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net asset value.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

•

Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•

Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55% of the contract value.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2023 and 2022, were as follows:

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio (a)	19,776	(95,799)	(76,023)	33,689	(57,500)	(23,811)
AB VPS Dynamic Asset Allocation	2,259	(27,952)	(25,693)	4,989	(21,401)	(16,412)
AB VPS Relative Value Portfolio (a)	233	(5,629)	(5,396)	388	(5,538)	(5,150)
AB VPS Sustainable Global Thematic Growth	273	(244)	29	6,688	(891)	5,797
AFIS Capital World Growth and Income	246	(1,095)	(849)	310	(1,407)	(1,097)
AFIS U.S. Government Securities	34,942	(40,589)	(5,647)	6,051	(67,046)	(60,995)
AFIS Washington Mutual Investors	10,205	(2,630)	7,575	30,838	(21,593)	9,245
Alger Capital Appreciation (c)	8,711	(10,747)	(2,036)	349	(3,749)	(3,400)
Alger Large Cap Growth	21,345	(24,133)	(2,788)	172,296	(153,533)	18,763
Allspring Growth (c)	2,247	(3,314)	(1,067)	2,201	(5,043)	(2,842)
Allspring International Equity VT	137	—	137	168	(35)	133
Allspring Large Cap Core	4,187	(6,540)	(2,353)	6,258	(10,061)	(3,803)
Allspring Opportunity	1,883	(6,136)	(4,253)	1,985	(4,317)	(2,332)
Allspring Opportunity VT	1,731	(4,064)	(2,333)	1,803	(12,966)	(11,163)
Allspring Small Company Value	86,531	(35,911)	50,620	18,972	(49,028)	(30,056)
Allspring VT Discovery All Cap Growth Fund (a)	260	(1,376)	(1,116)	278	(55)	223
ALPS/Alerian Energy Infrastructure	3,036	(4,318)	(1,282)	4,209	(6,918)	(2,709)
American Century Diversified Bond	16,594	(3,750)	12,844	1,165	(32,821)	(31,656)
American Century Equity Income	28,969	(75,073)	(46,104)	32,103	(141,949)	(109,846)
American Century Heritage	9,025	(13,040)	(4,015)	5,461	(36,940)	(31,479)
American Century International Bond	16,857	(2,727)	14,130	2,665	(835)	1,830
American Century International Growth	37,161	(84,143)	(46,982)	67,355	(64,585)	2,770
American Century Select	34,108	(24,900)	9,208	33,361	(20,184)	13,177
American Century Strategic Allocation: Aggressive	6,320	(2,840)	3,480	13,860	(2,808)	11,052
American Century Strategic Allocation: Conservative	2,391	(13,519)	(11,128)	3,885	(10,609)	(6,724)
American Century Strategic Allocation: Moderate	18,711	(40,278)	(21,567)	19,797	(61,725)	(41,928)
American Century Ultra®	2,049	(2,798)	(749)	2,939	(4,228)	(1,289)
American Century VP Disciplined Core Value	296	(819)	(523)	2,849	(2,818)	31

(a)	Name change. See Note 1.
(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Inflation Protection	17,859	(152,701)	(134,842)	235,351	(80,615)	154,736
American Century VP International	1,677	(2,363)	(686)	176	(12)	164
American Century VP Mid Cap Value (c)	11,378	(103,049)	(91,671)	108,104	(78,610)	29,494
American Century VP Ultra®	112,678	(87,841)	24,837	50,850	(74,025)	(23,175)
American Century VP Value	205,294	(185,203)	20,091	95,118	(329,300)	(234,182)
American Funds IS® Asset Allocation	168,614	(291,045)	(122,431)	86,545	(533,415)	(446,870)
American Funds IS® Capital World Bond	26,745	(54,124)	(27,379)	27,551	(65,478)	(37,927)
American Funds IS® Global Growth	52,594	(54,148)	(1,554)	61,191	(150,881)	(89,690)
American Funds IS® Global Small Capitalization	9,841	(3,179)	6,662	6,516	(6,860)	(344)
American Funds IS® Growth	42,781	(41,045)	1,736	24,628	(29,136)	(4,508)
American Funds IS® Growth-Income	233,619	(344,663)	(111,044)	242,078	(385,731)	(143,653)
American Funds IS® International	183,848	(173,575)	10,273	225,354	(98,555)	126,799
American Funds IS® International Growth and Income	29,794	(7,268)	22,526	5,006	(11,479)	(6,473)
American Funds IS® Mortgage	318	(2,939)	(2,621)	818	(25,043)	(24,225)
American Funds IS® New World	128,613	(95,257)	33,356	111,746	(84,374)	27,372
AMG River Road Mid Cap Value	6,815	(9,478)	(2,663)	7,531	(9,220)	(1,689)
Ariel®	7,926	(17,064)	(9,138)	7,527	(40,276)	(32,749)
Baron Asset	3,149	(2,966)	183	3,284	(2,911)	373
BlackRock Advantage Large Cap Core V.I.	19,135	(27,252)	(8,117)	21,940	(6,020)	15,920
BlackRock Advantage Small Cap Growth	820	(550)	270	2,627	(383)	2,244
BlackRock Basic Value V.I.	398	(51)	347	15,165	(14,282)	883
BlackRock Capital Appreciation V.I.	8,392	(1,711)	6,681	15,844	(5,178)	10,666
BlackRock Equity Dividend	2,206	(2,001)	205	3,171	(18,001)	(14,830)
BlackRock Equity Dividend V.I.	92,579	(65,029)	27,550	189,575	(131,248)	58,327
BlackRock Global Allocation	723	(6,902)	(6,179)	13,737	(3,540)	10,197
BlackRock Global Allocation V.I.	18,966	(47,211)	(28,245)	48,578	(43,596)	4,982
BlackRock High Yield V.I.	2,985,203	(2,846,603)	138,600	213,774	(408,352)	(194,578)
BlackRock International Dividend	15,222	(5,543)	9,679	784	(3,625)	(2,841)
BlackRock Large Cap Focus Growth V.I.	50,845	(9,200)	41,645	11,018	(12,594)	(1,576)
BNY Mellon Appreciation	53,523	(60,697)	(7,174)	43,380	(82,015)	(38,635)
BNY Mellon Dynamic Value	19,987	(26,388)	(6,401)	69,819	(38,506)	31,313

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
BNY Mellon IP MidCap Stock	17,520	(104,501)	(86,981)	16,785	(172,035)	(155,250)
BNY Mellon IP Small Cap Stock Index	75,613	(48,847)	26,766	71,287	(67,463)	3,824
BNY Mellon IP Technology Growth	144,978	(110,540)	34,438	43,502	(78,440)	(34,938)
BNY Mellon Opportunistic Midcap Value	5,959	(4,275)	1,684	7,782	(13,978)	(6,196)
BNY Mellon Stock Index	5,371	(282)	5,089	3,487	(3,621)	(134)
BNY Mellon VIF Appreciation	79,603	(63,070)	16,533	87,082	(110,400)	(23,318)
Calamos® Growth	15,986	(53,420)	(37,434)	25,706	(37,064)	(11,358)
Calamos® Growth and Income	27,527	(41,096)	(13,569)	23,937	(38,649)	(14,712)
Calamos® High Income Opportunities	2,249	(19,603)	(17,354)	20,537	(8,254)	12,283
ClearBridge Small Cap Growth	32	(1)	31	29	—	29
ClearBridge Variable Aggressive Growth	89,443	(111,634)	(22,191)	18,943	(54,961)	(36,018)
ClearBridge Variable Small Cap Growth	30,295	(63,600)	(33,305)	42,660	(52,680)	(10,020)
Delaware Ivy Asset Strategy	1,663	(5,665)	(4,002)	6,685	(2,594)	4,091
Delaware Ivy VIP Asset Strategy	11,132	(7,217)	3,915	24,428	(11,117)	13,311
Delaware Ivy VIP Balanced	1,388	(12)	1,376	178	(17)	161
Delaware Ivy VIP Core Equity	3,691	(1,409)	2,282	5,778	(3)	5,775
Delaware Ivy VIP Energy	655	(2,497)	(1,842)	77,048	(96,285)	(19,237)
Delaware Ivy VIP Global Growth	4	(12)	(8)	266	(53,189)	(52,923)
Delaware Ivy VIP Growth	10,287	(7,559)	2,728	161	(1,599)	(1,438)
Delaware Ivy VIP High Income	5,475	(8,316)	(2,841)	1,408	(7,401)	(5,993)
Delaware Ivy VIP International Core Equity	2,225	(2,027)	198	3,142	(16,176)	(13,034)
Delaware Ivy VIP Limited-Term Bond	89	(157)	(68)	181	(6,877)	(6,696)
Delaware Ivy VIP Mid Cap Growth	9,305	(7,519)	1,786	1,055	(2,175)	(1,120)
Delaware Ivy VIP Natural Resources	28,158	(28,055)	103	3,297	(1,652)	1,645
Delaware Ivy VIP Science And Technology	1,040	(1,712)	(672)	1,376	(1,655)	(279)
Delaware Ivy VIP Small Cap Growth	6,772	(409)	6,363	566	(240)	326
Delaware Ivy VIP Smid Cap Core	3,201	(2,833)	368	395	(4,173)	(3,778)
Delaware Ivy VIP Value	889	(1,231)	(342)	322	(3,349)	(3,027)
Delaware VIP Global Equity (a)	267	(767)	(500)	280	(743)	(463)
Delaware VIP Real Estate Securities	114	(18)	96	1,157	(579)	578
Dimensional VA Equity Allocation	88,869	(13,262)	75,607	9,534	(5,813)	3,721

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Dimensional VA Global Bond Portfolio	79,208	(58,543)	20,665	194,998	(63,685)	131,313
Dimensional VA Global Moderate Allocation	2,937	(5,945)	(3,008)	26,518	(4,883)	21,635
Dimensional VA International Small Portfolio	43,204	(12,837)	30,367	61,336	(23,926)	37,410
Dimensional VA International Value Portfolio	129,196	(34,149)	95,047	124,099	(22,374)	101,725
Dimensional VA Short-Term Fixed Portfolio	282,187	(22,155)	260,032	262,169	(39,512)	222,657
Dimensional VA U.S. Large Value Portfolio	87,453	(34,978)	52,475	147,861	(73,443)	74,418
Dimensional VA U.S. Targeted Value Portfolio	89,439	(91,741)	(2,302)	105,228	(55,525)	49,703
DWS Capital Growth VIP	45	(3)	42	616	(944)	(328)
DWS Core Equity VIP	204	(59)	145	151	(10)	141
DWS CROCI® U.S. VIP	779	(885)	(106)	22	(44)	(22)
DWS Global Small Cap VIP	639	(77)	562	4,963	(157)	4,806
DWS High Income VIP	2,968	(13,999)	(11,031)	741	(6,199)	(5,458)
DWS International Growth VIP	927	(1,060)	(133)	27	(53)	(26)
DWS Small Mid Cap Value VIP	2,897	(682)	2,215	2,098	(1,821)	277
Eaton Vance VT Floating-Rate Income	327,300	(322,058)	5,242	349,925	(388,318)	(38,393)
Federated Hermes Corporate Bond	65,191	(161,943)	(96,752)	132,322	(112,822)	19,500
Federated Hermes Fund for U.S. Government Securities II	42,839	(63,914)	(21,075)	88,103	(104,255)	(16,152)
Federated Hermes High Income Bond II	63,439	(75,360)	(11,921)	36,670	(87,279)	(50,609)
Fidelity® Advisor Dividend Growth	12,191	(18,994)	(6,803)	7,205	(18,117)	(10,912)
Fidelity® Advisor International Capital Appreciation (c)	547	(1,712)	(1,165)	749	(3,006)	(2,257)
Fidelity® Advisor Leveraged Company Stock	316	(659)	(343)	395	(26)	369
Fidelity® Advisor New Insights	1,211	(443)	768	1,451	(4,184)	(2,733)
Fidelity® Advisor Real Estate	10,961	(16,718)	(5,757)	8,487	(34,322)	(25,835)
Fidelity® Advisor Stock Selector Mid Cap	7,749	(23,335)	(15,586)	10,360	(16,903)	(6,543)
Fidelity® Advisor Value Strategies	4,972	(9,952)	(4,980)	17,862	(28,361)	(10,499)
Fidelity® VIP Balanced	45,180	(29,934)	15,246	47,676	(106,151)	(58,475)
Fidelity® VIP Contrafund	110,437	(132,645)	(22,208)	52,425	(130,160)	(77,735)
Fidelity® VIP Disciplined Small Cap	10,817	(5,218)	5,599	5,455	(3,091)	2,364
Fidelity® VIP Emerging Markets	26,933	(11,467)	15,466	21,231	(8,232)	12,999
Fidelity® VIP Equity-Income	49,434	(52,126)	(2,692)	51,446	(80,866)	(29,420)
Fidelity® VIP Growth & Income	145,484	(151,575)	(6,091)	88,670	(61,607)	27,063

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Growth Opportunities	204,273	(214,207)	(9,934)	152,818	(275,529)	(122,711)
Fidelity® VIP High Income	305,812	(301,407)	4,405	1,812,800	(2,637,455)	(824,655)
Fidelity® VIP Index 500	218,910	(198,632)	20,278	127,845	(278,180)	(150,335)
Fidelity® VIP Investment Grade Bond	335,993	(138,902)	197,091	150,734	(123,185)	27,549
Fidelity® VIP Mid Cap	1,307	(13,787)	(12,480)	5,468	(6,356)	(888)
Fidelity® VIP Overseas	68,811	(139,486)	(70,675)	138,026	(73,794)	64,232
Fidelity® VIP Real Estate	1,452	(2,666)	(1,214)	2,223	(11,257)	(9,034)
Fidelity® VIP Strategic Income	46,469	(18,021)	28,448	61,112	(91,556)	(30,444)
Franklin Allocation VIP Fund	7,855	(28,289)	(20,434)	7,582	(44,779)	(37,197)
Franklin DynaTech VIP	793	(47)	746	758	(41,323)	(40,565)
Franklin Growth and Income VIP Fund	1,100	(80)	1,020	8,600	(4,137)	4,463
Franklin Income VIP Fund	124,741	(229,926)	(105,185)	302,608	(524,302)	(221,694)
Franklin Large Cap Growth VIP Fund	1,194	(1)	1,193	2,225	(2,225)	—
Franklin Mutual Global Discovery VIP Fund	79,640	(178,323)	(98,683)	86,549	(113,017)	(26,468)
Franklin Mutual Shares VIP Fund	4,537	(3,760)	777	83	(5,401)	(5,318)
Franklin Rising Dividends VIP Fund	1,828	(4,109)	(2,281)	9,053	(2,472)	6,581
Franklin Small Cap Value VIP Fund	67,156	(57,769)	9,387	41,735	(52,673)	(10,938)
Franklin Small-Mid Cap Growth VIP Fund	40,670	(33,102)	7,568	10,410	(33,395)	(22,985)
Franklin Strategic Income VIP Fund	33,457	(56,111)	(22,654)	41,157	(50,511)	(9,354)
Franklin U.S. Government Securities VIP Fund	13,818	(14,739)	(921)	14,868	(525)	14,343
Goldman Sachs Emerging Markets Equity	13,055	(99,644)	(86,589)	19,986	(124,547)	(104,561)
Goldman Sachs Government Income	18,618	(43,075)	(24,457)	31,328	(219,981)	(188,653)
Goldman Sachs VIT International Equity Insights	5,995	(291)	5,704	1,257	(7,604)	(6,347)
Goldman Sachs VIT Large Cap Value	7,558	(7,802)	(244)	7	(2)	5
Goldman Sachs VIT Mid Cap Growth Fund	349	(975)	(626)	856	(2,992)	(2,136)
Goldman Sachs VIT Mid Cap Value	1,823	(2,287)	(464)	4,165	(4,091)	74
Goldman Sachs VIT Small Cap Equity Insights	43,916	(42,298)	1,618	3,808	(71)	3,737
Goldman Sachs VIT Strategic Growth	3,290	(309)	2,981	2,284	(307)	1,977
Guggenheim Alpha Opportunity	242	(155)	87	243	(302)	(59)
Guggenheim Core Bond	54,570	(94,466)	(39,896)	55,725	(290,782)	(235,057)
Guggenheim Floating Rate Strategies	20,706	(44,013)	(23,307)	32,987	(36,316)	(3,329)
Guggenheim High Yield	15,393	(37,760)	(22,367)	17,153	(53,706)	(36,553)
Guggenheim Large Cap Value	4,316	(25,379)	(21,063)	8,240	(28,436)	(20,196)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Guggenheim Long Short Equity	1,885	(1,830)	55	1,640	(1,101)	539
Guggenheim Macro Opportunities	1,059	(387)	672	353	(6)	347
Guggenheim Managed Futures Strategy	76	(776)	(700)	4,312	(1,202)	3,110
Guggenheim Multi-Hedge Strategies	122	(716)	(594)	4,032	(1,228)	2,804
Guggenheim Small Cap Value	796	(438)	358	232	(6)	226
Guggenheim SMid Cap Value	19,208	(42,721)	(23,513)	14,693	(74,182)	(59,489)
Guggenheim StylePlus Large Core	5,008	(17,709)	(12,701)	24,803	(19,984)	4,819
Guggenheim StylePlus Mid Growth	7,597	(8,113)	(516)	7,002	(28,488)	(21,486)
Guggenheim Total Return Bond	11,774	(3,826)	7,948	2,449	(26,594)	(24,145)
Guggenheim VIF All Cap Value	151,870	(185,055)	(33,185)	87,613	(120,133)	(32,520)
Guggenheim VIF Alpha Opportunity	6,163	(11,499)	(5,336)	6,343	(19,459)	(13,116)
Guggenheim VIF Floating Rate Strategies	388,868	(414,773)	(25,905)	588,800	(804,891)	(216,091)
Guggenheim VIF Global Managed Futures Strategy	42,413	(187,737)	(145,324)	499,578	(253,456)	246,122
Guggenheim VIF High Yield	95,480	(181,257)	(85,777)	180,122	(340,472)	(160,350)
Guggenheim VIF Large Cap Value	66,450	(522,143)	(455,693)	211,275	(337,361)	(126,086)
Guggenheim VIF Long Short Equity	276,042	(157,383)	118,659	91,741	(87,226)	4,515
Guggenheim VIF Managed Asset Allocation	23,924	(102,204)	(78,280)	26,156	(71,816)	(45,660)
Guggenheim VIF Multi-Hedge Strategies	228,636	(277,156)	(48,520)	294,354	(264,230)	30,124
Guggenheim VIF Small Cap Value	55,235	(166,131)	(110,896)	49,317	(162,463)	(113,146)
Guggenheim VIF SMid Cap Value	74,781	(195,419)	(120,638)	63,905	(143,017)	(79,112)
Guggenheim VIF StylePlus Large Core	167,374	(156,549)	10,825	129,021	(224,523)	(95,502)
Guggenheim VIF StylePlus Large Growth	95,198	(98,479)	(3,281)	71,807	(136,102)	(64,295)
Guggenheim VIF StylePlus Mid Growth	51,416	(106,800)	(55,384)	37,187	(101,769)	(64,582)
Guggenheim VIF StylePlus Small Growth	33,224	(61,777)	(28,553)	26,035	(39,968)	(13,933)
Guggenheim VIF Total Return Bond	654,208	(980,816)	(326,608)	748,667	(870,139)	(121,472)
Guggenheim VIF World Equity Income	53,934	(159,049)	(105,115)	356,081	(487,363)	(131,282)
Guggenheim World Equity Income	21,978	(44,058)	(22,080)	34,575	(33,132)	1,443
Invesco American Franchise	4,552	(5,300)	(748)	6,081	(10,978)	(4,897)
Invesco Comstock	33,058	(57,862)	(24,804)	62,058	(66,670)	(4,612)
Invesco Developing Markets	3,078	(4,519)	(1,441)	4,563	(3,591)	972
Invesco Discovery	1,320	(1,559)	(239)	1,540	(2,097)	(557)
Invesco Discovery Mid Cap Growth	6,265	(11,196)	(4,931)	22,676	(6,145)	16,531
Invesco Energy	3,853	(1,209)	2,644	8,109	(655)	7,454

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco Equity and Income	45,502	(55,576)	(10,074)	32,768	(63,688)	(30,920)
Invesco Global	5,424	(3,312)	2,112	6,510	(4,942)	1,568
Invesco Gold & Special Minerals	738	(201)	537	736	(258)	478
Invesco Main Street Mid Cap	26,559	(11,583)	14,976	12,921	(11,999)	922
Invesco Oppenheimer V.I. International Growth Fund	2,726	(2,677)	49	9,825	(2,105)	7,720
Invesco Small Cap Growth(c)	2,852	(6,120)	(3,268)	3,066	(14,766)	(11,700)
Invesco Technology	10,461	(23,764)	(13,303)	37,289	(14,252)	23,037
Invesco V.I. American Franchise Series I	42,359	(13,705)	28,654	11,492	(14,666)	(3,174)
Invesco V.I. American Franchise Series II	69	(977)	(908)	79	(37)	42
Invesco V.I. American Value	13,672	(45,829)	(32,157)	37,506	(64,377)	(26,871)
Invesco V.I. Balanced-Risk Allocation	691	(13)	678	299	(295)	4
Invesco V.I. Comstock	193,666	(234,386)	(40,720)	209,885	(304,355)	(94,470)
Invesco V.I. Core Equity	65,458	(1,576)	63,882	4,606	(5,084)	(478)
Invesco V.I. Core Plus Bond	407,317	(264,030)	143,287	1,396,403	(338,225)	1,058,178
Invesco V.I. Discovery Mid Cap Growth	22,183	(55,356)	(33,173)	33,798	(36,280)	(2,482)
Invesco V.I. Equally-Weighted S&P 500	8,798	(4,235)	4,563	64,146	(7,768)	56,378
Invesco V.I. Equity and Income	85,313	(135,694)	(50,381)	90,781	(65,874)	24,907
Invesco V.I. EVQ International Equity Fund	222,300	(317,388)	(95,088)	109,065	(355,343)	(246,278)
Invesco V.I. Global	25,801	(38,755)	(12,954)	27,597	(20,807)	6,790
Invesco V.I. Global Core Equity	3,289	(1,290)	1,999	40	(1,420)	(1,380)
Invesco V.I. Global Real Estate Series I	21,829	(48,211)	(26,382)	21,216	(64,220)	(43,004)
Invesco V.I. Global Real Estate Series II	3,665	(3,522)	143	754	(9,672)	(8,918)
Invesco V.I. Global Strategic Income	9	(15)	(6)	9	(16)	(7)
Invesco V.I. Government Money Market	1,421,836	(2,180,956)	(759,120)	4,063,513	(2,376,825)	1,686,688
Invesco V.I. Government Securities	301,004	(397,447)	(96,443)	301,388	(421,176)	(119,788)
Invesco V.I. Growth and Income	1,274	(13)	1,261	32	(2)	30
Invesco V.I. Health Care Series I	18,427	(92,905)	(74,478)	67,710	(38,272)	29,438
Invesco V.I. Health Care Series II	428	(4)	424	13,239	(860)	12,379
Invesco V.I. Main Street Mid Cap Fund®	81,534	(109,748)	(28,214)	88,165	(98,215)	(10,050)
Invesco V.I. Main Street Small Cap Fund®	29,163	(80,961)	(51,798)	54,543	(91,341)	(36,798)
Invesco V.I. Small Cap Equity	6,181	(182)	5,999	229	(737)	(508)

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco Value Opportunities	20,351	(18,720)	1,631	12,096	(20,464)	(8,368)
Janus Henderson Adaptive Risk Managed U.S. Equity	11,954	(19,961)	(8,007)	7,385	(12,433)	(5,048)
Janus Henderson Mid Cap Value	312	(185)	127	240	(2,493)	(2,253)
Janus Henderson Overseas	137,998	(82,218)	55,780	147,963	(50,732)	97,231
Janus Henderson VIT Enterprise	146,712	(189,425)	(42,713)	95,429	(148,038)	(52,609)
Janus Henderson VIT Mid Cap Value	11,294	(1,330)	9,964	2,535	(893)	1,642
Janus Henderson VIT Overseas	73,979	(46,899)	27,080	14,222	(18,678)	(4,456)
Janus Henderson VIT Research	132,666	(125,404)	7,262	43,258	(229,430)	(186,172)
Lord Abbett Series Bond-Debenture VC	85,920	(90,634)	(4,714)	69,495	(76,225)	(6,730)
Lord Abbett Series Developing Growth VC	14,331	(31,456)	(17,125)	23,946	(31,559)	(7,613)
Lord Abbett Series Dividend Growth VC	2,612	—	2,612	10	(1,028)	(1,018)
Lord Abbett Series Growth Opportunities VC	168	—	168	581	(581)	—
Lord Abbett Series Mid Cap Stock VC	1,614	(55)	1,559	120	(1,810)	(1,690)
Lord Abbett Series Total Return VC	2,193	(3,206)	(1,013)	23,598	(624)	22,974
LVIP JPMorgan Core Bond Fund(a)	123,033	(73,879)	49,154	131,917	(184,101)	(52,184)
LVIP JPMorgan Small Cap Core Fund(a)	1,135	(14)	1,121	586	(610)	(24)
LVIP JPMorgan US Equity Fund(a)	396	(180)	216	7,709	(1,232)	6,477
MFS® VIT Emerging Markets Equity	802	(479)	323	522	(1,517)	(995)
MFS® VIT Global Tactical Allocation	17	(114)	(97)	22	(113)	(91)
MFS® VIT High Yield	—	—	—	51	(5,130)	(5,079)
MFS® VIT II MA Investors Growth Stock	1,452	(616)	836	6,067	(132)	5,935
MFS® VIT II Research International	427,998	(314,805)	113,193	117,149	(239,685)	(122,536)
MFS® VIT International Intrinsic Value	4,983	(41,078)	(36,095)	16,167	(29,844)	(13,677)
MFS® VIT Investors Trust	3,250	(1,108)	2,142	1,464	(977)	487
MFS® VIT New Discovery	1,807	(4,049)	(2,242)	4,711	(5,522)	(811)
MFS® VIT Research	52	(84)	(32)	56	(87)	(31)
MFS® VIT Total Return	56,050	(257,220)	(201,170)	136,720	(129,031)	7,689
MFS® VIT Total Return Bond	1,156	(2,012)	(856)	10,152	(4,174)	5,978
MFS® VIT Utilities	154,491	(323,643)	(169,152)	234,648	(160,875)	73,773
Morgan Stanley VIF Emerging Markets Debt	5,083	(6,023)	(940)	599	(350)	249
Morgan Stanley VIF Emerging Markets Equity	47,137	(92,694)	(45,557)	66,373	(96,780)	(30,407)

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	11,735	(10,911)	824	13,403	(9,588)	3,815
Morningstar Balanced ETF Asset Allocation Portfolio	97,280	(98,633)	(1,353)	92,455	(38,224)	54,231
Morningstar Conservative ETF Asset Allocation Portfolio	81,939	(66,545)	15,394	41,395	(89,428)	(48,033)
Morningstar Growth ETF Asset Allocation Portfolio	27,224	(54,046)	(26,822)	44,056	(32,281)	11,775
Morningstar Income and Growth ETF Asset Allocation Portfolio	55,831	(26,540)	29,291	5,553	(64,756)	(59,203)
Neuberger Berman AMT Sustainable Equity I	43,358	(53,328)	(9,970)	12,393	(75,993)	(63,600)
Neuberger Berman AMT Sustainable Equity S	7,393	(19,009)	(11,616)	9,345	(21,018)	(11,673)
Neuberger Berman Core Bond	19,221	(32,668)	(13,447)	158,190	(51,844)	106,346
Neuberger Berman Large Cap Value	4,480	(12,727)	(8,247)	16,882	(10,479)	6,403
Neuberger Berman Sustainable Equity	20,834	(13,769)	7,065	7,945	(8,073)	(128)
North Square Spectrum Alpha	65	(2,922)	(2,857)	339	(107)	232
Northern Global Tactical Asset Allocation	344	(470)	(126)	438	(2,271)	(1,833)
Northern Large Cap Core	256	(1,361)	(1,105)	356	(2,643)	(2,287)
Northern Large Cap Value	1,952	(1,695)	257	10,705	(2,660)	8,045
PGIM Focused Growth	17,159	(42,846)	(25,687)	29,460	(47,752)	(18,292)
PGIM Jennison Mid-Cap Growth	1,450	(364)	1,086	1,096	(1,744)	(648)
PGIM Jennison Natural Resources	2,918	(604)	2,314	179	(82)	97
PGIM Jennison Small Company	1,613	(2,199)	(586)	1,496	(5,349)	(3,853)
PGIM Quant Solutions Small-Cap Value (c)	837	(564)	273	751	(2,010)	(1,259)
PIMCO All Asset	1,654	(6,859)	(5,205)	1,112	(1,673)	(561)
PIMCO CommodityRealReturn Strategy	1,427	(4,458)	(3,031)	6,452	(9,030)	(2,578)
PIMCO Emerging Markets Bond	4,216	(14,803)	(10,587)	1,217	(498)	719
PIMCO High Yield	12,125	(10,425)	1,700	3,718	(10,982)	(7,264)
PIMCO International Bond (U.S. Dollar-Hedged)	47,352	(86,115)	(38,763)	163,278	(68,188)	95,090
PIMCO Low Duration	2,023	(6,249)	(4,226)	20,929	(865)	20,064
PIMCO Real Return	8,490	(9,004)	(514)	21,354	(6,712)	14,642
PIMCO StocksPLUS® Small Fund	2,173	(1,070)	1,103	2,479	(8,261)	(5,782)
PIMCO Total Return	20,257	(34,288)	(14,031)	31,262	(27,298)	3,964
PIMCO VIT All Asset Administrative	19,509	(43,181)	(23,672)	13,123	(68,657)	(55,534)

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
PIMCO VIT All Asset Advisor	24,554	(13,126)	11,428	41,199	(15,932)	25,267
PIMCO VIT CommodityRealReturn Strategy Administrative	81,311	(549,586)	(468,275)	630,064	(920,252)	(290,188)
PIMCO VIT CommodityRealReturn Strategy Advisor	11,501	(130,907)	(119,406)	294,112	(176,636)	117,476
PIMCO VIT Emerging Markets Bond	117,928	(118,770)	(842)	34,277	(96,798)	(62,521)
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	5,926	(5,780)	146	168	(570)	(402)
PIMCO VIT Global Managed Asset Allocation	329	(206)	123	4,425	(8,364)	(3,939)
PIMCO VIT High Yield	8,196	(6,979)	1,217	5,128	(11,557)	(6,429)
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	192,888	(239,080)	(46,192)	166,895	(173,590)	(6,695)
PIMCO VIT International Bond Portfolio (Unhedged)	3,025	(181)	2,844	2,782	(22,210)	(19,428)
PIMCO VIT Low Duration Administrative (c)	483,714	(966,521)	(482,807)	1,888,340	(684,171)	1,204,169
PIMCO VIT Low Duration Advisor	31,426	(61,033)	(29,607)	37,994	(38,988)	(994)
PIMCO VIT Real Return Administrative (c)	239,896	(352,640)	(112,744)	399,079	(733,849)	(334,770)
PIMCO VIT Real Return Advisor	29,574	(18,683)	10,891	81,697	(45,902)	35,795
PIMCO VIT Short-Term	186,303	(227,966)	(41,663)	271,297	(61,203)	210,094
PIMCO VIT Total Return Administrative	158,375	(168,260)	(9,885)	202,752	(385,316)	(182,564)
PIMCO VIT Total Return Advisor	896,418	(233,842)	662,576	246,266	(281,007)	(34,741)
Pioneer Bond VCT	4,254	(3,160)	1,094	5,111	(12,930)	(7,819)
Pioneer Equity Income VCT	234	(7,208)	(6,974)	1,087	(2,596)	(1,509)
Pioneer High Yield VCT	99	(28)	71	2,591	(124)	2,467
Pioneer Real Estate Shares VCT (b)	—	—	—	44	(1,839)	(1,795)
Pioneer Strategic Income	562	(1,987)	(1,425)	3,789	(205)	3,584
Pioneer Strategic Income VCT	12,008	(430)	11,578	667	(1,940)	(1,273)
Putnam VT Core Equity Fund (a)	62	(435)	(373)	2,169	(2,169)	—
Putnam VT Diversified Income	5,684	(63)	5,621	200	(13)	187
Putnam VT Global Asset Allocation	41	(8)	33	37	(5)	32
Putnam VT High Yield	2,220	(2,132)	88	145	(10)	135
Putnam VT Income	33,829	(40,356)	(6,527)	722	(34,333)	(33,611)

(a)	Name change. See Note 1.
(b)	Liquidation. See Note 1.
(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Putnam VT Large Cap Growth Fund (a)	3,083	(1,465)	1,618	1,717	(562)	1,155
Putnam VT Large Cap Value	19,325	(37,399)	(18,074)	174,094	(148,999)	25,095
Putnam VT Multi-Asset Absolute Return (b)	171	(23,903)	(23,732)	3,085	(3,877)	(792)
Putnam VT Small Cap Growth	48,147	(37,812)	10,335	2,728	(1,893)	835
Putnam VT Small Cap Value	31,749	(44,938)	(13,189)	16,536	(62,506)	(45,970)
Redwood Managed Volatility	184	(12)	172	692	(41,230)	(40,538)
Royce Micro-Cap	113,005	(134,158)	(21,153)	20,663	(54,179)	(33,516)
Royce Small-Cap Opportunity	31,887	(75,877)	(43,990)	64,907	(27,954)	36,953
Royce Small-Cap Value	6,436	(12,027)	(5,591)	6,616	(8,258)	(1,642)
Rydex VIF Banking	195,240	(203,665)	(8,425)	27,020	(54,437)	(27,417)
Rydex VIF Basic Materials	21,885	(25,450)	(3,565)	38,101	(41,867)	(3,766)
Rydex VIF Biotechnology	104,128	(113,224)	(9,096)	22,327	(193,526)	(171,199)
Rydex VIF Commodities Strategy	170,211	(214,863)	(44,652)	1,249,312	(1,671,612)	(422,300)
Rydex VIF Consumer Products	68,351	(139,936)	(71,585)	321,701	(245,387)	76,314
Rydex VIF Dow 2x Strategy (c)	446,486	(458,051)	(11,565)	143,840	(137,491)	6,349
Rydex VIF Electronics	80,934	(37,558)	43,376	12,895	(57,240)	(44,345)
Rydex VIF Energy	479,226	(684,809)	(205,583)	1,742,320	(1,989,491)	(247,171)
Rydex VIF Energy Services	2,400,561	(2,352,304)	48,257	1,445,935	(4,075,790)	(2,629,855)
Rydex VIF Europe 1.25x Strategy (c)	63,142	(72,617)	(9,475)	38,377	(45,845)	(7,468)
Rydex VIF Financial Services	14,743	(29,468)	(14,725)	19,970	(59,958)	(39,988)
Rydex VIF Government Long Bond 1.2x Strategy (c)	62,647	(70,095)	(7,448)	809,165	(802,893)	6,272
Rydex VIF Health Care	84,614	(102,212)	(17,598)	228,445	(238,863)	(10,418)
Rydex VIF High Yield Strategy	30,022	(30,510)	(488)	13,262	(36,700)	(23,438)
Rydex VIF Internet	8,788	(19,369)	(10,581)	11,198	(16,115)	(4,917)
Rydex VIF Inverse Dow 2x Strategy (c)	396,604	(863,107)	(466,503)	68,424,290	(67,950,715)	473,575
Rydex VIF Inverse Government Long Bond Strategy (c)	289,366	(317,274)	(27,908)	1,286,142	(1,275,268)	10,874
Rydex VIF Inverse Mid-Cap Strategy (c)	24,807	(23,462)	1,345	216,453	(179,225)	37,228
Rydex VIF Inverse NASDAQ-100® Strategy (c)	9,118,626	(9,793,405)	(674,779)	15,138,362	(15,968,666)	(830,304)
Rydex VIF Inverse Russell 2000® Strategy (c)	150,020	(169,843)	(19,823)	300,163	(296,359)	3,804

(a)	Name change. See Note 1.
(b)	Liquidation. See Note 1.
(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Rydex VIF Inverse S&P 500 Strategy (c)	591,060	(680,611)	(89,551)	11,848,428	(11,748,968)	99,460
Rydex VIF Japan 2x Strategy (c)	3,543	(5,950)	(2,407)	5,653	(6,991)	(1,338)
Rydex VIF Leisure	33,621	(37,134)	(3,513)	8,822	(3,355)	5,467
Rydex VIF Mid-Cap 1.5x Strategy (c)	6,133	(10,114)	(3,981)	4,316	(8,247)	(3,931)
Rydex VIF Money Market (b)	13,506,141	(21,572,102)	(8,065,961)	32,459,362	(26,483,486)	5,975,876
Rydex VIF NASDAQ-100®	720,337	(634,951)	85,386	1,869,033	(2,015,346)	(146,313)
Rydex VIF NASDAQ-100® 2x Strategy (c)	671,852	(558,458)	113,394	543,736	(556,884)	(13,148)
Rydex VIF Nova (c)	80,009	(71,360)	8,649	84,876	(112,245)	(27,369)
Rydex VIF Precious Metals	188,023	(215,002)	(26,979)	182,378	(125,142)	57,236
Rydex VIF Real Estate	8,419	(19,637)	(11,218)	53,315	(86,920)	(33,605)
Rydex VIF Retailing	2,362	(5,631)	(3,269)	9,770	(4,678)	5,092
Rydex VIF Russell 2000® 1.5x Strategy (c)	4,951	(6,187)	(1,236)	50,537	(96,804)	(46,267)
Rydex VIF Russell 2000® 2x Strategy (c)	2,813,628	(1,972,179)	841,449	568,647	(590,851)	(22,204)
Rydex VIF S&P 500 2x Strategy (c)	280,043	(224,301)	55,742	723,314	(834,823)	(111,509)
Rydex VIF S&P 500 Pure Growth	184,871	(204,452)	(19,581)	78,826	(200,143)	(121,317)
Rydex VIF S&P 500 Pure Value	146,200	(333,463)	(187,263)	393,332	(345,704)	47,628
Rydex VIF S&P MidCap 400 Pure Growth	33,549	(29,068)	4,481	11,404	(35,355)	(23,951)
Rydex VIF S&P MidCap 400 Pure Value	69,787	(172,564)	(102,777)	236,244	(241,949)	(5,705)
Rydex VIF S&P SmallCap 600 Pure Growth	40,239	(36,359)	3,880	12,113	(37,129)	(25,016)
Rydex VIF S&P SmallCap 600 Pure Value	119,913	(129,292)	(9,379)	264,716	(502,298)	(237,582)
Rydex VIF Strengthening Dollar 2x Strategy (c)	33,397	(32,458)	939	45,372	(64,013)	(18,641)
Rydex VIF Technology	38,306	(36,331)	1,975	29,379	(42,124)	(12,745)
Rydex VIF Telecommunications	7,478	(10,794)	(3,316)	17,220	(28,929)	(11,709)
Rydex VIF Transportation	10,351	(3,591)	6,760	99,999	(94,921)	5,078
Rydex VIF Utilities	32,999	(130,631)	(97,632)	344,752	(331,918)	12,834
Rydex VIF Weakening Dollar 2x Strategy (c)	46,626	(55,196)	(8,570)	84,270	(75,931)	8,339
T. Rowe Price Blue Chip Growth	24,701	(11,256)	13,445	14,808	(29,561)	(14,753)
T. Rowe Price Capital Appreciation	22,936	(58,836)	(35,900)	57,624	(66,228)	(8,604)
T. Rowe Price Equity Income	9,398	(2,743)	6,655	35,029	(16,523)	18,506
T. Rowe Price Growth Stock	21,928	(47,989)	(26,061)	40,600	(48,801)	(8,201)

(b)	Liquidation. See Note 1.
(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
T. Rowe Price Health Sciences	84,760	(154,482)	(69,722)	45,221	(74,116)	(28,895)
T. Rowe Price Limited-Term Bond	21,082	(2,860)	18,222	2,134	(6,721)	(4,587)
T. Rowe Price Retirement 2010	5	(1)	4	4	—	4
T. Rowe Price Retirement 2015	2,046	(356)	1,690	1,450	(1,674)	(224)
T. Rowe Price Retirement 2020	418	(160)	258	459	(151)	308
T. Rowe Price Retirement 2025	527	(318)	209	730	(731)	(1)
T. Rowe Price Retirement 2030	1,910	(147)	1,763	3,460	(34)	3,426
T. Rowe Price Retirement 2035	563	(21)	542	748	(1,946)	(1,198)
T. Rowe Price Retirement 2040	7,226	(1,435)	5,791	627	(15)	612
T. Rowe Price Retirement 2045	68	(4)	64	175	(4)	171
T. Rowe Price Retirement 2050	16	—	16	16	—	16
T. Rowe Price Retirement 2055	227	(37)	190	138	(9)	129
T. Rowe Price Retirement Balanced	530	(1,705)	(1,175)	4,640	(9,682)	(5,042)
Templeton Developing Markets VIP Fund	169,206	(219,335)	(50,129)	37,677	(116,317)	(78,640)
Templeton Foreign VIP Fund	56,012	(147,376)	(91,364)	46,094	(87,970)	(41,876)
Templeton Global Bond VIP Fund	39,869	(37,813)	2,056	62,583	(95,139)	(32,556)
Templeton Growth VIP Fund	13	(1)	12	12	(1)	11
Third Avenue Value	2,692	(53,831)	(51,139)	65,711	(10,680)	55,031
TOPS® Aggressive Growth ETF	3,321	(15)	3,306	1,010	(26,540)	(25,530)
TOPS® Balanced ETF	39,994	(6,869)	33,125	42,947	(383)	42,564
TOPS® Conservative ETF	12,304	(2,962)	9,342	109,656	(462,204)	(352,548)
TOPS® Growth ETF	8,793	(297)	8,496	11,887	(38,369)	(26,482)
TOPS® Managed Risk Balanced ETF	—	—	—	5,287	(5,287)	—
TOPS® Managed Risk Moderate Growth ETF	—	—	—	—	(47,434)	(47,434)
TOPS® Moderate Growth ETF	7,733	(603)	7,130	61,042	(184)	60,858
VanEck VIP Global Gold	49,707	(31,352)	18,355	258,985	(256,286)	2,699
VanEck VIP Global Resources	21,192	(9,845)	11,347	79,276	(8,699)	70,577
Vanguard® VIF Balanced	104,137	(16,252)	87,885	52,154	(75,815)	(23,661)
Vanguard® VIF Capital Growth	9,656	(19,028)	(9,372)	48,727	(40,166)	8,561
Vanguard® VIF Conservative Allocation	109,705	(164,203)	(54,498)	123,666	(62,056)	61,610
Vanguard® VIF Diversified Value	20,010	(7,205)	12,805	61,423	(16,176)	45,247
Vanguard® VIF Equity Income	75,817	(50,107)	25,710	197,815	(126,341)	71,474
Vanguard® VIF Equity Index	231,308	(16,407)	214,901	186,536	(37,080)	149,456

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2023			2022
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Vanguard® VIF Global Bond Index	25,866	(27,263)	(1,397)	94,136	(13,287)	80,849
Vanguard® VIF Growth	28,301	(7,221)	21,080	61,770	(20,168)	41,602
Vanguard® VIF High Yield Bond	45,151	(51,432)	(6,281)	62,564	(41,915)	20,649
Vanguard® VIF International	66,579	(42,729)	23,850	74,358	(58,243)	16,115
Vanguard® VIF Mid-Cap Index	101,788	(100,698)	1,090	98,574	(35,095)	63,479
Vanguard® VIF Moderate Allocation	397,974	(135,679)	262,295	443,711	(74,821)	368,890
Vanguard® VIF Real Estate Index	59,938	(59,236)	702	93,277	(11,882)	81,395
Vanguard® VIF Short Term Investment Grade	275,110	(128,811)	146,299	461,642	(237,368)	224,274
Vanguard® VIF Small Company Growth (c)	669	(2,552)	(1,883)	509	(784)	(275)
Vanguard® VIF Total Bond Market Index	921,325	(170,660)	750,665	436,979	(255,212)	181,767
Vanguard® VIF Total International Stock Market Index	316,582	(92,240)	224,342	400,604	(65,593)	335,011
Vanguard® VIF Total Stock Market Index	305,129	(147,973)	157,156	450,846	(228,968)	221,878
Victory RS Partners (c)	493	(1,180)	(687)	536	(2,960)	(2,424)
Victory RS Science and Technology	2,212	(2,496)	(284)	3,457	(12,362)	(8,905)
Victory RS Value	6,064	(11,943)	(5,879)	6,547	(9,884)	(3,337)
Virtus Ceredex Mid Cap Value Equity	734	(6,888)	(6,154)	913	(2,090)	(1,177)
Virtus Duff & Phelps Real Estate Securities Series	9,344	(7,859)	1,485	3,076	(3,314)	(238)
Virtus KAR Small-Cap Growth Series	38,265	(13,054)	25,211	5,211	(17,269)	(12,058)
Virtus Newfleet Multi-Sector Intermediate Bond Series	1,671	(34)	1,637	4,104	(1,918)	2,186
Virtus SGA International Growth Series	12,391	(17,766)	(5,375)	5,353	(17,100)	(11,747)
Virtus Strategic Allocation Series	16,645	(9,912)	6,733	1,542	(5,702)	(4,160)
Voya MidCap Opportunities Portfolio	303	(121)	182	659	(133)	526
VY CBRE Global Real Estate Portfolio	2,575	(1,085)	1,490	438	(48)	390
VY CBRE Real Estate Portfolio	1,680	(1,680)	—	133	(32,659)	(32,526)
Western Asset Variable Global High Yield Bond	20,472	(24,269)	(3,797)	7,542	(54,540)	(46,998)

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2023, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
AB VPS Discovery Value Portfolio (a)
2023	305,589	13.79	19.55	4,339,295	0.01	0.25	1.45	12.05	13.14
2022	381,612	12.61	17.28	4,814,167	0.01	0.25	1.45	(19.32)	(18.49)
2021	405,423	15.63	21.20	6,319,106	0.01	0.25	1.45	29.71	31.27
2020	326,575	11.56	16.39	3,882,654	0.01	0.25	1.45	(1.47)	(0.30)
2019	154,713	11.65	16.44	1,832,698	0.33	0.25	1.45	14.73	16.10
AB VPS Dynamic Asset Allocation
2023	58,984	9.40	9.75	556,928	0.01	0.25	0.75	9.30	9.92
2022	84,677	8.11	8.87	730,165	0.02	0.25	1.45	(22.02)	(21.30)
2021	101,089	10.40	11.27	1,107,947	0.02	0.25	1.45	4.52	5.82
2020	96,540	9.95	10.79	1,005,526	0.02	0.25	1.45	0.30	1.51
2019	77,465	9.92	10.63	798,899	1.89	0.25	1.45	10.22	11.54
AB VPS Relative Value Portfolio (a)
2023	4,247	22.38	22.38	94,993	0.02	0.25	0.25	8.17	8.17
2022	9,643	20.69	20.69	199,475	0.01	0.25	0.25	(7.47)	(7.47)
2021	14,793	22.36	22.36	330,673	0.01	0.25	0.25	23.81	23.81
2020	14,302	13.81	18.34	258,314	0.01	0.25	1.45	(2.06)	(0.86)
2019	22,895	14.10	18.50	417,487	2.27	0.25	1.45	18.19	19.66

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
AB VPS Sustainable Global Thematic Growth
2023	6,440	21.11	21.11	135,953	0.00	0.25	0.25	11.99	11.99
2022	6,411	18.85	18.85	120,833	—	0.25	0.25	(29.48)	(29.48)
2021	614	26.73	26.73	16,408	—	0.25	0.25	18.69	18.69
2020	501	19.50	22.87	11,291	0.00	0.25	1.45	33.02	34.61
2019	487	14.66	16.99	8,155	—	0.25	1.45	24.13	25.67
AFIS Capital World Growth and Income
2023	7,592	12.93	14.29	100,114	0.02	0.25	1.45	15.65	16.84
2022	8,441	11.18	12.23	96,603	0.02	0.25	1.45	(20.99)	(20.22)
2021	9,538	14.15	15.33	138,341	0.02	0.25	1.45	9.52	10.85
2020	9,009	12.92	14.01	117,429	0.01	0.25	1.45	3.78	5.10
2019	21,023	12.45	13.33	262,544	1.95	0.25	1.45	25.00	26.47
AFIS U.S. Government Securities
2023	20,824	7.20	7.96	162,466	0.04	0.25	1.45	(1.64)	(0.62)
2022	26,471	7.32	8.01	207,854	0.02	0.25	1.45	(14.88)	(14.06)
2021	87,466	8.60	9.32	805,439	0.00	0.25	1.45	(5.18)	(4.02)
2020	386,206	9.07	9.84	3,555,550	0.03	0.25	1.45	4.61	6.03
2019	28,979	8.67	9.28	255,879	2.90	0.25	1.45	0.58	1.75
AFIS Washington Mutual Investors
2023	46,186	15.77	17.44	761,881	0.02	0.25	1.45	12.08	13.25
2022	38,611	14.07	15.40	560,909	0.02	0.25	1.45	(12.50)	(11.60)
2021	29,366	16.08	16.08	472,265	0.01	1.45	1.45	22.00	22.00
2020	32,181	13.18	14.29	424,318	0.01	0.25	1.45	3.70	5.00
2019	36,323	12.71	13.61	461,745	1.88	0.25	1.45	15.76	17.13
Alger Capital Appreciation (c)
2023	8,054	23.20	30.26	192,614	—	0.25	1.45	36.87	38.24
2022	10,090	16.95	21.89	174,979	—	0.25	1.45	(39.33)	(38.70)
2021	13,490	27.94	35.71	409,319	—	0.25	1.45	13.67	15.05
2020	17,802	24.58	31.63	463,583	—	0.25	1.45	35.20	36.87
2019	27,929	18.18	23.11	529,530	—	0.25	1.45	27.49	28.96

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Alger Large Cap Growth
2023	15,975	10.62	10.79	171,885	—	0.25	1.45	27.19	28.45
2022	18,763	8.35	8.40	157,761	—	0.25	1.45	(16.50)	(16.00)
Allspring Growth (c)
2023	29,994	23.71	41.29	712,042	—	0.90	1.10	28.19	28.44
2022	31,061	18.46	32.21	574,621	—	0.90	1.10	(39.64)	(39.52)
2021	33,903	30.52	53.36	1,036,704	—	0.90	1.10	3.09	3.32
2020	36,669	29.54	51.76	1,085,114	—	0.90	1.25	42.71	43.19
2019	41,791	20.63	36.22	863,397	—	0.90	1.25	31.36	31.82
Allspring International Equity VT
2023	4,644	9.91	9.91	46,034	0.01	0.25	0.25	11.85	11.85
2022	4,507	8.86	8.86	39,935	0.03	0.25	0.25	(14.64)	(14.64)
2021	4,374	10.38	10.38	45,434	0.01	0.25	0.25	3.49	3.49
2020	4,245	9.89	10.22	42,621	0.02	0.25	1.45	0.41	1.49
2019	4,119	9.85	10.07	40,769	3.72	0.25	1.45	10.43	11.76
Allspring Large Cap Core
2023	48,080	17.61	24.72	854,775	0.01	0.90	1.25	19.53	19.88
2022	50,433	14.69	17.56	747,452	0.01	0.90	1.25	(17.75)	(17.43)
2021	54,236	17.79	21.35	974,874	0.00	0.90	1.25	25.51	25.99
2020	61,715	14.12	19.94	879,936	0.01	0.90	1.25	3.59	3.90
2019	81,316	13.59	19.23	1,111,757	1.51	0.90	1.25	22.26	22.76
Allspring Opportunity
2023	28,149	21.91	32.18	616,461	—	0.90	1.10	21.30	21.52
2022	32,402	18.03	26.53	585,249	—	0.90	1.10	(23.98)	(23.83)
2021	34,734	23.67	34.90	823,693	—	0.90	1.10	19.48	19.73
2020	35,874	19.77	29.21	710,566	0.00	0.90	1.25	15.87	16.29
2019	49,705	17.00	25.17	857,131	0.24	0.90	1.25	25.82	26.30

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Allspring Opportunity VT
2023	42,441	18.57	24.57	974,569	—	0.25	1.45	21.09	22.48
2022	44,774	15.32	20.06	849,247	—	0.25	1.45	(24.08)	(23.32)
2021	55,937	20.18	26.16	1,407,980	0.00	0.25	1.45	19.34	20.78
2020	74,054	16.91	22.26	1,581,613	0.00	0.25	1.45	15.74	17.16
2019	96,624	14.61	19.00	1,790,052	0.31	0.25	1.45	25.73	27.26
Allspring Small Company Value
2023	404,716	12.92	13.04	5,275,463	0.01	0.90	1.10	10.52	10.79
2022	354,096	11.69	11.77	4,166,378	—	0.90	1.10	(15.66)	(15.45)
2021	384,152	13.86	13.92	5,348,332	0.00	0.90	1.10	31.37	31.57
2020	447,299	10.53	10.58	4,731,057	0.00	0.90	1.25	(2.32)	(1.95)
2019	508,901	10.78	10.79	5,488,889	0.78	0.90	1.25	7.80	7.90
Allspring VT Discovery All Cap Growth Fund (a)
2023	8,057	19.97	19.97	160,872	—	1.45	1.45	27.60	27.60
2022	9,173	15.65	15.65	143,454	—	1.45	1.45	(39.78)	(39.78)
2021	8,950	25.99	25.99	232,514	—	1.45	1.45	9.94	9.94
2020	11,619	23.64	29.85	274,515	—	0.25	1.45	36.96	38.58
2019	12,214	17.26	21.54	211,753	—	0.25	1.45	31.06	32.72
ALPS/Alerian Energy Infrastructure
2023	26,623	8.83	9.89	249,166	0.03	0.25	1.45	9.15	10.26
2022	27,905	8.09	8.97	236,282	0.05	0.25	1.45	12.52	13.54
2021	30,614	7.19	7.90	228,960	0.02	0.25	1.45	31.68	33.45
2020	45,703	5.46	6.01	254,151	0.02	0.25	1.45	(28.44)	(27.50)
2019	43,110	7.63	8.29	334,572	1.63	0.25	1.45	15.26	16.60
American Century Diversified Bond
2023	26,247	7.23	7.23	189,603	0.05	0.90	0.90	1.12	1.12
2022	13,403	7.15	7.15	95,822	0.01	0.90	0.90	(17.53)	(17.53)
2021	45,059	8.67	8.67	390,366	0.01	0.90	0.90	(4.83)	(4.83)
2020	35,430	9.11	9.11	322,378	0.01	0.90	0.90	3.64	3.64
2019	32,166	8.79	8.79	282,339	2.38	0.90	0.90	4.02	4.02

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Century Equity Income
2023	429,255	16.39	21.17	8,988,444	0.02	0.90	1.25	(0.67)	(0.29)
2022	475,359	16.50	20.99	9,988,134	0.02	0.90	1.25	(7.41)	(7.08)
2021	585,205	17.82	22.59	13,229,010	0.02	0.90	1.25	11.65	12.05
2020	650,937	15.96	20.52	13,137,824	0.02	0.90	1.25	(3.39)	(3.08)
2019	495,785	16.52	21.21	10,326,770	2.07	0.90	1.25	18.68	19.06
American Century Heritage
2023	70,041	25.87	35.72	1,827,914	—	0.90	1.10	15.41	15.70
2022	74,056	22.36	30.95	1,658,363	—	0.90	1.10	(31.15)	(31.03)
2021	105,535	32.42	44.95	3,487,857	—	0.90	1.10	6.37	6.57
2020	98,395	30.42	42.26	3,004,275	—	0.90	1.25	36.29	36.78
2019	122,538	22.24	30.97	2,770,966	—	0.90	1.25	29.49	29.98
American Century International Bond
2023	17,068	4.95	4.95	84,440	—	0.90	0.90	(3.13)	(3.13)
2022	2,938	5.11	5.11	15,000	—	0.90	0.90	(23.16)	(23.16)
2021	1,108	6.65	6.65	7,366	—	0.90	0.90	(10.86)	(10.86)
2020	1,279	7.46	7.46	9,533	0.02	0.90	0.90	5.22	5.22
2019	578	7.09	7.09	4,092	—	0.90	0.90	1.00	1.00
American Century International Growth
2023	455,661	10.20	14.99	4,759,532	—	0.90	1.25	7.45	7.82
2022	502,643	9.46	10.87	4,886,804	0.00	0.90	1.25	(28.30)	(28.06)
2021	499,873	13.15	15.16	6,732,003	0.00	0.90	1.25	3.62	4.03
2020	519,843	12.64	18.70	6,779,904	—	0.90	1.25	20.02	20.50
2019	540,817	10.49	15.55	5,886,255	—	0.90	1.25	22.76	23.12
American Century Select
2023	181,962	21.53	31.11	3,964,275	—	0.90	1.25	33.74	34.23
2022	172,754	16.04	19.80	2,779,225	—	0.90	1.25	(32.03)	(31.80)
2021	159,577	23.52	29.13	3,757,042	—	0.90	1.25	19.68	20.12
2020	174,537	19.58	28.48	3,432,438	—	0.90	1.25	28.04	28.48
2019	182,930	15.24	22.21	2,812,155	—	0.90	1.25	30.29	30.70

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Century Strategic Allocation: Aggressive
2023	89,629	14.68	15.19	1,361,279	0.02	0.90	1.10	10.46	10.63
2022	86,149	13.29	13.73	1,182,256	0.01	0.90	1.10	(19.06)	(18.90)
2021	75,097	16.42	16.93	1,270,485	0.01	0.90	1.10	10.13	10.37
2020	82,861	14.59	15.34	1,270,354	0.00	0.90	1.25	13.10	13.55
2019	92,201	12.90	13.51	1,245,561	1.42	0.90	1.25	18.78	19.24
American Century Strategic Allocation: Conservative
2023	58,585	10.89	11.27	660,468	0.02	0.90	1.10	5.73	5.92
2022	69,713	10.30	10.64	741,775	0.02	0.90	1.10	(16.60)	(16.42)
2021	76,437	12.35	12.73	972,891	0.01	0.90	1.10	4.75	4.95
2020	94,007	11.54	12.13	1,140,002	0.01	0.90	1.25	8.36	8.69
2019	96,671	10.65	11.16	1,078,014	1.34	0.90	1.25	10.82	11.27
American Century Strategic Allocation: Moderate
2023	283,594	12.92	13.38	3,789,128	0.02	0.90	1.10	8.30	8.60
2022	305,161	11.93	12.32	3,756,819	0.01	0.90	1.10	(18.34)	(18.19)
2021	347,089	14.61	15.06	5,222,406	0.01	0.90	1.10	7.66	7.88
2020	386,679	13.28	13.96	5,393,933	0.01	0.90	1.25	10.94	11.32
2019	407,250	11.97	12.54	5,100,344	1.35	0.90	1.25	15.43	15.90
American Century Ultra®
2023	21,517	36.12	36.12	775,460	—	0.90	0.90	37.50	37.50
2022	22,266	26.27	26.27	583,642	—	0.90	0.90	(35.18)	(35.18)
2021	23,555	40.53	40.53	952,836	—	0.90	0.90	18.20	18.20
2020	19,693	34.29	34.29	673,845	—	0.90	0.90	43.65	43.65
2019	22,011	23.87	23.87	524,427	—	0.90	0.90	29.17	29.17
American Century VP Disciplined Core Value
2023	9,828	14.96	20.82	186,819	0.01	0.25	1.45	3.74	4.78
2022	10,351	14.42	19.87	186,410	0.02	0.25	1.45	(16.45)	(15.63)
2021	10,320	17.26	23.55	221,400	0.01	0.25	1.45	17.98	19.42
2020	5,933	14.63	20.10	111,577	0.00	0.25	1.45	6.55	7.89
2019	37,238	13.73	18.63	676,722	1.86	0.25	1.45	18.36	19.81

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Century VP Inflation Protection
2023	115,055	7.45	7.58	872,055	0.02	0.25	1.45	(0.93)	—
2022	249,897	7.52	7.58	1,892,915	0.07	0.25	1.45	(16.63)	(15.87)
2021	95,161	9.01	9.02	856,906	0.03	0.25	1.45	1.58	2.97
2020	44,309	8.75	8.89	388,561	0.01	0.25	1.45	4.84	6.09
2019	33,574	8.26	8.47	278,630	2.37	0.25	1.45	4.05	5.41
American Century VP International
2023	5,260	11.80	11.80	62,065	0.01	0.25	0.25	8.86	8.86
2022	5,946	10.84	10.84	64,466	0.01	0.25	0.25	(27.30)	(27.30)
2021	5,782	14.91	14.91	86,180	0.00	0.25	0.25	5.15	5.15
2020	8,927	12.81	14.45	126,572	0.00	0.25	1.45	20.17	21.63
2019	9,216	10.66	11.88	107,571	0.74	0.25	1.45	22.53	24.01
American Century VP Mid Cap Value (c)
2023	234,756	15.47	21.06	4,492,608	0.02	0.25	1.45	1.50	2.68
2022	326,427	15.23	20.51	6,109,013	0.02	0.25	1.45	(5.46)	(4.56)
2021	296,933	16.11	21.49	5,845,403	0.01	0.25	1.45	17.68	19.12
2020	313,207	13.69	18.38	5,202,437	0.01	0.25	1.45	(3.32)	(2.18)
2019	369,493	14.16	18.79	6,311,721	1.96	0.25	1.45	23.34	24.93
American Century VP Ultra®
2023	541,321	35.03	39.71	21,354,934	—	0.75	1.35	37.16	38.03
2022	516,484	25.54	28.77	14,749,955	—	0.75	1.35	(35.31)	(34.94)
2021	539,659	39.48	44.22	23,653,619	—	0.75	1.35	17.75	18.46
2020	611,816	33.53	37.33	22,652,609	—	0.75	1.35	43.11	44.02
2019	642,653	23.43	25.92	16,511,751	—	0.75	1.35	28.74	29.54
American Century VP Value
2023	1,153,725	15.15	26.16	29,669,848	0.02	0.25	1.45	4.34	5.57
2022	1,133,634	14.50	19.76	28,012,549	0.02	0.25	1.45	(3.91)	(2.90)
2021	1,367,816	15.09	20.35	35,056,543	0.02	0.25	1.45	18.91	20.34
2020	1,390,418	12.69	21.54	29,771,253	0.02	0.25	1.45	(3.57)	(2.43)
2019	1,716,973	13.16	22.19	37,557,917	2.05	0.25	1.45	21.40	22.89

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Funds IS® Asset Allocation
2023	1,476,615	12.69	14.03	19,815,174	0.02	0.25	1.45	9.21	10.39
2022	1,599,046	11.62	12.71	19,531,050	0.01	0.25	1.45	(17.24)	(16.44)
2021	2,045,916	14.04	15.21	30,163,919	0.01	0.25	1.25	9.86	11.18
2020	1,850,336	12.78	13.85	24,611,418	0.02	0.25	1.45	7.21	8.54
2019	1,248,612	11.92	12.76	15,495,724	1.81	0.25	1.45	15.73	17.06
American Funds IS® Capital World Bond
2023	327,851	6.34	7.01	2,218,609	—	0.25	1.45	1.44	2.49
2022	355,230	6.25	6.84	2,355,477	0.00	0.25	1.45	(21.19)	(20.47)
2021	393,157	7.93	8.60	3,293,883	0.01	0.25	1.45	(9.37)	(8.12)
2020	991,838	8.75	9.48	9,095,196	0.01	0.25	1.45	4.92	6.04
2019	894,026	8.34	8.94	7,765,139	1.53	0.25	1.45	2.84	4.07
American Funds IS® Global Growth
2023	763,044	16.18	17.88	13,147,101	0.01	0.25	1.45	17.25	18.41
2022	764,598	13.80	15.10	11,181,371	0.00	0.25	1.45	(28.05)	(27.30)
2021	854,288	19.18	20.77	17,270,666	0.00	0.25	1.45	11.12	12.39
2020	786,401	17.26	18.71	14,210,435	0.00	0.25	1.45	24.44	25.99
2019	803,584	13.87	14.85	11,595,876	1.03	0.25	1.45	29.02	30.49
American Funds IS® Global Small Capitalization
2023	50,880	11.11	12.28	602,015	0.00	0.25	1.45	10.99	12.04
2022	44,218	10.01	10.96	464,923	—	0.25	1.45	(32.64)	(31.93)
2021	44,562	14.86	16.10	692,265	—	0.25	1.45	1.78	3.01
2020	13,903	14.60	15.82	205,015	0.00	0.25	1.45	23.73	25.26
2019	14,425	11.80	12.63	171,535	0.01	0.25	1.45	25.53	27.06
American Funds IS® Growth
2023	147,429	24.43	27.00	3,785,360	0.00	0.25	1.45	32.41	33.73
2022	145,693	18.45	20.19	2,755,323	0.00	0.25	1.45	(33.03)	(32.34)
2021	150,201	27.55	29.84	4,208,923	0.00	0.25	1.45	16.39	17.80
2020	137,685	23.67	25.65	3,292,726	0.00	0.25	1.45	45.13	46.82
2019	96,989	16.31	17.47	1,625,802	0.64	0.25	1.45	24.69	26.23

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
American Funds IS® Growth-Income
2023	1,516,996	17.64	19.50	28,485,449	0.01	0.25	1.45	20.57	21.80
2022	1,628,040	14.63	16.01	25,143,422	0.01	0.25	1.45	(20.14)	(19.35)
2021	1,771,693	18.32	19.85	34,085,570	0.01	0.25	1.45	18.42	19.87
2020	1,536,458	15.47	16.77	24,816,222	0.01	0.25	1.45	8.26	9.61
2019	1,375,944	14.29	15.30	20,436,381	1.62	0.25	1.45	20.39	21.82
American Funds IS® International
2023	696,324	8.84	9.77	6,577,194	0.01	0.25	1.45	10.78	11.91
2022	686,051	7.98	8.73	5,812,644	0.01	0.25	1.45	(24.29)	(23.56)
2021	559,252	10.54	11.42	6,226,898	0.02	0.25	1.45	(5.98)	(4.83)
2020	545,375	11.21	12.15	6,412,804	0.00	0.25	1.45	8.73	9.95
2019	651,260	10.31	11.05	6,992,243	1.32	0.25	1.45	17.29	18.82
American Funds IS® International Growth and Income
2023	59,732	8.54	9.44	551,196	0.03	0.25	1.45	10.77	11.98
2022	37,206	7.71	8.43	301,591	0.02	0.25	1.45	(19.01)	(18.23)
2021	43,679	9.52	10.31	436,509	0.04	0.25	1.45	0.53	1.68
2020	12,586	9.47	10.27	121,310	0.01	0.25	1.45	1.07	2.39
2019	17,526	9.37	10.03	169,426	2.12	0.25	1.45	17.13	18.56
American Funds IS® Mortgage
2023	5,265	7.18	7.93	41,800	0.03	0.25	1.45	(0.69)	0.13
2022	7,886	7.23	7.92	62,019	0.01	0.25	1.45	(13.93)	(12.97)
2021	32,111	8.40	9.10	291,786	0.00	0.25	1.45	(5.08)	(4.01)
2020	30,503	8.85	9.60	288,642	0.02	0.25	1.45	1.72	3.00
2019	4,451	8.70	9.32	40,694	3.38	0.25	1.45	0.23	1.41
American Funds IS® New World
2023	420,078	10.13	11.20	4,598,804	0.01	0.25	1.45	10.83	12.00
2022	386,722	9.14	10.00	3,782,521	0.01	0.25	1.45	(25.51)	(24.76)
2021	359,350	12.27	13.29	4,664,407	0.01	0.25	1.45	0.08	1.30
2020	246,178	12.26	13.29	3,159,342	0.00	0.25	1.45	17.88	19.30
2019	261,994	10.40	11.14	2,829,026	0.79	0.25	1.45	23.22	24.75

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
AMG River Road Mid Cap Value
2023	87,847	20.78	21.50	1,887,337	0.00	0.90	1.10	17.73	17.94
2022	90,510	17.65	18.23	1,648,248	0.01	0.90	1.10	(11.97)	(11.80)
2021	92,199	20.05	20.67	1,903,475	0.00	0.90	1.10	26.66	26.89
2020	102,231	15.49	16.29	1,662,918	0.00	0.90	1.25	(0.51)	(0.12)
2019	125,277	15.57	16.31	2,041,214	0.87	0.90	1.25	10.66	11.03
Ariel®
2023	123,016	21.45	24.58	2,661,698	0.00	0.90	1.10	11.17	11.37
2022	132,154	19.26	22.11	2,567,033	0.00	0.90	1.10	(22.07)	(21.90)
2021	164,903	24.66	28.37	4,101,007	0.00	0.90	1.10	25.14	25.37
2020	180,815	16.01	22.67	3,582,278	0.00	0.90	1.25	5.40	5.75
2019	187,453	15.19	21.47	3,511,286	0.72	0.90	1.25	19.51	19.92
Baron Asset
2023	33,186	22.13	22.13	734,175	—	0.90	0.90	12.56	12.56
2022	33,003	19.66	19.66	648,587	—	0.90	0.90	(28.85)	(28.85)
2021	32,630	27.63	27.63	901,436	—	0.90	0.90	9.56	9.56
2020	35,119	25.22	25.22	885,472	—	0.90	0.90	27.89	27.89
2019	37,749	19.72	19.72	744,236	—	0.90	0.90	32.35	32.35
BlackRock Advantage Large Cap Core V.I.
2023	22,518	19.96	25.31	532,320	0.00	0.25	1.45	19.74	20.93
2022	30,635	16.67	20.93	612,174	0.01	0.25	1.45	(23.46)	(22.71)
2021	14,715	21.78	27.08	363,352	0.00	0.25	1.45	22.50	23.99
2020	8,899	17.78	22.26	172,053	0.01	0.25	1.45	14.27	15.70
2019	14,601	15.56	19.24	258,300	1.58	0.25	1.45	22.91	24.45
BlackRock Advantage Small Cap Growth
2023	9,084	18.11	18.11	164,564	0.00	0.90	0.90	13.90	13.90
2022	8,814	15.90	15.90	140,122	0.01	0.90	0.90	(28.02)	(28.02)
2021	6,570	22.09	22.09	145,120	—	0.90	0.90	(0.63)	(0.63)
2020	11,071	22.23	22.23	246,109	—	0.90	0.90	28.05	28.05
2019	9,331	17.36	17.36	162,046	0.32	0.90	0.90	28.31	28.31

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
BlackRock Basic Value V.I.
2023	13,414	14.24	18.87	237,876	0.02	0.25	1.45	11.42	12.52
2022	13,067	12.78	16.77	206,342	0.01	0.25	1.45	(9.04)	(8.16)
2021	12,184	14.05	18.26	209,343	0.01	0.25	1.45	16.02	17.43
2020	10,437	12.11	15.84	151,801	0.02	0.25	1.45	(1.38)	(0.19)
2019	13,362	12.28	15.87	187,883	2.24	0.25	1.45	18.19	19.59
BlackRock Capital Appreciation V.I.
2023	23,250	24.08	27.87	643,152	—	0.25	1.45	42.49	43.88
2022	16,569	16.90	19.37	317,934	—	0.25	1.45	(40.39)	(39.79)
2021	5,903	28.35	32.17	185,349	—	0.25	1.45	15.62	17.02
2020	9,391	24.52	28.01	258,055	—	0.25	1.45	35.32	36.97
2019	3,594	18.12	20.45	72,215	—	0.25	1.45	25.83	27.33
BlackRock Equity Dividend
2023	30,733	18.73	18.73	575,512	0.02	0.90	0.90	8.08	8.08
2022	30,528	17.33	17.33	528,951	0.01	0.90	0.90	(7.87)	(7.87)
2021	45,358	18.81	18.81	852,805	0.01	0.90	0.90	15.47	15.47
2020	47,174	16.29	16.29	768,020	0.02	0.90	0.90	(0.31)	(0.31)
2019	38,722	16.34	16.34	632,635	1.89	0.90	0.90	22.40	22.40
BlackRock Equity Dividend V.I.
2023	674,400	15.78	20.38	10,826,540	0.02	0.25	1.45	7.35	8.40
2022	646,850	14.70	18.80	9,591,537	0.01	0.25	1.45	(8.13)	(7.16)
2021	588,523	16.00	20.25	9,428,956	0.01	0.25	1.45	15.11	16.51
2020	535,564	13.67	17.71	7,376,401	0.02	0.25	1.45	(1.00)	0.23
2019	492,100	13.70	17.67	6,862,951	1.86	0.25	1.45	21.88	23.39
BlackRock Global Allocation
2023	9,674	11.62	11.62	112,250	0.01	0.90	0.90	8.09	8.09
2022	15,853	10.75	10.75	170,348	—	0.90	0.90	(19.23)	(19.23)
2021	5,656	13.31	13.31	75,183	0.01	0.90	0.90	2.31	2.31
2020	6,575	13.01	13.01	85,391	0.00	0.90	0.90	16.16	16.16
2019	29,617	11.20	11.20	331,577	1.16	0.90	0.90	12.79	12.79

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
BlackRock Global Allocation V.I.
2023	223,807	10.51	11.89	2,425,056	0.02	0.25	1.45	7.79	8.88
2022	252,052	9.75	10.92	2,519,566	—	0.25	1.45	(19.55)	(18.75)
2021	247,070	12.12	13.44	3,049,772	0.01	0.25	1.45	1.76	2.99
2020	271,763	11.91	13.29	3,274,665	0.01	0.25	1.45	15.41	16.78
2019	216,891	10.32	11.38	2,251,522	1.33	0.25	1.45	12.66	14.03
BlackRock High Yield V.I.
2023	763,837	10.03	11.37	7,787,111	0.09	0.25	1.45	8.20	9.33
2022	625,237	9.27	10.40	5,886,223	0.05	0.25	1.45	(14.25)	(13.41)
2021	819,815	10.81	12.01	8,946,433	0.04	0.25	1.45	0.65	1.87
2020	572,723	10.71	11.97	6,171,324	0.06	0.25	1.45	2.38	3.55
2019	892,614	10.39	11.56	9,320,004	7.13	0.25	1.45	9.84	11.26
BlackRock International Dividend
2023	18,571	11.69	11.69	217,067	0.02	0.90	0.90	11.02	11.02
2022	8,892	10.53	10.53	93,725	0.01	0.90	0.90	(13.76)	(13.76)
2021	11,733	12.21	12.21	143,320	0.02	0.90	0.90	8.82	8.82
2020	7,973	11.22	11.22	89,482	0.01	0.90	0.90	4.66	4.66
2019	34,823	10.72	10.72	373,899	2.36	0.90	0.90	18.72	18.72
BlackRock Large Cap Focus Growth V.I.
2023	47,453	25.69	32.39	1,288,462	—	0.25	1.45	46.13	47.63
2022	5,808	17.58	21.94	127,478	—	0.25	1.45	(40.81)	(40.22)
2021	7,384	29.70	36.70	242,659	—	0.25	1.25	12.63	14.01
2020	6,305	26.37	32.80	179,994	—	0.25	1.45	37.20	38.81
2019	6,873	19.22	23.63	155,801	—	0.25	1.45	26.53	28.15
BNY Mellon Appreciation
2023	365,056	20.14	25.74	7,488,396	0.01	0.90	1.25	16.36	16.75
2022	372,230	17.25	19.38	6,527,252	0.01	0.90	1.25	(21.35)	(21.05)
2021	410,865	21.85	24.64	9,081,142	0.00	0.90	1.25	21.74	22.20
2020	424,212	17.88	23.00	7,751,142	0.01	0.90	1.25	18.78	19.27
2019	394,396	15.00	19.33	5,996,871	1.01	0.90	1.25	29.58	29.98

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
BNY Mellon Dynamic Value
2023	190,680	23.40	35.17	5,058,753	0.01	0.90	1.25	7.88	8.27
2022	197,081	21.69	24.18	4,811,360	0.01	0.90	1.25	(1.50)	(1.14)
2021	165,768	22.02	24.46	4,144,289	0.01	0.90	1.25	27.80	28.26
2020	173,747	17.23	25.77	3,354,168	0.01	0.90	1.25	(0.69)	(0.31)
2019	189,241	17.35	25.91	3,663,712	1.48	0.90	1.25	21.50	21.85
BNY Mellon IP MidCap Stock
2023	152,525	13.67	13.67	2,081,551	0.01	0.75	0.75	13.63	13.63
2022	239,506	12.03	12.03	2,877,526	0.00	0.75	0.75	(17.38)	(17.38)
2021	394,756	14.56	14.56	5,744,015	0.00	0.75	0.75	20.93	20.93
2020	316,378	12.04	12.04	3,805,893	0.01	0.75	0.75	3.88	3.88
2019	322,409	11.59	11.59	3,735,298	0.50	0.75	0.75	15.44	15.44
BNY Mellon IP Small Cap Stock Index
2023	530,603	15.40	21.74	8,690,493	0.01	0.25	1.45	10.61	11.72
2022	503,837	14.04	19.17	7,350,166	0.01	0.25	1.45	(20.09)	(19.28)
2021	500,013	17.57	24.12	8,890,587	0.01	0.25	1.45	20.67	22.13
2020	452,522	14.20	19.75	6,608,653	0.01	0.25	1.45	5.74	7.05
2019	514,832	13.33	18.45	6,973,243	0.80	0.25	1.45	16.89	18.35
BNY Mellon IP Technology Growth
2023	476,885	25.31	34.84	16,376,270	—	0.25	1.45	52.24	53.95
2022	442,447	16.61	20.37	9,930,805	—	0.25	1.45	(48.72)	(48.22)
2021	477,385	32.39	39.34	20,742,158	—	0.25	1.45	7.72	9.04
2020	471,784	30.07	40.69	18,700,260	0.00	0.25	1.45	62.19	64.16
2019	536,111	18.54	24.91	13,061,536	—	0.25	1.45	20.08	21.50
BNY Mellon Opportunistic Midcap Value
2023	104,647	22.24	36.94	2,471,817	0.01	0.90	1.25	7.65	8.06
2022	102,963	20.66	21.70	2,246,672	0.00	0.90	1.25	(11.82)	(11.50)
2021	109,159	23.43	24.52	2,684,051	0.00	0.90	1.25	10.94	11.30
2020	118,604	21.12	34.92	2,618,842	0.00	0.90	1.25	13.85	14.26
2019	131,572	18.55	30.62	2,542,887	0.27	0.90	1.25	22.20	22.65

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
BNY Mellon Stock Index
2023	6,909	20.62	27.33	176,616	0.01	0.25	1.45	20.37	21.63
2022	1,820	22.47	22.47	41,024	0.02	0.25	0.25	(21.13)	(21.13)
2021	1,954	21.93	28.49	55,819	0.00	0.25	1.45	22.51	24.03
2020	7,135	17.90	23.32	162,959	0.01	0.25	1.45	12.58	13.92
2019	11,985	15.90	20.47	231,415	1.53	0.25	1.45	25.10	26.67
BNY Mellon VIF Appreciation
2023	330,534	18.96	23.59	6,299,803	0.00	0.25	1.45	15.69	16.84
2022	314,001	16.51	20.19	5,138,973	0.00	0.25	1.45	(21.64)	(20.85)
2021	337,319	20.71	25.51	7,006,865	0.00	0.25	0.75	22.11	22.70
2020	313,594	16.96	21.11	5,328,880	0.01	0.25	1.45	17.99	19.40
2019	72,058	14.28	17.68	1,028,287	0.86	0.25	1.45	29.89	31.45
Calamos® Growth
2023	367,532	23.07	28.38	8,560,614	—	0.90	1.10	32.06	32.36
2022	404,966	17.43	21.49	7,124,514	—	0.90	1.10	(35.98)	(35.90)
2021	416,324	27.19	33.57	11,409,195	—	0.90	1.10	18.29	18.58
2020	447,975	19.85	28.38	10,348,347	—	0.90	1.25	27.33	27.81
2019	507,893	15.59	22.25	9,176,159	—	0.90	1.25	25.62	26.07
Calamos® Growth and Income
2023	410,238	18.02	24.60	9,249,045	0.01	0.90	1.10	15.49	15.74
2022	423,807	19.82	21.30	8,246,271	0.01	0.90	1.10	(21.75)	(21.60)
2021	438,519	25.28	27.22	10,893,442	0.00	0.90	1.10	16.23	16.50
2020	409,322	17.05	23.42	8,674,810	0.01	0.90	1.25	17.31	17.74
2019	441,404	14.49	19.93	7,978,377	1.32	0.90	1.25	20.74	21.15
Calamos® High Income Opportunities
2023	30,771	10.26	10.90	335,061	0.05	0.90	1.25	7.55	8.03
2022	48,125	9.54	10.09	483,272	0.06	0.90	1.25	(14.05)	(13.83)
2021	35,842	11.10	11.71	419,033	0.05	0.90	1.25	2.02	2.36
2020	39,242	10.88	11.44	448,211	0.05	0.90	1.25	0.37	0.79
2019	39,792	10.84	11.35	450,910	6.01	0.90	1.25	9.49	9.87

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
ClearBridge Small Cap Growth
2023	1,049	19.49	19.49	20,439	—	0.90	0.90	4.50	4.50
2022	1,018	18.65	18.65	18,987	—	0.90	0.90	(31.53)	(31.53)
2021	989	27.24	27.24	26,919	—	0.90	0.90	7.63	7.63
2020	960	25.31	25.31	24,278	—	0.90	0.90	37.93	37.93
2019	931	18.35	18.35	17,080	—	0.90	0.90	20.49	20.49
ClearBridge Variable Aggressive Growth
2023	292,183	16.07	18.14	5,257,229	0.00	0.75	1.35	18.86	19.58
2022	314,374	13.52	15.17	4,744,827	—	0.75	1.35	(29.73)	(29.24)
2021	350,392	19.24	21.44	7,481,961	0.00	0.75	1.35	5.37	5.98
2020	539,789	18.26	20.23	10,635,452	0.00	0.75	1.35	12.72	13.33
2019	800,538	16.20	17.85	14,213,298	0.74	0.75	1.35	19.38	20.20
ClearBridge Variable Small Cap Growth
2023	279,473	20.55	23.33	6,346,937	—	0.75	1.35	3.79	4.43
2022	312,778	19.80	22.34	6,764,918	—	0.75	1.35	(31.87)	(31.47)
2021	322,798	29.06	32.60	10,174,791	—	0.75	1.35	7.79	8.49
2020	362,282	26.96	30.05	10,545,530	—	0.75	1.35	37.13	37.97
2019	339,779	19.66	21.78	7,223,355	—	0.75	1.35	21.51	22.22
Delaware Ivy Asset Strategy
2023	20,450	11.79	11.79	240,995	0.03	0.90	0.90	11.23	11.23
2022	24,452	10.60	10.60	259,158	0.01	0.90	0.90	(16.73)	(16.73)
2021	20,361	12.73	12.73	259,238	0.02	0.90	0.90	9.46	9.46
2020	20,370	11.63	11.63	236,970	0.02	0.90	0.90	9.10	9.10
2019	24,462	10.66	10.66	260,847	2.12	0.90	0.90	17.01	17.01
Delaware Ivy VIP Asset Strategy
2023	121,736	10.12	12.02	1,237,210	0.02	0.25	1.45	9.18	10.28
2022	117,821	9.37	10.90	1,092,457	0.02	0.25	1.45	(18.24)	(17.49)
2021	104,510	11.46	13.21	1,182,345	0.02	0.25	1.45	5.62	6.96
2020	104,722	10.56	12.59	1,114,353	0.02	0.25	1.45	8.94	10.25
2019	69,502	9.63	11.42	677,775	2.38	0.25	1.45	16.49	17.85

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Delaware Ivy VIP Balanced
2023	7,227	16.21	16.21	117,064	0.01	0.25	0.25	12.34	12.34
2022	5,851	14.43	14.43	84,357	0.01	0.25	0.25	(18.75)	(18.75)
2021	5,690	14.29	17.76	100,948	0.01	0.25	1.45	10.95	12.26
2020	9,653	12.88	16.12	140,504	0.01	0.25	1.45	9.06	10.49
2019	5,373	11.81	14.59	76,977	1.74	0.25	1.45	16.82	18.14
Delaware Ivy VIP Core Equity
2023	8,196	26.18	26.18	214,639	0.00	0.25	0.25	19.60	19.60
2022	5,914	21.89	21.89	129,455	0.00	0.25	0.25	(19.96)	(19.96)
2021	139	27.35	27.35	3,796	0.00	0.25	0.25	24.83	24.83
2020	6,705	16.96	22.33	146,652	0.00	0.25	1.45	16.16	17.65
2019	6,555	14.60	18.98	122,065	0.57	0.25	1.45	25.43	26.87
Delaware Ivy VIP Energy
2023	20,898	5.28	5.39	110,623	0.03	0.25	1.45	(0.37)	0.76
2022	22,740	5.24	5.41	119,733	0.03	0.25	1.45	44.27	45.56
2021	41,977	3.60	3.75	154,385	0.01	0.25	1.45	35.87	37.40
2020	27,016	2.62	2.76	71,558	0.01	0.25	1.45	(39.61)	(38.76)
2019	27,490	4.29	4.57	119,752	—	0.25	1.45	(1.08)	0.23
Delaware Ivy VIP Global Growth
2023	125	16.98	16.98	2,118	0.00	0.25	0.25	16.14	16.14
2022	133	14.62	14.62	1,940	—	0.25	0.25	(20.20)	(20.20)
2021	53,056	18.32	18.32	971,589	0.00	0.25	0.25	14.14	14.14
2020	51,490	14.50	16.36	826,409	0.00	0.25	1.45	15.35	16.69
2019	49,958	12.57	14.02	687,909	0.34	0.25	1.45	20.40	21.91
Delaware Ivy VIP Growth
2023	6,843	35.96	35.96	245,916	—	0.25	0.25	33.53	33.53
2022	4,115	26.93	26.93	110,731	—	0.25	0.25	(29.50)	(29.50)
2021	5,553	38.20	38.20	211,983	—	0.25	0.25	25.86	25.86
2020	6,359	24.24	30.93	192,910	—	0.25	1.45	24.82	26.35
2019	9,477	19.42	24.48	227,842	—	0.25	1.45	30.69	32.25

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Delaware Ivy VIP High Income
2023	42,123	9.51	12.54	430,670	0.06	0.25	1.45	7.09	8.20
2022	44,964	8.88	11.59	435,696	0.06	0.25	1.45	(14.62)	(13.83)
2021	50,957	10.40	13.20	586,206	0.06	0.25	1.45	1.46	2.72
2020	48,086	10.25	13.10	536,206	0.24	0.25	1.45	1.38	2.66
2019	60,810	10.11	12.76	628,258	6.41	0.25	1.45	6.31	7.59
Delaware Ivy VIP International Core Equity
2023	29,121	10.67	11.18	325,050	0.02	0.25	1.45	10.80	11.91
2022	28,923	9.63	9.99	287,878	0.02	0.25	1.45	(17.90)	(17.03)
2021	41,957	11.73	12.04	501,820	0.01	0.25	1.45	9.22	10.46
2020	43,677	10.74	11.10	474,233	0.02	0.25	1.45	2.48	3.74
2019	50,997	10.48	10.70	535,978	1.60	0.25	1.45	13.54	14.93
Delaware Ivy VIP Limited-Term Bond
2023	1,775	7.90	7.90	14,080	0.02	0.25	0.25	1.54	1.54
2022	1,843	7.78	7.78	14,401	0.02	0.25	0.25	(7.38)	(7.38)
2021	8,539	8.40	8.40	71,787	0.03	0.25	0.25	(3.67)	(3.67)
2020	—	8.29	8.89	—	—	0.25	1.45	(0.48)	0.79
2019	—	8.33	8.82	—	—	0.25	1.45	(0.24)	0.92
Delaware Ivy VIP Mid Cap Growth
2023	10,862	19.05	23.60	235,184	—	0.25	1.45	14.69	15.80
2022	9,076	16.61	20.38	170,059	—	0.25	1.45	(33.67)	(32.98)
2021	10,196	25.04	30.41	288,961	—	0.25	1.45	11.29	12.63
2020	9,519	22.50	27.51	237,252	—	0.25	1.45	42.50	44.26
2019	3,290	15.79	19.07	58,646	—	0.25	1.45	31.91	33.54
Delaware Ivy VIP Natural Resources
2023	34,715	5.84	6.46	224,016	0.04	0.25	1.45	(2.67)	(1.67)
2022	34,612	6.00	6.57	227,293	0.02	0.25	1.45	12.78	14.06
2021	32,967	5.32	5.76	189,760	0.02	0.25	1.45	21.18	22.55
2020	28,462	4.39	4.76	133,854	0.04	0.25	1.45	(15.74)	(14.70)
2019	—	5.21	5.58	—	—	0.25	1.45	4.62	5.88

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Delaware Ivy VIP Science And Technology
2023	8,504	21.66	30.85	216,307	—	0.25	1.45	33.29	34.60
2022	9,176	16.25	22.92	169,780	—	0.25	1.45	(34.66)	(33.99)
2021	9,455	24.87	34.72	272,333	—	0.25	1.45	10.14	11.46
2020	16,740	22.58	31.74	407,203	—	0.25	1.45	29.47	31.05
2019	22,009	17.44	24.22	392,869	—	0.25	1.45	42.95	44.68
Delaware Ivy VIP Small Cap Growth
2023	19,962	13.54	14.59	286,395	—	0.25	1.45	8.41	9.45
2022	13,599	12.49	13.33	177,570	—	0.25	1.45	(29.83)	(29.10)
2021	13,273	17.80	18.80	245,229	0.01	0.25	1.45	(0.50)	0.64
2020	9,802	17.89	19.03	179,411	—	0.25	1.45	31.64	33.26
2019	12,381	13.59	14.28	170,461	—	0.25	1.45	17.97	19.40
Delaware Ivy VIP Smid Cap Core
2023	9,872	14.45	17.74	165,600	0.00	0.25	1.45	10.81	11.99
2022	9,504	13.04	15.84	142,672	—	0.25	1.45	(18.30)	(17.54)
2021	13,282	15.96	19.21	246,246	—	0.25	1.45	15.48	16.92
2020	17,230	13.82	16.74	276,134	—	0.25	1.45	2.37	3.59
2019	19,489	13.50	16.16	302,799	—	0.25	1.45	18.94	20.42
Delaware Ivy VIP Value
2023	7,790	19.52	19.52	152,081	0.01	0.25	0.25	4.89	4.89
2022	8,132	18.61	18.61	151,351	0.02	0.25	0.25	(8.01)	(8.01)
2021	11,159	15.83	20.23	225,783	0.02	0.25	1.45	25.44	26.99
2020	12,915	12.62	16.23	205,768	0.02	0.25	1.45	(2.47)	(1.28)
2019	14,444	12.94	16.44	233,464	0.83	0.25	1.45	20.82	22.23
Delaware VIP Global Equity (a)
2023	8,681	14.90	14.90	129,359	0.02	0.25	0.25	10.45	10.45
2022	9,181	13.49	13.49	123,863	0.04	0.25	0.25	(14.13)	(14.13)
2021	9,644	15.71	15.71	151,520	0.01	0.25	0.25	13.18	13.18
2020	2,506	11.90	14.14	34,782	0.02	0.25	1.45	(1.41)	(0.14)
2019	2,433	12.07	14.16	33,874	2.81	0.25	1.45	17.87	19.19

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Delaware VIP Real Estate Securities
2023	3,862	11.85	15.40	50,272	0.02	0.25	1.45	4.96	5.99
2022	3,766	11.29	14.53	46,550	0.01	0.25	1.45	(28.00)	(27.28)
2021	3,188	15.68	19.98	53,190	0.01	0.25	1.45	37.42	39.14
2020	4,665	11.41	14.64	55,409	0.02	0.25	1.45	(7.39)	(6.21)
2019	4,581	12.32	15.61	58,745	1.64	0.25	1.45	19.03	20.45
Dimensional VA Equity Allocation
2023	121,187	13.51	13.51	1,638,517	0.03	0.25	0.25	16.27	16.27
2022	45,580	11.62	11.62	529,647	0.02	0.25	0.25	(16.40)	(16.40)
2021	41,859	13.90	13.90	582,038	0.03	0.25	0.25	20.35	20.35
2020	22,472	11.27	11.58	259,678	0.01	0.25	1.85	6.82	8.53
2019	34,023	10.55	10.67	362,481	3.42	0.25	1.85	5.50	6.70
Dimensional VA Global Bond Portfolio
2023	265,559	6.88	7.61	2,019,594	0.04	0.25	1.85	0.29	1.74
2022	244,894	6.86	7.48	1,831,415	0.02	0.25	1.85	(10.56)	(9.33)
2021	113,581	7.67	8.25	936,204	0.01	0.25	1.85	(5.77)	(4.29)
2020	40,574	8.14	8.75	348,673	0.00	0.25	1.85	(3.33)	(1.80)
2019	91,980	8.42	8.91	807,180	3.75	0.25	1.85	(0.82)	0.79
Dimensional VA Global Moderate Allocation
2023	51,897	11.89	11.89	617,121	0.03	0.25	0.25	11.02	11.02
2022	54,905	10.71	10.71	587,909	0.02	0.25	0.25	(13.77)	(13.77)
2021	33,270	12.42	12.42	413,498	0.03	0.25	0.25	10.50	10.50
2020	—	10.97	11.27	—	—	0.25	1.85	5.99	7.74
2019	—	10.35	10.46	—	—	0.25	1.85	3.50	4.60
Dimensional VA International Small Portfolio
2023	200,621	11.32	13.91	2,740,671	0.03	0.25	1.85	8.95	10.48
2022	170,254	10.39	12.59	2,101,310	0.03	0.25	1.85	(21.35)	(20.32)
2021	132,844	13.21	15.80	2,049,035	0.04	0.25	1.65	9.08	10.96
2020	49,975	12.11	14.46	665,782	0.02	0.25	1.85	4.22	5.86
2019	63,059	11.62	13.66	796,000	2.78	0.25	1.85	18.09	19.93

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Dimensional VA International Value Portfolio
2023	303,937	10.35	12.47	3,759,891	0.06	0.25	1.85	12.50	14.09
2022	208,890	9.20	10.93	2,256,773	0.05	0.25	1.85	(7.82)	(6.58)
2021	107,165	9.98	11.70	1,231,337	0.05	0.25	1.65	12.51	14.37
2020	53,842	8.87	10.39	536,046	0.01	0.25	1.85	(6.43)	(4.94)
2019	91,933	9.48	10.93	976,840	3.43	0.25	1.85	10.36	12.22
Dimensional VA Short-Term Fixed Portfolio
2023	645,305	6.70	7.48	4,807,316	0.05	0.25	1.85	0.15	1.63
2022	385,273	6.69	7.36	2,820,228	0.02	0.25	1.85	(5.64)	(4.29)
2021	162,616	7.09	7.69	1,247,891	0.00	0.25	1.85	(4.83)	(3.39)
2020	46,315	7.45	8.08	366,704	0.00	0.25	1.85	(4.24)	(2.65)
2019	89,370	7.78	8.30	730,129	1.32	0.25	1.85	(2.38)	(0.72)
Dimensional VA U.S. Large Value Portfolio
2023	315,423	14.91	21.36	6,454,232	0.02	0.25	1.85	5.82	7.40
2022	262,948	14.09	19.59	4,979,240	0.02	0.25	1.85	(9.16)	(7.90)
2021	188,530	15.51	21.60	3,842,822	0.02	0.25	1.65	20.98	23.01
2020	155,317	12.82	17.56	2,534,036	0.02	0.25	1.85	(6.08)	(4.57)
2019	178,873	13.65	18.40	3,062,371	2.13	0.25	1.85	19.84	21.69
Dimensional VA U.S. Targeted Value Portfolio
2023	168,557	16.38	23.51	3,758,695	0.02	0.25	1.85	14.55	16.21
2022	170,859	14.30	20.23	3,117,552	0.01	0.25	1.85	(8.51)	(7.29)
2021	121,156	15.63	21.82	2,491,539	0.02	0.25	1.65	33.02	35.28
2020	89,465	11.75	16.38	1,317,411	0.02	0.25	1.85	(0.93)	0.61
2019	83,689	11.86	16.28	1,186,056	1.50	0.25	1.85	16.73	18.66
DWS Capital Growth VIP
2023	1,552	31.81	31.81	49,387	—	0.25	0.25	33.77	33.77
2022	1,510	23.78	23.78	35,904	—	0.25	0.25	(33.09)	(33.09)
2021	1,838	35.54	35.54	65,306	—	0.25	0.25	18.51	18.51
2020	1,796	24.64	30.55	53,821	0.00	0.25	1.45	32.69	34.23
2019	3,272	18.57	22.76	67,421	0.12	0.25	1.45	30.77	32.40

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
DWS Core Equity VIP
2023	5,276	20.77	20.77	109,726	0.01	1.25	1.45	19.99	19.99
2022	5,131	17.31	17.31	88,944	0.00	1.45	1.45	(19.23)	(19.23)
2021	4,990	21.43	21.43	107,084	0.00	1.45	1.45	19.52	19.52
2020	4,844	17.93	23.21	86,972	0.01	0.25	1.45	10.61	11.96
2019	6,997	16.21	20.73	123,138	1.00	0.25	1.45	24.21	25.79
DWS CROCI® U.S. VIP
2023	647	13.87	13.87	8,979	0.01	0.25	0.25	16.55	16.55
2022	753	11.90	11.90	8,965	0.01	0.25	0.25	(18.38)	(18.38)
2021	775	14.58	14.58	11,295	0.02	0.25	0.25	22.21	22.21
2020	935	9.69	12.15	11,152	0.02	0.25	1.45	(16.25)	(15.27)
2019	1,118	11.57	14.34	15,741	—	0.25	1.45	26.73	28.26
DWS Global Small Cap VIP
2023	9,290	10.23	12.43	111,274	0.01	0.25	1.45	19.09	20.21
2022	8,728	8.59	10.34	86,990	0.00	0.25	1.45	(27.39)	(26.67)
2021	3,922	11.83	14.10	51,153	0.00	0.25	1.45	9.64	11.02
2020	3,809	10.79	12.94	44,993	0.01	0.25	1.45	11.81	13.21
2019	3,700	9.65	11.43	38,851	—	0.25	1.45	15.85	17.23
DWS High Income VIP
2023	11,168	9.42	10.67	114,872	0.07	0.25	1.45	6.44	7.45
2022	22,199	8.85	9.93	216,726	0.05	0.25	1.45	(13.15)	(12.28)
2021	27,657	10.19	11.32	308,514	0.00	0.25	1.45	(0.78)	0.53
2020	998	10.27	11.44	11,245	0.05	0.25	1.45	1.18	2.42
2019	970	10.15	11.17	10,680	—	0.25	1.45	10.33	11.70
DWS International Growth VIP
2023	770	11.32	11.32	8,750	0.01	0.25	0.25	12.08	12.08
2022	903	10.10	10.10	9,144	0.01	0.25	0.25	(31.01)	(31.01)
2021	929	14.64	14.64	13,625	0.00	0.25	0.25	4.42	4.42
2020	1,121	13.54	14.28	15,739	0.01	0.25	1.45	16.93	18.31
2019	1,340	11.58	12.07	15,908	—	0.25	1.45	25.19	26.65

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
DWS Small Mid Cap Value VIP
2023	4,806	11.67	14.06	65,745	0.01	0.25	1.45	9.89	10.97
2022	2,591	10.62	12.67	31,336	0.00	0.25	1.45	(19.67)	(18.83)
2021	2,314	13.22	15.61	35,007	0.00	0.25	1.45	24.37	25.89
2020	1,027	10.63	12.63	10,905	0.01	0.25	1.45	(5.43)	(4.32)
2019	996	11.24	13.20	11,189	0.37	0.25	1.45	15.76	17.13
Eaton Vance VT Floating-Rate Income
2023	456,341	8.90	9.84	4,120,991	0.07	0.25	1.45	6.59	7.66
2022	451,099	8.35	9.14	3,824,315	0.04	0.25	1.45	(6.81)	(5.87)
2021	489,492	8.96	9.71	4,421,594	0.03	0.25	1.45	(0.88)	0.31
2020	212,622	9.04	9.80	1,939,202	0.02	0.25	1.45	(2.48)	(1.31)
2019	446,508	9.27	9.93	4,165,459	4.54	0.25	1.45	2.43	3.65
Federated Hermes Corporate Bond
2023	520,526	9.91	10.53	5,473,275	0.04	0.90	1.25	3.34	3.74
2022	617,278	9.59	10.15	6,264,892	0.03	0.90	1.25	(18.24)	(17.95)
2021	597,778	11.73	12.37	7,386,684	0.03	0.90	1.25	(4.17)	(3.81)
2020	632,999	12.24	12.86	8,140,764	0.04	0.90	1.25	4.26	4.64
2019	554,476	11.74	12.29	6,808,461	4.06	0.90	1.25	9.11	9.44
Federated Hermes Fund for U.S. Government Securities II
2023	302,591	6.62	7.96	2,068,699	0.03	0.25	1.45	(0.30)	0.89
2022	323,666	6.64	7.89	2,219,013	0.02	0.25	1.45	(16.37)	(15.43)
2021	339,818	7.94	9.33	2,820,811	0.02	0.25	1.45	(6.37)	(5.09)
2020	669,476	8.48	10.11	5,826,857	0.03	0.25	1.45	0.57	1.92
2019	461,767	8.42	9.92	3,945,177	2.73	0.25	1.45	1.20	2.48
Federated Hermes High Income Bond II
2023	271,467	9.55	14.13	3,821,358	0.06	0.25	1.45	7.70	8.87
2022	283,388	8.86	12.74	3,702,320	0.05	0.25	1.45	(15.54)	(14.73)
2021	333,997	10.49	14.94	5,172,672	0.05	0.25	1.45	(0.10)	1.08
2020	392,381	10.50	15.56	6,079,125	0.03	0.25	1.45	0.86	2.15
2019	1,150,139	10.41	15.41	13,777,611	3.68	0.25	1.45	9.12	10.48

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® Advisor Dividend Growth
2023	142,215	15.38	19.76	2,201,195	0.01	0.90	1.10	12.34	12.59
2022	149,018	13.66	17.59	2,039,936	0.01	0.90	1.10	(15.88)	(15.73)
2021	159,930	16.21	20.91	2,602,050	0.00	0.90	1.10	22.28	22.52
2020	167,664	13.23	17.10	2,226,007	0.01	0.90	1.25	(2.76)	(2.43)
2019	183,702	13.56	17.56	2,497,408	1.30	0.90	1.25	22.60	23.05
Fidelity® Advisor International Capital Appreciation (c)
2023	16,560	16.16	19.76	268,307	—	0.90	1.10	21.90	22.15
2022	17,725	13.23	16.21	234,989	—	0.90	1.10	(29.86)	(29.70)
2021	19,982	18.82	23.11	376,781	—	0.90	1.10	7.19	7.42
2020	23,434	17.52	21.56	412,836	—	0.90	1.10	16.73	16.96
2019	25,124	14.98	18.47	378,305	0.20	0.90	1.10	26.77	27.06
Fidelity® Advisor Leveraged Company Stock
2023	3,632	19.97	19.97	72,666	0.00	0.90	0.90	20.74	20.74
2022	3,975	16.54	16.54	65,874	0.00	0.90	0.90	(26.52)	(26.52)
2021	3,606	22.51	22.51	81,307	0.00	0.90	0.90	20.05	20.05
2020	3,628	18.75	18.75	68,163	—	0.90	0.90	23.68	23.68
2019	3,676	15.16	15.16	55,839	—	0.90	0.90	24.16	24.16
Fidelity® Advisor New Insights
2023	11,576	23.40	23.40	271,064	0.00	0.90	0.90	30.43	30.43
2022	10,808	17.94	17.94	194,048	0.00	0.90	0.90	(30.41)	(30.41)
2021	13,541	25.78	25.78	349,204	—	0.90	0.90	19.24	19.24
2020	14,423	21.62	21.62	311,905	—	0.90	0.90	18.60	18.60
2019	117,915	18.23	18.23	2,149,209	—	0.90	0.90	23.93	23.93
Fidelity® Advisor Real Estate
2023	97,942	8.71	20.84	1,280,465	0.02	0.90	1.25	5.96	6.38
2022	103,699	8.22	8.70	1,264,915	0.01	0.90	1.25	(31.21)	(30.95)
2021	129,534	11.95	28.39	2,150,541	0.01	0.90	1.25	32.48	32.91
2020	143,676	9.02	21.36	1,816,554	0.01	0.90	1.25	(10.96)	(10.65)
2019	142,736	10.13	23.91	2,001,510	1.63	0.90	1.25	17.38	17.78

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® Advisor Stock Selector Mid Cap
2023	111,373	20.08	26.93	2,237,593	0.00	0.90	1.10	11.88	12.12
2022	126,959	17.91	24.07	2,274,317	0.00	0.90	1.10	(17.74)	(17.58)
2021	133,502	21.73	29.26	2,907,795	0.00	0.90	1.10	17.70	17.97
2020	153,714	18.42	24.86	2,837,587	0.01	0.90	1.10	7.95	8.16
2019	159,515	17.03	23.03	2,721,477	0.51	0.90	1.10	23.82	24.03
Fidelity® Advisor Value Strategies
2023	95,396	23.38	31.03	2,245,889	0.00	0.90	1.10	15.05	15.34
2022	100,376	20.27	26.97	2,048,614	0.00	0.90	1.10	(11.49)	(11.37)
2021	110,875	22.87	30.47	2,598,277	0.01	0.90	1.10	27.28	27.62
2020	95,614	15.39	23.94	1,726,583	0.01	0.90	1.25	3.22	3.52
2019	115,491	14.91	23.16	2,033,553	1.15	0.90	1.25	28.31	28.79
Fidelity® VIP Balanced
2023	172,558	15.85	18.87	3,092,774	0.02	0.25	1.45	16.20	17.35
2022	157,312	13.64	16.08	2,389,373	0.01	0.25	1.45	(21.56)	(20.79)
2021	215,787	17.39	20.30	3,945,770	0.01	0.25	1.45	12.85	14.24
2020	80,655	15.41	18.11	1,370,341	0.01	0.25	1.45	16.74	18.21
2019	103,630	13.20	15.32	1,511,364	1.65	0.25	1.45	18.71	20.16
Fidelity® VIP Contrafund
2023	603,409	20.59	30.03	16,878,824	0.00	0.25	1.45	27.46	28.88
2022	625,617	16.14	20.25	13,625,278	0.00	0.25	1.45	(29.52)	(28.82)
2021	703,352	22.90	28.45	21,753,584	0.00	0.25	1.45	21.94	23.43
2020	761,280	18.78	27.42	19,434,949	0.00	0.25	1.45	24.54	26.09
2019	688,055	15.08	21.99	14,693,721	0.22	0.25	1.45	25.56	27.03
Fidelity® VIP Disciplined Small Cap
2023	40,484	14.31	19.31	778,833	0.01	0.25	1.45	15.68	16.82
2022	34,885	12.37	16.53	571,782	0.01	0.25	1.45	(21.86)	(21.06)
2021	32,521	15.83	20.94	666,203	0.00	0.25	1.45	15.21	16.53
2020	3,881	13.74	18.31	57,796	0.01	0.25	1.45	12.90	14.37
2019	4,044	12.17	16.01	53,754	0.66	0.25	1.45	18.04	19.39

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® VIP Emerging Markets
2023	84,626	10.83	11.65	982,788	0.02	0.25	1.45	4.94	6.01
2022	69,160	10.32	10.99	757,701	0.02	0.25	1.45	(23.67)	(22.93)
2021	56,161	13.52	14.26	798,182	0.02	0.25	1.45	(6.63)	(5.50)
2020	41,226	14.48	15.33	618,455	0.01	0.25	1.45	25.15	26.69
2019	42,400	11.57	12.10	503,136	1.26	0.25	1.45	23.48	25.13
Fidelity® VIP Equity-Income
2023	305,439	14.95	14.95	4,575,471	0.02	0.75	0.75	6.33	6.33
2022	308,131	14.06	14.06	4,341,164	0.02	0.75	0.75	(8.70)	(8.70)
2021	337,551	15.40	15.40	5,208,574	0.02	0.75	0.75	20.03	20.03
2020	278,656	12.83	12.83	3,583,843	0.01	0.75	0.75	2.48	2.48
2019	234,467	12.52	12.52	2,942,940	1.76	0.75	0.75	22.39	22.39
Fidelity® VIP Growth & Income
2023	362,973	17.74	25.49	6,497,922	0.01	0.25	1.45	13.47	14.56
2022	369,064	15.81	22.25	5,782,799	0.02	0.25	1.45	(9.14)	(8.17)
2021	342,001	17.40	24.23	5,875,054	0.02	0.25	1.45	20.17	21.64
2020	299,240	14.07	20.30	4,247,734	0.02	0.25	1.45	2.91	4.10
2019	316,920	13.58	19.50	4,378,338	3.62	0.25	1.45	23.96	25.56
Fidelity® VIP Growth Opportunities
2023	1,347,949	29.71	37.81	41,274,184	—	0.25	1.45	39.13	40.66
2022	1,357,883	21.33	27.62	29,624,568	—	0.25	1.45	(40.88)	(40.27)
2021	1,480,594	36.08	45.00	54,699,311	—	0.25	1.45	6.81	8.10
2020	1,516,109	33.21	42.78	52,367,164	—	0.25	1.45	60.86	62.85
2019	1,160,273	20.50	26.27	25,219,339	—	0.25	1.45	34.36	35.97
Fidelity® VIP High Income
2023	136,069	8.90	9.91	1,247,004	0.05	0.25	1.45	5.58	6.67
2022	131,664	8.43	9.43	1,138,815	0.01	0.25	1.45	(15.36)	(14.51)
2021	956,319	9.96	10.87	9,549,997	0.02	0.25	1.45	(0.20)	1.02
2020	988,519	9.98	10.93	9,878,683	0.04	0.25	1.45	(2.06)	(0.82)
2019	825,999	10.19	11.02	8,423,400	3.68	0.25	1.45	9.81	11.09

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® VIP Index 500
2023	1,063,270	20.96	25.51	24,088,148	0.01	0.25	1.45	20.51	21.89
2022	1,042,992	17.37	20.93	19,433,936	0.01	0.25	1.45	(21.83)	(21.02)
2021	1,193,327	23.17	26.50	28,267,662	0.01	0.25	1.40	22.69	24.18
2020	1,174,888	18.11	21.34	22,549,081	0.01	0.25	1.45	12.76	14.12
2019	1,235,638	16.06	18.70	20,919,733	1.83	0.25	1.45	25.27	26.87
Fidelity® VIP Investment Grade Bond
2023	817,346	7.77	9.50	7,314,593	0.03	0.25	1.45	1.44	2.59
2022	620,255	7.65	9.26	5,347,190	0.02	0.25	1.45	(16.85)	(16.05)
2021	592,706	9.20	11.03	6,076,230	0.02	0.25	1.45	(5.15)	(4.00)
2020	662,822	9.70	11.81	7,144,248	0.02	0.25	1.45	4.41	5.64
2019	681,179	9.29	11.18	6,992,465	2.70	0.25	1.45	4.62	5.97
Fidelity® VIP Mid Cap
2023	32,792	15.39	18.26	574,320	0.00	0.25	1.45	10.09	11.21
2022	45,272	13.98	16.42	723,544	0.00	0.25	1.45	(18.48)	(17.69)
2021	46,160	17.15	19.95	897,454	0.00	0.25	1.45	19.85	21.28
2020	34,989	14.31	16.76	559,125	0.00	0.25	1.45	12.68	14.09
2019	32,128	12.70	14.69	451,261	0.67	0.25	1.45	17.81	19.24
Fidelity® VIP Overseas
2023	473,873	11.33	12.73	5,412,874	0.01	0.25	1.45	15.19	16.36
2022	544,548	10.07	10.94	5,364,010	0.01	0.25	1.45	(27.81)	(27.07)
2021	480,316	13.95	15.00	6,517,890	0.00	0.25	1.45	14.25	15.56
2020	557,012	11.72	13.23	6,547,613	0.00	0.25	1.45	10.30	11.65
2019	189,218	10.55	11.85	2,007,883	1.28	0.25	1.45	21.92	23.44
Fidelity® VIP Real Estate
2023	13,864	10.21	13.63	187,169	0.02	0.25	1.45	6.24	7.32
2022	15,078	9.61	12.70	187,608	0.01	0.25	1.45	(30.66)	(29.99)
2021	24,112	13.86	18.14	432,911	0.01	0.25	1.45	32.63	34.27
2020	20,012	10.45	13.77	264,131	0.02	0.25	1.45	(10.84)	(9.76)
2019	18,967	11.72	15.26	277,109	1.56	0.25	1.45	17.55	19.03

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Fidelity® VIP Strategic Income
2023	152,682	8.69	9.88	1,502,612	0.05	0.25	1.45	4.57	5.67
2022	124,234	8.31	9.35	1,152,232	0.03	0.25	1.45	(15.20)	(14.30)
2021	154,678	9.80	10.91	1,679,505	0.03	0.25	1.45	(1.01)	0.18
2020	114,754	9.90	11.10	1,246,047	0.02	0.25	1.45	2.48	3.74
2019	213,143	9.66	10.70	2,153,751	5.14	0.25	1.45	5.81	7.11
Franklin Allocation VIP Fund
2023	177,823	11.71	11.71	2,079,565	0.01	0.75	0.75	10.47	10.47
2022	198,257	10.60	10.60	2,100,585	0.01	0.75	0.75	(19.27)	(19.27)
2021	235,454	13.13	13.13	3,090,071	0.02	0.75	0.75	7.36	7.36
2020	251,768	12.23	12.23	3,076,226	0.01	0.75	0.75	7.66	7.66
2019	280,125	11.36	11.36	3,180,314	3.44	0.75	0.75	15.21	15.21
Franklin DynaTech VIP
2023	6,695	19.83	23.45	140,499	—	0.25	1.45	37.80	39.17
2022	5,949	14.39	16.85	89,311	—	0.25	1.45	(42.44)	(41.86)
2021	46,514	25.00	28.98	1,327,060	—	0.25	1.45	11.11	12.46
2020	43,994	22.50	26.26	1,121,136	—	0.25	1.45	38.55	40.20
2019	39,823	16.24	18.73	727,716	—	0.25	1.45	25.41	26.98
Franklin Growth and Income VIP Fund
2023	37,209	15.65	20.76	631,196	0.02	0.25	1.25	4.47	5.54
2022	36,189	14.98	19.67	586,176	0.03	0.25	1.45	(10.73)	(9.81)
2021	31,726	16.78	21.81	578,205	0.02	0.25	1.45	19.86	21.23
2020	29,615	14.00	18.33	445,327	0.01	0.25	1.45	0.86	2.17
2019	13,356	13.88	17.94	237,039	4.11	0.25	1.45	20.17	21.63
Franklin Income VIP Fund
2023	909,447	10.89	13.15	10,872,674	0.05	0.25	1.45	3.98	5.12
2022	1,014,632	10.46	12.51	11,597,334	0.06	0.25	1.45	(9.44)	(8.49)
2021	1,236,326	11.55	13.67	15,296,637	0.06	0.25	1.45	11.70	13.07
2020	989,408	10.34	12.32	11,086,207	0.05	0.25	1.45	(3.72)	(2.53)
2019	1,518,928	10.74	12.64	17,546,534	4.94	0.25	1.45	11.07	12.36

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Franklin Large Cap Growth VIP Fund
2023	1,193	20.31	20.31	24,232	—	1.25	1.45	34.68	34.68
2022	—	15.08	19.17	—	—	0.25	1.45	(39.17)	(38.54)
2021	—	24.79	24.79	—	—	1.45	1.45	10.23	10.23
2020	668	22.49	28.48	14,996	—	0.25	1.45	38.31	40.02
2019	2,190	16.26	20.34	35,597	—	0.25	1.45	28.74	30.30
Franklin Mutual Global Discovery VIP Fund
2023	601,236	12.29	13.59	8,144,129	0.02	0.75	1.45	15.15	15.96
2022	699,919	10.66	11.72	8,189,595	0.01	0.75	1.45	(8.73)	(8.29)
2021	726,387	11.68	14.52	9,260,858	0.03	0.25	1.45	13.95	15.33
2020	832,842	10.25	12.82	9,260,766	0.02	0.25	1.45	(8.65)	(7.57)
2019	1,025,006	11.22	13.87	12,389,907	1.65	0.25	1.45	18.98	20.40
Franklin Mutual Shares VIP Fund
2023	2,026	11.64	15.08	24,667	0.03	0.25	1.45	8.68	9.83
2022	1,249	10.71	13.73	14,320	0.01	0.25	1.45	(11.27)	(10.38)
2021	6,567	12.07	15.32	80,146	0.02	0.25	1.45	13.98	15.36
2020	2,705	10.59	13.53	29,367	0.02	0.25	1.45	(9.18)	(8.08)
2019	2,676	11.66	14.72	31,953	1.72	0.25	1.45	17.19	18.61
Franklin Rising Dividends VIP Fund
2023	41,453	18.33	25.27	880,221	0.01	0.25	1.45	7.44	8.50
2022	43,734	17.06	23.29	854,686	0.01	0.25	1.45	(14.31)	(13.39)
2021	37,153	19.91	26.89	806,309	0.01	0.25	1.45	21.33	22.73
2020	55,324	16.41	22.33	960,110	0.01	0.25	1.45	10.88	12.27
2019	71,635	14.80	19.89	1,178,629	1.47	0.25	1.45	23.64	25.09
Franklin Small Cap Value VIP Fund
2023	226,295	14.23	18.53	3,767,629	0.00	0.25	1.45	7.98	9.13
2022	216,908	13.17	16.98	3,294,004	0.01	0.25	1.45	(13.75)	(12.92)
2021	227,846	15.27	19.50	3,997,832	0.02	0.25	1.45	19.86	21.42
2020	180,728	12.74	16.37	2,628,060	0.01	0.25	1.45	0.55	1.80
2019	373,954	12.67	16.08	5,304,968	0.74	0.25	1.45	20.90	22.37

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Franklin Small-Mid Cap Growth VIP Fund
2023	136,867	16.98	39.27	2,831,905	—	0.25	1.45	21.21	22.72
2022	129,299	16.41	32.00	2,204,951	—	0.25	1.45	(36.54)	(35.79)
2021	152,284	25.86	49.84	4,021,652	—	0.25	1.45	5.21	6.50
2020	266,252	20.90	47.92	6,645,295	—	0.25	1.45	48.33	50.13
2019	215,007	14.09	31.92	3,531,079	—	0.25	1.45	25.69	27.27
Franklin Strategic Income VIP Fund
2023	215,605	7.69	8.98	1,743,346	0.04	0.25	1.45	3.64	4.66
2022	238,259	7.42	7.76	1,839,031	0.04	0.75	1.45	(14.52)	(14.06)
2021	247,613	8.68	9.03	2,226,806	0.01	0.75	1.45	(2.25)	(1.63)
2020	988,734	8.88	10.24	9,068,322	0.04	0.25	1.45	(1.11)	0.20
2019	1,000,345	8.98	10.22	9,211,366	5.13	0.25	1.45	3.34	4.61
Franklin U.S. Government Securities VIP Fund
2023	29,863	6.80	7.31	214,564	0.01	0.25	1.45	0.15	1.11
2022	30,784	6.79	7.23	219,450	0.03	0.25	1.45	(13.50)	(12.68)
2021	16,441	7.85	8.28	133,102	0.03	0.25	1.45	(6.10)	(4.94)
2020	20,390	8.36	8.88	174,388	0.06	0.25	1.45	(0.71)	0.57
2019	22,450	8.42	8.83	193,077	2.92	0.25	1.45	0.60	1.85
Goldman Sachs Emerging Markets Equity
2023	123,451	7.35	7.81	963,012	0.01	0.90	1.25	1.66	2.09
2022	210,040	7.23	7.65	1,605,992	—	0.90	1.25	(33.24)	(33.01)
2021	314,601	10.83	11.42	3,584,776	0.01	0.90	1.25	(6.96)	(6.70)
2020	328,212	11.64	12.24	4,011,974	—	0.90	1.25	24.89	25.28
2019	397,618	9.32	9.77	3,875,351	0.84	0.90	1.25	20.10	20.77
Goldman Sachs Government Income
2023	206,599	6.56	6.97	1,436,725	0.02	0.90	1.25	(0.30)	—
2022	231,056	6.58	6.97	1,606,249	0.01	0.90	1.25	(16.60)	(16.33)
2021	419,709	7.89	8.33	3,474,104	0.01	0.90	1.25	(6.74)	(6.30)
2020	414,453	8.46	8.89	3,666,610	0.01	0.90	1.25	1.68	2.07
2019	380,737	8.32	8.71	3,301,204	1.85	0.90	1.25	1.22	1.52

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Goldman Sachs VIT International Equity Insights
2023	13,948	9.63	10.87	144,546	0.03	0.25	1.45	13.43	14.66
2022	8,244	8.49	9.48	75,665	0.02	0.25	1.45	(17.25)	(16.48)
2021	14,591	10.26	11.35	162,324	0.04	0.25	1.45	6.88	8.20
2020	4,369	9.60	10.69	45,848	0.01	0.25	1.45	1.91	3.09
2019	3,851	9.42	10.37	39,242	2.76	0.25	1.45	13.09	14.46
Goldman Sachs VIT Large Cap Value
2023	—	18.33	18.68	—	—	0.25	0.25	9.11	9.11
2022	244	16.80	16.80	4,108	0.01	0.25	0.25	(9.53)	(9.53)
2021	239	18.57	18.57	4,441	0.01	0.25	0.25	19.96	19.96
2020	233	12.28	15.77	3,609	0.02	0.25	1.45	(0.81)	0.38
2019	—	12.38	15.71	—	—	0.25	1.45	20.08	21.59
Goldman Sachs VIT Mid Cap Growth Fund
2023	11,035	22.51	22.51	248,375	—	0.25	0.25	14.67	14.67
2022	11,661	15.19	19.63	228,884	—	0.25	1.45	(29.38)	(28.62)
2021	13,797	21.51	27.50	369,139	—	0.25	1.45	6.64	7.89
2020	15,293	20.17	25.97	375,129	—	0.25	1.45	37.96	39.70
2019	14,404	14.62	18.59	248,916	—	0.25	1.45	28.25	29.82
Goldman Sachs VIT Mid Cap Value
2023	29,035	14.65	18.96	465,479	0.01	0.25	1.45	6.55	7.60
2022	29,499	13.75	17.62	445,401	0.00	0.25	1.45	(13.95)	(13.12)
2021	29,425	15.98	20.28	502,550	0.00	0.25	1.25	24.84	26.43
2020	53,153	12.80	16.34	770,092	0.00	0.25	1.45	3.48	4.68
2019	69,611	12.37	15.61	972,593	0.56	0.25	1.45	25.46	27.01
Goldman Sachs VIT Small Cap Equity Insights
2023	19,142	14.43	19.19	362,941	0.01	0.25	1.45	14.07	15.19
2022	17,524	12.65	16.66	288,513	0.00	0.25	1.45	(23.01)	(22.22)
2021	13,787	16.43	21.42	292,027	0.00	0.25	1.45	18.20	19.60
2020	13,453	13.90	17.91	238,669	—	0.25	1.45	3.58	4.86
2019	15,522	13.42	17.08	260,621	0.15	0.25	1.45	19.08	20.54

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Goldman Sachs VIT Strategic Growth
2023	10,151	32.69	32.69	332,000	—	0.25	0.25	37.12	37.12
2022	7,170	23.84	23.84	171,013	—	0.25	0.25	(34.81)	(34.81)
2021	5,193	36.57	36.57	190,065	—	0.25	0.25	17.66	17.66
2020	5,117	23.97	31.67	159,158	—	0.25	1.45	33.99	35.63
2019	8,819	17.89	23.35	197,703	0.05	0.25	1.45	29.45	31.03
Guggenheim Alpha Opportunity
2023	6,453	11.80	16.56	94,331	0.01	0.90	0.90	4.68	4.70
2022	6,366	11.27	15.82	89,072	0.01	0.90	0.90	(12.16)	(12.16)
2021	6,425	12.83	18.01	102,801	0.01	0.90	0.90	10.02	10.03
2020	6,948	11.10	16.37	102,321	0.01	0.90	1.25	(3.98)	(3.71)
2019	6,719	11.56	17.00	102,625	0.85	0.90	1.25	(6.32)	(5.97)
Guggenheim Core Bond
2023	520,322	7.61	8.57	4,435,890	0.04	0.90	1.25	2.28	2.63
2022	560,218	7.44	8.35	4,654,528	0.03	0.90	1.25	(19.65)	(19.32)
2021	795,275	9.26	10.35	8,110,424	0.02	0.90	1.25	(4.93)	(4.61)
2020	812,695	9.74	10.85	8,689,545	0.02	0.90	1.25	9.81	10.26
2019	686,577	8.87	9.84	6,702,398	2.31	0.90	1.25	(0.11)	0.31
Guggenheim Floating Rate Strategies
2023	136,447	10.41	10.41	1,419,460	0.08	0.90	0.90	8.44	8.44
2022	159,754	9.60	9.60	1,533,465	0.04	0.90	0.90	(4.86)	(4.86)
2021	163,083	10.09	10.09	1,644,461	0.03	0.90	0.90	0.90	0.90
2020	138,742	10.00	10.00	1,387,435	0.03	0.90	0.90	(2.53)	(2.53)
2019	212,802	10.26	10.26	2,182,549	4.31	0.90	0.90	2.81	2.81
Guggenheim High Yield
2023	194,279	13.20	15.57	2,793,668	0.06	0.90	1.10	7.40	7.68
2022	216,646	12.29	12.76	2,888,518	0.06	0.90	1.10	(12.90)	(12.72)
2021	253,199	14.11	16.58	3,840,657	0.04	0.90	1.10	0.86	1.10
2020	234,773	13.59	16.40	3,538,862	0.05	0.90	1.25	0.67	0.98
2019	284,295	13.50	16.25	4,235,737	5.87	0.90	1.25	7.06	7.54

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim Large Cap Value
2023	82,363	16.67	22.68	1,375,631	0.01	0.90	1.25	4.32	4.71
2022	103,426	15.92	17.37	1,649,917	0.01	0.90	1.25	(5.50)	(5.18)
2021	123,622	16.79	18.38	2,137,254	0.01	0.90	1.25	21.80	22.29
2020	159,856	13.73	18.81	2,299,739	0.02	0.90	1.25	(1.69)	(1.44)
2019	316,464	13.93	19.11	4,524,648	1.52	0.90	1.25	16.38	16.76
Guggenheim Long Short Equity
2023	27,622	12.06	12.06	333,501	0.00	0.90	0.90	8.45	8.45
2022	27,567	11.12	11.12	306,772	0.00	0.90	0.90	(17.45)	(17.45)
2021	27,028	13.47	13.47	364,378	0.00	0.90	0.90	18.99	18.99
2020	28,415	11.32	11.32	321,885	0.00	0.90	0.90	1.52	1.52
2019	29,987	11.15	11.15	334,677	0.78	0.90	0.90	1.64	1.64
Guggenheim Macro Opportunities
2023	1,854	9.84	9.84	18,233	0.05	0.90	0.90	5.02	5.02
2022	1,182	9.37	9.37	11,071	0.05	0.90	0.90	(12.18)	(12.18)
2021	835	10.67	10.67	8,903	0.03	0.90	0.90	(1.84)	(1.84)
2020	1,116	10.87	10.87	12,122	0.04	0.90	0.90	6.88	6.88
2019	1,159	10.17	10.17	11,790	2.86	0.90	0.90	(2.12)	(2.12)
Guggenheim Managed Futures Strategy
2023	2,410	7.61	7.61	18,362	0.01	0.90	0.90	(0.39)	(0.39)
2022	3,110	7.64	7.64	23,760	0.09	0.90	0.90	10.40	10.40
2021	—	6.92	6.92	—	—	0.90	0.90	(1.28)	(1.28)
2020	—	7.01	7.01	—	—	0.90	0.90	(1.96)	(1.96)
2019	—	7.15	7.15	—	—	0.90	0.90	3.03	3.03
Guggenheim Multi-Hedge Strategies
2023	3,066	8.27	8.27	25,375	0.03	0.90	0.90	0.24	0.24
2022	3,660	8.25	8.25	30,204	0.03	0.90	0.90	(7.09)	(7.09)
2021	856	8.88	8.88	7,611	0.01	0.90	0.90	3.02	3.02
2020	1,503	8.62	8.62	12,959	0.02	0.90	0.90	3.23	3.23
2019	157	8.35	8.35	1,311	2.56	0.90	0.90	0.85	0.85

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim Small Cap Value
2023	3,569	15.36	15.36	54,885	0.01	0.90	0.90	6.44	6.44
2022	3,211	14.43	14.43	46,422	0.01	0.90	0.90	(7.32)	(7.32)
2021	2,985	15.57	15.57	46,550	—	0.90	0.90	20.79	20.79
2020	8,939	12.89	12.89	115,268	0.01	0.90	0.90	(4.45)	(4.45)
2019	11,002	13.49	13.49	148,419	1.44	0.90	0.90	17.71	17.71
Guggenheim SMid Cap Value
2023	350,274	21.58	39.27	11,223,140	0.00	0.90	1.25	4.76	5.14
2022	373,787	20.60	30.36	11,389,658	0.01	0.90	1.25	(6.02)	(5.68)
2021	433,276	21.92	32.19	14,049,792	0.00	0.90	1.25	18.55	18.96
2020	496,734	18.49	33.49	13,595,565	—	0.90	1.25	(0.80)	(0.44)
2019	503,250	18.64	33.70	13,758,049	0.94	0.90	1.25	21.51	21.99
Guggenheim StylePlus Large Core
2023	89,021	15.59	21.42	1,435,042	0.03	0.90	1.25	21.45	21.89
2022	101,722	12.79	15.48	1,348,038	0.01	0.90	1.25	(24.49)	(24.23)
2021	96,903	16.88	20.50	1,673,028	0.00	0.90	1.25	22.90	23.39
2020	104,247	13.68	18.91	1,467,824	0.01	0.90	1.25	12.78	13.15
2019	129,624	12.09	16.74	1,598,084	1.64	0.90	1.25	24.29	24.64
Guggenheim StylePlus Mid Growth
2023	93,062	17.78	27.08	1,664,035	0.02	0.90	1.10	21.33	21.53
2022	93,578	14.63	22.32	1,372,058	0.00	0.90	1.10	(30.42)	(30.27)
2021	115,064	20.98	32.08	2,448,075	—	0.90	1.10	8.97	9.16
2020	117,865	19.22	29.44	2,276,525	0.00	0.90	1.25	26.16	26.61
2019	140,730	15.18	23.30	2,200,194	1.14	0.90	1.25	26.90	27.35
Guggenheim Total Return Bond
2023	46,602	9.26	9.26	431,117	0.04	0.90	0.90	3.12	3.12
2022	38,654	8.98	8.98	347,052	0.03	0.90	0.90	(19.10)	(19.10)
2021	62,799	11.10	11.10	696,433	0.03	0.90	0.90	(4.23)	(4.23)
2020	59,667	11.59	11.59	691,024	0.02	0.90	0.90	10.59	10.59
2019	74,785	10.48	10.48	783,630	2.15	0.90	0.90	0.38	0.38

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF All Cap Value
2023	746,243	15.28	28.71	17,297,663	0.02	0.75	1.45	3.87	4.53
2022	779,428	14.69	30.38	17,314,087	0.01	0.25	1.45	(5.29)	(4.31)
2021	811,948	15.51	23.44	18,904,535	0.02	0.75	1.45	21.46	22.27
2020	828,159	12.77	26.45	15,913,700	0.02	0.25	1.45	(2.59)	(1.42)
2019	1,184,712	13.11	26.83	23,579,887	1.36	0.25	1.45	18.32	19.78
Guggenheim VIF Alpha Opportunity
2023	103,099	14.44	16.35	1,677,328	0.00	0.75	1.35	3.74	4.34
2022	108,435	13.92	15.67	1,694,322	0.00	0.75	1.35	(12.40)	(11.87)
2021	121,551	15.89	17.78	2,148,487	0.01	0.75	1.35	8.91	9.62
2020	136,940	14.59	16.22	2,206,180	0.01	0.75	1.35	(4.01)	(3.45)
2019	171,228	15.20	16.80	2,859,569	0.16	0.75	1.35	(6.63)	(6.04)
Guggenheim VIF Floating Rate Strategies
2023	795,105	9.03	9.97	7,623,479	0.04	0.25	1.45	6.49	7.55
2022	821,010	8.48	9.27	7,307,681	0.02	0.25	1.45	(4.93)	(4.04)
2021	1,037,101	8.92	9.66	9,745,305	0.02	0.25	1.45	(1.98)	(0.72)
2020	309,385	9.10	9.88	2,948,209	0.05	0.25	1.45	(4.41)	(3.14)
2019	458,969	9.52	10.20	4,532,878	5.05	0.25	1.45	2.92	4.08
Guggenheim VIF Global Managed Futures Strategy
2023	233,055	5.05	7.73	1,207,069	0.03	0.25	1.45	(0.51)	0.38
2022	378,379	5.30	7.77	2,153,619	0.02	0.25	1.45	6.73	7.72
2021	132,257	4.92	7.28	641,146	—	0.25	1.45	(3.58)	(2.19)
2020	137,589	4.85	7.55	679,501	0.05	0.25	1.45	(1.82)	(0.77)
2019	219,390	4.91	7.69	1,088,300	0.92	0.25	1.45	3.36	4.64
Guggenheim VIF High Yield
2023	580,786	9.60	32.76	15,077,550	0.06	0.25	1.45	7.26	8.44
2022	666,563	8.94	10.43	15,662,578	0.06	0.25	1.45	(13.54)	(12.57)
2021	826,913	10.34	11.93	22,093,725	0.05	0.25	1.45	0.88	1.97
2020	720,084	10.25	34.38	20,448,690	0.06	0.25	1.45	0.10	1.36
2019	950,144	10.24	34.11	26,414,502	7.70	0.25	1.45	6.78	8.09

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF Large Cap Value
2023	995,706	18.58	30.67	19,538,923	0.02	0.25	1.35	4.64	5.79
2022	1,451,399	17.87	29.00	27,123,329	0.01	0.25	1.35	(5.55)	(4.45)
2021	1,577,485	18.92	29.65	30,716,444	0.02	0.25	1.35	21.67	22.98
2020	1,903,030	12.89	24.68	30,099,538	0.02	0.25	1.45	(2.27)	(1.08)
2019	2,081,138	13.19	24.95	33,563,187	1.55	0.25	1.45	16.52	17.91
Guggenheim VIF Long Short Equity
2023	505,770	9.07	13.26	5,992,430	0.00	0.25	1.45	7.93	9.12
2022	387,111	8.33	8.61	4,344,889	0.00	0.25	1.45	(17.92)	(17.11)
2021	382,596	10.05	10.49	5,197,296	0.01	0.25	1.45	18.40	19.93
2020	423,699	8.38	12.42	4,794,581	0.01	0.25	1.45	0.34	1.53
2019	852,340	8.26	12.29	9,499,585	0.51	0.25	1.45	0.91	2.17
Guggenheim VIF Managed Asset Allocation
2023	649,543	12.08	14.05	9,033,020	0.01	0.75	1.45	9.25	9.91
2022	727,823	11.04	13.28	9,218,089	0.01	0.25	1.45	(20.06)	(19.22)
2021	773,483	13.81	15.82	12,197,997	0.01	0.75	1.45	7.55	8.36
2020	833,231	12.84	15.39	12,137,330	0.01	0.25	1.45	7.72	8.99
2019	890,881	11.92	14.12	11,976,767	1.69	0.25	1.45	14.84	16.31
Guggenheim VIF Multi-Hedge Strategies
2023	580,691	5.69	8.08	3,514,663	0.02	0.25	1.45	—	1.06
2022	629,211	6.62	8.07	3,769,037	0.01	0.25	1.45	(7.45)	(6.50)
2021	599,087	7.08	8.72	3,800,975	—	0.25	1.45	3.32	4.58
2020	667,226	5.95	8.44	4,105,346	0.01	0.25	1.45	2.76	4.04
2019	344,777	5.79	8.21	2,095,407	1.49	0.25	1.45	0.37	1.67
Guggenheim VIF Small Cap Value
2023	503,860	12.05	40.78	19,120,993	0.01	0.25	1.45	5.58	6.72
2022	614,756	11.40	18.29	21,258,874	0.01	0.25	1.45	(7.77)	(6.78)
2021	727,902	12.36	19.62	27,154,082	0.01	0.25	1.45	20.70	22.17
2020	729,697	10.24	34.06	23,093,195	0.01	0.25	1.45	(5.27)	(4.18)
2019	828,558	10.81	35.71	27,704,601	0.78	0.25	1.45	17.25	18.68

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF SMid Cap Value
2023	796,351	14.31	44.30	32,831,307	0.01	0.25	1.45	5.07	6.21
2022	916,989	13.61	31.89	35,240,224	0.01	0.25	1.45	(5.94)	(4.98)
2021	996,101	14.47	33.56	40,746,196	0.02	0.25	1.45	18.41	19.81
2020	1,107,443	12.22	37.19	38,045,070	0.01	0.25	1.45	(0.24)	0.95
2019	1,321,301	12.25	37.03	44,620,627	0.89	0.25	1.45	21.17	22.67
Guggenheim VIF StylePlus Large Core
2023	912,232	14.41	27.34	13,284,273	0.02	0.25	1.45	21.51	22.88
2022	901,407	17.46	22.25	10,746,395	0.01	0.25	1.45	(23.95)	(23.20)
2021	996,909	18.97	28.97	15,560,208	0.01	0.25	1.35	23.02	24.39
2020	1,071,783	12.46	23.65	13,522,465	0.01	0.25	1.45	13.56	14.97
2019	1,437,484	10.90	20.57	15,865,156	2.14	0.25	1.45	24.34	25.81
Guggenheim VIF StylePlus Large Growth
2023	588,758	17.93	21.54	10,561,352	0.01	0.75	1.35	33.96	34.71
2022	592,039	20.24	23.02	7,885,704	0.00	0.25	1.45	(33.57)	(32.91)
2021	656,334	24.22	34.31	13,109,477	0.01	0.25	1.35	22.32	23.68
2020	710,492	16.19	28.26	11,548,981	0.01	0.25	1.45	31.84	33.43
2019	814,426	12.20	21.18	9,960,149	1.99	0.25	1.45	28.12	29.62
Guggenheim VIF StylePlus Mid Growth
2023	535,108	18.05	37.86	10,212,163	0.01	0.75	1.45	20.99	21.71
2022	590,492	14.83	15.18	9,228,999	0.00	0.75	1.45	(30.78)	(30.41)
2021	655,074	21.31	21.93	14,786,164	0.01	0.75	1.45	8.78	9.51
2020	684,440	19.46	45.75	14,488,289	0.01	0.25	1.45	26.32	27.86
2019	732,356	15.29	35.78	12,005,114	0.87	0.25	1.45	26.97	28.47
Guggenheim VIF StylePlus Small Growth
2023	271,854	11.44	20.80	3,196,848	0.01	0.25	1.45	15.84	17.18
2022	300,407	9.81	13.00	3,016,775	0.00	0.75	1.45	(29.69)	(29.32)
2021	314,340	18.49	24.99	4,478,410	0.00	0.25	1.45	1.93	3.14
2020	334,301	13.52	24.60	4,661,082	0.01	0.25	1.45	26.06	27.59
2019	415,096	10.65	19.28	4,554,720	0.66	0.25	1.45	20.22	21.64

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Guggenheim VIF Total Return Bond
2023	3,062,364	7.85	9.70	28,668,835	0.04	0.25	1.45	2.35	3.52
2022	3,388,972	8.46	9.08	31,034,846	0.03	0.25	1.45	(19.58)	(18.86)
2021	3,510,444	10.52	11.19	39,725,883	0.02	0.25	1.45	(4.80)	(3.62)
2020	4,160,154	10.02	12.16	49,070,781	0.02	0.25	1.45	9.19	10.60
2019	3,221,259	9.16	11.06	34,642,087	2.65	0.25	1.45	—	1.14
Guggenheim VIF World Equity Income
2023	885,849	11.89	15.34	11,783,762	0.03	0.25	1.35	7.49	8.68
2022	990,964	10.94	13.35	12,186,511	0.02	0.25	1.35	(12.97)	(11.99)
2021	1,122,246	12.43	15.34	15,836,480	0.02	0.25	1.35	16.57	17.82
2020	1,215,238	10.55	13.96	14,570,589	0.03	0.25	1.45	1.99	3.24
2019	1,386,246	10.23	13.64	16,200,199	2.78	0.25	1.45	16.07	17.45
Guggenheim World Equity Income
2023	366,732	12.79	18.57	4,907,542	0.02	0.90	1.25	7.39	7.77
2022	388,812	11.91	12.23	4,832,760	0.02	0.90	1.25	(13.00)	(12.71)
2021	387,369	13.69	14.01	5,504,344	0.02	0.90	1.25	16.21	16.65
2020	401,321	11.78	17.02	4,874,116	0.01	0.90	1.25	1.73	2.04
2019	487,575	11.58	16.71	5,799,578	2.36	0.90	1.25	16.03	16.42
Invesco American Franchise
2023	94,458	17.41	26.55	1,654,961	—	0.90	1.25	35.11	35.59
2022	95,206	12.84	17.29	1,230,260	—	0.90	1.25	(34.01)	(33.78)
2021	100,103	19.39	26.20	1,947,291	—	0.90	1.25	7.16	7.60
2020	124,006	18.02	27.66	2,240,276	—	0.90	1.25	36.29	36.72
2019	111,401	13.18	20.27	1,472,193	—	0.90	1.25	30.85	31.27
Invesco Comstock
2023	481,522	19.39	27.50	9,617,843	0.02	0.90	1.25	7.60	7.96
2022	506,326	18.02	18.35	9,427,775	0.02	0.90	1.25	(3.38)	(3.01)
2021	510,938	18.65	18.92	9,724,823	0.01	0.90	1.25	27.74	28.18
2020	555,274	14.60	20.62	8,245,843	0.02	0.90	1.25	(4.95)	(4.59)
2019	676,191	15.36	21.66	10,516,991	2.12	0.90	1.25	20.09	20.48

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco Developing Markets
2023	28,843	8.42	8.42	242,832	0.01	0.90	0.90	6.99	6.99
2022	30,284	7.87	7.87	238,464	0.00	0.90	0.90	(28.06)	(28.06)
2021	29,312	10.94	10.94	320,631	0.00	0.90	0.90	(11.06)	(11.06)
2020	27,226	12.30	12.30	334,764	—	0.90	0.90	12.74	12.74
2019	28,583	10.91	10.91	311,800	0.26	0.90	0.90	19.23	19.23
Invesco Discovery
2023	7,098	22.81	22.81	161,577	—	0.90	0.90	12.53	12.53
2022	7,337	20.27	20.27	148,393	—	0.90	0.90	(33.89)	(33.89)
2021	7,894	30.66	30.66	241,496	—	0.90	0.90	11.21	11.21
2020	6,713	27.57	27.57	184,679	—	0.90	0.90	44.35	44.35
2019	7,591	19.10	19.10	144,745	—	0.90	0.90	31.54	31.54
Invesco Discovery Mid Cap Growth
2023	69,720	15.30	27.86	1,073,244	—	0.90	1.25	8.24	8.66
2022	74,651	14.08	19.17	1,062,661	—	0.90	1.25	(33.94)	(33.74)
2021	58,120	21.25	29.02	1,251,090	—	0.90	1.25	13.94	14.37
2020	61,061	18.58	34.04	1,203,136	—	0.90	1.25	34.12	34.54
2019	55,076	13.81	25.34	769,447	—	0.90	1.25	28.48	29.07
Invesco Energy
2023	15,410	6.11	6.11	94,031	0.02	0.90	0.90	(3.48)	(3.48)
2022	12,766	6.33	6.33	80,787	0.01	0.90	0.90	46.87	46.87
2021	5,312	4.31	4.31	22,829	0.02	0.90	0.90	50.17	50.17
2020	4,179	2.87	2.87	11,964	0.01	0.90	0.90	(34.77)	(34.77)
2019	8,603	4.40	4.40	37,826	1.19	0.90	0.90	0.69	0.69
Invesco Equity and Income
2023	449,885	16.08	20.30	8,176,870	0.02	0.90	1.25	5.37	5.74
2022	459,959	15.26	17.06	7,889,563	0.02	0.90	1.25	(11.54)	(11.24)
2021	490,879	17.25	19.22	9,493,383	0.01	0.90	1.25	13.11	13.53
2020	528,385	15.25	19.16	8,987,215	0.02	0.90	1.25	5.39	5.75
2019	540,525	14.47	18.16	8,694,667	1.92	0.90	1.25	15.02	15.43

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco Global
2023	28,499	19.34	19.34	550,391	—	0.90	0.90	28.93	28.93
2022	26,387	15.00	15.00	395,247	—	0.90	0.90	(34.73)	(34.73)
2021	24,819	22.98	22.98	569,426	—	0.90	0.90	10.96	10.96
2020	25,933	20.71	20.71	536,335	—	0.90	0.90	22.69	22.69
2019	29,149	16.88	16.88	491,312	0.57	0.90	0.90	26.54	26.54
Invesco Gold & Special Minerals
2023	17,524	8.87	8.87	155,477	0.01	0.90	0.90	2.31	2.31
2022	16,987	8.67	8.67	147,337	0.00	0.90	0.90	(20.09)	(20.09)
2021	16,509	10.85	10.85	179,061	0.03	0.90	0.90	(6.55)	(6.55)
2020	15,880	11.61	11.61	184,405	0.07	0.90	0.90	16.10	16.10
2019	28,490	4.81	4.81	137,110	—	0.90	0.90	30.00	30.00
Invesco Main Street Mid Cap
2023	114,968	13.91	14.09	1,618,627	—	0.90	1.25	9.70	10.08
2022	99,992	12.68	12.80	1,279,269	0.00	0.90	1.25	(17.88)	(17.58)
2021	99,070	15.44	15.53	1,538,616	0.00	0.90	1.25	17.86	18.28
2020	115,009	13.10	13.13	1,509,728	0.00	0.90	1.25	(30.49)	(9.22)
2019	85,431	14.43	18.86	1,372,420	0.29	0.90	1.25	20.55	21.04
Invesco Oppenheimer V.I. International Growth Fund
2023	30,101	10.02	12.41	365,521	0.00	0.25	1.45	15.57	16.75
2022	30,052	8.67	10.63	312,856	—	0.25	1.45	(30.19)	(29.46)
2021	22,332	15.07	15.07	336,553	—	0.25	0.25	6.58	6.58
2020	58,580	11.79	14.40	828,251	0.01	0.25	1.45	15.70	17.07
2019	67,939	10.19	12.30	820,901	0.72	0.25	1.45	22.48	23.87
Invesco Small Cap Growth (c)
2023	91,393	19.95	28.93	1,828,529	—	0.90	1.10	8.15	8.37
2022	94,661	18.41	26.75	1,748,262	—	0.90	1.10	(38.16)	(38.06)
2021	106,361	29.72	43.26	3,173,543	—	0.90	1.10	3.00	3.23
2020	116,609	28.79	42.00	3,368,752	—	0.90	1.25	50.47	50.97
2019	127,599	19.07	27.87	2,441,494	—	0.90	1.25	19.09	19.56

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco Technology
2023	123,288	12.17	12.17	1,500,876	—	0.90	0.90	41.68	41.68
2022	136,591	8.59	21.38	1,174,046	—	0.90	1.10	(42.40)	(42.31)
2021	113,554	14.89	37.12	1,712,748	—	0.90	1.10	9.50	9.73
2020	108,939	13.57	33.90	1,497,332	—	0.90	1.25	39.90	40.33
2019	121,146	9.67	24.20	1,183,632	—	0.90	1.25	29.81	30.32
Invesco V.I. American Franchise Series I
2023	115,995	17.02	17.02	1,975,239	—	1.45	1.45	34.76	34.76
2022	87,341	12.63	12.63	1,103,225	—	1.45	1.45	(34.08)	(34.08)
2021	90,515	19.16	19.16	1,734,895	—	1.45	1.45	7.04	7.04
2020	94,442	17.90	17.90	1,690,957	0.00	1.45	1.45	36.12	36.12
2019	108,714	13.15	16.54	1,429,824	—	0.25	1.45	30.85	32.43
Invesco V.I. American Franchise Series II
2023	781	22.47	22.47	17,582	—	1.25	1.45	34.71	34.71
2022	1,689	16.68	16.68	28,141	—	1.45	1.45	(34.12)	(34.12)
2021	1,647	25.32	25.32	41,680	—	1.45	1.45	6.79	6.79
2020	9,605	23.71	27.65	227,770	—	0.25	1.45	35.80	37.43
2019	12,525	17.46	20.12	219,362	—	0.25	1.45	30.49	32.11
Invesco V.I. American Value
2023	272,108	10.57	18.47	2,992,031	0.00	0.25	1.45	10.33	11.60
2022	304,265	12.33	16.55	3,006,463	0.00	0.25	1.45	(6.87)	(5.97)
2021	331,136	10.29	17.60	3,488,051	0.00	0.25	1.35	—	23.60
2020	27,026	10.85	14.51	295,594	0.00	0.25	1.45	(3.56)	(2.42)
2019	41,304	11.25	14.87	466,974	0.43	0.25	1.45	19.30	20.80
Invesco V.I. Balanced-Risk Allocation
2023	6,585	9.22	10.19	61,573	—	0.25	1.45	1.99	3.03
2022	5,907	9.04	9.89	54,077	0.07	0.25	1.45	(18.04)	(17.24)
2021	5,903	11.03	11.95	65,887	0.04	0.25	1.45	4.45	5.75
2020	3,255	10.56	11.44	34,925	0.07	0.25	1.45	5.18	6.42
2019	3,675	10.04	10.75	37,294	—	0.25	1.45	9.85	11.17

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Comstock
2023	602,956	15.88	22.03	11,538,526	0.02	0.25	1.45	7.30	8.52
2022	643,676	14.78	20.30	11,606,340	0.01	0.25	1.45	(3.34)	(2.36)
2021	738,146	15.29	18.59	13,631,017	0.01	0.75	1.45	27.31	28.21
2020	619,017	12.01	16.45	8,894,007	0.01	0.25	1.45	(5.43)	(4.25)
2019	1,537,815	12.70	17.18	23,359,427	1.64	0.25	1.45	19.47	20.90
Invesco V.I. Core Equity
2023	65,463	14.23	18.31	935,139	0.01	0.25	1.45	17.99	19.13
2022	1,581	12.06	15.37	21,818	0.01	0.25	1.45	(24.06)	(23.27)
2021	2,059	15.88	20.03	36,108	0.01	0.25	1.45	21.87	23.34
2020	814	13.03	16.55	13,193	0.01	0.25	1.45	8.58	9.89
2019	798	12.00	15.06	11,786	0.18	0.25	1.45	23.08	24.57
Invesco V.I. Core Plus Bond
2023	1,201,465	9.35	9.44	11,302,837	0.02	0.75	1.35	1.30	1.94
2022	1,058,178	9.23	9.26	9,788,318	0.01	0.75	1.35	(7.70)	(7.40)
Invesco V.I. Discovery Mid Cap Growth
2023	211,833	13.45	18.19	3,541,279	—	0.25	1.45	8.10	9.25
2022	245,006	14.44	16.65	3,766,018	—	0.25	1.45	(33.97)	(33.32)
2021	247,488	21.87	24.97	5,739,078	—	0.25	1.45	13.67	15.02
2020	255,508	16.59	22.12	5,168,021	—	0.25	1.45	33.80	35.46
2019	296,207	12.38	16.33	4,462,997	—	0.25	1.45	28.16	29.71
Invesco V.I. Equally-Weighted S&P 500
2023	60,941	10.23	10.41	631,834	0.01	0.25	1.45	8.71	9.81
2022	56,378	9.41	9.48	533,408	0.02	0.25	1.45	(5.90)	(5.20)
Invesco V.I. Equity and Income
2023	540,683	12.93	16.60	8,753,562	0.02	0.25	1.45	5.53	6.67
2022	591,064	12.24	15.44	9,035,122	0.01	0.25	1.45	(11.50)	(10.65)
2021	566,157	13.83	17.28	9,742,606	0.02	0.25	1.45	13.18	14.59
2020	745,315	12.22	15.42	10,934,974	0.02	0.25	1.45	4.80	6.15
2019	664,062	11.66	14.61	9,523,491	2.36	0.25	1.45	14.88	16.21

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. EVQ International Equity Fund
2023	1,324,785	10.09	16.80	18,955,687	—	0.25	1.45	12.87	14.14
2022	1,419,873	9.36	9.69	17,923,030	0.01	0.25	1.45	(21.87)	(21.09)
2021	1,666,151	11.98	12.28	27,072,053	0.01	0.25	1.45	1.01	2.25
2020	1,845,857	11.28	18.53	28,671,131	0.02	0.25	1.45	8.71	10.08
2019	2,326,143	10.35	16.91	33,257,011	1.27	0.25	1.45	22.72	24.14
Invesco V.I. Global
2023	287,448	15.25	18.82	4,414,271	—	0.25	1.45	28.93	30.15
2022	300,402	12.03	14.46	3,549,784	—	0.25	1.45	(34.76)	(34.06)
2021	293,612	18.44	21.93	5,295,254	—	0.25	1.25	10.16	11.49
2020	320,755	16.18	20.05	5,246,520	0.00	0.25	1.45	21.75	23.23
2019	356,512	13.20	16.27	4,765,825	0.63	0.25	1.45	25.69	27.31
Invesco V.I. Global Core Equity
2023	3,263	11.64	12.77	41,668	—	0.25	1.45	16.40	17.59
2022	1,264	10.00	10.86	12,628	0.00	0.25	1.45	(25.37)	(24.69)
2021	2,644	13.40	14.42	36,852	0.01	0.25	1.45	10.74	12.04
2020	2,573	12.10	13.11	32,195	0.01	0.25	1.45	8.04	9.34
2019	2,498	11.20	11.99	28,741	1.56	0.25	1.45	19.40	20.87
Invesco V.I. Global Real Estate Series I
2023	299,009	16.02	18.16	5,408,667	0.01	0.75	1.35	4.36	5.03
2022	325,391	15.35	17.29	5,603,661	0.03	0.75	1.35	(28.10)	(27.69)
2021	368,395	21.35	23.91	8,775,728	0.03	0.75	1.35	20.35	21.06
2020	407,522	17.74	19.75	8,018,527	0.04	0.75	1.35	(16.04)	(15.53)
2019	468,767	21.13	23.38	10,919,319	4.56	0.75	1.35	17.72	18.44
Invesco V.I. Global Real Estate Series II
2023	12,955	10.20	10.20	132,500	0.01	0.25	0.25	5.26	5.26
2022	12,812	9.69	9.69	124,373	0.02	0.25	0.25	(27.47)	(27.47)
2021	21,730	10.85	13.36	290,777	0.03	0.25	1.45	20.02	21.45
2020	23,682	9.04	11.21	260,912	0.04	0.25	1.45	(16.37)	(15.40)
2019	27,735	10.81	13.25	361,359	3.89	0.25	1.45	17.25	18.73

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Global Strategic Income
2023	272	7.23	7.23	1,962	—	1.45	1.45	4.18	4.18
2022	278	6.94	6.94	1,927	—	1.45	1.45	(15.47)	(15.47)
2021	285	8.21	9.01	2,341	0.01	0.25	1.45	(7.75)	(6.73)
2020	3,219	8.90	9.84	30,854	0.05	0.25	1.45	(1.44)	(0.30)
2019	3,279	9.03	9.87	31,588	3.44	0.25	1.45	5.74	7.05
Invesco V.I. Government Money Market
2023	4,267,353	7.85	8.22	35,077,070	0.04	0.75	1.35	0.13	0.74
2022	5,026,473	7.84	8.16	41,003,737	0.02	0.75	1.35	(3.09)	(2.51)
2021	3,339,785	8.09	8.37	27,935,440	0.00	0.75	1.35	(4.26)	(3.68)
2020	3,758,021	8.45	8.72	32,631,362	0.00	0.75	1.35	(4.03)	(3.44)
2019	3,021,672	8.80	9.04	27,196,425	1.52	0.75	1.35	(2.76)	(2.17)
Invesco V.I. Government Securities
2023	1,337,652	6.43	7.57	9,458,362	0.02	0.25	1.45	—	1.07
2022	1,434,095	6.85	7.49	10,071,936	0.02	0.25	1.45	(14.38)	(13.41)
2021	1,553,883	8.00	8.65	12,742,365	0.02	0.25	1.45	(6.65)	(5.57)
2020	1,620,690	8.03	9.33	14,162,203	0.02	0.25	1.45	1.30	2.53
2019	1,354,265	7.91	9.10	11,561,131	2.42	0.25	1.45	1.20	2.36
Invesco V.I. Growth and Income
2023	2,383	14.67	19.70	41,156	0.02	0.25	1.45	7.71	8.84
2022	1,122	13.62	13.62	15,299	0.01	1.45	1.45	(9.92)	(9.92)
2021	1,092	15.12	15.12	16,513	0.01	1.45	1.45	22.63	22.63
2020	1,060	12.33	16.33	13,072	0.01	0.25	1.45	(2.61)	(1.45)
2019	1,558	12.66	16.57	21,671	1.61	0.25	1.45	19.43	20.86
Invesco V.I. Health Care Series I
2023	227,217	21.87	24.79	5,606,825	—	0.75	1.35	(1.35)	(0.76)
2022	301,695	22.17	24.98	7,393,775	—	0.75	1.35	(17.00)	(16.48)
2021	272,257	26.71	29.91	8,105,191	0.00	0.75	1.35	7.48	8.13
2020	355,369	24.85	27.66	9,546,248	0.00	0.75	1.35	9.57	10.24
2019	349,127	22.68	25.09	8,641,218	0.05	0.75	1.35	26.85	27.62

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Invesco V.I. Health Care Series II
2023	14,448	13.40	19.76	194,380	—	0.25	1.45	(1.54)	(0.50)
2022	14,024	13.61	19.86	191,553	—	0.25	1.45	(17.11)	(16.27)
2021	1,645	16.42	23.72	28,244	0.00	0.25	1.45	7.18	8.46
2020	7,828	15.32	22.28	121,066	0.00	0.25	1.45	9.19	10.52
2019	20,979	14.03	20.16	372,580	—	0.25	1.45	26.40	27.92
Invesco V.I. Main Street Mid Cap Fund®
2023	417,049	14.13	22.39	8,083,724	0.00	0.25	1.35	9.30	10.52
2022	445,263	14.34	18.07	7,926,380	0.00	0.25	1.35	(18.09)	(17.16)
2021	455,313	17.79	22.06	9,721,279	0.00	0.25	1.35	17.59	19.00
2020	604,417	12.16	20.88	11,150,641	0.00	0.25	1.45	4.11	5.43
2019	590,266	11.68	19.90	10,510,797	0.26	0.25	1.45	19.67	20.99
Invesco V.I. Main Street Small Cap Fund®
2023	426,479	16.24	36.73	12,009,376	0.01	0.25	1.45	12.81	14.10
2022	478,277	14.39	18.37	12,024,180	0.00	0.25	1.45	(19.47)	(18.72)
2021	515,075	17.87	22.60	15,755,795	0.00	0.25	1.45	16.95	18.32
2020	555,605	15.28	33.97	14,585,519	0.00	0.25	1.45	14.37	15.75
2019	618,572	13.36	29.49	14,287,699	—	0.25	1.45	20.69	22.12
Invesco V.I. Small Cap Equity
2023	7,767	16.45	16.45	127,794	—	0.25	0.25	12.52	12.52
2022	1,768	14.62	14.62	25,840	—	0.25	0.25	(23.25)	(23.25)
2021	2,276	19.05	19.05	43,345	—	0.25	0.25	16.30	16.30
2020	2,094	13.40	16.69	34,289	0.00	0.25	1.45	21.38	22.72
2019	1,435	11.04	13.60	19,167	—	0.25	1.45	20.79	22.30
Invesco Value Opportunities
2023	173,420	14.62	20.03	2,532,275	0.00	0.90	1.25	10.36	10.76
2022	171,789	13.20	13.52	2,265,000	0.01	0.90	1.25	(2.87)	(2.51)
2021	180,157	13.54	13.92	2,437,161	0.01	0.90	1.25	29.97	30.44
2020	193,040	10.38	14.31	2,002,769	0.00	0.90	1.25	1.04	1.37
2019	213,243	10.24	14.14	2,182,017	—	0.90	1.25	24.56	24.88

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Janus Henderson Adaptive Risk Managed U.S. Equity
2023	54,641	12.95	13.25	723,049	0.00	0.90	1.25	10.12	10.51
2022	62,648	11.76	11.99	750,378	0.01	0.90	1.25	(17.99)	(17.71)
2021	67,696	14.34	14.57	984,922	0.00	0.90	1.25	14.26	14.63
2020	74,012	12.55	12.71	939,601	0.01	0.90	1.25	7.73	8.08
2019	76,599	11.65	11.76	899,928	0.40	0.90	1.25	18.03	18.43
Janus Henderson Mid Cap Value
2023	4,293	15.58	15.58	66,912	0.01	0.90	0.90	6.64	6.64
2022	4,166	14.61	14.61	60,873	0.01	0.90	0.90	(8.97)	(8.97)
2021	6,419	16.05	16.05	103,029	0.00	0.90	0.90	14.56	14.56
2020	10,424	14.01	14.01	146,602	0.01	0.90	0.90	(5.53)	(5.53)
2019	9,401	14.83	14.83	139,957	0.67	0.90	0.90	24.94	24.94
Janus Henderson Overseas
2023	535,946	7.31	7.77	4,145,339	0.01	0.90	1.25	5.79	6.29
2022	480,166	6.91	7.31	3,488,329	0.01	0.90	1.25	(12.75)	(12.56)
2021	382,935	7.92	8.36	3,188,030	0.01	0.90	1.25	8.05	8.43
2020	377,310	7.33	7.71	2,900,030	0.01	0.90	1.25	11.40	11.90
2019	395,871	6.58	6.89	2,724,337	1.70	0.90	1.25	21.40	21.73
Janus Henderson VIT Enterprise
2023	1,011,340	21.36	28.12	27,370,977	0.00	0.25	1.45	12.79	13.98
2022	1,054,053	18.92	24.67	25,323,958	0.00	0.25	1.45	(19.66)	(18.80)
2021	1,106,662	27.85	30.38	32,955,185	0.00	0.25	1.35	11.51	12.81
2020	1,199,928	21.12	27.44	31,834,681	—	0.25	1.45	13.98	15.34
2019	1,462,535	18.53	23.79	33,839,853	0.05	0.25	1.45	29.22	30.86
Janus Henderson VIT Mid Cap Value
2023	24,344	13.18	16.01	352,849	0.01	0.25	1.45	6.46	7.52
2022	14,380	12.38	14.89	207,238	0.01	0.25	1.45	(9.70)	(8.76)
2021	12,738	13.71	16.32	199,769	0.00	0.25	1.45	14.25	15.66
2020	8,318	12.00	14.38	115,047	0.01	0.25	1.45	(5.51)	(4.39)
2019	4,904	12.70	15.04	70,226	1.38	0.25	1.45	24.39	25.86

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Janus Henderson VIT Overseas
2023	74,272	7.89	9.85	605,878	0.01	0.25	1.45	6.03	7.06
2022	47,192	7.51	9.29	365,923	0.02	0.25	1.45	(12.61)	(11.65)
2021	51,648	8.35	10.63	452,944	0.01	0.25	1.45	8.36	9.72
2020	39,049	7.61	9.81	316,203	0.01	0.25	1.45	10.97	12.32
2019	19,142	6.78	8.84	147,924	2.11	0.25	1.45	21.10	22.56
Janus Henderson VIT Research
2023	581,757	22.41	28.78	14,040,052	0.00	0.25	1.45	36.72	38.23
2022	574,495	16.37	20.82	10,042,715	—	0.25	1.45	(32.96)	(32.27)
2021	760,667	24.42	30.74	19,748,761	0.00	0.25	1.45	14.81	16.22
2020	853,391	21.27	26.96	19,181,043	0.00	0.25	1.45	26.76	28.32
2019	1,000,483	16.78	21.01	17,648,400	0.30	0.25	1.45	29.38	30.90
Lord Abbett Series Bond-Debenture VC
2023	439,437	9.25	11.17	4,254,522	0.05	0.25	1.45	2.10	3.14
2022	444,151	9.06	10.83	4,202,378	0.04	0.25	1.45	(16.42)	(15.59)
2021	450,881	10.84	12.83	5,091,357	0.03	0.25	1.45	(1.19)	(0.08)
2020	464,110	10.97	13.08	5,231,287	0.04	0.25	1.45	2.62	3.89
2019	405,271	10.69	12.59	4,407,717	3.90	0.25	1.45	8.42	9.76
Lord Abbett Series Developing Growth VC
2023	85,903	14.14	19.37	1,234,902	—	0.25	1.45	3.70	4.70
2022	103,028	13.77	18.50	1,418,892	—	0.25	1.45	(38.64)	(38.00)
2021	110,641	22.44	29.84	2,468,243	—	0.25	1.45	(6.97)	(5.87)
2020	115,101	23.48	32.30	2,806,164	—	0.25	1.45	64.98	67.10
2019	140,457	14.13	19.33	1,997,354	—	0.25	1.45	26.03	27.59
Lord Abbett Series Dividend Growth VC
2023	2,612	23.15	23.15	60,489	0.01	0.25	0.25	12.60	12.60
2022	—	16.25	16.25	—	—	1.45	1.45	(17.13)	(17.13)
2021	1,018	19.61	19.61	19,966	0.00	1.45	1.45	20.16	20.16
2020	3,073	16.32	20.58	50,294	0.01	0.25	1.45	10.42	11.73
2019	5,145	14.78	18.42	80,834	1.77	0.25	1.45	20.85	22.39

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Lord Abbett Series Growth Opportunities VC
2023	168	16.73	16.73	2,804	—	0.25	0.25	7.17	7.17
2022	—	15.61	15.61	—	—	0.25	0.25	(34.69)	(34.69)
2021	—	20.74	20.74	—	—	1.45	1.45	1.87	1.87
2020	2,257	20.36	23.63	45,954	—	0.25	1.45	33.25	34.95
2019	2,834	15.28	17.51	43,287	—	0.25	1.45	30.49	31.95
Lord Abbett Series Mid Cap Stock VC
2023	4,267	16.04	16.04	68,459	0.01	0.25	0.25	11.70	11.70
2022	2,708	11.66	14.36	38,884	0.01	0.25	1.45	(14.89)	(14.01)
2021	4,398	13.70	16.70	68,288	0.01	0.25	1.45	23.09	24.63
2020	4,430	11.13	13.66	55,566	0.01	0.25	1.45	(2.02)	(0.80)
2019	4,793	11.36	13.77	61,301	0.96	0.25	1.45	17.36	18.71
Lord Abbett Series Total Return VC
2023	62,573	7.63	8.84	545,754	0.04	0.25	1.45	2.01	2.91
2022	63,586	7.48	8.59	539,549	0.04	0.25	1.45	(17.71)	(16.76)
2021	40,612	9.09	10.32	411,501	0.03	0.25	1.45	(4.52)	(3.46)
2020	6,913	9.52	10.89	73,781	0.03	0.25	1.45	2.70	3.91
2019	5,058	9.27	10.48	51,945	1.41	0.25	1.45	3.69	5.01
LVIP JPMorgan Core Bond Fund (a)
2023	521,394	7.35	7.94	4,111,574	0.03	0.25	1.45	1.24	2.20
2022	472,240	7.26	7.72	3,671,313	0.02	0.25	1.45	(16.46)	(15.44)
2021	524,424	8.69	9.13	4,848,816	0.01	0.25	1.45	(5.95)	(4.90)
2020	585,642	9.24	9.80	5,712,723	0.02	0.25	1.45	3.01	4.17
2019	505,549	8.97	9.45	4,767,625	2.20	0.25	1.45	3.22	4.47
LVIP JPMorgan Small Cap Core Fund (a)
2023	16,492	13.78	19.28	297,471	0.01	0.25	1.45	8.16	9.17
2022	15,371	12.74	17.66	253,602	0.00	0.25	1.45	(22.93)	(22.10)
2021	15,395	16.53	22.67	324,542	0.00	0.25	1.45	15.84	17.22
2020	10,680	14.27	19.64	189,496	0.01	0.25	1.45	8.35	9.66
2019	10,363	13.17	17.91	168,293	0.19	0.25	1.45	18.86	20.28

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
LVIP JPMorgan US Equity Fund (a)
2023	13,296	22.33	30.00	326,277	0.01	0.25	1.45	21.56	22.80
2022	13,080	18.37	24.43	263,830	0.00	0.25	1.45	(22.23)	(21.47)
2021	6,603	23.62	31.11	163,932	0.01	0.25	1.45	23.41	24.89
2020	6,413	19.14	25.29	128,746	0.00	0.25	1.45	19.48	20.95
2019	14,212	16.02	20.91	269,132	0.65	0.25	1.45	25.65	27.19
MFS® VIT Emerging Markets Equity
2023	8,214	7.46	7.50	61,059	0.01	0.25	1.45	6.12	7.30
2022	7,891	6.99	7.03	55,225	0.04	0.25	1.45	(23.25)	(22.51)
2021	8,886	9.02	9.16	81,010	0.00	0.25	1.25	(11.07)	(10.07)
2020	15,833	10.03	10.30	161,856	0.02	0.25	1.45	5.42	6.82
2019	25,226	9.40	9.77	241,189	0.48	0.25	1.45	14.94	16.22
MFS® VIT Global Tactical Allocation
2023	460	9.08	9.08	4,172	0.00	1.25	1.45	4.73	4.73
2022	557	8.67	8.67	4,826	0.02	1.45	1.45	(11.26)	(11.26)
2021	648	9.77	9.77	6,331	0.01	1.45	1.45	(1.91)	(1.91)
2020	722	9.96	10.80	7,184	0.02	0.25	1.45	1.32	2.66
2019	795	9.83	10.52	7,810	2.79	0.25	1.45	9.34	10.62
MFS® VIT High Yield
2023	—	9.30	10.39	—	—	0.25	1.45	7.76	8.91
2022	—	9.54	9.54	—	—	0.25	0.25	(13.67)	(13.67)
2021	5,079	10.09	11.05	56,077	0.02	0.25	1.45	(1.46)	(0.18)
2020	17,162	10.24	11.24	179,862	0.40	0.25	1.45	0.29	1.44
2019	—	10.21	11.08	—	—	0.25	1.45	9.43	10.80
MFS® VIT II MA Investors Growth Stock
2023	6,771	30.51	31.09	209,101	0.00	0.25	0.25	19.74	19.76
2022	5,935	25.48	25.96	152,754	—	0.25	0.25	(22.00)	(21.98)
2021	—	24.82	33.28	—	—	0.25	1.45	20.19	21.64
2020	—	20.65	27.36	—	—	0.25	1.45	16.86	18.29
2019	8,737	17.67	23.13	198,635	—	0.25	1.45	33.46	35.11

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
MFS® VIT II Research International
2023	892,466	7.77	11.16	8,306,537	0.01	0.25	1.45	8.07	9.30
2022	779,273	9.34	10.21	6,753,566	0.02	0.25	1.45	(21.18)	(20.48)
2021	901,809	11.85	12.84	9,780,443	0.01	0.25	1.45	6.37	7.72
2020	1,048,078	8.58	12.14	10,735,215	0.02	0.25	1.45	7.84	9.07
2019	649,315	7.95	11.13	5,915,024	1.22	0.25	1.45	22.10	23.53
MFS® VIT International Intrinsic Value
2023	113,225	12.14	13.42	1,396,860	0.00	0.25	1.45	12.41	13.54
2022	149,320	10.80	11.82	1,629,925	0.00	0.25	1.45	(26.88)	(26.17)
2021	162,997	14.77	16.01	2,437,781	0.00	0.25	1.25	5.42	6.80
2020	167,692	14.01	15.18	2,372,547	0.01	0.25	1.45	15.02	16.32
2019	62,724	12.18	13.05	796,006	1.38	0.25	1.45	20.12	21.62
MFS® VIT Investors Trust
2023	6,751	18.21	24.29	135,527	0.00	0.25	1.45	13.74	14.90
2022	4,609	16.01	21.14	84,789	0.00	0.25	1.45	(20.11)	(19.34)
2021	4,122	20.04	26.21	88,680	0.00	0.25	1.45	21.01	22.48
2020	1,156	16.56	21.81	24,754	0.00	0.25	1.45	8.59	9.93
2019	1,142	15.25	19.84	22,263	4.30	0.25	1.45	25.51	27.10
MFS® VIT New Discovery
2023	14,532	14.71	18.22	252,181	—	0.25	1.45	9.53	10.56
2022	16,774	13.43	16.48	265,720	—	0.25	1.45	(32.92)	(32.21)
2021	17,585	20.02	24.31	409,002	—	0.25	1.45	(2.82)	(1.66)
2020	13,063	20.60	25.19	311,614	—	0.25	1.45	39.19	40.96
2019	15,928	14.80	17.87	272,394	—	0.25	1.45	35.16	36.73
MFS® VIT Research
2023	1,709	25.77	25.77	44,049	0.00	0.25	0.25	18.21	18.21
2022	1,741	21.80	21.80	37,957	0.00	0.25	0.25	(20.03)	(20.03)
2021	1,772	20.42	27.26	48,309	0.00	0.25	1.45	19.07	20.51
2020	6,602	17.15	23.05	141,651	0.01	0.25	1.45	11.22	12.60
2019	6,439	15.42	20.47	123,144	0.61	0.25	1.45	26.81	28.34

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
MFS® VIT Total Return
2023	1,005,908	12.17	15.33	14,479,191	0.02	0.25	1.45	5.55	6.68
2022	1,207,078	11.67	14.37	16,241,682	0.01	0.25	1.45	(13.56)	(12.70)
2021	1,199,389	13.50	15.62	18,726,542	0.02	0.75	1.45	8.87	9.69
2020	1,339,879	12.26	15.22	19,074,739	0.02	0.25	1.45	4.73	5.99
2019	1,799,981	11.69	14.36	24,301,271	1.93	0.25	1.45	14.84	16.28
MFS® VIT Total Return Bond
2023	36,102	7.72	8.75	308,489	0.03	0.25	1.45	2.66	3.67
2022	36,958	7.52	8.44	305,263	0.02	0.25	1.45	(17.72)	(16.93)
2021	30,980	9.14	10.16	306,924	0.02	0.25	1.45	(5.38)	(4.24)
2020	15,892	9.66	10.81	163,316	0.04	0.25	1.45	3.43	4.75
2019	9,864	9.34	10.32	97,487	3.02	0.25	1.45	5.18	6.39
MFS® VIT Utilities
2023	612,335	12.10	20.48	12,071,867	0.03	0.25	1.45	(6.50)	(5.50)
2022	781,487	12.93	16.72	15,890,001	0.02	0.25	1.45	(3.72)	(2.68)
2021	707,714	13.43	17.18	15,337,441	0.01	0.25	1.45	8.91	10.13
2020	767,473	12.33	20.52	15,127,555	0.02	0.25	1.45	0.98	2.25
2019	825,007	12.21	20.17	16,145,843	4.14	0.25	1.45	19.35	20.75
Morgan Stanley VIF Emerging Markets Debt
2023	16,463	7.72	7.72	127,180	0.06	0.25	0.25	8.12	8.12
2022	17,403	7.14	7.14	124,319	0.07	0.25	0.25	(21.37)	(21.37)
2021	17,154	9.08	9.08	155,901	0.06	0.25	0.25	(5.12)	(5.12)
2020	16,796	9.57	9.92	160,864	0.04	0.25	1.45	0.92	2.21
2019	16,926	9.38	9.83	158,869	8.36	0.25	1.45	9.22	10.45
Morgan Stanley VIF Emerging Markets Equity
2023	539,777	5.88	8.21	3,795,454	0.02	0.25	1.45	7.30	8.31
2022	585,334	7.24	7.58	3,813,755	0.00	0.25	1.45	(28.25)	(27.46)
2021	615,741	7.65	10.45	5,567,401	0.01	0.25	1.35	(1.46)	(0.38)
2020	1,037,848	7.76	10.65	8,950,437	0.01	0.25	1.45	9.28	10.71
2019	1,094,953	7.09	9.62	9,074,201	1.02	0.25	1.45	14.41	15.76

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2023	118,309	13.44	16.29	1,591,833	0.02	0.25	0.75	12.56	13.13
2022	117,485	11.96	14.40	1,403,710	0.01	0.25	1.45	(16.77)	(15.94)
2021	113,670	14.37	17.13	1,624,018	0.01	0.25	1.45	13.15	14.58
2020	162,110	12.53	15.18	2,034,802	0.02	0.25	1.45	5.13	6.38
2019	138,904	11.83	14.27	1,707,455	1.62	0.25	1.45	16.83	18.33
Morningstar Balanced ETF Asset Allocation Portfolio
2023	605,252	10.78	12.63	6,939,253	0.02	0.25	1.45	8.12	9.16
2022	606,605	9.97	11.57	6,307,676	0.02	0.25	1.45	(16.50)	(15.67)
2021	552,374	11.94	13.72	6,763,439	0.01	0.25	1.45	6.04	7.27
2020	1,183,274	11.26	12.99	13,456,005	0.03	0.25	1.45	4.26	5.61
2019	523,466	10.80	12.30	5,672,536	2.20	0.25	1.45	11.23	12.53
Morningstar Conservative ETF Asset Allocation Portfolio
2023	270,638	8.00	8.84	2,325,240	0.02	0.25	1.45	3.36	4.37
2022	255,244	7.74	8.47	2,073,854	0.01	0.25	1.45	(15.50)	(14.62)
2021	303,277	9.16	9.92	2,908,135	0.01	0.25	1.45	(2.14)	(1.00)
2020	297,627	9.36	10.17	2,912,216	0.02	0.25	1.45	1.85	3.04
2019	238,445	9.19	9.87	2,274,187	2.20	0.25	1.45	4.67	6.02
Morningstar Growth ETF Asset Allocation Portfolio
2023	642,490	12.29	14.81	8,023,349	0.02	0.25	1.45	10.42	11.61
2022	669,312	11.13	13.27	7,525,468	0.02	0.25	1.45	(16.82)	(16.07)
2021	657,537	13.38	15.81	8,822,592	0.01	0.25	1.45	9.85	11.26
2020	850,133	12.11	14.43	10,310,746	0.02	0.25	1.45	5.18	6.49
2019	636,242	11.43	13.55	7,287,936	1.81	0.25	1.45	14.54	15.91
Morningstar Income and Growth ETF Asset Allocation Portfolio
2023	137,323	9.35	10.65	1,386,927	0.02	0.25	1.45	6.01	7.04
2022	108,032	8.82	9.95	994,817	0.01	0.25	1.45	(16.16)	(15.32)
2021	167,235	10.52	11.75	1,829,360	0.01	0.25	1.45	1.84	3.07
2020	192,757	10.33	11.57	2,054,801	0.02	0.25	1.45	3.61	4.90
2019	121,864	9.97	11.03	1,248,386	1.99	0.25	1.45	8.02	9.32

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Neuberger Berman AMT Sustainable Equity I
2023	250,434	13.58	22.75	3,456,160	0.00	0.25	1.45	21.36	22.84
2022	260,404	11.19	18.52	2,957,325	0.00	0.25	1.45	(21.97)	(21.06)
2021	324,004	14.34	23.46	4,701,748	0.00	0.25	1.45	18.12	19.51
2020	370,621	12.14	20.00	4,541,207	0.01	0.25	1.45	14.31	15.74
2019	475,001	10.62	17.28	5,070,295	2.80	0.25	1.45	6.20	7.14
Neuberger Berman AMT Sustainable Equity S
2023	165,859	30.24	33.66	5,580,656	0.00	0.75	1.35	21.20	21.91
2022	177,475	24.95	27.61	4,894,128	0.00	0.75	1.35	(22.10)	(21.63)
2021	189,148	32.03	35.23	6,654,112	0.00	0.75	1.35	17.89	18.62
2020	212,863	27.17	29.70	6,312,264	0.00	0.75	1.35	14.16	14.89
2019	250,063	23.80	25.85	6,458,231	0.29	0.75	1.35	20.26	20.96
Neuberger Berman Core Bond
2023	286,434	7.72	8.61	2,419,027	0.04	0.90	1.25	1.31	1.53
2022	299,881	7.62	8.48	2,493,822	0.04	0.90	1.25	(17.53)	(17.19)
2021	193,535	9.24	10.24	1,966,056	0.02	0.90	1.25	(5.62)	(5.27)
2020	206,456	9.79	10.81	2,211,494	0.03	0.90	1.25	4.59	4.85
2019	333,795	9.36	10.31	3,382,897	3.22	0.90	1.25	4.46	4.88
Neuberger Berman Large Cap Value
2023	53,555	15.08	15.61	835,703	0.02	0.90	1.10	(6.04)	(5.85)
2022	61,802	16.05	16.58	1,024,423	0.01	0.90	1.10	(5.48)	(5.31)
2021	55,399	16.98	17.51	969,546	0.01	0.90	1.10	22.51	22.79
2020	57,260	13.57	14.26	816,250	0.01	0.90	1.25	9.35	9.69
2019	70,964	12.41	13.00	922,103	1.50	0.90	1.25	18.42	18.83
Neuberger Berman Sustainable Equity
2023	69,036	20.63	21.37	1,468,628	0.00	0.90	1.10	21.50	21.70
2022	61,971	16.98	17.56	1,086,556	—	0.90	1.10	(22.00)	(21.85)
2021	62,099	21.77	22.47	1,391,959	0.00	0.90	1.10	18.25	18.45
2020	70,096	18.01	18.97	1,325,589	0.00	0.90	1.25	14.28	14.62
2019	63,329	15.76	16.55	1,046,490	0.50	0.90	1.25	20.40	20.89

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
North Square Spectrum Alpha
2023	164	16.34	16.34	2,676	—	0.90	0.90	19.97	19.97
2022	3,021	13.62	13.62	41,168	—	0.90	0.90	(29.83)	(29.83)
2021	2,789	19.41	19.41	54,160	—	0.90	0.90	5.95	5.95
2020	2,743	18.32	18.32	50,295	—	0.90	0.90	24.88	24.88
2019	5,734	14.67	14.67	84,111	—	0.90	0.90	17.74	17.74
Northern Global Tactical Asset Allocation
2023	7,731	12.52	12.52	96,797	0.04	0.90	0.90	6.55	6.55
2022	7,857	11.75	11.75	92,372	0.02	0.90	0.90	(16.13)	(16.13)
2021	9,690	14.01	14.01	135,767	0.02	0.90	0.90	6.95	6.95
2020	9,699	13.10	13.10	127,078	0.02	0.90	0.90	2.42	2.42
2019	8,720	12.79	12.79	111,585	2.01	0.90	0.90	13.09	13.09
Northern Large Cap Core
2023	5,208	24.49	24.49	127,531	0.01	0.90	0.90	19.52	19.52
2022	6,313	20.49	20.49	129,362	0.01	0.90	0.90	(18.75)	(18.75)
2021	8,600	25.22	25.22	216,860	0.01	0.90	0.90	27.96	27.96
2020	9,588	19.71	19.71	188,969	0.01	0.90	0.90	7.59	7.59
2019	8,644	18.32	18.32	158,360	1.82	0.90	0.90	20.84	20.84
Northern Large Cap Value
2023	20,617	19.69	19.69	405,574	0.03	0.90	0.90	5.86	5.86
2022	20,360	18.60	18.60	378,436	0.01	0.90	0.90	(9.58)	(9.58)
2021	12,315	20.57	20.57	253,024	0.02	0.90	0.90	23.40	23.40
2020	11,351	16.67	16.67	188,922	0.01	0.90	0.90	(2.57)	(2.57)
2019	25,085	17.11	17.11	428,979	2.93	0.90	0.90	21.09	21.09
PGIM Focused Growth
2023	352,180	7.96	8.00	2,817,235	—	0.90	1.10	46.06	46.52
2022	377,867	5.45	5.46	2,063,314	—	0.90	1.10	(43.05)	(42.95)
2021	396,159	9.57	9.57	3,793,610	—	0.90	1.10	—	—

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PGIM Jennison Mid-Cap Growth
2023	8,588	19.94	19.94	171,190	—	0.90	0.90	15.59	15.59
2022	7,502	17.25	17.25	129,357	—	0.90	0.90	(26.94)	(26.94)
2021	8,150	23.61	23.61	192,400	—	0.90	0.90	7.12	7.12
2020	9,351	22.04	22.04	206,074	—	0.90	0.90	36.72	36.72
2019	7,536	16.12	16.12	121,439	—	0.90	0.90	31.91	31.91
PGIM Jennison Natural Resources
2023	4,979	7.46	7.46	37,158	0.02	0.90	0.90	(5.93)	(5.93)
2022	2,665	7.93	7.93	21,153	0.03	0.90	0.90	19.61	19.61
2021	2,568	6.63	6.63	17,020	0.01	0.90	0.90	22.55	22.55
2020	2,682	5.41	5.41	14,521	0.01	0.90	0.90	6.71	6.71
2019	2,452	5.07	5.07	12,418	1.73	0.90	0.90	12.17	12.17
PGIM Jennison Small Company
2023	25,354	20.44	20.44	517,528	0.00	0.90	0.90	7.24	7.24
2022	25,940	19.06	19.06	493,847	—	0.90	0.90	(21.98)	(21.98)
2021	29,793	24.43	24.43	727,252	—	0.90	0.90	24.07	24.07
2020	34,865	18.73	19.69	685,989	—	0.90	1.25	21.78	22.22
2019	37,406	15.38	16.11	602,154	—	0.90	1.25	22.94	23.45
PGIM Quant Solutions Small-Cap Value(c)
2023	19,619	12.99	13.80	269,545	0.02	0.90	1.25	11.69	12.10
2022	19,346	11.63	12.31	237,180	0.02	0.90	1.25	(15.17)	(14.87)
2021	20,605	13.71	14.46	296,063	0.01	0.90	1.25	35.34	35.77
2020	21,545	10.13	10.65	227,981	0.01	0.90	1.25	(7.49)	(7.15)
2019	28,776	10.95	11.47	328,358	2.93	0.90	1.25	13.59	14.02
PIMCO All Asset
2023	18,767	10.38	10.38	193,993	0.03	0.90	0.90	3.80	3.80
2022	23,972	10.00	10.00	239,115	0.06	0.90	0.90	(15.54)	(15.54)
2021	24,533	11.84	11.84	289,664	0.12	0.90	0.90	10.34	10.34
2020	26,589	10.73	10.73	284,413	0.03	0.90	0.90	3.57	3.57
2019	34,297	10.36	10.36	354,523	2.66	0.90	0.90	7.25	7.25

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO CommodityRealReturn Strategy
2023	16,051	4.88	4.88	78,002	0.04	0.90	0.90	(11.27)	(11.27)
2022	19,082	5.50	5.50	104,727	0.37	0.90	0.90	4.17	4.17
2021	21,660	5.28	5.28	114,053	0.20	0.90	0.90	27.85	27.85
2020	20,628	4.13	4.13	85,051	0.01	0.90	0.90	(3.50)	(3.50)
2019	19,370	4.28	4.28	82,717	3.85	0.90	0.90	7.54	7.54
PIMCO Emerging Markets Bond
2023	4,524	8.38	8.38	37,867	0.10	0.90	0.90	7.44	7.44
2022	15,111	7.80	7.80	117,816	0.06	0.90	0.90	(19.84)	(19.84)
2021	14,392	9.73	9.73	140,015	0.07	0.90	0.90	(6.17)	(6.17)
2020	1,546	10.37	10.37	16,005	0.04	0.90	0.90	2.07	2.07
2019	1,490	10.16	10.16	15,117	3.56	0.90	0.90	10.08	10.08
PIMCO High Yield
2023	84,898	11.84	15.60	1,270,244	0.06	0.90	1.25	7.64	8.09
2022	83,198	11.00	13.84	1,151,772	0.04	0.90	1.25	(14.79)	(14.52)
2021	90,462	12.91	16.19	1,464,828	0.04	0.90	1.25	(0.62)	(0.31)
2020	106,703	12.99	17.04	1,739,637	0.04	0.90	1.25	0.62	1.00
2019	101,573	12.91	16.91	1,636,893	5.10	0.90	1.25	9.69	10.14
PIMCO International Bond(U.S. Dollar-Hedged)
2023	421,769	9.75	10.09	4,241,906	0.02	0.90	1.10	4.50	4.67
2022	460,532	9.33	9.64	4,425,525	0.02	0.90	1.10	(14.09)	(13.85)
2021	365,442	10.86	11.19	4,088,637	0.01	0.90	1.10	(6.22)	(6.05)
2020	443,302	11.34	11.91	5,276,762	0.02	0.90	1.25	1.07	1.36
2019	464,576	11.22	11.75	5,450,083	5.60	0.90	1.25	2.28	2.62
PIMCO Low Duration
2023	20,096	6.95	6.95	139,566	0.03	0.90	0.90	0.72	0.72
2022	24,322	6.90	6.90	167,775	0.01	0.90	0.90	(9.33)	(9.33)
2021	4,258	7.61	7.61	32,418	0.00	0.90	0.90	(4.99)	(4.99)
2020	3,770	8.01	8.01	30,229	0.01	0.90	0.90	(1.23)	(1.23)
2019	4,061	8.11	8.11	32,924	3.15	0.90	0.90	(0.12)	(0.12)

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO Real Return
2023	100,374	8.34	8.34	837,308	0.03	0.90	0.90	(0.95)	(0.95)
2022	100,888	8.42	8.42	849,037	0.07	0.90	0.90	(15.80)	(15.80)
2021	86,246	10.00	10.00	861,866	0.05	0.90	0.90	1.01	1.01
2020	89,845	9.90	9.90	889,376	0.02	0.90	0.90	7.03	7.03
2019	100,796	9.25	9.25	931,514	1.31	0.90	0.90	3.70	3.70
PIMCO StocksPLUS® Small Fund
2023	21,200	18.33	18.33	389,037	0.02	0.90	0.90	12.18	12.18
2022	20,097	16.34	16.34	328,795	—	0.90	0.90	(27.15)	(27.15)
2021	25,879	22.43	22.43	581,000	0.17	0.90	0.90	9.25	9.25
2020	26,772	20.53	20.53	549,943	0.04	0.90	0.90	14.76	14.76
2019	88,649	17.89	17.89	1,586,392	2.61	0.90	0.90	21.37	21.37
PIMCO Total Return
2023	188,420	8.53	8.53	1,608,020	0.03	0.90	0.90	1.55	1.55
2022	202,451	8.40	8.40	1,699,871	0.03	0.90	0.90	(17.81)	(17.81)
2021	198,487	10.22	10.22	2,029,174	0.02	0.90	0.90	(5.28)	(5.28)
2020	204,724	10.79	10.79	2,207,748	0.02	0.90	0.90	4.15	4.15
2019	226,602	10.36	10.36	2,347,695	3.20	0.90	0.90	3.50	3.50
PIMCO VIT All Asset Administrative
2023	327,703	12.20	13.83	4,517,732	0.03	0.75	1.35	3.48	4.14
2022	351,375	11.79	13.28	4,649,478	0.07	0.75	1.35	(15.60)	(15.09)
2021	406,909	13.97	15.64	6,343,555	0.11	0.75	1.35	11.31	11.95
2020	401,133	12.55	13.97	5,584,370	0.05	0.75	1.35	3.38	4.02
2019	447,756	12.14	13.43	5,994,323	2.92	0.75	1.35	7.15	7.78
PIMCO VIT All Asset Advisor
2023	85,034	9.48	10.78	915,275	0.03	0.25	1.45	3.61	4.56
2022	73,606	9.15	10.31	757,694	0.07	0.25	1.45	(15.59)	(14.72)
2021	48,339	10.84	12.09	581,262	0.11	0.25	1.45	10.95	12.36
2020	40,753	9.77	10.96	434,795	0.04	0.25	1.45	3.28	4.38
2019	32,905	9.46	10.50	333,049	3.39	0.25	1.45	6.89	8.25

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT CommodityRealReturn Strategy Administrative
2023	915,090	4.37	5.03	4,505,201	0.17	0.75	1.35	(11.90)	(11.29)
2022	1,383,365	4.96	5.67	7,672,733	0.25	0.75	1.35	3.98	4.61
2021	1,673,553	4.77	5.42	8,802,103	0.04	0.75	1.35	27.88	28.44
2020	711,809	3.73	4.22	2,987,436	0.07	0.75	1.35	(3.12)	(2.54)
2019	640,609	3.85	4.33	2,755,722	3.25	0.75	1.35	6.65	7.44
PIMCO VIT CommodityRealReturn Strategy Advisor
2023	38,956	4.56	5.58	180,337	0.08	0.25	1.45	(11.85)	(10.94)
2022	158,362	5.12	6.33	927,671	0.23	0.25	1.45	4.11	5.13
2021	40,886	4.87	6.08	200,736	0.03	0.25	1.45	27.46	28.84
2020	14,963	3.78	4.77	56,449	0.04	0.25	1.45	(3.25)	(2.04)
2019	15,974	3.86	4.93	61,553	3.18	0.25	1.45	6.48	7.97
PIMCO VIT Emerging Markets Bond
2023	187,339	8.26	10.34	1,882,624	0.06	0.25	1.45	6.20	7.44
2022	188,181	7.76	9.01	1,775,968	0.04	0.25	1.45	(19.33)	(18.46)
2021	250,702	9.62	11.05	2,935,103	0.06	0.25	1.45	(6.87)	(5.80)
2020	230,774	10.33	12.72	2,878,760	0.05	0.25	1.45	1.97	3.20
2019	270,091	10.13	12.39	3,272,587	4.02	0.25	1.45	9.63	10.92
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)
2023	5,009	6.93	9.58	48,019	0.03	0.25	1.45	0.87	1.81
2022	4,863	9.41	9.41	45,802	0.01	0.25	0.25	(13.91)	(13.91)
2021	5,265	10.93	10.93	57,592	0.05	0.25	0.25	(7.37)	(7.37)
2020	5,199	8.81	12.08	61,364	0.02	0.25	1.45	5.26	6.53
2019	5,074	8.37	11.34	56,300	2.36	0.25	1.45	1.33	2.62
PIMCO VIT Global Managed Asset Allocation
2023	10,978	10.56	11.68	125,921	0.02	0.25	1.45	8.09	9.26
2022	10,855	9.77	10.69	114,199	0.02	0.25	1.45	(21.78)	(20.99)
2021	14,794	12.49	13.53	198,175	0.03	0.25	1.45	7.67	9.02
2020	9,485	11.60	12.57	116,361	0.03	0.25	1.45	11.65	12.94
2019	1,630	10.39	11.13	16,938	0.48	0.25	1.45	11.84	13.22

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT High Yield
2023	16,349	9.68	17.60	287,514	0.06	0.25	1.45	7.44	8.51
2022	15,132	9.01	16.22	245,201	0.05	0.25	1.45	(14.11)	(13.26)
2021	21,561	10.49	18.70	367,564	0.05	0.25	1.45	(1.04)	0.21
2020	9,741	10.60	19.10	162,140	0.02	0.25	1.45	1.05	2.25
2019	133,897	10.49	18.68	1,912,690	4.97	0.25	1.45	9.61	10.93
PIMCO VIT International Bond Portfolio(U.S. Dollar-Hedged)
2023	759,657	9.85	10.73	8,065,915	0.02	0.75	1.35	4.34	4.99
2022	805,849	9.44	10.22	8,180,516	0.01	0.75	1.35	(14.03)	(13.46)
2021	812,544	10.98	11.81	9,589,217	0.02	0.75	1.35	(6.07)	(5.52)
2020	600,916	11.69	12.50	7,406,108	0.06	0.75	1.35	1.04	1.63
2019	629,161	11.57	12.30	7,731,018	1.86	0.75	1.35	2.39	3.10
PIMCO VIT International Bond Portfolio (Unhedged)
2023	10,630	6.52	6.52	69,255	0.02	0.25	0.25	2.68	2.68
2022	7,786	6.35	6.35	49,379	0.01	0.25	0.25	(21.60)	(21.60)
2021	27,214	8.10	8.10	220,498	0.05	0.25	0.25	(10.60)	(10.60)
2020	25,126	8.79	9.23	227,660	0.05	0.25	1.45	5.90	7.08
2019	24,266	8.30	8.62	205,480	0.86	0.25	1.45	2.22	3.48
PIMCO VIT Low Duration Administrative (c)
2023	3,908,810	6.54	8.37	28,326,340	0.04	0.25	1.40	0.43	1.70
2022	4,391,617	7.01	8.23	31,545,128	0.01	0.25	1.40	(9.78)	(8.76)
2021	3,187,448	7.77	9.02	25,114,031	0.01	0.25	1.40	(5.24)	(4.14)
2020	3,705,883	7.60	9.67	30,744,495	0.01	0.25	1.40	(1.44)	(0.31)
2019	3,160,496	7.71	9.70	26,421,783	2.77	0.25	1.40	(0.48)	0.73
PIMCO VIT Low Duration Advisor
2023	63,949	6.91	7.56	477,194	0.03	0.25	1.45	0.58	1.61
2022	93,556	6.87	7.31	680,268	0.02	0.25	1.45	(9.84)	(8.85)
2021	94,550	7.62	8.02	760,240	0.00	0.25	1.45	(5.34)	(4.18)
2020	95,450	8.05	8.53	800,165	0.01	0.25	1.45	(1.59)	(0.35)
2019	106,010	8.18	8.56	892,132	2.37	0.25	1.45	(0.61)	0.59

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
PIMCO VIT Real Return Administrative (c)
2023	1,709,263	8.70	9.96	16,403,665	0.03	0.75	1.40	(0.80)	(0.20)
2022	1,822,007	8.77	10.21	17,555,272	0.07	0.25	1.40	(15.67)	(14.70)
2021	2,156,777	10.40	11.76	24,340,503	0.05	0.75	1.40	0.97	1.73
2020	1,892,947	10.30	12.03	21,279,025	0.01	0.25	1.40	6.96	8.09
2019	2,138,306	9.63	11.13	22,383,387	1.68	0.25	1.40	3.74	5.00
PIMCO VIT Real Return Advisor
2023	111,182	7.64	8.79	952,674	0.03	0.25	1.45	(0.78)	0.23
2022	100,291	7.70	8.77	857,582	0.07	0.25	1.45	(15.66)	(14.77)
2021	64,496	9.13	10.10	644,261	0.06	0.25	1.45	0.88	2.12
2020	28,794	9.05	10.08	278,041	0.01	0.25	1.45	6.72	8.04
2019	55,355	8.48	9.33	506,777	1.34	0.25	1.45	3.67	4.83
PIMCO VIT Short-Term
2023	248,518	7.54	8.25	2,017,766	0.04	0.25	1.45	1.48	2.48
2022	290,181	7.43	8.05	2,321,666	0.02	0.25	1.45	(4.50)	(3.48)
2021	80,087	7.78	8.34	654,648	0.01	0.25	1.45	(4.42)	(3.36)
2020	45,546	8.14	8.76	389,604	0.01	0.25	1.45	(2.40)	(1.13)
2019	151,650	8.34	8.86	1,322,300	2.00	0.25	1.45	(1.77)	(0.56)
PIMCO VIT Total Return Administrative
2023	1,092,096	8.51	8.51	9,327,169	0.04	1.40	1.40	1.43	1.43
2022	1,101,981	8.39	8.39	9,282,733	0.03	1.40	1.40	(18.07)	(18.07)
2021	1,284,545	10.24	10.24	13,187,109	0.02	1.40	1.40	(5.54)	(5.54)
2020	1,324,739	10.84	10.84	14,391,974	0.02	1.40	1.40	4.03	4.03
2019	1,339,766	10.42	12.49	13,997,936	3.03	0.25	1.40	3.68	4.87
PIMCO VIT Total Return Advisor
2023	1,833,992	7.43	8.51	14,836,640	0.04	0.25	1.45	1.36	2.45
2022	1,171,416	7.33	8.31	9,308,527	0.02	0.25	1.45	(17.92)	(17.15)
2021	1,206,157	8.93	10.03	11,587,277	0.02	0.25	1.45	(5.60)	(4.48)
2020	1,140,056	9.46	10.50	11,464,816	0.02	0.25	1.45	3.73	5.11
2019	863,420	9.12	9.99	8,315,061	2.58	0.25	1.45	3.52	4.72

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Pioneer Bond VCT
2023	15,676	8.46	8.46	132,477	0.03	0.25	0.25	3.30	3.30
2022	14,594	8.19	8.19	119,423	0.02	0.25	0.25	(17.19)	(17.19)
2021	22,413	9.89	9.89	221,587	0.02	0.25	0.25	(3.04)	(3.04)
2020	15,039	9.69	10.35	153,189	0.01	0.25	1.45	3.64	4.97
2019	219,708	9.35	9.86	2,073,250	3.24	0.25	1.45	4.12	5.34
Pioneer Equity Income VCT
2023	981	14.94	19.71	14,661	0.01	0.25	1.45	2.75	3.74
2022	7,955	14.54	19.00	141,187	0.01	0.25	1.45	(11.77)	(10.84)
2021	9,464	16.48	21.31	189,597	0.01	0.25	1.45	19.85	21.29
2020	7,900	13.75	17.84	134,180	0.02	0.25	1.45	(4.65)	(3.46)
2019	9,677	14.42	18.48	171,872	2.54	0.25	1.45	19.77	21.26
Pioneer High Yield VCT
2023	2,537	10.44	10.44	26,484	0.05	0.25	0.25	7.52	7.52
2022	2,467	9.71	9.71	23,961	0.10	0.25	0.25	(14.30)	(14.30)
2021	—	9.84	9.84	—	—	1.45	1.45	0.82	0.82
2020	—	9.76	11.27	—	0.01	0.25	1.45	(2.50)	(1.31)
2019	10,830	10.01	11.42	118,517	5.20	0.25	1.45	9.40	10.66
Pioneer Real Estate Shares VCT (b)
2023	—	9.39	11.49	—	—	0.25	1.45	(2.49)	(2.13)
2022	—	9.63	11.56	—	0.02	0.25	1.45	(33.86)	(33.22)
2021	1,795	14.56	17.31	27,679	0.01	0.25	1.45	34.57	36.30
2020	1,758	10.82	12.90	20,072	0.01	0.25	1.45	(11.60)	(10.60)
2019	3,702	12.24	14.43	50,362	1.84	0.25	1.45	22.28	23.86
Pioneer Strategic Income
2023	7,750	8.89	8.89	68,848	0.03	0.90	0.90	3.98	3.98
2022	9,176	8.55	8.55	78,402	0.03	0.90	0.90	(16.42)	(16.42)
2021	5,592	10.23	10.23	57,157	0.03	0.90	0.90	(1.82)	(1.82)
2020	5,783	10.42	10.42	60,180	0.03	0.90	0.90	3.27	3.27
2019	7,490	10.09	10.09	75,480	3.07	0.90	0.90	5.99	5.99

(b)	Liquidation. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Pioneer Strategic Income VCT
2023	34,081	8.08	8.82	287,112	0.03	0.25	1.45	3.46	4.63
2022	22,503	7.81	8.43	185,285	0.03	0.25	1.45	(16.47)	(15.62)
2021	23,776	9.35	9.99	233,104	0.02	0.25	1.45	(2.71)	(1.58)
2020	8,232	9.61	10.30	81,652	0.01	0.25	1.45	2.78	3.94
2019	121,371	9.35	9.91	1,136,819	3.77	0.25	1.45	4.70	5.99
Putnam VT Core Equity Fund (a)
2023	2,021	21.91	21.91	44,266	0.00	1.25	1.45	22.75	22.75
2022	2,394	17.85	23.63	42,712	0.02	0.25	1.45	(19.23)	(18.43)
2021	2,394	22.10	22.10	52,904	—	1.45	1.45	25.28	25.28
2020	—	17.64	23.19	—	—	0.25	1.45	12.21	13.51
2019	8,344	15.72	20.43	168,051	1.07	0.25	1.45	25.86	27.45
Putnam VT Diversified Income
2023	12,374	8.54	8.54	105,613	0.07	0.25	0.25	1.43	1.43
2022	6,753	8.42	8.42	56,784	0.07	0.25	0.25	(5.50)	(5.50)
2021	6,566	8.03	8.91	58,410	0.01	0.25	1.45	(10.98)	(9.91)
2020	29,458	9.02	10.04	286,982	0.06	0.25	1.45	(5.15)	(4.11)
2019	48,910	9.51	10.47	481,691	3.98	0.25	1.45	6.38	7.72
Putnam VT Global Asset Allocation
2023	1,186	12.61	12.61	14,919	0.01	1.25	1.45	12.59	12.59
2022	1,153	11.20	11.20	12,885	0.01	1.45	1.45	(19.54)	(19.54)
2021	1,121	13.92	13.92	15,569	0.01	1.45	1.45	9.01	9.01
2020	1,088	12.77	15.35	13,865	0.02	0.25	1.45	7.40	8.71
2019	1,056	11.89	14.12	12,526	1.45	0.25	1.45	12.06	13.41
Putnam VT High Yield
2023	4,956	9.39	10.60	52,561	0.05	0.25	1.45	7.44	8.50
2022	4,868	8.74	9.77	47,512	0.05	0.25	1.45	(15.23)	(14.37)
2021	4,733	10.31	11.41	53,995	0.01	0.25	1.45	0.39	1.60
2020	68,468	10.27	11.41	728,150	0.05	0.25	1.45	0.59	1.88
2019	71,425	10.21	11.20	751,680	6.17	0.25	1.45	9.43	10.78

(a)	Name change. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Putnam VT Income
2023	5,907	7.45	8.08	47,684	0.26	0.25	1.45	0.40	1.25
2022	12,434	7.98	7.98	99,129	0.08	0.25	0.25	(16.53)	(16.53)
2021	46,045	8.98	9.56	440,386	0.02	0.25	1.45	(8.83)	(7.63)
2020	196,610	9.85	10.51	1,976,277	0.08	0.25	1.45	1.13	2.34
2019	32,366	9.74	10.27	316,847	4.26	0.25	1.45	7.03	8.33
Putnam VT Large Cap Growth Fund (a)
2023	14,695	28.09	36.75	537,856	—	0.25	1.45	38.51	39.84
2022	13,077	20.28	26.28	342,106	—	0.25	1.45	(33.38)	(32.70)
2021	11,922	30.44	39.05	464,554	—	0.25	1.45	17.30	18.73
2020	13,076	25.95	33.39	430,043	—	0.25	1.45	32.67	34.26
2019	—	19.56	24.87	—	0.38	0.25	1.45	30.75	32.36
Putnam VT Large Cap Value
2023	65,110	18.28	24.64	1,523,443	0.01	0.25	1.45	10.86	11.95
2022	83,184	16.49	22.01	1,584,614	0.01	0.25	1.45	(7.15)	(6.18)
2021	58,089	17.76	23.46	1,293,624	0.01	0.25	1.45	21.73	23.21
2020	52,318	14.59	19.33	917,255	0.01	0.25	1.45	1.18	2.38
2019	46,574	14.42	18.88	811,385	1.81	0.25	1.45	24.74	26.20
Putnam VT Multi-Asset Absolute Return(b)
2023	—	6.78	7.60	—	0.12	0.25	1.45	0.30	0.53
2022	23,732	6.76	7.56	178,368	0.01	0.25	1.45	(3.84)	(2.83)
2021	24,524	7.03	7.78	189,924	—	0.25	1.45	(3.57)	(2.51)
2020	55,095	7.29	8.10	422,539	—	0.25	1.45	(11.42)	(10.40)
2019	68,689	8.23	9.04	582,258	—	0.25	1.45	1.23	2.49
Putnam VT Small Cap Growth
2023	13,020	15.32	20.47	264,685	—	0.25	1.45	18.03	19.22
2022	2,685	12.98	17.17	46,084	—	0.25	1.45	(31.29)	(30.57)
2021	1,850	18.89	18.89	34,946	—	1.45	1.45	8.94	8.94
2020	1,802	17.34	22.78	31,252	—	0.25	1.45	41.90	43.63
2019	1,755	12.22	15.86	21,438	—	0.25	1.45	31.54	33.05

(a)	Name change. See Note 1.
(b)	Liquidation. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Putnam VT Small Cap Value
2023	40,359	14.85	14.85	599,634	0.00	0.75	0.75	19.28	19.28
2022	53,548	12.45	12.45	667,247	0.00	0.75	0.75	(16.22)	(16.22)
2021	99,518	14.86	14.86	1,479,056	0.01	0.75	0.75	34.85	34.85
2020	15,121	11.02	11.02	166,978	0.01	0.75	0.75	0.09	0.09
2019	14,106	11.01	11.01	155,600	0.32	0.75	0.75	19.67	19.67
Redwood Managed Volatility
2023	6,225	9.50	9.50	59,209	0.01	1.25	1.45	(0.52)	(0.52)
2022	6,053	9.55	10.29	57,861	0.02	0.25	1.45	(11.41)	(10.52)
2021	46,591	10.78	11.50	521,698	0.02	0.25	1.45	(1.82)	(0.61)
2020	45,206	10.98	11.68	512,436	0.02	0.25	1.45	5.48	6.76
2019	115,508	10.41	10.94	1,213,829	0.74	0.25	1.45	4.00	5.19
Royce Micro-Cap
2023	255,700	10.99	13.49	3,407,340	—	0.75	1.35	13.77	14.42
2022	276,853	9.66	11.79	3,244,212	—	0.75	1.35	(25.75)	(25.24)
2021	310,369	13.01	15.77	4,864,577	—	0.75	1.35	24.50	25.16
2020	319,251	10.45	12.60	3,996,511	—	0.75	1.35	18.48	19.21
2019	394,530	8.82	10.57	4,148,364	—	0.75	1.35	14.40	15.14
Royce Small-Cap Opportunity
2023	153,576	19.41	20.09	3,087,328	—	0.90	1.10	14.51	14.73
2022	197,566	16.95	17.51	3,461,746	—	0.90	1.10	(20.61)	(20.45)
2021	160,613	21.35	22.01	3,537,576	—	0.90	1.10	25.22	25.41
2020	178,959	16.69	17.55	3,141,719	—	0.90	1.25	20.94	21.45
2019	173,507	13.80	14.45	2,506,615	—	0.90	1.25	22.45	22.87
Royce Small-Cap Value
2023	84,050	13.27	13.73	1,153,552	0.01	0.90	1.10	21.08	21.29
2022	89,641	10.96	11.32	1,014,527	0.00	0.90	1.10	(13.70)	(13.52)
2021	91,283	12.70	13.09	1,194,186	—	0.90	1.10	23.06	23.37
2020	99,200	10.10	10.61	1,052,100	0.02	0.90	1.25	(10.38)	(10.08)
2019	107,549	11.27	11.80	1,268,488	0.56	0.90	1.25	13.27	13.68

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Banking
2023	106,536	5.03	10.54	593,151	0.02	0.25	1.45	(1.31)	(0.40)
2022	114,961	5.05	10.68	650,514	0.01	0.25	1.45	(20.42)	(19.59)
2021	142,378	6.28	13.42	1,024,928	0.01	0.25	1.45	27.69	29.22
2020	98,518	4.86	10.51	555,206	0.01	0.25	1.45	(12.49)	(11.48)
2019	224,158	5.49	12.01	1,390,148	0.94	0.25	1.45	22.80	24.23
Rydex VIF Basic Materials
2023	87,789	13.10	16.28	1,358,239	—	0.25	1.45	4.43	5.52
2022	91,354	12.54	13.23	1,381,255	0.01	0.25	1.45	(13.46)	(12.56)
2021	95,120	14.49	15.13	1,667,542	0.01	0.25	1.45	17.61	19.04
2020	165,051	12.32	15.30	2,412,402	0.01	0.25	1.45	14.50	15.88
2019	131,322	10.76	13.34	1,671,521	—	0.25	1.45	16.20	17.52
Rydex VIF Biotechnology
2023	96,433	13.23	28.33	1,736,713	—	0.25	1.45	1.03	2.16
2022	105,529	13.08	27.73	1,807,507	—	0.25	1.45	(16.90)	(16.07)
2021	276,728	15.74	33.04	5,566,699	—	0.25	1.45	(3.02)	(1.84)
2020	151,300	16.23	34.59	3,285,750	—	0.25	1.45	16.01	17.41
2019	168,722	13.99	29.46	2,928,424	—	0.25	1.45	19.27	20.69
Rydex VIF Commodities Strategy
2023	585,954	1.68	3.77	1,016,935	0.10	0.25	1.45	(10.24)	(9.49)
2022	630,606	2.95	4.20	1,226,035	0.05	0.25	1.45	17.98	18.95
2021	1,052,906	2.48	3.56	1,702,159	—	0.25	1.45	33.33	35.52
2020	191,731	1.19	2.67	268,466	0.01	0.25	1.45	(26.04)	(25.40)
2019	133,313	1.60	3.61	216,482	1.09	0.25	1.45	10.06	11.50
Rydex VIF Consumer Products
2023	64,226	11.42	19.38	1,109,454	0.01	0.25	1.45	(7.36)	(6.41)
2022	135,811	12.32	19.34	2,280,026	0.01	0.25	1.45	(5.01)	(4.07)
2021	59,497	12.97	20.16	1,278,501	0.01	0.25	1.45	5.79	7.06
2020	154,778	12.26	20.80	2,930,833	0.01	0.25	1.45	2.85	4.14
2019	91,124	11.92	20.19	1,735,569	0.96	0.25	1.45	16.98	18.42

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Dow 2x Strategy (c)
2023	29,631	29.98	35.40	1,037,854	0.00	0.25	1.45	18.36	19.64
2022	41,196	25.32	27.95	1,207,082	—	0.25	1.45	(23.76)	(23.00)
2021	34,847	33.21	36.30	1,344,915	—	0.25	1.45	34.51	36.11
2020	66,035	24.69	29.14	1,851,810	0.01	0.25	1.45	(2.76)	(1.58)
2019	79,702	25.39	29.93	2,302,938	0.95	0.25	1.45	41.06	42.77
Rydex VIF Electronics
2023	92,442	15.42	44.62	2,296,006	—	0.25	1.45	48.27	49.79
2022	49,066	24.18	30.08	511,946	—	0.25	1.45	(35.49)	(34.82)
2021	93,411	37.10	46.63	1,867,820	—	0.25	1.45	32.25	33.84
2020	77,765	12.18	35.26	1,044,289	—	0.25	1.45	49.15	50.98
2019	102,943	8.15	23.64	939,847	—	0.25	1.45	52.32	54.17
Rydex VIF Energy
2023	333,382	5.71	8.14	2,299,251	0.03	0.25	1.45	(2.63)	(1.57)
2022	538,965	5.86	7.02	3,730,893	0.01	0.25	1.45	42.23	43.56
2021	786,136	4.12	4.89	4,274,046	0.01	0.25	1.45	44.06	45.54
2020	355,523	2.86	4.08	1,257,531	0.01	0.25	1.45	(37.14)	(36.35)
2019	170,739	4.55	6.48	1,078,416	0.22	0.25	1.45	2.02	3.44
Rydex VIF Energy Services
2023	285,527	1.92	2.31	606,733	—	0.25	1.45	—	0.87
2022	237,270	1.91	2.29	502,130	—	0.25	1.45	36.43	37.95
2021	2,867,125	1.40	1.66	4,540,805	0.00	0.25	1.45	12.00	13.70
2020	324,399	1.25	1.50	432,705	0.01	0.25	1.45	(40.00)	(39.17)
2019	155,061	2.08	2.47	354,332	—	0.25	1.45	(4.59)	(3.14)
Rydex VIF Europe 1.25x Strategy (c)
2023	75,772	5.63	6.55	493,597	0.00	0.25	1.30	14.91	16.32
2022	85,247	4.84	5.70	483,712	—	0.25	1.30	(16.67)	(15.97)
2021	92,715	5.76	6.84	631,917	0.00	0.25	1.30	13.81	14.97
2020	106,126	5.01	8.66	636,190	0.02	0.25	1.45	(4.20)	(3.01)
2019	115,254	5.17	9.04	719,271	1.15	0.25	1.45	22.83	24.36

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Financial Services
2023	81,120	8.71	13.69	729,334	—	0.25	1.45	9.12	10.25
2022	95,845	7.90	12.54	786,254	0.01	0.25	1.45	(21.53)	(20.68)
2021	135,833	9.96	15.98	1,457,108	0.00	0.25	1.45	29.39	30.88
2020	237,357	7.61	12.35	1,879,291	0.00	0.25	1.45	(4.49)	(3.22)
2019	147,829	7.88	12.93	1,329,990	0.78	0.25	1.45	22.56	23.93
Rydex VIF Government Long Bond 1.2x Strategy (c)
2023	101,854	6.05	8.24	715,235	0.03	0.25	1.30	(5.19)	(4.30)
2022	109,302	6.38	8.61	806,429	0.02	0.25	1.45	(43.29)	(42.71)
2021	103,030	11.25	15.03	1,330,663	0.00	0.25	1.45	(11.56)	(10.43)
2020	95,188	12.72	17.24	1,362,228	0.00	0.25	1.45	16.70	18.08
2019	66,935	10.90	14.60	879,462	1.27	0.25	1.45	11.68	13.00
Rydex VIF Health Care
2023	118,410	16.52	23.51	2,302,890	—	0.25	1.45	0.56	1.69
2022	136,008	16.42	23.12	2,633,261	—	0.25	1.45	(15.67)	(14.81)
2021	146,426	19.47	27.89	3,365,479	—	0.25	1.45	13.73	15.06
2020	230,876	17.12	24.24	4,790,332	—	0.25	1.45	13.45	14.83
2019	199,804	15.09	21.11	3,489,312	—	0.25	1.45	17.25	18.66
Rydex VIF High Yield Strategy
2023	1,600	10.25	10.25	16,381	0.24	0.25	0.25	9.16	9.16
2022	2,088	8.72	9.39	19,624	0.00	0.25	1.45	(15.18)	(14.32)
2021	25,526	10.28	10.96	263,738	—	0.25	1.45	(2.74)	(1.62)
2020	2,076	10.57	11.24	23,119	0.00	0.25	1.45	(4.77)	(3.68)
2019	304,617	11.10	11.67	3,386,344	2.18	0.25	1.45	8.82	10.20
Rydex VIF Internet
2023	43,383	12.54	24.34	565,003	—	0.25	1.45	41.22	42.67
2022	53,964	12.80	17.06	489,439	—	0.25	1.45	(47.15)	(46.59)
2021	58,881	24.22	31.94	1,005,185	—	0.25	1.45	(8.81)	(7.71)
2020	170,773	18.40	35.56	3,191,204	—	0.25	1.45	53.26	55.08
2019	189,172	11.99	22.93	2,320,006	—	0.25	1.45	19.93	21.45

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Inverse Dow 2x Strategy (c)
2023	1,594,786	0.03	0.32	156,518	0.00	0.25	1.30	(25.00)	(20.00)
2022	2,061,289	0.08	0.40	238,147	—	0.25	1.45	—	—
2021	1,587,714	0.08	0.40	194,319	—	0.25	1.45	(42.86)	(33.33)
2020	1,035,973	0.07	0.65	264,430	0.03	0.25	1.45	(50.00)	(46.15)
2019	952,719	0.13	1.25	126,744	—	0.25	1.45	(38.73)	(36.84)
Rydex VIF Inverse Government Long Bond Strategy (c)
2023	172,047	1.39	2.07	250,278	—	0.25	1.30	(0.71)	0.49
2022	199,955	1.40	2.06	301,084	—	0.25	1.30	40.00	42.07
2021	189,081	1.45	3.36	198,966	—	0.25	1.45	(3.45)	(2.68)
2020	219,575	1.03	3.48	253,104	0.00	0.25	1.45	(24.51)	(23.50)
2019	232,363	1.36	4.61	363,389	—	0.25	1.45	(17.07)	(15.97)
Rydex VIF Inverse Mid-Cap Strategy(c)
2023	48,279	0.36	1.74	21,124	0.01	1.25	1.45	(13.00)	(12.20)
2022	46,934	0.70	2.00	23,403	—	0.25	1.45	4.71	6.06
2021	9,706	0.39	1.91	7,693	—	1.30	1.45	(27.78)	(26.54)
2020	15,519	0.54	2.60	8,362	0.01	0.25	1.45	(28.18)	(27.64)
2019	13,896	0.75	3.62	10,424	0.38	0.25	1.45	(23.79)	(22.64)
Rydex VIF Inverse NASDAQ-100® Strategy (c)
2023	738,326	0.15	0.27	110,313	0.00	0.25	1.30	(34.78)	(34.15)
2022	1,413,105	0.23	0.41	361,704	—	0.25	1.30	27.78	32.26
2021	2,243,409	0.31	0.90	642,830	—	0.25	1.45	(29.55)	(28.00)
2020	192,057	0.25	1.26	51,286	0.08	0.25	1.45	(40.85)	(39.73)
2019	142,335	0.42	2.13	63,898	0.74	0.25	1.45	(31.15)	(29.91)
Rydex VIF Inverse Russell 2000® Strategy (c)
2023	186,094	0.34	0.61	70,948	—	0.25	1.30	(15.00)	(14.08)
2022	205,917	0.40	0.71	99,104	—	0.25	1.30	11.11	12.70
2021	202,113	0.36	0.63	72,241	—	0.25	1.30	(21.74)	(21.25)
2020	154,424	0.46	2.41	69,952	0.02	0.25	1.45	(33.79)	(32.77)
2019	40,626	0.69	3.64	28,102	0.65	0.25	1.45	(24.18)	(23.23)

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Inverse S&P 500 Strategy (c)
2023	293,714	0.36	1.50	113,402	0.04	0.25	1.45	(18.48)	(17.44)
2022	383,265	0.86	1.84	217,190	—	0.25	1.45	11.52	13.16
2021	283,805	0.76	1.65	126,184	—	0.25	1.45	(27.63)	(26.92)
2020	278,495	0.55	2.28	184,860	0.02	0.25	1.45	(28.30)	(27.21)
2019	251,502	0.76	3.18	204,313	1.33	0.25	1.45	(26.22)	(25.38)
Rydex VIF Japan 2x Strategy (c)
2023	23,263	9.35	9.86	218,523	0.00	0.25	1.30	28.79	30.08
2022	25,670	7.26	7.26	186,867	—	1.30	1.30	(45.37)	(45.37)
2021	27,008	13.29	13.73	359,890	—	0.25	1.30	(17.76)	(16.84)
2020	30,285	16.16	17.82	490,395	0.01	0.25	1.45	34.29	35.98
2019	47,961	12.01	13.27	577,247	1.28	0.25	1.45	32.97	34.63
Rydex VIF Leisure
2023	29,401	12.29	14.70	364,248	—	0.25	1.45	17.35	18.55
2022	32,914	10.55	12.40	345,927	—	0.25	1.45	(30.55)	(29.86)
2021	27,447	15.19	17.68	415,461	—	0.25	1.45	(3.49)	(2.27)
2020	30,030	15.61	18.59	471,072	—	0.25	1.45	15.74	17.14
2019	36,688	13.47	15.87	496,889	0.32	0.25	1.45	23.64	25.16
Rydex VIF Mid-Cap 1.5x Strategy (c)
2023	17,144	18.14	31.12	522,720	—	0.25	1.45	13.87	15.06
2022	21,125	15.92	20.18	568,546	—	0.25	1.45	(26.40)	(25.62)
2021	25,056	21.63	27.13	918,845	—	0.25	1.45	29.37	30.94
2020	39,272	16.72	28.67	1,051,709	0.01	0.25	1.45	5.89	7.09
2019	49,922	15.79	27.05	1,305,513	0.82	0.25	1.45	30.17	31.83
Rydex VIF Money Market (b)
2023	6,889,745	4.53	6.67	36,463,589	0.03	0.25	1.45	(0.66)	0.47
2022	14,955,706	6.21	6.71	82,374,985	0.01	0.25	1.45	(3.45)	(2.51)
2021	8,979,830	4.73	6.37	50,323,078	—	0.25	1.30	(4.40)	(3.19)
2020	8,567,494	4.94	7.27	48,650,488	0.00	0.25	1.45	(4.34)	(3.15)
2019	7,729,205	5.15	7.60	43,961,783	0.79	0.25	1.45	(3.43)	(2.38)

(b)	Liquidation. See Note 1.
(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF NASDAQ-100®
2023	241,662	31.95	46.13	8,503,353	—	0.25	1.45	46.79	48.33
2022	156,276	21.75	31.10	3,626,879	—	0.25	1.45	(36.87)	(36.22)
2021	302,589	36.98	48.76	11,188,514	—	0.25	1.30	20.03	21.51
2020	227,243	28.70	41.24	6,977,732	0.00	0.25	1.45	38.65	40.32
2019	529,272	20.70	29.39	11,765,578	0.09	0.25	1.45	30.93	32.51
Rydex VIF NASDAQ-100® 2x Strategy (c)
2023	199,945	71.78	147.81	15,279,296	—	0.25	1.45	107.10	109.30
2022	86,551	47.28	70.62	3,463,744	—	0.25	1.45	(62.65)	(62.27)
2021	99,699	126.57	187.16	10,660,065	—	0.25	1.45	46.75	48.53
2020	174,982	63.16	129.48	14,023,444	0.00	0.25	1.45	78.68	80.81
2019	271,071	35.30	71.61	10,247,373	0.23	0.25	1.45	72.64	74.79
Rydex VIF Nova (c)
2023	99,762	23.10	28.04	2,408,690	—	0.25	1.45	29.41	30.78
2022	91,113	21.12	21.44	1,676,812	0.00	0.25	1.45	(33.16)	(32.47)
2021	118,482	31.60	31.75	3,263,113	0.00	0.25	1.45	36.03	37.62
2020	118,098	19.62	23.70	2,388,633	0.01	0.25	1.45	14.77	16.12
2019	161,653	17.07	20.41	2,770,551	1.21	0.25	1.45	38.73	40.47
Rydex VIF Precious Metals
2023	376,729	5.11	9.35	3,030,318	0.00	0.25	1.45	(0.57)	0.39
2022	403,708	5.09	8.80	3,276,447	0.01	0.25	1.45	(14.73)	(13.87)
2021	346,472	5.91	10.32	3,737,032	0.04	0.25	1.45	(13.13)	(12.05)
2020	381,788	6.72	12.69	4,713,784	0.05	0.25	1.45	28.43	30.13
2019	457,383	5.18	9.86	4,255,233	—	0.25	1.45	45.44	47.16
Rydex VIF Real Estate
2023	107,631	8.23	13.87	1,421,965	0.01	0.25	1.45	5.69	6.74
2022	118,849	7.71	9.14	1,476,766	0.01	0.25	1.45	(30.39)	(29.65)
2021	152,454	10.96	13.13	2,704,693	0.01	0.25	1.45	28.22	29.70
2020	158,896	8.45	14.69	2,195,538	0.03	0.25	1.45	(9.94)	(8.82)
2019	314,855	9.28	16.28	4,841,119	2.53	0.25	1.45	19.06	20.51

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Retailing
2023	24,694	13.77	19.14	431,788	—	0.25	1.30	11.67	12.85
2022	27,963	12.33	16.96	441,522	—	0.25	1.45	(29.54)	(28.86)
2021	22,871	17.50	23.84	544,117	—	0.25	1.45	6.84	8.17
2020	52,322	16.38	22.65	1,142,121	—	0.25	1.45	37.42	39.04
2019	56,056	11.92	16.29	817,853	—	0.25	1.45	19.08	20.49
Rydex VIF Russell 2000® 1.5x Strategy (c)
2023	28,620	17.94	17.94	515,376	—	1.30	1.30	14.71	14.71
2022	29,856	12.42	15.64	468,356	—	0.25	1.30	(36.24)	(35.55)
2021	76,123	19.27	24.53	1,868,089	0.00	0.25	1.30	13.99	15.18
2020	66,840	16.27	21.52	1,379,767	—	0.25	1.45	14.74	16.15
2019	42,450	14.18	18.72	789,623	—	0.25	1.45	29.50	31.09
Rydex VIF Russell 2000® 2x Strategy (c)
2023	884,412	10.12	11.25	8,951,595	0.00	0.25	1.30	16.86	18.17
2022	42,963	9.52	11.81	376,066	—	0.25	1.45	(45.40)	(44.84)
2021	65,167	17.26	21.63	1,029,256	—	0.25	1.45	20.37	21.81
2020	933,496	13.16	17.97	12,377,233	0.00	0.25	1.45	12.03	13.40
2019	114,744	11.72	16.04	1,376,187	0.49	0.25	1.45	40.70	42.51
Rydex VIF S&P 500 2x Strategy (c)
2023	142,899	28.89	36.24	4,391,077	0.00	0.25	1.45	38.96	40.44
2022	87,157	23.17	26.07	1,868,130	—	0.25	1.45	(42.25)	(41.67)
2021	198,666	39.72	45.14	7,567,670	—	0.25	1.45	51.43	53.24
2020	162,308	23.76	29.81	4,045,097	0.01	0.25	1.45	12.87	14.29
2019	213,905	21.01	26.41	4,699,334	—	0.25	1.45	55.44	57.39
Rydex VIF S&P 500 Pure Growth
2023	144,495	15.45	21.84	2,762,923	—	0.25	1.45	1.98	3.07
2022	164,076	15.15	21.19	2,993,418	—	0.25	1.45	(31.29)	(30.62)
2021	285,393	22.05	30.54	7,503,372	—	0.25	1.45	22.03	23.49
2020	183,767	18.07	25.41	3,928,105	—	0.25	1.45	21.77	23.23
2019	296,824	14.84	20.62	5,194,166	—	0.25	1.45	21.04	22.59

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF S&P 500 Pure Value
2023	277,227	13.09	16.10	4,410,036	0.01	0.25	1.45	1.83	2.89
2022	464,490	12.85	14.86	6,978,675	0.01	0.25	1.45	(6.55)	(5.65)
2021	416,862	13.75	15.75	6,896,493	0.01	0.25	1.45	26.49	28.15
2020	630,370	10.87	13.36	8,381,376	0.01	0.25	1.45	(14.48)	(13.49)
2019	556,955	12.71	15.60	8,442,234	0.80	0.25	1.45	17.90	19.38
Rydex VIF S&P MidCap 400 Pure Growth
2023	85,356	11.20	18.83	1,571,764	—	0.25	1.45	9.86	11.03
2022	80,875	10.19	16.96	1,352,697	—	0.25	1.45	(25.84)	(25.09)
2021	104,826	13.74	22.64	2,282,191	—	0.25	1.45	7.34	8.64
2020	173,286	12.80	21.42	3,129,376	—	0.25	1.45	24.76	26.30
2019	139,027	10.26	16.96	2,317,075	—	0.25	1.45	10.44	11.73
Rydex VIF S&P MidCap 400 Pure Value
2023	67,100	16.23	21.49	1,404,464	—	0.25	1.45	22.45	23.76
2022	169,877	13.25	15.32	2,688,160	0.01	0.25	1.45	(9.12)	(8.26)
2021	175,582	14.58	16.70	3,054,010	0.00	0.25	1.45	25.58	27.09
2020	182,298	11.61	15.37	2,759,688	0.00	0.25	1.45	2.65	4.00
2019	97,075	11.31	14.95	1,396,528	—	0.25	1.45	17.08	18.52
Rydex VIF S&P SmallCap 600 Pure Growth
2023	81,440	11.67	16.18	1,303,926	0.00	0.25	1.45	12.52	13.71
2022	77,560	10.36	14.00	1,103,897	—	0.25	1.45	(32.81)	(32.14)
2021	102,576	15.42	20.63	2,110,510	—	0.25	1.45	13.97	15.38
2020	164,386	13.53	18.76	2,816,483	—	0.25	1.45	10.72	12.01
2019	114,122	12.22	16.92	1,882,305	—	0.25	1.45	7.67	8.97
Rydex VIF S&P SmallCap 600 Pure Value
2023	100,085	11.80	14.70	1,433,404	—	0.25	1.45	16.02	17.16
2022	109,464	10.17	11.19	1,356,106	—	0.25	1.45	(12.02)	(11.12)
2021	347,046	11.56	12.59	4,904,922	—	0.25	1.45	37.13	38.81
2020	232,363	8.43	10.49	2,416,477	—	0.25	1.45	(10.03)	(8.98)
2019	100,093	9.37	11.65	1,147,321	0.31	0.25	1.45	15.39	16.76

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Strengthening Dollar 2x Strategy (c)
2023	91,521	4.28	9.22	630,776	0.00	1.25	1.30	(3.05)	(2.95)
2022	90,582	5.83	9.51	639,137	—	0.25	1.45	10.84	11.90
2021	109,223	5.21	8.58	644,558	—	0.25	1.45	6.19	7.64
2020	111,704	3.74	8.08	609,655	0.01	0.25	1.45	(17.80)	(16.89)
2019	53,414	4.55	9.83	242,829	1.12	0.25	1.45	0.10	1.18
Rydex VIF Technology
2023	180,400	17.00	30.43	3,287,683	—	0.25	1.45	42.74	44.29
2022	178,425	19.91	21.09	2,245,158	—	0.25	1.45	(38.89)	(38.28)
2021	191,170	32.58	34.17	3,900,452	—	0.25	1.45	15.25	16.66
2020	263,530	16.89	30.10	4,803,474	—	0.25	1.45	42.71	44.50
2019	323,722	11.82	20.83	4,179,299	—	0.25	1.45	33.67	35.26
Rydex VIF Telecommunications
2023	96,516	4.21	8.19	470,783	0.01	0.25	1.45	1.87	2.86
2022	99,832	4.13	8.04	468,633	0.00	1.30	1.45	(28.98)	(28.92)
2021	111,541	8.29	11.32	649,455	0.01	0.25	1.45	4.24	5.47
2020	108,354	5.57	10.86	623,044	0.01	0.25	1.45	4.73	5.93
2019	124,740	5.31	10.37	691,507	—	0.25	1.45	8.25	9.64
Rydex VIF Transportation
2023	34,115	14.79	17.78	568,981	—	0.25	1.45	19.25	20.56
2022	27,355	12.40	13.91	383,353	—	0.25	1.45	(37.72)	(37.12)
2021	22,277	19.91	22.12	527,550	—	0.25	1.45	16.91	18.29
2020	31,594	17.03	20.47	627,215	0.00	0.25	1.45	34.41	36.05
2019	21,410	12.67	15.20	321,919	—	0.25	1.45	16.99	18.36
Rydex VIF Utilities
2023	228,411	8.68	13.62	2,178,641	0.02	0.25	1.45	(11.07)	(10.10)
2022	326,043	12.91	15.15	3,426,892	0.01	0.25	1.45	(3.15)	(2.13)
2021	313,209	13.33	15.48	3,597,117	0.01	0.25	1.45	9.53	10.81
2020	361,694	9.19	14.35	3,763,441	0.02	0.25	1.45	(9.25)	(8.19)
2019	485,122	10.11	15.63	5,436,315	0.27	0.25	1.45	13.74	15.18

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Rydex VIF Weakening Dollar 2x Strategy (c)
2023	32,286	2.51	2.68	81,837	0.00	0.25	1.30	(1.18)	(0.37)
2022	40,856	2.54	2.69	104,450	—	0.25	1.30	(22.09)	(21.11)
2021	32,517	3.26	3.41	105,901	—	0.25	1.30	(17.47)	(16.63)
2020	42,357	3.95	4.99	167,310	0.00	0.25	1.45	4.83	6.31
2019	43,395	3.76	4.76	163,093	0.94	0.25	1.45	(8.99)	(7.91)
T. Rowe Price Blue Chip Growth
2023	93,404	23.29	32.00	2,721,019	—	0.25	1.45	42.80	44.21
2022	79,959	16.31	22.19	1,590,798	—	0.25	1.45	(41.20)	(40.60)
2021	94,712	27.74	37.36	3,146,850	—	0.25	1.45	12.22	13.56
2020	91,300	24.72	33.52	2,695,743	—	0.25	1.45	28.08	29.62
2019	122,095	19.30	25.86	2,806,288	—	0.25	1.45	23.96	25.47
T. Rowe Price Capital Appreciation
2023	307,913	21.17	22.49	6,911,313	0.02	0.90	1.25	13.57	13.99
2022	343,813	18.64	19.73	6,763,846	0.01	0.90	1.25	(15.81)	(15.50)
2021	352,417	22.14	23.35	8,217,281	0.01	0.90	1.25	13.31	13.68
2020	391,272	19.54	20.54	8,018,634	0.01	0.90	1.25	12.88	13.29
2019	441,432	17.31	18.13	7,983,811	1.28	0.90	1.25	18.97	19.43
T. Rowe Price Equity Income
2023	69,781	14.20	18.94	1,267,230	0.02	0.25	1.45	4.72	5.81
2022	63,126	13.56	17.90	1,084,192	0.02	0.25	1.45	(7.57)	(6.67)
2021	44,620	14.67	19.18	771,928	0.01	0.25	1.45	19.76	21.24
2020	38,328	12.25	16.12	546,324	0.02	0.25	1.45	(3.47)	(2.30)
2019	40,587	12.69	16.50	608,763	2.04	0.25	1.45	20.51	22.04
T. Rowe Price Growth Stock
2023	229,053	24.47	25.33	5,805,195	—	0.90	1.10	38.72	39.02
2022	255,114	17.64	18.22	4,646,088	—	0.90	1.10	(42.82)	(42.70)
2021	263,315	30.85	31.80	8,378,228	—	0.90	1.10	14.60	14.80
2020	293,148	26.35	27.70	8,121,311	—	0.90	1.25	30.51	30.97
2019	325,359	20.19	21.15	6,879,144	—	0.90	1.25	24.71	25.15

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
T. Rowe Price Health Sciences
2023	523,110	19.15	35.45	10,321,598	—	0.25	1.45	(1.56)	(0.59)
2022	592,832	21.14	35.66	11,825,610	—	0.25	1.45	(16.31)	(15.46)
2021	621,727	25.26	42.18	14,793,088	—	0.25	1.45	7.90	9.22
2020	598,624	21.19	39.35	12,995,970	—	0.25	1.45	23.60	25.12
2019	534,442	17.02	31.45	9,452,204	—	0.25	1.45	23.07	24.51
T. Rowe Price Limited-Term Bond
2023	26,415	7.06	7.48	187,932	0.02	0.25	1.45	0.28	1.36
2022	8,193	7.04	7.38	59,209	0.02	0.25	1.45	(8.69)	(7.75)
2021	12,780	7.71	8.00	100,761	0.01	0.25	1.45	(4.46)	(3.38)
2020	10,076	8.07	8.44	82,656	0.01	0.25	1.45	(0.12)	1.20
2019	5,068	8.08	8.34	41,120	0.88	0.25	1.45	(0.49)	0.72
T. Rowe Price Retirement 2010
2023	147	11.42	11.42	1,673	0.02	0.90	0.90	7.53	7.53
2022	143	10.62	10.62	1,516	0.02	0.90	0.90	(17.67)	(17.67)
2021	139	12.90	12.90	1,784	0.01	0.90	0.90	4.03	4.03
2020	135	12.40	12.40	1,671	0.01	0.90	0.90	7.08	7.08
2019	132	11.58	11.58	1,520	1.82	0.90	0.90	11.13	11.13
T. Rowe Price Retirement 2015
2023	14,332	12.29	12.29	176,071	0.02	0.90	0.90	8.09	8.09
2022	12,642	11.37	11.37	143,743	0.02	0.90	0.90	(17.85)	(17.85)
2021	12,866	13.84	13.84	178,104	0.01	0.90	0.90	4.85	4.85
2020	11,599	13.20	13.20	153,151	0.01	0.90	0.90	7.67	7.67
2019	10,635	12.26	12.26	130,346	2.86	0.90	0.90	12.37	12.37
T. Rowe Price Retirement 2020
2023	9,598	13.23	13.23	126,929	0.02	0.90	0.90	8.62	8.62
2022	9,340	12.18	12.18	113,727	0.02	0.90	0.90	(18.36)	(18.36)
2021	9,032	14.92	14.92	134,698	0.01	0.90	0.90	5.74	5.74
2020	9,849	14.11	14.11	138,935	0.01	0.90	0.90	8.37	8.37
2019	8,155	13.02	13.02	106,182	1.79	0.90	0.90	14.11	14.11

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
T. Rowe Price Retirement 2025
2023	4,754	14.24	14.24	67,769	0.02	0.90	0.90	9.62	9.62
2022	4,545	12.99	12.99	59,109	0.01	0.90	0.90	(19.32)	(19.32)
2021	4,546	16.10	16.10	73,217	0.01	0.90	0.90	7.05	7.05
2020	4,268	15.04	15.04	64,223	0.01	0.90	0.90	9.70	9.70
2019	5,394	13.71	13.71	73,958	1.52	0.90	0.90	15.89	15.89
T. Rowe Price Retirement 2030
2023	21,152	15.26	15.26	322,886	0.02	0.90	0.90	11.31	11.31
2022	19,389	13.71	13.71	265,934	0.01	0.90	0.90	(20.61)	(20.61)
2021	15,963	17.27	17.27	275,657	0.01	0.90	0.90	8.68	8.68
2020	14,219	15.89	15.89	225,940	0.01	0.90	0.90	10.89	10.89
2019	12,370	14.33	14.33	177,268	1.68	0.90	0.90	17.27	17.27
T. Rowe Price Retirement 2035
2023	4,605	16.16	16.16	74,460	0.01	0.90	0.90	13.09	13.09
2022	4,063	14.29	14.29	58,096	0.01	0.90	0.90	(21.57)	(21.57)
2021	5,261	18.22	18.22	95,888	0.00	0.90	0.90	10.09	10.09
2020	14,383	16.55	16.55	238,091	0.01	0.90	0.90	11.98	11.98
2019	4,224	14.78	14.78	62,441	1.71	0.90	0.90	18.43	18.43
T. Rowe Price Retirement 2040
2023	10,287	16.89	16.89	173,747	0.01	0.90	0.90	14.43	14.43
2022	4,496	14.76	14.76	66,391	0.01	0.90	0.90	(22.36)	(22.36)
2021	3,884	19.01	19.01	73,861	0.00	0.90	0.90	11.30	11.30
2020	3,943	17.08	17.08	67,343	0.01	0.90	0.90	13.04	13.04
2019	3,207	15.11	15.11	48,477	0.68	0.90	0.90	19.35	19.35
T. Rowe Price Retirement 2045
2023	499	17.29	17.29	8,625	0.01	0.90	0.90	15.34	15.34
2022	435	14.99	14.99	6,525	0.01	0.90	0.90	(22.61)	(22.61)
2021	264	19.37	19.37	5,111	0.00	0.90	0.90	12.16	12.16
2020	153	17.27	17.27	2,645	0.01	0.90	0.90	13.54	13.54
2019	63	15.21	15.21	963	2.08	0.90	0.90	19.95	19.95

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
T. Rowe Price Retirement 2050
2023	37	17.33	17.33	649	0.01	0.90	0.90	15.53	15.53
2022	21	15.00	15.00	321	0.01	0.90	0.90	(22.64)	(22.64)
2021	5	19.39	19.39	105	—	0.90	0.90	12.41	12.41
2020	—	17.25	17.25	—	—	0.90	0.90	13.49	13.49
2019	204	15.20	15.20	3,108	1.32	0.90	0.90	19.87	19.87
T. Rowe Price Retirement 2055
2023	2,802	17.28	17.28	48,438	0.01	0.90	0.90	15.51	15.51
2022	2,612	14.96	14.96	39,075	0.01	0.90	0.90	(22.69)	(22.69)
2021	2,483	19.35	19.35	48,052	0.00	0.90	0.90	12.30	12.30
2020	3,314	17.23	17.23	57,115	0.01	0.90	0.90	13.43	13.43
2019	2,602	15.19	15.19	39,532	1.15	0.90	0.90	19.89	19.89
T. Rowe Price Retirement Balanced
2023	12,747	10.67	10.67	136,138	0.02	0.90	0.90	6.59	6.59
2022	13,922	10.01	10.01	139,424	0.03	0.90	0.90	(16.79)	(16.79)
2021	18,964	12.03	12.03	228,287	0.02	0.90	0.90	3.71	3.71
2020	9,714	11.60	11.60	112,744	0.01	0.90	0.90	6.62	6.62
2019	16,127	10.88	10.88	175,496	1.58	0.90	0.90	10.34	10.34
Templeton Developing Markets VIP Fund
2023	453,811	8.27	16.90	5,472,435	0.02	0.25	1.45	7.71	9.08
2022	503,940	13.65	15.69	5,591,175	0.02	0.25	1.45	(25.39)	(24.50)
2021	582,580	18.08	21.03	8,749,873	0.01	0.25	1.45	(9.86)	(8.73)
2020	472,510	11.37	23.33	6,846,325	0.04	0.25	1.45	12.02	13.42
2019	319,000	10.15	20.82	5,635,375	0.86	0.25	1.45	21.19	22.70
Templeton Foreign VIP Fund
2023	399,328	8.21	14.52	3,680,596	0.03	0.25	1.45	15.61	16.91
2022	490,692	7.56	12.42	3,876,550	0.03	0.25	1.45	(11.68)	(10.52)
2021	532,568	8.01	13.56	4,744,177	0.01	0.25	1.45	(0.37)	0.82
2020	1,118,366	8.04	13.77	9,817,548	0.05	0.25	1.45	(5.52)	(4.31)
2019	223,463	8.51	14.39	2,276,332	1.62	0.25	1.45	7.57	8.93

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Templeton Global Bond VIP Fund
2023	117,059	6.03	6.83	765,260	—	0.25	1.45	(1.47)	(0.44)
2022	115,003	6.12	6.99	757,221	—	0.25	1.45	(8.79)	(7.91)
2021	147,559	6.71	7.45	1,060,716	—	0.25	1.45	(9.20)	(8.02)
2020	187,725	7.39	8.26	1,482,690	0.07	0.25	1.45	(9.44)	(8.22)
2019	225,703	8.16	9.00	1,951,495	6.97	0.25	1.45	(2.39)	(1.32)
Templeton Growth VIP Fund
2023	426	9.92	9.92	4,227	0.03	1.25	1.45	15.89	15.89
2022	414	8.56	8.56	3,545	0.00	1.45	1.45	(15.16)	(15.16)
2021	403	10.09	10.09	4,064	0.01	1.45	1.45	0.30	0.30
2020	391	10.06	12.26	3,933	0.03	0.25	1.45	1.21	2.42
2019	380	9.94	11.97	3,771	2.76	0.25	1.45	10.20	11.45
Third Avenue Value
2023	6,316	12.10	12.10	76,425	0.00	1.45	1.45	15.79	15.79
2022	57,455	10.45	10.45	600,789	0.00	1.45	1.45	11.29	11.29
2021	2,424	9.39	9.39	22,774	0.01	1.45	1.45	16.65	16.65
2020	2,115	8.05	8.82	17,020	0.02	0.25	1.45	(6.61)	(5.57)
2019	2,052	8.62	9.34	17,694	0.28	0.25	1.45	7.62	8.86
TOPS® Aggressive Growth ETF
2023	3,306	12.98	12.98	42,918	0.01	0.25	0.25	13.36	13.36
2022	—	10.82	10.82	—	—	1.45	1.45	(19.61)	(19.61)
2021	25,530	13.46	13.46	343,684	0.01	1.45	1.45	13.97	13.97
2020	—	11.81	12.30	—	—	0.25	1.45	7.36	8.66
2019	—	11.00	11.32	—	—	0.25	1.45	18.66	20.17
TOPS® Balanced ETF
2023	90,534	10.75	10.75	973,011	0.02	0.25	0.25	7.61	7.61
2022	57,409	9.99	9.99	573,171	0.02	0.25	0.25	(14.18)	(14.18)
2021	14,845	11.64	11.64	172,797	—	0.25	0.25	5.82	5.82
2020	—	10.63	11.07	—	—	0.25	1.45	3.40	4.63
2019	—	10.28	10.58	—	—	0.25	1.45	10.78	12.08

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
TOPS® Conservative ETF
2023	77,666	10.13	10.13	786,319	0.02	0.25	0.25	5.52	5.52
2022	68,324	9.07	9.60	655,829	0.00	0.25	1.45	(12.87)	(12.01)
2021	420,872	10.41	10.91	4,405,671	0.02	0.25	1.45	1.66	2.83
2020	50,008	10.24	10.67	530,413	—	0.25	1.45	1.99	3.29
2019	—	10.04	10.33	—	—	0.25	1.45	6.47	7.72
TOPS® Growth ETF
2023	32,000	12.39	12.39	396,338	0.01	0.25	0.25	12.13	12.13
2022	23,504	10.44	11.05	259,673	0.01	0.25	1.45	(18.44)	(17.66)
2021	49,986	12.80	13.42	648,162	0.00	0.25	1.45	11.21	12.58
2020	—	11.51	11.99	—	—	0.25	1.45	6.48	7.82
2019	—	10.81	11.12	—	—	0.25	1.45	16.36	17.80
TOPS® Managed Risk Balanced ETF
2023	—	7.18	7.68	—	—	0.25	1.45	4.06	5.21
2022	—	7.30	7.30	—	—	0.25	0.25	(33.82)	(33.82)
2021	—	10.53	11.10	—	—	0.25	1.45	3.34	4.62
2020	—	10.19	10.61	—	—	0.25	1.45	0.99	2.12
2019	—	10.09	10.39	—	—	0.25	1.45	8.61	9.95
TOPS® Managed Risk Moderate Growth ETF
2023	—	9.34	9.99	—	—	0.25	1.45	1.74	2.88
2022	—	9.18	9.18	—	—	1.45	1.45	(16.47)	(16.47)
2021	47,434	10.99	10.99	521,199	0.02	1.25	1.25	5.88	5.88
2020	—	10.38	10.82	—	—	0.25	1.45	0.87	2.17
2019	—	10.29	10.59	—	—	0.25	1.45	10.17	11.47
TOPS® Moderate Growth ETF
2023	67,988	11.63	11.63	790,527	0.01	0.25	0.25	9.61	9.61
2022	60,858	10.61	10.61	645,671	0.03	0.25	0.25	(15.86)	(15.86)
2021	—	12.03	12.69	—	—	0.25	1.45	7.60	9.02
2020	—	11.18	11.64	—	—	0.25	1.45	5.47	6.69
2019	—	10.60	10.91	—	—	0.25	1.45	13.37	14.72

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
VanEck VIP Global Gold
2023	40,924	8.56	8.83	356,983	—	0.25	1.45	5.75	6.87
2022	22,569	8.01	8.35	185,133	—	0.25	1.45	(16.92)	(16.13)
2021	19,870	9.55	10.05	196,388	0.12	0.25	1.45	(17.76)	(16.81)
2020	32,649	11.48	12.22	392,379	0.03	0.25	1.45	32.54	34.22
2019	22,239	8.56	9.22	204,382	—	0.25	1.45	32.66	34.37
VanEck VIP Global Resources
2023	102,644	4.96	6.17	518,297	0.02	0.25	1.45	(7.77)	(6.94)
2022	91,297	5.33	6.69	504,114	0.02	0.25	1.45	3.56	4.72
2021	20,720	5.09	6.46	124,830	0.00	0.25	1.45	13.53	14.90
2020	26,572	4.43	5.69	146,413	0.00	0.25	1.45	13.80	15.01
2019	19,680	3.86	5.00	94,280	—	0.25	1.45	6.61	7.97
Vanguard® VIF Balanced
2023	269,632	12.92	14.34	3,821,044	0.02	0.25	1.85	9.12	10.65
2022	181,747	11.84	12.96	2,320,159	0.02	0.25	1.85	(18.18)	(17.03)
2021	205,408	14.47	15.62	3,152,836	0.01	0.25	1.85	13.40	15.19
2020	70,960	12.76	13.68	938,575	0.02	0.25	1.85	5.37	7.13
2019	58,693	12.11	12.77	731,574	2.47	0.25	1.85	16.67	18.46
Vanguard® VIF Capital Growth
2023	66,991	18.41	20.43	1,335,928	0.01	0.25	1.85	22.16	23.89
2022	76,363	15.07	16.49	1,233,196	0.01	0.25	1.85	(19.28)	(18.20)
2021	67,802	18.67	20.16	1,311,086	0.01	0.25	1.85	15.75	17.69
2020	62,250	16.13	17.29	1,037,907	0.01	0.25	1.85	11.86	13.68
2019	61,457	14.42	15.21	909,794	1.65	0.25	1.85	20.57	22.46
Vanguard® VIF Conservative Allocation
2023	590,405	10.01	11.12	6,285,486	0.02	0.25	1.85	7.29	8.91
2022	644,903	9.33	10.21	6,273,187	0.02	0.25	1.85	(18.73)	(17.59)
2021	583,293	11.48	12.39	6,875,828	0.02	0.25	1.85	0.97	2.57
2020	234,847	11.37	12.19	2,724,001	0.02	0.25	1.85	6.46	8.16
2019	123,092	10.68	11.27	1,349,658	1.45	0.25	1.85	10.33	12.03

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Vanguard® VIF Diversified Value
2023	108,185	14.92	16.56	1,769,036	0.01	0.25	1.85	14.68	16.29
2022	95,380	13.01	14.38	1,350,005	0.01	0.25	1.85	(15.52)	(14.30)
2021	50,133	15.40	16.62	826,973	0.01	0.25	1.85	24.29	26.29
2020	18,339	12.39	13.29	236,656	0.02	0.25	1.85	6.44	8.22
2019	34,678	11.64	12.28	411,821	2.29	0.25	1.85	19.75	21.70
Vanguard® VIF Equity Income
2023	212,413	14.70	16.32	3,442,100	0.03	0.25	1.85	3.16	4.62
2022	186,703	14.25	15.60	2,888,853	0.02	0.25	1.85	(5.19)	(3.82)
2021	115,229	15.03	16.22	1,844,856	0.02	0.25	1.85	19.38	21.32
2020	83,154	12.59	13.50	1,102,923	0.02	0.25	1.85	(1.64)	(0.07)
2019	82,724	12.80	13.51	1,094,241	2.44	0.25	1.85	18.52	20.41
Vanguard® VIF Equity Index
2023	609,989	17.70	19.65	11,949,221	0.01	0.25	1.85	20.33	22.05
2022	395,088	14.71	16.10	6,333,751	0.01	0.25	1.85	(21.92)	(20.81)
2021	245,632	18.84	20.33	4,968,973	0.01	0.25	1.85	22.50	24.42
2020	79,786	15.38	16.49	1,297,571	0.01	0.25	1.85	12.59	14.36
2019	36,318	13.66	14.42	516,380	0.48	0.25	1.85	24.98	27.05
Vanguard® VIF Global Bond Index
2023	139,186	8.74	8.74	1,215,698	0.02	0.25	0.25	3.19	3.19
2022	140,583	8.47	8.47	1,190,887	0.02	0.25	0.25	(15.97)	(15.97)
2021	59,734	10.08	10.08	601,922	0.02	0.25	0.25	(4.91)	(4.91)
2020	6,855	10.35	10.63	72,702	0.00	0.25	1.85	1.67	3.20
2019	—	10.18	10.30	—	—	0.25	1.85	1.80	3.00
Vanguard® VIF Growth
2023	132,071	18.37	20.39	2,679,715	0.00	0.25	1.85	33.79	35.66
2022	110,991	13.73	15.03	1,659,794	—	0.25	1.85	(36.38)	(35.47)
2021	69,389	21.58	23.29	1,598,527	0.00	0.25	1.85	12.28	14.05
2020	12,652	19.22	20.61	245,973	0.00	0.25	1.85	36.31	38.51
2019	7,851	14.10	14.88	111,198	0.41	0.25	1.85	27.49	29.50

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Vanguard® VIF High Yield Bond
2023	119,479	9.87	10.96	1,302,723	0.05	0.25	1.85	6.59	8.09
2022	125,760	9.26	10.14	1,268,891	0.03	0.25	1.85	(13.54)	(12.28)
2021	105,111	10.71	11.56	1,208,776	0.05	0.25	1.85	(1.20)	0.35
2020	120,169	10.84	11.63	1,381,463	0.03	0.25	1.85	0.65	2.29
2019	83,688	10.77	11.37	941,573	6.22	0.25	1.85	10.12	12.02
Vanguard® VIF International
2023	321,725	13.65	15.16	4,874,327	0.02	0.25	1.85	9.38	10.98
2022	297,875	12.48	13.66	4,066,260	0.01	0.25	1.85	(33.26)	(32.31)
2021	281,760	18.70	20.18	5,683,100	0.00	0.25	1.85	(6.22)	(4.72)
2020	154,942	19.94	21.38	3,268,296	0.01	0.25	1.85	50.04	52.50
2019	118,105	13.29	14.02	1,637,641	1.15	0.25	1.85	25.02	26.99
Vanguard® VIF Mid-Cap Index
2023	341,916	14.35	15.93	5,294,468	0.01	0.25	1.85	10.64	12.18
2022	340,826	12.97	14.20	4,677,611	0.01	0.25	1.85	(22.52)	(21.42)
2021	277,347	16.74	18.07	4,827,809	0.01	0.25	1.85	18.47	20.39
2020	190,747	14.13	15.15	2,744,483	0.01	0.25	1.85	12.41	14.25
2019	71,205	12.57	13.26	914,575	0.62	0.25	1.85	24.70	26.65
Vanguard® VIF Moderate Allocation
2023	1,067,397	11.36	12.61	13,307,614	0.02	0.25	1.85	10.29	11.89
2022	805,102	10.30	11.27	8,956,922	0.02	0.25	1.85	(19.72)	(18.63)
2021	436,212	12.83	13.85	5,869,009	0.02	0.25	1.65	4.82	6.54
2020	444,966	12.24	13.12	5,614,456	0.01	0.25	1.85	8.32	10.07
2019	156,912	11.30	11.92	1,843,165	1.80	0.25	1.85	13.91	15.73
Vanguard® VIF Real Estate Index
2023	180,754	10.48	11.64	2,093,474	0.02	0.25	1.85	6.61	8.18
2022	180,052	9.83	10.76	1,927,120	0.01	0.25	1.85	(29.63)	(28.65)
2021	98,657	13.97	15.08	1,480,447	0.01	0.25	1.85	33.56	35.73
2020	24,763	10.46	11.21	273,043	0.01	0.25	1.85	(9.36)	(7.96)
2019	14,711	11.54	12.18	172,402	1.40	0.25	1.85	22.64	24.67

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Vanguard® VIF Short Term Investment Grade
2023	993,331	7.93	8.80	8,728,664	0.02	0.25	1.85	1.28	2.68
2022	847,032	7.83	8.57	7,236,472	0.02	0.25	1.85	(10.00)	(8.73)
2021	622,758	8.70	9.39	5,829,899	0.01	0.25	1.85	(5.13)	(3.59)
2020	199,759	9.17	9.83	1,942,195	0.03	0.25	1.85	0.44	2.08
2019	92,945	9.13	9.63	885,722	2.74	0.25	1.85	0.66	2.34
Vanguard® VIF Small Company Growth (c)
2023	14,878	15.51	15.51	230,648	0.00	0.25	0.25	15.83	15.83
2022	16,761	13.39	13.39	224,335	0.00	0.25	0.25	(27.70)	(27.70)
2021	17,036	18.52	18.52	315,474	0.00	0.25	0.25	10.57	10.57
2020	17,605	15.77	16.91	294,852	0.01	0.25	1.85	17.34	19.25
2019	11,430	13.44	14.18	160,749	0.74	0.25	1.85	21.96	23.95
Vanguard® VIF Total Bond Market Index
2023	2,125,581	7.52	8.35	17,650,757	0.02	0.25	1.85	0.80	2.20
2022	1,374,916	7.46	8.17	11,168,900	0.02	0.25	1.85	(17.20)	(15.95)
2021	1,193,149	9.01	9.72	11,527,976	0.02	0.25	1.85	(6.34)	(4.89)
2020	429,315	9.62	10.32	4,378,791	0.02	0.25	1.85	2.45	4.14
2019	290,954	9.39	9.91	2,852,581	2.33	0.25	1.85	3.53	5.20
Vanguard® VIF Total International Stock Market Index
2023	1,012,992	10.10	10.82	10,949,848	0.03	0.25	1.85	10.26	11.89
2022	788,650	9.16	9.67	7,620,471	0.03	0.25	1.85	(19.86)	(18.74)
2021	453,639	11.43	11.90	5,392,917	0.02	0.25	1.85	3.44	5.12
2020	75,636	11.05	11.35	855,008	0.01	0.25	1.85	5.84	7.58
2019	28,834	10.44	10.55	303,348	—	0.25	1.85	4.40	5.50
Vanguard® VIF Total Stock Market Index
2023	1,220,645	17.10	18.98	23,045,885	0.01	0.25	1.85	20.25	21.98
2022	1,063,489	14.22	15.56	16,532,901	0.01	0.25	1.85	(23.22)	(22.16)
2021	841,611	18.52	19.99	16,793,913	0.01	0.25	1.85	19.64	21.59
2020	187,528	15.48	16.59	3,064,148	0.01	0.25	1.85	14.84	16.67
2019	116,239	13.48	14.22	1,623,787	1.12	0.25	1.85	24.58	26.51

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Victory RS Partners (c)
2023	14,700	32.77	32.77	482,425	0.01	0.90	0.90	11.24	11.24
2022	15,387	29.46	29.46	453,894	0.00	0.90	0.90	(8.20)	(8.20)
2021	17,811	32.09	32.09	572,076	—	0.90	0.90	24.67	24.67
2020	19,212	25.74	25.74	495,005	—	0.90	0.90	(3.41)	(3.41)
2019	20,357	26.65	26.65	542,958	0.90	0.90	0.90	25.71	25.71
Victory RS Science and Technology
2023	24,387	28.14	29.13	711,607	—	0.90	1.10	27.27	27.54
2022	24,671	22.11	22.84	564,416	—	0.90	1.10	(45.77)	(45.67)
2021	33,576	40.77	42.04	1,412,788	—	0.90	1.10	(12.92)	(12.73)
2020	42,257	45.83	48.17	2,036,781	—	0.90	1.25	58.14	58.71
2019	40,788	28.98	30.35	1,238,664	—	0.90	1.25	33.55	34.00
Victory RS Value
2023	111,370	15.21	15.74	1,752,623	0.01	0.90	1.10	3.26	3.42
2022	117,249	14.73	15.22	1,784,105	0.00	0.90	1.10	(6.89)	(6.68)
2021	120,586	15.82	16.31	1,965,988	0.00	0.90	1.10	22.26	22.45
2020	136,276	12.67	13.32	1,813,765	—	0.90	1.25	(6.70)	(6.33)
2019	174,502	13.58	14.22	2,478,079	0.63	0.90	1.25	25.97	26.29
Virtus Ceredex Mid Cap Value Equity
2023	8,328	18.11	18.11	151,417	0.01	0.90	0.90	6.40	6.40
2022	14,482	17.02	17.02	246,998	0.01	0.90	0.90	(17.50)	(17.50)
2021	15,659	20.63	20.63	323,619	—	0.90	0.90	23.83	23.83
2020	18,546	16.66	16.66	309,476	0.01	0.90	0.90	(5.34)	(5.34)
2019	25,192	17.60	17.60	443,713	0.96	0.90	0.90	27.63	27.63
Virtus Duff & Phelps Real Estate Securities Series
2023	26,423	12.51	13.49	349,118	0.02	0.25	1.45	6.47	7.49
2022	24,938	11.75	12.55	307,220	0.01	0.25	1.45	(29.17)	(28.41)
2021	25,176	16.59	17.53	434,799	0.01	0.25	1.45	40.12	41.71
2020	26,873	11.84	12.55	321,081	0.01	0.25	1.45	(5.88)	(4.71)
2019	8,142	12.58	13.17	102,826	1.65	0.25	1.45	21.90	23.43

(c)	Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
Virtus KAR Small-Cap Growth Series
2023	58,389	26.15	28.90	1,566,755	—	0.25	1.45	14.74	15.88
2022	33,178	22.79	24.94	799,947	—	0.25	1.45	(33.23)	(32.54)
2021	45,236	34.13	36.97	1,624,708	—	0.25	1.25	0.41	1.62
2020	41,193	33.99	36.84	1,450,876	—	0.25	1.45	38.34	39.97
2019	46,042	24.57	26.32	1,162,475	—	0.25	1.45	31.32	32.93
Virtus Newfleet Multi-Sector Intermediate Bond Series
2023	15,922	8.63	9.20	143,587	0.05	0.25	1.45	4.10	5.14
2022	14,285	8.29	8.75	122,810	0.04	0.25	1.45	(13.28)	(12.41)
2021	12,099	9.56	9.99	119,700	0.01	0.25	1.45	(3.34)	(2.15)
2020	57,161	9.89	10.36	582,420	0.03	0.25	1.45	1.85	3.19
2019	61,550	9.71	10.04	608,302	2.72	0.25	1.45	5.66	6.92
Virtus SGA International Growth Series
2023	39,863	8.26	8.92	351,942	0.00	0.25	1.45	13.15	14.30
2022	45,238	7.30	7.81	349,964	—	0.25	1.45	(22.01)	(21.19)
2021	56,985	9.36	9.91	558,722	—	0.25	1.45	3.54	4.87
2020	90,912	9.04	9.45	849,898	—	0.25	1.45	18.32	19.62
2019	93,139	7.64	7.90	728,469	0.67	0.25	1.45	13.35	14.83
Virtus Strategic Allocation Series
2023	21,133	12.11	13.78	283,692	0.01	0.25	1.45	17.12	18.28
2022	14,400	10.34	11.65	152,779	0.00	0.25	1.45	(33.46)	(32.78)
2021	18,560	15.54	17.33	293,684	0.00	0.25	1.45	2.85	4.15
2020	7,705	15.11	16.89	118,378	0.01	0.25	1.45	28.16	30.10
2019	6,443	11.79	13.02	75,964	1.30	0.25	1.45	20.55	22.02
Voya MidCap Opportunities Portfolio
2023	10,233	17.13	22.82	225,751	—	0.25	1.45	18.22	19.48
2022	10,051	14.49	19.10	185,880	—	0.25	1.45	(28.48)	(27.79)
2021	9,525	20.26	26.45	243,933	—	0.25	1.45	6.74	8.09
2020	2,215	18.98	24.85	54,225	—	0.25	1.45	34.42	36.09
2019	839	14.12	18.26	11,803	0.09	0.25	1.45	23.32	24.73

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)
VY CBRE Global Real Estate Portfolio
2023	16,333	9.26	10.74	175,435	0.01	0.25	1.45	7.42	8.59
2022	14,843	8.62	9.89	145,663	0.03	0.25	1.45	(28.35)	(27.65)
2021	14,453	12.03	13.67	196,061	0.02	0.25	1.45	28.12	29.70
2020	10,568	9.39	10.71	106,892	0.05	0.25	1.45	(9.36)	(8.23)
2019	9,769	10.36	11.67	108,611	2.48	0.25	1.45	18.81	20.19
VY CBRE Real Estate Portfolio
2023	—	11.85	11.85	—	—	1.25	1.45	9.12	9.12
2022	—	12.99	12.99	—	—	0.25	0.25	(29.56)	(29.56)
2021	32,526	18.44	18.44	599,805	0.00	0.25	0.25	46.93	46.93
2020	—	10.73	12.75	—	—	0.25	1.45	(10.73)	(9.64)
2019	—	12.02	14.11	—	—	0.25	1.45	22.40	23.88
Western Asset Variable Global High Yield Bond
2023	125,064	8.49	10.38	1,284,834	0.05	0.25	1.45	5.31	6.52
2022	128,861	8.06	8.90	1,257,437	0.05	0.25	1.45	(17.42)	(16.67)
2021	175,859	9.76	10.68	2,057,484	0.04	0.25	1.45	(3.37)	(2.20)
2020	176,766	10.10	12.13	2,136,722	0.02	0.25	1.45	2.43	3.74
2019	355,049	9.86	11.76	4,169,164	4.87	0.25	1.45	9.07	10.32

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The additional fees for the mortality and expense risk charges applied to policies whose contract values are less than $100,000 are excluded from these ratios because they result in reductions of contract owner units, rather than direct reductions to the unit values. See Note 2.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

SBL Variable Annuity Account XIV

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

PART C
OTHER INFORMATION
Item 27. Exhibits
Exhibit Number	Description	Location
(a)	Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed July 11, 2000)
(b)	Form of Custody Agreements	Not Applicable
(c)(1)	Marketing Organization Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2008)
(c)(2)	SBL Variable Product Sales Agreement (3-Way Agreement) (Form 9482C 7-00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed March 1, 2002)
(c)(3)	Marketing Organization Agreement Commission Schedule	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2015)
(c)(4)	Amendment to Marketing Organization, SBL Variable Products Broker/Dealer Sales, SBL Variable Product Sales, and Anti-Money Laundering and Suitability Agreements	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120399 (filed November 12, 2004)
(c)(5)	Distribution Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 28, 2017)
(c)(6)	Marketing Organization Amendment – Supervisory Fee	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007)
(c)(7)	Facilities Agreement	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2019)
(c)(8)	EliteDesigns II Commission Schedule	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2013)
(d)(1)	Individual Contract (Form V6029 11-00)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed November 9, 2006)
(d)(2)	Individual Contract-Unisex (Form V6029 11-00U)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed November 9, 2006)
(d)(3)	Tax-Sheltered Annuity Endorsement (Form V6101 R9-10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(4)	Individual Retirement Annuity Endorsement (Form V6849A R9-10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(5)	Roth IRA Endorsement (Form V6851A R9-10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(6)	403a Endorsement (Form V6057 10-98)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 1999)
(d)(7)	Credit Enhancement Rider (Form V6084 11-01)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed March 1, 2002)
(d)(8)	Dollar for Dollar Living Benefit Rider (Form V6094 R9-05)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007)
(d)(9)	Return of Premium or Contract Value Death Benefit Rider (Form V6105 10-06)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed November 9, 2006)
(d)(10)	Nursing Home Endorsement (Form 6052 10-10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(d)(11)	Terminal Illness Endorsement (Form 6053 10-10)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(e)(1)	EliteDesigns Application (Form V9101 10-06)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2010)
(e)(2)	EliteDesigns Application – Unisex (Form V9101 U 10-06)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2010)
1

Exhibit Number	Description	Location
(e)(3)	EliteDesigns (2011) Application (Form V9101 01-22)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(e)(4)	EliteDesigns II Application (Form V9301 01-22)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
f(1)	Composite of Articles of Incorporation of SBL	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed February 23, 2005)
f(2)	Bylaws of SBL	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333 138540 (filed April 29, 2016)
(g)	Reinsurance Contracts	Not Applicable
(h)(1)	Participation Agreement – AIM – Variable Insurance Funds (Invesco)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(2)	Participation Agreement – AllianceBernstein	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(3)	Participation Agreement – ALPS (Morningstar)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2018)
(h)(4)	Participation Agreement – American Century – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(5)	Participation Agreement – American Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014)
(h)(6)	Participation Agreement – BlackRock – Variable Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(7)	Participation Agreement – DFA Investment Dimensions Group Inc. (Dimensional)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(8)	Participation Agreement – Dreyfus – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(9)	Participation Agreement – DWS	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(h)(10)	Participation Agreement – Eaton Vance	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014)
(h)(10)(i)	Participation Agreement – Eaton Vance – Amendment 1	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2021)
(h)(11)	Participation Agreement – Federated	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed December 28, 2012)
(h)(12)	Participation Agreement – Fidelity VIP	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(13)	Participation Agreement – Franklin Templeton – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(14)	Participation Agreement – Fred Alger	Filed herewith
(h)(15)	Participation Agreement – Goldman Sachs – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 28, 2023)
(h)(16)	Participation Agreement – ING (Voya)	Filed herewith
(h)(17)	Participation Agreement – Ivy – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2019)
(h)(17)(i)	Participation Agreement – Ivy – Variable Insurance Funds – Amendment 6	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2021)
(h)(18)	Participation Agreement – Janus Aspen Series	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(19)	Participation Agreement – JPMorgan	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(20)	Participation Agreement – Legg Mason (Western Asset)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 28, 2017)
(h)(21)	Participation Agreement – Lincoln	Filed herewith
(h)(22)	Participation Agreement – Lord Abbett	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
2

Exhibit Number	Description	Location
(h)(23)	Participation Agreement – MFS	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(24)	Participation Agreement – Morgan Stanley	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2016)
(h)(25)	Participation Agreement – Neuberger Berman – AMT Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(26)	Participation Agreement – Northern Lights (Donoghue Forlines Dividend)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(27)	Participation Agreement – Northern Lights (Donoghue Forlines Momentum)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(28)	Participation Agreement – Northern Lights (TOPS)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2016)
(h)(29)	Participation Agreement – PIMCO – Variable Insurance Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2020)
(h)(30)	Participation Agreement – Pioneer	Filed herewith
(h)(31)	Participation Agreement – Putnam	Filed herewith
(h)(32)	Participation Agreement – Rydex – Variable Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 28, 2006)
(h)(32)(i)	Participation Agreement – Rydex – Variable Funds – Amendment No. 6	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007)
(h)(33)	Participation Agreement – SBL (Guggenheim)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014)
(h)(34)	Participation Agreement – T. Rowe Price	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(35)	Participation Agreement – Third Avenue	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011)
(h)(36)	Participation Agreement – Two Roads Shared Trust (Redwood)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2016)
(h)(37)	Participation Agreement – Van Eck	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014)
(h)(38)	Participation Agreement – Vanguard	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2016)
(h)(39)	Participation Agreement – Virtus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(40)	Participation Agreement – Wells Fargo (Allspring) – Variable Funds	Filed herewith
(h)(41)	Information Sharing Agreement – AIM (Invesco)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(42)	Information Sharing Agreement – ALPS (Morningstar)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(43)	Information Sharing Agreement – American Century	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(44)	Information Sharing Agreement – American Funds	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014)
(h)(45)	Information Sharing Agreement – Dreyfus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(46)	Information Sharing Agreement – Fidelity Insurance	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(47)	Information Sharing Agreement – Franklin Templeton	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2022)
(h)(48)	Information Sharing Agreement – Goldman Sachs	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(49)	Information Sharing Agreement – ING (Voya)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-142084 (filed February 21, 2013)
3

Exhibit Number	Description	Location
(h)(50)	Information Sharing Agreement – Ivy	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(51)	Information Sharing Agreement – Janus	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(52)	Information Sharing Agreement – Legg Mason (Western Asset)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2009)
(h)(53)	Information Sharing Agreement – MFS	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(54)	Information Sharing Agreement – Neuberger Berman	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(55)	Information Sharing Agreement – PIMCO	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(56)	Information Sharing Agreement – Putnam	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(57)	Information Sharing Agreement – Rydex	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007)
(h)(58)	Information Sharing Agreement – Security Funds (Guggenheim)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(59)	Information Sharing Agreement – T. Rowe Price	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007)
(h)(60)	Information Sharing Agreement – Van Eck	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013)
(h)(61)	Information Sharing Agreement – Wells Fargo	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-89236 (filed April 27, 2007)
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion of Counsel	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 29, 2016)
(l)(1)	Consent of Independent Registered Public Accounting Firm	Filed herewith
(l)(2)	Consent of Counsel	Filed herewith
(m)	Omitted Financial Statements	Not Applicable
(n)	Initial Capital Agreements	Not Applicable
(o)(1)	Form of Initial Summary Prospectus – EliteDesigns (2011)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2021)
(o)(2)	Form of Initial Summary Prospectus – EliteDesigns II	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2021)
(p)	Powers of Attorney of John F. Guyot, Michael P. Kiley, Susan J. Lacey, Roger S. Offermann, Barry G. Ward, Joseph W. Wittrock, and Douglas G. Wolff	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 28, 2023)
Item 28.
Directors and Officers of the Depositor
The directors and principal officers of Security Benefit Life Insurance Company are set forth below.
Name and Principal Business Address*	Positions and Offices with Depositor
Douglas G. Wolff	Chief Executive Officer and Director
Michael P. Kiley	Director
Barry G. Ward	Director
John F. Guyot	Senior Vice President, General Counsel, Secretary, and Director
Roger S. Offermann	Senior Vice President, Chief Actuary, Chief Product Officer, and Director
Joseph W. Wittrock	Senior Vice President, Chief Investment Officer, and Director
Caleb I. Brainerd	Senior Vice President, Chief Financial Officer, and Treasurer
4

Name and Principal Business Address*	Positions and Offices with Depositor
David G. Byrnes	Senior Vice President and Chief Distribution Officer
Albert J. Dal Porto	Senior Vice President and Chief Strategy Officer
Jeffrey M. Forlizzi	Senior Vice President, Investments
Sean O’Donoghue	Senior Vice President and Chief Technology Officer
Jenifer C. Purvis	Senior Vice President, Chief Human Resources Officer
Kurt E. Auleta	Vice President
Brian J. Beckett	Vice President and Chief Accounting Officer
Justin F. Carroll	Vice President and Associate General Counsel
Amy L. Comer	Vice President and Assistant General Counsel
Jessica L. Daniels	Vice President, Administration and Employee Relations
Joseph J. Elmy	Vice President and Tax Director
Jackie R. Fox	Vice President, Client Services
Jennifer L. Fulks	Vice President and Head of HR Operations
Rui Guo	Vice President and Deputy Chief Actuary
Carmen R. Hill	Vice President, Chief Compliance Officer, and Chief Privacy Officer
Blaine G. Hirsch	Vice President, Investment Strategy
Duc X. Ho	Vice President and Appointed Actuary
Cherie L. Huffman	Vice President, Investments
Justin A. Jacquinot	Vice President
James J. Kiley	Vice President
Greg D. Kratz	Vice President
Susan J Lacey	Vice President and Controller
Michael T. Maghini	Vice President
William J. McDonough	Vice President, Investments
Stuart Schiffman	Vice President and Chief Data Officer
Lyle S. Semchyshyn	Vice President and Corporate Actuary
Alberto Silva	Vice President, Digital Product Management
Jeanne R. Slusher	Vice President and Director of Audit
Christopher D. Swickard	Vice President, Deputy General Counsel, and Assistant Secretary
Kevin M. Watt	Vice President
Craig P. Weishaar	Vice President, Direct Relationships
Richard J. Wells	Vice President, Operations
John P. Wohletz	Vice President, GAAP Financial Reporting
*Located at One Security Benefit Place, Topeka, KS 66636-0001
Item 29.
Persons Controlled by or Under Common Control with the Depositor or Registrant
The Depositor, Security Benefit Life Insurance Company (“SBL” or “the Company”), is a wholly-owned subsidiary of SBL Holdings, LLC. The Registrant is a segregated asset account of SBL. The list of companies controlled by or under common control with SBL Holdings, LLC is set forth below.
Name	Jurisdiction	Percent of Voting Securities Owned
Todd L. Boehly, Individual
100 N. Crescent Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
100 N. Crescent LLC	DE	100%	by 100 N. Cresent Holdings LLC
125 West 57th Street Holdings LLC	DE	85.0%	by CI W57th Street Holdings LLC
125 West 57th Street Mezz 2, LLC	DE	100%	by 125 West 57th Street Holdings LLC
125 West 57th Street Mezz, LLC	DE	100%	by 125 West 57th Street Mezz 2, LLC
125 West 57th Street Property Owner LLC	DE	100%	by 125 West 57th Street Holdings LLC
125 West 57th Street Property Owner LLC	DE	100%	by 125 West 57th Street Mezz, LLC
12D The Film Limited	GBR	100%	by Fulwell 73 UK Limited
13 FEG Alamo Production, LLC	DE	100%	by 13 FEG Asset Production, LLC
13 FEG Asset Production, LLC	DE	100%	by 13FEG Ops, LLC
5

Name	Jurisdiction	Percent of Voting Securities Owned
13 FEG Columbus Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13 FEG Haunted Holdings, LLC	DE	100%	by 13FEG Ops, LLC
13 FEG Haunted Prison, LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
13 FEG New Orleans, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13 FEG Touring Events, LLC	DE	100%	by 13FEG Ops, LLC
13FEG Houston Holdings, LLC	TN	100%	by 13 FEG Haunted Holdings, LLC
13FEG Immersive Theater, LLC	CA	100%	by 13 FEG Haunted Holdings, LLC
13FEG IP, LLC	DE	100%	by Thirteenth Floor Entertainment Group, LLC
13FEG Jacksonville Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG LA Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
13FEG Ops, LLC	DE	100%	by Thirteenth Floor Entertainment Group, LLC
13th Floor Denver Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
1861 Capital, LLC	KS	100%	by Sherwood Park, Inc.
234 Productions, LLC	DE	100%	by Fulwell 73 Productions US, Inc.
3030 Chain Bridge Road, LLC	DE	90.0%	by SBT Investors, LLC
333 Fish Tacos NY 1, LLC	NY	100%	by Fish Tacos NY 1, LLC
37-41 Mortimer GP LTD	GBR	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer LP	GBR	99.99%	by 37-41 Mortimer Unit Trust
37-41 Mortimer Nominee 1 Ltd	GBR	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Nominee 2 Ltd	GBR	100%	by 37-41 Mortimer GP LTD
37-41 Mortimer Opco Ltc	GBR	100%	by 37-41 Mortimer Street LLP
37-41 Mortimer Street LLP	GBR	0%	Board rights held by CH Capital A Holdings LLc
37-41 Mortimer Unit Trust	JEY	99.99%	by 37-41 Mortimer Street LLP
4AIR, LLC	DE	28.55%	by Eldridge 4AIR Holdings LLC
688 Bronx Commissary, LLC	NY	100%	by MPQ 688 Bronx HoldCo, LLC
700 Edgewater Development Mezz, LLC	DE	100%	by CHE Edgewater LLC
700 Edgewater Development Parent, LLC	DE	45.0%	by CHE Edgewater LLC
700 Edgewater Development, LLC	DE	100%	by CHE Edgewater LLC
720 NE Street Holdco LLC	DE	100%	by CHE NE Street LLC
720 NE Street LLC	DE	50.0%	by CHE NE Street LLC
720 NE Street PropCo LLC	DE	100%	by CHE NE Street LLC
9350 Civic Center Drive, LLC	DE	100%	by 9350 Civic Center JV, LLC
9350 Civic Center JV, LLC	DE	50.0%	by SBC Civic Center LLC
A Bus Could Run Limited	GBR	100%	by Fulwell 73 Limited
A Cigar is Just a Cigar Limited	GBR	100%	by A24 Films LLC
A Cigar is Just a Cigar LLC	DE	100%	by A24 Films LLC
A24 Analytics LLC	DE	100%	by A24 Films LLC
A24 Commerce St LLC	DE	100%	by A24 Films LLC
A24 Distribution, LLC	DE	100%	by A24 Films LLC
A24 Films, LLC	DE	32.1%	by Valence A24, LLC
A24 International LLC	DE	100%	by A24 Films LLC
A24 Investments LLC	DE	100%	by A24 Films LLC
A24 Merch LLC	DE	100%	by A24 Films LLC
A24 Music LLC	DE	100%	by A24 Films LLC
A24 Productions 1 LLC	DE	100%	by A24 Films LLC
A24 Productions 2 LLC	DE	100%	by A24 Films LLC
A24 Productions 3 LLC	DE	100%	by A24 Films LLC
A24 Publishing LLC	DE	100%	by A24 Films LLC
A24 Services, LLC	DE	100%	by A24 Films LLC
A24 Studios Limited	GBR	100%	by A24 Films LLC
A24 Studios LLC	DE	100%	by A24 Films LLC
A24 Sunset LLC	DE	100%	by A24 Films LLC
A24 TV Inc.	DE	100%	by After The Fact LLC
6

Name	Jurisdiction	Percent of Voting Securities Owned
A24 TV LLC	DE	100%	by A24 Films LLC
A24 Ventures LLC	DE	100%	by A24 Films LLC
ABM JG Greenwich, LLC	DE	100%	by Aurify Brands Management, LLC
ACZ Investments LP	DE	0%	Mgmt. by Eldridge CH GP LLC
ACZ Students LLC	DE	100%	by ACZ Investments LP
Adore Matchmaking LLC	DE	100%	by A24 Films LLC
Adore Rights LLC	DE	100%	by A24 Films LLC
Aero Solutions Srl	Italy	100%	by Sirio S.p.A.
After The Fact LLC	DE	100%	by A24 Films LLC
AIC The Film Limited	GBR	100%	by Fulwell 73 Limited
Air Eldridge LLC	DE	100%	by Eldridge Corporate Services, LLC
Aircraft Hangar Services LLC	DE	100%	by Air Eldridge LLC
AllBright Collective Limited	GBR	100%	by Cain PE LLC
AltAlpha Vintage, L.P.	DE	0%	Mgmt. by CAIS AltAlpha Vintage LLC
An Inconvenient Tooth LLC	DE	100%	by A24 Films LLC
AOG, LLC	OH	100%	by Fairgrave Omlie, LLC
Apocalypse Events LLC	CO	100%	by 13 FEG Touring Events, LLC
APQ 1131 Madison Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1399 Madison NY, LLC	DE	100%	by LPQ USA, LLC
APQ 1592 First Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ 17th Street DC, LLC	DE	100%	by LPQ USA, LLC
APQ 33 Bakery Annex NY, LLC	DE	100%	by LPQ USA, LLC
APQ 33 Street Bakery NY, LLC	DE	100%	by LPQ USA, LLC
APQ 85 Broad NY, LLC	DE	100%	by LPQ USA, LLC
APQ 8th and Walnut PA, LLC	DE	100%	by LPQ USA, LLC
APQ Americana CA, LLC	DE	100%	by LPQ USA, LLC
APQ Beverly Hills CA, LLC	DE	100%	by LPQ USA, LLC
APQ Blaine Mansion DC, LLC	DE	100%	by LPQ USA, LLC
APQ Bleecker NY, LLC	DE	100%	by LPQ USA, LLC
APQ Bryant Park Kiosk NY, LLC	DE	100%	by LPQ USA, LLC
APQ Bryant Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Capitol Hill DC, LLC	DE	100%	by LPQ USA, LLC
APQ Carnegie Hill NY, LLC	DE	100%	by LPQ USA, LLC
APQ Carroll Square DC, LLC	DE	100%	by LPQ USA, LLC
APQ Claremont CA, LLC	DE	100%	by LPQ USA, LLC
APQ Coconut Grove FL, LLC	DE	100%	by LPQ USA, LLC
APQ E65 NY, LLC	DE	100%	by LPQ USA, LLC
APQ Encino Bakery CA, LLC	DE	100%	by LPQ USA, LLC
APQ First Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ Florence Bakery Annex CA, LLC	DE	100%	by LPQ USA, LLC
APQ Garden City NY, LLC	DE	100%	by LPQ USA, LLC
APQ Grand Central West NY, LLC	DE	100%	by LPQ USA, LLC
APQ Greenwich CT, LLC	DE	100%	by LPQ USA, LLC
APQ Larchmont CA, LLC	DE	100%	by LPQ USA, LLC
APQ Lincoln Square NY, LLC	DE	100%	by LPQ USA, LLC
APQ Manhattan Beach CA, LLC	DE	100%	by LPQ USA, LLC
APQ Merrifield VA, LLC	DE	100%	by LPQ USA, LLC
APQ Mineral Springs NY, LLC	DE	100%	by LPQ USA, LLC
APQ New Canaan CT, LLC	DE	100%	by LPQ USA, LLC
APQ Rye NY, LLC	DE	100%	by LPQ USA, LLC
APQ Sailboat Pond NY, LLC	DE	100%	by LPQ USA, LLC
APQ South End Avenue NY, LLC	DE	100%	by LPQ USA, LLC
APQ South Gayley CA, LLC	DE	100%	by LPQ USA, LLC
7

Name	Jurisdiction	Percent of Voting Securities Owned
APQ Studio City CA, LLC	DE	100%	by LPQ USA, LLC
APQ Tribeca NY, LLC	DE	100%	by LPQ USA, LLC
APQ Tuxedo Bakery MD, LLC	DE	100%	by LPQ USA, LLC
APQ Verdi Park NY, LLC	DE	100%	by LPQ USA, LLC
APQ Villa Marina CA, LLC	DE	100%	by LPQ USA, LLC
APQ Westlake CA, LLC	DE	100%	by LPQ USA, LLC
APQ Wildwood MD, LLC	DE	100%	by LPQ USA, LLC
Arch Portfolio Trust, LLC	DE	100%	by EPH, LLC
ARK PIPE Fund I, LLC	DE	100%	by Bruce Park Portfolio Trust, LLC
Armstrong Portfolio Trust, LLC	DE	100%	by EPH, LLC
Arotr LLC	DE	49.0%	by StarVista Live LLC
Arstar Productions, LLC	CA	100%	by Keshet/dcp LLC
Asbury Boss, LLC	DE	100%	by Eldridge IP Holdings LLC
Asian Perspective Media, LLC	DE	85.0%	by Valence APM, LLC
Associated Aircraft Group, LLC	DE	100%	by Flexjet Vertical Lift, LLC
Asylum Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
Atlas Funding, LLC	DE	100%	by Monterey Portfolio Trust, LLC
Atlas HI GP LLC	DE	100%	by Cain International II LP
Atlas IntermediateCo LLC	DE	100%	by Atlas Venture Holdings LP
Atlas Venture Holdings LP	DE	50.0%	by ACZ Investments LP
Atlas Venture Investment LP	DE	100%	by Atlas Venture Holdings LP
Auburndale, LLC	KS	100%	by Sherwood Park, Inc.
Auld Fella UK Limited	GBR	100%	by MRC II Holdings, LP
Auld Fella, LLC	CA	100%	by MRC II Holdings, LP
Aurify Brands Holdings, LLC	NY	100%	by Aurify Brands, LLC
Aurify Brands Management, LLC	DE	100%	by Aurify Brands, LLC
Aurify Brands, LLC	NY	23.2%	by Arch Portfolio Trust, LLC
Aurify Brands, LLC	NY	30.1%	by Palmer Portfolio Trust, LLC
Aurify Brands, LLC	NY	29.7%	by Putnam Asset Holdings, LLC
Aurify Fish Tacos Holdings LLC	NY	100%	by Aurify Brands Holdings, LLC
Ausenco Bidco, LLC	DE	100%	by Ausenco Holdings, LLC
Ausenco Funding, LLC	DE	100%	by Eldridge Industries, LLC
Ausenco Holdings, LLC	DE	100%	by Ausenco Funding, LLC
Backboard Limited	GBR	100%	by Fulwell 73 UK Limited
Baia Waterviews LLC	DE	100%	by CHE Edgewater LLC
Baleta sp.zo.o	Poland	100%	by PZO JV B.V.
Ballinshire Asset Holdings, LLC	DE	100%	by Ballinshire Capital Funding Trust
Ballinshire Asset Holdings, LLC	DE	100%	by EPH Holdings, LLC
Ballinshire Capital Funding Trust	DE	100%	by EPH Holdings, LLC
Ballinshire FA Holdings, LLC	NJ	100%	by Ballinshire Capital Funding Trust
Bambino Films LLC	DE	100%	by MRC II Holdings, LP
Bambino Films UK Limited	GBR	100%	by MRC II Holdings, LP
Banner Creek Bridge, LLC	KS	100%	by Sherwood Park, Inc.
BBMA Holdings I, LLC	DE	100%	by DCP Holdings DE, LLC
BBMA Holdings, LLC	DE	100%	by DCP Rights, LLC
BBMA Parent, LLC	DE	100%	by CP Investment Holdings, LLC
BCM 625 Broadway Holdco LLC	DE	93.0%	by CI San Diego Holdings LLC
BCM 625 Broadway LLC	DE	100%	by BCM 625 Broadway Holdco LLC
Beach Hotel Associates LLC	DE	100%	by EC 17th Street MezzCo LLC
Bear Season Productions Inc.	CAN	100%	by A24 Films LLC
Bedford Portfolio Trust, LLC	DE	100%	by EPH, LLC
Beef LLC	DE	100%	by A24 Films LLC
BEEU The Film Limited	GBR	100%	by Fulwell 73 UK Limited
8

Name	Jurisdiction	Percent of Voting Securities Owned
Benedict White, LLC	CA	100%	by MRC II Holdings, LP
Bentley Park, LLC	DE	100%	by Security Benefit Life Insurance Company
BFT Entertainment Inc	DE	100%	by Fulwell 73 Productions US, Inc.
BFT Entertainment LLC	CA	100%	by BFT Entertainment Inc
BH Luxury Residences, LLC	DE	100%	by BHLR Investco, LLC
BHLR Intermediate Co, LLC	DE	100%	by BHLR Investco, LLC
BHLR Investco, LLC	DE	65.0%	by CI BH Holdings LLC
Big Easy Cruise 23, LLC	DE	100%	by StarVista Live LLC
Big Springs, LLC	KS	100%	by Dayton Funding, LLC
Big Swing LLC	DE	100%	by A24 Films LLC
Bilbao Asset Holdings, LLC	DE	100%	by Bilbao Capital, LLC
Bilbao Capital, LLC	DE	100%	by SBT Investors, LLC
Bilbao-KCI, LLC	DE	90.0%	by Bilbao Capital, LLC
Billboard IP Holdings LLC	DE	50.0%	by Billboard Media, LLC
Billboard IP Holdings, LLC	DE	50.0%	by BBMA Holdings, LLC
Billboard Media, LLC	DE	100%	by PME Music, LLC
Binney Park Capital, LLC	DE	0%	Mgmt. by Panagram Structured Asset Management, LLC
Birdie 3 Limited	GBR	100%	by Eagle 2 Limited
Bitachon 365 Limited	GBR	60.0%	by Fulwell 73 LUK Limited
Blackbrook Capital (Europe) Carry LP	GBR	0%	Mgmt. by Blackbrook Capital (Europe) GP, LLC
Blackbrook Capital (Europe) GP, LLC	DE	100%	by Eldridge BB Holdings, LLC
Blackbrook Capital (Europe) Limited	GBR	100%	by Blackbrook Capital (Europe) LP
Blackbrook Capital (Europe) LP	GBR	0%	Mgmt. by Blackbrook Capital (Europe) GP, LLC
Blackbrook Capital (Europe) LP	GBR	96.03%	by Eldridge BBLP, LLC
Blackbrook Capital (Europe) SARL	LUX	100%	by Blackbrook Capital (Europe) LP
Blackbrook Property Holdings SARL	LUX	100%	by Blackbrook Capital (Europe) SARL
BlackRock Impact Opportunities (CAIS), L.P.	DE	0%	Mgmt. by CAIS BlackRock Impact Opportunities GP LLC
Blue Cat Productions, LLC	DE	100%	by MRC II Holdings, LP
Bombshow Productions, LLC	CA	100%	by Keshet/dcp LLC
Boundless The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Brewskee Limited	GBR	100%	by Competitive Socialising Limited
Bridge Road Southall 2 Limited	GBR	100%	by Bridge Road Southall Limited
Bridge Road Southall Limited	GBR	100%	by HoneyMonster HoldCo 2 Limited
Bridge Road Southall NewCo Limited	GBR	100%	by Bridge Road Southall Limited
Brightside CDN Productions Inc.	CAN	100%	by MRC II Holdings, LP
Brightside Productions LLC	CA	100%	by MRC II Holdings, LP
Brightside Productions LLC	NJ	100%	by MRC II Holdings, LP
Bronx to Brooklyn LLC	DE	100%	by A24 Films LLC
Brook Creek Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Brookville Industries, LLC	KS	100%	by Dayton Funding, LLC
Bros The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Bruce Park Portfolio Trust, LLC	DE	100%	by EPH, LLC
BRUMMIE Productions LLC	CA	100%	by BFT Entertainment Inc
Buda Hills JV B.V.	Netherlands	90.0%	by CIEF1 UK Holdings Limited
C092 The Film Limited	GBR	50.0%	by Fulwell 73 Limited
C4G Holdings, LLC	DE	100%	by Lifestyle Products Group LLC
Caesars Request LLC	DE	100%	by A24 Films LLC
Cain Development GP LLC	DE	100%	by Cain International II LP
Cain Development LP	DE	100%	by Cain International II LP
Cain FinCo LLC	DE	100%	by Cain International LP
Cain Hoy Finance Limited	GBR	100%	by Cain PE LLC
9

Name	Jurisdiction	Percent of Voting Securities Owned
Cain Hoy UK Holdings Limited	MLT	100%	by CHE UK Holdings LP
Cain Hoy US LLC	DE	100%	by Cain International LP
Cain International Advisers Ltd	GBR	100%	by Cain International AM LP
Cain International Agent Ltd	GBR	100%	by Cain International AM LP
Cain International AM LP	GBR	0%	Mgmt. by CI AM GP Ltd
Cain International European Real Estate Opportunity Fund I GP Limited	GBR	100%	by Cain International AM LP
Cain International European Real Estate Opportunity Fund I GP Limited	JEY	100%	by Cain International AM LP
Cain International European Real Estate Opportunity Fund I LP	GBR	0%	Mgmt. by Cain International European Real Estate Opportunity Fund I GP Limited
Cain International European Real Estate Opportunity Fund I LP	JEY	0%	Mgmt. by Cain International European Real Estate Opportunity Fund I GP Limited
Cain International II LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International Management Ltd	GBR	100%	by Cain International AM LP
Cain International UK Services Ltd	GBR	100%	by Cain International AM LP
Cain International US Services LP	DE	0%	Mgmt. by CI US Services GP LLC
Cain PE LLC	DE	100%	by Cain International LP
Cain RE LLC	DE	100%	by Cain International LP
CAIS Access Fund - Asia Fund IV GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - Asia Fund IV LP	DE	0%	Mgmt. by CAIS Access Fund - Asia Fund IV GP LLC
CAIS Access Fund - BCRE I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - BCRE I LP	DE	0%	Mgmt. by CAIS Access Fund - BCRE I GP LLC
CAIS Access Fund - BCRE II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - BCRE II LP	DE	0%	Mgmt. by CAIS Access Fund - BCRE II GP LLC
CAIS Access Fund - MMC 2018 (Offshore) LP	CYM	0%	Mgmt. by CAIS Access Fund - MMC 2018 GP LLC
CAIS Access Fund - MMC 2018 GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Access Fund - MMC 2018 LP	DE	0%	Mgmt. by CAIS Access Fund - MMC 2018 GP LLC
CAIS Adams Street Private Income Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS Alkeon Innovation Private Series II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Alkeon Innovation Private Series II LP	DE	0%	Mgmt. by CAIS Alkeon Innovation Private Series II GP LLC
CAIS AltAlpha Vintage LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Aligned Alternatives Fund (TE) LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Aligned Alternatives Offshore Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Apollo Debt Solutions BDC Offshore Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Apollo HV Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Hybrid Value Access Fund LP	DE	0%	Mgmt. by CAIS Apollo HV Access Fund GP LLC
CAIS Apollo Infrastructure Opportunities II Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Infrastructure Opportunities II Access Fund LP	DE	0%	Mgmt. by CAIS Apollo Infrastructure Opportunities II Access Fund GP LLC
CAIS Apollo Investment Fund X GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Investment Fund X Offshore GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo Investment Fund X Offshore, LP	CYM	0%	Mgmt. by CAIS Apollo Investment Fund X Offshore GP LLC
CAIS Apollo Investment Fund X, LP	DE	0%	Mgmt. by CAIS Apollo Investment Fund X GP LLC
CAIS Apollo S3 Equity & Hybrid Solutions Fund (TE) GP LLC	DE	100%	by Capital Integration Systems LLC
10

Name	Jurisdiction	Percent of Voting Securities Owned
CAIS Apollo S3 Equity & Hybrid Solutions Fund (TE), L.P.	DE	0%	Mgmt. by CAIS Apollo S3 Equity & Hybrid Solutions Fund (TE) GP LLC
CAIS Apollo S3 Equity & Hybrid Solutions Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo S3 Equity & Hybrid Solutions Fund Offshore GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Apollo S3 Equity & Hybrid Solutions Fund Offshore, L.P.	CYM	0%	Mgmt. by CAIS Apollo S3 Equity & Hybrid Solutions Fund Offshore GP LLC
CAIS Apollo S3 Equity & Hybrid Solutions Fund, L.P.	DE	0%	Mgmt. by CAIS Apollo S3 Equity & Hybrid Solutions Fund GP LLC
CAIS Ares Corporate Opportunities Fund VII GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Ares Corporate Opportunities Fund VII, L.P.	DE	0%	Mgmt. by CAIS Ares Corporate Opportunities Fund VII GP LLC
CAIS Ares Senior Direct Lending II (TE) GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Ares Senior Direct Lending II (TE) LP	DE	0%	Mgmt. by CAIS Ares Senior Direct Lending II (TE) GP LLC
CAIS Ares Senior Direct Lending II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Ares Senior Direct Lending II LP	DE	0%	Mgmt. by CAIS Ares Senior Direct Lending II GP LLC
CAIS Ares Senior Direct Lending III GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Ares Senior Direct Lending III TE GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Ares Senior Direct Lending III TE, L.P.	DE	0%	Mgmt. by CAIS Ares Senior Direct Lending III TE GP LLC
CAIS Ares Senior Direct Lending III, L.P.	DE	0%	Mgmt. by CAIS Ares Senior Direct Lending III GP LLC
CAIS Avenue Venture Opportunities Fund II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Avenue Venture Opportunities Fund II, L.P.	DE	0%	Mgmt. by CAIS Avenue Venture Opportunities Fund II GP LLC
CAIS BC Fund XIII, GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS BC Fund XIII, LP	DE	0%	Mgmt. by CAIS BC Fund XIII, GP LLC
CAIS BlackRock Impact Opportunities GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone Growth GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone Growth LP	DE	0%	Mgmt. by CAIS Blackstone Growth GP LLC
CAIS Blackstone Tactical Opportunities Fund IV GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone Tactical Opportunities Fund IV LP	DE	0%	Mgmt. by CAIS Blackstone Tactical Opportunities Fund IV GP LLC
CAIS Blackstone TAS V GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone TAS V LP	DE	0%	Mgmt. by CAIS Blackstone TAS V GP LLC
CAIS Blackstone TAS VI GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blackstone TAS VI LP	DE	0%	Mgmt. by CAIS Blackstone TAS VI GP LLC
CAIS Blue Owl Strategic Equity GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Blue Owl Strategic Equity, L.P.	DE	0%	Mgmt. by CAIS Blue Owl Strategic Equity GP LLC
CAIS Bridge Net Lease Income Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Bridge Net Lease Income Fund, L.P.	DE	0%	Mgmt. by CAIS Bridge Net Lease Income Fund GP LLC
CAIS BSP SSP II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS BSP SSP II, L.P.	DE	0%	Mgmt. by CAIS BSP SSP II GP LLC
CAIS BTAS VIII Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS BTAS VIII Access Fund, LP	DE	0%	Mgmt. by CAIS BTAS VIII Access Fund GP LLC
CAIS Capital LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Direct Access GP LLC	DE	100%	by Capital Integration Systems LLC
11

Name	Jurisdiction	Percent of Voting Securities Owned
CAIS Carlyle Direct Access II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Direct Access II LP	DE	0%	Mgmt. by CAIS Carlyle Direct Access II GP LLC
CAIS Carlyle Direct Access LP	DE	0%	Mgmt. by CAIS Carlyle Direct Access GP LLC
CAIS Carlyle Realty Partners IX Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Realty Partners IX Access Fund LP	DE	0%	Mgmt. by CAIS Carlyle Realty Partners IX Access Fund GP LLC
CAIS Carlyle Renewable and Sustainable Energy Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Carlyle Renewable and Sustainable Energy Fund LP	DE	0%	Mgmt. by CAIS Carlyle Renewable and Sustainable Energy Fund GP LLC
CAIS Commerce Street Private Credit Fund I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Commerce Street Private Equity Fund I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Crawford Lake Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Crow Holdings Fund X GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Crow Holdings Fund X, L.P.	DE	0%	Mgmt. by CAIS Crow Holdings Fund X GP LLC
CAIS Davidson Kempner Partners Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS DES Composite Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS DES Oculus LLC	DE	100%	by Capital Integration Systems LLC
CAIS DES Oculus Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Financial Credit Investment IV Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Financial Credit Investment IV Access Fund LP	DE	0%	Mgmt. by CAIS Financial Credit Investment IV Access Fund GP LLC
CAIS Franklin BSP Real Estate Opportunistic Debt Fund II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Franklin BSP Real Estate Opportunistic Debt Fund II, L.P.	DE	0%	Mgmt. by CAIS Franklin BSP Real Estate Opportunistic Debt Fund II GP LLC
CAIS GLT Private Alts Fund I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS HPS Strategic Investment Partners V GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS HPS Strategic Investment Partners V, L.P.	DE	0%	Mgmt. by CAIS HPS Strategic Investment Partners V GP LLC
CAIS ICG Core Private Equity Fund, LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity III GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity III LP	DE	0%	Mgmt. by CAIS ICG Strategic Equity III GP LLC
CAIS ICG Strategic Equity IV GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity IV LP	DE	0%	Mgmt. by CAIS ICG Strategic Equity IV GP LLC
CAIS ICG Strategic Equity V GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICG Strategic Equity V, L.P.	DE	0%	Mgmt. by CAIS ICG Strategic Equity V GP LLC
CAIS ICGSEIV Offshore GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICGSEIV Offshore, L.P.	CYM	0%	Mgmt. by CAIS ICGSEIV Offshore GP LLC
CAIS ICGSEV Offshore GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS ICGSEV Offshore, L.P.	CYM	0%	Mgmt. by CAIS ICGSEV Offshore GP LLC
CAIS Insurance Solutions LLC	DE	100%	by Capital Integration Systems LLC
CAIS KKR Asset Based Finance Partners Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS KKR Asset Based Finance Partners Access Fund, LP	DE	0%	Mgmt. by CAIS KKR Asset Based Finance Partners Access Fund GP LLC
CAIS KKR Asset Based Finance Partners Offshore Access Fund, LP	CYM	0%	Mgmt. by CAIS KKR Asset Based Finance Partners Access Fund GP LLC
12

Name	Jurisdiction	Percent of Voting Securities Owned
CAIS Mercer Private Equity Vintage Fund (TE) I LP	DE	0%	Mgmt. by CM PEVF I GP LLC
CAIS Mercer Private Equity Vintage Fund I LP	DE	0%	Mgmt. by CM PEVF I GP LLC
CAIS Mercer Private Equity Vintage Fund II LP	DE	0%	Mgmt. by CM PEVF II GP LLC
CAIS Mercer Private Equity Vintage Fund III LP	DE	0%	Mgmt. by CM PEVF III GP LLC
CAIS Mercer Private Equity Vintage Fund IV LP	DE	0%	Mgmt. by CM PEVF IV GP LLC
CAIS Millennium Intl. Commitment Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Millennium Intl. Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Millennium USA Commitment Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS Millennium USA LLC	DE	100%	by Capital Integration Systems LLC
CAIS Monroe PCF V (Onshore) GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Monroe PCF V (Onshore), L.P.	DE	0%	Mgmt. by CAIS Monroe PCF V (Onshore) GP LLC
CAIS North Rock Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS North Rock Fund, Ltd.	CYM	100%	by Capital Integration Systems LLC
CAIS OT Opportunities XII CAIS (Onshore) Access Fund GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Paloma International Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Paloma Partners LLC	DE	100%	by Capital Integration Systems LLC
CAIS Private Equity Core I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Private Equity Core I, L.P.	DE	0%	Mgmt. by CAIS Private Equity Core I GP LLC
CAIS Reverence Capital Partners Credit Opportunities Fund II GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Reverence Capital Partners Credit Opportunities Fund II, L.P.	DE	0%	Mgmt. by CAIS Reverence Capital Partners Credit Opportunities Fund II GP LLC
CAIS Reverence Partners Opportunities Fund V (PE Fund III) GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Reverence Partners Opportunities Fund V (PE Fund III) L.P.	DE	0%	Mgmt. by CAIS Reverence Partners Opportunities Fund V (PE Fund III) GP LLC
CAIS SAM Alternative Investment Opportunities Fund I GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Sculptor Master Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS Sculptor Master Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS SL Alpine II, GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS SL Alpine II, LP	DE	0%	Mgmt. by CAIS SL Alpine II, GP LLC
CAIS SSA Strategic Partners LLC	DE	100%	by Capital Integration Systems LLC
CAIS Stonepeak Infrastructure Fund V GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Stonepeak Infrastructure Fund V, L.P.	DE	0%	Mgmt. by CAIS Stonepeak Infrastructure Fund V GP LLC
CAIS Strategic Investors Fund XI GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Strategic Investors Fund XI, L.P.	DE	100%	by CAIS Strategic Investors Fund XI GP LLC
CAIS TCG Private Credit (Offshore) 2024 GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS TCG Private Credit 2024 GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS TCG Private Equity 2022 GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Third Point Offshore Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
CAIS Third Point Partners LLC	DE	100%	by Capital Integration Systems LLC
CAIS Vista Equity Partners Fund VIII GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Vista Equity Partners Fund VIII Offshore GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS Vista Equity Partners Fund VIII Offshore, L.P.	CYM	0%	Mgmt. by CAIS Vista Equity Partners Fund VIII Offshore GP LLC
CAIS Vista Equity Partners Fund VIII, L.P.	DE	0%	Mgmt. by CAIS Vista Equity Partners Fund VIII GP LLC
13

Name	Jurisdiction	Percent of Voting Securities Owned
CAIS Warburg Pincus Global Growth (Fund XIV) , L.P.	DE	0%	Mgmt. by CAIS Warburg Pincus Global Growth (Fund XIV) GP LLC
CAIS Warburg Pincus Global Growth (Fund XIV) GP LLC	DE	100%	by Capital Integration Systems LLC
CAIS WorldQuant Millennium SEALS Fund LLC	DE	100%	by Capital Integration Systems LLC
CAIS WorldQuant Millennium SEALS Offshore Fund Ltd.	CYM	0%	Mgmt. by Capital Integration Systems LLC
Camp Blood LLC	DE	100%	by A24 Films LLC
Canon Portfolio Trust, LLC	KS	100%	by EPH, LLC
Capital Integration Systems LLC	DE	23.0%	by Eldridge CG Holdings LLC
CardCash Holdings, LLC	DE	86.0%	by Wanamaker Portfolio Trust, LLC
Cardinal River LLC	DE	100%	by A24 Films LLC
Carlostron, LLC	DE	100%	by Media Rights Capital II, LLC
Carlton Portfolio Trust, LLC	DE	100%	by EPH, LLC
Cary Street Capital, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Cavalcade Productions, LLC	DE	100%	by MRC II Holdings, LP
CBAM Agency Services, LLC	DE	100%	by CBAM Partners, LLC
CBAM Charleston, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Credit Opportunities Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Fund, LP	DE	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Master Fund, LP	CYM	100%	by CBAM Partners, LLC
CBAM Credit Opportunities Offshore Fund, LP	CYM	100%	by CBAM Partners, LLC
CBAM Equity Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM Equity Fund, LP	DE	100%	by CBAM Equity Fund GP, LLC
CBAM Feeco, LLC	DE	100%	by CBAM Partners, LLC
CBAM Holdings, LLC	DE	56.5%	by Eldridge AM Holdings, LLC
CBAM Partners, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Secured Loan Fund GP, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Secured Loan Fund, LP	DE	100%	by CBAM Secured Loan Fund GP, LLC
CBAM SPAC Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM SPAC Fund, LP	DE	100%	by CBAM Partners, LLC
Celiana sp. zo. O	Poland	100%	by PZO JV B.V.
CF-G Funding II, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding III, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CH Capital A Holdings LLC	DE	100%	by Cain RE LLC
CH Capital B Holdings, LLC	DE	100%	by CH Capital A Holdings LLC
CH McCourt (The Stage) LLC	DE	0%	Board rights held by CH Capital A Holdings LLc
Chain Bridge Opportunistic Funding Holdings, LLC	KS	100%	by Sherwood Park, Inc.
Chain Bridge Opportunistic Funding, LLC	KS	100%	by Chain Bridge Opportunistic Funding Holdings, LLC
CHE 830 Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE Edgewater LLC	DE	100%	by CHE Miami Holdings LLC
CHE Miami Holdings LLC	DE	100%	by Cain RE LLC
CHE NE Street LLC	DE	100%	by CHE Miami Holdings LLC
CHE SJG Holdings LLC	DE	100%	by Cain PE LLC
CHE SJG LLC	DE	100%	by CHE SJG Holdings LLC
CHE South Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE UK GP Limited	JEY	100%	by Cain International LP
CHE UK Holdings LP	JEY	0%	Mgmt. by CHE UK GP Limited
CHE US Holdings LLC	DE	100%	by Cain International LP
Chemex I Corp.	OK	100%	by El Dorado Chemical Company
14

Name	Jurisdiction	Percent of Voting Securities Owned
Cherokee Nitrogen L.L.C.	OK	100%	by LSB Chemical L.L.C.
Chisholm Trail, LLC	KS	100%	by Security Benefit Life Insurance Company
CI AM GP Ltd	GBR	100%	by Cain International II LP
CI AM UK Holdings Limited	GBR	100%	by Cain International AM LP
CI BH Holdings II LLC	DE	71.5%	by Cain RE LLC
CI BH Holdings II LLC	DE	28.51%	by Mason Portfolio Trust, LLC
CI BH Holdings LLC	DE	71.5%	by One BH Investors LLC
CI BH Holdings LLC	DE	28.5%	by Wanamaker Portfolio Trust, LLC
CI Boston Holdings LLC	DE	100%	by Cain RE LLC
CI CB3 Subfund	Ireland	100%	by Cain International European Real Estate Opportunity Fund I LP
CI Co-Invest I LLP	GBR	25.0%	by Cain International Management Ltd
CI Diplomat Holdings LLC	DE	1.0%	by Cain International LP
CI EREO I CIP GP Limited	GBR	100%	by Cain International AM LP
CI EREO I CIP GP Limited	JEY	100%	by Cain International AM LP
CI EREO I CIP LP	GBR	0%	Mgmt. by CI EREO I CIP GP Limited
CI EREO I CIP LP	JEY	0%	Mgmt. by CI EREO I CIP GP Limited
CI ExchangeCo Limited	GBR	100%	by Cain FinCo LLC
CI FCL Funding 1 Limited	GBR	100%	by CI FCL Investor LP
CI FCL Investor GP Limited	GBR	100%	by Cain International LP
CI FCL Investor LP	GBR	100%	by CI FCL Investor GP Limited
CI FLL Holdings, LLC	DE	100%	by Cain RE LLC
CI Founder Partner GP LLC	DE	100%	by Cain RE LLC
CI Founder Partner LP	DE	0%	Mgmt. by Cain RE LLC
CI GGL Limited	GBR	100%	by CH Capital A Holdings LLC
CI HM Holdings LLP	GBR	100%	by Cain RE LLC
CI HM InvestCo Limited	GBR	100%	by CI HM Holdings LLP
CI Koryfeum Sarl	LUX	100%	by CIEF1 UK Holdings Limited
CI Logistics Strat 1 GP Limited	JEY	100%	by Cain International AM LP
CI Logistics Strat 1 LP	JEY	100%	by CI Logistics Strat CIP 1 LP
CI Logistics Strat CIP 1 GP Limited	JEY	100%	by Cain International AM LP
CI Logistics Strat CIP 1 LP	JEY	100%	by Cain International AM LP
CI Milan Limited	GBR	95.0%	by Jampurchaseco Limited
CI Roman Holdings Sarl	LUX	100%	by CIEF1 UK Holdings Limited
CI San Diego Holdings LLC	DE	14.26%	by Cain RE LLC
CI SF Holdings Limited	GBR	100%	by Cain RE LLC
CI Student Strat 1 CIP GP Limited	JEY	100%	by Cain International AM LP
CI Student Strat 1 CIP SLP	JEY	100%	by Cain International Management Ltd
CI Student Strat 1 GP Limited	JEY	100%	by Cain International AM LP
CI Student Strat 1 LP	JEY	100%	by CI Student Strat 1 CIP SLP
CI US Services GP LLC	DE	100%	by Cain International AM LP
CI W57th Street Holdings LLC	DE	100%	by Cain RE LLC
CIEF1 UK Holdings Limited	GBR	100%	by Cain International European Real Estate Opportunity Fund I LP
CI-F Zenith GP Limited	JEY	100%	by CI Student Strat 1 LP
CI-F Zenith LP	JEY	95.0%	by CI Student Strat 1 LP
CI-F Zenith UK Holdings Limited	GBR	100%	by CI-F Zenith LP
CILS 1 UK Holdings Limited	GBR	100%	by CI Logistics Strat 1 LP
CILS Barnsley Limited	GBR	100%	by CILS 1 UK Holdings Limited
CILS Belvedere Limited	GBR	100%	by CILS 1 UK Holdings Limited
CILS Ellesmere Limited	GBR	100%	by CILS 1 UK Holdings Limited
CILS Leighton Buzzard Limited	GBR	100%	by CILS 1 UK Holdings Limited
CILS Milton Limited	GBR	100%	by CILS 1 UK Holdings Limited
15

Name	Jurisdiction	Percent of Voting Securities Owned
CILS Petersborough Limited	GBR	100%	by CILS 1 UK Holdings Limited
CILS Sherburn Limited	GBR	100%	by CILS 1 UK Holdings Limited
CIM Zenith Master Holdings Ltd	JEY	100%	by CI Student Strat 1 LP
CIM Leeds Holdings Limited	GBR	100%	by CIM Zenith UK Holdings II Limited
CIM Manchester Holdings Limited	GBR	100%	by CIM Zenith UK Holdings Limited
CIM Nottingham Holdings 2 Limited	GBR	100%	by CIM Zenith UK Holdings Limited
CIM Nottingham Holdings Limited	GBR	100%	by CIM Zenith UK Holdings II Limited
CIM York Holdings Limited	GBR	100%	by CIM Zenith UK Holdings II Limited
CIM Zenith UK Holdings II Limited	GBR	100%	by CIM Zenith Master Holdings Ltd
CIM Zenith UK Holdings Limited	GBR	100%	by CIM Zenith Master Holdings Ltd
Circle Back LLC	DE	100%	by A24 Films LLC
CL The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Click Records, Inc.	DE	100%	by DCP Holdco I LLC
CM PEVF I GP LLC	DE	100%	by Capital Integration Systems LLC
CM PEVF II GP LLC	DE	100%	by Capital Integration Systems LLC
CM PEVF III GP LLC	DE	100%	by Capital Integration Systems LLC
CM PEVF IV GP LLC	DE	100%	by Capital Integration Systems LLC
Collins Park, LLC	KS	100%	by Dayton Funding, LLC
Commerce Street Private Credit Fund I, L.P.	DE	0%	Mgmt. by CAIS Commerce Street Private Credit Fund I GP LLC
Commerce Street Private Equity Fund I, L.P.	DE	0%	Mgmt. by CAIS Commerce Street Private Equity Fund I GP LLC
Competitive Socialising Group Limited	GBR	68.81%	by Jampurchaseco Limited
Competitive Socialising Limited	GBR	100%	by Jampurchaseco Limited
Competitive Socializing US LLC	DE	100%	by Competitive Socialising Limited
Constant Aviation, LLC	OH	100%	by Fairgrave Omlie, LLC
Convergent Financial Technologies LLC	DE	100%	by Zinnia Tech Solutions LLC
Convive Brands, LLC	DE	100%	by Aurify Brands, LLC
Coronado Heights, LLC	KS	100%	by Security Benefit Life Insurance Company
Corporate Wings Technical Services LLC	OH	100%	by Fairgrave Omlie, LLC
Country Music Cruise 18 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 19 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 20 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 21 LLC	DE	100%	by StarVista Live LLC
Country Music Cruise 23 LLC	DE	100%	by StarVista Live LLC
Covering Multiple Shows Inc.	CAN	100%	by A24 Films LLC
CP Investment Holdings, LLC	DE	100%	by dcp Holdco II, LLC
CPI Productions, Inc.	DE	100%	by DCP Holdco I LLC
Crack in the Earth Limited	DE	100%	by A24 Films LLC
Crack in the Earth LLC	DE	100%	by After The Fact LLC
Crack in the Earth Rights LLC	DE	100%	by A24 Films LLC
Creativity Media Ltd	GBR	100%	by Fulwell 73 Limited
Crestview Park, LLC	KS	100%	by Chain Bridge Opportunistic Funding Holdings, LLC
Croatan Holdings, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
CSL (Jam) Limited	GBR	100%	by Competitive Socialising Limited
Culper211 LLC	DE	65.0%	by SCF Aviation Capital LLC
Cyrus Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Dancing Pictures Limited	New Zealand	100%	by A24 Distribution, LLC
Davis Portfolio Trust, LLC	DE	100%	by EPH, LLC
Dawn Acres V, LLC	DE	100%	by Sherwood Park, Inc.
Dawson 1967, LLC	KS	100%	by Sherwood Park, Inc.
16

Name	Jurisdiction	Percent of Voting Securities Owned
Dayton Funding II, LLC	DE	100%	by Sherwood Park, Inc.
Dayton Funding, LLC	DE	100%	by Dayton Funding II, LLC
DC Company Music, LLC	CA	100%	by Dick Clark Productions, LLC
dcp Corp.	DE	100%	by DCP Holdco I LLC
dcp Disc Inc.	DE	100%	by DCP Holdco I LLC
DCP Funding LLC	DE	81.5%	by EMG HoldCo, LLC
DCP Guaranty Services, LLC	DE	100%	by Dick Clark Productions, LLC
DCP Holdco I LLC	DE	100%	by DCP Funding LLC
dcp Holdco II, LLC	DE	100%	by Valence Media, LLC
DCP Holdings DE, LLC	DE	100%	by CP Investment Holdings, LLC
DCP Rights, LLC	DE	100%	by DCP Guaranty Services, LLC
dcp TL Funding LLC	DE	50.0%	by CP Investment Holdings, LLC
Dcpg investco, LLC	DE	100%	by Eldridge Media Group, LLC
Dcpl investco, LLC	DE	100%	by Eldridge Media Group, LLC
Death Match LLC	DE	100%	by A24 Films LLC
Death On A Tuesday LLC	DE	100%	by A24 Films LLC
Death Yell LLC	DE	100%	by A24 Films LLC
Deer Creek Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Denver Zombie Crawl, LLC	CO	100%	by 13 FEG Touring Events, LLC
Desert Screams LLC	AZ	100%	by 13 FEG Haunted Holdings, LLC
DHAI Video LLC	DE	100%	by Direct Holdings Global LLC
Dick Clark Communications, Inc.	DE	100%	by DCP Holdco I LLC
Dick Clark Features, Inc.	CA	100%	by DCP Holdco I LLC
Dick Clark Film Group, Inc.	CA	100%	by DCP Holdco I LLC
Dick Clark Kids, Inc.	DE	100%	by DCP Holdco I LLC
Dick Clark Media Archives, LLC	CA	100%	by Dick Clark Productions, LLC
Dick Clark Productions, LLC	DE	100%	by DCP Holdings DE, LLC
Dick Clark Restaurants, Inc.	DE	100%	by DCP Holdco I LLC
Digital Media Asset Holdings, LLC	DE	100%	by EMG AH LLC
Direct Holdings Americas LLC	DE	100%	by Direct Holdings U.S. LLC
Direct Holdings Customer Service Inc.	DE	100%	by Direct Holdings Americas LLC
Direct Holdings Global LLC	DE	100%	by Mosaic Media Investment Partners, LLC
Direct Holdings IP LLC	DE	100%	by Direct Holdings U.S. LLC
Direct Holdings Libraries Inc.	DE	100%	by DCP Holdco I LLC
Direct Holdings U.S. LLC	DE	100%	by Direct Holdings Global LLC
DLICT, LLC	DE	75.0%	by Eldridge Industries, LLC
DNBR Funding II, LLC	DE	100%	by Dunbarre Insurance Agency, LLC
DNBR Funding, LLC	KS	100%	by Dunbarre Insurance Agency, LLC
Do It Live LLC	DE	100%	by A24 Films LLC
Doc Lobster, LLC	CA	100%	by MRC Documentary Holdings, LLC
Donkey Elephant Productions, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Dopamine Sparkle LLC	DE	100%	by A24 Films LLC
Dornwood Park,LLC	DE	100%	by Security Benefit Corporation
Double Yew LLC	DE	100%	by A24 Films LLC
DPL Financial Partners, LLC	DE	47.0%	by Eldridge DPL Holdings LLC
DS MB Holdings LLC	DE	100%	by Steamboat Portfolio Trust, LLC
DTC The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Dunbarre Insurance Agency, LLC	DE	100%	by SBL Holdings, Inc.
Dynamo 1C S.a.r.l.	DE	100%	by Cain PE LLC
E10 Holdings Kft	Hungary	100%	by Buda Hills JV B.V.
E10 Project Kft	Hungary	100%	by E10 Holdings Kft
EACS II, LLC	DE	100%	by Eldridge Industries, LLC
EACS LLC	DE	100%	by Eldridge Industries, LLC
17

Name	Jurisdiction	Percent of Voting Securities Owned
Eagle 2 Limited	GBR	100%	by Competitive Socialising Group Limited
Earhart Capital, LLC	KS	100%	by Triple8, LLC
Earth Mama LLC	DE	100%	by After The Fact LLC
Earth Mama Rights LLC	DE	100%	by A24 Films LLC
Easy Mark CDN Productions Inc	CAN	100%	by MRC II Holdings, LP
Easy Mark, LLC	CA	100%	by MRC II Holdings, LP
EBBH, LLC	DE	100%	by Eldridge Industries, LLC
EC 17th Street Holdings LLC	DE	100%	by Eldridge 17th Street Holdings LLC
EC 17th Street MezzCo LLC	DE	100%	by EC 17th Street Holdings LLC
ECD Brands Holdings LLC	DE	100%	by Eldridge 17th Street Holdings LLC
Echidna Capital LLC	DE	70.0%	by Anthony D. Minella, Individual
EDC Ag Products Company L.L.C.	OK	100%	by El Dorado Chemical Company
Eden T Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Eden T Productions LLC	CA	100%	by Eden T Entertainment Inc.
Edgewood Portfolio Trust, LLC	DE	100%	by EPH, LLC
EEH 2017 Preferred Member, LLC	DE	100%	by SBT Investors, LLC
EEH 2017, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
EEH 2017-AHC, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
EEH 2017-EC, LLC	DE	100%	by EEH 2017 Prefered Member, LLC
EH2021, LLC	DE	100%	by Zinnia Corporate Holdings, LLC
EISCP Co-Invest Holdings, LLC	DE	4.18%	by Bedford Portfolio Trust, LLC
EISCP Co-Invest Holdings, LLC	DE	10.06%	by Primrose Portfolio Trust, LLC
EISCP Co-Invest Holdings, LLC	DE	85.75%	by Skylark Portfolio Trust, LLC
EKW Holdings II LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings III LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings IV LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
EKW Holdings LLC	DE	100%	by Vista Portfolio Trust, LLC
EKW Holdings V LLC	DE	100%	by Carlton Portfolio Trust, LLC
El Dorado Ammonia L.L.C.	OK	100%	by El Dorado Chemical Company
El Dorado Chemical Company	OK	100%	by LSB Chemical L.L.C.
El Dorado Nitrogen L.L.C.	OK	100%	by LSB Chemical L.L.C.
Eldridge 17th Street Holdings LLC	DE	100%	by Arch Portfolio Trust, LLC
Eldridge 4AIR Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge 625 Broadway, LLC	DE	100%	by Mason Portfolio Trust, LLC
Eldridge Accelerant Funding, LLC	DE	100%	by Grove Lane Portfolio Trust, LLC
Eldridge ACZ Funding, LLC	DE	100%	by Ruby Portfolio Trust, LLC
Eldridge Aircraft Services LLC	DE	100%	by EPH II, LLC
Eldridge Alpaca Funding, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge AM Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge ARK Crypto US Fund Holdings LLC	DE	100%	by Vista Portfolio Trust, LLC
Eldridge Ausenco Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Ballotready Holdings LLC	DE	25.43%	by Mayfair Portfolio Trust, LLC
Eldridge BB Holdings, LLC	DE	100%	by EBBH, LLC
Eldridge BBLP, LLC	DE	100%	by Eldridge BB Holdings, LLC
Eldridge Bitkraft Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Blink Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Blockchain.com Funding LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge Buckle Funding, LLC	DE	100%	by Primrose Portfolio Trust, LLC
Eldridge Business Services LLC	DE	99.0%	by Eldridge Corporate Services, LLC
Eldridge C9E Holdings LLC	DE	9.17%	by Steamboat Portfolio Trust, LLC
Eldridge Capital Management GP, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Capital Management Services, LLC	DE	100%	by Eldridge Capital Management, LP
Eldridge Capital Management, LP	DE	100%	by Eldridge Capital Management GP, LLC
18

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge CEC Funding, LLC	DE	100%	by Collins Park, LLC
Eldridge CG Holdings LLC	DE	0%	Mgmt. by Eldridge CGCI, LLC
Eldridge CG Holdings LLC	DE	0%	Mgmt. by Eldridge FS Holdings, LLC
Eldridge CGCI, LLC	DE	100%	by Eldridge FS Holdings, LLC
Eldridge CH GP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge CH Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge CH LP LLC	DE	100%	by Eldridge CH Holdings, LLC
Eldridge CI GP LLC	DE	100%	by Eldridge CI Holdings II LLC
Eldridge CI Holdings II LLC	DE	100%	by Eldridge AM Holdings, LLC
Eldridge CI LP LLC	DE	100%	by Eldridge CI Holdings II LLC
Eldridge CIC Holdings LLC	DE	17.35%	by Palmer Portfolio Trust, LLC
Eldridge CILP Funding, LLC	DE	100%	by Skylark Portfolio Trust, LLC
Eldridge CIREF Holdings, LLC	DE	0.982981%	by Collins Park, LLC
Eldridge CIREF Holdings, LLC	DE	99.017%	by Parkville Portfolio Trust, LLC
Eldridge Clark Funding, LLC	DE	100%	by Gladstone Portfolio Trust, LLC
Eldridge Clearcover Holdings LLC	DE	50.94%	by Edgewood Portfolio Trust, LLC
Eldridge Clearcover Holdings LLC	DE	49.06%	by Vista Portfolio Trust, LLC
Eldridge Cloudframe Holdings LLC	DE	100%	by Madison Portfolio Trust, LLC
Eldridge Cobalt Funding, LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge Corporate Funding LLC	DE	100%	by EPH II, LLC
Eldridge Corporate Services, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge CRB Funding, LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge Cutover Holdings LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge CVPF II Holdings, LLC	DE	100%	by Pinecrest Portfolio Trust, LLC
Eldridge Dataminr Holdings LLC	DE	100%	by Bruce Park Portfolio Trust, LLC
Eldridge Dayglo Funding, LLC	DE	100%	by Ruby Portfolio Trust, LLC
Eldridge DBDK Funding, LLC	DE	100%	by Vista Portfolio Trust, LLC
Eldridge DBZ Holdings, LLC	DE	100%	by Parkville Portfolio Trust, LLC
Eldridge Digital Asset Holdings, LLC	DE	100%	by Bruce Park Portfolio Trust, LLC
Eldridge Diplomat Holdings, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge DK Holdings LLC	DE	20.0%	by Bruce Park Portfolio Trust, LLC
Eldridge DK Holdings LLC	DE	40.0%	by Steamboat Portfolio Trust, LLC
Eldridge DK Holdings, LLC	DE	20.0%	by Armstrong Portfolio Trust, LLC
Eldridge DK Holdings, LLC	DE	20.0%	by Vista Portfolio Trust, LLC
Eldridge DK II, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge DK, LLC	DE	100%	by Eldridge DK Holdings, LLC
Eldridge DMO, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge DPL Holdings LLC	DE	58.88%	by Arch Portfolio Trust, LLC
Eldridge DPL Holdings LLC	DE	41.12%	by Canon Portfolio Trust, LLC
Eldridge DTS Funding, LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge EA Holdings, LLC	DE	84.5%	by SBT Investors, LLC
Eldridge Ediphy Holdings, LLC	DE	100%	by Bruce Park Portfolio Trust, LLC
Eldridge ELO Funding LLC	DE	100%	by Mason Portfolio Trust, LLC
Eldridge Equine Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Equine II Holdings LLC	DE	64.64%	by Grigg Portfolio Trust, LLC
Eldridge Equine II Holdings LLC	DE	35.36%	by Wanamaker Portfolio Trust, LLC
Eldridge Equipment Finance LLC	DE	100%	by EPH, LLC
Eldridge Esports Funding II LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Esports One Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge EVE Holdings LLC	DE	1.91%	by Canon Portfolio Trust, LLC
Eldridge Executive Services LLC	DE	99.0%	by Eldridge Corporate Services, LLC
Eldridge FEG Holdings	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge Fevo Funding, LLC	DE	100%	by Carlton Portfolio Trust, LLC
19

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge FGNY Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge FS Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Fulwell 73 Holdings LLC	DE	1.91%	by Canon Portfolio Trust, LLC
Eldridge Gaming 247 Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Gamma Holdings, LLC	DE	74.56%	by Flint Rock Portfolio Trust, LLC
Eldridge Gamma Holdings, LLC	DE	25.43%	by Mayfair Portfolio Trust, LLC
Eldridge G-Form Holdings LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Gizer Funding LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge goPuff Holdings LLC	DE	11.43%	by Bruce Park Portfolio Trust, LLC
Eldridge goPuff Holdings LLC	DE	88.57%	by Palmer Portfolio Trust, LLC
Eldridge GP 1 SEF Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Happy Money Funding LLC	DE	100%	by Canon Portfolio Trust, LLC
Eldridge HBF II Holdings, LLC	DE	100%	by Ruby Portfolio Trust, LLC
Eldridge HCC Investor LLC	DE	100%	by PD Holdings LLC
Eldridge HCC, LLC	DE	100%	by Eldridge HCC Investor LLC
Eldridge HI Funding, LLC	DE	100%	by Gladstone Portfolio Trust, LLC
Eldridge HIFI Funding, LLC	DE	100%	by Madison Portfolio Trust, LLC
Eldridge HIP I-15 Holdings LLC	DE	25.43%	by Mayfair Portfolio Trust, LLC
Eldridge HIP Riverport Holdings LLC	DE	25.43%	by Mayfair Portfolio Trust, LLC
Eldridge HIP Ventures, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge HNSF V Holdings, LLC	DE	100%	by Ruby Portfolio Trust, LLC
Eldridge Homodeus Funding LLC	DE	100%	by Vista Portfolio Trust, LLC
Eldridge HSCM Holdings, LLC	DE	100%	by Jefferson Square 1892, LLC
Eldridge HSCMV 2 Holdings LLC	DE	100%	by Ruby Portfolio Trust, LLC
Eldridge HZACS LLC	DE	100%	by Eldridge Industries, LLC
Eldridge IE Funding LLC	DE	37.31%	by Bedford Portfolio Trust, LLC
Eldridge IE Funding LLC	DE	11.62%	by Flint Rock Portfolio Trust, LLC
Eldridge IE Funding LLC	DE	51.07%	by Pinecrest Portfolio Trust, LLC
Eldridge Industries, LLC	DE	2.1%	by Bilbao-KCI, LLC
Eldridge Industries, LLC	DE	0%	by Echidna Capital LLC
Eldridge Industries, LLC	DE	5.6%	by EEH 2017-EC, LLC
Eldridge Industries, LLC	DE	87.5%	by SBT Investors, LLC
Eldridge IP Holdings II LLC	DE	100%	by Eldridge Industries, LLC
Eldridge IP Holdings LLC	DE	100%	by Eldridge IP Holdings II LLC
Eldridge IPS Holdings, LLC	DE	17.35%	by Palmer Portfolio Trust, LLC
Eldridge Kamerra Funding, LLC	DE	100%	by Arch Portfolio Trust, LLC
Eldridge Kindbody Holdings LLC	DE	1.91%	by Canon Portfolio Trust, LLC
Eldridge Koho Funding, LLC	DE	100%	by Carlton Portfolio Trust, LLC
Eldridge KRNL Funding LLC	DE	100%	by Putnam Asset Holdings, LLC
Eldridge LAD Holdings, LLC	DE	1.0%	by Eldridge Industries, LLC
Eldridge LAD Holdings, LLC	DE	99.0%	by SBC LAD Holdings, LLC
Eldridge Laylo Holdings LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge LC Funding LLC	DE	100%	by Edgewood Portfolio Trust, LLC
Eldridge LPC Funding, LLC	DE	100%	by Primrose Portfolio Trust, LLC
Eldridge Lynx Funding LLC	DE	100%	by Oakridge Portfolio Trust, LLC
Eldridge Maranon Holdings, LLC	DE	100%	by Eldridge AM Holdings, LLC
Eldridge MasterClass Holdings LLC	DE	100%	by Madison Portfolio Trust, LLC
Eldridge Media Group, LLC	DE	1.0%	by DCP Holdco I LLC
Eldridge Media Group, LLC	DE	99.0%	by Eldridge Media Holdings, LLC
Eldridge Media Holdings, LLC	DE	58.67%	by Ridge Media Holdings, LLC
Eldridge MetroTech Holdings, LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge Mojo Funding, LLC	DE	100%	by Edgewood Portfolio Trust, LLC
Eldridge Netomi Holdings LLC	DE	100%	by Bedford Portfolio Trust, LLC
20

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge NFG Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Eldridge Odyssey Holdings, LLC	DE	100%	by Grove Lane Portfolio Trust, LLC
Eldridge OOSTO Holdings, LLC	DE	7.93%	by Canon Portfolio Trust, LLC
Eldridge OOSTO Holdings, LLC	DE	92.07%	by Vista Portfolio Trust, LLC
Eldridge PayActiv Holdings LLC	DE	12.68%	by Canon Portfolio Trust, LLC
Eldridge PayActiv Holdings LLC	DE	9.66%	by Edgewood Portfolio Trust, LLC
Eldridge PayActiv Holdings LLC	DE	2.42%	by Madison Portfolio Trust, LLC
Eldridge PayActiv Holdings LLC	DE	12.08%	by Maple Portfolio Trust, LLC
Eldridge PayActiv Holdings LLC	DE	6.64%	by Mason Portfolio Trust, LLC
Eldridge PayActiv Holdings LLC	DE	56.53%	by Oakridge Portfolio Trust, LLC
Eldridge PCH Holdings, LLC	DE	100%	by Vista Portfolio Trust, LLC
Eldridge PIPE Holdings II, LLC	DE	39.91%	by Arch Portfolio Trust, LLC
Eldridge PIPE Holdings II, LLC	DE	17.35%	by Palmer Portfolio Trust, LLC
Eldridge PIPE Holdings II, LLC	DE	42.74%	by Steamboat Portfolio Trust, LLC
Eldridge PIPE Holdings, LLC	DE	100%	by Eldridge PIPE Holdings II, LLC
Eldridge Pixion Funding LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Powerboard Holdings LLC	DE	100%	by Madison Portfolio Trust, LLC
Eldridge PPRO Holdings LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge PVIII Holdings LLC	DE	92.07%	by Vista Portfolio Trust, LLC
Eldridge Qloo Holdings LLC	DE	100%	by Bedford Portfolio Trust, LLC
Eldridge QuantaDT Holdings LLC	DE	100%	by Putnam Asset Holdings, LLC
Eldridge RBUSA Holdings LLC	DE	30.87%	by Armstrong Portfolio Trust, LLC
Eldridge RBUSA Holdings LLC	DE	1.91%	by Canon Portfolio Trust, LLC
Eldridge RBUSA Holdings LLC	DE	9.53%	by Note Funding 1892-2, LLC
Eldridge RBUSA Holdings LLC	DE	9.17%	by Steamboat Portfolio Trust, LLC
Eldridge RBUSA Holdings LLC	DE	48.52%	by Wanamaker Portfolio Trust, LLC
Eldridge RDCP II Holdings, LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge RDE Holdings, LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Resilience Holdings LLC	DE	100%	by Bruce Park Portfolio Trust, LLC
Eldridge ROS Holdings LLC	DE	100%	by Carlton Portfolio Trust, LLC
Eldridge Route Funding, LLC	DE	100%	by Morningside Portfolio Trust, LLC
Eldridge S3-R Holdings LLC	DE	100%	by Pinecrest Portfolio Trust, LLC
Eldridge SamCart Funding, LLC	DE	100%	by Pinecrest Portfolio Trust, LLC
Eldridge SBC Holdings LLC	DE	100%	by Eldridge Industries, LLC
Eldridge SCIH Holdings LLC	DE	25.43%	by Mayfair Portfolio Trust, LLC
Eldridge SCIH-P Holdings LLC	DE	100%	by Putnam Asset Holdings, LLC
Eldridge SCIH-S Holdings LLC	DE	100%	by Ruby Portfolio Trust, LLC
Eldridge SCOF II Holdings LLC	DE	100%	by Pinecrest Portfolio Trust, LLC
Eldridge Scopely Holdings LLC	DE	100%	by Holliday Park, LLC
Eldridge SCPH Investor II LLC	DE	100%	by Jefferson Square 1892, LLC
Eldridge SCPH Investor LLC	DE	100%	by Mason Portfolio Trust, LLC
Eldridge SCPH, LLC	DE	3.06%	by Eldridge SCPH Investor LLC
Eldridge SCPH, LLC	DE	46.94%	by Eldridge SCPH Investor II LLC
Eldridge Services Incorporated	DE	100%	by Eldridge Corporate Services, LLC
Eldridge SFLY Funding, LLC	DE	100%	by Potwin Place, LLC
Eldridge SHDG Holdings LLC	DE	100%	by Potwin Place, LLC
Eldridge SkyHive Holdings LLC	DE	100%	by Primrose Portfolio Trust, LLC
Eldridge SLCF IV Holdings LLC	DE	92.07%	by Vista Portfolio Trust, LLC
Eldridge SLG Holdings, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Eldridge SMH Co-Invest Holdings LLC	DE	100%	by Ruby Portfolio Trust, LLC
Eldridge SMT Holdings LLC	DE	9.17%	by Steamboat Portfolio Trust, LLC
Eldridge Snap! Holdings LLC	DE	90.0%	by Oakridge Portfolio Trust, LLC
Eldridge SpotOn Funding, LLC	DE	100%	by Carlton Portfolio Trust, LLC
21

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge Stash Funding LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge Stucki Holdings, LLC	DE	100%	by Gladstone Portfolio Trust, LLC
Eldridge Tax Services Inc.	DE	100%	by Eldridge Business Services LLC
Eldridge TF Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Tripledot Holdings LLC	DE	100%	by Maple Portfolio Trust, LLC
Eldridge Truebill Funding, LLC	DE	20.0%	by Armstrong Portfolio Trust, LLC
Eldridge Truebill Funding, LLC	DE	80.0%	by Mason Portfolio Trust, LLC
Eldridge TTV VI Funding, LLC	DE	100%	by Armstrong Portfolio Trust, LLC
Eldridge TTV-GL Holdings LLC	DE	92.07%	by Vista Portfolio Trust, LLC
Eldridge Tuvoli Holdings LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
Eldridge Unqork Holdings LLC	DE	70.0%	by Maple Portfolio Trust, LLC
Eldridge Util Holdings, LLC	DE	100%	by Carlton Portfolio Trust, LLC
Eldridge VG Funding, LLC	DE	50.25%	by Flint Rock Portfolio Trust, LLC
Eldridge VG Funding, LLC	DE	49.75%	by Weaver Portfolio Trust, LLC
Eldridge Viral Nation Holdings LLC	DE	100%	by Bedford Portfolio Trust, LLC
Eldridge Viral Nation Purchaseco Ltd.	CAN	100%	by Eldridge Viral Nation Holdings LLC
Eldridge VM Holdings LLC	DE	100%	by Bedford Portfolio Trust, LLC
Eldridge VS, LLC	DE	100%	by Mayfair Portfolio Trust, LLC
Eldridge Wellthy Funding LLC	DE	100%	by Canon Portfolio Trust, LLC
Eli Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Eli Entertainment LLC	CA	100%	by Eli Entertainment Inc.
Elia Management LLC	DE	100%	by A24 Films LLC
Elia Services LLC	DE	100%	by A24 Films LLC
Elliott Bay Parent LLC	DE	100%	by Mason Portfolio Trust, LLC
Elm Portfolio Trust LLC	DE	100%	by EPH II, LLC
Elo Entertainment Inc.	DE	28.0%	by Eldridge ELO Funding LLC
EMG AH LLC	DE	99.0%	by Eldridge Media Group, LLC
EMG HoldCo, LLC	DE	0%	Mgmt. by Eldridge Media Holdings, LLC
EMH AH LLC	DE	100%	by EMH II, LLC
EMH II, LLC	DE	100%	by Eldridge Media Holdings, LLC
EMH-PME Holdings, LLC	DE	100%	by Valence Media, LLC
EMH-PME LLC	DE	100%	by Eldridge Media Group, LLC
EMO Holdings, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Empty Suit, LLC	CA	100%	by MRC II Holdings, LP
Endless Encore LLC	DE	100%	by A24 Films LLC
EPH Holdings II, LLC	DE	100%	by Eldridge Industries, LLC
EPH Holdings, LLC	DE	100%	by EPH Holdings II, LLC
EPH II, LLC	DE	100%	by EPH Holdings, LLC
EPH, LLC	DE	100%	by EPH II, LLC
Epic Aero, Inc.	DE	100%	by Flexjet, Inc.
Epic Preferred Holdings II LLC	DE	10.78996%	by Brookville Industries, LLC
Epic Preferred Holdings II LLC	DE	1.66104%	by Gladstone Portfolio Trust, LLC
Epic Preferred Holdings II LLC	DE	13.744%	by Hillcrest Holdings, LLC
Epic Preferred Holdings II LLC	DE	12.451%	by Monterey Portfolio Trust, LLC
Epic Preferred Holdings II LLC	DE	32.43%	by PD Holdings LLC
Epic Preferred Holdings II LLC	DE	23.321%	by Quinton Heights, LLC
Epic Preferred Holdings II LLC	DE	5.603%	by Ravenwood Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	48.77%	by Arch Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	2.22%	by Edgewood Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	8.1%	by Flint Rock Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	16.2%	by Madison Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	9.95%	by Mayfair Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	5.94%	by Primrose Portfolio Trust, LLC
22

Name	Jurisdiction	Percent of Voting Securities Owned
Epic Preferred Holdings LLC	DE	8.83%	by Putnam Asset Holdings, LLC
Epic Preferred, LLC	DE	100%	by Epic Preferred Holdings LLC
ESL The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Eternal Springs Productions LLC	NY	100%	by MRC II Holdings, LP
Everest Fuel Management, LLC	DE	100%	by Tuvoli, LLC
Everly Holdings, LLC	DE	100%	by SBL Holdings, Inc.
Everly Incentive Plan, LLC	DE	100%	by Everly Holdings, LLC
Everly Life Insurance Company	WI	100%	by Everly Holdings, LLC
Everly, LLC	KS	100%	by Everly Holdings, LLC
F73 Awards Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
F73 Productions Limited	GBR	100%	by Fulwell 73 Limited
Faces Off LLC	DE	100%	by After The Fact LLC
Faces Off Rights LLC	DE	100%	by A24 Films LLC
Fairchild Place Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
Fairgrave Omlie, LLC	OH	100%	by One Sky Flight, LLC
False Positive LLC	DE	100%	by After The Fact LLC
Family Secret Productions, Inc.	DE	100%	by DCP Holdco I LLC
Fang Shui, LLC	DE	100%	by MRC II Holdings, LP
Farah Film Limited	GBR	100%	by Fulwell 73 UK Limited
FC Virginia Soccer Club LLC	VA	100%	by Cain International LP
Fear Farm Holdings, LLC	AZ	100%	by 13 FEG Haunted Holdings, LLC
Fever Lake LLC	LA	100%	by After The Fact LLC
Fevo Czech s.r.o.	Czech Republic	100%	by Fevo, Inc.
Fevo d.o.o. Beograd	Serbia	100%	by Fevo, Inc.
Fevo, Inc.	DE	20.19%	by Wanamaker Portfolio Trust, LLC
FGC 101 Maiden, LLC	NY	100%	by Fields GC, LLC
FGC 148 Madison, LLC	NY	100%	by Fields GC, LLC
FGC 24 E12, LLC	DE	100%	by Fields GC, LLC
FGC 275 Madison, LLC	NY	100%	by Fields GC, LLC
FGC 304 PAS, LLC	NY	100%	by Fields GC, LLC
FGC 599 Lexington, LLC	NY	100%	by Fields GC, LLC
FGNY ParentCo Holdings, LLC	DE	100%	by Eldridge FGNY Holdings, LLC
FHI Holdings LLC	DE	50.1%	by FHI Investor, LLC
FHI Investor, LLC	DE	100%	by Security Benefit Life Insurance Company
Field Point Portfolio Trust, LLC	DE	100%	by Eldridge Industries, LLC
Fields GC, LLC	NY	56.0%	by Aurify Brands, LLC
Film Expo Group Holdings LLC	DE	85.7%	by Eldridge FEG Holdings LLC
Film Expo Group Intermediate Holdings, LLC	DE	100%	by Film Expo Group Holdings LLC
Film Expo Group LLC	DE	99.0%	by Film Expo Group Holdings LLC
FilmNation Partners, LLC	DE	20.2%	by MRC II Distribution Company, L.P.
First Security Benefit Life Insurance and Annuity Company of New York	NY	100%	by SBL Holdings, Inc.
Fish Tacos NY 1, LLC	NY	61.6%	by Aurify Fish Tacos Holdings, LLC
Flexjet Limited	GBR	100%	by One Sky Flight, LLC
Flexjet Malta Holdings Limited	Malta	100%	by Volare Acquisitions, Limited
Flexjet Malta Operations Limited	Malta	100%	by Flexjet Malta Holdings Limited
Flexjet Operations Ltd.	GBR	100%	by Volare Acquisitions, Limited
Flexjet Vertical Lift, LLC	DE	100%	by One Sky Flight, LLC
Flexjet, Inc.	DE	5.55%	by Big Springs, LLC
Flexjet, Inc.	DE	16.84%	by Eldridge EA Holdings, LLC
Flexjet, Inc.	DE	7.4%	by Epic Preferred Holdings II LLC
Flexjet, Inc.	DE	3.66%	by Epic Preferred Holdings LLC
23

Name	Jurisdiction	Percent of Voting Securities Owned
Flexjet, LLC	GBR	100%	by One Sky Flight, LLC
Flight Options, LLC	DE	100%	by One Sky Flight, LLC
Flint Rock Portfolio Trust, LLC	DE	100%	by EPH, LLC
Flip the Script, LLC	DE	100%	by Sugar23, Inc.
Flower Power Cruise 18 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 19 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 20 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise 23 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise Fall 21 LLC	DE	100%	by StarVista Live LLC
Flower Power Cruise Spring 21 LLC	DE	100%	by StarVista Live LLC
Foot Slap LLC	DE	100%	by A24 Films LLC
Foot Slap Rights LLC	DE	100%	by A24 Films LLC
Fort Pruf Rock Mezz LLC	DE	100%	by Fort Rock Pruf Parent LLC
Fort Rock Pruf Parent LLC	DE	50.00%	by CI FLL Holdings, LLC
Fort Rock Pruf Trustee LLC	DE	100%	by Fort Pruf Rock Mezz LLC
Fortwell Capital Limited	GBR	95.0%	by CI AM UK Holdings Limited
Four Towers Limited	GBR	100%	by Fulwell 73 Limited
Fox River Investments, LLC	DE	100%	by Spoon River Investments, LLC
FPR 1 Member LLC	DE	100%	by Fort Rock Pruf Parent LLC
FPR Investor LLC	DE	100%	by FPR 1 Member LLC
FPR US 1 LLC	DE	100%	by Fort Rock Pruf Parent LLC
Free State Funding, LLC	KS	100%	by Sherwood Park, Inc.
FreezeCorp LLC	DE	100%	by A24 Films LLC
FreezeCorp Rights LLC	DE	100%	by A24 Films LLC
Frimpse Film Productions Ltd	CAN	100%	by Frimpse LLC
Frimpse LLC	CA	100%	by MRC II Holdings, LP
Froome Film Limited	GBR	100%	by Fulwell 73 UK Limited
Fulwell 73 Holdco Limited	GBR	32.0%	by Valence FW73, LLC
Fulwell 73 IDC Holdings, Inc	DE	100%	by Fulwell 73 Holdco Limited
Fulwell 73 IDC, LLC	CA	100%	by Fulwell 73 IDC Holdings, Inc
Fulwell 73 Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell 73 LUK Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell 73 Productions US, Inc.	DE	100%	by Fulwell 73 UK Limited
Fulwell 73 Project Q, LLC	Qatar	100%	by Fulwell 73 UK Limited
Fulwell 73 UK Limited	GBR	100%	by Fulwell 73 Holdco Limited
Fulwell Cain Studios Limited	GBR	100%	by CI SF Holdings Limited
Fulwell Music Limited	GBR	100%	by Fulwell 73 Limited
Future Autumn LLC	DE	100%	by After The Fact LLC
FX Leasing, LLC	DE	100%	by SCF Aviation Capital LLC
FX Notes LLC	DE	100%	by SCF Aviation Capital LLC
FXSolutions, LLC	DE	100%	by One Sky Flight, LLC
Galinda Park, LLC	DE	100%	by Security Benefit Corporation
Galliard Developments Ltd	GBR	100%	by GDL Holdco Limited
Galliard Group Limited	GBR	10.3%	by CI GGL Limited
Galliard Holdings Ltd	GBR	100%	by Galliard Group Limited
Gaming 247, Inc.	DE	13.9%	by Eldridge Gaming 247 Funding LLC
Gamma Media Holdings UK LTD	UK	100%	by Gamma Media Holdings, LLC
Gamma Media Holdings, LLC	DE	89.19%	by Eldridge Gamma Holdings, LLC
Garfield Park, LLC	KS	100%	by Sherwood Park, Inc.
GC Rights LLC	DE	100%	by A24 Films LLC
GDL (Millharbour) Ltd	GBR	100%	by Galliard Developments Ltd
GDL (Romford) Limited	GBR	100%	by Galliard Developments Ltd
GDL (TCRW) Limited	GBR	100%	by Galliard Developments Ltd
24

Name	Jurisdiction	Percent of Voting Securities Owned
GDL (Tower Bridge Road) Limited	GBR	70.0%	by Galliard Developments Ltd
GDL Holdco Limited	GBR	0%	Board rights held by CH Capital A Holdings LLc
GEC Finance, LLC	DE	100%	by Eldridge Industries, LLC
Generate Entertainment, LLC	DE	100%	by DCP Holdings DE, LLC
Gennessee Insurance Agency, LLC	DE	100%	by SBL Holdings, Inc.
G-Form Incentive Plan, LLC	DE	100%	by Eldridge G-Form Holdings LLC
G-Form, LLC	RI	23.5%	by Wanamaker Portfolio Trust, LLC
GIV-X 4098, LLC	DE	100%	by Air Eldridge LLC
Gizer Inc.	DE	26.23%	by Eldridge Gizer Funding LLC
Gladstone Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Glow Holdings, LLC	DE	100%	by Pumpkin Fest Holdings, LLC
GLT Private Alts Fund I, L.P.	DE	0%	Mgmt. by CAIS GLT Private Alts Fund I GP LLC
Golden Dragons, LLC	CA	100%	by MRC II Holdings, LP
Golden Globes Holdings, LLC	DE	33.3%	by EMH-PME LLC
Golden Globes, LLC	DE	60.0%	by Golden Globes Holdings, LLC
Got a Little Sloppy LLC	DE	100%	by A24 Films LLC
GRE Austin, LLC	DE	100%	by Great Room Escape, LLC
GRE Chicago, LLC	DE	100%	by Great Room Escape, LLC
GRE Cincinnati, LLC	DE	100%	by Great Room Escape, LLC
GRE Cleveland, LLC	DE	100%	by Great Room Escape, LLC
GRE Columbus, LLC	OH	100%	by Great Room Escape, LLC
GRE Dallas, LLC	DE	100%	by Great Room Escape, LLC
GRE Denver, LLC	DE	100%	by Great Room Escape, LLC
GRE Houston, LLC	TX	100%	by Great Room Escape, LLC
GRE Jacksonville, LLC	FL	100%	by Great Room Escape, LLC
GRE Nashville, LLC	TN	100%	by Great Room Escape, LLC
GRE San Antonio, LLC	DE	100%	by Great Room Escape, LLC
GRE Tempe, LLC	DE	100%	by Great Room Escape, LLC
Great Green Room, LLC	CA	100%	by MRC II Holdings, LP
Great Room Escape, LLC	CO	100%	by 13FEG Ops, LLC
Greatest Night, LLC	CA	100%	by MRC Documentary, L.P.
Grigg Portfolio Trust, LLC	DE	100%	by EPH, LLC
Grove Lane Portfolio Trust, LLC	DE	100%	by EPH, LLC
GS BTS Limited	GBR	100%	by Fulwell 73 UK Limited
GS TV Productions Ltd	GBR	50.0%	by Fulwell 73 UK Limited
Guacamole Airlines LLC	DE	100%	by A24 Films LLC
Gun & Radio, LLC	CA	100%	by MRC Documentary, L.P.
GV 667, LLC	DE	100%	by Air Eldridge LLC
GVI 6274, LLC	DE	100%	by Air Eldridge LLC
GYKIT, LLC	CA	100%	by MRC Documentary Holdings, LLC
H of A Production Limited	GBR	100%	by Fulwell 73 Limited
Halfnelson Films UK Limited	GBR	100%	by MRC II Holdings, LP
Halfnelson Films, LLC	CA	100%	by MRC II Holdings, LP
Halo Aviation Ltd.	GBR	100%	by Flexjet Operations Ltd.
Harsh Times, LLC	DE	30.0%	by MRC Investments, LLC
Hawk Trail, LLC	DE	100%	by Security Benefit Life Insurance Company
Hibernation Season Inc.	CAN	100%	by A24 Films LLC
High Roller Productions LLC	CA	100%	by MRC II Holdings, LP
Highland Peak Asset Holdings, LLC	DE	100%	by Highland Peak Trust
Highland Peak FA Holdings, LLC	NJ	100%	by Highland Peak Trust
Hillcrest Holdings, LLC	KS	100%	by Dayton Funding, LLC
HM DevCo Limited	GBR	100%	by Honey Monster Limited
HME Holdings, LLC	DE	100%	by HME Investors, LLC
25

Name	Jurisdiction	Percent of Voting Securities Owned
HME Investors, LLC	DE	100%	by Eldridge Industries, LLC
HNW Investors, LLC	KS	100%	by SBL Holdings, Inc.
Holliday Park, LLC	KS	100%	by Dayton Funding, LLC
Honey Monster Limited	GBR	100%	by CI HM InvestCo Limited
HoneyMonster HoldCo 1 Limited	GBR	100%	by Honey Monster Limited
HoneyMonster HoldCo 2 Limited	GBR	100%	by HoneyMonster HoldCo 1 Limited
Horizon Sponsor, LLC	DE	30.33%	by Eldridge HZACS LLC
Hot Costs LLC	DE	100%	by A24 Films LLC
Hot Sauce LLC	CA	100%	by MRC II Holdings, LP
House Claw LLC	LA	100%	by After The Fact LLC
House Claw Rights LLC	DE	100%	by A24 Films LLC
House of Torment LLC	TX	100%	by 13 FEG Haunted Holdings, LLC
Hungry City, LLC	DE	100%	by MRC II Holdings, LP
Hypercolor, LLC	CA	100%	by MRC II Holdings, LP
Hyphen Hyphen LLC	DE	100%	by After The Fact LLC
HZACS CI, LLC	DE	0%	Mgmt. by Eldridge HZACS LLC
Ibiza 87 Limited	GBR	100%	by Fulwell 73 Limited
IDF V, LLC	DE	100%	by Security Benefit Life Insurance Company
IDF VI, LLC	DE	100%	by Security Benefit Life Insurance Company
Imatech Technologies LLC	DE	100%	by A24 Films LLC
Industry Standard Pictures LLC	DE	100%	by A24 Films LLC
Ivory Fort, LLC	KS	100%	by Security Benefit Corporation
Jampurchaseco Limited	GBR	100%	by Cain PE LLC
Jazz Hands Motion Picture Group LLC	DE	100%	by A24 Films LLC
Jefferson Remark Funding LLC	DE	100%	by Jefferson Square 1892, LLC
Jefferson Square 1892, LLC	DE	100%	by Dayton Funding, LLC
JetCorp Technical Services, Inc.	MO	100%	by Fairgrave Omlie, LLC
JJ Concepts Limited	GBR	50.0%	by Jampurchaseco Limited
JJ ISQ Limited	GBR	100%	by JJ Concepts Limited
Joe Cross For Mayor LLC	DE	100%	by A24 Films LLC
Joe Cross For Mayor Rights LLC	DE	100%	by A24 Films LLC
Jola20, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
JP Initiative, LLC	DE	100%	by Eldridge Business Services LLC
Jubilee Scripted Limited	GBR	100%	by Fulwell 73 UK Limited
Juno Albatros, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno CB 1, S.L.U.	Spain	100%	by Juno Holdings Spain 2, S.L.U.
Juno Corn, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno EURO, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Holdings Lux 2 S.a.r.l	LUX	100%	by Juno Holdings Lux I S.a.r.l
Juno Holdings Lux 3 S.a.r.l.	LUX	100%	by Juno Holdings Lux I S.a.r.l
Juno Holdings Lux I S.a.r.l	LUX	95.0%	by Juno Holdings Lux Sarl
Juno Holdings Lux M Sarl	LUX	100%	by Juno Holdings Lux Sarl
Juno Holdings Lux Sarl	LUX	100%	by CIEF1 UK Holdings Limited
Juno Holdings Spain 1, S.L.U.	Spain	100%	by Juno Holdings Lux 2 S.a.r.l
Juno Holdings Spain 2, S.L.U.	Spain	100%	by Juno Holdings Lux 3 S.a.r.l.
Juno Mini, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Munt, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Juno Plan, S.L.U.	Spain	100%	by Juno Holdings Spain 1, S.L.U.
Kaw Valley Capital, LLC	DE	100%	by Security Benefit Corporation
Keep Spitballing LLC	DE	100%	by A24 Films LLC
Keshet/dcp LLC	DE	50.0%	by PME-DCP HoldCo, LLC
KMA Gems LLC	DE	100%	by After The Fact LLC
Knight Takes King Productions, LLC	DE	100%	by MRC II Holdings, LP
26

Name	Jurisdiction	Percent of Voting Securities Owned
Knoema Corporation	DE	100%	by Knoema Holdings, LLC
Knoema Holdings, LLC	DE	82.16%	by SB Knoema Holdings, LLC
Knoema IT Solutions India Private Limited	India	100%	by Knoema Corporation
Koryfeum GmbH	LUX	50.0%	by CI Koryfeum Sarl
Krakow Office Park B.V.	Netherlands	90.0%	by CIEF1 UK Holdings Limited
Kurkamart LLC	DE	100%	by A24 Films LLC
KWCI GP	Ireland	50.0%	by Cain International European Real Estate Opportunity Fund I GP Limited
KWCI LP	NJ	50.0%	by CI CB3 Subfund
KWSB Real Estate Venture I, LLC	DE	80.0%	by EKW Holdings LLC
KWSB Real Estate Venture II, LLC	DE	80.0%	by EKW Holdings II LLC
KWSB Real Estate Venture III, LLC	DE	80.0%	by EKW Holdings III LLC
KWSB Real Estate Venture IV, LLC	DE	80.0%	by EKW Holdings IV LLC
Last Rider Productions UK Limited	GBR	100%	by MRC Documentary, L.P.
Last Rider Productions, LLC	CA	100%	by MRC Documentary, L.P.
LB 1140 Broadway, LLC	NY	100%	by Little Beet, LLC
LB 125 Park, LLC	NY	100%	by Little Beet, LLC
LB 1291 First Avenue, LLC	DE	100%	by Little Beet, LLC
LB 148 Madison, LLC	NY	100%	by Little Beet, LLC
LB 320 Park, LLC	NY	100%	by Little Beet, LLC
LB Bryant Park, LLC	NY	100%	by Little Beet, LLC
LB City Vista, LLC	DE	100%	by Little Beet, LLC
LB Newport Center, LLC	NY	100%	by Little Beet, LLC
LB Roosevelt Field, LLC	NY	100%	by Little Beet, LLC
LB Sub W50, LLC	NY	100%	by LB W50, LLC
LB W50, LLC	NY	100%	by Little Beet, LLC
LB Westchester, LLC	NY	100%	by Little Beet, LLC
LB Westport, LLC	DE	100%	by Little Beet, LLC
Leadoff Investments, LLC	DE	100%	by SBT Investors, LLC
Legs Film Rights LLC	DE	100%	by A24 Films LLC
Lenox Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Life is Beautiful Holdings, LLC	DE	32.32%	by Rolling Stone LLC
Life Products Solutions Group, LLC	FL	100%	by Zinnia Tech Solutions LLC
Life.io, LLC	DE	100%	by Zinnia Tech Solutions LLC
Lifestyle Products Group LLC	DE	100%	by Direct Holdings Global LLC
Linda Margaret Rae LLC	DE	100%	by After The Fact LLC
Little Beet Brands Holdings, LLC	DE	100%	by Aurify Brands Holdings, LLC
Little Beet Table, LLC	NY	100%	by Aurify Brands Holdings, LLC
Little Beet, LLC	NY	98.0%	by Aurify Brands Holdings, LLC
Little Bluestem, LLC	KS	100%	by Sherwood Park, Inc.
Liverpool Holdings Limited	GBR	100%	by CI-F Zenith UK Holdings Limited
LME1 Limited	GBR	100%	by Competitive Socialising Limited
Lost in the Andes, LLC	CA	100%	by MRC Documentary, L.P.
Love Retro LLC	DE	100%	by Lifestyle Products Group LLC
LPQ Sailboat Pond, Inc.	DE	100%	by APQ Sailboat Pond NY, LLC
LPQ USA, LLC	DE	100%	by Aurify Brands, LLC
LR Special Limited	UK	100%	by A24 Films LLC
LSB Chemical L.L.C.	OK	100%	by LSB Industries, Inc.
LSB Funding LLC	DE	100%	by NHNO Holdings LLC
LSB Industries, Inc.	DE	10.0%	by LSB Funding LLC
LU The Film Limited	GBR	50.0%	by Fulwell 73 Limited
Luminate Data Holdings, LLC	DE	100%	by PME TopCo, LLC
Luminate Data, LLC	DE	100%	by Luminate Data Holdings, LLC
27

Name	Jurisdiction	Percent of Voting Securities Owned
Luxury Linoleum LLC	DE	100%	by A24 Films LLC
Madison Portfolio Trust, LLC	DE	100%	by EPH, LLC
MAG Finance, LLC	KS	100%	by Dornwood Park,LLC
Malt Shop Cruise 18 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 19 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 21 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 22 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 23 LLC	DE	100%	by StarVista Live LLC
Maman sait mieux Productions Inc.	CAN	100%	by Mommy Knows Best LLC
Maple Hill, LLC	KS	100%	by Sherwood Park, Inc.
Maple Portfolio Trust, LLC	DE	100%	by EPH, LLC
Maranon Capital Ultimate General Partner, LLC	DE	50.0%	by Eldridge Maranon Holdings, LLC
Maranon Capital, LP	DE	60.17%	by Eldridge Maranon Holdings, LLC
Maranon Centre Street Executive Fund LP	DE	99.0%	by Maranon Capital, L.P.
Maranon Centre Street General Partner, LP	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Centre Street Partnership LP	DE	0%	Mgmt. by Maranon Centre Street General Partner, LP
Maranon Centre Street SPV LLC	DE	100%	by Maranon Centre Street Partnership LP
Maranon Loan Funding 2024-1, LLC	DE	100%	by Sherwood Park, Inc.
Maranon Management LLC	DE	100%	by Maranon Capital, L.P.
Maranon Mezzanine Executive Fund, LP	DE	0%	Mgmt. by Maranon Mezzanine GP, LP
Maranon Mezzanine Fund II, LP	DE	0%	Mgmt. by Maranon Mezzanine GP II, LP
Maranon Mezzanine Fund, LP	DE	0%	Mgmt. by Maranon Mezzanine GP, LP
Maranon Mezzanine GP II, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine GP, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine Offshore Fund II, LP	CYM	0%	Mgmt. by Maranon Mezzanine GP II, LP
Maranon Senior Credit Fund II-A, LP	DE	0%	Mgmt. by Maranon Senior Credit GP II, L.P.
Maranon Senior Credit Fund II-B, LP	DE	0%	Mgmt. by Maranon Senior Credit GP II, L.P.
Maranon Senior Credit Fund IX DB, L.P.	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Fund IX GP, L.P.	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Fund IX, LLC	DE	100%	by Maranon Senior Credit Fund IX DB, L.P.
Maranon Senior Credit Fund IX, LLC	DE	0%	Mgmt. by Maranon Senior Credit Fund IX GP, L.P.
Maranon Senior Credit Fund V-Onshore SPV LLC	DE	100%	by Maranon Senior Credit Strategies Fund V-Levered, LP
Maranon Senior Credit GP II, L.P.	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit IV, LLC	KS	100%	by Sherwood Park, Inc.
Maranon Senior Credit Opportunities Fund SPV GP, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Opportunities Fund SPV, LLC	DE	100%	by Maranon Senior Credit Opportunities Fund SPV, LP
Maranon Senior Credit Opportunities Fund SPV, LP	DE	0%	Mgmt. by Maranon Senior Credit Opportunities Fund SPV GP, LP
Maranon Senior Credit Strategies Fund V-Levered, LP	DE	0%	Mgmt. by Maranon Senior Credit Strategies GP V, LP
Maranon Senior Credit Strategies Fund V-Unlevered, LP	DE	0%	Mgmt. by Maranon Senior Credit Strategies GP V, LP
Maranon Senior Credit Strategies Fund X GP, L.P.	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Strategies Fund XIII DB, LLC	DE	0%	Mgmt. by Maranon Senior Strategies Fund XIII GP, L.P.
28

Name	Jurisdiction	Percent of Voting Securities Owned
Maranon Senior Credit Strategies Fund XIV GP, L.P.	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Strategies Fund XIV, L.P.	DE	0%	Mgmt. by Maranon Senior Credit Strategies Fund XIV GP, L.P.
Maranon Senior Credit Strategies Fund X-Levered, L.P.	DE	0%	Mgmt. by Maranon Senior Credit Strategies Fund X GP, L.P.
Maranon Senior Credit Strategies Fund X-Unlevered, L.P.	DE	0%	Mgmt. by Maranon Senior Credit Strategies Fund X GP, L.P.
Maranon Senior Credit Strategies GP V, LP	DE	0%	Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit X-Levered SPV, LLC	DE	100%	by Maranon Senior Credit Strategies Fund X-Levered, L.P.
Maranon Senior Rated Fund I LLC	DE	0%	Mgmt. by Maranon Capital, L.P.
Maranon Senior Strategies Fund XIII GP, L.P.	DE	100%	by Maranon Capital Ultimate General Partner LLC
Maranon Senior Strategies Fund XIII, L.P.	DE	100%	by Maranon Senior Credit Strategies Fund XIII DB, LLC
Maranon Services Corp.	DE	100%	by Maranon Capital, L.P.
Maranon Services, LLC	DE	99.9%	by Maranon Capital, L.P.
Maranon Services, LLC	DE	0.1%	by Maranon Services Corp.
Mary The Film Limited	GBR	100%	by Fulwell 73 UK Limited
MASH EI Holdco, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Maslow's Group LLP	GBR	0%	Board rights held by Cain PE LLC
Maslow's UK Services Ltd	GBR	100%	by 37-41 Mortimer Street LLP
Mason Portfolio Trust, LLC	DE	100%	by EPH, LLC
Massive Noise Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Massive Noise LLC	CO	100%	by Massive Noise Holdings, LLC
Mayfair Portfolio Trust, LLC	DE	100%	by EPH, LLC
MB The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Meadowlark Funding LLC	KS	100%	by Dayton Funding, LLC
Media Rights Capital II, LLC	DE	100%	by MRC III Holdings, LLC
Media Rights Capital III, LLC	DE	0.94%	by DCP Holdco I LLC
Media Rights Capital III, LLC	DE	36.56%	by EMG HoldCo, LLC
Meez Culinary Solutions, Inc.	DE	14.9%	by Aurify Brands Management, LLC
Meez Culinary Solutions, Inc.	DE	85.1%	by Aurify Brands, LLC
Mellotron, LLC	DE	40.0%	by Carlostron, LLC
Melt Shop Enterprises, LLC	NY	100%	by Melt Shop, LLC
Melt Shop, LLC	NY	96.5%	by Aurify Brands Holdings, LLC
Merriam Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
MF Master Seed Co., LLC	DE	100%	by Wanamaker Portfolio Trust, LLC
MF Seed Co, LLC	DE	100%	by MF Master Seed Co, LLC
MG Warwick Street HoldCo Limited	GBR	100%	by Maslow's Group LLP
MG Warwick Street OpCo Limited	GBR	100%	by MG Warwick Street HoldCo Limited
MG Warwick Street PropCo Limited	GBR	100%	by MG Warwick Street HoldCo Limited
Miami Waterfront Ventures Mezz, LLC	DE	100%	by CHE South Brickell LLC
Miami Waterfront Ventures Parent, LLC	DE	60.0%	by CHE South Brickell LLC
Miami Waterfront Ventures, LLC	DE	100%	by CHE South Brickell LLC
Miller Avenue Productions LLC	DE	100%	by After The Fact LLC
Miller Avenue Rights LLC	DE	100%	by A24 Films LLC
Millway Drive LLC	DE	100%	by A24 Films LLC
Mine Creek, LLC	KS	100%	by Chain Bridge Opportunistic Funding Holdings, LLC
Ministry of Arts and Interrogation LLC	DE	100%	by A24 Films LLC
Ministry of Creative Reasoning LLC	DE	100%	by After The Fact LLC
Miss Gabler Productions LLC	DE	100%	by A24 Films LLC
29

Name	Jurisdiction	Percent of Voting Securities Owned
Miss Gabler Rights LLC	DE	100%	by A24 Films LLC
MK Debt, LLC	DE	100%	by LPQ USA, LLC
MK USA, LLC	DE	100%	by LPQ USA, LLC
MNV The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Mommy Knows Best LLC	DE	100%	by A24 Films LLC
Monarch Field, LLC	KS	100%	by Security Benefit Life Insurance Company
Monoceros Media LLC	DE	100%	by A24 Films LLC
Monoceros Post Inc.	CAN	100%	by Monoceros Rights LLC
Monoceros Rights LLC	DE	100%	by A24 Films LLC
Monroe Portfolio Trust, LLC	DE	100%	by Eldridge Industries, LLC
Monsters of God LLC	DE	100%	by A24 Films LLC
Monterey Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Monterra Asset Holdings, LLC	DE	100%	by Monterra Trust
Monterra FA Holdings, LLC	NJ	100%	by Monterra Trust
Monterra Trust	DE	100%	by EPH Holdings, LLC
Morning People LLC	DE	100%	by Elia Management LLC
Morningside Portfolio Trust, LLC	DE	100%	by EPH, LLC
Morse Code UK Films Limited	GBR	100%	by MRC II Holdings, LP
Morse Code, LLC	CA	100%	by MRC II Holdings, LP
Mosaic Media Investment Partners, LLC	DE	100%	by DCP Holdings DE, LLC
Mother Knows Post LLC	DE	100%	by A24 Films LLC
Mother Mary Rights LLC	DE	100%	by A24 Films LLC
Motown The Film Limited	GBR	100%	by Fulwell 73 UK Limited
MPQ 1377 Sixth Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 1400 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 1535 Third Avenue LLC	NY	100%	by MK USA, LLC
MPQ 1800 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 2161 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ 339 Seventh Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 370 Lexington, LLC	NY	100%	by MK USA, LLC
MPQ 400 Fifth Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 685 Third Avenue, LLC	NY	100%	by MK USA, LLC
MPQ 688 Bronx HoldCo, LLC	DE	100%	by MK USA, LLC
MPQ 921 Broadway, LLC	NY	100%	by MK USA, LLC
MPQ Bronx Commissary, LLC	NY	100%	by MK USA, LLC
MRC Documentary Holdings, LLC	DE	100%	by Media Rights Capital II, LLC
MRC Documentary, L.P.	DE	99.9%	by Media Rights Capital II, LLC
MRC Horizon II, LLC	DE	100%	by EMG AH LLC
MRC I Hedge Co, LLC	DE	100%	by MRC II Holdings, LP
MRC I Project Co, LLC	DE	100%	by MRC II Holdings, LP
MRC II Distribution Company, L.P.	DE	99.9%	by Media Rights Capital II, LLC
MRC II Holdings, LP	DE	99.9%	by MRC II Distribution Company, L.P.
MRC II Sub GP, LLC	DE	100%	by Media Rights Capital II, LLC
MRC III Holdings, LLC	DE	100%	by Media Rights Capital III, LLC
MRC International Distribution Company, Inc.	DE	100%	by MRC II Distribution Company, L.P.
MRC Investments, LLC	DE	100%	by Media Rights Capital II, LLC
MRC360, LLC	CA	100%	by MRC II Holdings, LP
MS 111 Fulton, LLC	NY	100%	by Melt Shop, LLC
MS Marketing Fund, LLC	NY	100%	by Melt Shop, LLC
MS Menlo Park, LLC	NY	100%	by Melt Shop, LLC
MS Roosevelt Field, LLC	NY	100%	by Melt Shop, LLC
MS Smith Haven, LLC	NY	100%	by Melt Shop, LLC
MS Special Events, LLC	NY	100%	by Melt Shop, LLC
30

Name	Jurisdiction	Percent of Voting Securities Owned
MS Staten Island, LLC	NY	100%	by Melt Shop, LLC
MS Sub W50, LLC	NY	100%	by MS W50, LLC
MS W26, LLC	NY	100%	by Melt Shop, LLC
MS W50, LLC	NY	100%	by Melt Shop, LLC
MS W52, LLC	NY	100%	by Melt Shop, LLC
MS Westchester, LLC	NY	100%	by Melt Shop, LLC
MSP The Film Limited	GBR	100%	by Fulwell 73 UK Limited
MTI Preferred Holdings LLC	DE	100%	by Grigg Portfolio Trust, LLC
Music Business Worldwide Limited (UK)	GBR	50.0%	by PME Holdings, LLC
MV The Film Limited	GBR	100%	by Fulwell 73 UK Limited
N318MM, LLC	KS	50.0%	by Security Benefit Corporation
Nashville Nightmare, LLC	TN	100%	by Nightmare Holdings, LLC
Nashville The Film Limited	GBR	100%	by Fulwell 73 UK Limited
NBT Holdings, LLC	DE	97.0%	by Venture Brand Management LLC
Net-Net Worldwide LLC	DE	100%	by A24 Films LLC
Nextant Aerospace, LLC	OH	80.0%	by Nextant Sales, LLC
Nextant Sales, LLC	OH	100%	by Fairgrave Omlie, LLC
NHNO Holdings LLC	DE	100%	by NPK Holdings LLC
Nice Playground LLC	DE	100%	by A24 Films LLC
Nice Playground Rights LLC	DE	100%	by A24 Films LLC
Nicodemus Place, LLC	KS	100%	by Sherwood Park, Inc.
Nightmare Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
No Commas LLC	DE	100%	by A24 Films LLC
North City Screams LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
Note Funding 1892-2, LLC	KS	100%	by EPH, LLC
NP The Film Limited	GBR	100%	by Fulwell 73 UK Limited
NPK Holdings LLC	DE	100%	by EPH, LLC
NZC Capital LLC	DE	89.8%	by Todd L. Boehly, Individual
Oak Landing Production LLC	DE	100%	by A24 Films LLC
Oakridge Portfolio Trust, LLC	DE	100%	by EPH, LLC
Oaktree Entertainment, LLC	DE	100%	by MRC II Holdings, LP
Oaktree Opportunities XII CAIS (Onshore) Access Fund, L.P.	DE	0%	Mgmt. by CAIS OT Opportunities XII CAIS (Onshore) Access Fund GP LLC
Oasis BH, LLC	DE	20.2%	by CI BH Holdings II LLC
Oasis BH, LLC	DE	33.2%	by CI BH Holdings LLC
Oasis West Realty LLC	DE	100%	by OWR Mezz II Borrower LLC
OBH Intermediate Holdco, LLC	DE	100%	by Oasis BH, LLC
Objective Feedback LLC	DE	100%	by A24 Films LLC
Ocarina Incident LLC	DE	100%	by A24 Films LLC
Ocarina Incident Rights LLC	DE	100%	by A24 Films LLC
On The Rocks LLC	DE	100%	by After The Fact LLC
One BH Investors LLC	DE	77.5%	by Cain RE LLC
One Sky Flight Holdings, LLC	DE	100%	by Epic Aero, Inc.
One Sky Flight, LLC	DE	100%	by One Sky Flight Holdings, LLC
Oorah Productions LLC	DE	100%	by A24 Films LLC
Opus Rights LLC	DE	100%	by A24 Films LLC
Orchard Wharf Developments Ltd	GBR	50.0%	by Galliard Holdings Ltd
Osler Media Inc.	CAN	100%	by Paultergeist Pictures LLC
Osler Media Quebec Inc.	CAN	100%	by Paultergeist Pictures LLC
Oso Season LLC	DE	100%	by A24 Films LLC
Owl Capital, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
OWR Mezz II Borrower LLC	DE	100%	by OBH Intermediate Holdco, LLC
Ozawkie LLC	KS	100%	by Dayton Funding, LLC
31

Name	Jurisdiction	Percent of Voting Securities Owned
Paderna sp.zo.o	Poland	100%	by PZO JV B.V.
Palmer Portfolio Trust, LLC	DE	100%	by EPH, LLC
Palouse Productions LLC	DE	100%	by A24 Films LLC
Panagram Holdings, LLC	DE	100%	by Eldridge AM Holdings, LLC
Panagram Senior Loan Fund I GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund I, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund I GP, LLC
Panagram Senior Loan Fund II GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund II, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund II GP, LLC
Panagram Senior Loan Fund III GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund III, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund III GP, LLC
Panagram Senior Loan Fund IV GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund IV, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund IV GP, LLC
Panagram Senior Loan Fund V GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund V, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund V GP, LLC
Panagram Senior Loan Fund VI GP, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Senior Loan Fund VI, LP	DE	0%	Mgmt. by Panagram Senior Loan Fund VI GP, LLC
Panagram Services Holdings, LLC	DE	100%	by Panagram Holdings, LLC
Panagram Services, LLC	DE	99.0%	by Panagram Holdings, LLC
Panagram Services, LLC	DE	1.0%	by Panagram Services Holdings, LLC
Panagram Structured Asset Management, LLC	DE	100%	by Panagram Holdings, LLC
Parks and Haites Limited	GBR	100%	by A24 Films LLC
Parkville Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Passing The Baton LLC	DE	100%	by A24 Films LLC
Paultergeist Pictures LLC	DE	100%	by A24 Films LLC
PayActiv, Inc.	DE	17.65%	by Eldridge PayActiv Holdings LLC
PD Holdings LLC	DE	100%	by Dayton Funding, LLC
PG Senior Loan Fund VIII Issuer, LLC	DE	100%	by Merriam Portfolio Trust, LLC
Pickleback NOLA, LLC	LA	100%	by MRC II Holdings, LP
Pickleback, LLC	CA	100%	by MRC II Holdings, LP
Pinckney Holdings, LLC	DE	100%	by Security Benefit Life Insurance Company
Pinecrest Portfolio Trust, LLC	DE	100%	by EPH, LLC
Pink Chair Productions LLC	DE	100%	by After The Fact LLC
Pink Chair Rights LLC	DE	100%	by A24 Films LLC
Pink Opaque LLC	DE	100%	by After The Fact LLC
Pink Opaque Rights LLC	DE	100%	by A24 Films LLC
Pixion Games Limited	GBR	11.62%	by Eldridge Pixion Funding LLC
Planet Janet Rights LLC	DE	100%	by A24 Films LLC
PME AH LLC	DE	100%	by EMH II, LLC
PME Holdings, LLC	DE	100%	by PME TopCo, LLC
PME Music, LLC	DE	100%	by PME Holdings, LLC
PME TopCo, LLC	DE	40.0%	by EMH-PME Holdings, LLC
PME-DCP HoldCo, LLC	DE	100%	by PME TopCo, LLC
Poker Face CDN Productions Inc.	CAN	100%	by MRC II Holdings, LP
Poppy Field Productions, LLC	CA	100%	by MRC II Holdings, LP
Portsmouth Zenith Holdings Limited	GBR	100%	by CI-F Zenith UK Holdings Limited
Post Portfolio Trust, LLC	DE	100%	by Monroe Portfolio Trust, LLC
Potwin Place, LLC	KS	100%	by Dayton Funding, LLC
Powder Keg Farms Limited	New Zealand	100%	by A24 Distribution, LLC
Prairie Hill, LLC	KS	100%	by Sherwood Park, Inc.
PrescientCo Holdings, LLC	DE	16.58%	by Eldridge PCH Holdings, LLC
PrescientCo Holdings, LLC	DE	15.25%	by Mayfair Portfolio Trust, LLC
PrescientCo Holdings, LLC	DE	23.5%	by Palmer Portfolio Trust, LLC
32

Name	Jurisdiction	Percent of Voting Securities Owned
PrescientCo Holdings, LLC	DE	24.82%	by Steamboat Portfolio Trust, LLC
PrescientCo LLC	DE	100%	by PrescientCo Holdings, LLC
Prezzo InvestCo Limited	GBR	90.0%	by Jampurchaseco Limited
Prezzo Trading Limited	GBR	100%	by Prezzo InvestCo Limited
Priest Lake Haunted Woods, LLC	TN	100%	by Nightmare Holdings, LLC
Primary Issue Anchor Separate Account LLC	DE	100%	by Sherwood Park, Inc.
Primrose Portfolio Trust, LLC	DE	100%	by EPH, LLC
Princess Klepto LLC	DE	100%	by After The Fact LLC
Princess Klepto Rights LLC	DE	100%	by A24 Films LLC
PrivateFly Limited	GBR	100%	by Skyjet Europe Limited
Procyon Evergreen I GP LLC	DE	100%	by Capital Integration Systems LLC
Procyon Evergreen I, L.P.	DE	0%	Mgmt. by Procyon Evergreen I GP LLC
Procyon Vintage I GP LLC	DE	100%	by Capital Integration Systems LLC
Procyon Vintage I, L.P.	DE	0%	Mgmt. by Procyon Vintage I GP LLC
Pryor Chemical Company	OK	100%	by LSB Chemical L.L.C.
Public House Productions LLC	DE	100%	by A24 Films LLC
Pumpkin Fest Holdings, LLC	DE	100%	by 13FEG Ops, LLC
Putnam Asset Holdings, LLC	DE	100%	by EPH, LLC
PZO JV B.V.	Netherlands	90.0%	by CIEF1 UK Holdings Limited
Queen Morgan, LLC	CA	100%	by MRC Documentary Holdings, LLC
Queens LLC	DE	100%	by After The Fact LLC
Quick As A Wink Limited	New Zealand	100%	by Reserving Rights LLC
Quinton Heights, LLC	KS	100%	by Dayton Funding, LLC
Raging Bear, LLC	DE	100%	by MRC II Holdings, LP
Raising Destiny, LLC	CA	100%	by MRC Documentary, L.P.
Ramy Rights LLC	DE	100%	by A24 Films LLC
Ravenwood Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Real Time Situation LLC	DE	100%	by A24 Films LLC
Red Sea 2022-1, LLC	KS	100%	by Sherwood Park, Inc.
Red Sea 2022-3, LLC	KS	100%	by Sherwood Park, Inc.
Renegade Brands USA, INC.	DE	20.0%	by Canon Portfolio Trust, LLC
Reserving Rights LLC	DE	100%	by A24 Films LLC
Revolving Window LLC	DE	100%	by A24 Films LLC
Ride or Die CDN Productions Inc.	CAN	100%	by MRC II Holdings, LP
Ride or Die Productions, LLC	CA	100%	by MRC II Holdings, LP
Ridge Media Holdings, LLC	DE	100%	by GEC Finance, LLC
Riot Going On, LLC	CA	100%	by MRC Documentary, L.P.
Ripley Park, LLC	DE	70.0%	by Security Benefit Life Insurance Company
Ripple Effects CDN Productions Inc.	CAN	100%	by MRC II Holdings, LP
Ripple Effects Productions, LLC	CA	100%	by MRC II Holdings, LP
Rivabella sp.zo.o	Poland	100%	by Krakow Office Park B.V.
Rock and Romance Cruise 18 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 19 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 20 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 22 LLC	DE	100%	by StarVista Live LLC
Rock and Romance Cruise 23 LLC	DE	100%	by StarVista Live LLC
Roll Down, LLC	CA	100%	by MRC II Holdings, LP
Rolling Stone Licensing LLC	DE	100%	by Rolling Stone LLC
Rolling Stone LLC	DE	100%	by Rolling Stone Media, LLC
Rolling Stone Media, LLC	DE	100%	by PME Music, LLC
Roman 1 Sarl	LUX	100%	by Roman JV Sarl
Roman 2 Sarl	LUX	100%	by Roman JV Sarl
33

Name	Jurisdiction	Percent of Voting Securities Owned
Roman JV Sarl	LUX	100%	by CI Roman Holdings Sarl
Roman SNC	France	99.9%	by Roman 1 Sarl
Roman SNC	France	50.0%	by Roman 2 Sarl
Round About Bar LLC	DE	100%	by After The Fact LLC
Round About Pub Limited	GBR	100%	by A24 Films LLC
Round About Rights LLC	DE	100%	by A24 Films LLC
Royalty Rights LLC	DE	100%	by A24 Films LLC
RoyaltyHL5 LLC	DE	100%	by A24 Films LLC
RR The Film Limited	GBR	100%	by Fulwell 73 UK Limited
RS Branding, LLC	DE	100%	by Rolling Stone LLC
Ruby Entertainment Inc.	DE	100%	by Fulwell 73 Productions US, Inc.
Ruby Portfolio Trust, LLC	DE	100%	by EPH, LLC
Ruby Productions LLC	CA	100%	by Ruby Entertainment Inc.
Rules Beauty, Inc.	DE	54.0%	by A24 Ventures LLC
Rush Job LLC	DE	100%	by A24 Films LLC
S(LSV) LLC	NV	100%	by Competitive Socializing US LLC
S(WBP)LLC	DC	100%	by Competitive Socializing US LLC
S(WDC) LLC	DC	100%	by Competitive Socializing US LLC
S(WMB) LLC	NY	100%	by Competitive Socializing US LLC
Sable River Capital, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Sager House (Almeida) Limited	GBR	100%	by CH Capital A Holdings LLC
Saguaro Road Records Inc.	DE	100%	by Direct Holdings U.S. LLC
SAILES 2, LLC	DE	100%	by Security Benefit Life Insurance Company
SAM Alternative Investment Opportunities Fund I, L.P.	DE	0%	Mgmt. by CAIS SAM Alternative Investment Opportunities Fund I GP LLC
Sandy Beaches Cruise 21 LLC	DE	100%	by StarVista Live LLC
Sassafras Jam LLC	DE	100%	by A24 Films LLC
Saving The World LLC	DE	100%	by A24 Films LLC
SB Corporate Funding LLC	DE	100%	by Security Benefit Corporation
SB IIS Co LLC	DE	100%	by Security Benefit Life Insurance Company
SB ISH LLC	DE	100%	by Security Benefit Life Insurance Company
SB Knoema Holdings, LLC	DE	100%	by Security Benefit Corporation
SB Restructured Asset, LLC	DE	100%	by Hawk Trail, LLC
SBC Civic Center LLC	DE	100%	by Mason Portfolio Trust, LLC
SBC LAD Holdings, LLC	DE	100%	by Security Benefit Corporation
SBL Holdings, Inc.	KS	100%	by Security Benefit Corporation
SBT Investors LLC	DE	100%	by NZC Capital LLC
SBT Media Holdings, LLC	DE	100%	by SBT Investors, LLC
SBT-WWB, LLC	DE	100%	by SBT Investors, LLC
SCF 115H LLC	DE	69.32%	by Stonebriar Commercial Finance LLC
SCF 1322SL LLC	DE	85.24%	by Stonebriar Commercial Finance LLC
SCF 1324-01MB LLC	DE	65.84%	by Stonebriar Commercial Finance LLC
SCF 1337BCB LLC	DE	72.54%	by Stonebriar Commercial Finance LLC
SCF 1341UL LLC	DE	53.82%	by Stonebriar Commercial Finance LLC
SCF 1343-01M LLC	DE	63.22%	by Stonebriar Commercial Finance LLC
SCF 1358-001A LLC	DE	64.94%	by Stonebriar Commercial Finance LLC
SCF Aviation Capital LLC	DE	100%	by SCF Funding LLC
SCF Canada 2019-2 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2020 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2021 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2022 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2022-2 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2023-1 GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
34

Name	Jurisdiction	Percent of Voting Securities Owned
SCF Canada Revolver GP Ltd.	CAN	100%	by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing 2019-2 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2020-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2021-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2022-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2022-2 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Equipment Leasing Canada 2019-2 Limited Partnership	CAN	99.9%	by SCF Canada 2019-2 GP Ltd.
SCF Equipment Leasing Canada 2020-1 Limited Partnership	CAN	99.9%	by SCF Canada 2020 GP Ltd.
SCF Equipment Leasing Canada 2021-1 Limited Partnership	CAN	99.9%	by SCF Canada 2021 GP Ltd.
SCF Equipment Leasing Canada 2022-2 Limited Partnership	CAN	99.9%	by SCF Canada 2022 GP Ltd.
SCF Equipment Leasing Canada 2023-1 Limited Partnership	CAN	99.9%	by SCF Canada 2023-1 GP Ltd.
SCF Funding LLC	DE	100%	by Stonebriar Finance Holdings LLC
SCF FW Issuer LLC	DE	100%	by SCF Aviation Capital LLC
SCF Goose LLC	DE	100%	by SCF Aviation Capital LLC
SCF Maverick LLC	DE	100%	by SCF Aviation Capital LLC
SCF Merlin LLC	DE	100%	by SCF Aviation Capital LLC
SCF MRL Subsidiary LLC	DE	84.96%	by Stonebriar Commercial Finance LLC
SCF NBL LLC	DE	100%	by SCF Funding LLC
SCF Preferred Equity, LLC	DE	0%	Mgmt. by Stonebriar Finance Holdings LLC
SCF Rail Leasing LLC	DE	100%	by SCF Funding LLC
SCF Revolver 2018-1 LLC	DE	100%	by Stonebriar Commercial Finance LLC
SCF Revolver Canada Limited Partnership	CAN	99.9%	by SCF Canada Revolver GP Ltd.
SCF SB Investor, LLC	KS	100%	by Sherwood Park, Inc.
SCF Servicing Company LLC	DE	99.0%	by SCF Funding LLC
SE2 Services LLC	DE	100%	by Zinnia Corporate Holdings, LLC
se2, LLC	KS	100%	by Zinnia Corporate Holdings, LLC
SecBen GBM Investco, LLC	DE	100%	by Security Benefit Life Insurance Company
Second Failure, LLC	CA	100%	by MRC II Holdings, LP
Security Benefit Academy, Inc.	KS	100%	by Security Benefit Corporation
Security Benefit Business Services, LLC	KS	100%	by Security Benefit Corporation
Security Benefit Corporation	KS	99.755%	by Eldridge SBC Holdings LLC
Security Benefit Life Insurance Company	KS	100%	by SBL Holdings, Inc.
Security Distributors, LLC	KS	100%	by Security Benefit Life Insurance Company
Security Financial Resources, Inc.	KS	100%	by SBL Holdings, Inc.
Seek Data LLC	TN	100%	by Knoema Holdings, LLC
Selenicereus LLC	DE	100%	by A24 Films LLC
Sensory Impact Group, LLC	DE	73.0%	by Arch Portfolio Trust, LLC
Sentient Holdings, LLC	DE	100%	by One Sky Flight, LLC
Sentient Jet Charter, LLC	DE	100%	by Sentient Jet, LLC
Sentient Jet, LLC	DE	100%	by Sentient Holdings, LLC
Sesame Marketplace, Inc.	DE	90.0%	by Aurify Brands Management, LLC
Seward Street Maiden Voyage, LLC	CA	100%	by X4Y LLC
Seward Street Productions, LLC	CA	100%	by Seward Street Maiden Voyage, LLC
Sewer Boys LLC	DE	100%	by After The Fact LLC
Sewer Boys Rights LLC	DE	100%	by A24 Films LLC
SFG Multi-Strategy Fund GP LLC	DE	100%	by Capital Integration Systems LLC
SFG Multi-Strategy Fund, L.P.	DE	0%	Mgmt. by SFG Multi-Strategy Fund GP LLC
SGT VF GP, LLC	DE	100%	by EPH Holdings, LLC
35

Name	Jurisdiction	Percent of Voting Securities Owned
SGTV Fund, LP	DE	0%	Mgmt. by SGT VF GP, LLC
Shamrock Valley, LLC	KS	100%	by Security Benefit Life Insurance Company
Shelter At Home LLC	DE	100%	by A24 Films LLC
Shepherd's Pie UK Ltd	GBR	100%	by MRC II Holdings, LP
Shepherd's Pie, LLC	CA	100%	by MRC II Holdings, LP
Sherwood Park, Inc.	KS	100%	by Security Benefit Corporation
Shock Hill Field, LLC	KS	100%	by Sherwood Park, Inc.
Short of the Week, LLC	DE	10.3%	by Sugar23, Inc.
SIMCOM Holdings, Inc.	DE	50.0%	by Volo Sicuro, LLC
SIMCOM International, Inc.	FL	100%	by SIMCOM, Inc.
SIMCOM, Inc.	DE	100%	by SIMCOM Holdings, Inc.
Sirio Acquisition S.r.l.	Italy	100%	by Volare Acquisitions, Limited
Sirio S.p.A.	Italy	90.0%	by Sirio Acquisition S.r.l.
Sixth Avenue Reinsurance Company	VT	100%	by Security Benefit Life Insurance Company
SJS&W Washington Property LLC	DE	100%	by St. James Sports and Wellness Washington LLC
Skyjet Europe Limited	GBR	100%	by One Sky Flight, LLC
Skylark Portfolio Trust, LLC	DE	100%	by EPH, LLC
SLOMOG Limited	GBR	100%	by Fulwell 73 UK Limited
Slushie LLC	DE	100%	by After The Fact LLC
Soft Money LLC	DE	100%	by A24 Films LLC
Soggy Jam UK Limited	GBR	100%	by MRC II Holdings, LP
Soggy Jam, LLC	CA	100%	by MRC II Holdings, LP
Somebody Told Me, LLC	DE	100%	by Eldridge IP Holdings LLC
Sommsation Holdings, LLC	DE	100%	by Eldridge Industries, LLC
Sommsation Services Holdings LLC	DE	100%	by Sommsation Holdings, LLC
Sommsation Services, LLC	DE	100%	by Sommsation Holdings, LLC
Sommsation, LLC	DE	100%	by Sommsation Holdings, LLC
Soul Train Cruise 18 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 19 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 20 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 22 LLC	DE	100%	by StarVista Live LLC
Soul Train Cruise 23 LLC	DE	100%	by StarVista Live LLC
Soundview Portfolio Trust, LLC	DE	100%	by Field Point Portfolio Trust, LLC
South Audley Street LLP	GBR	0%	Board rights held by CH Capital A Holdings LLC
Southern Rock Cruise 19 LLC	DE	100%	by StarVista Live LLC
Southern Rock Cruise 20 LLC	DE	100%	by StarVista Live LLC
Spinmedia LLC	DE	100%	by EMH-PME Holdings, LLC
Spoon River Investments, LLC	DE	100%	by SBT Investors, LLC
Sports Media Technology Corporation	DE	14.1%	by Steamboat Portfolio Trust, LLC
Squid and Octopi LLC	DE	100%	by A24 Films LLC
SRJ Entertainment LLC	CA	100%	by BFT Entertainment Inc
SRSB Credit Fund LLC	KS	100%	by Sherwood Park, Inc.
SRSB OCF LLC	KS	100%	by Sherwood Park, Inc.
SSVP Capital, LLC	KS	100%	by Hawk Trail, LLC
St. James Sports and Wellness Washington LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Starmaker Rights LLC	DE	100%	by A24 Films LLC
Starmaker Studios LLC	DE	100%	by A24 Films LLC
StarVista Entertainment LLC	DE	100%	by Direct Holdings Global LLC
StarVista Live LLC	DE	100%	by StarVista Entertainment LLC
Steamboat Portfolio Trust, LLC	DE	100%	by EPH, LLC
Stereogum Media LLC	DE	20.0%	by EMG AH LLC
Stewart Street Productions, LLC	DE	100%	by DCP Holdings DE, LLC
Stonebriar Commercial Finance Canada Inc.	CAN	100%	by SCF Funding LLC
36

Name	Jurisdiction	Percent of Voting Securities Owned
Stonebriar Commercial Finance LLC	DE	100%	by SCF Funding LLC
Stonebriar Finance Holdings LLC	DE	88.4%	by Stonebriar Holdings LLC
Stonebriar Holdings LLC	DE	100%	by Three L Finance Holdings, LLC
Stonebriar IFH LLC	DE	100%	by SCF Funding LLC
Strataca Holdings, LLC	KS	100%	by Sherwood Park, Inc.
Strivers LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Studio Momo LLC	DE	100%	by After The Fact LLC
Sugar23 Podcast Group LLC	DE	100%	by Sugar23, Inc.
Sugar23, Inc.	DE	20.05%	by Valence Circle Up, LLC
Sulliverhills Spain, SLU	Spain	95.0%	by CIEF1 UK Holdings Limited
Sunday Best, LLC	CA	100%	by MRC Documentary, L.P.
Sunny Waves, LLC	CA	100%	by MRC II Holdings, LP
Sunny With A Chance Limited	New Zealand	100%	by Imatech Technologies LLC
Sunset Hills, LLC	KS	100%	by Sherwood Park, Inc.
Sunset Screams LLC	TX	100%	by 13 FEG Haunted Holdings, LLC
Super Eagles, LLC	CA	100%	by MRC Documentary Holdings, LLC
Super, Awesome & Amazing LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Sweepstakes Hero, LLC	CA	100%	by MRC Documentary, L.P.
Swingers 1 Limited	GBR	100%	by Competitive Socialising Limited
Swingers 2 Limited	GBR	100%	by Competitive Socialising Limited
Swingers NY LLC	NY	100%	by Competitive Socializing US LLC
SXSW, LLC	TX	50.0%	by PME Holdings, LLC
Syracuse City, LLC	KS	100%	by Sherwood Park, Inc.
Talk Later LLC	DE	100%	by A24 Films LLC
Tamarack Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
TCG Private Credit 2024, L.P.	DE	0%	Mgmt. by CAIS TCG Private Credit 2024 GP LLC
TCG Private Equity 2022, L.P.	DE	0%	Mgmt. by CAIS TCG Private Equity 2022 GP LLC
Technicolor Dreamcourt LLC	DE	100%	by A24 Films LLC
Ten Ten Productions LLC	CA	100%	by Ruby Entertainment Inc.
Terror on the Fox Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
TFEG ABG LA JV, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
TFEG OW JV, LLC	DE	50.0%	by Thirteenth Floor Entertainment Group, LLC
The Hollywood Reporter, LLC	DE	100%	by PME Holdings, LLC
The Most Down to Earth, LLC	CA	100%	by MRC Documentary, L.P.
The St. James FCVA LLC	VA	100%	by SJS&W Washington Property LLC
The St. James Lacrosse LLC	VA	100%	by SJS&W Washington Property LLC
The St. James Media LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
The St. James Sports & Wellness Lincolnshire LLC	DE	100%	by Cain International LP
The St. James Sports and Wellness Complex LLC	DE	0%	Board rights held by CHE SJG LLC
The Stage Shoreditch (Commercial Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) LP	GBR	99.9%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) GP Ltd
The Stage Shoreditch (Commercial Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Containers) GP Ltd	GBR	100%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) LP	GBR	99.9%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Containers) GP Ltd
The Stage Shoreditch (Containers) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
37

Name	Jurisdiction	Percent of Voting Securities Owned
The Stage Shoreditch (Curtain Theatre) GP Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) LP	GBR	64.9%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) GP Ltd
The Stage Shoreditch (Curtain Theatre) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Master) Unit Trust	JEY	99.0%	by The Stage Shoreditch LLP
The Stage Shoreditch (Office North) GP Ltd	GBR	100%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) LP	GBR	99.9%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office North) GP Ltd
The Stage Shoreditch (Office North) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Office South) GP Ltd	GBR	100%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) LP	GBR	99.9%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office South) GP Ltd
The Stage Shoreditch (Office South) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Pavilion) GP Ltd	GBR	65.0%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) LP	GBR	99.9%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Pavilion) GP Ltd
The Stage Shoreditch (Pavilion) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (The Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) LP	GBR	99.9%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (The Tower) GP Ltd
The Stage Shoreditch (The Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Deveopment LLP	GBR	100%	by The Stage Shoreditch LLP
The Stage Shoreditch LLP	GBR	0%	Board rights held by CH McCourt (The Stage) LLC
The Stage Shoreditch Management Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Residential HoldCo Limited	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Residential Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
Thirteenth Floor Entertainment Group, LLC	DE	50.0%	by Sensory Impact Group, LLC
Thornwood Capital, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Three L Finance Holdings, LLC	DE	100%	by Eldridge Equipment Finance LLC
Tiger Productions LLC	DE	100%	by A24 Films LLC
TIL 2022 LIMITED	GBR	100%	by Fulwell 73 UK Limited
TLB-GBM, LLC	DE	100%	by Todd L. Boehly, Individual
Topeka Grand Hotels, LLC	DE	37.0%	by Security Benefit Life Insurance Company
Tornado Digital, LLC	KS	100%	by Sherwood Park, Inc.
Trigger Investco, LLC	DE	100%	by Putnam Asset Holdings, LLC
Trigger Media Group, LLC	DE	100%	by Trigger Investco, LLC
Trinity Stuart Development LLC	DE	100%	by Trinity Stuart Holding, LLC
Trinity Stuart Holding, LLC	DE	85.0%	by CI Boston Holdings LLC
Trinity Stuart Hotel LLC	DE	100%	by Trinity Stuart Holding, LLC
Triple8, LLC	KS	100%	by Security Benefit Life Insurance Company
Trison Construction, Inc.	OK	100%	by LSB Chemical L.L.C.
Truebill, Inc.	DE	18.22%	by Eldridge Truebill Funding, LLC
TS Pied-a-Terre Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Residences Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Retail Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TSJ Bethesda Property LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
TSJ Lincolnshire Property LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
TSJ Management Company LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
TSJ RTC Property LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
TSJ Tysons Galleria Property LLC	VA	0%	Mgmt. by The St. James Sports and Wellness Complex LLC
TT Entertainment	GBR	33.0%	by Fulwell 73 UK Limited
38

Name	Jurisdiction	Percent of Voting Securities Owned
Tuvoli Canada, Inc.	CAN	100%	by Tuvoli, LLC
Tuvoli Holdings, LLC	DE	16.87%	by Eldridge EA Holdings, LLC
Tuvoli Holdings, LLC	DE	2.45%	by Eldridge Tuvoli Holdings LLC
Tuvoli Holdings, LLC	DE	12.98%	by Epic Preferred Holdings II LLC
Tuvoli Holdings, LLC	DE	3.67%	by Epic Preferred Holdings LLC
Tuvoli, LLC	DE	100%	by Tuvoli Holdings, LLC
Twenty Years LLC	DE	100%	by After The Fact LLC
Twenty Years Rights LLC	DE	100%	by A24 Films LLC
UB The Film Limited	GBR	100%	by Fulwell 73 Limited
Ultimate Disco Cruise 19 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 20 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 22 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 23, LLC	DE	100%	by StarVista Live LLC
Un Chien Bizarre LLC	DE	100%	by A24 Films LLC
Uniq Lark Development, S.L.U.	Spain	100%	by Sulliverhills Spain, SLU
Upstate Riot, LLC	CA	100%	by MRC Documentary Holdings, LLC
Valence A24, LLC	DE	100%	by EMG AH LLC
Valence APM, LLC	DE	100%	by Media Rights Capital II, LLC
Valence Circle Up, LLC	DE	100%	by EMG AH LLC
Valence FW73, LLC	DE	100%	by EMG AH LLC
Valence Media, LLC	DE	100%	by EMH-PME LLC
Valence Zig Holdings, LLC	DE	100%	by EMG AH LLC
Variety Media, LLC	DE	100%	by PME Holdings, LLC
Vectura Services LLC	DE	100%	by Eldridge Business Services LLC
Venn Music Publishing, LLC	CA	100%	by Gaming 247, Inc.
Venn Records LLC	CA	100%	by Gaming 247, Inc.
Venn Studios LLC	CA	100%	by Gaming 247, Inc.
Venture Brand Management LLC	DE	100%	by Sugar23, Inc.
Vibe Media Publishing, LLC	DE	100%	by PME Music, LLC
Vim & Victor LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Viral Nation, Inc.	CAN	19.1%	by Eldridge Viral Nation Purchaseco Ltd.
Vista Portfolio Trust, LLC	DE	100%	by EPH, LLC
Vivid Seats, Inc.	DE	29.77%	by Post Portfolio Trust, LLC
Volare Acquisitions, Limited	Ireland	49.0%	by Flexjet Limited
Volo Sicuro, LLC	DE	19.89%	by Eldridge VS, LLC
Volo Sicuro, LLC	DE	5.97%	by Epic Aero, Inc.
Vydia, Inc.	DE	100%	by Gamma Media Holdings, LLC
WAAM Acquisition LLC	VA	100%	by The St. James Media LLC
Wanamaker Portfolio Trust, LLC	KS	100%	by EPH, LLC
Watson Brickell Development Mezz, LLC	DE	100%	by CHE 830 Brickell LLC
Watson Brickell Development Parent, LLC	DE	50.0%	by CHE 830 Brickell LLC
Watson Brickell Development Pledgor, LLC	DE	100%	by CHE 830 Brickell LLC
Watson Brickell Development, LLC	DE	100%	by CHE 830 Brickell LLC
WBC, LLC	DE	100%	by MRC II Holdings, LP
Weary Blues Holdings, LLC	KS	100%	by Sherwood Park, Inc.
Weaver Portfolio Trust, LLC	DE	100%	by EPH, LLC
Weissach Capital, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Western Remedy LLC	DE	100%	by A24 Films LLC
Westgate House Developments Limited	GBR	50.0%	by Galliard Developments Ltd
White Whale Productions, LLC	CA	100%	by MRC II Holdings, LP
Wight Cap Holdings, LLC	DE	0%	Mgmt. by EEH 2017 Prefered Member, LLC
Wildfires, LLC	CA	100%	by MRC Documentary, L.P.
Wildwood Portfolio Trust, LLC	DE	100%	by SBT Investors, LLC
39

Name	Jurisdiction	Percent of Voting Securities Owned
Windsor Portfolio Trust, LLC	DE	100%	by Dayton Funding, LLC
Windy Screams LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
Winning Spirit and Sons LLC	DE	100%	by A24 Films LLC
Wizards Productions LLC	DE	100%	by A24 Films LLC
WWB Holdings II, LLC	DE	100%	by SBT-WWB, LLC
WWB Holdings, LLC	DE	100%	by SBT-WWB, LLC
X4Y LLC	DE	100%	by Sugar23, Inc.
Yekaterina UK Limited	GBR	100%	by MRC II Holdings, LP
Yekaterina, LLC	CA	100%	by MRC II Holdings, LP
Young Brothers LLC	DE	100%	by A24 Films LLC
Zinnia Asset Holdings, LLC	DE	100%	by se2 Holdco, LLC
Zinnia Business Services LLC	DE	100%	by Zinnia Corporate Holdings, LLC
Zinnia Corporate Holdings, LLC	DE	100%	by SE2 Asset Holdings LLC
Zinnia Digital Service LLP	India	0.0001%	by se2, LLC
Zinnia Digital Service LLP	India	99.9999%	by Zinnia Corporate Holdings, LLC
Zinnia Distributor Solutions LLC	DE	100%	by Zinnia Tech Solutions LLC
Zinnia Holdco, LLC	KS	100%	by Security Benefit Corporation
Zinnia Tech Solutions Canada ULC	CAN	100%	by Zinnia Tech Solutions LLC
Zinnia Tech Solutions LLC	DE	100%	by Zinnia Corporate Holdings, LLC
Zinnia Technology Services Ireland	Ireland	100%	by Zinnia Corporate Holdings, LLC
SBL is the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, IV, SBL Variable Universal Life Insurance Account, Security Varilife Separate Account, Variable Annuity Account XI, Variflex Separate Account, SBL Variable Annuity Account VIII, SBL Variable Annuity Account XIV, SBL Variable Annuity Account XVII, T. Rowe Price Variable Annuity Account, and Parkstone Variable Annuity Separate Account. As depositor of the separate accounts, SBL might be deemed to control them.
Item 30.
Indemnification
The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person’s capacity as director or officer.
The Articles of Incorporation include the following provision:
(a) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.
(b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
40

Item 31.
Principal Underwriter
(a)(1)	Security Distributors, LLC (“SDL”), a subsidiary of SBL, acts as principal underwriter for:

SBL Variable Annuity Account I
SBL Variable Annuity Account III
SBL Variable Annuity Account IV
Security Varilife Separate Account (Security Elite Benefit)
Security Varilife Separate Account (Security Varilife)
SBL Variable Universal Life Insurance Account (Varilife)
Parkstone Advantage Variable Annuity
Variflex Separate Account (Variflex)
Variflex Separate Account (Variflex ES)
SBL Variable Annuity Account VIII (Variflex Extra Credit)
SBL Variable Annuity Account VIII (Variflex LS)
SBL Variable Annuity Account VIII (Variflex Signature)
Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AEA Variable Annuity)
SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns II Variable Annuity)
SBL Variable Annuity Account XIV (NEA Valuebuilder)
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director Variable Annuity)
SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity)
SBL Variable Annuity Account XVII (ClassicStrategies Variable Annuity)
SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)
T. Rowe Price Variable Annuity Account

(a)(2)	SDL acts as principal underwriter for the following separate accounts of First Security Benefit Life Insurance and Annuity Company of New York (“FSBL”):

Variable Annuity Account A (AdvisorDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns II Variable Annuity)
Variable Annuity Account B (SecureDesigns Variable Annuity)
Variable Annuity Account B (AdvanceDesigns Variable Annuity)
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

(a)(3)	SDL acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:

Nationwide Multi-Flex Variable Account Nationwide Variable Account 9
(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	David G. Byrnes	President and Head of Distribution
	Christopher L. Brown	Chief Financial Officer, Treasurer, and Finance and Operations Principal
	Kurt E. Auleta	Senior Vice President, Western Division
	Justin A. Jacquinot	Senior Vice President, Direct Relationships
	James J. Kiley	Senior Vice President, Education Market and Affiliates
	Michael T. Maghini	Senior Vice President, National Accounts
	Michael K. Reidy	Senior Vice President
	Matthew V. Rocha	Senior Vice President, Eastern Division
	Kevin M. Watt	Senior Vice President
	Carmen R. Hill	Vice President and Assistant Secretary
41

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Christopher D. Swickard	Vice President and Secretary
	Donald A. Wiley	Vice President
	Mark J. Carr	Assistant Vice President
	Gregory C. Garhart	Assistant Vice President, Chief Compliance Officer and AML Compliance Officer
	Aaron M. Tallen	Assistant Vice President, Internal Sales and Distribution Operations
	Susan J. Lacey	Assistant Treasurer
	Lisa M. Young	Assistant Treasurer
*For all persons listed, the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001.
(c)	(1)	(2)	(3)	(4)	(5)
	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
	Security Distributors, LLC	$813,931[1]	$366,299[2]	$0	N/A

1
SBL pays commissions to selling broker-dealers through SDL. This is the amount paid to SDL in connection with all contracts sold through the separate account. SDL passes through to selling broker-dealers all such amounts.

2
A contingent deferred sales charge may be assessed on full or partial withdrawals from certain contracts supported by the Separate Account. This is the amount of contingent deferred sales charge assessed in connection with withdrawals from all such contracts, all of which is retained by SBL.

Item 32.
Location of Accounts and Records
[Omitted]
Item 33.
Management Services
All management contracts are discussed in Part A or Part B.
Item 34.
Fee Representation and Other Representations
Fee Representation
Security Benefit Life Insurance Company represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.
Other Representations
(a)
SBL, sponsor of the unit investment trust, SBL Variable Annuity Account XIV, hereby represents that it is relying upon the American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) at paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.
(b)
Security Benefit Life Insurance Company represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that it has complied with the provisions of paragraphs (a) – (d) of that Rule.
42

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Topeka, and State of Kansas on this 30th day of April, 2024.
By:	Security Benefit Life Insurance Company
(the Depositor)
*
Douglas G. Wolff, Chief Executive Officer and Director
By:	SBL Variable Annuity Account XIV
(The Registrant)
*
Douglas G. Wolff, Chief Executive Officer and Director
As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 30, 2024.
SIGNATURES AND TITLES
By:	*
Douglas G. Wolff, Chief Executive Officer and Director
By:	*
Susan J. Lacey, Vice President and Controller
By:	*
Caleb I. Brainerd, Senior Vice President, Chief Financial Officer, and Treasurer
By:	*
John F. Guyot, Senior Vice President, General Counsel, Secretary, and Director
By:	*
Roger S. Offermann, Senior Vice President, Chief Actuary, and Director
By:	*
Joseph W. Wittrock, Senior Vice President, Chief Investment Officer, and Director
By:	*
Michael P. Kiley, Director
By:	*
Barry G. Ward, Director
*By:	/s/ Chris Swickard
Chris Swickard, as Attorney-in-Fact
1

EXHIBIT INDEX
(h)(14)	Participation Agreement – Fred Alger
(h)(16)	Participation Agreement – ING (Voya)
(h)(21)	Participation Agreement – Lincoln
(h)(30)	Participation Agreement - Pioneer
(h)(31)	Participation Agreement – Putnam
(h)(40)	Participation Agreement – Wells Fargo (Allspring) – Variable Funds
(l)(1)	Consent of Independent Registered Public Accounting Firm
(l)(2)	Consent of Counsel
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
1